File No. 33-24962
                                                 Investment Company No. 811-5186

    As filed with the Securities and Exchange Commission on October 19, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             Registration Statement under The Securities Act of 1933

                         Post-Effective Amendment No. 33

         Registration Statement under The Investment Company Act of 1940

                                Amendment No. 35

                             AMERICAN SKANDIA TRUST

               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484

               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 926-1888
              (Registrant's Telephone Number, Including Area Code)


                         ERIC C. FREED, ESQ., SECRETARY
                             AMERICAN SKANDIA TRUST
                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

                     (Name and Address of Agent for Service)

                                   Copies to:

                             ROBERT K. FULTON, ESQ.
                       STRADLEY RONON STEVENS & YOUNG, LLP
              2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098


It is proposed that this filing will become effective (check appropriate space)

               _____   immediately upon filing pursuant to paragraph (b).
               _____   on _______ pursuant to paragraph (b) of rule 485.
               _____   60 days after filing pursuant to paragraph (a)(1).
               _____   on _______ pursuant to paragraph (a)(1).
               X       75 days after filing pursuant to paragraph (a)(2).
               _____   on        pursuant to paragraph (a)(2) of rule 485.
               _____   this post-effective amendment designates a new effective
                       date for a previously filed post-effective amendment.

  Shares of Beneficial Interest of the Various Series of American Skandia Trust
                     (Title of Securities Being Registered)

         Registrant hereby incorporates the prospectus for the thirty-one (31) portfolios of American Skandia Trust (the "Trust") currently in operation into this Post-Effective Amendment No. 33 by reference to the Trust's Post-Effective Amendment No. 32, filed with the Securities and Exchange Commission on October 15, 1999.

PROSPECTUS                                                    December 31, 1999
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------
     American Skandia Trust (the "Trust") is an investment company made up of the 31 separate portfolios, one of which is offered through this Prospectus:

AST Alger All-Cap Growth Portfolio


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses and the Portfolios available for investment through that contract or policy.

                                TABLE OF CONTENTS

Caption                                                                                                        Page

Risk/Return Summary...............................................................................................3
Fees and Expenses of the Portfolio................................................................................4
Investment Objectives and Policies................................................................................5
     AST Alger All-Cap Growth Portfolio...........................................................................5
Portfolio Turnover................................................................................................6
Net Asset Values..................................................................................................6
Purchase and Redemption of Shares.................................................................................6
Management of the Trust...........................................................................................7
Tax Matters.......................................................................................................8
Certain Risk Factors and Investment Methods.......................................................................8

                               RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of thirty-one investment portfolios (the "Portfolios"), one of which is offered through this Prospectus (the "Portfolio"). The Portfolios are designed to provide a wide range of investment options.

         It is not possible to provide an exact measure of the risk to which this Portfolio is subject, and this Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on the Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which the Portfolio will be subject. The following discussion highlights the investment strategies and risks of this Portfolio. Additional information about this Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."


Portfolio:                    Investment Goal:               Primary Investments:

Alger All-Cap Growth          Long-term capital growth       The Portfolio invests primarily in common and preferred
                                                             stocks.


Principal Investment Strategies:

The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

o High Unit Volume Growth Companies. Vital creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change Companies. Companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

Principal Risks:

o The Portfolio is an equity fund, and its primary risk is that the value of the stocks it holds will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.

o The risk to which the Portfolio is subject depends in part on the size of the companies in which the Portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. The Portfolio may invest in equity securities of companies without regard to capitalization, and may include large and small companies at the same time.

o The Portfolio generally takes a growth approach. Growth stocks are those of companies that are expected to grow at above-average rates while value stocks are believed to be selling at prices lower than what they are actually worth. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

o It is possible to lose money when investing in the Portfolio. Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     FEES AND EXPENSES OF THIS PORTFOLIO: The table below describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of this Portfolio may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from the Portfolio's assets, in %):

                                     Management    Estimated    Other         Total Annual
                                     Fees          Distribution Expenses      Portfolio
                                                  and                         Operating
                                                  Service                     Expenses
Portfolio:                                        (12b-1)
                                                  Fees(2)
-----------------------------------------------------------------------------------------
AST Alger All-Cap Growth(1)             0.95          0.06          0.22           1.23

(1) This Portfolio commenced operations in January 2000. "Other expenses" shown are based on estimated amounts for the fiscal year ending December 31, 1999. (2) As discussed below under "Management of the Trust - Fees and Expenses, the Trustees adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Fee estimate is derived from data regarding other similar Portfolios' brokerage transactions, and the proportions of such transactions directed to selling dealers, for the period ended June 30, 1999. However, it is not possible to determine with accuracy actual amounts that will be received under the Distribution Plan. Such amounts will vary based upon the level of the Portfolio's brokerage activity, the proportion of such activity directed under the Distribution Plan, and other factors.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio's total operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             After:
Portfolio:                                           1 yr.             3 yrs.
---------                                            ------------------------

AST Alger All-Cap Growth                             $125              $390

INVESTMENT OBJECTIVES AND POLICIES:

         The investment objective, policies and limitations for this Portfolio are described below. The investment objectives and policies of the Portfolio generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance that the investment objective of the Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Portfolio may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."


AST ALGER ALL-CAP GROWTH PORTFOLIO:

     Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

o High Unit Volume Growth Companies. Vital creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change Companies. Companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.


         As with any fund investing primarily in equity securities, the value of the securities held by the Portfolio may decline. These declines can be substantial. In addition, the growth stocks in which the Portfolio invests primarily tend to fluctuate in price more than other types of stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks. The Portfolio's level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio emphasizes small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In addition to investing in common and preferred stocks, the Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio may invest up to 20% of its total assets in foreign securities. (American Depositary Receipts or other U.S. dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The Fund may purchase put and call options and write (sell) put and covered call options on securities and securities indices to increase gain or to hedge against the risk of unfavorable price movements. However, the Sub-advisor does not currently intend to rely on these option strategies extensively, if at all. The Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. The Portfolio may sell securities "short against the box."

         An additional discussion of these types of investments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may invest up to 100% of its assets in cash, commercial paper, high-grade bonds or cash equivalents for temporary defensive reasons if the Sub-advisor believes that adverse market or other conditions warrant. This is to attempt to protect the Portfolio from a temporary unacceptable risk of loss. However, while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.


PORTFOLIO TURNOVER:

         The Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase the Portfolio's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period. Although turnover rates may vary substantially from year to year, it is anticipated that the Portfolio regularly may have an annual rate of turnover exceeding 100%.

         A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset value per share ("NAV") of the Portfolio is determined as of the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of the Portfolio's total assets, less any liabilities, by the number of total shares outstanding. In general, the assets of the Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of the Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolio may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received before 4:00 P.M. Eastern time are effected at the NAV determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. The profit sharing plan covering employees of ASLAC and its affiliates, which is a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, also directly owns shares of the Trust. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI has served as Investment Manager since 1992, and currently serves as Investment Manager to a total of 50 investment company portfolios (including the Portfolios of the Trust). ASISI is an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment Management Agreement with ASISI (the "Management Agreement") for the Portfolio provides that ASISI will furnish the Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the Portfolio. The Investment Manager has engaged a Sub-advisor to conduct the investment program of this Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Manager is responsible for monitoring the activities of the Sub-advisor and reporting on such activities to the Trustees. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption from the Securities and Exchange Commission that permits ASISI, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisor:

         Fred Alger Management, Inc. ("Alger"), One World Trade Center, Suite 9333, New York, New York 10048, serves as Sub-advisor for the AST Alger All-Cap Portfolio. Alger has been an investment advisor since 1964, and as of September 30, 1999 managed mutual fund and other assets totaling approximately $12 billion.

         The portfolio managers responsible for the management of this Portfolio are David Alger and Ron Tartaro. Both have managed this Portfolio since its inception. Mr. Alger has been employed by the Sub-advisor as Executive Vice President and Director of Research since 1971, and as President since 1995. Mr. Tartaro has been employed by the Sub-advisor since 1990 as a senior research analyst until 1995 and as a Senior Vice President since 1995.

Fees and Expenses:

         Investment Management Fees. ASISI receives a fee, payable each month, for the performance of its services. ASISI pays the Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to THE Portfolio. The Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares.

         The investment management fee rate for the Portfolio, which had not commenced operations as of the date of this Prospectus, is an annual rate of 0.95% of the average daily net assets of the Portfolio.

         For more information about investment management fees and the fees payable by ASISI to the Sub-advisor, please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses. In addition to Investment Management fees, the Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust. Expenses not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution Plan. The Trust has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for this Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

TAX MATTERS:

         The Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of this Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of this Portfolio, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of  variable  annuity  contracts  or  variable  life  insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain securities and investment methods that this Portfolio may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of this Portfolio is described above under "Investment Objective and Policies" and an investor should refer to that section to obtain information about the Portfolio.

DERIVATIVE INSTRUMENTS:

         The Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, the Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. The Portfolio may use derivatives to hedge against changes in securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

         The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for the Portfolio to set aside assets to meet its obligations with respect to derivatives may result in the Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in the Portfolio needing to sell securities at a disadvantageous time. The Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that the Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

         Options. The Portfolio may purchase or write (sell) call or put options on securities, or securities indices. The purchaser of an option on a security obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

         The Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by the Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         The Portfolio will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost). By writing a call option, the Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, the Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. The Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. If the Portfolio writes a put option it likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         The Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. The Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures Contracts and Related Options. The Portfolio may enter into stock index futures contracts and related options. The seller of a futures contract agrees to sell the securities called for in the contract and the buyer agrees to buy the securities at a specified price at a specified future time. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. The Portfolio may use futures contracts to hedge against movements in securities prices, or as an efficient way to gain exposure to these markets.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i) purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets; and

         (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce the Portfolio's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If the Sub-advisor seeks to protect the Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. The Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options and futures are
(a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries. Although the Portfolio does not invest primarily in securities of issuers in developing countries, it may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of the Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. The Portfolio's share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, the Portfolio may incur costs in connection with conversions between various currencies.

         While the introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union generally occurred without significant market or operational disruption, the euro still presents certain political and operational uncertainties. These uncertainties may include political reaction against the euro in participating nations and operational difficulties as the result of the fact that some securities still pay dividends and interest in the old currencies. These uncertainties could cause market disruptions, and could adversely affect the value of securities held by the Portfolios.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         The Portfolio may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

CONVERTIBLE SECURITIES AND WARRANTS:

         The  Portfolio  may  invest  in  convertible  securities.   Convertible
securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines adopted by the Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Directors of the Company. However, the liquidity of the Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         The Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to the Portfolio's limit on illiquid securities.

         The Portfolio may lose money through investment in repurchase agreements in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. The Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

BORROWING:

         The Portfolio may borrow money from banks. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test, the Portfolio must reduce such borrowings so as to meet the necessary test within three business days. If the Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         The Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although the Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made arrangements with certain money market mutual funds so that the Sub-advisor can "sweep" excess cash balances of the Portfolio to those funds for temporary investment purposes. Mutual funds pay their own operating expenses, and the Portfolio, as a shareholder in the money market funds, will indirectly pay its proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While the Portfolio will not make short sales generally, the Portfolio may make short sales "against the box." A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. The Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

YEAR 2000 RISKS:

         Many services provided to the Trust and the Portfolio by the Investment Manager, the Sub-advisor, and the Trust's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Trust operations.

         The Service Providers recognize the importance of the Year 2000 Issue and have advised the Trust that they are taking appropriate steps in preparation for the year 2000. At this time, there can be no assurance that the actions taken by the Service Providers, who are generally not affiliated with the Investment Manager, will be sufficient to avoid any adverse impact on the Portfolio, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.

         The Investment Manager and the Trust are seeking further assurances from the Service Providers that all of the systems they use in connection with the Portfolio will be adapted in time for the year 2000. The Investment Manager will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers, and is coordinating with the Service Providers to determine that contingency plans are in place in the event of any disruptions to the normal operations of the Trust resulting from the Year 2000 Issue.

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



Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisor
Fred Alger Management, Inc..

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

     Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional information about this Portfolio is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge by calling the above number.

         The information in the Trust filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Finally, information about the Company is available on the Commission's Internet site at http://www.sec.gov.




































Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                            December 31, 1999

                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484

--------------------------------------------------------------------------------




American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing objectives of its Portfolios. Currently, these Portfolios are the AST Founders Passport Portfolio, the AST T. Rowe Price International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Janus Overseas Growth Portfolio, the AST American Century International Growth Portfolio, the AST MFS Global Equity Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Alger All-Cap Growth Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio, the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio, the AST Bankers Trust Managed Index 500 Portfolio, the AST Cohen & Steers Realty Portfolio, the AST American Century Income & Growth Portfolio, the AST Lord Abbett Growth and Income Portfolio, the AST MFS Growth with Income Portfolio, the AST INVESCO Equity Income Portfolio, the AST AIM Balanced Portfolio, the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price International Bond Portfolio, the AST Federated High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Founders Asset Management LLC: AST Founders Passport Portfolio; (b) Rowe Price-Fleming International, Inc.: AST T. Rowe Price International Equity Portfolio, AST T. Rowe Price International Bond Portfolio; (c) A I M Capital Management, Inc.: AST AIM International Equity Portfolio, AST AIM Balanced Portfolio; (d) Janus Capital Corporation: AST JanCap Growth Portfolio, AST Janus Overseas Growth Portfolio, AST Janus Small-Cap Growth Portfolio; (e) American Century Investment Management, Inc.: AST American Century International Growth Portfolio, AST American Century Income & Growth Portfolio, AST American Century Strategic Balanced Portfolio; (f) Massachusetts Financial Services Company: AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio; (g) Scudder Kemper Investments,
Inc.: AST Kemper Small-Cap Growth Portfolio; (h) Lord, Abbett & Co.: AST Lord Abbett Growth and Income Portfolio, AST Lord Abbett Small Cap Value Portfolio;
(i) T. Rowe Price Associates, Inc.: AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Small Company Value Portfolio; (j) Neuberger Berman Management, Incorporated:
AST Neuberger Berman Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio; (k) Fred Alger Management, Inc.: AST Alger All-Cap Growth Portfolio; (l) OppenheimerFunds, Inc.: AST Oppenheimer Large-Cap Growth Portfolio; (m) Marsico Capital Management, LLC: AST Marsico Capital Growth
Portfolio;  (n) Bankers  Trust  Company:  AST Bankers  Trust  Managed  Index 500
Portfolio; (o) Cohen & Steers Capital Management, Inc.: AST Cohen & Steers Realty Portfolio; (p) INVESCO Funds Group, Inc.: AST INVESCO Equity Income Portfolio; (q) Federated Investment Counseling: AST Federated High Yield
Portfolio; (r) Pacific Investment Management Company: AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio; and (s) J.P. Morgan Investment Management Inc.: AST Money Market Portfolio.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's current Prospectus, a copy of which may be obtained by writing the Trust's administrative office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.




This Statement relates to the Trust's Prospectus dated December 31, 1999.

                                TABLE OF CONTENTS

Caption                                                                                                        Page


General Information and History...................................................................................3
Investment Objectives and Policies................................................................................3
     AST Founders Passport Portfolio..............................................................................3
     AST T. Rowe Price International Equity Portfolio............................................................11
     AST AIM International Equity Portfolio......................................................................20
     AST Janus Overseas Growth Portfolio.........................................................................26
     AST American Century International Growth Portfolio.........................................................29
     AST MFS Global Equity Portfolio.............................................................................32
     AST Janus Small-Cap Growth Portfolio........................................................................41
     AST Kemper Small-Cap Growth Portfolio.......................................................................45
     AST Lord Abbett Small Cap Value Portfolio...................................................................48
     AST T. Rowe Price Small Company Value Portfolio.............................................................52
     AST Neuberger Berman Mid-Cap Growth Portfolio...............................................................61
     AST Neuberger Berman Mid-Cap Value Portfolio................................................................68
     AST Alger All-Cap Growth Portfolio............................................................................
     AST T. Rowe Price Natural Resources Portfolio...............................................................75
     AST Oppenheimer Large-Cap Growth Portfolio..................................................................84
     AST MFS Growth Portfolio....................................................................................86
     AST Marsico Capital Growth Portfolio........................................................................96
     AST JanCap Growth Portfolio.................................................................................98
     AST Bankers Trust Managed Index 500 Portfolio..............................................................100
     AST Cohen & Steers Realty Portfolio........................................................................104
     AST American Century Income & Growth Portfolio.............................................................109
     AST Lord Abbett Growth and Income Portfolio................................................................114
     AST MFS Growth with Income Portfolio.......................................................................114
     AST INVESCO Equity Income Portfolio........................................................................124
     AST AIM Balanced Portfolio.................................................................................125
     AST American Century Strategic Balanced Portfolio..........................................................132
     AST T. Rowe Price Asset Allocation Portfolio...............................................................136
     AST T. Rowe Price International Bond Portfolio.............................................................145
     AST Federated High Yield Portfolio.........................................................................154
     AST PIMCO Total Return Bond Portfolio......................................................................156
     AST PIMCO Limited Maturity Bond Portfolio..................................................................169
     AST Money Market Portfolio.................................................................................182
Investment Restrictions.........................................................................................184
Certain Risk Factors and Investment Methods.....................................................................198
Portfolio Turnover..............................................................................................213
Organization and Management of the Trust........................................................................213
Investment Advisory and Other Services..........................................................................216
Brokerage Allocation............................................................................................227
Allocation of Investments.......................................................................................228
Computation of Net Asset Values.................................................................................229
Sale of Shares..................................................................................................229
Description of Shares of the Trust..............................................................................230
Underwriter.....................................................................................................231
Tax Matters.....................................................................................................231
Performance.....................................................................................................232
Custodian.......................................................................................................235
Other Information...............................................................................................235
Financial Statements............................................................................................235
Appendix A Financial Statements for American Skandia Trust......................................................A-1
Appendix B Definition of Certain Debt Securities Ratings........................................................B-1


GENERAL INFORMATION AND HISTORY:


     Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This Portfolio is now known as the AST AIM International Equity Portfolio (formerly, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio). The AST Lord Abbett Growth and Income Portfolio was first offered as of May 1, 1992. The AST JanCap Growth Portfolio and the AST Money Market
Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio) and the AST AIM Balanced Portfolio (formerly, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST Federated High Yield Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price International Equity Portfolio, the AST Janus Small-Cap Growth Portfolio (formerly, the Founders Capital Appreciation Portfolio), the AST INVESCO Equity Income Portfolio and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio) was first offered as of October 19, 1994. The AST Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST Oppenheimer Large-Cap Growth Portfolio (formerly, the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST Janus Overseas Growth Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the AST American Century International Growth Portfolio, the AST American Century Strategic Balanced Portfolio and the AST American Century Income & Growth Portfolio (formerly, the AST Putnam Value Growth & Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Lord Abbett Small Cap Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Stein Roe Venture Portfolio, and the AST Bankers Trust Managed Index 500 Portfolio were first offered as of January 2, 1998. The AST Kemper Small-Cap Growth Portfolio was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio, the AST MFS Growth Portfolio and the AST MFS Growth with Income Portfolio were first offered as of October 18, 1999. The AST Alger All-Cap Growth Portfolio had not been offered prior to the date of this Prospectus.


INVESTMENT OBJECTIVES AND POLICIES:

     The following information supplements, and should be read in conjunction with, the discussion in the Trust's Prospectus of the investment objective and policies of each Portfolio. The investment objective and supplemental information regarding the investment policies for each of the Portfolios are described below and should be considered separately. Each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and return in each Portfolio may differ. There can be no assurance that any Portfolio's investment objective will be achieved. Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     The investment objective and the investment policies and limitations of each Portfolio, unless otherwise specified, are not "fundamental" policies and may be changed by the Board of Trustees of the Trust without approval of the shareholders of the affected Portfolio. Those investment policies specifically labeled as fundamental, including those described in the "Investment Restrictions" section of this Statement, may not be changed without shareholder approval. Fundamental investment policies of a Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.

AST Founders Passport Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Portfolio generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio generally will not enter into forward contracts with a term greater than one year. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. In addition, the Portfolio may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Trust's Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

         Lower-Rated or Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this Statement. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.

         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

         Temporary Defensive Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S.
dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Portfolio also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). For more information on mortgage-backed securities, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Founders Passport Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

         2.  Purchase  securities  of  other  investment   companies  except  in
compliance with the 1940 Act;

         3. Invest in companies for the purpose of exercising control or management.

         4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         5. Sell securities short.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

AST T. Rowe Price International Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Investment Policies: The Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that the Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

          The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Portfolio is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Portfolio cannot guarantee it will achieve its objective.

          It is the present intention of the Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as the Sub-advisor may determine from time to time.

          In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

          In analyzing companies for investment, the Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe. The Portfolio will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Portfolio will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund; others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio may also invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to perform would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-Advisor or AST T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal  Tax  Treatment  of  Options,  Futures  Contracts  and Forward
Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          Illiquid and Restricted Securities. The Portfolio may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

          Notwithstanding the above, the Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

          The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

          Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Cash Reserves. The Portfolio's cash reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price International Equity Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     5. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts and other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8.   Effect short sales of securities;

     9. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market; or

     10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

          In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

AST AIM International Equity Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In managing the Portfolio, the Sub-advisor seeks to apply to the Portfolio the same investment strategy that it applies to several of its other managed portfolios that have similar investment objectives but that invest primarily in United States equities markets. The Portfolio will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by the Sub-advisor. The Sub-advisor reviews carefully the earnings history and prospects for growth of each company considered for investment by the Portfolio. It is anticipated that common stocks will be the principal form of investment of the Portfolio. The Portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which the Sub-advisor considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies, which the Sub-advisor believes are currently enjoying a dramatic increase in earnings.

         If a particular foreign company meets the quantitative standards determined by the Sub-advisor, its securities may be acquired by the Portfolio regardless of the location of the company or the percentage of the Portfolio's investments in the company's country or region. However, the Sub-advisor will also consider other factors in making investment decisions for the Portfolio, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

         The Sub-advisor recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Portfolio in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. In addition, the value of the Portfolio's investments that are denominated in a foreign currency may be affected by changes in currency exchange rates. For these and other reasons, the Sub-advisor from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

         Any income realized by the Portfolio will be incidental and will not be an important criterion in the selection of portfolio securities.

         Under normal market conditions the Portfolio will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies that are listed on a recognized foreign securities exchange or traded on a foreign over-the-counter market. The Portfolio may also satisfy the foregoing requirement in part by investing in the securities of foreign issuers in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers.

         The Portfolio will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), but the Portfolio may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. The risks of investment in the equity markets of developing countries are described in more detail immediately below and in this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate Investment Trusts ("REITs"). The Portfolio may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities of REITs held by the Portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is collateralized by the security acquired by the Portfolio and the value of the acquired security is marked to market daily in order to minimize the Portfolio's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Portfolio may experience losses, including possible reduced levels of income and lack of access to income during this period.

         Additional information about repurchase agreements and their risks are included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio Securities. While securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has the right to call its loans and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time that coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Additional information about the lending of portfolio securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings. The Portfolio may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act. In addition, the Portfolio does not intend to engage in leverage; therefore, consistent with current interpretations of the SEC, the Portfolio will not purchase additional securities while borrowings exceed 5% of the Portfolio's total assets. Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Issued on a When-Issued or Delayed-Delivery Basis. The Portfolio may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Portfolio also may purchase or sell securities on a delayed-delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery-securities are fixed at the time the buyer enters into the commitment. If the Portfolio purchases a when-issued security or enters into a delayed-delivery agreement, the Portfolio's custodian bank will segregate cash or other liquid assets in an amount at least equal to the when-issued commitment or delayed-delivery agreement commitment. Additional information about when-issued and delayed-delivery transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As described in the Trust's Prospectus, the Portfolio may make short sales against the box. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Since the Portfolio ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Portfolio will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

         The Portfolio will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Portfolio's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales. In no event may more than 10% of the value of the Portfolio's total assets be deposited or pledged as collateral for short sales at any time.

         Rule 144A Securities. The Portfolio may purchase privately placed securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in securities that have not been registered under the 1933 Act. The Sub-advisor, under the guidelines adopted by the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. The determination of whether a Rule 144A security is liquid is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor will consider, as it deems appropriate under the circumstances, the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Sub-advisor and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Additional information about illiquid and Rule 144A securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio normally invests primarily in foreign securities, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Portfolio invests in securities denominated in foreign currencies, the Portfolio bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Portfolio's investments in securities denominated in foreign currencies generally will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Portfolio may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments. The risks of investing in foreign securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Investment by the Portfolio in ADRs, EDRs and similar securities also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

                  Developing Countries. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore. The characteristics of markets can change over time. Currently, the Sub-advisor believes that investing in many emerging markets is not desirable or feasible because of the lack of adequate custody arrangements for the Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As desirable opportunities to invest in securities in emerging markets develop, the Portfolio may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks relating to foreign securities generally will be greater for emerging markets than for developed countries. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets for certain developing markets. Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. There also may be a lower level of securities market monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

         In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets may be particularly high with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Portfolio to the risk of losses resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's portfolio securities in such markets may not be readily available. The Portfolio's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

         Portfolio Turnover. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Portfolio's investment objectives, regardless of the holding period of that security. Additional information about portfolio turnover is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options, Futures and Currency Strategies. The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options, Futures and Currency Strategies. The use by the Portfolio of options, futures contracts and forward currency contracts involves special considerations and risks. For example, there might be imperfect correlation, or even no correlation, between the price movements or an instrument (such as an option contract) and the price movements of the investments being hedged. In these circumstances, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging transaction if the Sub-advisor determines that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional information on these instruments is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Certain risks pertaining to particular strategies are described in the sections that follow.

     Cover. Transactions using forward contracts, futures contracts and options (other than options purchased by a Portfolio) expose the Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

                  Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                  Writing Call Options. The Portfolio may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options. The Portfolio may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options. The Portfolio may purchase put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Portfolio has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Portfolio may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Purchasing Call Options. The Portfolio may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Portfolio has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index Options. The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations on Options. The Portfolio will not write options it, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets. The Portfolio will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio's total assets.

                  Interest Rate, Currency and Stock Index Futures Contracts. The Portfolio may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC").

         The Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures will be purchased to protect the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Portfolio were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional information on Futures, options on Futures, and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio either may accept or make delivery of the currency at the maturity of the forward contract. The Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional information on forward contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Investment Companies. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the AST AIM International Equity Portfolio. This limitation is not a "fundamental" restriction, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Make investments for the purpose of gaining control of a company's management.

AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The portfolio pursues its objective by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States. The Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Portfolio. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Illiquid Investments. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Portfolio securities, including Rule 144A Securities and commercial paper. Under the guidelines established by the Trustees, the Sub-advisor will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Portfolio may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. For an additional discussion of pass-through securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.
The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

         Repurchase and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Sub-advisor to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Sub-advisor.
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised or sub-advised by the
Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. The Portfolio may also enter into reverse repurchase agreements. The Portfolio will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that Sub-advisor deems creditworthy. For an additional description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Overseas Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval:

         1. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         4. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

         5. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         6. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Sub-Advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

         7. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST American Century International Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In general, within the restrictions outlined herein, the Portfolio has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the Sub-advisor's intention that the Portfolio will generally consist of common stocks. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency ("portfolio hedging"). It's anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction hedging, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Portfolio will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in repurchase agreements. The Portfolio will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale the collateral account will be maintained by the Portfolio's custodian. While the short sale is open the Portfolio will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         If the Portfolio sells short securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign Debt Obligations. The Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to  purchase a given  security  whenever  the
Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Portfolio may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST American Century
International Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3. Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5. Invest for control or for management.

AST MFS Global Equity Portfolio:

     Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

         U.S. Government Securities. The Portfolio may invest in U.S. Government securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

     U.S. Government securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Equity Securities. The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. For the purposes of the Portfolio's policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situations may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding. Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-adviser believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices or foreign currencies or commodities. The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Portfolio may invest in other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Portfolio may invest in the following types of options, which involves the risks described below under the caption "Risk Factors."

         Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures Contracts. The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held
(ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets. Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the
Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of Imperfect Correlation of Hedging Instruments with the Portfolio's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction. In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures Contracts. The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System or recognized primary U.S. Government securities dealers which the Sub-adviser has determined to be creditworthy. The securities that the Portfolio purchases and holds through its agent are U.S. Government securities. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase price may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Government securities.

         The Portfolio only enters into repurchase agreements after the Sub-adviser has determined that the seller is creditworthy, and the Sub-adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon amount of collateral.

         For an additional discussion of repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Restricted Securities. The Portfolio may purchase securities that are not registered under the Securities Act of 1933 ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) paper"). The Board of Trustees has delegated to the Sub-adviser the daily function of determining and monitoring the liquidity of Rule 144A securities and Section 4(2) paper. The Board, however, retains oversight of the liquidity and availability of information. Subject the Portfolio's limitation on investments in illiquid investments, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. In addition, the Portfolio might have to sell these securities at less than fair value. Market quotations for these securities will be less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

         Additional information about restricted securities and their risks is included in the Trust's prospectus under "Certain Risk factors and Investment Methods."

     Short Term Instruments. The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants. The Portfolio may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

         Additional information regarding warrants is included in this Statement and the Trust's Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued" Securities. The Portfolio may purchase securities on a "when-issued," "forward commitment," or "delayed delivery basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued securities, please see this Statement under "Certain Risk Factors and Investment Methods."

AST Janus Small-Cap Growth Portfolio:

Investment Objective: As stated in the Prospectus, the Portfolio's investment objective is capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Illiquid Investments. The Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized the Sub-advisor to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Portfolio. Under the guidelines established by the Trustees, the Sub-advisor will consider, among other factors:
1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; and 5) any rating of the security by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In the case of commercial paper, the Sub-advisor will also determine that the paper is not traded flat or in default as to principal and interest. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not considered an illiquid security.

         Investment Company Securities. From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-adviser to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are described in the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Income-Producing Securities. Types of income producing securities that the Portfolio may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio. The Portfolio may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security. For example, certain inverse floaters pay interest at a rate that varies inversely to prevailing short-term interest rates. Some inverse floaters have an interest rate reset mechanism that multiplies the effects of changes in an underlying index. Such a mechanism may increase fluctuations in the security's market value. The Portfolio will not invest more than 5% of its assets in inverse floaters.

         High-Yield/High-Risk Securities. The Portfolio intends to invest less than 35% of its net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

         The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-advisor may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

         The Portfolio may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-advisor's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

                  Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition. The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio Securities. Although the Portfolio generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolio will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Repurchase and Reverse Repurchase Agreements. The Portfolio may enter into repurchase agreements. While it is not possible to eliminate all risks from repurchase agreement transactions, the Portfolio will limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor under guidelines established by the Board of Trustees of the Trust. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account.

         The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, rather than to obtain cash to make additional investments. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional discussion of repurchase agreements and reverse repurchase agreements and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Forward Contracts. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's total assets. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option purchased or written by the Portfolio in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Portfolio's obligations under an option it has written, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain of their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. The Portfolio bears the risk of loss of any payments it is contractually obligated to make in connection with interest rate swaps. In addition, if the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Small-Cap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

         4. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Kemper Small-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options. The Portfolio may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Portfolio may write put options provided that, so long as the Portfolio is obligated as the writer of the option, the Portfolio owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The Portfolio may write
(sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional discussion of investing in options and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter Options. The Portfolio may deal in over-the-counter traded options ("OTC options"). Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases. In writing OTC options, the Portfolio receives the premium in advance from the dealer. OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange traded options.

         The staff of the Securities and Exchange Commission ("SEC") takes the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Accordingly, the Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor. The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolio. The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis. The Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in other illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

         The Portfolio anticipates entering into agreements with dealers to which the Portfolio sells OTC options. Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. The Portfolio may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities. Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options. The Portfolio may enter into financial futures contracts. This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index. Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index. In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Portfolio's pursuit of its investment objective. Also, if the Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds held by the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Portfolio may purchase and write call and put options on financial futures contracts. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio. For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper. The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Section 4(2) paper will be considered illiquid, and subject to the Portfolio's limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.

         Collateralized Obligations. The Portfolio may invest in asset-backed and mortgage-backed securities, including interest only ("IO") and principal only ("PO") securities (collectively, "collateralized obligations"). A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

                  The Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations. Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustees.

         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Portfolio, in another investment company.

         The Portfolio may also invest in "inverse floaters." These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Kemper Small-Cap Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed without shareholder approval. The Portfolio will not:

     1. Invest for the purpose of exercising control or management of another issuer.

     2. Purchase securities of other investment companies, except in compliance with the 1940 Act.

     3. Invest more than 15% of its net assets in illiquid securities.

AST Lord Abbett Small Cap Value Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation.

Investment Policies:

         Repurchase Agreements. If the Portfolio enters into repurchase agreements, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest U.S. commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Portfolio otherwise may invest.

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Foreign Currency Hedging Techniques. The Portfolio expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency or, in the alternative, the Portfolio may use a cross-hedging technique whereby it sells another currency which the Portfolio expects to decline in a similar way but which has a lower transaction cost. The Portfolio does not intend to enter into forward contracts under this second circumstance on a continuous basis. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio's net assets. The premiums paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such call writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Portfolio or in such cross currency (referred to above) to cover such call writing. For an additional discussion of foreign currency options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Call Options on Stock. The Portfolio may, from time to time, write call options on its portfolio securities. The Portfolio may write only call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Portfolio will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction.

         The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Portfolio is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Portfolio may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Portfolio for writing the option.

         Generally, the Portfolio intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Portfolio's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Portfolio will generally not write listed covered call options when it anticipates that the market values of its portfolio securities will increase.

         One reason for the Portfolio to write call options is as part of a "sell discipline." If the Portfolio decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Portfolio would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Portfolio would forego the opportunity to sell the stock at that higher price.

         In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Sub-advisor, the market price of a stock is overvalued and it should be sold, the Portfolio may elect to write a call option with an exercise price below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Portfolio will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Portfolio would, in effect, have increased the selling price of the stock. The Portfolio would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock. For an additional discussion of call options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Put Options on Stock. The Portfolio may also write listed put options. Writing listed put options is a useful portfolio investment strategy when the Portfolio has cash or other reserves available for investment as a result of sales of Portfolio shares or, more importantly, because the Sub-advisor believes a more defensive and less fully invested position is desirable in light of market conditions. If the Sub-advisor wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Portfolio writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Portfolio for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Portfolio would have foregone an opportunity to purchase the stock at a lower price.

         If, prior to the exercise of a put option, the Portfolio determines that it no longer wishes to invest in the stock on which the put option had been written, the Portfolio may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected. For an additional discussion of put options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index Options. Except as describe below, the Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

         Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Portfolio will not purchase or sell any index option contract unless and until, in the Sub-advisor's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks. For an additional discussion of stock index options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Segregated Accounts. If the Portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten different "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Portfolio, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with the its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

         Stock Index Futures. The Portfolio will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Portfolio's portfolio or which it intends to purchase. The Portfolio will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. The Portfolio may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Portfolio's net assets.

         Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions. The Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. The Portfolio does not currently intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. The Portfolio will not (a) write puts having an aggregate exercise price greater than 25% of the Portfolio's net assets; or (b) purchase (i) put options on stocks not held in the Portfolio's portfolio, (ii) put options on stock indices, or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolio will write call options on indices only under the circumstances described above under "Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions."

         Unless the Portfolio has other liquid assets that are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When the Portfolio has written a call, there is also a risk that the market may decline between the time the call is written and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Short Sales. The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against-the-box"), and that not more than 25% of the Portfolio's net assets (determined at the time of the short sale) may be subject to such sales. Notwithstanding this 25% limitation, the Portfolio does not currently intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

         Debt Securities. The Portfolio may invest in straight bonds or other debt securities, including lower rated, high-yield bonds. Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from the Portfolio's portfolio. The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities. For a discussion of debt securities, including lower rated, high-yield bonds, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Lord Abbett Small Cap Value Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);

     2. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     3. Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

     4. Invest in the securities of other investment companies except as permitted by applicable law;

     5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

     6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST T. Rowe Price Small Company Value Portfolio:

     Investment  Objective:  The  investment  objective  of the  Portfolio is to
provide   long-term   capital    appreciation   by   investing    primarily   in
small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below. See this Statement under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Lower-Rated Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." The Portfolio will not purchase a junk bond if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. The Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue; and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by the Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Money Market Securities. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price Small Company Value Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

     9. Effect short sales of securities; or

     10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Neuberger Berman Mid-Cap Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Portfolio purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Trustees of the Trust. The bank or securities dealer agrees to repurchase the securities from the Portfolio at a higher price on a designated future date.
Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Portfolio may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at al1 times equals or exceeds the amount paid by the Portfolio under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by the custodian or a bank acting as the Portfolio's agent.

         Securities Loans. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity. The Sub-advisor, acting under guidelines established by the Board of Trustees of the Trust, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Portfolio's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Portfolio to be illiquid. Illiquid securities for which no market exists are priced by a method that the Trustees believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call Options. The Portfolio may write covered call options on securities it owns. Generally, the purpose of writing these options is to reduce the effect of price fluctuation of securities held by the Portfolio's net asset value. Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Portfolio originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional discussion of options and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (5) obligations of other corporations, and
(6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Portfolio may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may also use forward contracts for non-hedging purposes.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency.

         The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies. The Portfolio may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S.
dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency. If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Options on foreign currencies may be traded on U.S. or foreign exchanges or over-the-counter options or foreign currencies that are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Portfolio will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Preferred Stock. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income securities held by the Portfolio deteriorates so that they no longer would be eligible for purchase by the Portfolio, the Portfolio will engage in an orderly disposition of the securities to the extent necessary to ensure that the Portfolio's holding of such securities will not exceed 5% of its net assets.

         Convertible Securities. The Portfolio may invest in convertible securities of any quality. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Banking and Savings Institution Securities. The Portfolio may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolio invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Neuberger Berman Mid-Cap Growth Portfolio. These limitations are not fundamental restrictions and can be changed without shareholder approval.

         1. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         3. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Repurchase Agreements. In a repurchase agreement, the Portfolio purchases securities from a Federal Reserve member bank or a securities dealer deemed creditworthy by the Sub-advisor under procedures established by the Board of Trustees of the Trust. The bank or securities dealer agrees to repurchase the securities from the Portfolio at a higher price on a designated future date.
Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven business days are considered to be illiquid securities; the Portfolio may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio will enter into a repurchase agreement only if (1) the underlying securities are of the type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, and any other collateral for the repurchase agreement at al1 times equals or exceeds the amount paid by the Portfolio under the agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by the custodian or a bank acting as the Portfolio's agent.

         Securities Loans. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Restricted Securities and Rule 144A Securities. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity. The Sub-advisor, acting under guidelines established by the Board of Trustees of the Trust, may determine that certain securities qualified for trading under Rule 144A are liquid.

         Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities, excluding Rule 144A securities deemed liquid by the Sub-advisor, are considered illiquid, and will be subject to the Portfolio's 15% limit on investments in illiquid securities. Foreign securities that are freely tradable in their principal markets are not considered by the Portfolio to be illiquid. Illiquid securities for which no market exists are priced by a method that the Trustees believe accurately reflects fair value.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call Options. The Portfolio may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions. Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's net asset value. Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Portfolio originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional discussion of options and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Portfolio may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S.
dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency. If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Portfolio will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Preferred Stock. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Portfolio may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible Securities. The Portfolio may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Zero Coupon Securities. The Portfolio may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Neuberger Berman Mid-Cap Value Portfolio. These limitations are not fundamental restrictions, and can be changed without shareholder approval.

         1. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         3. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

         5. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         6. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

         7. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.


AST Alger All-Cap Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek long-term growth.

Investment Policies:

         Cash Position. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. In addition, when the Sub-adviser's analysis of economic and technical market factors suggests that common stock prices will decline sufficiently so that a temporary defensive position is deemed advisable, the Portfolio may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

     U.S. Government Obligations. Obligations, bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term Corporate Debt Securities. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate debt securities may have fixed, variable, or floating rates. For additional discussion on Short-term Corporate Debt Securities see this Statement under "Certain Risk Factors and Investment Methods."

     Commercial  Paper.   These  are  short-term   promissory  notes  issued  by
corporations primarily to finance short-term credit needs.

         Repurchase Agreements. Under the terms of a repurchase agreement, the Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be viewed as loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the sold securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. For additional information about repurchase agreements and their risks, see the Trust's Prospectus under "Certain Risk factors and Investment Methods."

         Small Capitalization and Related Investments. Certain companies in which the Portfolio will invest may still be in the developmental stage. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or the market averages in general. The Portfolio also may invest in older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or companies providing products or services with a high unit volume growth rate. These companies may be subject to many of the same risks as small-cap companies.

         Convertible Securities, Warrants, and Rights. The Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants may be freely transferable and may be traded on the major securities exchanges. For additional discussion about Convertible Securities, Warrants, and Rights and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

         Portfolio Depositary Receipts. To the extent otherwise consistent with applicable law, the Portfolio may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicated and, therefore, track the performance of various broadly-based securities indexes or sectors of such indexes. For example, the Portfolio may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), which are similarly linked to the S&P Midcap 400 Index.

         Illiquid and Restricted Securities. The Portfolio will not invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is not a readily available market and repurchase agreements with maturities of greater than seven (7) days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

     The Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the SEC specifically stated that the restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees (or the Portfolio's Sub-adviser acting subject to the Board's supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to the Sub-adviser to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in the restricted securities were to decline to limited levels, the liquidity of the Portfolio's could be adversely affected.

         Lending of Portfolio Securities. The Portfolio will not lend securities to the Sub-adviser or its affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower,
(b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral, (c) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value, (d) the Portfolio may pay only reasonable custodian fees in connection with the loan. For additional information on the lending of Portfolio securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Options. The Portfolio may purchase put and call options and write (sell) put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all. The Portfolio will purchase or write options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

         The Portfolio will only sell options that are "covered." A call option written by the Portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account. A put option is considered to be "covered" if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         Although the Portfolio will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires, until it delivers the underlying security upon exercise, or until it otherwise covers the position.

         In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The Portfolio will not purchase these options unless the Sub-adviser is satisfied with the development, depth and liquidity of the market and the Sub-adviser believes the options can be closed out.

         The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% of the total assets will be committed to transactions entered into for non-hedging (speculative) purposes.

         Stock Index Futures and Options on Stock Index Futures. Futures are generally bought and sold on the commodities exchanges where they are listed. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

         While incidental to its securities activities, the Portfolio may purchase index futures as a substitute for a comparable market position in the underlying securities. Securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         The Portfolio will sell options on stock index futures contracts only as part of closing transactions to terminate options positions it has purchased. No assurance can be given that such closing transactions can be effected.

         The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. In order to cover its potential obligations if the Portfolio enters into futures contracts or options thereon, the Portfolio will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For additional information about futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing. The Portfolio may borrow from banks for temporary or emergency purposes. If asset coverage for such borrowings should decline below the required 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Additional information about borrowings and its risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Alger All-Cap Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase securities on margin, except (I) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may take margin deposits in connection with futures contracts or to her permissible investments;

2. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

3. Invest in oil, gas or mineral leases.

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5. The Portfolio may not invest more than 15% of the assets of the Portfolio (taken at the time of the investments) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.


AST T. Rowe Price Natural Resources Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies: The Portfolio will normally have primarily all of its assets in equity securities (e.g., common stocks). This portion of the Portfolio's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Debt Obligations. Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price Natural Resources Portfolio. These limitations are not "fundamental" restrictions and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

     9.   Effect short sales of securities; or

     10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Oppenheimer Large-Cap Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital appreciation. The Portfolio does not invest to seek current income.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of securities for the Portfolio, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Portfolio's investment objective of capital appreciation unless the Sub-advisor believes that the lack of yield might adversely affect appreciation possibilities.

         The portion of the Portfolio's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Sub-advisor as to the future movement of the equity securities markets. If the Sub-advisor believes that economic conditions favor a rising market, the Portfolio will emphasize securities and investment methods selected for high capital growth.

     Foreign Securities. The Portfolio may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Portfolio may invest are the same types of debt and equity securities identified in the Prospectus.

         Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets, as well as American Depository Receipts that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets. However, American Depository Receipts are not subject to some of the special considerations and risks that apply to foreign securities traded and held abroad.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

          Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. For an additional discussion of foreign investing and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid and Restricted Securities. The Portfolio may invest in illiquid and restricted securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those puts exercisable within seven days. Under the guidelines established by the Trust's Board of Trustees, the Sub-advisor determines the liquidity of certain of the Portfolio's investments. The Sub-advisor monitors holdings of illiquid securities on an ongoing basis and at times the Portfolio may be required to sell some holdings to maintain adequate liquidity.

         The Portfolio has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-advisor under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Portfolio's holding of that security may be considered illiquid. For an additional discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Loans of Portfolio Securities. The Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus under "Certain Risk Factors and Investment Methods." Repurchase transactions are not considered "loans" for the purpose of the Portfolio's limit on the percentage of its assets that can be loaned. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Portfolio pays in connection with the loan. The terms of the Portfolio's loans must meet applicable tests under the Internal Revenue Code and must permit the Portfolio to reacquire loaned securities, generally within the customary settlement period, in time to vote on any important matter. For an additional discussion of securities lending and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Portfolio shares, or pending the settlement of purchases of Portfolio securities. In a repurchase transaction, the Portfolio acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, which must meet credit requirements set forth in guidelines established by the Trust's Board of Trustees. Repurchase agreements are similar to loans collateralized by the underlying security. The Portfolio's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Sub-advisor will continuously monitor the collateral's value. For an additional discussion of repurchase agreements and certain risks and regulatory limits involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Hedging with Futures Contracts. The Portfolio may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Portfolio's portfolio, or to permit the Portfolio to protect unrealized gains on portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Portfolio may sell financial futures. When hedging to establish a position in the equities market as a temporary substitute for the purchase of individual equity securities, the Portfolio may buy futures. Normally, the Portfolio may thereafter purchase the equity securities and terminate the hedging position.

         The Portfolio's strategy of hedging with futures will be incidental to the Portfolio's investment activities in the underlying cash market. In the future, the Portfolio may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Portfolio's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Portfolio may use is provided below.

         The Portfolio may buy and sell futures contracts related to financial indices, including stock indices. Financial indices cannot be purchased or sold directly. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. For an additional discussion on futures, including certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Aspects of Futures. The Portfolio is required to operate within certain guidelines and restrictions with respect to its use of futures and options on futures established by the Commodity Futures Trading Commission ("CFTC"). In addition, due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Portfolio purchases a stock index future, the Portfolio will identify on the Trust's records, liquid assets in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it. For an additional discussion on the regulatory aspects of hedging instruments, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Risks of Hedging with Futures. Selling futures to attempt to protect against declines in the values of the portfolio's securities involves the risk that the prices of the futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the hedging instruments, the Portfolio may use hedging instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the applicable index.

         If the Portfolio uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying futures, it is possible that the market may decline. If the Portfolio then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased. For an additional discussion of hedging instruments, including certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the AST Oppenheimer Large-Cap Growth Portfolio. This limitation is not a "fundamental" restriction and may be changed by the Trustees without shareholder approval.

         The Portfolio will not invest in interests in oil, gas, or other mineral exploration or development programs.

AST MFS Growth Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek to provide long-term growth of capital and future income rather than current income.

Investment Policies:

         Variable and Floating Rate Obligations. The Portfolio may invest in floating or variable rate securities. Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Equity Securities. The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. For the purposes of the Portfolio's policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Withholding. Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-adviser believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Portfolio may invest in other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Portfolio may invest in the following types of options, which involves the risks described below under the caption "Risk Factors."

         Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures Contracts. The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held
(ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets. Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the
Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Portfolio's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction. In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures Contracts. The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System or recognized primary U.S. Government securities dealers which the Sub-adviser has determined to be creditworthy. The securities that the Portfolio purchases and holds through its agent are U.S. Government securities. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase price may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Government securities.

         The Portfolio only enters into repurchase agreements after the Sub-adviser has determined that the seller is creditworthy, and the Sub-adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon amount of collateral.

         For an additional discussion of repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Restricted Securities. The Portfolio may purchase securities that are not registered under the Securities Act of 1933 ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) paper"). The Board of Trustees has delegated to the Sub-adviser the daily function of determining and monitoring the liquidity of Rule 144A securities and Section 4(2) paper. The Board, however, retains oversight of the liquidity and availability of information. Subject the Portfolio's limitation on investments in illiquid investments, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. In addition, the Portfolio might have to sell these securities at less than fair value. Market quotations for these securities will be less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

         Additional information about restricted securities and their risks is included in the Trust's prospectus under "Certain Risk factors and Investment Methods."

     Short Term Instruments. The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued" Securities. The Portfolio may purchase securities on a "when-issued," "forward commitment," or "delayed delivery basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued securities, please see this Statement under "Certain Risk Factors and Investment Methods."

AST Marsico Capital Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth. Realization of income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net asset basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Securities. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). The Portfolio will not invest more than 5% of its total assets in high-yield/high-risk and mortgage- and asset-backed securities.

         The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. The Portfolio will not purchase debt securities rated below "CCC-" by Standard & Poor's or "Caa" by Moody's. The Portfolio may also purchase unrated bonds of foreign and domestic issuers. For an additional discussion of high-yield/high-risk and mortgage- and asset-backed securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon, Pay-in-Kind, and Step Coupon Bonds. The Fund may purchase zero coupon, pay-in-kind, and step coupon bonds. Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued. The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities. For an additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Marsico Capital Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4. The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees of the Trust, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

         5. The Portfolio may not invest in companies for the purpose of exercising control or management.

AST JanCap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         The Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive or other relief under the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder as may be necessary regarding investments in such investment companies.

         Corporate Bonds and Debentures. The Portfolio may purchase corporate bonds and debentures, including bonds rated below investment grade. The Portfolio will not invest more than 5% of its net assets in bonds rated below investment grade. For a discussion of lower rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised or sub-advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. The Portfolio may also enter into reverse repurchase agreements. The Portfolio will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST JanCap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         6. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST Bankers Trust Managed Index 500 Portfolio:

Investment Objective: The investment objective of the AST Bankers Trust Managed Index 500 Portfolio (the "Portfolio") is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Portfolio's ability to achieve its objective may be impaired.

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities. Restricted or other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         Specifically, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Sub-advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Subject to guidelines promulgated by the Board of Trustees of the Trust, the Sub-advisor will monitor the liquidity of Rule 144A securities in the Portfolio's portfolio. In reaching liquidity decisions, the Sub-advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Short-Term Instruments. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value of such securities in determining its net asset value each day thereafter and, if applicable, calculate the maturity for the purposes of average maturity from the commitment date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with its custodian a segregated account consisting of cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         Equity Investments. The Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures Contracts. The Portfolio may enter into securities index futures contracts. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. These investments will be made by the Portfolio solely for hedging purposes. Such investments will be made only if they are economically appropriate to the reduction of risks involved in the management of the Portfolio. In this regard, the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition, futures contracts entail other risks. The Sub-advisor believes that use of such contracts will benefit the Portfolio. The successful use of futures contracts, however, depends on the degree of correlation between the futures and securities markets. In addition, successful use of futures contracts is dependent on the Sub-advisor's ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. For an additional discussion of futures contracts and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

                  Options on Futures Contracts. The Portfolio may use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Portfolio intends to purchase. Similarly, if the value of the securities held by the Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option my or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio may purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-adviser believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Sub-adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional discussion of options and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Bankers Trust Managed Index 500 Portfolio. These limitations are not "fundamental' restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.  Purchase  securities  of  other  investment   companies  except  in
compliance with the 1940 Act; or

         4. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

AST Cohen & Steers Realty Portfolio:

     Investment Objective: The investment objective of AST Cohen & Steers Realty Portfolio. (the "Portfolio") is to maximize total return through investment in real estate securities.

Investment Policies:

         Illiquid Securities. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities. Restricted or other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Specifically, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The market for certain restricted securities has expanded, and the Sub-advisor anticipates that it will expand further, as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Sub-advisor will determine and monitor the liquidity of Rule 144A securities acquired or held by the Portfolio. In reaching liquidity decisions, the Sub-advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Repurchase Agreements. Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also enter into repurchase agreements. A repurchase agreement is an instrument under which an investor such as the Portfolio purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Portfolio, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into only with certain well-established banks and securities dealers. Among other requirements, a bank must be a member of the Federal Reserve System and a securities dealer must be recognized by the Federal Reserve Bank within its reporting district as a reporting government securities dealer. In entering into the repurchase agreement for the Portfolio, the Sub-advisor will evaluate and monitor the creditworthiness of the vendor. For an additional discussion of repurchase agreements and the risks associated with them, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Investment Techniques. The following sections provide expanded discussion of several of the types of investments and investment techniques which may be used by the Portfolio.

                  Real Estate Investment Trusts. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Portfolio's investments in REITs will consist of equity REITs.

         A REIT is not taxed on amounts distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. Equity and Mortgage REITs are dependent upon the skills of their managers and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

                  Futures Contracts. The Portfolio may purchase and sell financial futures contracts. A futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         The Portfolio may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the Portfolio purchases a futures contract, an amount of cash or other liquid assets equal to the market value of the futures contract will be deposited in a segregated account with the Portfolio's custodian. When writing a futures contract, the Portfolio will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian). For an additional discussion of futures contracts and the risks associated with them, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities and Stock Indices. The Portfolio may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Portfolio. The Portfolio will not purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

         The Portfolio may write a call or put option only if the option is "covered." A call option on a security written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with its custodian. A put option on a security written by the Portfolio is "covered" if the Portfolio maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The Portfolio will cover call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolio will cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By writing a put option, the Portfolio assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Portfolio may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Portfolio will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Portfolio's security holdings being hedged.

         The Portfolio may purchase call options on individual securities to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. Similarly, the Portfolio may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Portfolio may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Portfolio may experience losses in some cases as a result of such inability.

         Foreign Currency Contracts and Currency Hedging Transaction. In order to hedge against foreign currency exchange rate risks, the Portfolio may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Portfolio may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolio will not enter into forward foreign currency contracts if, as a result, the Portfolio will have more than 15% of the value of its net assets committed to the consummation of such contracts.

         The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Portfolio believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Portfolio's foreign currency forward transactions an amount of the Portfolio's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Portfolio will always have cash or other liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. In addition, the Portfolio will not enter into such forward contracts if, as a result, the Portfolio will have more than 15% of the value of its total assets committed to such contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts.

         The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's portfolio securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of currency futures will usually depend on the Sub-advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         Short Sales. The Portfolio may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of the Portfolio, and the value of securities of any one issuer in which the Portfolio is short would not exceed the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of any issuer. The Portfolio must maintain collateral in a segregated account consisting of cash or other liquid assets with a value equal to the current market value of the shorted securities, which are marked to market daily. If the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), the above requirements are not applicable.

         Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year,
(i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Cohen & Steers Realty Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in illiquid securities, as defined in the prospectus under "Investment Objective and Policies, AST Cohen & Steers Realty Portfolio" if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities;

         2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         3. Participate on a joint or joint and several basis in any securities trading account;

         4.       Invest in companies for the purpose of exercising control;

5. Purchase securities of investment companies except in compliance with the 1940 Act; or

         6. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Portfolio's total assets.

AST American Century Income & Growth Portfolio:

     Investment Objective: The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective.

Investment Policies:

         In general, within the restrictions outlined here and in the Trust's Prospectus, the Sub-advisor has broad powers to decide how to invest fund assets. Investments are varied according to what is judged advantageous under changing economic conditions. It is the Sub-advisor's intention that the Portfolio will generally consist of domestic and foreign common stocks and equity equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments, such as those discussed below, when such a course is deemed appropriate in order to attempt to attain its investment objective.

         Senior securities that, in the opinion of the manager, are high-grade issues also may be purchased for defensive purposes. However, so long as a sufficient number of such securities are available, the manager intends to keep the Portfolio fully invested in stocks that meet the Portfolio's investment criteria, regardless of the movement of stock prices generally. In most circumstances, the Portfolio's actual level of cash and cash equivalents will be less than 10%. As noted in the Prospectus, the Sub-advisor may use S&P 500 Index futures as a way to expose the Portfolio's cash assets to the market, while maintaining liquidity. The Sub-advisor may not leverage the Portfolio through investment in these futures, so there should be no greater market risk to the Portfolio than if they purchased stocks.

As a diversified fund as defined in the 1940 Act, the Portfolio will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. To meet federal tax requirements for qualification as a regulated investment company, the Portfolio must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

     Foreign Securities. The Portfolio may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments in foreign securities involve risks that are different from and generally greater than investments in U.S. securities. These risks are discussed in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." In addition, because most foreign securities are denominated in non-U.S. currencies, the investment performance of the
Portfolio could be affected by changes in foreign currency exchange rates. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions. As discussed below, the Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

         In certain countries one securities broker may represent all or a significant part of the trading volume, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to clearance and settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Portfolio due to subsequent due to subsequent declines in the value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is the Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company's share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company's share register is controlling. As a result, there is a risk that the Portfolio's trade details could be incorrectly or fraudulently entered on the issuer's share register at the time of the transaction, or that the Portfolio's ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

         Depositary Receipts. The Portfolio may invest in foreign companies through American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), ordinary shares and New York shares. Additional information about ADRs and EDRs is included in the Trust's prospectus under "Certain Risk Factors and Investment Methods." Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the fund from foreign settlement risks.

         Forward Currency Exchange Contracts. The Portfolio may purchase and sell foreign currency either on a spot (i.e., cash) basis and may engage in forward foreign currency exchange contracts, currency options and futures transactions for hedging or any lawful purpose. The Portfolio will segregate on its records cash or other liquid assets in an amount sufficient to cover its obligations under the contract.

         The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parties will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

         Convertible Securities. A convertible security is a fixed income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed income security into a stated number of shares of common stock. As fixed income securities, convertible securities provide a stable stream of income, with generally higher yields than common stocks. Because convertible securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

         Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional information about convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As discussed in the Trust's Prospectus, the Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. While the short sale is maintained, the Portfolio will segregate assets to collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Derivative Securities. To the extent permitted by its investment objectives and policies discussed elsewhere herein, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment; and

o    the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative securities, and the Investment Manager will report to the Trust's Board of Trustees as necessary.

     Futures and Related Options. The Portfolio may enter into futures contracts, options or options on futures contracts. The Portfolio may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

o protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         For example, the "sale" of a future by the Portfolio means the Portfolio becomes obligated to deliver the security (or securities, in the case of an "index" future) at a specified price on a specified date. The "purchase" of a future means the Portfolio becomes obligated to buy the security (or securities) at a specified price on a specified date. The Portfolio may engage in futures and options transactions based on securities indices that are consistent with the Portfolio's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds. The Portfolio also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures. By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying instrument at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although they do not currently intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying instrument. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         When-Issued and Forward Commitment Agreements. The Portfolio may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

         In purchasing securities on a when-issued or forward commitment basis, the Portfolio will segregate until the settlement date cash or other liquid assets in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Portfolio will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Additional information about when-issued and forward commitment transactions is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         Other Investment Companies. The Portfolio may invest in other mutual funds, including those advised by the Sub-advisor, provided that the investment is consistent with the fund's investment policies and restrictions and with the limitations of the 1940 Act. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Portfolio's total assets with respect to any one investment company and (c) 10% of the Portfolio's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. Additional information about other investment companies is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Restricted and Illiquid Securities. The Portfolio may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities and otherwise meet the Portfolio's criteria for selection. Additional information on illiquid and Rule 144A securities and their risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Trust's Board of Trustees has established guidelines for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The board retains the responsibility to monitor the implementation of the guidelines it has adopted. The Sub-advisor also will consider appropriate remedies to minimize the effect on the Portfolio's liquidity if a Rule 144A security held by the Portfolio is or becomes illiquid.

         Short-Term Securities. In order to meet anticipated redemptions, to hold assets pending the purchase of additional securities for the Portfolio, or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Eurodollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures, or other debt instruments; and
o        Repurchase agreements.

     U.S. Government Securities. The Portfolio may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

         Repurchase   Agreements.   The   Portfolio  may  invest  in  repurchase
agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio. The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities. The Portfolio will not invest more than 15% of its assets in repurchase agreements maturing in more than seven days and other illiquid securities.

     Lending of Securities. The Portfolio may lend its securities. Additional information on securities lending and its risk is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

AST Lord Abbett Growth and Income Portfolio:

     Investment  Objective:   The  investment  objective  of  the  Portfolio  is
long-term growth of capital and income without excessive fluctuation in market value.

Investment Policies:

         Covered Call Options. The Portfolio may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Portfolio forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Portfolio is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Portfolio write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus of the Trust. For an additional discussion of call options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 10% of Portfolio net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Trustees. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid or restricted securities and certain risks involved therein see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

AST MFS Growth with Income Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek to provide reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate Debt Securities. The Portfolio may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and Floating Rate Obligations. The Portfolio may invest in floating or variable rate securities. Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. The Portfolio may invest in zero coupon bonds, deferred bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds do provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations, which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations, which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, which are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

         Equity Securities. The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this STATEMENT and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. For the purposes of the Portfolio's policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding. Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-adviser believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this Statement and the Trust's Prospectus under "certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Portfolio may invest in other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Portfolio may invest in the following types of options, which involves the risks described below under the caption "Risk Factors."

         Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures Contracts. The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held
(ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets. Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the
Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Portfolio's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction. In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures Contracts. The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System or recognized primary U.S. Government securities dealers which the Sub-adviser has determined to be creditworthy. The securities that the Portfolio purchases and holds through its agent are U.S. Government securities. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase price may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Government securities.

         The Portfolio only enters into repurchase agreements after the Sub-adviser has determined that the seller is creditworthy, and the Sub-adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon amount of collateral.

         For an additional discussion of repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Restricted Securities. The Portfolio may purchase securities that are not registered under the Securities Act of 1933 ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) paper"). The Board of Trustees has delegated to the Sub-adviser the daily function of determining and monitoring the liquidity of Rule 144A securities and Section 4(2) paper. The Board, however, retains oversight of the liquidity and availability of information. Subject the Portfolio's limitation on investments in illiquid investments, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. In addition, the Portfolio might have to sell these securities at less than fair value. Market quotations for these securities will be less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

         Additional information about restricted securities and their risks is included in the Trust's prospectus under "Certain Risk factors and Investment Methods."

         Short Sales Against The Box. The Portfolio may make short sales "against the box." If the Portfolio enters into a short sales against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. For further information about this practice, please refer to the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Short Term Instruments. The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants. The Portfolio may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Additional information regarding warrants is included in this Statement and the Trust's Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued" Securities. The Portfolio may purchase securities on a "when-issued," "forward commitment," or "delayed delivery basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued securities, please see this Statement under "Certain Risk Factors and Investment Methods."

AST INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio will pursue its objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio invests in common stocks, as well as convertible bonds and preferred stocks.

         In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in dividend paying common stocks. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the Portfolio does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt Securities. The debt securities in which the Portfolio invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Portfolio may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Portfolio's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. As discussed in the Trust's Prospectus, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Portfolio's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements.

         Lending Portfolio Securities. The Portfolio may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the Securities and Exchange Commission thereunder.

AST AIM Balanced Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide a well-diversified portfolio of stocks that will produce both capital growth and current income.

Investment Policies:

         The Portfolio, investing in both equity and debt securities, acquires securities in the over-the-counter market and on national securities exchanges, and acquires bonds in new offerings or in principal trades with broker-dealers. Ordinarily, the Portfolio does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Portfolio's investment objective, regardless of the holding period of that security.

         Short-Term Investments. A portion of the Portfolio's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. Such investments generally will be "Eligible Securities" within the meaning of Rule 2a-7 under the 1940 Act, will have maturities of 90 days or less, and will be held to maturity. The Portfolio is not limited to investing in money market instruments that are "First Tier" securities as defined in Rule 2a-7.

         U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities. The Portfolio may acquire participation interests in pools of mortgages sold by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks. Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

         U.S. Government securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as FNMA). In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         Debt Securities. Most debt securities purchased by the Portfolio will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P") or, if unrated, deemed to be of comparable quality by the Sub-Advisor, although the Portfolio may invest to a limited extent in lower-rated securities. The fixed income securities in which the Portfolio invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Portfolio may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P (or a comparable rating of any other nationally recognized statistical rating organizations "NRSROs") or unrated securities determined by the Sub-Advisor to be of comparable quality ("junk bonds"). Junk bonds have speculative characteristics that are likely to increase in number and significance with each successive lower rating category. Additional information about lower-rated debt securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Real Estate Investment Trusts ("REITs"). To the extent consistent with its investment objective and policies, the Portfolio may invest up to 25% of its total assets and in equity and/or debt securities issued by REITs.

         REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities of REITs held by the Portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities. The Portfolio would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly. Other risks and limitations of lending portfolio securities are discussed in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As described in the Trust's Prospectus, the Portfolio may make short sales against the box. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Since the Portfolio ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Portfolio will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

         The Portfolio will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Portfolio's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales.


         Options, Futures and Currency Strategies. The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options, Futures and Currency Strategies. The use by the Portfolio of options, futures contracts and forward currency contracts involves special considerations and risks. For example, there might be imperfect correlation, or even no correlation, between the price movements or an instrument (such as an option contract) and the price movements of the investments being hedged. In these circumstances, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging transaction if the Sub-advisor determines that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional information on these instruments is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Certain risks pertaining to particular strategies are described in the sections that follow.

                  Cover. Transactions using forward contracts, futures contracts and options (other than options purchased by a Portfolio) expose the Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                  Writing Call Options. The Portfolio may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.


                  Writing Put Options. The Portfolio may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options. The Portfolio may purchase put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Portfolio has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Portfolio may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

                  Purchasing Call Options. The Portfolio may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Portfolio has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.


                  Index Options. The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations on Options. The Portfolio will not write options it, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets. The Portfolio will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio's total assets.


                  Interest Rate, Currency and Stock Index Futures Contracts. The Portfolio may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC").

         The Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures will be purchased to protect the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Portfolio were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional information on Futures, options on Futures, and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio either may accept or make delivery of the currency at the maturity of the forward contract. The Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional information on forward contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery Agreements. The Portfolio may purchase or sell securities on a delayed-delivery basis. Delayed-delivery agreements involve commitments by the Portfolio to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed-delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Sub-Advisor can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio. To assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective, the Portfolio may enter into delayed-delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, the Portfolio will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed-delivery securities. No more than 25% of the Portfolio's total assets will be committed to delayed-delivery agreements and when-issued securities, as described below. The delayed-delivery securities will be recorded as an asset of the Portfolio. The purchase price of the delayed-delivery securities is a liability of the Portfolio until settlement. If cash is not available to the Portfolio at the time of settlement, the Portfolio may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed-delivery agreement. Absent extraordinary circumstances, the Portfolio will not sell or otherwise transfer delayed-delivery securities prior to settlement.

         Additional information about delayed-delivery agreements and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued Securities. The Portfolio may purchase securities on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. No additional when-issued commitments will be made if as a result more than 25% of a Portfolio's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If the Portfolio purchases a when-issued security, it will direct the its custodian bank to collateralize the when-issued commitment by segregating liquid assets in the same fashion as required for a delayed-delivery agreement. Such segregated liquid assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments. To the extent assets are segregated, they will not be available for new investments or to meet redemptions.

         Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Portfolio is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Portfolio's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Portfolio to meet its obligations under when-issued commitments, the Portfolio will do so by using then-available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

         Additional information about when-issued transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Foreign Securities. The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Portfolio bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Portfolio may invest in securities of foreign issuers that are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities.

         Investments by the Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments. The risks of investing in foreign securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Exchange Transactions. The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The Portfolio may purchase and sell options on futures contracts, forward contracts or futures contracts that are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Portfolio's dealings in foreign exchange will be limited to hedging foreign currency exposure and may involve either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Portfolio will not speculate in foreign exchange, and will not commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it can invest in foreign securities.

         Additional information about the various foreign currency transactions that the Portfolio may enter into and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rule 144A Securities. The Portfolio may purchase privately placed securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in securities that have not been registered under the 1933 Act. The Sub-advisor, under the guidelines adopted by the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. The determination of whether a Rule 144A security is liquid is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor may consider, as it deems appropriate under the circumstances, the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Sub-advisor and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Additional information about illiquid and Rule 144A securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which the purchaser (for example, the Portfolio) acquires ownership of a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. The Portfolio may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis. The underlying securities that are subject to a repurchase agreement will be "marked-to-market" on a daily basis so that the Sub-advisor can determine the value of the securities in relation to the amount of the repurchase agreement.

         Additional information about repurchase agreements and their risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings. The Portfolio may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act. The Portfolio will not purchase additional securities while any borrowings are outstanding. Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment   Companies.   The  Portfolio  may  invest  in  other
investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the AST AIM Balanced Portfolio. This limitation is not a "fundamental" restriction, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1.       Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Portfolio's investment objectives.

         The Sub-advisor will invest approximately 60% of the Portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Portfolio may invest up to 10% of its fixed income assets in high yield securities. There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Portfolio may be invested. The Portfolio may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. For purposes of determining the weighted average maturity of the fixed income portion of the Portfolio, the Sub-advisor will use weighted average life as the measure of maturity for all mortgage-backed and asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency ("portfolio hedging"). It is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction hedging, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Portfolio's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Futures and Related Options. The Portfolio may enter into futures contracts, options or options on futures contracts. The Portfolio may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

o protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         For example, the "sale" of a future by the Portfolio means the Portfolio becomes obligated to deliver the security (or securities, in the case of an "index" future) at a specified price on a specified date. The "purchase" of a future means the Portfolio becomes obligated to buy the security (or securities) at a specified price on a specified date. The Portfolio may engage in futures and options transactions based on securities indices that are consistent with the Portfolio's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds. The Portfolio also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures. By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying instrument at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although they do not currently intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying instrument. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.
         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Portfolio will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by the Portfolio's custodian. While the short sale is open, the Portfolio will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         If the Portfolio sells short securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Collateralized Mortgage Obligations. The Fund may buy collateralized mortgage obligations ("CMOs"). The Fund may buy CMOs that are: (i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S.
government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of CMOs and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities. For a further discussion of repurchase agreements and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST American Century Strategic Balanced Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

          1.   Invest more than 15% of its assets in illiquid investments;

          2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

          3. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold);  however,  the  Portfolio  may  make  margin  deposits  in connection  with  the  use of  any  financial  instrument  or any transaction in securities permitted under its investment policies; or

          4.   Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed-income and equity securities.

Investment Policies: The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives. Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies. For a discussion of options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase American or European style put options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing Call Options. The Portfolio may purchase American or European call options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions   in  Futures.   The  Portfolio  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio's portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

                  Risks of Transactions in Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to enter into foreign futures and options transactions. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in foreign futures and options.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         The Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Repurchase Agreements. Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities. The Portfolio may from time to time purchase securities on a "when-issued" basis. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The
Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the AST T. Rowe Price Asset Allocation Portfolio. These limitations are not fundamental restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

     2. Invest in companies for the purpose of exercising management or control;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

     6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this Statement;

     7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

     8. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

     9. Effect short sales of securities; or

     10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

AST T. Rowe Price International Bond Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States.

Investment Policies: The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating.

          Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Portfolio is subject to risks unique to international investing.

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries. The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds, which are named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons. The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Nondiversified Investment Company. Despite its nondiversified status under the Investment Company Act, the Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer. However, the Portfolio
(1) may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians.

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. Forward foreign currency exchange contracts ("forwards") will generally have terms of less than one year.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio's net asset value per share. For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities, including restricted securities and repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating. See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. For an additional discussion of certain risks involved in investing in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero-Coupon Securities. The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of zero-coupon securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Portfolio has no current intention of engaging in these practices at this time.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price International Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     2. Purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

     4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

     5. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

     7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

     8. Purchase or sell real estate limited partnership interests.

     9. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

     10. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

     11. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

     12. Invest in companies for the purpose of exercising management or control;

     13. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

     14. Effect short sales of securities.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

AST Federated High Yield Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities. The Portfolio invests primarily in corporate debt securities. The corporate debt obligations in which the Portfolio intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Portfolio invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     U.S. Government Obligations. The types of U.S. government obligations in which the Portfolio may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities (such as the Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration). These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Time and Savings Deposits and Bankers' Acceptances. The Portfolio may enter into time and savings deposits (including certificates of deposit) and may purchase bankers' acceptances. The Portfolio may enter into time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks. The Portfolio may also purchase bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Portfolio cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either
(1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase fixed-income securities on a when-issued or delayed delivery basis. The Portfolio may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio believes that under the regular procedures normally in effect for custody of the Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities. The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Board of Trustees. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. During the time portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Portfolio Turnover. The Portfolio may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Portfolio cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

         Foreign Securities. The Portfolio may invest up to 5% of its total assets in foreign securities that are not publicly traded in the United States. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Federated High Yield Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval.

     1. The Portfolio will not invest more than 15% of the value of its net assets in securities that are not readily marketable;

     2. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.

AST PIMCO Total Return Bond Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth in this Statement under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods." Consistent with the Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign Securities. The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolios invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments. In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for a option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency Exchange-Related Securities. The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Hybrid Instruments. The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse Floaters. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan Participations. The Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

         The Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving Credit Facilities. The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet such commitments. The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST PIMCO Total Return Bond Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

AST PIMCO Limited Maturity Bond Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its Custodian consisting of cash or other liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P), are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fixed-Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio' industry concentration restrictions, set forth in this Statement under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will concentrate its foreign investments in securities of issuers based in developed countries. The Portfolio may invest up to 5% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (I) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or because the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments. In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (I) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio. For a discussion of the risks involved in futures contracts and related options, see the Trust's Prospectus and this Statement under "Certain Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency Exchange Related Securities. The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Hybrid Instruments. The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse Floaters. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan Participations. The Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

         The Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving Credit Facilities. The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet such commitments. The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST PIMCO Limited Maturity Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

AST Money Market Portfolio:

     Investment Objective: The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Board of Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The repurchase agreements into which the Portfolio may enter will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio invests the proceeds of borrowings under reverse repurchase agreements. The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice. Borrowed securities must be returned when the loan is terminated. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Portfolio will consider the creditworthiness of the borrowing financial institution.


Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled "Investment Restrictions." Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The investment restrictions set forth below are "fundamental" policies. See the subsection of this Statement entitled "Investment Objectives and Policies" for further discussion of "fundamental" policies of the Trust and the requirements for changing such "fundamental" policies. Investment policies that are not "fundamental" may be found in the general description of the investment policies of each Portfolio, as described in the section of this Statement and the Trust's Prospectus entitled "Investment Objectives and Policies."

         The investment restrictions below apply only to the Portfolio or Portfolios described in the text preceding the restrictions.

Investment Restrictions Applicable Only to the AST Lord Abbett Growth and Income Portfolio, the AST JanCap Growth Portfolio, the AST INVESCO Equity Income Portfolio, the AST Federated High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1. A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

2. Portfolio will not invest in companies for the purpose of exercising control or management.

3. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

4. A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST Founders Passport Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6. Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

     Investment   Restrictions   Only  Applicable  to  the  AST  T.  Rowe  Price
International Equity Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment  Restrictions  Applicable  Only to the AST Janus Overseas Growth
Portfolio:

1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities).

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.

     Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities;

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4. Issue any senior security except in compliance with the 1940 Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissable options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

         In determining industry groups for purposes of the above restriction regarding investments in a single industry, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. The Sub-advisor monitors industry concentration using a more restrictive list of industry groups than that recommended by the Securities and Exchange Commission. The Sub-advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the Portfolio to forego investment possibilities which may otherwise be available to it under the 1940 Act. (This note is not a fundamental policy.)

     Investment Restrictions Applicable Only to the AST T. Rowe Price Small Company Value Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, and other funds or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other Price Portfolio provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST JanCap Growth Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

     Investment Restrictions Applicable Only to the AST Lord Abbett Growth and Income Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

3. The Portfolio will not pledge, mortgage, or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4. The Portfolio will not purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

7. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

8. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

     Investment  Restrictions  Applicable  Only to the AST INVESCO Equity Income
Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3. Borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

4. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

6. Purchase securities if the purchase would cause the Portfolio, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

7. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities; or

8. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

     Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4. Issue any senior security except in compliance with the 1940 Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissable options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

     Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8. Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment   Restrictions   Applicable  Only  to  the  AST  T.  Rowe  Price
International Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5. Issue senior securities except in compliance with the 1940 Act; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

     Investment  Restrictions  Applicable  Only to the AST Federated  High Yield
Portfolio:

1. The Portfolio will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

2. The Portfolio will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

4. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

5. The Portfolio will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States.

6. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

7. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

9. The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

10. The Portfolio will not make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

11. The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Portfolio. From time to time, the Portfolio, together with other investment companies advised by subsidiaries or affiliates of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, Directors, agents, employees, officers, or others affiliated with or acting for the Portfolio, its Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

12. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

     Investment  Restrictions Applicable Only to the AST PIMCO Total Return Bond
Portfolio:

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, and (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

     Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees; or

8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

5. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6. The Portfolio will not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

7. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.


Investment Restrictions Applicable Only to the AST AIM International Equity Portfolio, the AST MFS Global Equity Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio, the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST Bankers Trust Managed Index 500 Portfolio, the AST Cohen & Steers Realty Portfolio, the AST American Century Income & Growth Portfolio, the AST MFS Growth with Income Portfolio, and the AST AIM Balanced Portfolio.


         1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2. No Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

         4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

         6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities.

         7. No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

         8. No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

         If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by a Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction  (6), the restriction on making
loans  is  not   considered   to  limit  a  Portfolio's   investments   in  loan
participations and assignments.

         With respect to investment restriction (7), the AST AIM International Equity Portfolio and the AST AIM Balanced Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section in the Trust's Prospectus and in the "Investment Objectives and Policies" section of this Statement. The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.

         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation. A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio's asset value and a Portfolio's ability to dispose of particular securities, when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

         Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium Received from Writing Call or Put Options. A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing Call Options. Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing Put Options. A Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options: During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs. If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio can close out its position by effecting a closing transaction. If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Portfolio's securities does not. If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio's open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio may or may not earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on  financial   futures   contracts  and  related  options
transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory Matters. The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Portfolio maintains in a segregated account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's obligation under the futures contract or option. Similarly, no senior security will be created if a Portfolio "covers" its futures and options positions by owning corresponding positions or securities underlying the positions that enable the Portfolio to close out its futures and options positions without paying additional cash consideration. Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with these requirements.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Foreign Currency Contracts. A currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Unlike forward foreign currency exchange contracts, currency futures contracts and options on currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the hybrid instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Zero-Coupon Securities:

         Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S.
Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio owns a mortgage-backed security, principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency. Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens). The value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

          Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs. Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.   With  respect  to  certain  foreign   countries,   especially
developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, a number of Latin American countries are also among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

Securities Lending:

         The  Trust  has  made  arrangements  for  certain  Portfolios  to  lend securities. While a Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. In addition to the compensation payable by borrowers under securities loans, a Portfolio would also earn income from the investment of cash collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in high-quality money market securities. However, any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Portfolio or to pay all expenses incurred by a Portfolio in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

     PORTFOLIO TURNOVER: High turnover involves correspondingly greater brokerage commissions and other transaction costs. Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."

         Over the past two fiscal years the following Portfolios experienced significant variation in their portfolio turnover rates. The turnover rate for the AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio) for the years ended December 31, 1997 and 1998 were 91% and 208% respectively. Neuberger Berman Management, Inc. became the Portfolio's Sub-advisor on May 1, 1998, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 150%. The turnover rate for the AST PIMCO Limited Maturity Bond Portfolio for the year ended December 31, 1997 was 54% and for the year ended December 31, 1998 was 263%. The Portfolio's turnover rate increased in 1998 as the result of the Portfolio's increased use of certain derivative instruments.

         As a result of a change in its Portfolio manager, it is expected that the turnover rate for the AST Founders Passport Portfolio will be significantly higher for the fiscal year ended December 31, 1999 than it has been for prior fiscal years as reported in the Trust's Prospectus under "Financial Highlights." The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST: The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated. As of the date of this Prospectus, thirty-one Portfolios are available. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

         American Skandia Life Assurance Corporation, a Participating Insurance Company, is also a wholly-owned subsidiary of American Skandia Investment Holding Corporation. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia Investment Holding Corporation.

         ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Securities and Exchange Commission. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc.

         The overall management of the business and affairs of the Trust is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust's agreements with the Investment Manager, Administrator, Custodian and Transfer and Shareholder Servicing Agent and the agreements between the Investment Manager and each Sub-advisor. The day-to-day operations of the Trust are delegated to the Trust's officers subject always to the investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:


Name, Office and Age                                                     Principal Occupation


John Birch+                                                              Chief Operating Officer:
     Vice President (49)                                                 American Skandia Investment Services, Incorporated
                                                                         December 1997 to present

                                                                         Executive Vice President and
                                                                         Chief Operating Officer
                                                                         International Fund Administration
                                                                         Bermuda
                                                                         August 1996 to October 1997

                                                                         Senior Vice President and
                                                                         Chief Administrative Officer
                                                                         Gabelli Funds, Inc.
                                                                         Rye, New York
                                                                         March 1995 to August 1996

                                                                         Executive Vice President
                                                                         Kansallis Osake Pankki
                                                                         New York, New York
                                                                         May 1985 to March 1995

Gordon C. Boronow*+                                                      President and Chief Operating Officer:
    Vice President (46)                                                  American Skandia Life Assurance Corporation
                                                                         June 1989 to present

Jan R. Carendi*+                                                         Senior Executive Vice President and
    President, Principal Executive Officer                               Member of Corporate Management Group:
    and Trustee (54)                                                     Skandia Insurance Company Ltd.
                                                                         September 1986 to present

David E. A. Carson*                                                      Chairman
    Trustee (65)                                                         People's Bank
                                                                         850 Main Street
                                                                         Bridgeport, Connecticut 06604
                                                                         January 1999 to present

                                                                         Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         January 1998 to December 1998

                                                                         President, Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         1983 to December 1997

Richard G. Davy, Jr.*+                                                   Vice President
    Treasurer (51)                                                       (June 1997 to present)
                                                                         Controller (September 1994 to June 1997)
                                                                         American Skandia Investment
                                                                         Services, Incorporated

                                                                         Management Consultant
                                                                         December 1991 to September 1994

Eric. C. Freed*                                                          Securities Counsel and Senior Counsel, Securities
Secretary (36)                                                           American Skandia Investment Holding    Corporation
                                                                         December 1996 to present;

                                                                         Attorney, Senior Attorney and Special Counsel,
                                                                         U.S. Securities and Exchange Commission
                                                                         March 1991 to November 1996

Julian A. Lerner                                                         Semi-retired since 1995; Senior Vice President
    Trustee (75)                                                         and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, Texas 75230

Thomas M. O'Brien                                                        Vice Chairman
    Trustee (49)                                                         North Fork Bank
                                                                         275 Broad Hollow Road
                                                                         Melville, NY 11747;
                                                                         January 1997 to present

                                                                         President and Chief Executive Officer:
                                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001
                                                                         December 1984 to December 1996

F. Don Schwartz                                                          Management Consultant:
    Trustee (64)                                                         1101 Penn Grant Road
                                                                         Lancaster, PA 17602
                                                                         April 1985 to present

* Interested person as defined in the 1940 Act.

+ Unless otherwise indicated, each officer and Trustee listed above has held his/her principal occupation for at least the last five years. In addition to the principal occupations noted above, the following officers and Trustees of the Trust hold various positions with American Skandia Investment Services, Incorporated ("ASISI"), the Trust's Investment Manager, and its affiliates, including American Skandia Life Assurance Corporation ("ASLAC"), American Skandia Marketing, Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia Investment Holding Corporation ("ASIHC"): Mr. Boronow also serves as Executive Vice President, Deputy Chief Executive Officer and a Director of ASIHC, and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Carendi also serves as Chairman, President, Chief Executive Officer and a Director of ASIHC, and Chief Executive Officer and a Director of ASLAC, ASISI, ASM and ASIST; Mr. Davy also serves as a Director of ASISI.

         The Trustees and officers of the Trust who are affiliates of the Investment Manager do not receive compensation directly from the Trust for serving in such capacities. However, those officers and Trustees of the Trust who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Trust for the services it provides. Each of the other Trustees receives annual and per meeting fees paid by the Trust plus expenses for each meeting of the Board and of shareholders which he attends. Compensation received during the year ended December 31, 1998 by the Trustees who are not affiliates of the Investment Manager was as follows:

                                                  Aggregate Compensation from          Total Compensation from Registrant and
Name of Trustee                                                                           Fund Complex Paid to Trustee(1)
                                                          Registrant
----------------------------------------    -----------------------------------------  -------------------------------------

David E. A. Carson                                          $49,400                                   $77,875
Julian A. Lerner                                              47,900                                    76,375
Thomas M. O'Brien                                             49,400                                    77,875
F. Don Schwartz                                               49,400                                    77,875

     (1) As of the date of this Statement, the "Fund Complex" consisted of the Trust, American Skandia Advisor Funds, Inc. ("ASAF"), and American Skandia Master Trust ("ASMT").

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "1940 Act"), nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment Advisory Services: The Trust has entered into investment management agreements with the Investment Manager (the "Management Agreements"). The Investment Manager furnishes each Portfolio with investment advice and certain administrative services with respect to the applicable Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted on the cover of this Statement to conduct the various investment programs of each Portfolio pursuant to separate sub-advisory agreements with the Investment Manager.

         Under the terms of the Management Agreements, the Investment Manager furnishes, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between the Investment Manager and each Sub-advisor. Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management Agreements, the Investment Manager is permitted to render services to others. The Management Agreements provide that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

The Investment Management fees payable by each Portfolio to the Investment Manager are as follows. Investment Management fees are payable monthly and are accrued daily for purposes of determining the net asset values of the Portfolios.

     AST Founders Passport Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST T. Rowe Price International Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST AIM International Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus
 .85% of the Portfolio's average daily net assets over $75 million.

     AST Janus Overseas Growth Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST American Century International Growth Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST MFS Global Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST Janus Small-Cap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Kemper Small-Cap Growth Portfolio: An annual rate of .95% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .90% of the portion of the net assets over $1 billion.

     AST Lord Abbett Small Cap Value Portfolio: An annual rate of 0.95% of the average daily net assets of the Portfolio.

     AST T. Rowe Price Small Company Value Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Neuberger Berman Mid-Cap Growth Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio.

         AST Neuberger Berman Mid-Cap Value Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Investment Management fee equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.


     AST Alger All-Cap Growth Portfolio: An annual rate of .95% of the average daily net assets of the Portfolio.


     AST T. Rowe Price Natural Resources Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Oppenheimer Large-Cap Growth Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio (formerly the Robertson Stephens Value + Growth Portfolio), for a total Investment Management fee of 1.00% of the average daily net assets of the Portfolio.

         AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Marsico Capital Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST JanCap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio in excess of $1 billion. The Investment Manager may terminate this voluntary agreement at any time.

     AST Bankers Trust Managed Index 500 Portfolio: An annual rate of .60% of the average daily net assets of the Portfolio

     AST Cohen & Steers Realty Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.

     AST American Century Income & Growth Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Lord Abbett Growth and Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio in excess of $1 billion. The Investment Manager may terminate this voluntary agreement at any time.

         AST MFS Growth with Income Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST INVESCO Equity Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST AIM Balanced Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

     AST American Century Strategic Balanced Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     AST T. Rowe Price Asset Allocation Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     AST T. Rowe Price International Bond Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio.

     AST Federated High Yield Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST PIMCO Total Return Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

     AST PIMCO Limited Maturity Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

         AST Money Market Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio. The Investment Manager may terminate this voluntary agreement at any time.

The investment management fee paid for each of the past three fiscal years by each Portfolio that was publicly offered prior to January 1999 was as follows:



                                                                                    Investment Management Fees
                                           ---------------------------- --------------------------- ---------------------------
                                                                  1996                        1997                        1998
                                           ---------------------------- --------------------------- ---------------------------
AST Founders Passport                                          778,018                   1,257,908                   1,219,424
AST T. Rowe Price International Equity                       3,011,378                   4,640,262                   4,652,136
AST AIM International Equity                                 2,771,876                   3,428,762                   4,130,785
AST Janus Overseas Growth                                            0                   1,260,797                   4,344,867
AST American Century International Growth                            0                     157,826                     563,488
AST Janus Small-Cap Growth                                   1,240,016                   2,219,824                   2,287,914
AST Lord Abbett Small-Cap Value                                      0                           0                     201,415
AST T. Rowe Price Small Company Value                                0                     713,045                   2,424,142
AST Neuberger Berman Mid-Cap Growth                            683,999                   1,259,790                   1,781,639
AST Neuberger Berman Mid-Cap Value                             764,844                     886,649                   1,715,060
AST T. Rowe Price Natural Resources                            351,569                     986,496                     869,131
AST Oppenheimer Large-Cap Growth                               117,917                   1,501,894                   2,694,595
AST Marsico Capital Growth                                           0                       1,568                   2,445,668
AST JanCap Growth                                            5,726,567                  11,384,457                  18,383,344
AST Banker Trust Managed Index 500                                   0                           0                     765,065
AST Cohen & Steers Realty                                            0                           0                     216,821
AST American Century Income & Growth                                 0                     416,420                   1,164,962
AST Lord Abbett Growth and Income                            2,881,119                   5,424,483                   7,877,722
AST INVESCO Equity Income                                    1,883,792                   3.565.372                   5,340,931
AST AIM Balanced                                             1,828,306                   2,387,734                   2,860,309
AST American Century Strategic Balanced                              0                     115,602                     431,573
AST T. Rowe Price Asset Allocation                             727,787                   1,413,730                   2,280,871
AST T. Rowe Price International Bond                           595,953                     941,760                   1,125,770
AST Federated High Yield                                       991,953                   2,345,042                   4,021,190
AST PIMCO Total Return Bond                                  1,895,849                   2,979,876                   4,772,121
AST PIMCO Limited Maturity Bond                              1,239,854                   1,649,461                   2,060,437
AST Money Market                                             2,092,880                   2,941,160                   4,190,913

The sub-advisory fee paid by the Investment Manager to the Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:

                                                                                    Sub-Advisory Fees
                                           ---------------------------- --------------------------- ---------------------------
                                                                  1996                        1997                        1998
                                           ---------------------------- --------------------------- ---------------------------
AST Founders Passport(1)                                       463,898                     728,954                     709,671
AST T. Rowe Price International Equity                       1,532,137                   2,320,131                   2,221,182
AST AIM International Equity(2)                              1,752,761                   2,205,668                   2,557,327
AST Janus Overseas Growth                                            0                     793,793                   2,646,039
AST American Century International Growth                            0                     110,478                     394,441
AST Janus Small-Cap Growth(3)                                  859,376                   1,469,059                   1,510,669
AST Lord Abbett Small-Cap Value                                      0                           0                     105,944
AST T. Rowe Price Small Company Value                                0                     413,993                   1,366,746
AST Neuberger Berman Mid-Cap Growth(4)                         427,236                     734,388                     894,756
AST Neuberger Berman Mid-Cap Value(5)                          374,935                     425,687                     915,253
AST T. Rowe Price Natural Resources                            208,022                     548,053                     482,850
AST Oppenheimer Large-Cap Growth(6)                             70,750                     892,079                   1,547,298
AST Marsico Capital Growth                                           0                         784                   1,222,834
AST JanCap Growth                                            3,451,651                   6,261,619                  10,017,653
AST Banker Trust Managed Index 500                                   0                           0                     216,767
AST Cohen & Steers Realty                                            0                           0                     130,090
AST American Century Income & Growth(7)                              0                     249,852                     693,921
AST Lord Abbett Growth and Income                            1,736,325                   3,018,989                   4,113,786
AST INVESCO Equity Income                                      979,103                   1,763,840                   2,592,435
AST AIM Balanced(8)                                            942,912                   1,343,009                   1,580,154
AST American Century Strategic Balanced                              0                      68,001                     252,933
AST T. Rowe Price Asset Allocation                             301,555                     503,303                     758,344
AST T. Rowe Price International Bond(9)                        315,293                     470,880                     562,885
AST Federated High Yield                                       448,151                     899,181                   1,457,896
AST PIMCO Total Return Bond                                    804,173                   1,221,106                   1,910,431
AST PIMCO Limited Maturity Bond                                551,613                     709,408                     867,476
AST Money Market                                               697,446                     885,676                   1,113,545

(1) For fiscal year 1996, $325,763 was paid to Seligman Henderson Co. ("Seligman") , the prior Sub-advisor for the Portfolio and $138,135 was paid to Founders Asset Management, Inc., the current Sub-advisor for the Portfolio. (2) For fiscal year 1996, $1,338,724 was paid to Seligman, the prior Sub-advisor for the Portfolio and $414,037 was paid to Putnam Investment Management, Inc. ("Putnam"), the Sub-advisor for the Portfolio until May 3, 1999. For fiscal years 1997 and 1998, the entire fee noted above was paid to Putnam. (3) For fiscal years 1996, 1997 and 1998, the entire fee noted above was paid to Founders Asset Management LLC, the prior Sub-advisor for the Portfolio. (4) For fiscal years 1996 and 1997, the entire fee noted above was paid to Berger Associates, Inc. ("Berger"), the prior Sub-advisor for the Portfolio. For fiscal year 1998, $313,389 was paid to Berger and $581,367 was paid to Neuberger Berman Management, Inc., the current Sub-advisor for the Portfolio. (5) For fiscal years 1996 and 1997, the entire fee noted above was paid to Federated Investment Counseling ("Federated"), the prior Sub-advisor for the Portfolio. For fiscal year 1998, $186,645 was paid to Federated and $728,608 was paid to Neuberger Berman Management, Inc., the current Sub-advisor for the Portfolio. (6) For fiscal years 1996 and 1997, the entire fee noted above was paid to Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), the prior Sub-advisor for the Portfolio. For fiscal year 1998, $1,542,651 was paid to Robertson Stephens and $4,657 was paid to OppenheimerFunds, Inc., the current Sub-advisor for the Portfolio. (7) For fiscal years 1997 and 1998, the entire fee noted above was paid to Putnam, the Sub-advisor for the Portfolio until May 3, 1999. (8) For fiscal year 1996, $691,855 was paid to Phoenix Investment Counsel, Inc., the prior Sub-advisor for the Portfolio and $251,057 was paid to Putnam, the Sub-advisor for the Portfolio until May 3, 1999. For fiscal years 1997 and 1998, the entire fee noted above was paid to Putnam. (9) For fiscal year 1996, $103,905 was paid to Scudder, Stevens & Clark, Inc., the prior Sub-advisor for the Portfolio and $211,388 was paid to Rowe Price-Fleming International, Inc., the current Sub-advisor for the Portfolio.

The Investment Manager has agreed by the terms of the Management Agreements for the following Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:

         AST Founders Passport Portfolio:  1.75%

     AST T. Rowe Price International Equity Portfolio: 1.75%. Commencing May 1, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.71% for the AST T. Rowe Price International Equity Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         AST AIM International Equity Portfolio:  1.75%

         AST Janus Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Oppenheimer Large-Cap Growth Portfolio:  1.45%

         AST JanCap Growth Portfolio:  1.35%.  Commencing September 4, 1996, the
Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.33% for the AST JanCap Growth Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         AST Lord Abbett Growth and Income Portfolio:  1.25%

         AST INVESCO Equity Income Portfolio:  1.20%

         AST AIM Balanced Portfolio:  1.25%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price International Bond Portfolio:  1.75%

         AST Federated High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

     AST Money Market Portfolio: .65%. The Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of .60% for the AST Money Market Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.


         The Investment Manager has also voluntarily agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:

         AST American Century International Growth Portfolio:  1.75%

         AST Janus Overseas Growth Portfolio:  1.75%

         AST MFS Global Equity Portfolio:  1.75%

         AST Kemper Small-Cap Growth Portfolio:  1.35%

         AST Lord Abbett Small Cap Value Portfolio:  1.35%

         AST T. Rowe Price Small Company Value Portfolio:  1.30%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%


         AST Alger All-Cap Growth Portfolio:  1.45%


         AST Marsico Capital Growth Portfolio:  1.35%

         AST MFS Growth Portfolio:  1.35%

         AST American Century Income & Growth Portfolio:  1.25%

         AST MFS Growth with Income Portfolio:  1.35%

         AST Bankers Trust Managed Index 500 Portfolio:  .80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST American Century Strategic Balanced Portfolio:  1.25%

         The Investment Manager may terminate the above voluntary agreements at any time. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio at the Investment Manager's discretion within the two year period following such payment to the extent permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by the Investment Manager, or by holders of a majority of the applicable Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-Advisory Agreements: The Investment Manager pays each Sub-advisor for the performance of sub-advisory services out of its Investment Management fee and at no additional cost to any Portfolio. The fee paid to the Sub-advisors differs from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:

         Founders Asset Management LLC for the AST Founders Passport  Portfolio:
An annual rate of .60% of the portion of the average net assets of the Portfolio not in excess of $100 million; plus .50% of the portion of the average net assets of the Portfolio in excess of $100 million.

         Rowe  Price-Fleming  International,  Inc.  for  the AST T.  Rowe  Price
International Equity Portfolio: An annual rate of .75% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60% of the portion of the net assets over $20 million but not in excess of $50 million; and .50% of the portion in excess of $50 million. The Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .25% of the portion of the Portfolio's average daily net assets not in excess of $20 million and .10% of the portion of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the Portfolio equal or exceed $200 million. Furthermore, the Sub-advisor has voluntarily agreed to waive an additional portion of its fee equal to .05% of the Portfolio's average daily net assets so long as the combined average daily net assets of the Portfolio and the ASMT T. Rowe Price International Equity Portfolio of American Skandia Master Trust equal or exceed $500 million. The Sub-advisor may terminate these voluntary agreements at any time.

         A I M Capital  Management,  Inc. for the AST AIM  International  Equity
Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Adviser and identified by the Sub-adviser and the Investment Manager as being similar to the Portfolio : .55% of the portion of the combined average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million

         Janus Capital  Corporation for the AST Janus Overseas Growth Portfolio:
An annual rate of .65% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .60% of the portion of the net assets over $100 million but not in excess of $500 million; and .50% of the portion of the net assets over $500 million.

     American Century Investment Management, Inc. for the AST American Century International Growth Portfolio: An annual rate of .70% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus
 .60% of the portion of the net assets over $100 million.

     Massachusetts  Financial  Services for the AST MFS Global Equity Portfolio:
An annual rate of .425% of average daily net assets of the Portfolio.

         Janus Capital Corporation for the AST Janus Small-Cap Growth Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $500 million; plus .40% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .35% of the portion of the net assets over $1 billion. Commencing January 1, 1999, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .05% of the portions of the Portfolio's average daily net assets over $400 million but not in excess of $500 million and over $900 million but not in excess of $1 billion. The Sub-advisor may terminate this voluntary agreement at any time. Prior to January 1, 1999, the Investment Manager had engaged Founders Asset Management LLC as Sub-advisor for the Portfolio (formerly the Founders Capital Appreciation Portfolio), for a total Sub-advisory fee of .65% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60% of the portion of the net assets over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         Scudder Kemper  Investments,  Inc. for the AST Kemper  Small-Cap Growth
Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $400 million; plus .40% of the portion of the net assets over $400 million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

     Lord, Abbett & Co. for the AST Lord Abbett Small Cap Value Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio.

         T. Rowe Price Associates, Inc. for the AST T. Rowe Price Small Company Value Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of
 .50% of the average daily net assets of the Portfolio.

         Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio: An annual rate of .45% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .40% of the portion of the net assets over $100 million. Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth Portfolio), for a total Sub-advisory fee of .55% of the average daily net assets of the Portfolio not in excess of $25 million; plus .50% of the portion of average daily net assets over $25 million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million.

         Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $750 million; plus .45% of the portion of the net assets over $750 million but not in excess of $1 billion; plus .40% of the portion in excess of $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio not in excess $25 million; plus .35% of the portion in excess of $25 million but not in excess of $50 million; plus .25% of the portion in excess of $50 million.


         Fred Alger Management, Inc. for the AST Alger All-Cap Growth Portfolio:
An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and, when and if established, the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Adviser and is similar to the Portfolio: .40% of the portion of the combined average daily net assets not in excess of $500 million; plus .35% of the portion over $500 million but not in excess of $1 billion; plus .30% of the portion over $1 billion but not in excess of $1.5 billion; plus .25% of the portion in excess of $1.5 billion.


         T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

         OppenheimerFunds,   Inc.  for  the  AST  Oppenheimer  Large-Cap  Growth
Portfolio: An annual rate of .35% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus .30% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .25% of the portion of the net assets over $1 billion. Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio (formerly the Robertson Stephens Value + Growth Portfolio), for a total Sub-advisory fee of .60% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.

         Massachusetts  Financial  Services  Company  for  the  AST  MFS  Growth
Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio, the AST MFS Growth with Income Portfolio and the domestic equity series of American Skandia Advisor Funds, Inc. that is managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus
 .375% of the portion over $300 million but not in excess of $600  million;  plus
 .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million, but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         Marsico  Capital  Management,  LLC for the AST Marsico  Capital  Growth
Portfolio: An annual rate of 0.45% of the average daily net assets of the Portfolio.

         Janus Capital Corporation for the AST JanCap Growth Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing September 4, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.

         Bankers  Trust  Company for the AST  Bankers  Trust  Managed  Index 500
Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion of the net assets over $300 million but not in excess of $1 billion; plus .08% of the net assets over $1 billion.

         Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .40% of the portion of the net assets over $100 million but not in excess of $250 million; plus .30% of the portion of the net assets over $250 million.

     American Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio: An annual rate of: .40 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus
 .35 of 1% of the portion of the net assets over $100million.

         Lord, Abbett & Co. for the AST Lord Abbett Growth and Income Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Massachusetts Financial Services Company for the AST MFS Growth with Income Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio, the AST MFS Growth Portfolio and the domestic equity series of American Skandia Advisor Funds, Inc. that is managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO Funds Group,  Inc. for the AST INVESCO Equity Income Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .45% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35% of the portion of the net assets over $100 million.

         A I M Capital Management, Inc. for the AST AIM Balanced Portfolio: An annual rate of .45% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .35% of the portion of the average daily net assets of the Portfolio in excess of $300 million.

     American Century Investment Management, Inc. for the AST American Century Strategic Balanced Portfolio: An annual rate of .50% of the portion of the of the average daily net assets of the Portfolio not in excess of $50 million; plus
 .45% of the portion of the net assets over $50 million.

         T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .35% of the portion in excess of $25 million but not in excess of $50 million; and .25% of the portion in excess of $50 million.

     Rowe  Price-Fleming   International,   Inc.  for  the  AST  T.  Rowe  Price
International Bond Portfolio: An annual rate of .40% of the average daily net assets of the Portfolio.

         Federated  Investment  Counseling  for the  AST  Federated  High  Yield
Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio under $30 million; plus .40% of the portion of the net assets equal to or in excess of $30 million but under $50 million; plus .30% of the portion equal to or in excess of $50 million but under $75 million; and .25% of the portion equal to or in excess of $75 million.

         Pacific Investment Management Company for the AST PIMCO Total Return Bond Portfolio: An annual rate of .30% of the average daily net assets of the Portfolio not in excess of $150 million; and .25% on the portion of the net assets over $150 million.

         Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio: An annual rate of .30% of the average daily net assets of the Portfolio not in excess of $150 million; and .25% on the portion of the net assets over $150 million.

         J.P.  Morgan  Investment  Management  Inc.  for  the AST  Money  Market
Portfolio: An annual rate of .25% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .20% of the portion over $100 million but not in excess of $200 million; plus .15% of the portion over $200 million but not in excess of $1 billion; and .10% of the portion in excess of $1 billion. Commencing December 30, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the portion of the Portfolio's average daily net assets not in excess of $100 million; and .05% of the portion of the Portfolio's average daily net assets over $100 million but not in excess of $200 million; and .06% of the portion of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and
 .04% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.

     Corporate Structure. Several of the Sub-advisors are controlled by other parties as noted below:

         Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

         A I M Capital Management, Inc. is a wholly-owned subsidiary of A I M Advisors, Inc., also a registered investment adviser. A I M Advisors, Inc. is wholly owned by A I M Management Group Inc., a holding company engaged in the financial services business and an indirect wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas
H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.

     American Century Companies, Inc. ("ACC") is the parent of American Century Investment Management, Inc.

     Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings, Inc. whose ultimate parent is Sun Life Assurance Co. of Canada.

         Zurich Insurance Company, a leading provider of insurance and financial services, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

         All of the voting stock of Neuberger Berman Management Inc. is owned by individuals who are principals of Neuberger Berman, LLC ("Neuberger Berman"). Neuberger Berman is a member firm of the NYSE and other principal exchanges.

         OppenheimerFunds, Inc. is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Sub-advisor and controlled by Massachusetts Mutual Life Insurance Company.

     NationsBank, N.A., a national bank subsidiary of BankAmerica Corporation, indirectly owns 50% of the voting control of Marsico Capital Management, LLC ("Marsico Capital"). Mr. Thomas F. Marsico and a company controlled by Mr. Marsico own the remainder of Marsico Capital's voting interests.

         Bankers Trust Company is a wholly-owned subsidiary of Bankers Trust Corporation, a wholly-owned subsidiary of Deutsche Bank A.G.

     Martin Cohen and Robert H. Steers may be deemed "controlling persons" of Cohen & Steers Capital Management, Inc. on the basis of their ownership of Cohen & Steers' stock.

         INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.

         Federated Investment Counseling, organized as a Delaware business trust in 1989 is a wholly owned subsidiary of Federated Investors.

         Pacific Investment Management Company ("PIMCO") is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Corporation, a California corporation, and an indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO.

     J.P. Morgan Investment Management, Inc is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware.

         The Administrator and Transfer and Shareholder Servicing Agent: PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the Administrator and Transfer and Shareholder Servicing Agent for the Trust. Pursuant to a Trust Accounting and Administration Agreement between the Trust and the Administrator, dated May 1, 1992 (the "Administration Agreement"), the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust's books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Portfolios' investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust's annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust's registration statement and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust's custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees of the Trust. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.

         Under the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreement) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator the greater of certain percentages of the average daily net assets of each Portfolio or certain specified minimum annual amounts calculated for each Portfolio. Except for the AST Bankers Trust Managed Index 500 Portfolio, the percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.06% of the next $200 million; (c) 0.0275% of the next $200 million; (d) 0.02% of average daily net assets over $1 billion. The percentages for the AST Bankers Trust Managed Index 500 Portfolio are: (a) 0.05% of the first $200 million; (b) 0.03% of the next $200 million; (c) 0.0275 of the next $200 million; (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.


         The minimum amount is $75,000 for each of the AST Janus Small-Cap Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio, the AST Bankers Trust Managed Index 500 Portfolio, the AST Cohen & Steers Realty Portfolio, the AST American Century Income & Growth Portfolio, the AST Lord Abbett Growth and Income Portfolio, the AST INVESCO Equity Income Portfolio, the AST AIM Balanced Portfolio, the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST Federated High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio. The minimum amount is $100,000 for the AST Founders Passport Portfolio, the AST
T. Rowe Price International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Janus Overseas Growth Portfolio, the AST American Century International Growth Portfolio and the AST T. Rowe Price International Bond Portfolio. The minimum amount for any Portfolio for the first twelve months of its operations (currently applicable to the AST MFS Global Equity Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, the AST MFS Growth Portfolio and the AST MFS Growth with Income Portfolio) is $34,375.


         Compensation   for  the  services  and   facilities   provided  by  the
Administrator under the Administration Agreement includes payment of the Administrator's "out-of-pocket" expenses. Such "out-of-pocket" expenses of the Administrator include, but are not limited to, postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust). For the years ended December 31, 1996, 1997 and 1998, the Trust paid the Administrator $3,330,687, $4,902,309 and $6,582,808 respectively.

         The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days' notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION: Subject to the supervision of the Board of Trustees of the Trust, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio or the Sub-advisor's other accounts. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Portfolios or variable insurance products that use the Portfolios as investment vehicles, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager has directed certain of the Sub-advisors to try to effect a portion of their Portfolios' transactions through broker-dealers that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In  selecting a broker to execute  each  particular  transaction,  each
Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the brokerage services offered. Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to a Portfolio or its managed accounts generally. For the years ended December 31, 1996, 1997 and 1998, aggregate brokerage commissions of $7,096,640, $7,265,436, and $15,887,946, respectively, were paid in relation to brokerage transactions for the Trust. The increase in commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.

         During the years ended December 31, 1997 and December 31, 1998 brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the AST T. Rowe Price International Equity Portfolio in the amounts of $29,579 and $26,497, respectively. For the year ended December 31, 1998, 4.18% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 4.72% of the Portfolio's total dollar amount of transactions involving the payment of commissions. Similarly, brokerage commissions were paid to Robertson Stephens & Co., an affiliate of Robertson, Stephens & Company Investment Management L.P., by the AST Oppenheimer Large-Cap Growth Portfolio (formerly, the Robertson Stephens Value + Growth Portfolio) in the aggregate amounts of $68,772 and $71,751 for the years ended December 31, 1997 and 1998 respectively. For the year ended December 31, 1998, 6.55% of the total brokerage commissions paid by this Portfolio were paid to Robertson Stephens & Co., with respect to transactions representing 6.69% of the total amount of the Portfolio's transactions involving the payment of commissions. Brokerage commissions in the amount of $82,199 were paid to Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc., by the AST Neuberger Berman Mid-Cap Growth Portfolio for the period from May 1, 1998 (when Neuberger Berman Management Inc. became the Portfolio's Sub-advisor) until December 31, 1998. For that period, 14.09% of the total brokerage commissions paid by this Portfolio were paid to Neuberger Berman, LLC, with respect to transactions representing 13.67% of the total amount of the Portfolio's transactions involving the payment of commissions. Brokerage commissions in the amount of $277,961 were paid to Neuberger Berman, LLC, by the AST Neuberger Berman Mid-Cap Value Portfolio for the period from May 1, 1998 (when Neuberger Berman Management Inc. became the Portfolio's Sub-advisor) until December 31, 1998. For that period, 27.01% of the total brokerage commissions paid by this Portfolio were paid to Neuberger Berman, LLC, with respect to transactions representing 25.96% of the total amount of the Portfolio's transactions involving the payment of commissions. During the year ended December 31, 1998, brokerage commissions were paid to J.P. Morgan Securities Inc. and other affiliates of American Century Investment Management, Inc. by the AST American Century International Growth Portfolio in the amount of $91. For that year, .02% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing .05% of the total amount of the Portfolio's transactions involving the payment of commissions. During the year ended December 31, 1998, brokerage commissions were paid to J.P. Morgan Securities Inc. and other affiliates of American Century Investment Management, Inc. by the AST American Century Strategic Balanced Portfolio in the amount of $3,265. For that year, 5.62% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 3.43% of the total amount of the Portfolio's transactions involving the payment of commissions.

ALLOCATION OF INVESTMENTS: The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust's Portfolios. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust
Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES: The Trust determines the net asset values of a Portfolio's shares at the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the exception of the AST Money Market  Portfolio:
The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by or under procedures established by the Board of Trustees. Short-term obligations with sixty days or less remaining to maturity are valued on an amortized cost basis. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they usually are determined and the close of the Exchange. If such extraordinary events occur, their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio: For the AST Money Market Portfolio, all securities are valued by the amortized cost method. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation or any unfair results to shareholders, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or valuing securities on the basis of current market prices if available or, if not, at fair market value.

SALE OF SHARES: The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company ("Kemper"), respectively. Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and will pay Kemper 0.1%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement. A complete description of the manner by which the Trust's shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

         Distribution  Plan.  The Trust has  adopted  a  Distribution  Plan (the
"Distribution Plan") under Rule 12b-1 under the 1940 Act to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of the Investment Manager, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, ASM may use the brokerage commissions received to pay various distribution-related expenses, such as advertising, printing of sales materials, training sales personnel, and paying marketing fees requested by broker-dealers who sell variable annuity contracts and variable life insurance policies the premiums for which are invested in Shares of the Trust ("variable contracts"). ASM may receive compensation under the Distribution Plan regardless of whether it actually uses such compensation to pay distribution expenses. However, it is anticipated that amounts received by ASM under the Distribution Plan will be used entirely to pay distribution expenses and administrative expenses relating to implementation and operation of the Distribution Plan, and that ASM likely will not earn a profit directly from the compensation received under the Distribution Plan.

         The Distribution Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not "interested persons" of the Portfolios (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Distribution Plan, the Trustees of the Trust considered, among other factors, that the Distribution Plan could improve ASM's ability to attract new investments in the Portfolios by enabling it to compensate broker-dealers selling variable products adequately and in the most effective manner, and that the resulting increase in the Portfolios' assets should enable the Portfolios to achieve greater economies of scale and lower their per-share operating expenses. The Trustees of the Trust believe that there is a reasonable likelihood that the Distribution Plan will benefit each Portfolio and its current and future shareholders in the manner contemplated. The Distribution Plan was also approved by a majority of the outstanding voting securities of each Portfolio.

         The Distribution Plan, pursuant to its terms, remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Distribution Plan may not be amended to materially change the source of monies from which distribution expenses are paid under the Plan without approval of the shareholders of each Portfolio affected thereby entitled to vote thereon under the 1940 Act, and material amendments to the Distribution Plan must also be approved by the Trustees of the Trust in the manner described above. The Distribution Plan may be terminated at any time, without payment of a penalty, by vote of the majority of the Trustees of the Trust who are not interested persons of a Portfolio and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Portfolio affected thereby entitled to vote thereon under the 1940 Act. The Distribution Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the Distribution Plan, ASM provides to each Portfolio, for review by the Trustees of the Trust, a quarterly written report of the amounts received by ASM under the Plan, the amounts expended under the Plan, and the purposes for which such expenditures were made. The Trustees of the Trust will review such information on compensation and expenditures in considering the continued appropriateness of the Distribution Plan.

         The distribution expenses paid under the Distribution Plan will be intended to result in the sale of variable products, the assets attributable to which may be invested in various Portfolios of the Trust. As a result, brokerage commissions incurred by a Portfolio under the Distribution Plan may be used in a manner that promotes the sale of shares of other Portfolios. Distribution expenses will be allocated among the Portfolios on different bases (e.g., relative asset size and relative new sales of the Portfolios) depending on the nature of the expense and the manner in which the amount of such expense is determined.

DESCRIPTION OF SHARES OF THE TRUST: The amendment and restatement of the Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust's affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

UNDERWRITER: The Trust is presently used for funding variable annuities and variable life insurance. Pursuant to an exemptive order of the Securities and Exchange Commission, the Trust may also sell its shares directly to qualified plans. If the Trust does sell its shares to qualified plans other than the profit sharing plan covering employees of American Skandia Life Assurance Corporation and its affiliates, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation and the Investment Manager, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation. As of the date of this Statement, ASM, Inc. has not received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.

TAX MATTERS: This discussion of federal income tax consequences applies to the Participating Insurance Companies and qualified plans because these entities are the shareholders of the Trust. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent designated as attributable to dividends received by the Trust in a notice from the Trust. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Statement, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. The discussion herein in the Prospectus is not intended as a substitute for careful tax planning.

PERFORMANCE: The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Quotations of average annual return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio) and for such other periods as deemed appropriate by the Investment Manager. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis.

         Each Portfolio's cumulative total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses. The total return of each Portfolio that had commenced operations as of June 30, 1999, computed as of that date, is shown in the table below. Such performance information is historical and is not intended to indicate future performance of the Portfolio.

Total Return
                                                  Date                                                        Since
                                               Available     One Year   Three Years  Five Years      Ten      Inception
                                                for Sale                                            Years
--------------------------------------------- ------------- ----------- ------------ ----------- ------------ -----------

AST Founders Passport Portfolio(1)              05/02/95       -1.94%      6.42%        N/A         N/A          8.92%
AST  T.   Rowe   Price   Internat'l   Equity    01/04/94       3.99%       7.71%        8.68%       N/A          7.02%
Portfolio
AST AIM Internat'l Equity Portfolio(2)          05/17/89       8.79%       17.18%       13.58%      11.28%       12.88%
AST Janus Overseas Growth Portfolio             01/02/97       3.85%       N/A          N/A         N/A          18.21%
AST American Century Internat'l Growth          01/02/97       2.25%       N/A          N/A         N/A          16.67%
Portfolio
AST Janus Small-Cap Growth Portfolio(3)         01/04/94       27.75%      13.20%       21.36%      N/A          17.50%
AST Kemper Small-Cap Growth Portfolio           01/04/99       N/A         N/A          N/A         N/A          -3.10%
AST Lord Abbett Small Cap Value Portfolio       01/02/98       1.94%       N/A          N/A         N/A          6.95%
AST T. Rowe Price Small Company Value           01/02/97       -6.63%      N/A          N/A         N/A          8.69%
Portfolio
AST Neuberger Berman Mid-Cap Growth             10/20/94       4.69%       14.42%       N/A         N/A          17.00%
Portfolio(4)
AST Neuberger Berman Mid-Cap Value              05/04/93       11.85%      13.99%       14.51%      N/A          11.51%
Portfolio(5)
AST  T.   Rowe   Price   Natural   Resources    05/02/95       7.82%       8.86%        N/A         N/A          12.94%
Portfolio
AST Oppenheimer Large-Cap Growth                05/02/96       15.85%      20.95%       N/A         N/A          18.73%
Portfolio(6)
AST Marsico Capital Growth Portfolio            12/22/97       22.35%      N/A          N/A         N/A          36.99%
AST JanCap Growth Portfolio                     11/06/92       49.38%      41.83%       36.62%      N/A          27.84%
AST   Bankers   Trust   Managed   Index  500    01/02/98       21.90%      N/A          N/A         N/A          26.73%
Portfolio
AST Cohen & Steers Realty Portfolio             01/02/98       -4.41%      N/A          N/A         N/A          -6.36%
AST American Century Income & Growth            01/02/97       18.46%      N/A          N/A         N/A          19.84%
Portfolio(7)
AST Lord Abbett Growth and Income Portfolio     05/01/92       17.44%      21.06%       20.47%      N/A          16.73%
AST INVESCO Equity Income Portfolio             01/04/94       13.46%      19.14%       18.90%      N/A          16.34%
AST AIM Balanced Portfolio(8)                   05/04/93       10.90%      15.27%       14.69%      N/A          12.40%
AST American Century Strategic Balanced         01/02/97       13.78%      N/A          N/A         N/A          16.61%
Portfolio
AST T. Rowe Price Asset Allocation Portfolio    01/04/94       12.08%      16.86%       15.94%      N/A          13.87%
AST   T.   Rowe   Price    Internat'l   Bond    05/03/94       0.77%       2.09%        N/A         N/A          2.50%
Portfolio(9)
AST Federated High Yield Portfolio              01/04/94       1.16%       9.56%        10.07%      N/A          8.61%
AST PIMCO Total Return Bond Portfolio           01/04/94       3.63%       7.77%        7.87%       N/A          6.59%
AST PIMCO Limited Maturity Bond Portfolio       05/02/95       4.87%       6.21%        N/A         N/A          5.60%

(1) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (2) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. From October 15, 1996 to May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during which the Portfolio was sub-advised by the prior Sub-advisors. (3) Prior to January 1, 1999, Founders Asset Management LLC served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during which the Portfolio was sub-advised by the prior Sub-advisor. (4) Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (5) Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor. (6) Prior to December 31, 1998, Robertson, Stephens & Company Investment Management L.P. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during nearly all of which the Portfolio was sub-advised by the prior Sub-advisor. (7) Prior to May 4, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during which the Portfolio was sub-advised by the prior Sub-advisor. (8) Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio. From October 15, 1996 to May 3, 1999, Putnam Investment Management served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during which the Portfolio was sub-advised by the prior Sub-advisors. (9) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. Quotations of a Portfolio's yield (other than the AST Money Market Portfolio) are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum net asset value per share on the last day of the period

         For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (for instance, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The AST Money Market Portfolio yield refers to the income generated by an investment in the Portfolio over a seven-day period expressed as an annual percentage rate. Such Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. The effective yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.

         The current yield and effective yield calculations for shares of the AST Money Market Portfolio are illustrated for the seven-day period ended June 30, 1999:

                         Current Yield              Effective Yield
                            4.44%                          4.54%

         Such Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio assuming dividend distributions are reinvested.

         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material, the Portfolios (or Participating Insurance Companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Each of the AST Janus Overseas Growth Portfolio, AST T. Rowe Price International Equity Portfolio, AST T. Rowe Price International Bond Portfolio, AST Founders Passport Portfolio, AST American Century International Growth Portfolio and AST AIM International Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

CUSTODIAN:

         The custodian for all cash and securities holdings of the AST Founders Passport Portfolio, AST T. Rowe Price International Equity Portfolio, AST AIM International Equity Portfolio, AST Janus Overseas Growth Portfolio, AST American Century International Growth Portfolio, AST MFS Global Equity Portfolio and AST T. Rowe Price International Bond Portfolio is The Chase Manhattan Bank, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities holdings of the other Portfolios is PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these Portfolios, The Chase Manhattan Bank will serve as co-custodian with respect to foreign securities holdings.

OTHER INFORMATION:

         Principal Holders: As of October 7, 1999, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of variable insurance products issued by ASLAC. As of October 7, 1999, the amount of shares of the Trust owned by the ten persons who were the officers and directors of the Trust at that time and who are shown as such in the section of this Statement entitled "Management," was less than one percent of the shares. To the knowledge of the Trust, no person owned beneficially more than 5% of any class of the Trust's outstanding shares as of October 7, 1999.

         The Participating Insurance Companies are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders: Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies, unaudited semi-annual financial statements and audited year-end financial statements. Participants in the Skandia Qualified Plan may request such information from the plan's trustees. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

FINANCIAL STATEMENTS: The statements which follow in Appendix A of this Statement of Additional Information are Audited Financial Statements for the Trust for the year ended December 31, 1998, as well as Unaudited Financial Statements for the period ending June 30, 1999. To the extent and only to the extent that any statement in a document incorporated by reference into this Statement is modified or superseded by a statement in this Statement or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement.

        You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference. We send such documents upon receipt of your written or oral request. Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

                                   APPENDIXES

           APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA TRUST

           APPENDIX B DESCRIPTIONS OF CERTAIN DEBT SECURITIES RATINGS

           APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA TRUST

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                     AST AIM INTERNATIONAL EQUITY PORTFOLIO
                  AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
                          AST JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                           AST AIM BALANCED PORTFOLIO
                       AST FEDERATED HIGH YIELD PORTFOLIO
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                     AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      AST INVESCO EQUITY INCOME PORTFOLIO
                      AST JANUS SMALL-CAP GROWTH PORTFOLIO
                AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                 AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                        AST FOUNDERS PASSPORT PORTFOLIO
                 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
               AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
              AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
                AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      AST COHEN & STEERS REALTY PORTFOLIO
                   AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
                    AST BANKERS TRUST ENHANCED 500 PORTFOLIO
                     AST KEMPER SMALL-CAP GROWTH PORTFOLIO

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 90.2%
ARGENTINA -- 0.4%
    Telefonica de Argentina SA Cl-B
      [ADR]..........................      65,000   $  2,039,375
                                                    ------------
AUSTRALIA -- 1.1%
    AMP Ltd..........................     255,000      2,787,741
    Brambles Industries Ltd..........      72,000      1,896,806
    Cable & Wireless Optus Ltd.*.....     580,000      1,320,669
                                                    ------------
                                                       6,005,216
                                                    ------------
BELGIUM -- 0.8%
    Tele Centro Sul Participacoes SA
      [ADR]*.........................      33,203      1,842,766
    UCB SA...........................      61,000      2,610,655
                                                    ------------
                                                       4,453,421
                                                    ------------
BRAZIL -- 1.0%
    Embartel Participacoes SA
      [ADR]..........................      28,300        392,662
    Petroleo Brasileiro SA...........  14,300,000      2,113,201
    Telesp Participacoes SA [ADR]*...     120,301      2,751,863
                                                    ------------
                                                       5,257,726
                                                    ------------
CANADA -- 6.6%
    ATI Technologies, Inc.*..........     177,600      2,861,903
    BCE, Inc.........................     127,122      6,162,632
    Bombardier, Inc. Cl-B............     106,965      1,626,102
    CGI Group, Inc.*.................      67,200      1,418,871
    Imasco Ltd.......................      65,400      1,754,252
    JDS Fitel, Inc.*.................      36,200      3,020,641
    Loblaw Companies Ltd.............      52,500      1,324,871
    Nortel Networks Corp.............     111,000      9,636,189
    Rogers Communications, Inc.
      Cl-B*..........................     126,000      2,013,378
    Shaw Communications, Inc. Cl-B...      68,700      2,706,132
    Toronto-Dominion Bank............      47,900      2,160,282
                                                    ------------
                                                      34,685,253
                                                    ------------
FINLAND -- 3.2%
    Nokia AB Oyj.....................     152,646     13,380,610
    Sonera Group Oyj.................     146,900      3,211,657
                                                    ------------
                                                      16,592,267
                                                    ------------
FRANCE -- 12.3%
    Accor SA.........................      18,000      4,520,048
    Alstom*..........................      40,500      1,273,874
    Altran Technologies SA...........      11,000      2,904,051
    AXA SA...........................      43,447      5,300,491
    Banque Nationale de Paris........      80,927      6,743,360
    Cap Gemini SA....................      16,500      2,593,227
    Carrefour Supermarche SA.........      48,400      7,112,656
    Equant NV*.......................      34,700      3,199,179
    Groupe Danone....................       9,922      2,558,060
    Pinault-Printemps-Redoute SA.....      34,000      5,834,502
    Promodes.........................       8,200      5,382,497
    Societe Nationale Elf Aquitaine
      SA.............................      20,807      3,053,416
    Societe Television Francaise.....      13,972      3,256,406
    Total Fina SA Cl-B...............      40,100      5,173,366
    Vivendi..........................      65,700      5,322,101
                                                    ------------
                                                      64,227,234
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
GERMANY -- 4.0%
    DaimlerChrysler AG*..............      79,038   $  6,902,213
    EM.TV & Merchandising AG.........       1,400      2,032,836
    Mannesmann AG....................      71,662     10,715,896
    Porsche AG Pfd. .................         700      1,631,466
                                                    ------------
                                                      21,282,411
                                                    ------------
HONG KONG -- 3.5%
    China Telecom Ltd.*..............   1,977,000      5,491,235
    Cosco Pacific Ltd................   5,500,000      4,572,340
    Dao Heng Bank Group Ltd..........     722,000      3,238,415
    Hutchison Whampoa Ltd............     458,000      4,146,941
    Ng Fung Hong Ltd.................     982,000        816,370
                                                    ------------
                                                      18,265,301
                                                    ------------
INDONESIA -- 0.5%
    Gulf Indonesia Resources Ltd.
      [ADR]*.........................     231,000      2,656,500
                                                    ------------
IRELAND -- 1.6%
    Allied Irish Banks PLC...........     148,180      1,948,370
    Bank of Ireland..................     100,200      1,683,689
    Bank of Ireland PLC..............     121,072      2,035,180
    CRH PLC..........................     139,544      2,475,205
                                                    ------------
                                                       8,142,444
                                                    ------------
ITALY -- 2.2%
    Banca Popolare di Brescia........     167,300      7,168,669
    Unicredito Italiano SPA..........     487,900      2,143,443
    San Paolo-IMI SPA................     167,100      2,274,689
                                                    ------------
                                                      11,586,801
                                                    ------------
JAPAN -- 15.2%
    Advantest Corp...................      43,000      4,725,034
    Aiwa Co. Ltd.....................      75,000      2,478,598
    Alps Electric Co. Ltd............     189,000      4,426,900
    Hirose Electric Co. Ltd..........      38,500      3,995,170
    Hoya Corp........................      51,000      2,877,900
    Ibiden Co. Ltd...................     154,000      2,544,694
    Kirin Brewery Co. Ltd............     382,000      4,576,318
    Matsushita Electric Industrial
      Co. Ltd. ......................      60,000      4,287,975
    Mitsumi Electric Co. Ltd.........         700         19,548
    Murata Manufacturing Co. Ltd.....      67,000      4,339,860
    NEC Corp.........................     390,000      4,849,377
    Nippon Telegraph & Telephone
      Corp. .........................       4,210      4,939,185
    NTT Data Corp....................       3,700      2,940,774
    NTT Mobile Communication Network,
      Inc............................       3,650      4,945,629
    Okuma Corp.......................     628,000      2,915,955
    Ricoh Co. Ltd....................     323,000      4,445,928
    Rohm Co. Ltd.....................      14,000      2,176,870
    Sharp Corp.......................     170,000      2,008,491
    Sony Corp........................      50,900      5,487,988
    Takeda Chemical Industries.......      95,000      4,403,230

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Tokyo Electron Ltd...............      42,000   $  2,848,901
    Ushio, Inc.......................     236,000      3,022,237
                                                    ------------
                                                      79,256,562
                                                    ------------
KOREA -- 2.3%
    Coca-Cola Femsa SA [ADR]*........     148,503      2,877,246
    Korea Electric Power Corp.
      [ADR]..........................     121,300      2,486,650
    Korea Telecom Corp. [ADR]........      86,200      3,448,000
    Pohang Iron & Steel Co. Ltd.
      [ADR]..........................     102,500      3,446,563
                                                    ------------
                                                      12,258,459
                                                    ------------
MEXICO -- 3.2%
    Cifra SA de CV Cl-C*.............   1,627,000      2,841,488
    Fomento Economico Mexicano, SA de
      CV [ADR].......................     103,400      4,123,075
    Grupo Modelo SA de CV Cl-C*......     830,000      2,328,082
    Grupo Televisa SA [GDR]*.........      82,600      3,701,513
    Kimberly-Clark de Mexico SA
      Cl-A...........................     363,000      1,460,039
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      29,913      2,417,344
                                                    ------------
                                                      16,871,541
                                                    ------------
NETHERLANDS -- 4.6%
    AEGON NV.........................      14,600      1,059,226
    Getronics NV.....................      65,400      2,515,696
    Koninklijke Ahold NV.............     182,991      6,303,007
    Koninklijke (Royal) Philips
      Electronics NV.................      30,084      2,967,509
    Libertel NV*.....................      94,550      1,852,621
    VNU NV...........................     122,700      4,903,293
    Wolters Kluwer NV................     106,500      4,239,440
                                                    ------------
                                                      23,840,792
                                                    ------------
NORWAY -- 0.2%
    Merkantildata ASA................      93,600        903,632
                                                    ------------
PHILIPPINES -- 0.5%
    Philippine Long Distance
      Telephone Co. [ADR]............      88,000      2,651,000
                                                    ------------
PORTUGAL -- 0.3%
    Jeronimo Martins SGPS SA.........      49,000      1,618,544
                                                    ------------
SINGAPORE -- 1.5%
    Development Bank of Singapore
      Ltd............................     225,000      2,748,947
    Keppel Corp. Ltd.................     726,000      2,473,348
    Singapore Press Holdings Ltd.....     140,000      2,384,770
                                                    ------------
                                                       7,607,065
                                                    ------------
SPAIN -- 2.3%
    Banco Popular Espanol SA.........      37,300      2,683,024
    Endesa SA........................     118,800      2,533,603
    NH Hoteles SA*...................     105,500      1,351,281
    Telefonica SA....................     113,229      5,454,301
                                                    ------------
                                                      12,022,209
                                                    ------------
SWEDEN -- 3.4%
    Electrolux AB Cl-B...............     237,200      4,966,230
    Hennes & Mauritz AB Cl-B.........     275,600      6,807,548

                                         SHARES        VALUE
                                         ------        -----
    NetCom AB Cl-B*..................      40,200   $  1,352,335
    Svenska Handelsbanken Cl-A.......     270,570      3,246,175
    WM-Data AB Cl-B..................      33,900      1,291,924
                                                    ------------
                                                      17,664,212
                                                    ------------
SWITZERLAND -- 4.3%
    ABB AG...........................       3,300      4,882,316
    Adecco SA........................       5,500      2,947,079
    Compagnie Financiere Richemont AG
      Cl-A Units*....................       1,400      2,692,671
    Julius Baer Holdings AG Cl-B.....         543      1,547,347
    UBS AG...........................      15,210      4,539,744
    Zurich Allied AG.................      10,500      5,970,706
                                                    ------------
                                                      22,579,863
                                                    ------------
THAILAND -- 0.5%
    Siam Commercial Bank 144A*.......   1,860,000      2,648,216
                                                    ------------
UNITED KINGDOM -- 14.7%
    Airtours PLC.....................     182,500      1,455,627
    Allied Irish Banks PLC...........     160,500      2,109,978
    Barclays PLC.....................     242,000      7,041,803
    British Sky Broadcasting Group
      PLC............................     517,500      4,800,579
    British Telecommunications PLC...     293,332      4,915,068
    Compass Group PLC................     375,900      3,727,003
    Diageo PLC.......................         227          2,371
    Dixons Group PLC.................     192,900      3,603,192
    General Electric Co. PLC.........     595,000      6,068,175
    Granada Group PLC................     174,907      3,245,043
    Hays PLC.........................     614,500      6,475,303
    Invensys PLC.....................     537,200      2,542,470
    Logica PLC.......................     194,200      2,035,672
    Misys PLC........................     426,200      3,647,960
    Orange PLC*......................     372,802      5,465,099
    Provident Financial PLC*.........     181,100      2,516,388
    Railtrack Group PLC..............     175,200      3,581,879
    Shell Transport & Trading Co.
      PLC............................     330,200      2,476,240
    Stagecoach Holdings PLC..........     305,100      1,092,906
    Vodafone AirTouch PLC............     275,800      5,434,269
    WPP Group PLC....................     516,638      4,369,109
                                                    ------------
                                                      76,606,134
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $440,253,087)................                471,722,178
                                                    ------------
                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)
                                       ----------
FOREIGN BONDS -- 0.1%
UNITED KINGDOM
    Cosco Treasury Co. Ltd. 1.00%,
      03/13/03
    (Cost $421,299)..................         482        459,587
                                                    ------------

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.1%
    Federal Home Loan Mortgage Corp.
      4.60%, 07/01/99
    (Cost $21,455,000)...............  $   21,455   $ 21,455,000
                                                    ------------
TOTAL INVESTMENTS -- 94.4%
  (Cost $462,129,386)................                493,636,765
OTHER ASSETS LESS
  LIABILITIES -- 5.6%................                 29,030,345
                                                    ------------
NET ASSETS -- 100.0%.................               $522,667,110
                                                    ============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                          IN                      UNREALIZED
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------
07/99        Sell   CHF    64,350    $   41,530   $   41,394        $ 136
07/99        Sell   GBP   782,520     1,232,626    1,233,481         (855)
                                     -----------  ----------       ------
                                     $1,274,156   $1,274,875       $(719)
                                     ===========  ==========       ======

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising........................................     1.7%
Aerospace..........................................     1.8%
Airlines...........................................     0.3%
Automobile Manufacturers...........................     3.2%
Beverages..........................................     2.6%
Broadcasting.......................................     2.2%
Business Services..................................     2.6%
Chemicals..........................................     0.3%
Computer Services & Software.......................     2.3%
Conglomerates......................................     2.7%
Construction.......................................     0.7%
Consumer Products & Services.......................     4.2%
Containers & Packaging.............................     0.9%
Electronic Components & Equipment..................     4.9%
Entertainment & Leisure............................     1.3%
Financial -- Bank & Trust..........................     6.7%
Financial Services.................................     3.9%
Food...............................................     3.8%
Industrial Products................................     3.0%
Insurance..........................................     4.4%
Machinery & Equipment..............................     0.9%
Metals & Mining....................................     0.7%
Office Equipment...................................     0.9%
Oil & Gas..........................................     2.0%
Paper & Forest Products............................     1.0%
Pharmaceuticals....................................     0.4%
Printing & Publishing..............................     2.8%
Real Estate........................................     0.5%
Retail & Merchandising.............................     1.3%
Telecommunications.................................    24.3%
Transportation.....................................     0.7%
Utilities..........................................     1.2%
                                                       ----
TOTAL..............................................    90.2%
                                                       ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non income producing security.

144A-- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.5% of net assets.

See Notes to Financial Statements.

AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 91.7%
AEROSPACE -- 0.6%
    AlliedSignal, Inc..............     140,000   $    8,820,000
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co..................     270,000       15,238,125
                                                  --------------
BROADCASTING -- 1.5%
    CBS Corp.*.....................     500,000       21,718,750
                                                  --------------
CHEMICALS -- 1.1%
    Rohm & Haas Co.................     350,000       15,006,250
                                                  --------------
COMPUTER HARDWARE -- 2.8%
    International Business Machines
      Corp.........................     320,000       41,360,000
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 6.0%
    Cadence Design Systems,
      Inc.*........................   1,000,000       12,750,000
    First Data Corp................     640,000       31,320,000
    Oracle Corp.*..................     200,000        7,425,000
    Sun Microsystems, Inc.*........     480,000       33,060,000
    Unisys Corp.*..................     151,697        5,906,702
                                                  --------------
                                                      90,461,702
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.2%
    Emerson Electric Co............     320,000       20,120,000
    Honeywell, Inc.................     210,000       24,333,750
    Rockwell International Corp....     125,000        7,593,750
    Texas Instruments, Inc.........     280,000       40,600,000
                                                  --------------
                                                      92,647,500
                                                  --------------
ENVIRONMENTAL SERVICES -- 2.3%
    Waste Management, Inc..........     650,000       34,937,500
                                                  --------------
FINANCIAL-BANK & TRUST -- 8.0%
    Bank One Corp..................     510,000       30,376,875
    BankAmerica Corp...............     200,000       14,662,500
    Chase Manhattan Corp...........     340,000       29,452,500
    Fleet Financial Group, Inc.....     510,000       22,631,250
    Wells Fargo & Co...............     520,000       22,230,000
                                                  --------------
                                                     119,353,125
                                                  --------------
FINANCIAL SERVICES -- 1.2%
    Morgan Stanley, Dean Witter &
      Co...........................     180,000       18,450,000
                                                  --------------
FOOD -- 3.5%
    Heinz, (H.J.) Co...............     600,000       30,075,000
    Ralston Purina Group...........     750,000       22,828,125
                                                  --------------
                                                      52,903,125
                                                  --------------
HEALTHCARE SERVICES -- 0.7%
    Columbia HCA Healthcare
      Corp.........................     440,000       10,037,500
                                                  --------------
INSURANCE -- 9.4%
    Ace Ltd........................     600,000       16,950,000
    Aetna, Inc.....................     200,000       17,887,500
    Allstate Corp..................     400,000       14,350,000
    American General Corp..........     480,000       36,180,000
    Aon Corp.......................     440,000       18,150,000
    CIGNA Corp.....................     220,000       19,580,000
    St. Paul Companies, Inc........     560,000       17,815,000
                                                  --------------
                                                     140,912,500
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
MACHINERY & EQUIPMENT -- 1.5%
    Deere & Co.....................     580,000   $   22,982,500
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Baxter International, Inc......     320,000       19,400,000
                                                  --------------
METALS & MINING -- 1.7%
    Alcoa, Inc.....................     400,000       24,750,000
                                                  --------------
OFFICE EQUIPMENT -- 1.7%
    Xerox Corp.....................     420,000       24,806,250
                                                  --------------
OIL & GAS -- 11.8%
    Atlantic Richfield Co..........     180,000       15,041,250
    BP Amoco PLC [ADR].............     210,000       22,785,000
    Coastal Corp...................     720,000       28,800,000
    Mobil Corp.....................     440,000       43,560,000
    Schlumberger Ltd...............     200,000       12,737,500
    Texaco, Inc....................     310,000       19,375,000
    Total SA [ADR].................     540,000       34,796,250
                                                  --------------
                                                     177,095,000
                                                  --------------
PAPER & FOREST PRODUCTS -- 2.3%
    International Paper Co.........     680,000       34,340,000
                                                  --------------
PHARMACEUTICALS -- 4.3%
    American Home Products Corp....     650,000       37,375,000
    Pharmacia & Upjohn, Inc........     470,000       26,701,875
                                                  --------------
                                                      64,076,875
                                                  --------------
PRINTING & PUBLISHING -- 2.5%
    Dow Jones & Co., Inc...........     400,000       21,225,000
    Gannett Co., Inc...............     220,000       15,702,500
                                                  --------------
                                                      36,927,500
                                                  --------------
RETAIL & MERCHANDISING -- 1.8%
    Federated Department Stores,
      Inc.*........................     510,000       26,998,125
                                                  --------------
TELECOMMUNICATIONS -- 13.7%
    Alltel Corp....................     430,000       30,745,000
    AT&T Corp......................     940,000       52,463,750
    Bell Atlantic Corp.............     510,000       33,341,250
    MCI WorldCom, Inc.*............     280,000       24,150,000
    QUALCOMM, Inc.*................     260,000       37,310,000
    SBC Communications, Inc........     470,000       27,260,000
                                                  --------------
                                                     205,270,000
                                                  --------------
UTILITIES -- 4.9%
    Carolina Power & Light Co......     540,000       23,118,750
    Duke Energy Corp...............     510,000       27,731,250
    FirstEnergy Corp.*.............     720,000       22,320,000
                                                  --------------
                                                      73,170,000
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,098,627,729)............                1,371,662,327
                                                  --------------

AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
PREFERRED STOCK -- 4.5%
COMPUTER SERVICES & SOFTWARE -- 0.8%
    Unisys Corp. Cl-A $3.75
      [CVT]........................     199,194   $   12,972,509
                                                  --------------
CONTAINERS & PACKAGING -- 1.0%
    Owens-Illinois, Inc. 4.75%
      [CVT]........................     330,000       14,437,500
                                                  --------------
INSURANCE -- 1.0%
    Aetna, Inc. Cl-C 6.25%.........     200,000       14,850,000
                                                  --------------
TELECOMMUNICATIONS -- 0.5%
    Comcast Corp. $3.35 [CVT]......      90,000        7,911,810
                                                  --------------
UTILITIES -- 1.2%
    Houston Industries, Inc.
      7.00%........................     150,000       17,887,500
                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $59,713,544)...............                   68,059,319
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 4.2%
    Temporary Investment Cash
      Fund.........................  31,665,752   $   31,665,752
    Temporary Investment Fund......  31,665,752       31,665,752
                                                  --------------
    (Cost $63,331,504).............                   63,331,504
                                                  --------------
TOTAL INVESTMENTS -- 100.4%

  (Cost $1,221,672,777)............                1,503,053,150
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4%).................                   (5,447,230)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,497,605,920
                                                  ==============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 78.4%
BEVERAGES -- 0.9%
    Coca-Cola Co. .................     615,650   $   38,478,125
                                                  --------------
COMPUTER HARDWARE -- 4.4%
    Dell Computer Corp.*...........   3,957,815      146,439,155
    EMC Corp.*.....................     812,570       44,691,350
                                                  --------------
                                                     191,130,505
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 25.4%
    America Online, Inc.*..........   3,884,710      429,260,455
    Cisco Systems, Inc.*...........   3,604,540      232,492,830
    Intuit, Inc.*..................     422,006       38,033,291
    Microsoft Corp.*...............   3,155,800      284,613,712
    VERITAS Software Corp.*........     810,820       76,977,224
    Yahoo!, Inc.*..................     268,830       46,305,967
                                                  --------------
                                                   1,107,683,479
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.6%
    General Electric Co. ..........   1,251,950      141,470,350
    Texas Instruments, Inc.........   1,600,595      232,086,275
                                                  --------------
                                                     373,556,625
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.8%
    Time Warner, Inc...............   2,823,480      207,525,780
                                                  --------------
FINANCIAL SERVICES -- 5.3%
    Fannie Mae.....................     971,065       66,396,569
    Schwab, (Charles) Corp.........   1,512,940      166,234,282
                                                  --------------
                                                     232,630,851
                                                  --------------
FOOD -- 2.3%
    Kroger Co.*....................   1,472,260       41,131,264
    Safeway, Inc.*.................   1,226,190       60,696,405
                                                  --------------
                                                     101,827,669
                                                  --------------
INSURANCE -- 3.5%
    American International Group,
      Inc. ........................   1,296,440      151,764,507
                                                  --------------
OFFICE EQUIPMENT -- 1.0%
    Staples, Inc.*.................   1,444,005       44,673,905
                                                  --------------
PHARMACEUTICALS -- 4.5%
    Lilly, (Eli) & Co. ............     715,325       51,235,153
    Pfizer, Inc. ..................     926,730      101,708,617
    Warner-Lambert Co. ............     654,900       45,433,687
                                                  --------------
                                                     198,377,457
                                                  --------------
RETAIL & MERCHANDISING -- 6.0%
    Amazon.com, Inc.*..............     375,115       46,936,264
    Costco Companies, Inc.*........   1,590,535      127,342,208
    Home Depot, Inc. ..............   1,386,525       89,344,205
                                                  --------------
                                                     263,622,677
                                                  --------------
TELECOMMUNICATIONS -- 11.7%
    Global TeleSystems Group,
      Inc.*........................     442,635       35,853,435
    Level 3 Communications,
      Inc.*........................     606,940       36,454,334

                                       SHARES         VALUE
                                       ------         -----
    MCI WorldCom, Inc.*............   1,611,985   $  139,033,706
    Metromedia Fiber Network, Inc.
      Cl-A*........................     878,820       31,582,594
    Nokia Corp. Cl-A [ADR].........   2,520,360      230,770,463
    Qwest Communications
      International, Inc.*.........   1,097,200       36,276,175
                                                  --------------
                                                     509,970,707
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,799,311,176)............                3,421,242,287
                                                  --------------
                                        PAR
                                       (000)
                                     ----------
CORPORATE OBLIGATIONS -- 2.9%
ENTERTAINMENT & LEISURE -- 1.1%
    Venetian Casino Resort LLC
      12.25%, 11/15/04.............  $   49,725       49,289,906
                                                  --------------
RETAIL & MERCHANDISING -- 1.2%
    Amazon.com, Inc. 144A 4.75%,
      02/01/09.....................      51,851       51,526,931
                                                  --------------
TELECOMMUNICATIONS -- 0.6%
    Lenfest Communications, Inc.
      7.625%, 02/15/08.............      11,295       11,690,325
      8.25%, 02/15/08..............      12,480       13,166,400
                                                  --------------
                                                      24,856,725
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $126,038,602)..............                  125,673,562
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.2%
    Federal Home Loan Mortgage
      Corp. 5.03%, 09/08/99........      50,000       49,510,972
                                                  --------------
    Federal Mortgage Corp.
      4.93%, 09/23/99..............      25,000       24,705,423
      4.94%, 10/18/99..............      50,000       49,229,445
      5.00%, 11/19/99..............      50,000       49,001,250
      5.00%, 12/14/99..............      75,000       73,225,973
      5.10%, 05/25/00..............      50,000       47,596,605
                                                  --------------
                                                     243,758,696
                                                  --------------
    Federal National Mortgage
      Assoc. 4.64%, 09/17/99.......      50,000       49,452,935
      4.68%, 07/13/99..............      50,000       49,921,833
      4.70%, 07/02/99..............      50,000       49,993,737
      4.73%, 08/16/99..............      50,000       49,686,955
      4.80%, 11/29/99..............     150,000      146,791,245
      4.89%, 10/08/99..............      25,000       24,650,068
                                                  --------------
                                                     370,496,773
                                                  --------------
    (Cost $664,198,187)............                  663,766,441
                                                  --------------

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
COMMERCIAL PAPER -- 3.4%
    Associates First Capital Corp.
      5.25%, 07/01/99..............  $   73,900   $   73,900,000
    IBM Credit Corp. 5.00%,
      09/16/99.....................      50,000       49,446,025
    UBS Financial Corp. 5.50%,
      07/01/99.....................      25,000       25,000,000
                                                  --------------
    (Cost $148,365,278)............                  148,346,025
                                                  --------------
                                       SHARES
                                     ----------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      44,466           44,466
    Temporary Investment Fund......      44,466           44,466
                                                  --------------
    (Cost $88,932).................                       88,932
                                                  --------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $2,738,002,175)............                4,359,117,247
OTHER ASSETS LESS
  LIABILITIES -- 0.1%..............                    2,506,024
                                                  --------------
NET ASSETS -- 100.0%...............               $4,361,623,271
                                                  ==============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE        TO RECEIVE       FOR        AT VALUE     DEPRECIATION
------------------------------------------------------------------------------
07/99        Buy    EUR  18,300,000   $20,845,197   $18,894,035    $1,951,162
08/99        Buy    EUR  16,800,000    18,590,704    17,379,010     1,211,694
                                      -----------   -----------    ----------
                                      $39,435,901   $36,273,045    $3,162,856
                                      ===========   ===========    ==========
                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER       FOR        AT VALUE     APPRECIATION
------------------------------------------------------------------------------
07/99        Sell   EUR  18,300,000   $21,400,590   $18,894,035    $2,506,555
08/99        Sell   EUR  16,800,000    19,831,670    17,379,010     2,452,660
                                      -----------   -----------    ----------
                                      $41,232,260   $36,273,045    $4,959,215
                                      ===========   ===========    ==========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 1.2% of net assets.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
CORPORATE OBLIGATIONS -- 27.6%
BEVERAGES -- 2.6%
    PepsiCo, Inc. [FRN]++
      4.838%, 08/19/99................  $35,000  $   34,994,698
                                                 --------------
FINANCIAL-BANK & TRUST -- 17.2%
    American Express Centurion [FRN]++
      4.904%, 07/13/99................   30,000      30,000,000
      4.95%, 07/26/99.................   25,000      25,000,000
    First Union National Bank [FRN]++
      5.018%, 07/26/99................   25,000      25,000,000
    Key Bank N.A.
      4.835%, 07/01/99 [FRN]++........   40,000      39,998,284
      5.018%, 07/15/99 [VR]++.........   25,000      25,000,000
    NationsBank Corp. Cl-F [FRN]++
      5.088%, 08/19/99................    4,000       4,000,911
    US Bank N.A. Minnesota [VR]++
      4.95%, 07/21/99.................   40,000      40,000,000
    Wells Fargo & Co. Cl-J
      5.31%, 03/31/00.................   40,000      39,988,482
                                                 --------------
                                                    228,987,677
                                                 --------------
FINANCIAL SERVICES -- 7.8%
    CIT Group, Inc. [FRN]++
      4.95%, 07/01/99.................   38,400      38,401,133
    General Motors Acceptance Corp.
      [FRN]++
      4.89%, 07/06/99.................   31,000      30,999,738
    Xerox Credit Corp. Cl-F
      5.32%, 03/31/00.................   35,000      34,990,166
                                                 --------------
                                                    104,391,037
                                                 --------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $368,373,412).......................              368,373,412
                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.5%
    Federal Home Loan Bank
      4.85%, 07/14/99.................   49,916      49,828,578
                                                 --------------
    Student Loan Marketing Assoc.
      4.60%, 07/01/99.................   63,630      63,630,000
                                                 --------------
    (Cost $113,458,578)...............              113,458,578
                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%
    Greentree Steers Corp. [VR]++
      5.018%, 07/15/99................   12,842      12,841,094
    LINCS [VR]++
      5.038%, 07/15/99................   25,000      25,000,000
    The Money Store, Inc. [VR]++
      5.018%, 07/15/99................   10,671      10,670,427
                                                 --------------
    (Cost $48,511,521)................           $   48,511,521
                                                 --------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
CERTIFICATES OF DEPOSIT -- 23.2%
    Abbey National Treasury Services
      PLC
      5.22%, 05/11/00.................  $13,000  $   12,994,602
    Bankers Trust Co. [FRN]++
      4.98%, 07/12/99.................   15,000      14,994,266
    Bayerische Hypo Vereinsbank
      5.15%, 04/25/00.................   10,000       9,995,270
    Bayerische Landesbank NY
      5.115%, 03/21/00................   14,000      13,985,480
    Canadian Imperial Bank
      5.01%, 02/07/00.................   25,000      24,995,621
    Comerica Bank [FRN]++
      4.90%, 07/01/99.................   40,000      39,989,076
    Commerzbank AG NY [FRN]++
      4.90%, 07/01/99.................   30,000      29,992,292
      4.873%, 07/08/99................   20,000      19,990,109
    Deutsche Bank NY
      4.95%, 11/09/99.................   30,000      29,995,844
      5.00%, 01/06/00.................   25,000      24,996,253
    Fleet National Bank
      5.03%, 07/22/99.................   12,500      12,501,424
    Toronto Dominion Bank
      5.65%, 07/26/99.................   25,000      24,999,016
      5.00%, 02/04/00.................    8,000       7,998,617
    Wachovia Bank
      5.02%, 11/22/99.................   43,000      43,000,000
                                                 --------------
    (Cost $310,427,870)...............              310,427,870
                                                 --------------
COMMERCIAL PAPER -- 36.9%
FINANCIAL-BANK & TRUST -- 5.0%
    Cregem North America, Inc.
      4.81%, 07/02/99.................   20,000      19,997,328
    SunTrust Banks, Inc.
      4.98%, 07/14/99.................   47,000      46,915,478
                                                 --------------
                                                     66,912,806
                                                 --------------
FINANCIAL SERVICES -- 17.9%
    Associates Corp. of North America
      5.78%, 07/01/99.................   68,000      68,000,000
    Ford Motor Credit Corp.
      5.07%, 07/08/99.................   30,000      29,970,425
    Halifax PLC
      4.73%, 07/12/99.................    5,000       4,992,774
    Morgan Stanley, Dean Witter & Co.
      5.75%, 07/01/99.................   20,000      20,000,000
      4.95%, 07/20/99.................   45,000      44,882,437
    Salomon Smith Barney
      4.91%, 07/15/99.................   50,000      49,904,528
    UBS Finance, Inc.
      4.72%, 07/15/99.................   21,740      21,700,095
                                                 --------------
                                                    239,450,259
                                                 --------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
PHARMACEUTICALS -- 4.7%
    Bayer Corp.
      5.65%, 07/01/99.................  $28,356  $   28,356,000
    Pfizer, Inc.++
      4.95%, 07/19/99.................   35,155      35,067,991
                                                 --------------
                                                     63,423,991
                                                 --------------
OIL & GAS -- 6.7%
    Koch Industries
      5.52%, 07/01/99.................   65,000      65,000,000
    Mobil Corp.
      4.97%, 07/01/99.................   25,000      25,000,000
                                                 --------------
                                                     90,000,000
                                                 --------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
UTILITIES -- 2.6%
    The Southern Co.++
      5.10%, 07/23/99.................  $35,180  $   35,070,356
                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $494,857,412).................              494,857,412
                                                 --------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $1,335,628,793)...............            1,335,628,793
OTHER ASSETS LESS
  LIABILITIES -- 0.2%.................                2,657,124
                                                 --------------
NET ASSETS -- 100.0%..................           $1,338,285,917
                                                 ==============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 5.2% of net assets.

++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 99.3%
AEROSPACE -- 5.1%
    General Motors Corp. Cl-H.........    250,000   $ 14,062,500
    Gulfstream Aerospace Corp.*.......    324,500     21,924,031
    Raytheon Co. Cl-A.................     76,000      5,234,500
                                                    ------------
                                                      41,221,031
                                                    ------------
AIRLINES -- 1.0%
    Continental Airlines, Inc.
      Cl-B*...........................    220,000      8,277,500
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Navistar International Corp.*.....    138,000      6,900,000
                                                    ------------
AUTOMOTIVE PARTS -- 3.4%
    AutoZone, Inc.*...................    390,000     11,748,750
    Lear Corp.*.......................    320,000     15,920,000
                                                    ------------
                                                      27,668,750
                                                    ------------
BROADCASTING -- 4.0%
    AT&T Corp. Liberty Media Group
      Cl-A*...........................    348,000     12,789,000
    News Corp. Ltd. [ADR].............    470,000     14,834,375
    Scripps, (E.W.) Co. Cl-A..........    100,000      4,756,250
                                                    ------------
                                                      32,379,625
                                                    ------------
CAPITAL GOODS -- 2.1%
    SPX Corp.*........................    200,000     16,700,000
                                                    ------------
CHEMICALS -- 6.6%
    Engelhard Corp....................    525,000     11,878,125
    Grace, (W.R.) & Co.*..............    550,000     10,106,250
    Hercules, Inc.....................    200,000      7,862,500
    Lyondell Chemical Co..............    615,000     12,684,375
    Praxair, Inc. ....................    212,400     10,394,325
                                                    ------------
                                                      52,925,575
                                                    ------------
COMPUTER HARDWARE -- 1.9%
    Quantum Corp.*....................    350,000      8,443,750
    Storage Technology Corp.*.........    300,000      6,825,000
                                                    ------------
                                                      15,268,750
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 4.0%
    Cadence Design Systems, Inc.*.....    730,000      9,307,500
    Computer Associates
      International, Inc. ............    270,000     14,850,000
    Parametric Technology Corp.*......    590,000      8,186,250
                                                    ------------
                                                      32,343,750
                                                    ------------
CONTAINERS & PACKAGING -- 1.0%
    Owens-Illinois, Inc.*.............    258,500      8,449,719
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    Teradyne, Inc.*...................    138,000      9,901,500
    UCAR International, Inc.*.........     79,700      2,012,425
                                                    ------------
                                                      11,913,925
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Mirage Resorts, Inc.*.............    470,200      7,875,850
                                                    ------------
ENVIRONMENTAL SERVICES -- 3.1%
    Allied Waste Industries, Inc.*....  1,283,300     25,345,175
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL-BANK & TRUST -- 8.0%
    Bank One Corp. ...................    210,000   $ 12,508,125
    BankBoston Corp. .................    333,000     17,024,625
    Chase Manhattan Corp. ............    135,700     11,755,012
    Countrywide Credit Industries,
      Inc. ...........................    375,300     16,044,075
    Valley National Bancorp...........    241,000      6,928,750
                                                    ------------
                                                      64,260,587
                                                    ------------
FINANCIAL SERVICES -- 9.4%
    AMBAC Financial Group, Inc........    136,000      7,769,000
    Bear Stearns Companies, Inc. .....    315,000     14,726,250
    FINOVA Group, Inc.................    332,900     17,518,862
    Goldman Sachs Group, Inc..........     16,900      1,221,025
    SLM Holding Corp. ................    385,000     17,637,812
    The Dun & Bradstreet Corp.........    470,000     16,655,625
                                                    ------------
                                                      75,528,574
                                                    ------------
FOOD -- 2.2%
    ConAgra, Inc......................    275,000      7,321,875
    Food Lion, Inc. Cl-A..............    534,000      6,341,250
    Food Lion, Inc. Cl-B..............    385,000      4,451,562
                                                    ------------
                                                      18,114,687
                                                    ------------
HEALTHCARE SERVICES -- 3.3%
    PacifiCare Health Systems,
      Inc.*...........................    182,400     13,121,400
    Tenet Healthcare Corp.*...........    473,000      8,780,062
    Wellpoint Health Networks,
      Inc.*...........................     50,800      4,311,650
                                                    ------------
                                                      26,213,112
                                                    ------------
INSURANCE -- 4.8%
    Ace, Ltd. ........................    540,000     15,255,000
    CIGNA Corp. ......................    170,000     15,130,000
    Cincinnati Financial Corp. .......    225,000      8,451,562
                                                    ------------
                                                      38,836,562
                                                    ------------
MACHINERY & EQUIPMENT -- 2.1%
    Grainger, (W.W.), Inc.............    142,300      7,657,519
    McDermott International, Inc......    328,100      9,268,825
                                                    ------------
                                                      16,926,344
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.8%
    Baxter International, Inc. .......    140,000      8,487,500
    Becton Dickinson & Co.............    385,000     11,550,000
    Centocor, Inc.*...................    220,000     10,257,500
                                                    ------------
                                                      30,295,000
                                                    ------------
METALS & MINING -- 0.6%
    AK Steel Holding Corp.............    224,500      5,051,250
                                                    ------------
OFFICE EQUIPMENT -- 0.8%
    Xerox Corp. ......................    115,000      6,792,188
                                                    ------------
OIL & GAS -- 5.1%
    Apache Corp.......................    258,600     10,085,400
    Coastal Corp......................    255,000     10,200,000
    Tosco Corp. ......................    405,000     10,504,688
    USX-Marathon Group, Inc...........    310,000     10,094,375
                                                    ------------
                                                      40,884,463
                                                    ------------
PAPER & FOREST PRODUCTS -- 2.0%
    Fort James Corp...................    430,000     16,286,250
                                                    ------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
PHARMACEUTICALS -- 1.5%
    ALZA Corp.*.......................    232,100   $ 11,808,088
                                                    ------------
PRINTING & PUBLISHING -- 0.9%
    Belo, (A.H.) Corp. Cl-A...........    370,000      7,284,375
                                                    ------------
RAILROADS -- 1.9%
    Burlington Northern Santa Fe
      Corp............................    383,000     11,873,000
    Canadian National Railway Co......     47,300      3,169,100
                                                    ------------
                                                      15,042,100
                                                    ------------
REAL ESTATE -- 1.6%
    Indymac Mortgage Holdings, Inc.
      [REIT]..........................    785,000     12,560,000
                                                    ------------
RETAIL & MERCHANDISING -- 3.9%
    Harcourt General, Inc. ...........    235,000     12,117,188
    Rite Aid Corp.....................    790,000     19,453,750
                                                    ------------
                                                      31,570,938
                                                    ------------
TELECOMMUNICATIONS -- 7.8%
    American Tower Corp. Cl-A.........    490,000     11,760,000
    Loral Space & Communications
      Corp.*..........................    440,000      7,920,000
    MCI WorldCom, Inc.*...............    135,900     11,721,375
    Nortel Networks Corp..............    140,200     12,171,113
    Shaw Communications, Inc. Cl-B....    128,600      5,111,850
    Williams Companies, Inc...........    332,700     14,160,544
                                                    ------------
                                                      62,844,882
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UTILITIES -- 4.1%
    Niagara Mohawk Holdings, Inc.*....    540,000   $  8,673,750
    Texas Utilities Co................    203,000      8,373,750
    UGI Corp. ........................    326,300      6,587,181
    Unicom Corp.......................    240,000      9,255,000
                                                    ------------
                                                      32,889,681
                                                    ------------
TOTAL COMMON STOCK
  (Cost $768,349,434).................               800,458,731
                                                    ------------
SHORT-TERM INVESTMENTS -- 0.7%
    Temporary Investment Cash Fund....  2,648,726      2,648,726
    Temporary Investment Fund.........  2,648,726      2,648,726
                                                    ------------
    (Cost $5,297,452).................                 5,297,452
                                                    ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $773,646,886).................               805,756,183
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%......................                   (90,897)
                                                    ------------
NET ASSETS -- 100.0%..................              $805,665,286
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 37.4%
ADVERTISING -- 0.5%
    Omnicom Group, Inc. ...............    7,400   $    592,000
    Young & Rubicam, Inc. .............   33,000      1,499,437
                                                   ------------
                                                      2,091,437
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co. ....................   24,700      1,394,006
                                                   ------------
BROADCASTING -- 1.0%
    AT&T Corp. Liberty Media
      Group Cl-A*......................   10,608        389,844
    CBS Corp.*.........................   59,000      2,562,812
    Diva Systems Corp. Warrants*.......      210          2,520
    Hispanic Broadcasting Corp.*.......   15,000      1,138,125
                                                   ------------
                                                      4,093,301
                                                   ------------
CHEMICALS -- 0.3%
    Monsanto Co. Units.................   22,000        882,750
    Waters Corp.*......................    8,600        456,875
                                                   ------------
                                                      1,339,625
                                                   ------------
COMPUTER HARDWARE -- 1.8%
    Dell Computer Corp.*...............   20,500        758,500
    EMC Corp.*.........................   47,000      2,585,000
    International Business Machines
      Corp. ...........................   33,828      4,372,269
                                                   ------------
                                                      7,715,769
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.8%
    America Online, Inc.*..............   49,000      5,414,500
    Cisco Systems, Inc.*...............   56,000      3,612,000
    Comverse Technology, Inc.*.........   12,150        917,325
    InfoSpace.com, Inc.*...............   15,500        728,500
    Knology Holdings, Inc. Warrants
      144A*............................       45            112
    Microsoft Corp.*...................   32,000      2,886,000
    Sun Microsystems, Inc.*............   15,000      1,033,125
    USWeb Corp.*.......................   50,000      1,109,375
    VERITAS Software Corp.*............    7,050        669,309
                                                   ------------
                                                     16,370,246
                                                   ------------
CONGLOMERATES -- 0.7%
    Philip Morris Companies, Inc. .....   48,967      1,967,861
    Tyco International Ltd. ...........   10,000        947,500
                                                   ------------
                                                      2,915,361
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Avon Products, Inc. ...............    8,000        444,000
    Hedstrom Holdings, Inc. 144A*......      303            264
    Mohawk Industries, Inc.*...........    3,400        103,275
    Procter & Gamble Co. ..............   17,505      1,562,321
                                                   ------------
                                                      2,109,860
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    Applied Materials, Inc.*...........   10,000        738,750
    Cellnet Data Systems Warrants*.....       95            831
    General Electric Co. ..............   20,200      2,282,600
                                                   ------------
                                                      3,022,181
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
ENTERTAINMENT & LEISURE -- 0.2%
    Carnival Corp. ....................   10,000   $    485,000
    Club Regina Resorts, Inc.
      Warrants*........................       20             20
    Royal Caribbean Cruises Ltd. ......    4,500        196,875
                                                   ------------
                                                        681,895
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.4%
    Allied Waste Industries, Inc.*.....   22,000        434,500
    Republic Services, Inc. Cl-A*......   23,700        586,575
    Waste Management, Inc. ............   11,160        599,850
                                                   ------------
                                                      1,620,925
                                                   ------------
EQUIPMENT SERVICES -- 0.6%
    Hertz Corp. Cl-A...................   24,000      1,488,000
    Quanta Services, Inc.*.............   28,000      1,232,000
                                                   ------------
                                                      2,720,000
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.1%
    Bank United Corp. Cl-A.............   27,000      1,085,062
    BankAmerica Corp. .................   64,318      4,715,313
    Chase Manhattan Corp. .............   32,890      2,849,096
    Zions Bancorp. ....................    9,100        577,850
                                                   ------------
                                                      9,227,321
                                                   ------------
FINANCIAL SERVICES -- 3.2%
    American Express Co. ..............    9,785      1,273,273
    Citigroup, Inc. ...................   96,727      4,594,532
    Esat Holdings Ltd. Warrants*.......       35          2,817
    Fannie Mae.........................   29,000      1,982,875
    FINOVA Group, Inc. ................   12,200        642,025
    Freddie Mac........................   15,000        870,000
    Merrill Lynch & Co., Inc. .........   25,800      2,062,387
    Morgan Stanley, Dean Witter &
      Co. .............................   21,000      2,152,500
                                                   ------------
                                                     13,580,409
                                                   ------------
FOOD -- 0.6%
    Albertson's, Inc. .................   23,470      1,210,172
    Ralston Purina Group...............   45,000      1,369,687
                                                   ------------
                                                      2,579,859
                                                   ------------
HOTELS & MOTELS -- 0.0%
    Epic Resorts Warrants 144A*........       10              0
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]...........    6,901        210,912
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Orbital Imaging Corp. Warrants
      144A*............................       20            600
                                                   ------------
INSURANCE -- 1.9%
    American International Group,
      Inc. ............................   22,000      2,575,375
    AXA [ADR]..........................   20,000      1,246,250
    CIGNA Corp. .......................   30,146      2,682,994
    The Equitable Companies, Inc. .....   22,000      1,474,000
                                                   ------------
                                                      7,978,619
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Abbott Laboratories................    8,000        364,000
    Baxter International, Inc. ........   29,211      1,770,917
    Becton Dickinson & Co. ............   18,000        540,000
    Guidant Corp. .....................   38,000      1,954,625

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    MEDIQ, Inc. Warrants*..............       10   $          0
    Medtronic, Inc. ...................   18,700      1,456,262
    VISX, Inc.*........................   32,500      2,573,594
                                                   ------------
                                                      8,659,398
                                                   ------------
OFFICE EQUIPMENT -- 0.5%
    Xerox Corp. .......................   38,722      2,287,018
                                                   ------------
OIL & GAS -- 1.6%
    Conoco, Inc. Cl-A..................   56,145      1,565,042
    Exxon Corp. .......................   38,631      2,979,416
    Mobil Corp. .......................   21,766      2,154,834
    TCR Holding Corp. Cl-B.............    2,898            174
                                                   ------------
                                                      6,699,466
                                                   ------------
PERSONAL SERVICES -- 0.3%
    Apollo Group, Inc. Cl-A*...........   49,000      1,301,562
                                                   ------------
PHARMACEUTICALS -- 3.6%
    American Home Products Corp. ......   40,000      2,300,000
    Biogen, Inc.*......................   10,000        643,125
    Bristol-Meyers Squibb Co. .........   38,984      2,745,935
    Cardinal Health, Inc. .............   10,000        641,250
    Lilly, (Eli) & Co. ................   12,000        859,500
    Merck & Co., Inc. .................   40,945      3,029,930
    Pfizer, Inc. ......................   20,500      2,249,875
    Pharmacia & Upjohn, Inc. ..........   20,000      1,136,250
    Warner-Lambert Co. ................   21,000      1,456,875
    Watson Pharmaceuticals, Inc.*......   16,300        571,519
                                                   ------------
                                                     15,634,259
                                                   ------------
REAL ESTATE -- 0.0%
    Equity Office Property Warrants*...      530            530
                                                   ------------
RESTAURANTS -- 0.1%
    AmeriKing, Inc.*...................       25          1,000
    Tricon Global Restaurants, Inc.*...    4,000        216,500
                                                   ------------
                                                        217,500
                                                   ------------
RETAIL & MERCHANDISING -- 1.2%
    Dayton-Hudson Corp. ...............   32,000      2,080,000
    Home Depot, Inc. ..................   28,000      1,804,250
    Linens 'n Things, Inc.*............   25,000      1,093,750
                                                   ------------
                                                      4,978,000
                                                   ------------
SEMICONDUCTORS -- 1.2%
    Intel Corp. .......................   41,000      2,439,500
    Motorola, Inc. ....................   24,460      2,317,585
    Xilinx, Inc.*......................    7,700        440,825
                                                   ------------
                                                      5,197,910
                                                   ------------
TELECOMMUNICATIONS -- 7.3%
    ADC Telecommunications, Inc.*......   22,000      1,002,375
    ANTEC Corp.*.......................   37,000      1,186,312
    AT&T Canada, Inc.*.................   10,000        640,625
    AT&T Corp. ........................   36,000      2,009,250
    Bell Atlantic Corp. ...............   33,725      2,204,772
    Bestel Warrants*...................       20             40

                                         SHARES       VALUE
                                         ------       -----
    Birch Telecommunications
      Warrants*........................       10   $         50
    Global TeleSystems Group, Inc.*....    4,900        396,900
    Globalstar Telecommunications
      Warrants 144A*...................       45          2,475
    Intercel, Inc. Warrants*...........      640          8,160
    KMC Telecom Holdings, Inc.
      Warrants*........................       35             87
    Korea Telecom Corp. [ADR]*.........   23,459        938,360
    Long Distance International
      Warrants*........................       10             25
    Lucent Technologies, Inc. .........   62,850      4,238,447
    McCaw International Ltd.
      Warrants*........................       10             25
    MCI WorldCom, Inc.*................   30,600      2,639,250
    McLeodUSA, Inc. Cl-A*..............    8,800        484,000
    NEXTLINK Communications, Inc. Cl-
      A*...............................   18,500      1,375,937
    Onepoint Communications
      Warrants*........................       10             10
    Pathnet, Inc. Warrants 144A*.......       30            304
    Qwest Communications International,
      Inc.*............................   85,000      2,810,312
    Rhythms Netconnections Warrants
      144A*............................      160         26,675
    SBC Communications, Inc. ..........   53,418      3,098,244
    Startec Global Communications
      Corp. ...........................       20             20
    Superior TeleCom, Inc. ............   30,000        750,000
    Telefonos de Mexico SA Cl-L [ADR]..    3,171        256,256
    Telehub Communications Warrants*...       10             40
    Tellabs, Inc.*.....................   30,000      2,026,875
    Time Warner Telecom, Inc. Cl-A*....   15,600        452,400
    UIH Australia Warrants*............       50             56
    Univision Communications, Inc.*....   35,000      2,310,000
    Williams Companies, Inc. ..........   38,430      1,635,677
    WinStar Communications, Inc.*......   20,000        975,000
                                                   ------------
                                                     31,468,959
                                                   ------------
TRANSPORTATION -- 0.1%
    Avis Rent A Car, Inc.*.............   22,000        640,750
                                                   ------------
UTILITIES -- 0.9%
    AES Corp...........................   33,000      1,918,125
    Azurix Corp.*......................   54,000      1,080,000
    Calpine Corp.*.....................   11,500        621,000
    Korea Electric Power Corp. [ADR]...   10,340        211,970
                                                   ------------
                                                      3,831,095
                                                   ------------
TOTAL COMMON STOCK
  (Cost $138,639,657)..................             160,568,773
                                                   ------------
PREFERRED STOCK -- 0.1%
BROADCASTING -- 0.0%
    Chancellor Media Corp. 12.00%
      [PIK]............................      100         11,025
                                                   ------------
OIL & GAS -- 0.0%
    R&B Falcon Corp. 13.875% [PIK].....       20         20,650
                                                   ------------
RESTAURANTS -- 0.0%
    AmeriKing, Inc. 13.00%.............    1,041         23,162
                                                   ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor Corp.
      11.74% [PIK].....................      314   $     29,873
                                                   ------------
TELECOMMUNICATIONS -- 0.1%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]....................      404         44,230
    Global Crossing Holdings Ltd.
      10.50% [PIK].....................      470         49,937
    NEXTLINK Communications, Inc.
      14.00% [PIK].....................      518         26,288
    Paxson Communications Corp. 13.25%
      [PIK]............................        3         30,474
    Winstar Communications Cl-C 14.25%
      [PIK]............................      300         24,675
                                                   ------------
                                                        175,604
                                                   ------------
UTILITIES -- 0.0%
    Public Service Co. of New Hampshire
      Cl-A 10.60%......................    1,058         27,243
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $260,407)......................                 287,557
                                                   ------------
FOREIGN STOCK -- 2.2%
ADVERTISING -- 0.1%
    WPP Group PLC -- (GBP).............   25,543        216,012
                                                   ------------
AIRLINES -- 0.0%
    Cathay Pacific Airways -- (HKD)....   80,000        122,702
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Bayerische Motoren Werke
      AG -- (DEM)*.....................       91         63,252
    DaimlerChrysler AG -- (DEM)*.......    3,608        315,079
                                                   ------------
                                                        378,331
                                                   ------------
BROADCASTING -- 0.0%
    Societe Television
      Francaise -- (FRF)...............      230         53,605
                                                   ------------
BUILDING MATERIALS -- 0.1%
    CRH PLC -- (IEP)...................   15,379        272,790
    Pohang Iron & Steel Co.
      Ltd. -- (KOR)....................      100         12,428
                                                   ------------
                                                        285,218
                                                   ------------
CHEMICALS -- 0.0%
    AKZO Nobel NV -- (NLG).............       60          2,525
                                                   ------------
CONGLOMERATES -- 0.0%
    Hutchison Whampoa Ltd. -- (HKD)....    7,000         63,381
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Anglian Water PLC -- (GBP).........    7,500         82,933
    Granada Group PLC -- (GBP).........   14,701        272,747
    Vivendi -- (FRF)...................    5,121        414,832
                                                   ------------
                                                        770,512
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Murata Manufacturing Co.
      Ltd. -- (JPY)....................    1,000         64,774
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FINANCIAL-BANK & TRUST -- 0.3%
    Allied Irish Banks PLC -- (IEP)....    6,378   $     83,862
    Banca Popolare di Bergamo Credito
      Varesino SPA -- (ITL)............      200          4,393
    Banque Nationale de
      Paris -- (FRF)...................    3,056        254,646
    Commonwealth Bank of
      Australia -- (AUD)...............      151          2,404
    Development Bank of Singapore
      Ltd. -- (SGD)....................    6,000         73,305
    Julius Baer Holdings AG Cl-
      B -- (CHF).......................       56        159,579
    Keppel Tatlee Bank Ltd. -- (SGD)...   41,000         91,032
    Overseas Union Bank
      Ltd. -- (SGD)....................   12,100         58,280
    Svenska Handlesbanken Cl-
      A -- (SEK).......................    7,330         87,942
    UBS AG -- (CHF)....................    1,063        317,275
                                                   ------------
                                                      1,132,718
                                                   ------------
FINANCIAL SERVICES -- 0.0%
    Bank of Ireland PLC -- (IEP).......    5,221         87,763
                                                   ------------
FOOD -- 0.1%
    Diageo PLC -- (GBP)................      229          2,391
    Groupe Danone -- (FRF).............      466        120,143
    Koninklijke Ahold NV -- (NLG)......    2,127         73,263
    Tesco PLC -- (GBP).................   27,600         71,023
                                                   ------------
                                                        266,820
                                                   ------------
INSURANCE -- 0.1%
    AXA SA -- (FRF)....................    1,552        189,342
    Muenchener Rueckversicherung
      Rights -- (DEM)*.................      213         39,758
    Muenchener Rueckversicherung-
      Gesellschaft AG -- (DEM).........      113         21,291
                                                   ------------
                                                        250,391
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Mannesmann AG -- (DEM).............    3,778        564,939
                                                   ------------
OFFICE EQUIPMENT -- 0.0%
    Ricoh Co. Ltd. -- (JPY)............    2,000         27,529
                                                   ------------
OIL & GAS -- 0.1%
    Burmah Castrol PLC -- (GBP)........    5,955        113,017
    Hong Kong & China Gas Co.
      Ltd. -- (HKD)....................    3,400          4,930
    Societe Nationale Elf Aquitaine
      SA -- (FRF)......................    2,619        384,337
                                                   ------------
                                                        502,284
                                                   ------------
PHARMACEUTICALS -- 0.1%
    Pharmacia & Upjohn,
      Inc. -- (SEK)....................    3,529        195,093
    SmithKline Beecham PLC -- (GBP)....    8,174        106,234
                                                   ------------
                                                        301,327
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Dai Nippon Printing Co.
      Ltd. -- (JPY)....................    3,000         47,961
                                                   ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
REAL ESTATE -- 0.0%
    Cheung Kong Holdings Ltd. --
      (HKD)............................    7,000   $     62,253
                                                   ------------
SEMICONDUCTORS -- 0.0%
    Advantest Corp. -- (JPY)...........    1,900        208,781
                                                   ------------
TELECOMMUNICATIONS -- 0.9%
    BCE, Inc. -- (CAD).................    8,667        420,160
    British Telecommunications
      PLC -- (GBP).....................   21,004        351,943
    China Telecom Ltd. -- (HKD)*.......  106,000        294,421
    France Telecom SA -- (FRF).........    1,360        102,735
    Hellenic Telecommunication
      Organization SA -- (GRD).........    4,371         93,691
    Libertel NV -- (NLG)*..............   68,750      1,347,094
    Nippon Telegraph & Telephone
      Corp. -- (JPY)...................      430        504,477
    Nokia AB Oyj -- (FIM)..............    4,390        384,818
    NTT Mobile Communication Network,
      Inc. -- (JPY)....................       50         67,748
    Orange PLC -- (GBP)*...............   11,200        164,187
    Telefonica SA  -- (ESP)............    8,647        416,434
                                                   ------------
                                                      4,147,708
                                                   ------------
TRANSPORTATION -- 0.0%
    Peninsular & Oriental Steam
      Navigation Co. -- (GBP)..........    6,609         99,229
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $7,863,618)....................               9,656,763
                                                   ------------
                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 24.1%
ADVERTISING -- 0.0%
    Outdoor Systems, Inc.
      8.875%, 06/15/07.................  $    75         78,187
                                                   ------------
AEROSPACE -- 0.2%
    Boeing Co.
      6.625%, 02/15/38.................      580        519,825
    Lockheed Martin Corp.
      7.25%, 05/15/06..................      455        456,706
                                                   ------------
                                                        976,531
                                                   ------------
AIRLINES -- 0.5%
    Calair LLC Capital Corp.
      8.125%, 04/01/08.................       90         85,612
    Continental Airlines Series 981C
      6.541%, 09/15/09.................      858        834,181
    Delta Air Lines, Inc.
      10.375%, 12/15/22................      750        946,875
                                                   ------------
                                                      1,866,668
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Chrysler Corp.
      7.45%, 02/01/49..................      200        199,250
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
AUTOMOTIVE PARTS -- 0.2%
    Delphi Auto Systems Corp.
      6.125%, 05/01/04.................  $   490   $    479,587
    Ford Motor Co.
      6.625%, 10/01/28.................      480        433,200
    Safety Components International,
      Inc. Cl-B
      10.125%, 07/15/07................       10          9,000
                                                   ------------
                                                        921,787
                                                   ------------
BEVERAGES -- 0.1%
    Pepsi Bottling Group, Inc.
      7.00%, 03/01/29..................      375        352,969
    Triarc Consumer Beverage
      10.25%, 02/15/09.................       20         19,800
                                                   ------------
                                                        372,769
                                                   ------------
BROADCASTING -- 0.3%
    Acme Television Co. Cl-B [STEP]
      10.875%, 09/30/04................       15         12,337
    Central European Media Enterprises
      Ltd.
      9.375%, 08/15/04.................       10          8,600
    News America Holdings, Inc.
      7.70%, 10/30/25..................      695        679,362
    TCI Communications, Inc.
      7.125%, 02/15/28.................      630        613,462
                                                   ------------
                                                      1,313,761
                                                   ------------
BUILDING MATERIALS -- 0.1%
    Building Materials Corp.
      8.625%, 12/15/06.................       10          9,987
      8.00%, 12/01/08..................       20         18,750
    Lowe's Companies, Inc. 144A
      6.50%, 03/15/29..................      510        457,725
                                                   ------------
                                                        486,462
                                                   ------------
BUSINESS SERVICES -- 0.0%
    Affinity Group Holding, Inc.
      11.00%, 04/01/07.................       65         65,244
    Iron Mountain, Inc.
      8.75%, 09/30/09..................       55         54,450
                                                   ------------
                                                        119,694
                                                   ------------
CHEMICALS -- 0.1%
    Nova Chemicals Corp.
      7.40%, 04/01/09..................      430        420,862
                                                   ------------
CLOTHING & APPAREL -- 0.1%
    AnnTaylor Stores Corp. [CVT] 144A
      0.55%, 06/18/19..................      700        441,875
    Fruit of the Loom, Inc. 144A
      8.875%, 04/15/06.................       40         36,800
                                                   ------------
                                                        478,675
                                                   ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Diva Systems Corp. Cl-B [STEP]
      13.462%, 03/01/08................  $    70   $     23,712
    IBM Corp.
      5.10%, 11/10/03..................      635        604,837
    L-3 Communications Corp. Cl-B
      8.00%, 08/01/08..................       10         10,012
                                                   ------------
                                                        638,561
                                                   ------------
CONGLOMERATES -- 0.3%
    Philip Morris Co., Inc.
      7.50%, 01/15/02..................      425        433,500
      7.50%, 04/01/04..................      710        730,412
                                                   ------------
                                                      1,163,912
                                                   ------------
CONSTRUCTION -- 0.0%
    American Architectural Co.
      11.75%, 12/01/07.................       10          7,600
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Albecca, Inc.
      10.75%, 08/15/08.................       20         16,800
    Consumers International Corp.
      10.25%, 04/01/05.................       10         10,200
    Hedstrom Holdings, Inc. [STEP]
      11.613%, 06/01/09................        5          2,162
    Home Interiors & Gifts, Inc.
      10.125%, 06/01/08................       10         10,000
    Procter & Gamble Co.
      8.00%, 09/01/24..................    1,000      1,128,383
    Protection One Alarm, Inc. [STEP]
      13.625%, 06/30/05................       10         11,300
                                                   ------------
                                                      1,178,845
                                                   ------------
CONTAINERS & PACKAGING -- 0.0%
    AEP Industries, Inc.
      9.875%, 11/15/07.................       25         25,062
    Owens-Illinois, Inc.
      7.15%, 05/15/05..................       40         38,200
      8.10%, 05/15/07..................       20         19,950
      7.35%, 05/15/08..................       10          9,513
                                                   ------------
                                                         92,725
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    CSC Holdings, Inc.
      7.875%, 02/15/18.................    3,010      2,949,800
    HCC Industries, Inc.
      10.75%, 05/15/07.................       15         14,250
    Pioneer Americas Acquistics Corp.
      9.25%, 06/15/07..................       10          8,600
                                                   ------------
                                                      2,972,650
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Cinemark USA, Inc.
      9.625%, 08/01/08.................       15         14,925
    Circus Circus Enterprises
      6.45%, 02/01/06..................       10          9,175
    Colorado Gaming & Entertainment
      Corp.
      12.00%, 06/01/03.................      159        160,684

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Disney, (Walt) Co.
      5.62%, 12/01/08..................  $   455   $    423,150
    Premier Parks, Inc. Cl-A
      12.00%, 08/15/03.................       40         42,400
    SFX Entertainment, Inc.
      9.125%, 02/01/08.................       10          9,750
      9.125%, 12/01/08.................       20         19,600
    Silver Cinemas International, Inc.
      10.50%, 04/15/05.................       20          8,975
    Six Flags Theme Parks Corp. Cl-A
      [STEP]
      12.25%, 06/15/05.................       90        101,025
    Time Warner Co. Entertainment
      8.875%, 10/01/12.................      425        481,844
    United Artist Theatre Cl-B
      9.75%, 04/15/08..................       20         15,000
                                                   ------------
                                                      1,286,528
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.2%
    WMX Technologies, Inc.
      7.10%, 08/01/26..................      925        942,344
                                                   ------------
EQUIPMENT SERVICES -- 0.0%
    Jackson Products, Inc. Cl-B
      9.50%, 04/15/05..................       10          9,888
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.1%
    Bank One Corp.
      6.375%, 01/30/09.................    4,000      3,835,000
    BankAmerica Corp.
      7.125%, 03/01/09.................    4,000      4,030,000
    Banponce Corp.
      7.125%, 05/02/02.................      410        415,125
    Dime Capital, Inc. Cl-A
      9.33%, 05/06/27..................       10         10,263
    First Union Corp.
      7.50%, 04/15/35..................    3,000      3,142,500
    Greenpoint Capital Corp.
      9.10%, 06/01/27..................       10         10,263
    Household Finance Corp.
      6.50%, 11/15/08..................      235        224,719
    HSBC Holding PLC
      7.50%, 07/15/09..................    1,410      1,421,751
    Mercantile Bancorp
      7.30%, 06/15/07..................    3,000      3,056,250
    Merita Bank Ltd.
      6.50%, 01/15/06..................      500        482,500
    North Fork Bancorp
      8.70%, 12/15/26..................        5          5,406
    Provident Capital, Inc.
      8.60%, 12/01/26..................       20         21,125
    Providian National Bank
      6.75%, 03/15/02..................      495        492,525
    Riggs Capital Corp.
      8.625%, 12/31/26.................       15         14,400
    Sovereign Capital, Inc.
      9.00%, 04/01/27..................       15         16,088

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    St. Paul Bancorp, Inc.
      7.125%, 02/15/04.................  $   350   $    349,563
                                                   ------------
                                                     17,527,478
                                                   ------------
FINANCIAL SERVICES -- 2.7%
    AFC Capital Trust I Cl-B
      8.207%, 02/03/27.................      500        511,875
    Ahold Finance USA, Inc.
      6.875%, 05/01/29.................      515        478,306
    CIA Latino Americana 144A
      11.625%, 06/01/04................       10          5,950
    CIT Group, Inc.
      5.50%, 10/15/01..................      480        472,200
    Citigroup, Inc.
      6.20%, 03/15/09..................      505        475,963
    Colonial Capital II Co. Cl-A
      8.92%, 01/15/27..................       15         14,175
    Countrywide Home Loan Co.
      6.25%, 04/15/09..................    1,070        996,438
    Firstar Bank Milwaukee Corp.
      6.25%, 12/01/02..................      190        189,050
    Ford Motor Credit Co.
      7.00%, 09/25/01..................      600        609,000
    FRD Acquisition Cl-B
      12.50%, 07/15/04.................       10          9,200
    General Motors Acceptance Corp.
      6.15%, 04/05/07..................    2,000      1,910,000
    Heller Financial, Inc.
      6.00%, 03/19/04..................    1,040      1,014,000
    Lehman Brothers Holdings, Inc.
      6.50%, 10/01/02..................      550        541,063
    Merrill Lynch & Co., Inc. Cl-B
      6.13%, 04/07/03..................    1,850      1,829,188
    Nationwide Credit, Inc.
      10.25%, 01/15/08.................       10          7,100
    Netia Holdings Co. Cl-B
      10.25%, 11/01/07.................       10          9,925
    Ocwen Capital Corp.
      10.875%, 08/01/27................       10          7,850
    Paine Webber Group, Inc.
      6.55%, 04/15/08..................      790        745,563
    PX Escrow Corp. [STEP]
      9.625%, 02/01/06.................       10          6,263
    Salomon, Inc.
      7.30%, 05/15/02..................      465        476,053
    Tanger Properties L.P. Co.
      8.75%, 03/11/01..................       40         40,750
    The Money Store, Inc.
      8.05%, 04/15/02..................      235        243,225
    TIG Holdings, Inc.
      8.125%, 04/15/05.................      450        455,625
    Toyota Motor Credit Corp.
      5.625%, 11/13/03.................      360        348,750
    Webster Capital Corp. 144A
      9.36%, 01/29/27..................       10         10,063
                                                   ------------
                                                     11,407,575
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
HEALTHCARE SERVICES -- 0.0%
    Healthsouth Corp. [CVT]
      3.25%, 04/01/03..................  $    10   $      8,425
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08.................       20         17,925
    Magellan Health Services, Inc.
      9.00%, 02/15/08..................       20         17,100
    Multicare Co.
      9.00%, 08/01/07..................       50         34,000
                                                   ------------
                                                         77,450
                                                   ------------
HOTELS & MOTELS -- 0.0%
    Epic Resorts LLC Capital Co.
      13.00%, 06/15/05.................       10          9,275
    Prime Hospitality Corp.
      9.75%, 04/01/07..................       35         34,563
                                                   ------------
                                                         43,838
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Paragon Corp. Holdings, Inc. Cl-B
      9.625%, 04/01/08.................       10          5,950
    Transtel Co. 144A
      12.50%, 11/01/07.................       15          8,363
                                                   ------------
                                                         14,313
                                                   ------------
INSURANCE -- 1.1%
    Provident Companies, Inc.
      7.405%, 03/15/38.................      660        625,350
    Torchmark Corp.
      7.875%, 05/15/23.................    4,000      3,965,000
                                                   ------------
                                                      4,590,350
                                                   ------------
MACHINERY & EQUIPMENT -- 0.2%
    Hertz Corp.
      7.00%, 01/15/28..................      615        580,406
    Morris Materials Handling, Inc.
      9.50%, 04/01/08..................       20          7,800
                                                   ------------
                                                        588,206
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07.................       10          9,225
    MEDIQ, Inc. [STEP]
      13.00%, 06/01/09.................       10          4,450
                                                   ------------
                                                         13,675
                                                   ------------
METALS & MINING -- 0.0%
    Anker Coal Group, Inc. Cl-B
      9.75%, 10/01/07..................       10          4,888
    National Steel Corp. Cl-D
      9.875%, 03/01/09.................       30         30,525
                                                   ------------
                                                         35,413
                                                   ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
OFFICE EQUIPMENT -- 0.2%
    Xerox Corp.
      5.50%, 11/15/03..................  $   770   $    745,938
                                                   ------------
OIL & GAS -- 1.0%
    Coastal Corp.
      6.95%, 06/01/28..................      520        494,000
    Conoco, Inc.
      5.90%, 04/15/04..................      425        415,969
    Gulf Canada Resources, Inc.
      8.375%, 11/15/05.................       10          9,950
    Petroleum Geo-Services ASA
      7.50%, 03/31/07..................      205        205,256
    Pogo Producing Co. Cl-B
      8.75%, 05/15/07..................        5          4,775
    Statoil 144A
      6.50%, 12/01/28..................      325        294,125
    Trans-Canada Pipelines Ltd.
      6.49%, 01/29/09..................    3,000      2,880,000
    Transtexas Gas Corp. Cl-D
      13.75%, 12/31/01.................       75          7,500
    Vintage Petroleum 144A
      9.75%, 06/30/09..................       30         30,750
                                                   ------------
                                                      4,342,325
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.0%
    Republic Group, Inc.
      9.50%, 07/15/08..................       10         10,000
                                                   ------------
PHARMACEUTICALS -- 0.0%
    ICN Pharmaceuticals, Inc. Cl-B
      9.25%, 08/15/05..................       15         15,075
                                                   ------------
RAILROADS -- 0.8%
    Burlington North Railroad Co.
      6.125%, 03/15/09.................      590        556,813
    CSX Corp.
      7.95%, 05/01/27..................      260        269,100
      6.80%, 12/01/28..................    2,800      2,527,000
                                                   ------------
                                                      3,352,913
                                                   ------------
REAL ESTATE -- 0.1%
    Cathay International Ltd. 144A
      13.00%, 04/15/08.................       30         12,150
    EOP Operating L.P.
      6.763%, 06/15/07.................      530        503,829
                                                   ------------
                                                        515,979
                                                   ------------
RETAIL & MERCHANDISING -- 0.6%
    Amazon.com, Inc.
      4.75%, 02/01/09..................    1,400      1,391,250
    Federated Department Stores, Inc.
      8.50%, 06/15/03..................      435        461,644
      6.30%, 04/01/09..................      285        269,325
    Sears Roebuck Acceptance Corp.
      6.50%, 12/01/28..................      375        330,938
    Tyco International Group SA
      6.25%, 12/15/99..................      235        230,594
                                                   ------------
                                                      2,683,751
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
SEMICONDUCTORS -- 0.0%
    Derlan Manufacturing Ltd.
      10.00%, 01/15/07.................  $    25   $     24,000
                                                   ------------
TELECOMMUNICATIONS -- 5.4%
    Adelphia Communications Corp. Cl-B
      10.25%, 07/15/00.................       10         10,538
    Airtouch Communications
      6.65%, 05/01/08..................      405        396,394
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01..................      540        535,950
    Bestel SA [STEP]
      12.75%, 05/15/05.................       20         13,350
    Cable & Wireless Communications PLC
      6.75%, 12/01/08..................    3,000      2,898,750
    Centel Capital Corp.
      9.00%, 10/15/19..................    3,000      3,431,250
    Comcast Cable Communications
      8.50%, 05/01/27..................    2,000      2,217,500
    CSC Holdings, Inc.
      7.875%, 12/15/07.................       25         25,219
      7.25%, 07/15/08..................       20         19,375
    Focal Communications Corp. Cl-B
      [STEP]
      11.258%, 02/15/08................       40         21,600
    International CableTel, Inc. Cl-B
      [STEP]
      11.56%, 02/01/06.................       65         55,250
    Kitty Hawk, Inc.
      9.95%, 11/15/04..................       10         10,000
    L-3 Communications Corp. Cl-B
      10.375%, 05/01/07................       20         21,200
    MCI Worldcom, Inc.
      6.95%, 08/15/28..................      435        412,163
    MetroNet Communications Corp.
      12.00%, 08/15/07.................       25         28,813
      12.00%, 11/01/07 [STEP]..........       10          8,038
      10.625%, 11/01/08 144A...........       40         45,000
    Motorola, Inc.
      6.50%, 11/15/28..................      840        749,700
    News America Holdings
      8.45%, 08/01/34..................    2,000      2,107,500
    Northeast Optic Network, Inc.
      12.75%, 08/15/08.................       30         31,050
    Orbital Imaging Corp. Cl-B
      11.625%, 03/01/05................       20         18,275
    Pegasus Communications Corp. Cl-B
      9.75%, 12/01/06..................       10         10,288
    Rhythms Netconnections, Inc. Cl-B
      [STEP]
      9.194%, 05/15/08.................       30         15,600
    RSL Communications Co. PLC
      9.125%, 03/01/08.................       10          9,300
    SBC Communications, Inc.
      7.375%, 07/15/43.................    3,000      2,955,000
    Sprint Capital Corp.
      6.125%, 11/15/08.................      245        229,075
      6.90%, 05/01/19..................      475        444,125

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Sprint Spectrum L.P.
      9.639%, 08/15/06 [STEP]..........  $    20   $     18,125
      11.00%, 08/15/06.................       10         11,275
    Startec Global Communications Corp.
      12.00%, 05/15/08.................       20         18,000
    TCI Communications, Inc.
      8.65%, 09/15/04..................      560        606,900
    Telecommunications Techniques Co.
      9.75%, 05/15/08..................       10         10,050
    Telefonos de Mexico SA
      4.25%, 06/15/04..................      750        771,563
    Telehub Communication Corp. [STEP]
      13.882%, 07/31/05................       10          7,200
    Telewest Communications PLC [STEP]
      144A
      9.25%, 04/15/09..................       20         13,350
    Time Warner, Inc.
      9.15%, 02/01/23..................    3,000      3,510,000
    United News & Media Notes PLC
      7.75%, 07/01/09..................      750        759,503
    WorldCom, Inc.
      6.125%, 08/15/01.................      530        527,350
                                                   ------------
                                                     22,973,619
                                                   ------------
TRANSPORTATION -- 0.0%
    MC Shipping, Inc.
      11.25%, 03/01/08.................       10          7,000
    Navistar International Corp. Cl-B
      7.00%, 02/01/03..................       50         50,500
      8.00%, 02/01/08..................       50         51,875
                                                   ------------
                                                        109,375
                                                   ------------
UTILITIES -- 4.4%
    Arizona Public Service Co.
      6.75%, 11/15/06..................      415        409,813
    Baltimore Gas & Electric Co.
      6.90%, 02/01/05..................      705        712,050
    Calenergy Co., Inc.
      8.48%, 09/15/28..................    3,000      3,217,500
    Calpine Corp.
      7.75%, 04/15/09..................       30         28,725
    Cinergy Corp.
      6.125%, 04/15/04.................      355        346,125
    Cleveland Electric Illuminating Co.
      6.86%, 10/01/08..................       30         29,325
    Cleveland Electric Illuminating Co.
      Cl-B
      9.50%, 05/15/05..................       25         26,406
    CMS Energy Corp.
      8.125%, 05/15/02.................    4,000      4,055,000
    CMS Energy Corp. Cl-B
      6.75%, 01/15/04..................       40         38,150
    CMS Panhandle Holding Co. 144A
      6.125%, 03/15/04.................    3,000      2,898,750
    Columbia Gas Systems, Inc.
      6.61%, 11/28/02..................      480        478,200
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11..................       10         11,463

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    KN Energy, Inc.
      6.45%, 03/01/03..................  $   125   $    120,938
    Nevada Power Co. 144A
      6.20%, 04/15/04..................      400        390,500
    Niagara Mohawk Power Corp.
      9.95%, 06/01/00..................       50         51,334
      7.375%, 07/01/03 [144A]..........       10         10,050
    Niagara Mohawk Power Corp. Cl-G
      7.75%, 10/01/08..................    4,000      4,125,000
    Northeast Utilities System
      8.38%, 03/01/05..................       23         22,667
      8.58%, 12/01/06..................        8          8,191
    NRG Energy, Inc.
      7.50%, 06/01/09..................      900        891,000
    Ram Energy, Inc.
      11.50%, 02/15/08.................       10          5,200
    Southern California Edison Co.
      5.875%, 01/15/01.................    1,000        997,500
    York Power Funding Co. 144A
      12.00%, 10/30/07.................       30         30,600
                                                   ------------
                                                     18,904,487
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $104,729,759)..................             103,503,459
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.9%
    Federal Home Loan Mortgage Corp.
      4.60%, 07/01/99..................   37,334     37,334,000
      7.50%, 04/01/28..................      214        216,917
      9.50%, 05/01/05..................      207        217,726
                                                   ------------
                                                     37,768,643
                                                   ------------
    Federal National Mortgage Assoc.
      5.75%, 04/15/03..................    1,775      1,758,202
      6.00%, 05/15/08..................    1,705      1,659,219
      7.00%, 08/01/07-08/01/13.........      486        488,274
      8.00%, 07/01/24-08/01/26.........      915        938,867
      8.50%, 10/15/08..................      606        634,682
                                                   ------------
                                                      5,479,244
                                                   ------------
    Government National Mortgage Assoc.
      6.50%, 04/15/28-01/15/29.........    1,514      1,457,767
      7.00%, 05/15/23-09/15/28.........    1,860      1,836,269
      8.00%, 11/15/27..................      125        128,839
      10.00%, 06/15/13.................      308        335,721
                                                   ------------
                                                      3,758,596
                                                   ------------
    (Cost $47,220,378).................              47,006,483
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 12.8%
    U.S. Treasury Bonds
      6.375%, 08/15/27#................    3,240      3,319,103
      6.125%, 11/15/27#................    1,645      1,632,818
      5.25%, 11/15/28#.................      995        881,247
      5.25%, 02/15/29..................      595        534,244
                                                   ------------
                                                      6,367,412
                                                   ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    U.S. Treasury Notes
      4.50%, 09/30/00#.................  $ 3,000   $  2,968,658
      4.625%, 11/30/00#................    2,445      2,419,405
      4.625%, 12/31/00#................    5,280      5,220,396
      5.00%, 02/28/01#.................    1,085      1,077,414
      4.875%, 03/31/01#................    2,790      2,762,442
      5.25%, 08/15/03#.................    4,700      4,609,411
      4.75%, 02/15/04#.................      905        867,669
      5.25%, 05/15/04..................   10,000      9,839,333
      6.875%, 05/15/06.................    7,000      7,372,323
      5.625%, 05/15/08#................    1,550      1,518,670
      5.50%, 05/15/09..................   10,000      9,790,839
                                                   ------------
                                                     48,446,560
                                                   ------------
    (Cost $55,954,528).................              54,813,972
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
    Federal National Mortgage Assoc.
      REMIC Series 1997-61 Cl-ZC
      7.00%, 02/25/23..................      352        332,387
    Independent National Mortgage Corp.
      Series 1994-V Cl-A1
      7.671%, 12/25/24.................      133        134,461
    Morgan Stanley Capital I Series
      1996-WF1 Cl-A2
      7.227%, 01/16/06.................      655        675,816
                                                   ------------
    (Cost $1,146,563)..................               1,142,664
                                                   ------------
SOVEREIGN ISSUES -- 0.6%
CANADA
    Province of Ontario
      5.50%, 10/01/08..................      340        312,800
    Quebec Province
      7.00%, 01/30/07..................      405        409,050
      5.735%, 03/02/26.................    2,000      1,983,758
                                                   ------------
    (Cost $2,773,084)..................               2,705,608
                                                   ------------
                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)           VALUE
                                        --------           ----
FOREIGN BONDS -- 1.2%
AUSTRALIA -- 0.2%
    New South Wales Treasury Corp.
      7.00%, 04/01/04..................    1,240   $    851,629
                                                   ------------
GERMANY -- 0.8%
    Federal Republic of Germany
      7.25%, 10/21/02..................    1,500      1,715,205
    Treuhandanstalt German Government
      6.00%, 11/12/03..................    1,500      1,675,914
                                                   ------------
                                                      3,391,119
                                                   ------------
NEW ZEALAND -- 0.2%
    New Zealand Government
      10.00%, 03/15/02.................      850        499,182
      8.00%, 04/15/04..................      850        484,502
                                                   ------------
                                                        983,684
                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $5,238,899)....................               5,226,432
                                                   ------------
TOTAL INVESTMENTS -- 89.6%
  (Cost $363,826,893)..................             384,911,711
OTHER ASSETS LESS
  LIABILITIES -- 10.4%.................              44,735,836
                                                   ------------
NET ASSETS -- 100.0%...................            $429,647,547
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS      UNREALIZED
  MONTH      TYPE        TO RECEIVE      FOR        AT VALUE     DEPRECIATION
------------------------------------------------------------------------------
07/99        Buy    EUR   148,540     $ 153,368    $ 153,185       $    183
                                      ==========   ==========      ========

# Securities with an aggregate market value of $22,308,140 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                            EXPIRATION    NUMBER OF      UNREALIZED
       DESCRIPTION            MONTH       CONTRACTS     DEPRECIATION
---------------------------------------------------------------------
S&P 500...................    09/99           75         $  954,375
                                                         ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 93.9%
ADVERTISING -- 0.4%
    Lamar Advertising Co.
      9.625%, 12/01/06..................  $1,700  $  1,742,500
    Outdoor Systems, Inc.
      8.875%, 06/15/07..................   1,000     1,048,750
                                                  ------------
                                                     2,791,250
                                                  ------------
AEROSPACE -- 0.4%
    Anteon Corp. 144A
      12.00%, 05/15/09..................   1,900     1,881,000
    Condor Systems, Inc. 144A
      11.875%, 05/01/09.................     600       585,000
                                                  ------------
                                                     2,466,000
                                                  ------------
AUTOMOTIVE PARTS -- 2.5%
    Accuride Corp. Cl-B
      9.25%, 02/01/08...................   2,250     2,216,250
    Aftermarket Technology, Inc.
      12.00%, 08/01/04..................   1,938     2,025,210
    Aftermarket Technology, Inc. Cl-D
      12.00%, 08/01/04..................     350       365,750
    American Axle & Manufacturing, Inc.
      9.75%, 03/01/09...................   2,000     2,015,000
    HDA Parts System, Inc. 144A
      12.00%, 08/01/05..................   1,450     1,471,750
    J.L. French Automotive Casting, Inc.
      144A
      11.50%, 06/01/09..................   2,000     2,050,000
    Lear Corp.
      9.50%, 07/15/06...................   2,500     2,581,250
      8.11%, 05/15/09 144A..............   1,000       971,950
    Oxford Automotive, Inc.
      10.125%, 6/15/07..................   2,300     2,334,500
                                                  ------------
                                                    16,031,660
                                                  ------------
BEVERAGES -- 0.7%
    Canandaigua Brands, Inc.
      8.50%, 03/01/09...................     600       580,500
    National Wine & Spirits 144A
      10.125%, 01/15/09.................   1,450     1,497,125
    Triarc Consumer Beverage 144A
      10.25%, 02/15/09..................   2,500     2,475,000
                                                  ------------
                                                     4,552,625
                                                  ------------
BROADCASTING -- 6.5%
    Acme Television Co. Cl-B [STEP]
      10.993%, 09/30/04.................   3,100     2,588,500
    Australis Media Ltd. [STEP] 144A
      45.45%, 05/15/03..................      11           107
    Australis Media Ltd. Units [STEP]
      16.00%, 05/15/03..................     625         6,250
    Big City Radio, Inc. [STEP]
      12.937%, 03/15/05.................   2,950     2,101,875
    Capstar Broadcasting Corp.
      9.25%, 07/01/07...................   1,400     1,470,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Chancellor Media Corp.
      9.375%, 10/01/04..................  $1,150  $  1,175,875
      9.00%, 10/01/08...................   2,200     2,244,000
      8.00%, 11/01/08...................   2,000     1,960,000
    Chancellor Media Corp. L.A. Cl-B
      10.50%, 01/15/07..................   1,700     1,861,500
      8.75%, 06/15/07...................   1,750     1,750,000
      8.125%, 12/15/07..................   5,750     5,577,500
    Cumulus Media, Inc.
      10.375%, 07/01/08.................   1,850     1,970,250
    Fox/Liberty Networks LLC
      8.875%, 08/15/07..................   1,775     1,846,000
      9.208%, 08/15/07 [STEP]...........   5,550     4,356,750
    SFX Broadcasting, Inc. Cl-B
      10.75%, 05/15/06..................     773       823,245
    Sinclair Broadcasting Group, Inc.
      10.00%, 09/30/05..................   2,500     2,562,500
      9.00%, 07/15/07...................   2,450     2,419,375
      8.75%, 12/15/07...................   3,650     3,567,875
    UIH Australia Pacific, Inc. Cl-B
      [STEP]
      12.854%, 05/15/06.................   3,100     2,201,000
    Young Broadcasting, Inc.
      10.125%, 02/15/05.................   1,175     1,216,125
    Young Broadcasting, Inc. Cl-B
      9.00%, 01/15/06...................     500       490,000
                                                  ------------
                                                    42,188,727
                                                  ------------
BUILDING MATERIALS -- 0.7%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07.................   1,625     1,535,625
    Falcon Building Products, Inc. Cl-B
      9.50%, 06/15/07 [STEP]............   2,500     1,700,000
      9.50%, 06/15/07...................     350       334,250
    Juno Lighting, Inc. 144A
      11.875%, 07/01/09.................     925       941,187
                                                  ------------
                                                     4,511,062
                                                  ------------
BUSINESS SERVICES -- 1.3%
    Dialog Corp. PLC Cl-A
      11.00%, 11/15/07..................   3,250     2,957,500
    Sitel Corp.
      9.25%, 03/15/06...................   2,800     2,394,000
    U.S. Office Products Co.
      9.75%, 06/15/08...................   4,475     2,841,625
                                                  ------------
                                                     8,193,125
                                                  ------------
CABLE TELEVISION -- 9.0%
    CSC Holdings, Inc.
      9.25%, 11/01/05...................   4,525     4,683,375
      7.875%, 12/15/07..................   1,700     1,712,784
      9.875%, 02/15/13..................     500       540,000
    Comcast U.K. Cable Corp. [STEP]
      10.997%, 11/15/07.................   2,900     2,610,000
    Diamond Cable Communications PLC
      [STEP]
      10.751%, 12/15/05.................   4,000     3,620,000

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Diamond Holdings Co. PLC
      9.125%, 02/01/08..................  $1,875  $  1,912,500
    Echostar DBS Corp. 144A
      9.375%, 02/01/09..................   7,925     8,063,687
    International CableTel, Inc. Cl-A
      [STEP]
      10.153%, 04/15/05.................   1,050     1,015,875
    International CableTel, Inc. Cl-B
      [STEP]
      10.408%, 02/01/06.................   5,100     4,475,250
    Lenfest Communications, Inc.
      8.25%, 02/15/08...................   2,275     2,348,937
    NTL, Inc. Cl-B [STEP]
      9.118%, 04/01/08..................   7,825     5,399,250
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05..................   2,125     2,114,375
      9.75%, 12/01/06...................   1,500     1,477,500
    Rogers Cablesystems of America, Inc.
      10.00%, 12/01/07..................   1,350     1,464,750
      11.00%, 12/01/15..................     750       866,250
    Rogers Cablesystems of America, Inc.
      Cl-B
      10.00%, 03/15/05..................   3,050     3,309,250
    Rogers Communications, Inc.
      8.875%, 07/15/07..................     350       354,375
    Telewest Communications PLC [STEP]
      10.093%, 10/01/07.................   7,625     6,843,437
      9.25%, 04/15/09 144A..............   3,450     2,294,250
    United International Holdings, Inc.
      Cl-B [STEP]
      10.75%, 02/15/08..................   4,300     2,881,000
                                                  ------------
                                                    57,986,845
                                                  ------------
CAPITAL GOODS -- 0.5%
    Buckeye Cellulos Corp.
      8.50%, 12/15/05...................   1,500     1,485,000
      9.25%, 09/15/08...................   1,750     1,814,015
                                                  ------------
                                                     3,299,015
                                                  ------------
CHEMICALS -- 3.5%
    Foamex Capital Corp.
      13.50%, 08/15/05..................     500       452,500
    Huntsman Corp. 144A
      9.50%, 07/01/07...................   3,150     3,008,250
    Huntsman ICI Chemicals 144A
      10.125%, 07/01/09.................   2,200     2,230,250
    ISP Holdings, Inc. Cl-B
      9.75%, 02/15/02...................   1,000     1,012,500
      9.00%, 10/15/03...................   2,225     2,219,437
    Lyondell Chemical Co. 144A
      10.875%, 05/01/09.................   3,500     3,622,500
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07...................   4,725     4,547,812
      8.75%, 03/01/08...................   2,450     2,333,625
    Sterling Chemicals Holdings, Inc.
      [STEP]
      11.149%, 08/15/08.................   2,350       693,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Sterling Chemicals, Inc.
      11.75%, 08/15/06..................  $1,675  $  1,298,125
    Texas Petrochemical Corp.
      11.125%, 07/01/06.................   1,525     1,364,875
                                                  ------------
                                                    22,783,124
                                                  ------------
CLOTHING & APPAREL -- 1.0%
    Boyds Collection Ltd. 144A
      9.00%, 05/15/08...................     717       709,830
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07...................   1,725       715,875
    GFSI, Inc. Cl-B
      9.625%, 03/01/07..................   1,400     1,183,000
    Pillowtex Corp.
      10.00%, 11/15/06..................   1,950     1,852,500
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07...................   1,825     1,838,687
                                                  ------------
                                                     6,299,892
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Alvey Systems, Inc.
      11.375%, 01/31/03.................   1,217     1,235,255
    Diva Systems Corp. Cl-B [STEP]
      11.594%, 03/01/08.................   1,625       479,375
    Verio, Inc.
      11.25%, 12/01/08..................   1,325     1,394,562
                                                  ------------
                                                     3,109,192
                                                  ------------
CONGLOMERATES -- 0.4%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08..................   2,950     2,817,250
                                                  ------------
CONSTRUCTION -- 1.2%
    American Architectural Co.
      11.75%, 12/01/07..................     775       585,125
    Building Materials Corp. Cl-B
      8.00%, 10/15/07...................   2,250     2,109,375
    Formica Corp. 144A
      10.875%, 03/01/09.................   2,000     1,940,000
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07..................   3,100     3,193,000
                                                  ------------
                                                     7,827,500
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 5.2%
    Albecca, Inc.
      10.75%, 08/15/08..................   4,000     3,300,000
    American Safety Razor Co.
      9.875%, 08/01/05..................   1,250     1,268,750
    Amscan Holdings, Inc.
      9.875%, 12/15/07..................   1,800     1,494,000
    Cabot Safety Corp.
      12.50%, 07/15/05..................   1,500     1,612,500
    Chattem, Inc. Cl-B
      8.875%, 04/01/08..................   3,300     3,184,500
    Collins & Aikman Floor Coverings
      Corp.
      10.00%, 01/15/07..................   1,400     1,407,000
    Collins & Aikman Products Corp.
      11.50%, 04/15/06..................   2,900     2,943,500
    Diamond Brands Operating, Inc.
      [STEP]
      12.83%, 04/15/09..................   1,500       307,500

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Glenoit Corp.
      11.00%, 04/15/07..................  $2,000  $  1,770,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07..................   2,350     2,032,750
    Playtex Family Products Corp.
      9.00%, 12/15/03...................   2,600     2,652,000
    Revlon Consumer Products Corp.
      8.125%, 02/01/06..................   2,200     2,167,000
      8.625%, 02/01/08..................   6,500     6,175,000
    Scotts Co. 144A
      8.625%, 01/15/09..................   1,000       985,000
    Volume Services America 144A
      11.25%, 03/01/09..................   2,200     2,431,000
                                                  ------------
                                                    33,730,500
                                                  ------------
CONTAINERS & PACKAGING -- 1.7%
    Consolidated Container Co. LLC 144A
      10.125%, 07/15/09.................     650       662,187
    Container Corp. of America
      11.25%, 05/01/04..................     250       263,437
    Owens-Illinois, Inc.
      8.10%, 05/15/07...................   1,000       995,590
    Packaging Corp. of America, Inc.
      144A
      9.625%, 04/01/09..................   1,000     1,020,000
    Plastic Containers, Inc. Cl-B
      10.00%, 12/15/06..................     450       509,872
    Russell Stanley Holdings, Inc. 144A
      10.875%, 02/15/09.................   1,950     1,911,000
    Stone Container Corp.
      12.75%, 04/01/02..................     125       125,937
      11.50%, 10/01/04..................   1,200     1,266,000
      12.58%, 08/01/16 [VR].............   1,550     1,681,750
    Tekni-Plex, Inc. Cl-B
      9.25%, 03/01/08...................   2,750     2,681,250
                                                  ------------
                                                    11,117,023
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Amphenol Corp.
      9.875%, 05/15/07..................   2,400     2,460,000
    Cherokee International Corp. 144A
      10.50%, 05/01/09..................     675       675,000
    Electronic Retailing Systems, Inc.
      [STEP]
      13.25%, 02/01/04..................     875       249,375
    Viasystems, Inc. Cl-B
      9.75%, 06/01/07...................   1,625     1,430,000
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08..................   3,850     3,744,125
                                                  ------------
                                                     8,558,500
                                                  ------------
ENTERTAINMENT & LEISURE -- 3.4%
    AMF Group, Inc. [STEP]
      9.822%, 03/15/06..................   3,462     2,129,130
    Loews Cineplex Entertainment Corp.
      8.875%, 08/01/08..................   1,800     1,728,000
    Premier Parks, Inc.
      9.25%, 04/01/06...................     875       881,562
      9.75%, 06/15/07...................   2,600     2,639,000
      9.928%, 04/01/08 [STEP]...........   5,200     3,477,500

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Regal Cinemas, Inc.
      9.50%, 06/01/08...................  $6,075  $  5,740,875
    Six Flags Theme Parks Corp. Cl-A
      [STEP]
      11.23%, 06/15/05..................   3,625     4,060,000
    True Temper Sports, Inc. 144A
      10.875%, 12/01/08.................   1,575     1,346,625
                                                  ------------
                                                    22,002,692
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.3%
    Allied Waste North America, Inc.
      Cl-B
      7.625%, 01/01/06..................   8,375     7,851,562
      7.875%, 01/01/09..................     625       581,250
                                                  ------------
                                                     8,432,812
                                                  ------------
EQUIPMENT SERVICES -- 0.3%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05..................   1,981     2,179,100
                                                  ------------
FARMING & AGRICULTURE -- 0.4%
    Dimon, Inc.
      8.875%, 06/01/06..................   1,950     1,725,750
    Royster-Clark, Inc. 144A
      10.25%, 04/01/09..................     600       597,000
                                                  ------------
                                                     2,322,750
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.1%
    GS Escrow Corp.
      7.125%, 08/01/05..................   6,750     6,549,862
    RBF Finance Co. 144A
      11.375%, 03/15/09.................     850       888,250
                                                  ------------
                                                     7,438,112
                                                  ------------
FINANCIAL SERVICES -- 0.2%
    Unifrax Investment Corp.
      10.50%, 11/01/03..................   1,350     1,400,625
                                                  ------------
FOOD -- 2.7%
    Agrilink Foods, Inc.
      11.875%, 11/01/08.................   3,500     3,631,250
    Ameriserv Food Distributor, Inc.
      8.875%, 10/15/06..................   1,425     1,318,125
      10.125%, 07/15/07.................   4,950     4,232,250
    Dominos, Inc. Cl-B
      10.375%, 01/15/09.................   2,325     2,354,062
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08...................   2,200     1,969,000
    International Home Foods, Inc.
      10.375%, 11/01/06.................   2,225     2,358,500
    Jitney-Jungle Stores, Inc.
      10.375%, 09/15/07.................   2,725       967,375
    Nebco Evans Holding Co. [STEP]
      11.645%, 07/15/07.................   1,250       631,250
                                                  ------------
                                                    17,461,812
                                                  ------------
FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07..................     775       763,375
      10.875%, 12/15/07 [STEP]..........   1,000       655,000
                                                  ------------
                                                     1,418,375
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
HEALTHCARE SERVICES -- 3.0%
    Alliance Imaging, Inc.
      9.54%, 12/15/05 [VR]..............  $  500  $    455,000
      9.625%, 12/15/05..................   1,875     1,781,250
    Everest Healthcare Services, Inc.
      9.75%, 05/01/08...................   1,575     1,519,875
    Genesis Health Ventures, Inc.
      9.25%, 10/01/06...................   1,000       795,000
      9.875%, 01/15/09..................   1,450     1,167,250
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08..................     850       709,750
    Tenet Healthcare Corp.
      8.00%, 01/15/05...................   4,200     4,116,000
      8.625%, 01/15/07..................   3,500     3,447,500
      8.125%, 12/01/08..................   4,000     3,800,000
    Triad Hospitals Holdings, Inc. 144A
      11.00%, 05/15/09..................   1,350     1,380,375
                                                  ------------
                                                    19,172,000
                                                  ------------
HOTELS & MOTELS -- 0.7%
    Courtyard by Marriott
      10.75%, 02/01/08..................   1,100     1,127,500
    Florida Panthers Holdings, Inc. 144A
      9.875%, 04/15/09..................   3,575     3,414,125
                                                  ------------
                                                     4,541,625
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.3%
    Continental Global Group, Inc. Cl-B
      11.00%, 04/01/07..................   2,100     1,732,500
    Hexcel Corp. 144A
      9.75%, 01/15/09...................   2,500     2,462,500
    ISG Resources, Inc.
      10.00%, 04/15/08..................   1,800     1,854,000
    United Industries Corp. 144A
      9.875%, 04/01/09..................     700       635,250
    URS Corp. 144A
      12.25%, 05/01/09..................   1,925     1,953,875
                                                  ------------
                                                     8,638,125
                                                  ------------
MACHINERY & EQUIPMENT -- 3.0%
    Clark Materials Handling Corp. Cl-D
      10.75%, 11/15/06..................   2,625     2,296,875
    Columbus McKinnon Corp.
      8.50%, 04/01/08...................   1,550     1,511,250
    Fairchild Corp. 144A
      10.75%, 04/15/09..................   1,975     1,955,250
    Johnstown America Industries, Inc.
      Cl-C
      11.75%, 08/15/05..................     700       742,000
    National Equipment Services, Inc.
      Cl-B
      10.00%, 11/30/04..................   1,275     1,300,500
    National Equipment Services, Inc.
      Cl-D
      10.00%, 11/30/04..................   3,100     3,162,000
    Nationsrent, Inc.
      10.375%, 12/15/08.................   3,100     3,100,000
    United Rentals, Inc. Cl-B
      9.25%, 01/15/09...................   3,600     3,582,000
      9.00%, 04/01/09 144A..............   2,000     1,975,000
                                                  ------------
                                                    19,624,875
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    CONMED Corp.
      9.00%, 03/15/08...................  $2,800  $  2,786,000
    Dade International, Inc. Cl-B
      11.125%, 05/01/06.................   2,575     2,729,500
    Fisher Scientific International,
      Inc.
      9.00%, 02/01/08...................   2,475     2,363,625
      9.00%, 02/01/08...................   3,300     3,151,500
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07..................   1,000       885,000
                                                  ------------
                                                    11,915,625
                                                  ------------
METALS & MINING -- 2.7%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05..................   2,800     2,793,000
      11.50%, 12/15/06..................   3,375     3,332,812
    Euramax International PLC
      11.25%, 10/01/06..................   2,075     2,106,125
    Metals USA, Inc.
      8.625%, 02/15/08..................   2,175     2,039,062
    Murrin Murrin Holdings PTY
      9.375%, 08/31/07..................     650       572,000
    National Steel Corp. Cl-D
      9.875%, 03/01/09..................   1,450     1,486,250
    Neenah Corp. 144A
      11.125%, 05/01/07.................   1,300     1,280,500
    Neenah Corp. Cl-B
      11.125%, 05/01/07.................   1,725     1,699,125
    Ryerson Tull, Inc.
      8.50%, 07/15/01...................   1,000     1,026,860
      9.125%, 07/15/06..................     900       945,045
                                                  ------------
                                                    17,280,779
                                                  ------------
OFFICE EQUIPMENT -- 0.2%
    United Stationers Supply Co.
      12.75%, 05/01/05..................   1,169     1,285,900
                                                  ------------
OIL & GAS -- 3.6%
    Chiles Offshore LLC Corp.
      10.00%, 05/01/08..................   1,875     1,603,125
    Continental Resources, Inc.
      10.25%, 08/01/08..................   3,075     2,267,812
    Dailey International, Inc. Cl-B++++
      9.50%, 02/15/08...................   3,700     2,368,000
    DI Industries, Inc.
      8.875%, 07/01/07..................     975       867,750
    Forcenergy, Inc.++++
      9.50%, 11/01/06...................   2,275     1,603,875
      8.50%, 02/15/07...................   1,150       810,750
    Forest Oil Corp.
      10.50%, 01/15/06..................   1,350     1,404,000
    Houston Exploration Co. Cl-B
      8.625%, 01/01/08..................     625       609,375
    Nuevo Energy Co. Cl-B
      8.875%, 06/01/08..................     825       804,375
    Ocean Rig Norway ASA
      10.25%, 06/01/08..................     300       211,500
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09.................   1,500     1,567,500

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07..................  $4,000  $  3,980,000
    R&B Falcon Corp. 144A
      12.25%, 03/15/06..................   1,400     1,442,000
    R&B Falcon Corp. Cl-B
      6.75%, 04/15/05...................   1,600     1,336,000
    Universal Compression Holdings
      [STEP]
      11.375%, 02/15/09.................     350       212,625
    Universal Compression, Inc [STEP]
      9.739%, 02/15/08..................   3,175     2,008,188
                                                  ------------
                                                    23,096,875
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Warren, (S.D.) Co.
      12.00%, 12/15/04..................   1,300     1,400,750
                                                  ------------
PRINTING & PUBLISHING -- 1.3%
    Garden State Newspapers, Inc. Cl-B
      8.75%, 10/01/09...................   2,575     2,510,625
    Hollinger International Publishing
      Co.
      9.25%, 03/15/07...................   3,450     3,553,500
    K-III Communications Corp.
      8.50%, 02/01/06...................   1,000       995,000
    Ziff-Davis, Inc.
      8.50%, 05/01/08...................   1,225     1,151,500
                                                  ------------
                                                     8,210,625
                                                  ------------
RAILROADS -- 0.2%
    Railworks Corp. 144A
      11.50%, 04/15/09..................   1,100     1,108,250
                                                  ------------
REAL ESTATE -- 1.4%
    HMH Properties, Inc. Cl-A
      7.875%, 08/01/05..................     400       384,000
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08..................   6,500     6,028,750
    HMH Properties, Inc. Cl-C
      8.45%, 12/01/08...................   2,500     2,387,500
                                                  ------------
                                                     8,800,250
                                                  ------------
RESTAURANTS -- 0.5%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08..................   1,750     1,706,250
    Carrols Corp.
      9.50%, 12/01/08...................   1,500     1,413,750
                                                  ------------
                                                     3,120,000
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04..................   1,000       885,000
    Leslie's Poolmart, Inc.
      10.375%, 07/15/04.................     950       971,375
                                                  ------------
                                                     1,856,375
                                                  ------------
SEMICONDUCTORS -- 0.2%
    Fairchild Semiconductor Corp. 144A
      10.375%, 10/01/07.................   1,000       985,000
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
TELECOMMUNICATIONS -- 24.3%
    American Cellular Corp.
      10.50%, 05/15/08..................  $3,150  $  3,244,500
    Arch Communications, Inc.
      12.75%, 07/01/07..................   1,400     1,204,000
    Benedek Communications Corp. [STEP]
      14.003%, 05/15/06.................     250       208,750
    Call-Net Enterprises, Inc. [STEP]
      8.522%, 08/15/07..................   4,100     2,624,000
      9.573%, 08/15/08..................   3,800     2,147,000
      10.80%, 05/15/09..................   4,200     2,331,000
    Centennial Cellular Corp. 144A
      10.75%, 12/15/08..................   2,500     2,606,250
    Crown Castle International Corp.
      [STEP]
      8.67%, 05/15/11...................   5,450     3,222,313
    Dolphin Telecom PLC [STEP] 144A
      14.00%, 05/15/09..................   3,200     1,584,000
    e.spire Communications, Inc. [STEP]
      11.98%, 11/01/05..................   1,150       626,750
      13.748%, 04/01/06.................   1,400       735,000
    Hermes Europe Railtel BV, Inc.
      11.50%, 08/15/07..................   4,575     4,815,188
      10.375%, 01/15/09.................   1,525     1,547,875
    ICG Holdings, Inc. [STEP]
      10.92%, 05/01/06..................   5,550     4,331,276
      9.875%, 05/01/08..................     850       467,704
    Intermedia Communications, Inc.
      [STEP]
      10.749%, 05/15/06.................   4,850     4,049,750
      12.25%, 03/01/09..................   4,500     2,576,250
    Intermedia Communications, Inc. Cl-B
      9.795%, 07/15/07 [STEP]...........   3,075     2,229,375
      8.875%, 11/01/07..................   1,000       952,500
      8.60%, 06/01/08...................   1,900     1,776,500
    IXC Communications, Inc.
      9.00%, 04/15/08...................   3,100     2,979,875
    Level 3 Communications, Inc.
      9.125%, 05/01/08..................  10,700    10,606,375
      11.004%, 12/01/08 [STEP]..........   9,575     5,948,469
    McLeodUSA, Inc.
      9.732%, 03/01/07 [STEP]...........   6,175     4,770,188
      9.25%, 07/15/07...................   1,300     1,300,000
      8.375%, 03/15/08..................   1,250     1,184,375
      8.125%, 02/15/09 144A.............   2,000     1,850,000
    MetroNet Communications Corp.
      12.00%, 08/15/07..................   1,525     1,765,188
      10.299%, 11/01/07 [STEP]..........   1,925     1,540,000
      9.866%, 06/15/08 [STEP]...........   4,050     3,017,250
      10.625%, 11/01/08 144A............   1,750     1,981,875
    Millicom International Cellular,
      Inc. [STEP]
      11.76%, 06/01/06..................   5,375     3,950,625
    Nextel Communications, Inc. [STEP]
      10.355%, 09/15/07.................   3,975     2,921,625
      10.20%, 02/15/08..................  11,800     8,171,500
    Nextel International, Inc. [STEP]
      12.125%, 04/15/08.................   1,750       890,313

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Nextel Partners, Inc. [STEP] 144A
      6.885%, 02/01/09..................  $1,900  $  1,097,250
    NEXTLINK Communications, Inc.
      9.625%, 10/01/07..................   1,250     1,218,750
      9.00%, 03/15/08...................   1,575     1,492,313
      10.039%, 04/15/08 [STEP]..........   3,000     1,815,000
      12.119%, 06/01/09 [STEP]..........   3,475     2,050,250
    NTL Communications Corp. Cl-B [STEP]
      11.412%, 10/01/08.................   5,000     3,450,000
    Orange PLC
      8.00%, 08/01/08...................   2,225     2,124,875
    Paging Network, Inc.
      10.00%, 10/15/08..................   3,100     2,402,500
    Pathnet, Inc.
      12.25%, 04/15/08..................   2,350     1,163,250
    Pegasus Media & Communications, Inc.
      12.50%, 07/01/05..................     975     1,083,469
    PSINet, Inc.
      11.50%, 11/01/08..................   2,000     2,110,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05..................   2,500     2,500,000
    Qwest Communications International,
      Inc. [STEP]
      8.54%, 10/15/07...................   3,875     3,012,813
    Qwest Communications International,
      Inc. C1-B
      10.875%, 04/01/07.................   1,135     1,288,225
      8.29%, 02/01/08 [STEP]............   2,250     1,676,250
      7.50%, 11/01/08...................   1,000       980,000
    RCN Corp. [STEP]
      12.606%, 07/01/08.................   1,100       690,250
    RCN Corp. Cl-B [STEP]
      12.361%, 02/15/08.................   1,700     1,079,500
    Rogers Cantel, Inc.
      8.80%, 10/01/07...................   4,000     4,010,000
    Telecommunications Techniques Co.
      9.75%, 05/15/08...................   4,575     4,529,250
    Tele1 Europe BV, Inc. Units 144A*
      13.00%, 05/15/09..................     825       866,250
    Telesystem International Wireless,
      Inc. C1-B [STEP]
      12.565%, 06/30/07.................   5,325     2,742,375
      10.50%, 11/01/07..................     800       356,000
    Telewest Communications PLC
      11.25%, 11/01/08..................     525       593,250
    Teligent, Inc.
      11.50%, 12/01/07..................   3,475     3,492,375
    Teligent, Inc. Cl-B [STEP]
      16.11%, 03/01/08..................   3,000     1,845,000
    Tritel PCS, Inc. [STEP] 144A
      12.75%, 05/15/09..................   2,000     1,100,000
    Triton PCS, Inc. [STEP]
      11.291%, 05/01/08.................   4,850     3,152,500

                                           PAR
                                          (000)      VALUE
                                          -----      -----

    US Xchange LLC
      15.00%, 07/01/08..................  $1,425  $  1,485,563
    USA Mobile Communications Holdings,
      Inc.
      9.50%, 02/01/04...................   1,050       855,750
    Viatel, Inc.
      11.25%, 04/15/08..................   2,525     2,588,125
      12.37%, 04/15/08 [STEP]...........   2,250     1,451,250
      11.50%, 03/15/09 144A.............     500       517,500
                                                  ------------
                                                   156,977,522
                                                  ------------
TRANSPORTATION -- 2.3%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07..................     400       382,000
    Ameritruck Distribution Corp.
      Cl-B++++
      12.25%, 11/15/05..................   1,950       117,000
    Avis Rent A Car, Inc. 144A
      11.00%, 05/01/09..................   1,750     1,785,000
    Gearbulk Holding Ltd.
      11.25%, 12/01/04..................   1,950     2,013,375
    Holt Group 144A
      9.75%, 01/15/06...................   1,350       897,750
    Johnstown America Industries, Inc.
      11.75%, 08/15/05..................     600       636,000
    Motor Coach Industries, Inc. 144A
      11.25%, 05/01/09..................   2,100     2,110,500
    Stena AB
      10.50%, 12/15/05..................   3,275     3,291,375
      8.75%, 06/15/07...................   3,275     3,004,813
    Stena Line AB
      10.625%, 06/01/08.................   1,250       946,875
                                                  ------------
                                                    15,184,688
                                                  ------------
UTILITIES -- 0.5%
    CMS Energy Corp.
      7.50%, 01/15/09...................   1,100     1,037,179
    International Utility Structures,
      Inc.
      10.75%, 02/01/08..................     925       931,938
    Niagara Mohawk Power Corp. Cl-H
      [STEP]
      8.242%, 07/01/10..................   2,100     1,578,843
                                                  ------------
                                                     3,547,960
                                                  ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $639,270,106).........................           607,666,792
                                                  ------------
                                          SHARES
                                          ------
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Australis Holdings Warrants*........   1,000             0
    Diva Systems Corp. Warrants*........   4,875        58,500
                                                  ------------
                                                        58,500
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*.........................   1,075        16,125
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------     -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing System, Inc.
      Warrants 144A*....................     875  $      4,375
                                                  ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Corp. Warrants
      144A*.............................     250           125
                                                  ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*.............................     300         6,000
    Royal Oak Mines, Inc................  66,164             0
                                                  ------------
                                                         6,000
                                                  ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*.............................   1,000       150,000
                                                  ------------
TELECOMMUNICATIONS -- 0.0%
    MetroNet Communications Corp.
      Warrants 144A*....................   1,525       117,425
    Pathnet, Inc. Warrants 144A*........   2,350        23,794
    Pegasus Communications Corp.*.......   1,128        44,838
    Pegasus Communications Corp.
      Warrants*.........................   1,500        90,750
    Sullivan Broadcasting Holdings*.....   2,400             0
    UIH Australia Warrants*.............   3,100         3,488
    Wireless One, Inc. Warrants*........   1,500            15
                                                  ------------
                                                       280,310
                                                  ------------
TOTAL COMMON STOCK (Cost $34,288).......               515,435
                                                  ------------
PREFERRED STOCK -- 3.3%
BROADCASTING -- 1.1%
    Benedek Communications Corp.
      11.50% [PIK]......................   1,600     1,224,000
    Capstar Broadcasting Corp.
      12.00% [PIK]......................   8,242       958,074
    Capstar Communications, Inc. Cl-E
      12.625% [PIK].....................   9,101     1,105,772
    Cumulus Media, Inc. Cl-A
      13.75%............................   1,428     1,578,461
    Sinclair Capital
      11.625%...........................  18,500     1,951,750
                                                  ------------
                                                     6,818,057
                                                  ------------
CONTAINERS & PACKAGING -- 0.1%
    Packaging Corp. of America, Inc.
      12.375% [PIK] 144A................   5,250       555,188
                                                  ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A
      9.125% [PIK]......................  30,000       800,640
                                                  ------------
FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK]......................   8,026       317,027
                                                  ------------

                                          SHARES     VALUE
                                          ------     -----

HEALTHCARE SERVICES -- 0.1%
    River Holding Corp. Cl-B
      11.50% [PIK]......................   5,604  $    393,681
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc. $13.00 [PIK] 144A............     125       123,125
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A.................      16         1,540
                                                  ------------
                                                       124,665
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      11.25%............................     650       668,688
                                                  ------------
OIL & GAS -- 0.1%
    R&B Falcon Corp.
      13.875% [PIK] 144A................     750       774,375
                                                  ------------
PRINTING & PUBLISHING -- 1.0%
    Primedia, Inc. Cl-D
      10.00%............................  10,750     1,104,563
    Primedia, Inc. Cl-F
      9.20%.............................  15,000     1,492,500
    Primedia, Inc. Cl-H
      8.625%............................  43,100     3,965,200
                                                  ------------
                                                     6,562,263
                                                  ------------
TELECOMMUNICATIONS -- 0.7%
    Nextel Communications, Inc.
      13.00% [PIK]......................   1,092     1,185,238
    Nextel Communications, Inc. Cl-E
      11.125% [PIK].....................     859       863,295
    Pegasus Communications Corp. Cl-A
      12.75% [PIK]......................   2,437     2,522,698
                                                  ------------
                                                     4,571,231
                                                  ------------
TOTAL PREFERRED STOCK (Cost $21,154,412)........    21,585,815
                                                  ------------
                                           PAR
                                          (000)
                                          ------
REPURCHASE AGREEMENTS -- 1.4%
    Greenwich Capital Markets, Inc.,
      4.78% dated 06/30/99, maturing
      07/01/99, repurchase price
      $8,857,176 (Collateralized by U.S.
      Treasury Bonds, par value
      $6,179,000, market value
      $9,058,968 due 08/15/15)
    (Cost $8,856,000)...................  $8,856     8,856,000
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------     -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund......     230  $        230
    Temporary Investment Fund...........     229           229
                                                  ------------
    (Cost $459).........................                   459
                                                  ------------
TOTAL INVESTMENTS -- 98.6%
  (Cost $669,315,265)...........................   638,624,501
OTHER ASSETS LESS LIABILITIES -- 1.4%...........     8,856,023
                                                  ------------
NET ASSETS -- 100.0%............................  $647,480,524
                                                  ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++++ Illiquid security. At the end of the period, these securities amounted to 0.8% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 13.7% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 45.9%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ..............      3,800   $    304,000
                                                    ------------
AEROSPACE -- 0.7%
    AlliedSignal, Inc. ...............      9,600        604,800
    Boeing Co. .......................     11,768        519,998
    Gulfstream Aerospace Corp.*.......      2,500        168,906
    Litton Industries, Inc. ..........      1,300         93,275
    Lockheed Martin Corp. ............      5,600        208,600
    Northrop Grumman Corp. ...........      2,300        152,519
    Primex Technologies, Inc. ........        840         18,112
    Raytheon Co. Cl-A.................        535         36,848
    Raytheon Co. Cl-B.................      5,100        358,912
    United Technologies Corp. ........      8,427        604,111
                                                    ------------
                                                       2,766,081
                                                    ------------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*...........      2,700        112,725
    AMR Corp.*........................      3,800        259,350
    Delta Air Lines, Inc. ............      2,600        149,825
    Southwest Airlines Co. ...........      8,750        272,344
                                                    ------------
                                                         794,244
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Ford Motor Co. ...................     16,700        942,506
    General Motors Corp. .............      9,900        653,400
    Honda Motor Co. Ltd. [ADR]........      7,100        615,925
                                                    ------------
                                                       2,211,831
                                                    ------------
AUTOMOTIVE PARTS -- 0.3%
    Arvin Industries, Inc. ...........      1,800         68,175
    Dana Corp. .......................      2,880        132,660
    Delphi Automotive Systems
      Corp. ..........................      6,919        128,434
    Eaton Corp. ......................      1,600        147,200
    Federal-Mogul Corp. ..............      2,600        135,200
    Genuine Parts Co. ................      5,750        201,250
    Goodyear Tire & Rubber Co. .......      2,400        141,150
    Lear Corp.*.......................      3,100        154,225
    Mark IV Industries, Inc. .........      4,300         90,837
    Superior Industries International,
      Inc. ...........................      2,500         68,281
    TRW, Inc. ........................      3,400        186,575
                                                    ------------
                                                       1,453,987
                                                    ------------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies, Inc. ...      7,500        532,031
    Cadbury Schweppes PLC [ADR].......     15,346        408,587
    Coca-Cola Co. ....................     31,800      1,987,500
    Coca-Cola Enterprises, Inc. ......     11,300        347,475
    PepsiCo, Inc. ....................     18,600        719,587
    Whitman Corp. ....................      3,400         61,200
                                                    ------------
                                                       4,056,380
                                                    ------------
BROADCASTING -- 0.2%
    CBS Corp.*........................      9,000        390,937
    Chris-Craft Industries, Inc.*.....      1,420         66,917
    Clear Channel Communications,
      Inc.*...........................      4,400        303,325
                                                    ------------
                                                         761,179
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
BUILDING MATERIALS -- 0.2%
    Armstrong World Industries,
      Inc. ...........................        800   $     46,250
    Clayton Homes, Inc. ..............      6,450         73,772
    Fastenal Co. .....................      2,100        110,119
    Martin Marietta Materials
      Corp. ..........................      2,300        135,700
    Masco Corp. ......................      7,200        207,900
    Modine Manufacturing Co. .........      1,100         35,819
    USG Corp. ........................      1,800        100,800
    Vulcan Materials Co. .............      3,900        188,175
    York International Corp. .........      2,000         85,625
                                                    ------------
                                                         984,160
                                                    ------------
BUSINESS SERVICES -- 0.2%
    Comdisco, Inc. ...................      5,700        146,062
    Convergys Corp.*..................      4,300         82,775
    Equifax, Inc. ....................      3,700        132,044
    Manpower, Inc. ...................      3,800         85,975
    Navigant International, Inc.*.....        215          1,686
    Olsten Corp. .....................      2,000         12,625
    Quintiles Transnational Corp.*....      2,300         96,600
    Robert Half International,
      Inc. ...........................      3,850        100,100
                                                    ------------
                                                         657,867
                                                    ------------
CAPITAL GOODS -- 0.0%
    Harsco Corp. .....................      2,600         83,200
                                                    ------------
CHEMICALS -- 0.9%
    AKZO Nobel NV [ADR]...............      2,000         84,750
    Arch Chemicals, Inc. .............      1,050         25,528
    Cabot Corp. ......................      3,000         72,562
    Crompton & Knowles Corp. .........      3,800         74,337
    Dexter Corp. .....................      1,500         61,219
    Dow Chemical Co. .................      3,600        456,750
    DuPont, (E.I.) de Nemours &
      Co. ............................     15,100      1,031,519
    FMC Corp.*........................      1,600        109,300
    Great Lakes Chemical Corp. .......      2,500        115,156
    Hanna, (M.A.) Co. ................      3,400         55,887
    IMC Global, Inc. .................      4,700         82,837
    Imperial Chemical Industries
      PLC.............................      5,800        230,550
    Lubrizol Corp. ...................      2,200         59,950
    Monsanto Co. .....................      9,000        354,937
    Olin Corp. .......................      3,600         47,475
    PPG Industries, Inc. .............      3,600        212,625
    Rohm & Haas Co. ..................      6,459        276,951
    Schulman, (A.), Inc. .............      3,000         51,562
    Solutia, Inc. ....................      5,560        118,497
    Witco Corp. ......................      3,100         62,000
                                                    ------------
                                                       3,584,392
                                                    ------------
CLOTHING & APPAREL -- 0.3%
    Abercrombie & Fitch Co. Cl-A*.....      3,600        172,800
    AnnTaylor Stores Corp.*...........      1,600         72,000
    Cintas Corp. .....................      3,600        241,875
    Jones Apparel Group, Inc.*........      5,200        178,425
    Nike, Inc. Cl-B...................      5,500        348,219
    Payless ShoeSource, Inc.*.........      1,572         84,102

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Ross Stores, Inc. ................      2,000   $    100,750
    Springs Industries, Inc. Cl-A.....      2,000         87,250
    Unifi, Inc. ......................      3,200         68,000
                                                    ------------
                                                       1,353,421
                                                    ------------
COMPUTER HARDWARE -- 1.8%
    Compaq Computer Corp. ............     21,968        520,367
    Dell Computer Corp.*..............     41,600      1,539,200
    EMC Corp.*........................     15,000        825,000
    Hewlett-Packard Co. ..............     14,100      1,417,050
    International Business Machines
      Corp. ..........................     22,200      2,869,350
    Quantum Corp.*....................      5,300        127,862
    Seagate Technology, Inc.*.........      4,500        115,312
    Storage Technology Corp.*.........      3,700         84,175
                                                    ------------
                                                       7,498,316
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 4.1%
    Adobe Systems, Inc. ..............        600         49,294
    America Online, Inc.*.............     19,000      2,099,500
    Automatic Data Processing,
      Inc. ...........................      8,000        352,000
    Aztec Technology Partners,
      Inc.*...........................        430            826
    BMC Software, Inc.*...............      7,300        394,200
    Cadence Design Systems, Inc.*.....      6,000         76,500
    Ceridian Corp.*...................      5,200        169,975
    Cisco Systems, Inc.*..............     39,350      2,538,075
    Citrix Systems, Inc.*.............      3,100        175,150
    CompUSA, Inc.*....................      3,500         26,031
    Computer Associates International,
      Inc. ...........................      7,362        404,910
    Compuware Corp.*..................     11,400        362,662
    Comverse Technology, Inc.*........      2,400        181,200
    DST Systems, Inc.*................        900         56,587
    Electronic Arts, Inc.*............      2,800        151,900
    Electronic Data Systems Corp. ....      6,100        345,031
    First Data Corp. .................      7,200        352,350
    Fiserv, Inc.*.....................      4,125        129,164
    Informix Corp.*...................      2,900         24,741
    Intuit, Inc.*.....................      2,300        207,287
    Keane, Inc.*......................      2,600         58,825
    Microsoft Corp.*..................     64,400      5,808,075
    NCR Corp.*........................      2,400        117,150
    Network Associates, Inc.*.........      4,650         68,297
    Novell, Inc.*.....................      9,500        251,750
    Oracle Corp.*.....................     22,725        843,666
    Parametric Technology Corp.*......      5,000         69,375
    Paychex, Inc. ....................      8,100        258,187
    Policy Management Systems
      Corp.*..........................      1,700         51,000
    Siebel Systems, Inc.*.............      3,500        232,312
    Sterling Commerce, Inc.*..........      3,400        124,100
    Structural Dynamics Research
      Corp.*..........................      2,500         46,406
    Sun Microsystems, Inc.*...........     11,800        812,725
    SunGard Data Systems, Inc.*.......      3,200        110,400
    Symantec Corp.*...................      2,600         66,300
    Synopsys, Inc.*...................      2,300        126,931
    Tech Data Corp.*..................      1,900         72,675
                                                    ------------
                                                      17,215,557
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
CONGLOMERATES -- 0.8%
    Berkshire Hathaway, Inc. Cl-B*....        136   $    305,864
    Corning, Inc. ....................      5,200        364,650
    Hanson PLC [ADR]..................        337         14,954
    Minnesota Mining & Manufacturing

      Co. ............................      5,700        495,544
    Ogden Corp. ......................      2,500         67,344
    Philip Morris Companies, Inc. ....     32,500      1,306,094
    Tomkins PLC [ADR].................      1,538         28,068
    Tyco International Ltd. ..........      7,400        701,150
    Viad Corp. .......................      4,500        139,219
                                                    ------------
                                                       3,422,887
                                                    ------------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. .......      1,650         48,366
    Jacobs Engineering Group, Inc.*...      1,700         64,600
                                                    ------------
                                                         112,966
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    ACNielsen Corp.*..................      3,100         93,775
    Church and Dwight Co., Inc. ......      1,000         43,500
    Clorox Co. .......................        628         67,078
    Colgate-Palmolive Co. ............      4,000        395,000
    Cross, (A.T.) Co. Cl-A............      1,400          7,787
    Dial Corp. .......................      3,600        133,875
    Eastman Kodak Co. ................      3,300        223,575
    Fortune Brands, Inc. .............      4,100        169,637
    Gallaher Group PLC [ADR]..........      2,400         58,650
    Gillette Co. .....................     15,600        639,600
    Imperial Tobacco Group PLC [ADR]..        675         14,766
    International Flavors &
      Fragrances, Inc. ...............      3,200        142,000
    Lancaster Colony Corp. ...........      1,550         53,475
    National Presto Industries,
      Inc. ...........................        800         30,600
    Pittston Brink's Group............      1,300         34,775
    Premark International, Inc. ......      2,400         90,000
    Procter & Gamble Co. .............     17,400      1,552,950
    Shaw Industries, Inc.*............      5,100         84,150
    Sotheby's Holdings, Inc. Cl-A.....      3,400        129,625
    Stewart Enterprises, Inc. ........      5,000         72,812
    Universal Corp. ..................      1,800         51,187
                                                    ------------
                                                       4,088,817
                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
    Bemis Co., Inc. ..................      2,700        107,325
    Owens-Illinois, Inc.*.............      3,700        120,944
    Sealed Air Corp.*.................      2,400        155,700
    Sonoco Products Co. ..............      3,910        117,056
                                                    ------------
                                                         501,025
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    Altera Corp.*.....................     12,000        441,750
    American Power Conversion
      Corp.*..........................      7,600        152,950
    Analog Devices, Inc.*.............      9,633        483,456
    Applied Materials, Inc.*..........      6,600        487,575
    Arrow Electronics, Inc.*..........      4,500         85,500
    Diebold, Inc. ....................      2,700         77,625
    Emerson Electric Co. .............      6,000        377,250

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    General Electric Co. .............     40,200   $  4,542,600
    Hitachi Ltd. [ADR]................      3,400        321,087
    Honeywell, Inc. ..................      2,600        301,275
    Hubbell, Inc. Cl-B................      2,500        113,437
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. .........      5,888        593,952
    Linear Technology Corp. ..........      5,200        349,700
    Maxim Integrated Products,
      Inc.*...........................      4,500        299,250
    Molex, Inc. ......................      6,475        239,575
    Rockwell International Corp. .....      4,100        249,075
    SCI Systems, Inc.*................      2,200        104,500
    Solectron Corp.*..................      7,200        480,150
    Symbol Technologies, Inc. ........      2,962        109,224
    Tandy Corp. ......................      4,800        234,600
    Teleflex, Inc. ...................      1,800         78,187
    Teradyne, Inc.*...................      3,100        222,425
    Texas Instruments, Inc. ..........      3,900        565,500
    Varian, Inc. .....................      1,900         25,650
    Varian Medical Systems, Inc. .....      1,900         47,975
    Varian Semiconductor Equipment
      Associates, Inc. ...............      1,900         32,300
                                                    ------------
                                                      11,016,568
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. ..................      2,000         55,750
    Callaway Golf Co. ................      2,200         32,175
    Carnival Corp. ...................      7,700        373,450
    Disney, (Walt) Co. ...............     25,292        779,310
    Harley-Davidson, Inc. ............      5,300        288,187
    International Game Technology.....      4,600         85,100
    Mandalay Resort Group*............      3,800         80,275
    Mattel, Inc. .....................      4,100        108,394
    Mirage Resorts, Inc.*.............      3,800         63,650
    President Casinos, Inc.
      Warrants*.......................        883             44
    Time Warner, Inc. ................     15,200      1,117,200
    Viacom, Inc. Cl-B*................     11,600        510,400
                                                    ------------
                                                       3,493,935
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Allied Waste Industries, Inc.*....      5,400        106,650
    Browning-Ferris Industries,
      Inc. ...........................      4,740        203,820
    Tetra Tech, Inc.*.................      2,343         38,659
    Waste Management, Inc. ...........     12,959        696,546
                                                    ------------
                                                       1,045,675
                                                    ------------
FINANCIAL-BANK & TRUST -- 3.3%
    Astoria Financial Corp. ..........      2,400        105,450
    Australia and New Zealand Banking
      Group Ltd. [ADR]................      3,600        133,650
    Banco Bilbao Vizcaya [ADR]........     27,000        394,875
    Banco Frances SA [ADR]............      5,060         96,140
    Bank of New York Co., Inc. .......      9,400        344,862
    Bank One Corp. ...................     16,234        966,938
    BankAmerica Corp. ................     22,360      1,639,267
    BankBoston Corp. .................      4,100        209,612
    CCB Financial Corp. ..............      2,000        105,750
    Charter One Financial, Inc. ......      5,940        165,206
    Chase Manhattan Corp. ............     11,112        962,577
    City National Corp. ..............      1,800         67,387

                                         SHARES        VALUE
                                         ------        -----
    Dime Bancorp, Inc. ...............      5,100   $    102,637
    Fifth Third Bancorp...............      4,725        314,508
    First Security Corp. .............      8,287        225,821
    First Tennessee National Corp. ...      5,400        206,887
    First Union Corp. ................     12,608        592,576
    First Virginia Banks, Inc. .......      2,000         98,250
    Firstar Corp. ....................      9,120        255,360
    Fleet Financial Group, Inc. ......      8,400        372,750
    Golden West Financial Corp. ......        800         78,400
    GreenPoint Financial Corp. .......      3,000         98,437
    Hibernia Corp. Cl-A...............      5,500         86,281
    Huntington Bancshares, Inc. ......      6,060        212,100
    Keycorp...........................      8,000        257,000
    Marshall & Ilsley Corp. ..........      4,300        276,812
    Mellon Bank Corp. ................      8,800        320,100
    Mercantile Bancorporation,
      Inc. ...........................      4,100        234,212
    Mercantile Bankshares Corp. ......      3,300        116,737
    Morgan, (J.P.) & Co., Inc. .......      2,600        365,300
    National City Corp. ..............      4,260        279,030
    North Fork Bancorporation,
      Inc. ...........................      4,400         93,775
    Northern Trust Corp. .............      3,600        349,200
    Old Kent Financial Corp. .........      4,935        206,653
    Pacific Century Financial
      Corp. ..........................      3,900         84,094
    PNC Bank Corp. NA.................      5,520        318,090
    Regions Financial Corp. ..........      2,700        103,781
    Silicon Valley Bancshares*........      1,400         34,650
    Southtrust Corp. .................      5,200        199,550
    State Street Boston Corp. ........      2,900        247,587
    Summit Bancorp....................      4,600        192,337
    SunTrust Banks, Inc. .............      3,648        253,308
    TCF Financial Corp. ..............      3,800        105,925
    U.S. Bancorp......................     13,659        464,406
    Union Planters Corp. .............      2,800        125,125
    Wells Fargo & Co. ................     24,800      1,060,200
    Wilmington Trust Corp. ...........      1,400         80,325
    Zions Bancorp.....................      2,700        171,450
                                                    ------------
                                                      13,775,368
                                                    ------------
FINANCIAL SERVICES -- 2.2%
    AMBAC Financial Group, Inc. ......      2,400        137,100
    American Express Co. .............      5,100        663,637
    Associates First Capital Corp.
      Cl-A............................     12,228        541,853
    Bear Stearns Companies, Inc. .....      3,900        182,325
    Block, (H&R), Inc. ...............      3,700        185,000
    Capital One Financial Corp. ......      4,200        233,887
    Citigroup, Inc. ..................     43,005      2,042,737
    Concord EFS, Inc.*................      4,300        181,944
    E*TRADE Group, Inc.*..............      4,000        159,750
    Echelon International Corp.*......        846         18,929
    Edwards, (A.G.), Inc. ............      3,350        108,037
    Fannie Mae........................     15,000      1,025,625
    FINOVA Group, Inc. ...............      2,500        131,562
    Franklin Resources, Inc. .........      5,700        231,562
    Freddie Mac.......................     10,600        614,800
    Grupo Financiero Bancomer [ADR]
      144A*...........................      1,400         10,150
    Household International, Inc. ....      5,900        279,512
    Merrill Lynch & Co., Inc. ........      3,900        311,756

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--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Morgan Stanley, Dean Witter &
      Co. ............................      7,485   $    767,212
    Paine Webber Group, Inc. .........      5,800        271,150
    Schwab, (Charles) Corp. ..........      6,975        766,378
    The Dun & Bradstreet Corp. .......      3,600        127,575
    Waddell & Reed Financial, Inc.
      Cl-A............................        261          7,161
    Waddell & Reed Financial, Inc.
      Cl-B............................      1,116         30,132
    Washington Mutual, Inc. ..........      3,750        132,656
                                                    ------------
                                                       9,162,430
                                                    ------------
FOOD -- 1.5%
    Albertson's, Inc. ................      7,224        372,487
    Archer-Daniels-Midland Co. .......     11,321        174,768
    Bestfoods, Inc. ..................      5,500        272,250
    Campbell Soup Co. ................      7,800        361,725
    ConAgra, Inc. ....................      6,800        181,050
    Dean Foods Corp. .................      1,400         58,187
    Diageo PLC [ADR]..................     11,047        475,021
    Dole Food Co. ....................      2,800         82,250
    Flowers Industries, Inc. .........      3,000         65,062
    General Mills, Inc. ..............      2,500        200,937
    Heinz, (H.J.) Co. ................      6,250        313,281
    Hershey Foods Corp. ..............      3,200        190,000
    Hormel Foods Corp. ...............      3,000        120,750
    IBP, Inc. ........................      4,300        102,125
    Interstate Bakeries Corp. ........      3,000         67,312
    Kellogg Co. ......................      7,500        247,500
    Kroger Co.*.......................     16,800        469,350
    Lance, Inc. ......................      3,200         50,000
    McCormick & Co., Inc. ............      4,100        129,406
    Ralston Purina Group Co. .........      6,300        191,756
    Safeway, Inc.*....................      6,060        299,970
    Sara Lee Corp. ...................     12,400        281,325
    Smucker, (J.M.) Co. ..............      1,600         35,600
    Starbucks Corp.*..................      6,200        232,887
    The Earthgrains Co. ..............        592         15,281
    Tyson Foods, Inc. ................      7,300        164,250
    U.S. Foodservice, Inc.*...........      2,100         89,512
    Unilever NV NY Reg. ..............     13,407        935,138
    Universal Foods Corp. ............      3,700         78,162
    Wrigley, (Wm., Jr.) Co. ..........      1,300        117,000
                                                    ------------
                                                       6,374,342
                                                    ------------
FURNITURE -- 0.1%
    Leggett & Platt, Inc. ............      8,700        241,969
                                                    ------------
HEALTHCARE SERVICES -- 0.5%
    Amgen, Inc.*......................      9,200        560,050
    Apria Healthcare Group, Inc.*.....      7,500        127,500
    Columbia HCA Healthcare Corp. ....     11,096        253,127
    Concentra Managed Care, Inc.*.....      2,800         41,475
    Foundation Health Systems*........      6,400         96,000
    Health Management Associates, Inc.
      Cl-A*...........................      8,950        100,687
    Healthsouth Corp.*................      6,200         92,612
    IMS Health, Inc. .................      7,000        218,750
    LifePoint Hospitals, Inc.*........        583          7,816
    McKesson HBOC, Inc. ..............      2,600         83,525
    Omnicare, Inc. ...................      3,800         47,975
    Oxford Health Plans, Inc.*........      1,300         20,231

                                         SHARES        VALUE
                                         ------        -----
    PacifiCare Health Systems,
      Inc.*...........................      1,800   $    129,487
    Quorum Health Group, Inc.*........      3,600         45,225
    Total Renal Care Holdings,
      Inc.*...........................      2,700         42,019
    Triad Hospitals, Inc.*............        583          7,852
    United HealthCare Corp. ..........      4,700        294,337
                                                    ------------
                                                       2,168,668
                                                    ------------
HOTELS & MOTELS -- 0.0%
    Promus Hotel Corp.*...............      2,600         80,600
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........      2,664         81,418
                                                    ------------
                                                         162,018
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Kaydon Corp. .....................      2,200         73,975
                                                    ------------
INSURANCE -- 1.4%
    Aetna, Inc. ......................      3,302        295,323
    AFLAC, Inc. ......................      8,900        426,087
    Allstate Corp. ...................     10,600        380,275
    American Financial Group, Inc. ...      2,400         81,750
    American General Corp. ...........      4,300        324,112
    American International Group,
      Inc. ...........................     16,016      1,874,873
    Chubb Corp. ......................      3,300        229,350
    CIGNA Corp. ......................      3,900        347,100
    Conseco, Inc. ....................      5,691        173,220
    HSB Group, Inc. ..................      1,650         67,959
    Lincoln National Corp. ...........      3,400        177,862
    Loews Corp. ......................      2,100        166,162
    Old Republic International
      Corp. ..........................      5,800        100,412
    Progressive Corp. ................      1,400        203,000
    Provident Companies, Inc. ........      4,900        196,000
    ReliaStar Financial Corp. ........      3,000        131,250
    Selective Insurance Group,
      Inc. ...........................      4,500         85,781
    Torchmark Corp. ..................      4,600        156,975
    Transatlantic Holdings, Inc. .....      1,050         78,684
    UNUM Corp. .......................      4,200        229,950
                                                    ------------
                                                       5,726,125
                                                    ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. ..............        342          9,213
    Rayonier, Inc. ...................      1,600         79,700
                                                    ------------
                                                          88,913
                                                    ------------
MACHINERY & EQUIPMENT -- 0.6%
    AGCO Corp. .......................      2,100         23,756
    Black & Decker Corp. .............      2,700        170,437
    Caterpillar, Inc. ................      6,700        402,000
    Danaher Corp. ....................      4,500        261,562
    Deere & Co. ......................      4,000        158,500
    Federal Signal Corp. .............      2,400         50,850
    Flowserve Corp. ..................      2,900         54,919
    Gencorp, Inc. ....................      2,800         70,700
    Illinois Tool Works, Inc. ........      4,200        344,400
    Ingersoll-Rand Co. ...............      2,700        174,487
    Kennametal, Inc. .................      1,200         37,200
    Nordson Corp. ....................      1,000         61,250
    Pall Corp. .......................      5,400        119,812
    Precision Castparts Corp. ........        700         29,750
    Sequa Corp. Cl-A*.................        700         49,000

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Smith International, Inc.*........      2,000   $     86,875
    Tecumseh Products Co. Cl-A........      1,400         84,787
    Thermo Electron Corp.*............      6,300        126,394
    Weatherford International,
      Inc.*...........................      2,320         84,970
                                                    ------------
                                                       2,391,649
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Abbott Laboratories...............     19,900        905,450
    Baxter International, Inc. .......      4,800        291,000
    Beckman Coulter, Inc. ............      1,500         72,937
    Becton Dickinson & Co. ...........      6,800        204,000
    Bergen Brunswig Corp. Cl-A........      3,800         65,550
    Boston Scientific Corp.*..........      8,800        386,650
    Centocor, Inc.*...................      2,200        102,575
    Forest Laboratories, Inc.*........      3,400        157,250
    Genzyme Corp.*....................      2,100        101,850
    Genzyme Surgical Products*........        376          1,656
    Genzyme Tissue Repair*............         63            128
    Guidant Corp. ....................      6,400        329,200
    Hillenbrand Industries, Inc. .....      2,700        116,775
    Johnson & Johnson Co. ............     16,600      1,626,800
    Medtronic, Inc. ..................      7,500        584,063
    STERIS Corp.*.....................      4,000         77,500
    Stryker Corp. ....................      3,400        204,425
    Sybron International Corp.*.......      3,700        101,981
                                                    ------------
                                                       5,329,790
                                                    ------------
METALS & MINING -- 0.2%
    Alcoa, Inc. ......................      7,800        482,625
    Barrick Gold Corp. ...............      8,000        155,000
    Brush Wellman, Inc. ..............      2,400         43,500
    Carpenter Technology Corp. .......      2,200         62,838
    Nucor Corp. ......................      2,800        132,825
    Placer Dome, Inc. ................      9,900        116,944
                                                    ------------
                                                         993,732
                                                    ------------
OFFICE EQUIPMENT -- 0.4%
    Herman Miller, Inc. ..............      2,800         58,800
    Ikon Office Solutions, Inc. ......      6,800        102,000
    Office Depot, Inc.*...............     11,550        254,822
    Pitney Bowes, Inc. ...............      4,900        314,825
    Standard Register Co. ............      1,700         52,275

    Staples, Inc.*....................     11,625        359,648
    Wallace Computer Service, Inc. ...      2,900         72,500
    Xerox Corp. ......................     10,400        614,250
                                                    ------------
                                                       1,829,120
                                                    ------------
OIL & GAS -- 3.4%
    Amerada Hess Corp. ...............      4,700        279,650
    Anadarko Petroleum Corp. .........      4,800        176,700
    Apache Corp. .....................      1,600         62,400
    Atlantic Richfield Co. ...........      4,900        409,456
    BJ Services Co.*..................      9,000        264,938
    BP Amoco PLC [ADR]................      6,100        661,850
    Chevron Corp. ....................      7,400        704,388
    El Paso Energy Corp. .............      4,600        161,863
    ENI Co. SPA [ADR].................      5,500        330,000
    Ensco International, Inc. ........      5,500        109,656
    Exxon Corp. ......................     30,200      2,329,175

                                         SHARES        VALUE
                                         ------        -----
    Global Marine, Inc.*..............      8,700   $    134,306
    Halliburton Co. ..................      5,800        262,450
    Helmerich & Payne, Inc. ..........      1,800         42,863
    Keyspan Corp. ....................      5,400        142,425
    MCN Energy Group, Inc. ...........      3,600         74,700
    Mobil Corp. ......................     10,100        999,900
    Murphy Oil Corp. .................      2,400        117,150
    Nabors Industries, Inc.*..........      4,300        105,081
    National Fuel Gas Co. ............      2,000         97,000
    Noble Affiliates, Inc. ...........      2,500         70,469
    Noble Drilling Corp.*.............      3,300         64,969
    Occidental Petroleum Corp. .......     13,100        276,738
    Phillips Petroleum Co. ...........      4,000        201,250
    Ranger Oil Ltd.*..................      7,800         38,513
    Repsol SA [ADR]...................      9,000        182,813
    Royal Dutch Petroleum Co. ........     46,000      2,771,500
    Schlumberger Ltd. ................      8,100        515,869
    Shell Transport & Trading Co.
      [ADR]...........................     15,700        728,088
    Societe Nationale Elf Aquitaine SA
      [ADR]...........................      2,000        147,125
    Sonat, Inc. ......................      5,900        195,438
    Texaco, Inc. .....................      6,200        387,500
    Tidewater, Inc. ..................      2,700         82,350
    Tosco Corp. ......................      3,800         98,563
    Total SA [ADR]....................      4,800        309,300
    Transocean Offshore, Inc. ........      2,800         73,500
    Ultramar Diamond Shamrock
      Corp. ..........................      3,900         85,069
    Union Pacific Resources Group,
      Inc. ...........................      5,509         89,866
    Unocal Corp. .....................      5,200        206,050
    USX-Marathon Group, Inc. .........      5,400        175,838
    Valero Energy Corp. ..............      3,800         81,463
    Washington Gas Light Co. .........      2,200         57,200
                                                    ------------
                                                      14,305,422
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Bowater, Inc. ....................      2,200        103,950
    Consolidated Papers, Inc. ........      4,600        123,050
    Fort James Corp. .................      4,100        155,288
    Georgia Pacific Group.............      3,000        142,125
    Georgia-Pacific Timber Group......      3,100         78,275
    Glatfelter, (P.H.) Co. ...........      2,600         38,025
    International Paper Co. ..........      5,000        252,500
    Kimberly-Clark Corp. .............      9,700        552,900
    Wausau-Mosinee Paper Corp. .......      3,700         66,600
    Weyerhaeuser Co. .................      4,500        309,375
                                                    ------------
                                                       1,822,088
                                                    ------------
PERSONAL SERVICES -- 0.1%
    Cendant Corp.*....................     12,168        249,444
    Service Corp. International.......      5,300        102,025
                                                    ------------
                                                         351,469
                                                    ------------
PHARMACEUTICALS -- 3.0%
    American Home Products Corp. .....     16,600        954,500
    AstraZeneca Group PLC [ADR].......     12,000        470,250
    Biogen, Inc.*.....................      6,000        385,875
    Bristol-Meyers Squibb Co. ........     24,600      1,732,763
    Cardinal Health, Inc. ............      6,029        386,610

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Carter-Wallace, Inc. .............      3,900   $     70,931
    Chiron Corp.*.....................      6,700        139,025
    Genzyme-Molecular Oncology*.......        226            622
    Glaxo Wellcome PLC [ADR]..........      8,900        503,963
    ICN Pharmaceuticals, Inc. ........      2,700         86,906
    Ivax Corp.*.......................      7,400        104,525
    Lilly, (Eli) & Co. ...............     14,200      1,017,075
    Merck & Co., Inc. ................     30,700      2,271,800
    Mylan Laboratories, Inc. .........      4,000        106,000
    Perrigo Co.*......................      5,300         40,413
    Pfizer, Inc. .....................     16,300      1,788,925
    Pharmacia & Upjohn, Inc. .........      7,500        426,094
    Schering-Plough Corp. ............     18,800        996,400
    Warner-Lambert Co. ...............     11,400        790,875
    Watson Pharmaceuticals, Inc.*.....      3,400        119,213
                                                    ------------
                                                      12,392,765
                                                    ------------
PRINTING & PUBLISHING -- 0.4%
    Banta Corp. ......................      2,900         60,900
    Belo, (A.H.) Corp. Cl-A...........      3,400         66,938
    Donnelley, (R.R.) & Sons Co. .....      2,600         96,363
    Gannett Co., Inc. ................      5,200        371,150
    Lexmark International Group,
      Inc. Cl-A*......................      4,800        317,100
    McGraw-Hill Co., Inc. ............      5,800        312,838
    Tribune Co. ......................      2,100        182,963
    Washington Post Co. Cl-B..........        400        215,100
    Workflow Management, Inc.*........        286          4,102
                                                    ------------
                                                       1,627,454
                                                    ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. ..........................      5,100        158,100
    Kansas City Southern Industries,
      Inc. ...........................      5,400        344,588
    Norfolk Southern Corp. ...........      6,000        180,750
    Trinity Industries, Inc. .........      2,700         90,450
    Union Pacific Corp. ..............      3,000        174,938
                                                    ------------
                                                         948,826
                                                    ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......      7,300        198,469
    CBRL Group, Inc. .................      2,700         46,744
    Darden Restaurants, Inc. .........      6,500        141,781
    McDonald's Corp. .................     16,200        669,263
    Outback Steakhouse, Inc.*.........      3,600        141,525
    Tricon Global Restaurants,
      Inc.*...........................      1,480         80,105
                                                    ------------
                                                       1,277,887
                                                    ------------
RETAIL & MERCHANDISING -- 2.3%
    Barnes & Noble, Inc.*.............      3,400         93,075
    Bed, Bath & Beyond, Inc.*.........      5,200        200,200
    Best Buy Co., Inc.*...............      7,000        472,500
    BJ's Wholesale Club, Inc.*........      4,000        120,250
    Circuit City Stores, Inc. ........      2,000        186,000
    Costco Companies, Inc.*...........      3,900        312,244
    CVS Corp. ........................      6,500        332,313
    Dayton-Hudson Corp. ..............      7,400        481,000
    Dollar General Corp. .............      4,393        127,397
    Family Dollar Stores, Inc. .......      6,300        151,200
    Federated Department Stores,
      Inc.*...........................      3,500        185,281

                                         SHARES        VALUE
                                         ------        -----
    Gap, Inc. ........................     12,038   $    606,389
    General Nutrition Companies,
      Inc.*...........................      3,900         90,919
    Home Depot, Inc. .................     19,200      1,237,200
    Kohl's Corp.*.....................      5,600        432,250
    Lands' End, Inc.*.................      3,000        145,500
    May Department Stores Co. ........      5,850        239,119
    Micro Warehouse, Inc.*............      2,600         46,475
    Nordstrom, Inc. ..................      1,900         63,650
    Penney, (J.C.) Co., Inc. .........      3,500        169,969
    Rite Aid Corp. ...................      2,600         64,025
    Saks, Inc.*.......................      5,200        150,150
    School Specialty, Inc.*...........        238          3,823
    Sears, Roebuck & Co. .............      4,800        213,900
    Tiffany & Co. ....................      2,000        193,000
    TJX Companies, Inc. ..............      5,600        186,550
    Toys 'R' Us, Inc.*................      6,920        143,158
    U.S. Office Products Co. .........        537          2,870
    Wal-Mart Stores, Inc. ............     51,800      2,499,350
    Walgreen Co. .....................     15,400        452,375
                                                    ------------
                                                       9,602,132
                                                    ------------
SEMICONDUCTORS -- 0.9%
    Atmel Corp.*......................      4,600        120,463
    Intel Corp. ......................     42,400      2,522,800
    Motorola, Inc. ...................      8,100        767,475
    Xilinx, Inc.*.....................      9,800        561,050
                                                    ------------
                                                       3,971,788
                                                    ------------
TELECOMMUNICATIONS -- 5.7%
    ADC Telecommunications, Inc.*.....      5,900        268,819
    Aliant Communications, Inc. ......      1,800         83,138
    Alltel Corp. .....................      1,702        121,693
    Ameritech Corp. ..................     15,200      1,117,200
    AT&T Corp. .......................     41,731      2,329,111
    Bell Atlantic Corp. ..............     18,514      1,210,353
    BellSouth Corp. ..................     22,600      1,059,375
    British Telecommunications PLC
      [ADR]...........................      3,200        548,000
    CenturyTel, Inc. .................      6,300        250,425
    Cia de Telecomunicaciones de Chile
      SA [ADR]........................      1,700         42,075
    Cincinnati Bell, Inc. ............      4,300        107,231
    Comcast Corp. Cl-A................     14,000        538,125
    Deutsche Telekom AG [ADR].........     12,400        523,900
    Ericsson, (L.M.) Telephone Co.
      [ADR]...........................      9,600        316,200
    France Telecom SA [ADR]...........      5,900        454,300
    GTE Corp. ........................     14,100      1,068,075
    Hong Kong Telecommunications Ltd.
      [ADR]...........................      9,245        249,037
    Leap Wireless International,
      Inc.*...........................        400          8,100
    Lucent Technologies, Inc. ........     35,465      2,391,688
    MCI WorldCom, Inc.*...............     23,697      2,043,866
    MediaOne Group, Inc.*.............      9,100        676,813
    MetroNet Communications Corp.
      Warrants 144A*..................        100          7,700
    Nextel Communications, Inc.
      Cl-A*...........................      3,600        180,675
    Nokia Corp. Cl-A [ADR]............      7,200        659,250

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Nortel Networks Corp. ............      8,480   $    736,170
    QUALCOMM, Inc.*...................      4,600        660,100
    SBC Communications, Inc. .........     29,430      1,706,940
    Sprint Corp. (FON Group)..........     12,400        654,875
    Sprint Corp. (PCS Group)*.........      3,100        177,088
    TCA Cable TV, Inc. ...............      3,200        177,600
    Telecom Corp. of New Zealand Ltd.
      [ADR]...........................      1,700         59,394
    Telecomunicacoes Brasileiras SA
      [ADR]*..........................      3,300            206
    Telefonica SA [ADR]...............      1,665        244,910
    Telefonos de Mexico SA Cl-L
      [ADR]...........................      2,400        193,950
    Telephone & Data Systems, Inc. ...      2,500        182,656
    Tellabs, Inc.*....................      5,000        337,813
    U.S. West, Inc. ..................      6,418        377,058
    Univision Communications, Inc.*...      3,100        204,600
    Vodafone AirTouch PLC [ADR].......      7,150      1,408,550
    Williams Companies, Inc. .........     10,198        434,052
                                                    ------------
                                                      23,811,111
                                                    ------------
TRANSPORTATION -- 0.1%
    Alexander & Baldwin, Inc. ........      2,500         55,625
    CNF Transportation, Inc. .........      2,200         84,425
    CSX Corp. ........................      3,600        163,125
                                                    ------------
                                                         303,175
                                                    ------------
UTILITIES -- 1.6%
    AES Corp.*........................      6,500        377,813
    Allegheny Energy, Inc. ...........      5,200        166,725
    American Electric Power Co.,
      Inc. ...........................      4,800        180,300
    American Water Works Co., Inc. ...      3,400        104,550
    CMS Energy Corp. .................      3,900        163,313
    Consolidated Edison, Inc. ........      5,200        235,300
    Constellation Energy Group........      2,700         79,988
    DPL, Inc. ........................      5,600        102,900
    Duke Energy Corp. ................      6,100        331,688
    Edison International Co. .........      7,800        208,650
    Empresa Nacional de Electridad SA
      [ADR]...........................      1,330         16,126
    Endesa SA [ADR]...................      7,600        161,500
    Energy East Corp. ................      6,800        176,800
    Enron Corp. ......................      5,400        441,450
    Entergy Corp. ....................      6,200        193,750
    FirstEnergy Corp. ................      7,300        226,300
    Florida Progress Corp. ...........      4,400        181,775
    FPL Group, Inc. ..................      3,700        202,113
    Idacorp, Inc. ....................      2,600         81,900
    Illinova Corp. ...................      3,700        100,825
    IPALCO Enterprises, Inc. .........      4,800        101,700
    Kansas City Power & Light Co. ....      4,000        102,000
    LG&E Energy Corp. ................      5,500        115,500
    MidAmerican Energy Holdings
      Co. ............................      2,400         83,100
    New Century Energies, Inc. .......      3,895        151,175
    New England Electric Systems......      2,600        130,325
    Niagara Mohawk Holdings, Inc.*....     12,700        203,994
    Nisource, Inc. ...................      4,600        118,738

                                         SHARES        VALUE
                                         ------        -----
    Oklahoma Gas & Electric Co. ......      2,900   $     68,875
    PG&E Corp. .......................      8,200        266,500
    Pinnacle West Capital Co. ........      3,000        120,750
    Potomac Electric Power Co. .......      4,900        144,244
    Public Service Co. of New
      Mexico..........................      1,900         37,763
    SCANA Corp. ......................      3,600         84,150
    Southern Co. .....................     12,300        325,950
    Teco Energy, Inc. ................      6,000        136,500
    Texas Utilities Co. ..............      4,900        202,125
    Unicom Corp. .....................      4,200        161,963
    UtiliCorp United, Inc. ...........      3,450         83,878
    Wisconsin Energy Corp. ...........      5,200        130,325
                                                    ------------
                                                       6,503,321
                                                    ------------
TOTAL COMMON STOCK
  (Cost $114,145,774).................               192,642,025
                                                    ------------
PREFERRED STOCK -- 0.1%
TELECOMMUNICATIONS
    Telecomunicacoes Brasileiras SA
      1.55% [ADR]
    (Cost $201,765)...................      3,300        297,619
                                                    ------------
FOREIGN STOCK -- 10.4%
ADVERTISING -- 0.0%
    Asatsu-DK, Inc. -- (JPY)..........      9,000        237,945
                                                    ------------
AEROSPACE -- 0.1%
    Mitsubishi Heavy Industries
      Ltd. -- (JPY)...................    138,000        559,816
                                                    ------------
AIRLINES -- 0.0%
    KLM Royal Dutch Airlines NV --
      (NLG)...........................      3,000         84,925
    Singapore Airlines
      Ltd. -- (SGD)...................      7,000         66,609
                                                    ------------
                                                         151,534
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    DaimlerChrysler AG -- (DEM)*......      5,300        462,837
    MAN AG  -- (DEM)..................     10,000        340,318
                                                    ------------
                                                         803,155
                                                    ------------
AUTOMOTIVE PARTS -- 0.2%
    Bridgestone Corp. -- (JPY)........     22,000        665,256
                                                    ------------
BEVERAGES -- 0.3%
    Bass PLC  -- (GBP)................     33,300        483,175
    Lion Nathan Ltd. -- (NZD).........     50,000        119,762
    Louis Vuitton Moet Hennessy --
      (FRF)...........................      2,160        632,398
    Louis Vuitton Moet Hennessy
      Rights -- (FRF)*................      2,160         63,151
                                                    ------------
                                                       1,298,486
                                                    ------------
BROADCASTING -- 0.0%
    Publishing & Broadcasting Ltd. --
      (AUD)...........................     27,900        184,122
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
BUILDING MATERIALS -- 0.1%
    Blue Circle Industries
      PLC -- (GBP)....................     38,213   $    254,191
    Holderbank Financiere Glarus AG
      Cl-B -- (CHF)...................        260        306,898
    Malayan Cement BHD -- (MYR)++++...     30,750         18,217
                                                    ------------
                                                         579,306
                                                    ------------
CHEMICALS -- 0.4%
    AKZO Nobel NV -- (NLG)............      1,600         67,321
    BASF AG -- (DEM)..................      8,000        351,456
    Bayer AG -- (DEM).................      7,600        316,249
    L'Air Liquide -- (FRF)............      1,642        258,235
    Sumitomo Chemical Co. -- (JPY)....    142,000        651,128
                                                    ------------
                                                       1,644,389
                                                    ------------
CLOTHING & APPAREL -- 0.3%
    Benetton Group SPA -- (ITL).......     96,600        190,275
    Christian Dior SA -- (FRF)........      1,200        195,528
    Kuraray Co. Ltd. -- (JPY).........     47,000        565,385
    Yue Yuen Industrial Holdings --
      (HKD)...........................     95,000        219,176
                                                    ------------
                                                       1,170,364
                                                    ------------
CONGLOMERATES -- 0.6%
    Coles Myer Ltd. -- (AUD)..........     35,100        204,222
    Cycle & Carriage Ltd. -- (SGD)....     15,000         86,345
    GKN PLC -- (GBP)..................     35,500        606,029
    Hutchison Whampoa Ltd. -- (HKD)...     64,000        579,485
    Mitsui & Co. Ltd. -- (JPY)........     90,000        627,581
    Tomkins PLC -- (GBP)..............     89,300        387,098
    Valmet Corp. -- (FIM).............      4,000         45,376
                                                    ------------
                                                       2,536,136
                                                    ------------
CONSTRUCTION -- 0.2%
    Compagnie Francaise d'Etudes et de
      Construction Technip -- (FRF)...      3,300        370,266
    Heidelberger Zement AG -- (DEM)...      3,800        307,627
    Matsushita Electric Works Ltd. --
      (JPY)...........................     24,000        231,600
                                                    ------------
                                                         909,493
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    JUSCO Co. -- (JPY)................     11,000        199,940
    Kao Corp. -- (JPY)................     26,000        730,360
    Orkla ASA Cl-A -- (NOK)...........      7,600        118,264
                                                    ------------
                                                       1,048,564
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    Johnson Electric Holdings Ltd. --
      (HKD)...........................    187,200        772,097
    Mitsubishi Electric
      Corp. -- (JPY)..................     39,000        149,831
    Omron Corp. -- (JPY)..............     24,000        396,576
    Schneider SA -- (FRF).............      4,200        235,841
    Sharp Corp. -- (JPY)..............      9,000        106,332
    Siemans AG -- (DEM)...............      3,800        293,128
    Sony Corp. -- (JPY)...............      6,000        646,914
                                                    ------------
                                                       2,600,719
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL-BANK & TRUST -- 1.7%
    Abbey National PLC -- (GBP).......     28,000   $    525,662
    ABN AMRO Holding NV -- (NLG)......     24,600        532,753
    Australia & New Zealand Banking
      Group Ltd. -- (AUD).............     16,300        119,859
    Banca Commerciale Italia NA --
      (ITL)...........................     61,000        445,384
    Bank of Scotland -- (GBP).........     20,208        267,571
    Bankgesellschaft Berlin AG --
      (DEM)...........................     10,050        138,881
    Barclays PLC -- (GBP).............     26,291        765,025
    Deutsche Bank AG -- (DEM).........      9,300        566,816
    Development Bank of Singapore
      Ltd. -- (SGD)...................      4,400         53,757
    Dresdner Bank AG -- (DEM).........     12,200        474,321
    HSBC Holdings PLC -- (GBP)........     18,323        648,988
    ING Groep NV -- (NLG).............     11,753        636,326
    KBC Bancassurance Holdings NV --
      (BEF)...........................      5,300        314,279
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD)...................      6,000         50,045
    Svenska Handlesbanken Cl-A --
      (SEK)...........................     21,900        262,746
    Toronto-Dominion Bank -- (CAD)....      4,100        182,832
    UBS AG -- (CHF)...................      3,631      1,083,748
    Westpac Banking Corp. Ltd. --
      (AUD)...........................     10,000         64,868
                                                    ------------
                                                       7,133,861
                                                    ------------
FINANCIAL SERVICES -- 0.3%
    Holding Di Partecipazioni
      Industriali SPA -- (ITL)........     45,000         28,448
    Mediobanca SPA -- (ITL)...........     32,600        341,236
    Societe Generale -- (FRF).........      3,372        594,294
    Unidanmark AS Cl-A -- (DKK).......      4,500        300,343
                                                    ------------
                                                       1,264,321
                                                    ------------
FOOD -- 0.6%
    Associated British Foods PLC --
      (GBP)...........................     33,800        223,504
    Cadbury Schweppes PLC  -- (GBP)...     19,800        126,091
    CSM NV -- (NLG)...................      2,400        119,916
    Danisco AS -- (DKK)...............      4,000        180,762
    Eridania Beghin-Say SA -- (FRF)...      1,800        258,023
    Huhtamaki Co. -- (FIM)............      1,500         54,606
    Nestle SA -- (CHF)................        471        848,630
    Tesco PLC -- (GBP)................    172,529        443,968
                                                    ------------
                                                       2,255,500
                                                    ------------
HOTELS & MOTELS -- 0.1%
    Accor SA -- (FRF).................      1,800        452,005
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
INDUSTRIAL PRODUCTS -- 0.0%
    Pacific Dunlop Ltd. -- (AUD)*.....     70,100   $    101,154
                                                    ------------
INSURANCE -- 0.8%
    Assurances Generales de France --
      (FRF)*..........................      4,300        207,089
    AXA SA -- (FRF)...................      4,600        561,195
    CKAG Colonia Konzern AG --
      (DEM)...........................      5,400        512,334
    Istituto Nazionale delle
      Assicurazioni -- (ITL)..........    127,100        294,917
    Royal & Sun Alliance Insurance
      Group PLC -- (GBP)..............     57,636        516,947
    Schweizerische Rueckversicherungs-
      Gesellschaft -- (DEM)...........        262        498,858
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY)....................     88,000        530,750
                                                    ------------
                                                       3,122,090
                                                    ------------
MACHINERY & EQUIPMENT -- 0.0%
    SIG Holding AG -- (CHF)...........        280        166,784
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Smith and Nephew PLC -- (GBP).....     98,000        298,140
    Terumo Corp. -- (JPY).............     26,000        578,918
                                                    ------------
                                                         877,058
                                                    ------------
METALS & MINING -- 0.0%
    Lonrho Africa PLC -- (GBP)........      6,499          4,921
    Rio Tinto Ltd. -- (AUD)...........      9,300        152,494
                                                    ------------
                                                         157,415
                                                    ------------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc. -- (JPY)..............     21,000        603,787
    Ricoh Co. Ltd. -- (JPY)...........     25,000        344,112
                                                    ------------
                                                         947,899
                                                    ------------
OIL & GAS -- 0.1%
    Santos Ltd. -- (AUD)..............     32,000        104,849
    Societe Nationale Elf Aquitaine
      SA -- (FRF).....................      2,400        352,199
                                                    ------------
                                                         457,048
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (CHF).................        160        189,889
    Kimberly-Clark de Mexico SA Cl-
      A -- (MXP)......................     10,000         40,221
    Svenska Cellulosa AB
      Cl-B -- (SEK)...................      3,500         90,570
                                                    ------------
                                                         320,680
                                                    ------------
PHARMACEUTICALS -- 0.7%
    Altana AG -- (DEM)................      2,100        121,277
    AstraZeneca Group PLC -- (SEK)*...      7,398        288,028
    Gehe AG -- (DEM)..................     11,550        532,428
    Novartis AG -- (CHF)..............        749      1,093,685
    Rhone-Poulenc Cl-A -- (FRF).......      5,400        246,756
    Takeda Chemical
      Industries -- (JPY).............     16,000        741,597
                                                    ------------
                                                       3,023,771
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
PRINTING & PUBLISHING -- 0.3%
    Dai Nippon Printing Co. Ltd. --
      (JPY)...........................     40,000   $    639,478
    Elsevier NV -- (NLG)..............     12,000        139,221
    Pearson PLC -- (GBP)..............     25,600        520,151
                                                    ------------
                                                       1,298,850
                                                    ------------
REAL ESTATE -- 0.1%
    Cheung Kong Holdings Ltd. --
      (HKD)...........................     38,000        337,947
    DBS Land Ltd. -- (SGD)............     25,000         49,927
    Westfield Trust -- (AUD)..........     41,300         83,598
                                                    ------------
                                                         471,472
                                                    ------------
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche
      SA -- (FRF).....................        900        132,260
    Mauri Co. Ltd. -- (JPY)...........     39,000        644,436
    Pinault-Printemps Redoute SA --
      (FRF)...........................      3,000        514,809
                                                    ------------
                                                       1,291,505
                                                    ------------
TELECOMMUNICATIONS -- 0.5%
    Nippon Telegraph & Telephone
      Corp. -- (JPY)..................        600        703,922
    Telecom Corp. of New Zealand
      Ltd. -- (NZD)...................     22,000         94,432
    Telecom Italia Mobile
      SPA -- (ITL)....................     75,000        447,828
    Telecom Italia SPA -- (ITL).......     41,666        433,126
    Telekom Malaysia
      BHD -- (MYR)++++................        100            337
                                                    ------------
                                                       1,679,645
                                                    ------------
TRANSPORTATION -- 0.3%
    BAA PLC -- (GBP)..................     51,075        491,106
    BG PLC -- (GBP)...................     42,500        259,596
    Nippon Express Co.
      Ltd. -- (JPY)...................     99,000        593,005
                                                    ------------
                                                       1,343,707
                                                    ------------
UTILITIES -- 0.7%
    ABB AG -- (CHF)*..................        296        466,490
    Electrabel SA -- (BEF)*...........        720        232,407
    Hong Kong Electric Holdings
      Ltd. -- (HKD)...................     30,000         96,667
    PowerGen PLC -- (GBP).............     21,300        229,653
    Tokyo Electric Power
      Co. -- (JPY)....................     27,000        569,954
    United Utilities PLC -- (GBP).....     44,200        537,172
    Veba AG -- (DEM)..................      9,300        548,593
                                                    ------------
                                                       2,680,936
                                                    ------------
TOTAL FOREIGN STOCK
    (Cost $36,130,388)................                43,434,986
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
CORPORATE OBLIGATIONS -- 12.5%
AEROSPACE -- 0.2%
    Boeing Co.
      6.35%, 06/15/03.................  $     120   $    119,400
    Dyncorp, Inc.
      9.50%, 03/01/07.................        300        300,000
    Raytheon Co.
      6.50%, 07/15/05.................        350        344,313
                                                    ------------
                                                         763,713
                                                    ------------
AUTOMOTIVE PARTS -- 0.3%
    Federal Mogul Corp.
      7.75%, 07/01/06.................        300        287,625
    Hayes Lemmerz International, Inc.
      144A 8.25%, 12/15/08............        250        236,250
    Safelite Glass Corp. Cl-B
      9.875%, 12/15/06................        200        188,000
    Venture Holdings Trust 144A
      11.00%, 06/01/07................        500        500,000
                                                    ------------
                                                       1,211,875
                                                    ------------
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc.
      7.00%, 12/01/25.................        150        142,313
    Seagram, (J.) & Sons Co.
      7.60%, 12/15/28.................      1,000        981,250
                                                    ------------
                                                       1,123,563
                                                    ------------
BROADCASTING -- 0.4%
    Adelphia Communications
      7.875%, 05/01/09................        100         93,000
    Chancellor Media Corp.
      9.00%, 10/01/08.................        250        255,625
      8.00%, 11/01/08.................        175        172,375
    Chancellor Media Corp. L.A. Cl-B
      8.125%, 12/15/07................        175        170,625
    Charter Communications Holdings
      LLC 144A
      8.25%, 04/01/07.................        600        576,000
    United International Holdings,
      Inc. Cl-B [STEP]
      11.459%, 02/15/08...............        575        382,375
    Young Broadcasting, Inc.
      10.125%, 02/15/05...............        150        156,563
                                                    ------------
                                                       1,806,563
                                                    ------------
BUILDING MATERIALS -- 0.3%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07...............        300        282,750
    American Standard, Inc.
      9.25%, 12/01/16.................         15         15,225
    Associated Materials, Inc.
      9.25%, 03/01/08.................        350        348,250

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Building Materials Holding Corp.
      Cl-B
      7.75%, 07/15/05.................  $     600   $    570,000
    Koppers Industry, Inc.
      9.875%, 12/01/07................         75         76,594
                                                    ------------
                                                       1,292,819
                                                    ------------
BUSINESS SERVICES -- 0.1%
    Iron Mountain, Inc.
      8.75%, 09/30/09.................        125        123,750
    Sitel Corp.
      9.25%, 03/15/06.................        100         95,625
                                                    ------------
                                                         219,375
                                                    ------------
CHEMICALS -- 0.2%
    American Pacific Corp.
      9.25%, 03/01/05.................        300        311,625
    Lyondell Chemical Co. 144A
      10.875%, 05/01/09...............        300        312,750
    Sovereign Specialty Chemicals Cl-B
      9.50%, 08/01/07.................        250        256,563
                                                    ------------
                                                         880,938
                                                    ------------
CLOTHING & APPAREL -- 0.2%
    Delta Mills, Inc.
      9.625%, 09/01/07................        125        118,125
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07.................        175         78,750
    Synthetic Industries, Inc.
      9.25%, 02/15/07.................        250        257,500
    Westpoint Stevens, Inc.
      7.875%, 06/15/08................        600        582,000
                                                    ------------
                                                       1,036,375
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.0%
    Verio, Inc.
      10.375%, 04/01/05...............        150        151,875
                                                    ------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding, Inc.
      8.625%, 12/01/06................        150        160,500
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Anchor Advanced Products, Inc.
      11.75%, 04/01/04................        600        615,000
    Chattem, Inc.
      12.75%, 06/15/04................        350        385,875
    Group Maintenance America Corp.
      144A
      9.75%, 01/15/09.................        300        297,000
    Herff Jones, Inc.
      11.00%, 08/15/05................        250        268,750
    Holmes Products Corp. Cl-B
      9.875%, 11/15/07................        250        240,625
    Protection One Alarm, Inc.
      13.625%, 06/30/05 [STEP]........        130        146,900
      8.125%, 01/15/09 144A...........        100         93,125
                                                    ------------
                                                       2,047,275
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
CONTAINERS & PACKAGING -- 0.4%
    Consolidated Container Co. LLC
      144A
      10.125%, 07/15/09...............  $     300   $    303,000
    Container Corp. of America
      9.75%, 04/01/03.................        150        157,500
      11.25%, 05/01/04................        100        105,500
    Packaging Corp. of America, Inc.
      144A
      9.625%, 04/01/09................        600        606,000
    Plastic Containers, Inc. Cl-B
      10.00%, 12/15/06................        250        282,500
    U.S. Can Corp.
      10.125%, 10/15/06...............        150        158,813
                                                    ------------
                                                       1,613,313
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    HCC Industries, Inc.
      10.75%, 05/15/07................        250        237,500
    Viasystems, Inc.
      9.75%, 06/01/07.................        300        263,250
                                                    ------------
                                                         500,750
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Bally Total Fitness Holdings
      9.875%, 10/15/07................        225        218,250
    Cinemark USA, Inc. Cl-B
      8.50%, 08/01/08.................        350        330,750
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05................        600        582,000
    Hollywood Park, Inc. Cl-B
      9.25%, 02/15/07.................        400        396,000
    Isle of Capri Casinos 144A
      8.75%, 04/15/09.................        650        611,000
    Mohegan Tribal Gaming Authority
      8.125%, 01/01/06................        500        490,000
    Park Place Entertainment, Inc.
      7.875%, 12/15/05................        600        571,500
    Premier Parks, Inc.
      9.75%, 06/15/07.................        250        253,750
      9.539%, 04/01/08 [STEP].........        350        238,000
    Six Flags Entertainment Corp.
      8.875%, 04/01/06................        175        176,750
    Six Flags Theme Parks Corp.
      Cl-A [STEP] 11.27%, 06/15/05....        150        168,375
    Time Warner Entertainment Co.
      7.25%, 09/01/08.................        500        505,000
                                                    ------------
                                                       4,541,375
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05................        125        136,250
                                                    ------------
FARMING & AGRICULTURE -- 0.0%
    Purina Mills, Inc.
      9.00%, 03/15/10.................        200        158,000
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
FINANCIAL-BANK & TRUST -- 0.3%
    Banesto Delaware
      8.25%, 07/28/02.................  $      50   $     52,000
    Bank of Nova Scotia
      6.25%, 09/15/08.................         50         48,063
    BankAmerica Corp.
      6.85%, 03/01/03.................        150        151,313
    BankUnited Capital Trust Corp.
      Cl-B
      10.25%, 12/31/26................        250        253,125
    CoreStates Home Equity Trust Corp.
      Cl-A
      6.65%, 05/15/09.................         36         35,970
    First Federal Financial, Inc.
      11.75%, 10/01/04................        125        132,031
    MBNA Corp.
      6.15%, 10/01/03.................        450        437,625
    NationsBank Texas Corp.
      6.75%, 08/15/00.................        150        151,313
    Provident Bank Corp.
      7.125%, 03/15/03................        175        175,438
                                                    ------------
                                                       1,436,878
                                                    ------------
FINANCIAL SERVICES -- 0.9%
    Ahmanson, (H.F.) & Co.
      9.875%, 11/15/99................        100        101,420
    American Express Master Trust
      7.60%, 08/15/02.................        500        514,702
    Associates Corp. of North America
      7.70%, 03/15/00.................         50         50,785
    Chrysler Financial Corp.
      8.46%, 01/19/00.................        200        203,195
    Enhance Financial Services Group,
      Inc.
      6.75%, 03/01/03.................        300        300,375
    Intertek Finance PLC Cl-B
      10.25%, 11/01/06................        250        244,063
    Salomon, Inc.
      6.75%, 02/15/03.................        500        503,125
    Salomon Smith Barney Holding, Inc.
      6.625%, 06/01/00................        200        201,696
    Simon Debartolo Group, Inc. L.P.
      7.00%, 07/15/09.................        525        496,781
    USF&G Capital II Cl-B
      8.47%, 01/10/27.................        500        515,000
    Wells Fargo & Co.
      6.25%, 04/15/08.................        700        672,000
                                                    ------------
                                                       3,803,142
                                                    ------------
FOOD -- 0.5%
    B&G Foods, Inc.
      9.625%, 08/01/07................        350        329,000
    Doane Pet Care Co.
      9.75%, 05/15/07.................        359        369,770
    International Home Foods, Inc.
      10.375%, 11/01/06...............        600        648,750
    Mrs. Fields Original Cookies Co.
      10.125%, 12/01/04...............         25         23,063

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    New World Pasta Co. 144A
      9.25%, 02/15/09.................  $     500   $    508,125
    Shoppers Food Warehouse Corp.
      9.75%, 06/15/04.................        100        109,000
                                                    ------------
                                                       1,987,708
                                                    ------------
HEALTHCARE SERVICES -- 0.2%
    Quest Diagnostic, Inc.
      10.75%, 12/15/06................        125        137,969
      9.875%, 07/01/09 144A...........        225        226,688
    Tenet Healthcare Corp.
      8.00%, 01/15/05.................        600        588,000
                                                    ------------
                                                         952,657
                                                    ------------
HOTELS & MOTELS -- 0.3%
    Courtyard by Marriott
      10.75%, 02/01/08................        150        153,375
    Host Marriott Travel Plaza Corp.
      Cl-B
      9.50%, 05/15/05.................        600        624,750
    Red Roof Inns, Inc.
      9.625%, 12/15/03................        600        598,500
                                                    ------------
                                                       1,376,625
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.6%
    Apcoa Standard Parking, Inc.
      9.25%, 03/15/08.................        350        326,813
    Fico [ZCB]
      13.226%, 04/06/03...............      1,000        793,809
    Holmes Products Corp. 144A
      9.875%, 11/15/07................        250        240,625
    Luigino's, Inc. 144A
      10.00%, 02/01/06................        400        401,000
    Paragon Corp. Holdings, Inc. Cl-B
      9.625%, 04/01/08................        175        104,125
    Westinghouse Air Brake Co. 144A
      9.375%, 06/15/05................        600        612,000
                                                    ------------
                                                       2,478,372
                                                    ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. 144A
      7.50%, 12/15/23.................        420        392,175
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Hawk Corp.
      10.25%, 12/01/03................        600        633,000
                                                    ------------
METALS & MINING -- 0.0%
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08.................        150        141,750
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Global Imaging Systems, Inc. 144A
      10.75%, 02/15/07................        300        295,500
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
OIL & GAS -- 0.1%
    Flores & Rucks, Inc.
      9.75%, 10/01/06.................  $      50   $     51,563
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07................        250        248,750
    Tenneco, Inc.
      8.20%, 11/15/99.................         55         55,413
      8.075%, 10/01/02................        150        154,688
                                                    ------------
                                                         510,414
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.3%
    International Paper Co.
      6.875%, 04/15/29................      1,000        930,000
    Repap New Brunswick Corp.
      9.00%, 06/01/04 144A............         75         69,563
      11.50%, 06/01/04................        150        145,500
                                                    ------------
                                                       1,145,063
                                                    ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc.
      10.875%, 06/01/06...............         75         79,406
                                                    ------------
PRINTING & PUBLISHING -- 0.2%
    Hollinger International Publishing
      Co.
      9.25%, 03/15/07.................        600        613,500
    Sun Media Corp.
      9.50%, 05/15/07.................        163        171,150
                                                    ------------
                                                         784,650
                                                    ------------
RESTAURANTS -- 0.0%
    McDonald's Corp.
      6.625%, 09/01/05................        100        100,625
                                                    ------------
RETAIL & MERCHANDISING -- 0.4%
    Dayton-Hudson Corp.
      5.875%, 11/01/08................      1,500      1,404,375
    Wal-Mart Stores, Inc.
      7.25%, 06/01/13.................         85         88,719
                                                    ------------
                                                       1,493,094
                                                    ------------
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor Corp.
      10.125%, 03/15/07...............        125        123,125
                                                    ------------
TELECOMMUNICATIONS -- 3.0%
    Adelphia Communications Corp.
      9.875%, 03/01/05................        500        527,500
    Alaska Communications Systems 144A
      9.375%, 05/15/09................        250        241,250
    AT&T Corp.
      6.50%, 03/15/29.................      1,500      1,357,500
    Comcast Cable Communication, Inc.
      8.125%, 05/01/04................        400        420,500
    Communication & Power
      Industries, Inc.
      12.00%, 08/01/05................        250        262,188
    Energis PLC 144A
      9.75%, 06/15/09.................        600        606,000
    Frontiervision L.P.
      11.00%, 10/15/06................        350        385,875

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Fundy Cable Ltd., Inc.
      11.00%, 11/15/05................  $     150   $    163,875
    Hermes Europe Railtel BV, Inc.
      144A
      10.375%, 01/15/09...............        250        253,750
    ICG Holding, Inc. [STEP]
      10.621%, 09/15/05...............        250        225,000
    Intermedia Communication, Inc.
      9.50%, 03/01/09.................        350        339,500
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05................        350        361,375
    Lucent Technologies, Inc.
      6.90%, 07/15/01.................        500        508,125
    Mastec, Inc.
      7.75%, 02/01/08.................        250        245,313
    Metromedia Fiber Network, Inc.
      Cl-B
      10.00%, 11/15/08................        300        309,000
    MetroNet Communications Corp.
      12.00%, 08/15/07................        100        115,250
      8.736%, 06/15/08 [STEP].........        600        447,000
    Microcell Telecommunications, Inc.
      Cl-B [STEP]
      11.566%, 06/01/06...............        425        343,188
    Nextel Communications, Inc. [STEP]
      10.225%, 10/31/07...............        575        401,063
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06................        125        137,500
      6.034%, 06/01/09 [STEP].........        700        409,500
    NTL, Inc. Cl-B [STEP]
      10.534%, 04/01/08...............        900        617,625
    Orange PLC 144A
      9.00%, 06/01/09.................        200        200,500
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05................        250        245,625
    Price Communications Wireless,
      Inc.
      Cl-B 9.125%, 12/15/06...........        350        353,500
    PSINet, Inc. Cl-B
      10.00%, 02/15/05................        150        150,375
    Qwest Communications
      International, Inc. Cl-B
      7.50%, 11/01/08.................         75         74,625
    Rogers Cablesystems of America,
      Inc. Cl-B
      10.00%, 03/15/05................        125        135,000
    Sprint Capital Corp.
      6.125%, 11/15/08................      1,000        935,000
    United Telecommunications, Inc.
      9.75%, 04/01/00.................        250        256,875
    WorldCom, Inc.
      7.75%, 04/01/07.................      1,500      1,576,875
                                                    ------------
                                                      12,606,252
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
TRANSPORTATION -- 0.2%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07................  $     175   $    170,844
    Coach USA, Inc. Cl-B
      9.375%, 07/01/07................        175        182,000
    Stena AB
      10.50%, 12/15/05................        350        352,188
    Union Tank Car Co.
      7.125%, 02/01/07................        150        151,875
                                                    ------------
                                                         856,907
                                                    ------------
UTILITIES -- 1.0%
    Citizens Utilities Co.
      8.45%, 09/01/01.................        335        349,238
    Commonwealth Edison Co.
      9.00%, 10/15/99.................        250        251,875
    Energy Corp. of America Cl-A
      9.50%, 05/15/07.................        250        230,000
    Entergy Louisiana, Inc.
      6.50%, 03/01/08.................      1,000        970,000
    National Rural Utilities Corp.
      5.70%, 01/15/10.................      1,000        923,750
    Niagara Mohawk Power Corp. Cl-G
      7.75%, 10/01/08.................        150        154,688
    Northland Cable Television, Inc.
      10.25%, 11/15/07................        250        261,875
    Pacific Gas & Electric Co.
      6.75%, 12/01/00.................        200        201,000
    Public Service Electric & Gas
      7.00%, 09/01/24.................        300        281,625
    Southern California Edison Corp.
      6.50%, 06/01/01.................        100        100,625
                                                    ------------
                                                       3,724,676
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $53,755,850)..................                52,566,578
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.2%
    Federal Farm Credit Bank
      5.86%, 03/03/06.................      2,416      2,345,792
                                                    ------------
    Federal National Mortgage Assoc.
      5.25%, 01/15/09.................      2,000      1,833,597
      5.325%, 09/25/23 [PO]...........        973        960,260
      7.00%, 04/18/22.................      1,000      1,004,413
                                                    ------------
                                                       3,798,270
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
    Government National Mortgage
      Assoc.
      6.00%, 10/15/23-05/15/26........  $   2,443   $  2,287,376
      6.50%, 02/15/24-05/29/29........     20,675     19,912,807
      7.00%, 09/15/23-04/15/28........      6,539      6,464,939
      7.50%, 06/15/24-06/15/29........      5,743      5,803,622
      8.00%, 05/15/16-06/15/26........        633        650,389
      8.50%, 06/15/16-10/15/26........      1,084      1,134,374
      9.00%, 07/15/16-05/15/17........         60         63,701
      9.50%, 10/15/09-01/15/20........         20         21,320
      10.00%, 11/15/09................          7          7,174
      10.50%, 08/15/15................          4          4,222
      11.50%, 06/15/10-09/15/15.......         46         51,811
      12.00%, 09/15/13-01/15/14.......          3          3,182
                                                    ------------
                                                      36,404,917
                                                    ------------
    Tennessee Valley Authority
      6.875%, 12/15/43................         40         38,400
      7.25%, 07/15/43.................         20         19,975
                                                    ------------
                                                          58,375
                                                    ------------
    (Cost $43,213,951)................                42,607,354
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 11.7%
    U.S. Treasury Bonds
      11.625%, 11/15/02...............        100        117,596
      7.125%, 02/15/23................        240        266,042
      7.625%, 02/15/25................        300        353,628
      6.875%, 08/15/25................        300        325,185
      6.00%, 02/15/26.................        100         97,528
      6.75%, 08/15/26.................     11,325     12,121,217
      6.625%, 02/15/27................      3,250      3,431,231
      5.50%, 08/15/28.................      7,000      6,403,999
                                                    ------------
                                                      23,116,426
                                                    ------------
    U.S. Treasury Notes
      6.875%, 03/31/00................        250        253,119
      6.25%, 05/31/00-02/15/07........      2,100      2,139,490
      6.125%, 09/30/00-08/15/07.......      2,150      2,173,476
      5.625%, 11/30/00-05/15/08.......     16,375     16,178,757
      5.75%, 08/15/03.................        665        663,745
      7.50%, 02/15/05.................        250        268,639

                                           PAR
                                          (000)        VALUE
                                          -----        -----
      5.875%, 11/15/05................  $     425   $    423,962
      6.50%, 10/15/06.................      3,850      3,975,625
                                                    ------------
                                                      26,076,813
                                                    ------------
    (Cost $50,330,859)................                49,193,239
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09.................      1,406      1,364,173
    Government National Mortgage
      Assoc. Series 1998-22 C1-ZA
      6.50%, 09/20/28.................      1,944      1,894,392
                                                    ------------
    (Cost $3,334,802).................                 3,258,565
                                                    ------------
COMMERCIAL PAPER -- 5.7%
    New York Times Co.
      5.03%, 08/04/99.................      5,000      4,976,247
    Park Avenue Receivables Corp.++
      5.05%, 07/15/99.................      5,000      4,990,181
    Rockwell International Corp.
      4.87%, 07/13/99.................      5,000      4,991,883
    Sand Dollar Funding LLC++
      5.85%, 07/01/99.................      4,067      4,067,000
    UBS Finance Corp.
      4.79%, 08/09/99.................      5,000      4,973,675
                                                    ------------
    (Cost $23,999,365)................                23,998,986
                                                    ------------
                                         SHARES
                                        ---------
SHORT-TERM INVESTMENTS -- 2.2%
    Temporary Investment Cash Fund
    (Cost $9,165,395).................  9,165,395      9,165,395
                                                    ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $334,278,149).................               417,164,747
OTHER ASSETS LESS
  LIABILITIES -- 0.5%.................                 2,169,602
                                                    ------------
NET ASSETS -- 100.0%..................              $419,334,349
                                                    ============

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

*  Non-income producing security.

++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 2.2% of net assets.

++++ Illiquid security. At the end of the period, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.8% of net assets.

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 32.2%
    Federal Home Loan Mortgage Corp.
      6.00%, 07/14/28 [TBA].........  $   16,200   $   15,235,614
      6.50%, 07/14/26...............      36,800       35,529,296
      6.596%, 02/01/24 [VR].........         720          735,694
      7.00%, 04/25/19 [IO]..........         101            6,715
      8.25%, 08/01/17...............         274          284,422
                                                   --------------
                                                       51,791,741
                                                   --------------
    Federal National Mortgage Assoc.
      5.50%, 07/14/29 [TBA].........      20,000       18,225,000
      5.812%, 10/01/27-06/01/28
        [VR]........................       2,167        2,129,016
      6.00%, 03/01/13-12/01/28......      63,309       60,553,257
      6.25%, 05/25/08 [IO]..........         236           53,938
      6.50%, 07/14/28 [TBA].........      16,500       15,917,385
      6.548%, 11/01/27..............      20,039       20,164,649
      6.90%, 05/25/23...............         228          213,357
      7.074%, 01/01/24 [VR].........         122          125,033
      7.50%, 04/01/24...............       2,214        2,237,757
      9.40%, 07/25/03...............         115          119,744
                                                   --------------
                                                      119,739,136
                                                   --------------
    Government National Mortgage Assoc.
      6.125%, 10/20/23-10/20/25
        [VR]+.......................       7,913        8,027,681
      6.125%, 11/20/26-12/20/26.....      15,752       15,926,965
      6.375%, 03/20/17-03/20/24
        [VR]+.......................       8,647        8,740,684
      6.375%, 01/20/26-02/20/27+....      19,883       20,117,192
      6.50%, 09/15/23-07/21/29......      63,408       60,197,671
      6.625%, 08/20/23-09/20/23
        [VR]+.......................       9,063        9,205,064
      6.625%, 09/20/24 [VR].........         780          794,522
      6.875%, 06/20/22-04/20/23
        [VR]........................       2,846        2,902,576
      7.50%, 12/20/23...............         278          279,573
                                                   --------------
                                                      126,191,928
                                                   --------------
    Student Loan Marketing Assoc.
      5.07%, 04/25/04 [FRN].........       5,143        5,131,845
      5.175%, 04/25/07 [VR].........      17,000       16,941,859
                                                   --------------
                                                       22,073,704
                                                   --------------
    (Cost $323,540,761).............                  319,796,509
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 6.3%
    U.S. Treasury Bills
      4.39%, 09/16/99#..............         420          415,877
      4.42%, 09/16/99#..............         350          346,564
      4.45%, 09/16/99#..............         160          158,429
      4.50%, 09/16/99#..............          15           14,853
      4.53%, 09/16/99#..............          80           79,215
      4.535%, 09/16/99#.............          30           29,705
      4.54%, 09/16/99#..............       1,210        1,198,121
      4.55%, 09/16/99#..............         860          851,557

                                         PAR
                                        (000)          VALUE
                                        -----          -----
      4.62%, 09/16/99#..............  $      170   $      168,331
      4.625%, 09/16/99#.............         305          302,006
                                                   --------------
                                                        3,564,658
                                                   --------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02..............      15,000       15,416,602
      3.625%, 01/15/08..............       1,100        1,099,896
      3.875%, 01/15/09..............       1,900        1,903,969
                                                   --------------
                                                       18,420,467
                                                   --------------
    U.S. Treasury Notes
      5.375%, 07/31/00..............      40,000       40,012,576
      5.75%, 11/30/02...............         900          900,224
                                                   --------------
                                                       40,912,800
                                                   --------------
    (Cost $62,920,830)..............                   62,897,925
                                                   --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 34.4%
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29...............       7,000        6,974,826
    Citicorp Mortgage Securities,
      Inc. [VR]
      6.765%, 10/25/22..............         296          299,406
    CMC Securities Corp. III Series
      1998-1 Cl-A19
      6.75%, 05/25/28...............      36,592       35,448,088
    Contimortgage Home Equity Loan
      Trust Cl-A2
      5.096%, 10/15/12..............       8,969        8,969,086
    Countrywide Adjustable Rate
      Mortgage [VR]
      6.832%, 03/25/24..............         199          200,627
      7.597%, 11/25/24..............         119          120,330
    Countrywide Home Loans Series
      1999-7 Cl-A3
      6.25%, 06/25/14...............      10,000        9,673,438
    Credit Suisse First Boston, Inc.
      Series 1998-1 Cl-A5
      6.75%, 07/25/28...............       3,500        3,337,512
    DLJ Mortgage Acceptance Corp.
      Series 1999-1 Cl-1A3
      6.625%, 01/25/29..............      18,800       17,695,970
    Federal National Mortgage Assoc.
      Series 1997-77 Cl-G
      6.50%, 05/18/23...............      10,682       10,660,834
    First Plus Home Loan Trust
      Series 1998-5 Cl-A3 [VR]
      6.06%, 09/10/11...............      10,000       10,016,950
    Freddie Mac Series 2145 Cl-MZ
      6.50%, 04/15/29...............      10,104        8,629,595
    Green Tree Recreational
      Equipment Series 1999-A Cl-A4
      6.43%, 04/17/06...............       2,000        1,996,763
    MBNA Master Credit Card Trust
      Cl-A [VR]
      5.121%, 01/15/02..............      15,000       14,982,000

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Mellon Bank Home Equity
      Installment Loan
      Series 1999-1 Cl-A1
      5.90%, 06/25/01...............  $   23,508   $   23,379,081
    Merrill Lynch Mortgage
      Investors, Inc.
      1998-C3 Cl-A1
      5.65%, 12/15/30...............       8,337        8,025,778
    Mortgage Capital Trust VI
      9.50%, 02/01/18...............           7            7,085
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27...............      14,659       14,784,174
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      7.01%, 02/25/28...............      19,000       18,412,288
    PNC Mortgage Securities Series
      1999-5 Cl-1A9
      6.30%, 06/25/29...............      66,610       65,839,655
    Prudential Home Mortgage
      Securities
      6.50%, 01/25/00...............       1,968        1,960,213
    Prudential-Bache Trust
      8.40%, 03/20/21...............       1,876        1,931,861
    Residential Funding Mortgage
      Securities Series 1998-S30
      Cl-A6
      6.50%, 12/25/28...............      32,728       30,540,581
    Rothschild, (L.F.) Mortgage
      Trust
      9.95%, 08/01/17...............       1,161        1,238,168
    Salomon Brothers Mortgage
      1999-3-A
      5.303%, 04/25/29..............      19,394       19,394,435
    Structured Asset Mortgage
      Investments, Inc.
      6.30%, 04/25/29...............     285,190       27,967,300
                                                   --------------
    (Cost $348,781,689).............                  342,486,044
                                                   --------------
CORPORATE OBLIGATIONS -- 43.4%
AIRLINES -- 2.6%
    American Airlines, Inc.
      10.19%, 05/26/15..............         250          304,030
    Continental Airlines, Inc.
      6.954%, 02/02/11..............      15,000       14,719,725
    United Air Lines, Inc.
      10.36%, 11/13/12..............       6,925        8,245,043
      10.36%, 11/27/12..............         500          595,035
      10.02%, 03/22/14..............       2,000        2,282,000
                                                   --------------
                                                       26,145,833
                                                   --------------
CONGLOMERATES -- 1.2%
    Philip Morris Companies, Inc.
      [VR]
      6.15%, 03/15/00...............      11,600       11,614,500
                                                   --------------
ENTERTAINMENT & LEISURE -- 0.1%
    Time Warner, Inc.
      7.975%, 08/15/04..............         262          273,462
      8.11%, 08/15/06...............         525          552,563
      8.18%, 08/15/07...............         525          561,094
                                                   --------------
                                                        1,387,119
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
FINANCIAL-BANK & TRUST -- 6.8%
    Citicorp [FRN]
      5.443%, 11/30/00..............  $    6,000   $    6,031,020
    First of America Bank
      6.00%, 10/01/99...............      13,750       13,769,199
    Household Bank [FRN]
      5.188%, 10/22/03..............      11,750       11,691,838
    LG&E Capital Corp. 144A
      6.205%, 05/01/04..............       5,000        4,912,500
    PNC Bank Corp. NA [FRN]
      4.88%, 07/01/99...............      20,000       19,999,654
    Popular North America, Inc. Cl-D
      6.625%, 01/15/04..............      11,500       11,241,733
                                                   --------------
                                                       67,645,944
                                                   --------------
FINANCIAL SERVICES -- 21.7%
    Avco Financial Services, Inc.
      5.75%, 01/23/01...............       7,850        7,800,938
    Beneficial Corp. Cl-H [FRN]
      5.101%, 01/09/02..............      10,000        9,987,000
    Chrysler Financial Corp. [FRN]
      5.03%, 06/11/01...............       5,000        4,999,240
      5.12%, 01/30/02...............      10,000       10,001,230
    Ford Motor Credit Co. [FRN]
      5.206%, 09/03/01..............      10,000        9,995,820
      5.184%, 04/28/05..............      19,970       19,871,248
    General Motors Acceptance Corp.
      5.196%, 12/10/01 [FRN]........       2,100        2,096,240
      5.55%, 09/15/03...............       3,000        2,872,500
      5.246%, 04/05/04 [FRN]........      10,000       10,037,610
      6.85%, 06/17/04...............       2,000        2,027,500
    Goldman Sachs Group [FRN] 144A
      5.258%, 11/24/00..............      20,000       19,987,400
    Household Finance Corp. [FRN]
      5.455%, 06/17/05..............      30,500       30,261,612
    Lehman Brothers Holdings Cl-E
      [FRN]
      5.90%, 04/02/02...............      10,000       10,000,000
    Merrill Lynch & Co., Inc.
      5.08%, 01/23/01 [FRN].........       2,650        2,648,940
      5.195%, 02/04/03 [FRN]........      23,000       23,016,100
      6.375%, 10/15/08..............      10,000        9,587,500
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
      5.27%, 06/11/01...............      10,000        9,994,000
    St. George Holdings [FRN] 144A
      5.30%, 07/01/01...............      30,000       29,962,500
                                                   --------------
                                                      215,147,378
                                                   --------------
HEALTHCARE SERVICES -- 0.2%
    Tenet Healthcare Corp.
      8.00%, 01/15/05...............       2,000        1,960,000
                                                   --------------
INSURANCE -- 0.5%
    Residential Reinsurance [VR]
      144A
      8.693%, 09/01/99..............       5,000        4,990,624
                                                   --------------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
OIL & GAS -- 2.0%
    Conoco, Inc.
      5.90%, 04/15/04...............  $   20,000   $   19,575,000
                                                   --------------
RAILROADS -- 0.5%
    Union Pacific Co.
      7.875%, 02/15/02..............       5,000        5,137,500
                                                   --------------
REAL ESTATE -- 0.5%
    Spieker Properties, Inc. L.P.
      6.95%, 12/15/02...............       5,000        4,968,750
                                                   --------------
TELECOMMUNICATIONS -- 4.8%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01...............      13,100       13,001,750
    Sprint Corp.
      9.50%, 04/01/03...............      22,500       24,613,223
    TCI Communications, Inc. [FRN]
      5.985%, 09/11/00..............      10,000       10,093,700
                                                   --------------
                                                       47,708,673
                                                   --------------
UTILITIES -- 2.5%
    CMS Energy Corp.
      8.125%, 05/15/02..............       5,000        5,068,750
    Connecticut Light & Power Co.
      Cl-C
      7.75%, 06/01/02...............       4,000        4,050,000
    Connecticut Light & Power Co./
      West Massachusetts Electric
      Co. 144A
      8.59%, 06/05/03...............       5,000        4,948,730
    Louisiana Power & Light Corp.
      7.74%, 07/01/02...............       1,890        1,892,363
    Petroleos Mexicanos Co. [FRN]
      144A
      9.657%, 07/15/05..............      10,000        9,350,000
                                                   --------------
                                                       25,309,843
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $434,392,649)...............                  431,591,164
                                                   --------------
SOVEREIGN ISSUES -- 3.8%
ARGENTINA -- 2.4%
    Province of Buenos Aires 144A
      12.50%, 03/15/02..............      10,000       10,050,000
    Republic of Argentina [BRB, FRB]
      5.938%, 03/31/05..............       3,153        2,695,559
    Republic of Argentina [FRB]
      Series PRE2
      4.93%, 07/01/99...............       8,607        7,916,540
    Republic of Argentina [VR]
      14.25%, 11/30/99..............       3,000        2,925,000
                                                   --------------
                                                       23,587,099
                                                   --------------
MEXICO -- 0.9%
    United Mexican States [FRN]
      6.25%, 06/27/02...............      10,000        9,770,000
                                                   --------------
PHILIPPINES -- 0.5%
    Bangko Sentral Pilipinas
      8.60%, 06/15/27...............       6,000        4,890,000
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
TOTAL SOVEREIGN ISSUES
  (Cost $39,129,777)................               $   38,247,099
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 0.7%
CANADA -- 0.4%
    Canadian Government
      4.25%, 12/01/26...............       5,239        3,687,036
                                                   --------------
NEW ZEALAND -- 0.3%
    Inter-American Development Bank
      5.75%, 04/15/04...............       5,700        2,894,704
                                                   --------------
TOTAL FOREIGN BONDS
  (Cost $6,900,331).................                    6,581,740
                                                   --------------
                                         PAR
                                        (000)
                                      ----------
BANK LOAN OBLIGATIONS -- 2.0%
    Columbia HCA Healthcare
      Corp.++++
      6.688%, 09/30/99..............  $   15,000       14,925,000
    Starwood Hotel IRN 144A
      7.675%, 02/23/03..............       5,000        4,993,750
                                                   --------------
    (Cost $19,973,088)..............                   19,918,750
                                                   --------------

                                        SHARES
                                      ----------
SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment Cash
      Fund..........................   1,849,227        1,849,227
    Temporary Investment Fund.......   1,849,226        1,849,226
                                                   --------------
    (Cost $3,698,453)...............                    3,698,453
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ----------
OPTIONS -- 0.0%
CALL OPTIONS
    5 Year U.S. Treasury Notes,
      Strike Price 99-9.25,
      Expires 8/20/99...............       4,000           70,000
                                                   --------------
PUT OPTIONS
    5 Year U.S. Treasury Notes,
      Strike Price 90,
      Expires 8/20/99...............       8,000                0
                                                   --------------
TOTAL OPTIONS (Cost $456,250).......                       70,000
                                                   --------------
TOTAL INVESTMENTS -- 123.2% (Cost
  $1,239,793,828)...................                1,225,287,684
                                                   --------------

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        NUMBER
                                          OF
                                      CONTRACTS        VALUE
                                      ---------      -----------
WRITTEN OPTIONS -- (0.1%)
CALL OPTIONS
    5 Year U.S. Treasury Notes,
      Strike Price 101-8,
      Expires 8/20/99...............       4,000   $       (2,800)
    30 Year U.S. Treasury Bond
      Futures,
      Strike Price 124,
      Expires 8/22/99...............         760           (2,375)
    30 Year U.S. Treasury Bond
      Futures,
      Strike Price 126,
      Expires 8/22/99...............       2,330           (3,641)
                                                   --------------
                                                           (8,816)
                                                   --------------
PUT OPTIONS
    5 Year U.S. Treasury Notes,
      Strike Price 97-31,
      Expires 8/20/99...............       8,000         (305,600)
    30 Year U.S. Treasury Bond
      Futures,
      Strike Price 112,
      Expires 8/22/99...............         190           (6,531)
    30 Year U.S. Treasury Bond
      Futures,
      Strike Price 114,
      Expires 8/22/99...............       3,090         (231,750)
                                                   --------------
                                                         (543,881)
                                                   --------------
TOTAL WRITTEN OPTIONS (Cost
  ($775,563)).......................                     (552,697)
                                                   --------------
                                         PAR
                                        (000)
                                      ----------
REVERSE REPURCHASE AGREEMENTS -- (5.5%)+
    Morgan Stanley 5.17%, due
      07/26/99, dated 06/23/99......  $   42,464      (42,506,688)
    Morgan Stanley 5.18%, due
      07/26/99, dated 06/29/99......       2,480       (2,480,357)
    Morgan Stanley 5.21%, due
      08/25/99, dated 06/25/99......       9,978       (9,986,664)
                                                   --------------
    (Cost ($54,922,000))............                  (54,973,709)
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
SALE COMMITMENTS -- (1.5%)
    Federal Home Loan Mortgage Corp.
      [TBA]
    (Cost ($15,186,234))............  $   16,200   $  (15,235,614)
                                                   --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (16.1%).................                 (160,378,550)
                                                   --------------
NET ASSETS -- 100.0%................               $  994,147,114
                                                   ==============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS      UNREALIZED
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE     APPRECIATION
------------------------------------------------------------------------------
07/99        Sell   CAD  5,381,000    $3,688,143   $3,638,860      $49,283
08/99        Sell   NZD  5,648,000    3,014,902    2,992,286        22,616
                                      ----------   ----------      -------
                                      $6,703,045   $6,631,146      $71,899
                                      ==========   ==========      =======

# Securities with an aggregate market value of $3,564,658 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                            NOTIONAL      UNREALIZED
                        EXPIRATION           AMOUNT      APPRECIATION
DESCRIPTION               MONTH              (000)      (DEPRECIATION)
----------------------------------------------------------------------
U.S. Treasury 30 Year
  Bond................    09/99            $  551,000    $   (96,594)
U.S. Treasury 10 Year
  Note................    09/99             1,018,000       (527,656)
U.S. Treasury 5 Year
  Note................    09/99                23,000         26,281
Euro Dollar...........    12/99      ECU      172,000       (351,812)
Euro Dollar...........    03/00      ECU      172,000       (397,050)
Euro Dollar...........    03/01      ECU       19,000        (24,462)
Euro Dollar...........    06/01      ECU       19,000        (27,075)
Euro Dollar...........    09/01      ECU      146,000       (264,025)
                                                         -----------
                                                         $(1,662,393)
                                                         ===========

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

Interest rate swap agreements outstanding at June 30, 1999:

                                             NOTIONAL
                          EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                 MONTH             (000)      DEPRECIATION
----------------------------------------------------------------------
Receive variable rate payments on
the six month LIBOR-BBA floating
rate and pay fixed rate payments on
the then-current Japanese 10 Year
Government Bonds with a spread of:
  2.295.................    04/08      JPY    580,000      $43,822
  2.305.................    04/08      JPY    377,000       30,930
                                                           -------
                                                           $74,752
                                                           =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 9.1% of net assets.

++++ Illiquid security. At the end of the period, this security amounted to 1.5% of net assets.

 + Reverse repurchase agreements are collateralized by $55,370,969 Government
   National Mortgage Assoc.,
   6.00%-6.875%, maturing 08/20/23-02/20/27.

See Notes to Financial Statements.

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 73.9%
AEROSPACE -- 3.4%
    AlliedSignal, Inc. ..............     211,700   $ 13,337,100
    General Dynamics Corp. ..........      41,000      2,808,500
    General Motors Corp. Cl-H........     165,200      9,292,500
    Northrop Grumman Corp. ..........      55,000      3,647,187
    Raytheon Co. Cl-B................      70,300      4,947,362
                                                    ------------
                                                      34,032,649
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co....................     150,000      8,465,625
                                                    ------------
BEVERAGES -- 2.3%
    Anheuser-Busch Companies,
      Inc. ..........................     220,000     15,606,250
    Coors, (Adolph) Co. Cl-B.........     150,000      7,425,000
                                                    ------------
                                                      23,031,250
                                                    ------------
BROADCASTING -- 1.1%
    AT&T Corp. Liberty Media Group
      Cl-A*..........................     295,200     10,848,600
                                                    ------------
CHEMICALS -- 0.5%
    Lyondell Chemical Co.............     252,000      5,197,500
                                                    ------------
COMPUTER HARDWARE -- 2.1%
    EMC Corp.*.......................      70,000      3,850,000
    International Business Machines
      Corp...........................     136,000     17,578,000
                                                    ------------
                                                      21,428,000
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 1.0%
    Microsoft Corp.*.................     109,000      9,830,437
                                                    ------------
CONGLOMERATES -- 2.4%
    Philip Morris Companies, Inc. ...     200,000      8,037,500
    Textron, Inc. ...................      86,000      7,078,875
    Tyco International Ltd. .........      95,000      9,001,250
                                                    ------------
                                                      24,117,625
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 2.6%
    Colgate-Palmolive Co. ...........     160,000     15,800,000
    Maytag Corp. ....................     150,000     10,453,125
                                                    ------------
                                                      26,253,125
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.8%
    Altera Corp.*....................     200,000      7,362,500
    General Electric Co. ............     150,000     16,950,000
    Honeywell, Inc. .................      27,300      3,163,387
    Tandy Corp. .....................     520,000     25,415,000
    Texas Instruments, Inc...........     100,000     14,500,000
                                                    ------------
                                                      67,390,887
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Park Place Entertainment
      Corp.*.........................     320,000      3,100,000
                                                    ------------
FINANCIAL-BANK & TRUST -- 7.2%
    Bank of New York Co., Inc. ......     400,000     14,675,000
    Charter One Financial, Inc. .....     315,000      8,760,937
    Chase Manhattan Corp. ...........     170,000     14,726,250
    Fleet Financial Group, Inc. .....     220,000      9,762,500

                                         SHARES        VALUE
                                         ------        -----
    Morgan, (J.P.) & Co., Inc. ......      90,000   $ 12,645,000
    Summit Bancorp...................     260,000     10,871,250
                                                    ------------
                                                      71,440,937
                                                    ------------
FINANCIAL SERVICES -- 0.7%
    Citigroup, Inc. .................     150,000      7,125,000
                                                    ------------
FOOD -- 3.7%
    General Mills, Inc. .............     140,000     11,252,500
    Heinz, (H.J.) Co. ...............     200,000     10,025,000
    Kellogg Co. .....................     140,000      4,620,000
    Quaker Oats Co. .................     160,000     10,620,000
                                                    ------------
                                                      36,517,500
                                                    ------------
HOTELS & MOTELS -- 1.4%
    Hilton Hotels Corp. .............     320,000      4,540,000
    Marriott International, Inc.
      Cl-A...........................     250,000      9,343,750
                                                    ------------
                                                      13,883,750
                                                    ------------
INSURANCE -- 3.2%
    Allmerica Financial Corp. .......     250,363     15,225,200
    Ohio Casualty Corp. .............     150,000      5,418,750
    Travelers Property Casualty
      Corp. Cl-A.....................     290,000     11,346,250
                                                    ------------
                                                      31,990,200
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Boston Scientific Corp.*.........     250,000     10,984,375
    Medtronic, Inc. .................     132,000     10,279,500
                                                    ------------
                                                      21,263,875
                                                    ------------
METALS & MINING -- 1.3%
    Newmont Mining Corp. ............     100,994      2,007,256
    Phelps Dodge Corp. ..............      77,100      4,775,381
    Reynolds Metals Co. .............     101,000      5,959,000
                                                    ------------
                                                      12,741,637
                                                    ------------
OIL & GAS -- 5.7%
    Apache Corp. ....................     200,000      7,800,000
    Atlantic Richfield Co. ..........      80,000      6,685,000
    Exxon Corp. .....................     100,000      7,712,500
    Halliburton Co. .................     241,000     10,905,250
    Royal Dutch Petroleum Co. .......     100,000      6,025,000
    Schlumberger Ltd. ...............     150,000      9,553,125
    Unocal Corp. ....................     205,000      8,123,125
                                                    ------------
                                                      56,804,000
                                                    ------------
PAPER & FOREST PRODUCTS -- 1.9%
    Champion International Corp. ....     180,000      8,617,500
    Weyerhaeuser Co. ................     152,900     10,511,875
                                                    ------------
                                                      19,129,375
                                                    ------------
PHARMACEUTICALS -- 4.5%
    American Home Products Corp. ....      76,000      4,370,000
    Bristol-Meyers Squibb Co. .......     132,000      9,297,750
    Merck & Co., Inc. ...............     182,000     13,468,000
    Pharmacia & Upjohn, Inc. ........      90,000      5,113,125
    SmithKline Beecham PLC [ADR].....     100,000      6,606,250
    Warner-Lambert Co. ..............      90,000      6,243,750
                                                    ------------
                                                      45,098,875
                                                    ------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RAILROADS -- 2.8%
    Kansas City Southern Industries,
      Inc. ..........................     363,000   $ 23,163,937
    Norfolk Southern Corp. ..........     150,000      4,518,750
                                                    ------------
                                                      27,682,687
                                                    ------------
RESTAURANTS -- 0.9%
    McDonald's Corp. ................     220,000      9,088,750
                                                    ------------
RETAIL & MERCHANDISING -- 2.9%
    Dayton-Hudson Corp. .............     200,000     13,000,000
    Penney, (J.C.) Co., Inc. ........     170,000      8,255,625
    Wal-Mart Stores, Inc. ...........     156,000      7,527,000
                                                    ------------
                                                      28,782,625
                                                    ------------
SEMICONDUCTORS -- 2.5%
    Intel Corp. .....................     147,000      8,746,500
    Motorola, Inc. ..................     172,800     16,372,800
                                                    ------------
                                                      25,119,300
                                                    ------------
TELECOMMUNICATIONS -- 8.4%
    Ameritech Corp. .................     100,000      7,350,000
    Bell Atlantic Corp. .............     200,000     13,075,000
    BellSouth Corp. .................     120,000      5,625,000
    Frontier Corp. ..................     182,000     10,738,000
    GTE Corp. .......................     100,000      7,575,000
    MediaOne Group, Inc.*............     150,000     11,156,250
    SBC Communications, Inc. ........     180,000     10,440,000
    Sprint Corp. (FON Group).........     125,400      6,622,687
    U.S. West, Inc. .................     190,000     11,162,500
                                                    ------------
                                                      83,744,437
                                                    ------------
TRANSPORTATION -- 1.1%
    Galileo International, Inc. .....     205,000     10,954,687
                                                    ------------
UTILITIES -- 0.3%
    Alliant Energy Corp. ............      88,400      2,508,350
                                                    ------------
TOTAL COMMON STOCK
  (Cost $530,388,486)................                737,571,683
                                                    ------------
PREFERRED STOCK -- 0.1%
METALS & MINING
    Kinam Gold, Inc. $3.75 Cl-B
    (Cost $996,575)..................      20,000        667,500
                                                    ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 19.3%
AIRLINES -- 0.4%
    Delta Air Lines, Inc.
      10.375%, 12/15/22..............  $    3,500   $  4,418,750
                                                    ------------
BROADCASTING -- 0.3%
    American Radio Systems Co. 9.00%,
      02/01/06.......................         130        139,588
    Continental Cablevision, Inc.
      9.50%, 08/01/13................       2,000      2,315,000
                                                    ------------
                                                       2,454,588
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
BUILDING MATERIALS -- 0.4%
    USG Corp.
      8.50%, 08/01/05................  $    3,500   $  3,715,075
                                                    ------------
CHEMICALS -- 0.3%
    Equistar Chemicals L.P.
      7.55%, 02/15/26................       2,225      1,810,594
    Huntsman ICI Chemicals 144A
      10.125%, 07/01/09..............       1,000      1,005,000
                                                    ------------
                                                       2,815,594
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Rhythms Netconnections, Inc. 144A
      12.75%, 04/15/09...............       1,000        942,500
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Detroit Edison Co.
      8.30%, 08/01/22................       1,000      1,027,500
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.6%
    Aztar Corp. 144A
      8.875%, 05/15/07...............       1,000        960,000
    GCI, Inc.
      9.75%, 08/01/07................       1,000      1,002,500
    Hollywood Casino Corp. 144A
      11.25%, 05/01/07...............       1,250      1,256,250
    Horseshoe Gaming Holdings Corp.
      144A
      8.625%, 05/15/09...............       2,500      2,425,000
                                                    ------------
                                                       5,643,750
                                                    ------------
FINANCIAL SERVICES -- 0.5%
    Associates Corp. of North America
      Cl-E
      7.375%, 06/11/07...............       2,400      2,440,498
    DQU II Funding Corp.
      8.70%, 06/01/16................       1,989      2,145,634
                                                    ------------
                                                       4,586,132
                                                    ------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp.
      7.00%, 09/15/03................       1,000      1,000,000
                                                    ------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp.
      7.20%, 12/15/09................       2,000      1,887,500
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.7%
    Heritage Media Corp.
      8.75%, 02/15/06................       1,500      1,608,750
    Inland Steel Co. Cl-R
      7.90%, 01/15/07                       2,000      2,017,500
    JCAC, Inc.
      10.125%, 06/15/06..............       1,000      1,088,750
    National Steel Corp.
      8.375%, 08/01/06...............       1,500      1,434,375
    Worldwide Fiber, Inc. 144A
      12.50%, 12/15/05...............       1,500      1,518,750
                                                    ------------
                                                       7,668,125
                                                    ------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
INSURANCE -- 0.4%
    The Equitable Companies, Inc.
      9.00%, 12/15/04................  $    4,035   $  4,418,325
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Nationsrent, Inc.
      10.375%, 12/15/08..............       1,950      1,935,375
                                                    ------------
METALS & MINING -- 0.1%
    Glencore Nickel Property Ltd.
      9.00%, 12/01/14................       1,500      1,297,500
                                                    ------------
OIL & GAS -- 2.0%
    Atlantic Richfield Co.
      10.875%, 07/15/05..............       3,000      3,607,500
    Belco Oil & Gas Corp. Cl-B
      8.875%, 09/15/07...............       1,500      1,455,000
    Canadian Forest Oil Ltd.
      8.75%, 09/15/07................       1,500      1,440,000
    Cliffs Drilling Co. Cl-B
      10.25%, 05/15/03...............       1,900      1,857,250
    Gulf Canada Resources Ltd.
      8.35%, 08/01/06................       1,000        992,500
      8.25%, 03/15/17................       1,000        938,750
    Navigator Gas Transport 144A
      10.50%, 06/30/07...............       1,000        495,000
    Noram Energy Corp. [CVT]
      6.00%, 03/15/12................       1,429      1,284,314
    NRG Energy, Inc.
      7.50%, 06/15/07................       2,500      2,478,125
    Ocean Energy, Inc.
      10.375%, 10/15/05..............       1,025      1,081,375
    Ocean Energy, Inc. Cl-B
      8.875%, 07/15/07...............       2,000      2,000,000
    Sun Co., Inc.
      9.375%, 06/01/16...............       1,000      1,105,000
    Veritas Holdings
      9.625%, 12/15/03...............         800        794,000
                                                    ------------
                                                      19,528,814
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Chesapeake Corp.
      7.20%, 03/15/05................       5,000      5,050,000
    Quno Corp.
      9.125%, 05/15/05...............       2,150      2,288,002
                                                    ------------
                                                       7,338,002
                                                    ------------
PHARMACEUTICALS -- 0.2%
    Pharmerica, Inc.
      8.375%, 04/01/08...............       2,000      2,135,000
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    World Color Press, Inc.
      7.75%, 02/15/09................       3,000      2,775,000
                                                    ------------
TELECOMMUNICATIONS -- 6.9%
    AT&T Corp.
      6.00%, 03/15/09................       2,000      1,890,000
      6.50%, 03/15/29................       3,000      2,715,000
    Call-Net Enterprises, Inc. [STEP]
      10.80%, 05/15/09...............       3,000      1,665,000

                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
    Cencall Communications Corp.
      10.125%, 01/15/04..............  $    3,000   $  3,067,500
    Centel Capital Corp.
      9.00%, 10/15/19................       2,500      2,859,375
    CF Cable TV, Inc.
      11.625%, 02/15/05..............       2,000      2,197,500
    Charter Communications Holdings
      LLC 144A
      8.625%, 04/01/09...............       1,600      1,540,000
    Comcast U.K. Cable Corp. [STEP]
      10.059%, 11/15/07..............       3,000      2,715,000
    Crown Castle International Corp.
      9.00%, 05/15/11................       1,000        982,500
    Diamond Cable Communications PLC
      [STEP]
      15.643%, 12/15/05..............       1,500      1,327,500
    GTE Corp.
      7.90%, 02/01/27................       4,000      4,090,000
    Intermedia Communications, Inc.
      Cl-B [STEP]
      12.25%, 03/01/09...............       2,600      1,495,000
    Level 3 Communications, Inc.
      9.125%, 05/01/08...............       1,500      1,481,250
      10.731%, 12/01/08 [STEP] 144A..       3,500      2,161,250
    Lin Television Co.
      8.375%, 03/01/08...............       2,000      1,925,000
    McLeodUSA, Inc.
      9.50%, 11/01/08................       1,000      1,005,000
    MetroNet Communications Corp.
      12.00%, 08/15/07...............       1,500      1,728,750
      10.75%, 11/01/07 [STEP]........       1,750      1,406,563
      8.265%, 06/15/08 [STEP]........       7,700      5,736,500
    Nextlink Communications, Inc.
      9.625%, 10/01/07...............       2,500      2,437,500
      10.75%, 11/15/08 144A..........       1,500      1,541,250
      12.25%, 06/01/09 [STEP]........       1,500        877,500
    Paramount Communication
      8.25%, 08/01/22................       4,250      4,297,813
    Qwest Communications
      International, Inc. Cl-B [STEP]
      7.262%, 02/01/08...............       4,000      2,990,000
    RCN Corp. Cl-B [STEP]
      9.80%, 02/15/08................       2,000      1,270,000
    TCI Telecommunications, Inc.
      7.875%, 02/15/26...............       2,500      2,656,250
    Tele-Communications, Inc.
      9.80%, 02/01/12................       2,000      2,457,500
    Telewest Communications PLC
      [STEP]
      10.361%, 10/01/07..............       3,500      3,123,750
    US West Communications
      5.65%, 11/01/04................       5,000      4,775,490
                                                    ------------
                                                      68,415,741
                                                    ------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
UTILITIES -- 4.8%
    Boston Edison Co.
      7.80%, 03/15/23................  $    1,640   $  1,631,800
    Citizens Utilities Co.
      7.00%, 11/01/25................       2,500      2,359,375
    Cleveland Electric Illuminating
      Co. Cl-B
      9.50%, 05/15/05................       3,000      3,168,750
    Cleveland Electric Illuminating
      Co. Cl-D
      7.88%, 11/01/17................       2,000      2,037,500
    Coda Energy, Inc. Cl-B
      10.50%, 04/01/06...............       1,000      1,017,500
    Commonwealth Edison Co.
      7.00%, 07/01/05................       2,500      2,509,375
      8.25%, 10/01/06................       2,000      2,152,500
    Connecticut Light & Power Co.
      Cl-C
      8.50%, 06/01/24................       2,500      2,608,850
    Consumers Energy Co.
      7.375%, 09/15/23...............       2,500      2,375,000
    El Paso Electric Co.
      8.90%, 02/01/06................       1,250      1,407,813
    El Paso Electric Co. Cl-C
      8.25%, 02/01/03................       1,500      1,548,750
    Gulf Power Co.
      6.875%, 01/01/26...............       3,000      2,805,000
    Gulf States Utilities
      8.70%, 04/01/24................       1,000      1,021,250
    Metropolitan Edison Co. Cl-B
      8.15%, 01/30/23................       2,975      2,998,232
    New York State Electric &
      Gas Corp.
      8.30%, 12/15/22................       1,400      1,445,500
      8.30%, 12/15/22................         475        492,813
    Niagara Mohawk Power Corp. Cl-G
      7.75%, 10/01/08................       1,500      1,546,875
    Niagara Mohawk Power Corp. Cl-H
      [STEP]
      7.562%, 07/01/10...............       3,250      2,567,500
    Panhandle Eastern Pipeline 144A
      6.50%, 07/15/09................       2,000      1,910,000
    PP&L Resources, Inc.
      7.70%, 10/01/09................       2,000      2,140,000
    Public Service Co. of New Mexico
      Cl-A
      7.10%, 08/01/05................       2,500      2,453,125

                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
    Public Service Electric & Gas Co.
      6.375%, 05/01/08...............  $    1,000   $    970,000
    Southwestern Public Service Co.
      8.20%, 12/01/22................       3,000      3,131,250
    Western Massachusetts Electric
      Co. Cl-V
      7.75%, 12/01/02................       2,000      1,983,526
                                                    ------------
                                                      48,282,284
                                                    ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $200,107,262)......................                192,285,555
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
    Federal Home Loan Mortgage Corp.
      6.50%, 09/01/11-01/01/12
    (Cost $9,800,409)................      10,008      9,886,488
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 1.2%
    U.S. Treasury Notes
      5.625%, 05/15/08
    (Cost $12,294,529)...............      11,750     11,512,502
                                                    ------------
COMMERCIAL PAPER -- 2.0%
    Ford Motor Credit Co.
      5.085%, 07/02/99...............      10,000     10,000,000
    Sears Roebuck Acceptance Corp.
      4.955%, 07/01/99...............      10,000     10,000,000
                                                    ------------
    (Cost $20,000,000)...............                 20,000,000
                                                    ------------
                                         SHARES
                                       ----------
SHORT-TERM INVESTMENTS -- 2.0%
    Temporary Investment Cash Fund...  10,247,266     10,247,266
    Temporary Investment Fund........  10,247,265     10,247,265
                                                    ------------
    (Cost $20,494,531)...............                 20,494,531
                                                    ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $794,081,792)................                992,418,259
OTHER ASSETS LESS
  LIABILITIES -- 0.6%................                  5,850,311
                                                    ------------
NET ASSETS -- 100.0%.................               $998,268,570
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.

AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 92.7%
ADVERTISING -- 5.1%
    DoubleClick, Inc.*.................   67,410   $  6,184,867
    Lamar Advertising Co.*.............  215,920      8,839,225
    Penton Media, Inc. ................  116,825      2,833,006
    TMP Worldwide, Inc.*...............  102,830      6,529,705
                                                   ------------
                                                     24,386,803
                                                   ------------
AEROSPACE -- 0.7%
    Aviation Sales Co.*................   82,200      3,246,900
                                                   ------------
BROADCASTING -- 4.9%
    ACTV, Inc.*........................  246,845      3,424,974
    Citadel Communications Corp.*......  219,545      7,944,785
    Cox Radio, Inc. Cl-A*..............   84,840      4,602,570
    Entercom Communications Corp.*.....   65,225      2,788,369
    Radio One, Inc.*...................   93,440      4,344,960
                                                   ------------
                                                     23,105,658
                                                   ------------
BUSINESS SERVICES -- 5.4%
    Appnet Systems, Inc.*..............  141,550      1,902,078
    CIBER, Inc.*.......................   93,525      1,788,666
    Critical Path, Inc.*...............   28,765      1,591,064
    F5 Networks, Inc.*.................   27,025      1,108,025
    Informatica Corp.*.................  160,670      5,723,869
    Online Resources & Communications
      Corp.*...........................   27,565        373,850
    Pegasus Systems, Inc.*.............   80,900      3,028,694
    Phone.com, Inc.*...................   67,490      3,779,440
    Ramp Networks, Inc.*...............   54,710        783,037
    Safeguard Scientifics, Inc.*.......   58,420      3,622,040
    SoftNet Systems, Inc.*.............   74,685      2,081,844
                                                   ------------
                                                     25,782,607
                                                   ------------
CAPITAL GOODS -- 0.4%
    Mettler-Toledo International,
      Inc.*............................   79,100      1,962,669
                                                   ------------
CHEMICALS  --  0.1%
    Spartech Corp. ....................   22,620        715,357
                                                   ------------
COMPUTER HARDWARE -- 0.9%
    Insight Enterprises, Inc.*.........  165,907      4,106,198
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 22.3%
    Advent Software, Inc.*.............   11,325        758,775
    Ardent Software, Inc.*.............   22,200        471,750
    Brio Technology, Inc.*.............  123,500      2,470,000
    Computer Network Technology
      Corp.*...........................   33,435        723,032
    Concentric Network Corp.*..........  273,555     10,873,811
    ECsoft Group PLC [ADR]*............   64,180      1,006,824
    Emulex Corp.*......................   16,720      1,859,055
    Engineering Animation, Inc.*.......  157,370      3,334,277
    Exodus Communications, Inc.*.......   97,440     11,686,710
    Extreme Networks, Inc.*............   76,540      4,444,104
    Globix Corp.*......................  226,120      9,991,677
    internet.com LLC*..................   77,200        969,825
    Launch Media, Inc.*................   75,875      1,356,266
    Marimba, Inc.*.....................   89,250      4,702,359
    New Era of Networks, Inc.*.........   65,470      2,876,588
    Portal Software, Inc.*.............   61,505      2,848,450

                                         SHARES       VALUE
                                         ------       -----
    Razorfish, Inc.*...................  142,015   $  5,263,431
    Redback Networks, Inc.*............    4,865        610,862
    Scient Corp.*......................   59,320      2,821,407
    SIPEX Corp.*.......................  120,625      2,472,812
    Software.com, Inc.*................   79,275      1,838,189
    Sykes Enterprises, Inc.*...........  121,505      4,055,229
    TenFold Corp.*.....................   15,705        498,634
    USinternetworking, Inc.*...........   45,460      1,909,320
    Verio, Inc.*.......................  178,860     12,430,770
    VerticalNet, Inc.*.................  103,755     10,881,306
    Vignette Corp.*....................    5,530        414,750
    WorldGate Communications, Inc.*....   48,965      2,509,456
                                                   ------------
                                                    106,079,669
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    Action Performance Companies,
      Inc.*............................   76,930      2,538,690
    Bally Total Fitness Holding
      Corp.*...........................   59,735      1,694,981
                                                   ------------
                                                      4,233,671
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.3%
    Applied Micro Circuits Corp.*......   59,550      4,897,988
    Dionex Corp.*......................   92,490      3,745,845
    Galileo Technology Ltd.*...........   98,325      4,455,352
    Gemstar International Group
      Ltd.*............................  103,140      6,729,885
    Pittway Corp. Cl-A.................  148,239      5,067,921
    RF Micro Devices, Inc.*............  126,655      9,451,629
    Sawtek, Inc.*......................  109,060      5,003,128
                                                   ------------
                                                     39,351,748
                                                   ------------
ENTERTAINMENT & LEISURE -- 6.2%
    Championship Auto Racing Teams,
      Inc.*............................  149,605      4,478,800
    Playboy Enterprises, Inc. Cl-B*....  196,230      5,212,359
    Premier Parks, Inc.*...............  224,250      8,241,188
    SFX Entertainment, Inc. Cl-A*......  171,190     11,394,834
                                                   ------------
                                                     29,327,181
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.3%
    Carolina First Corp. ..............    9,320        227,175
    Doral Financial Corp. .............   85,575      1,476,169
                                                   ------------
                                                      1,703,344
                                                   ------------
FINANCIAL SERVICES -- 1.5%
    E-LOAN, Inc.*......................   13,625        525,414
    Investors Financial Service
      Corp. ...........................   90,655      3,626,200
    Knight/Trimark Group, Inc.*........   37,505      2,262,020
    Southwest Securities Group,
      Inc. ............................   11,020        790,685
                                                   ------------
                                                      7,204,319
                                                   ------------
FOOD -- 1.2%
    Whole Foods Market, Inc.*..........  117,830      5,663,204
                                                   ------------
HEALTHCARE SERVICES -- 2.4%
    Accredo Health, Inc.*..............  117,810      3,858,278
    Apria Healthcare Group, Inc.*......  260,865      4,434,705
    InfoCure Corp.*....................   39,000      2,064,563
    Mediconsult.com, Inc.*.............  100,270      1,046,568
                                                   ------------
                                                     11,404,114
                                                   ------------

AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
INSURANCE -- 1.2%
    Blanch, (E.W.) Holdings, Inc. .....   43,905   $  2,993,772
    StanCorp Financial Group, Inc.*....   90,595      2,717,850
                                                   ------------
                                                      5,711,622
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
    Laser Vision Centers, Inc.*........   19,305      1,216,215
                                                   ------------
PERSONAL SERVICES -- 1.0%
    Career Education Corp.*............   71,015      2,401,195
    Corinthian Colleges, Inc.*.........   38,200        721,025
    ITT Educational Services, Inc.*....   56,355      1,468,752
                                                   ------------
                                                      4,590,972
                                                   ------------
PHARMACEUTICALS -- 6.2%
    ChiRex, Inc.*......................  129,375      4,156,172
    Enzon, Inc.*.......................  599,175     12,395,433
    MedImmune, Inc.*...................   52,385      3,549,084
    Professional Detailing, Inc.*......   48,050      1,129,175
    QLT PhotoTherapeutics, Inc.*.......  151,205      8,316,275
                                                   ------------
                                                     29,546,139
                                                   ------------
PRINTING & PUBLISHING -- 1.6%
    Valassis Communications, Inc.*.....  213,747      7,828,484
                                                   ------------
RETAIL & MERCHANDISING -- 5.5%
    Ames Department Stores, Inc.*......  201,525      9,194,578
    Beyond.com Corp.*..................  179,505      5,149,550
    pcOrder.com, Inc.*.................   65,215      2,710,498
    Rent-Way, Inc.*....................  192,215      4,733,294
    School Specialty, Inc.*............  284,625      4,571,789
                                                   ------------
                                                     26,359,709
                                                   ------------
SEMICONDUCTORS -- 5.8%
    Alpha Industries, Inc.*............  187,287      8,919,543
    ATMI, Inc.*........................  200,560      5,966,660
    GlobeSpan, Inc.*...................   31,245      1,241,989
    NVIDIA Corp.*......................   93,905      1,795,933
    SDL, Inc.*.........................  185,860      9,490,476
                                                   ------------
                                                     27,414,601
                                                   ------------
TELECOMMUNICATIONS -- 10.2%
    Advanced Radio Telecom Corp.*......   75,045      1,078,772
    Com21, Inc.*.......................  100,655      1,717,426
    Copper Mountain Networks, Inc.*....    6,385        493,241
    Digital Microwave Corp.*...........  427,000      5,444,250
    DSP Communications, Inc.*..........   49,640      1,433,355
    Gilat Satellite Networks Ltd.*.....   90,440      4,748,100
    Hyperion Telecommunications, Inc.
      Cl-A*............................  207,350      3,900,772
    TCA Cable TV, Inc. ................  157,960      8,766,780

                                         SHARES       VALUE
                                         ------       -----
    Terayon Communication Systems,
      Inc.*............................   88,060   $  4,920,353
    Viatel, Inc.*......................  203,600     11,427,050
    WinStar Communications, Inc.*......   95,500      4,655,625
                                                   ------------
                                                     48,585,724
                                                   ------------
UTILITIES -- 0.3%
    Avista Corp. ......................   77,380      1,257,425
                                                   ------------
TOTAL COMMON STOCK
  (Cost $326,189,944)..................             440,784,333
                                                   ------------
FOREIGN STOCK -- 1.2%
AUTOMOBILE MANUFACTURERS -- 0.1%
    Ducati Motor Holding SPA --
      (ITL)*...........................  187,726        491,733
                                                   ------------
TELECOMMUNICATIONS -- 1.1%
    Cogeco Cable, Inc. --
      (CAD)............................  121,785      2,147,622
    Moffat Communications Ltd. --
      (CAD)............................  226,490      2,907,544
                                                   ------------
                                                      5,055,166
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $5,190,762)....................               5,546,899
                                                   ------------
                                           PAR
                                          (000)
                                         -------
COMMERCIAL PAPER -- 5.1%
    Household Finance Corp.
      5.45%, 07/01/99..................  $ 2,300      2,300,000
    Prudential Funding Corp.
      5.55%, 07/01/99..................   22,000     22,000,000
                                                   ------------
    (Cost $24,300,000).................              24,300,000
                                                   ------------
                                         SHARES
                                         -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....   17,282         17,282
    Temporary Investment Fund..........   17,282         17,282
                                                   ------------
    (Cost $34,564).....................                  34,564
                                                   ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $355,715,270)..................             470,665,796
OTHER ASSETS LESS
  LIABILITIES -- 1.0%..................               4,928,228
                                                   ------------
NET ASSETS -- 100.0%...................            $475,594,024
                                                   ============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 90.4%
ARGENTINA -- 0.3%
    Banco de Galicia y Buenos Aires
      SA de CV [ADR].................      12,122   $    245,470
    Banco Frances SA [ADR]...........      16,411        311,809
    Telefonica de Argentina SA Cl-B
      [ADR]..........................      21,720        681,465
                                                    ------------
                                                       1,238,744
                                                    ------------
AUSTRALIA -- 2.6%
    Australian Gas Light Co. Ltd. ...      90,795        552,312
    Brambles Industries Ltd. ........      29,000        763,991
    Broken Hill Proprietary Co.
      Ltd. ..........................      57,895        670,635
    Colonial Ltd. ...................     273,852        969,789
    Commonwealth Bank of Australia...      76,068      1,210,945
    Lend Lease Corp. Ltd. ...........      49,700        682,394
    News Corp. Ltd. .................     118,757      1,013,257
    News Corp. Ltd. Pfd. ............      99,030        754,483
    Publishing & Broadcasting
      Ltd. ..........................     186,300      1,229,463
    Star City Holdings Ltd.*.........     419,000        407,698
    TABCORP Holdings Ltd. ...........      99,000        667,099
    Telstra Corp. Ltd. ..............     268,838      1,540,513
    Westpac Banking Corp. Ltd. ......     191,532      1,242,438
                                                    ------------
                                                      11,705,017
                                                    ------------
BELGIUM -- 1.5%
    Dexia Belgium....................       3,940        586,726
    Fortis Cl-B......................      60,664      1,904,978
    KBC Bancassurance Holdings NV....      57,510      3,410,223
    Societe Europeene des Satellites
      [FDR]*.........................       2,600        377,393
    UCB SA...........................      10,100        432,256
                                                    ------------
                                                       6,711,576
                                                    ------------
BRAZIL -- 2.0%
    Banco Bradesco SA................  62,664,000        307,497
    Banco Itau SA....................     710,000        352,407
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [ADR]...................      26,146        486,969
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [GDR]...................       5,160         96,105
    Companhia Cimento Portland
      Itau...........................     865,000         81,965
    Companhia Energetica de Minas
      Geras..........................  14,496,779        298,447
    Companhia Energetica de Minas
      Geras [ADR]....................      16,971        354,171
    Petroleo Brasileiro SA...........   6,427,508        949,833
    Telecomunicacoes Brasileiras SA
      [ADR]*.........................      57,888          3,618
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................      54,888      4,950,211
    Telecomunicacoes de Sao Paulo
      SA.............................   3,831,282        447,320
    Telesp Celular SA Pfd. Cl-B*.....   4,494,000        226,861
    Uniao de Bancos Brasileiros SA
      [GDR]..........................      18,000        433,125
                                                    ------------
                                                       8,988,529
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
CANADA -- 0.2%
    Alcan Aluminium Ltd. ............      19,180   $    605,834
    Royal Bank of Canada.............       8,470        371,981
                                                    ------------
                                                         977,815
                                                    ------------
CHILE -- 0.1%
    Chilectra SA [ADR] 144A..........      14,905        322,498
                                                    ------------
CHINA -- 0.2%
    Huaneng Power International, Inc.
      [ADR]*.........................      51,000        873,375
                                                    ------------
DENMARK -- 0.3%
    Den Danske Bank..................       6,380        691,957
    Tele Danmark AS..................      12,220        601,503
    Unidanmark AS Cl-A...............       4,020        268,306
                                                    ------------
                                                       1,561,766
                                                    ------------
FINLAND -- 0.9%
    Nokia AB Oyj.....................      45,836      4,017,882
                                                    ------------
FRANCE -- 10.2%
    Alcatel..........................      13,422      1,889,389
    AXA SA...........................      25,062      3,057,539
    Banque Nationale de Paris........      12,930      1,077,411
    Carrefour Supermarche SA.........      20,304      2,983,788
    Compagnie de Saint-Gobain........       9,740      1,551,883
    Credit Commercial de France......      12,340      1,333,669
    Dexia France.....................       3,095        414,292
    Dexia France SA..................       7,128        954,144
    Equant NV*.......................       2,300        212,049
    Groupe Danone....................       5,590      1,441,197
    L'Oreal..........................       1,607      1,086,326
    Lafarge SA.......................       5,723        544,160
    Legrand SA.......................       5,173      1,053,080
    Pinault-Printemps Redoute SA.....      22,585      3,875,654
    Sanofi-Synthelabo SA*............      75,188      3,190,729
    Schneider SA.....................      35,418      1,988,811
    Societe Generale.................       8,136      1,433,919
    Societe Nationale Elf Aquitaine
      SA.............................      11,520      1,690,554
    Societe Television Francaise.....       8,420      1,962,421
    Sodexho Alliance SA..............      15,750      2,712,493
    STMicroelectronics NV............      22,240      1,481,627
    Total Fina SA Cl-B...............      32,434      4,184,363
    Vivendi..........................      75,470      6,113,531
                                                    ------------
                                                      46,233,029
                                                    ------------
GERMANY -- 6.0%
    Allianz AG.......................       6,380      1,783,042
    Bayer AG.........................      33,985      1,414,172
    Bayerische Hypo-Und Vereinsbank
      AG.............................      50,899      3,238,665
    Deutsche Bank AG.................      35,874      2,186,446
    Deutsche Telekom AG..............      44,541      1,871,799
    Deutsche Telekom AG Rights*......      44,541          2,297
    Dresdner Bank AG.................      44,733      1,739,166
    Fielmann AG Pfd. ................       1,323         48,299
    Fresenius AG Pfd. ...............       2,660        466,339
    Gehe AG..........................      51,151      2,357,943
    Hoechst AG.......................      12,980        584,962
    Mannesmann AG....................      29,770      4,451,623

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Rhoen-Klinikum AG................       6,150   $    621,545
    SAP AG...........................       5,470      1,875,645
    SAP AG Pfd. .....................       2,987      1,187,493
    Siemens AG.......................      12,790        986,606
    Veba AG..........................      29,924      1,765,173
    Volkswagen AG....................       9,070        585,255
                                                    ------------
                                                      27,166,470
                                                    ------------
HONG KONG -- 2.6%
    Cheung Kong Holdings Ltd. .......     123,000      1,093,881
    China Light & Power Co. Ltd. ....     226,000      1,098,161
    China Telecom Ltd.*..............     500,000      1,388,780
    Henderson Land Development Co.
      Ltd. ..........................     197,000      1,132,445
    Hong Kong Telecommunications
      Ltd. ..........................     273,200        709,532
    HSBC Holdings PLC................      47,600      1,736,239
    Hutchison Whampoa Ltd. ..........     305,000      2,761,609
    New World Development Co.
      Ltd. ..........................     241,000        722,198
    Sun Hung Kai Properties Ltd. ....     103,000        939,247
                                                    ------------
                                                      11,582,092
                                                    ------------
INDIA -- 0.1%
    Mahanagar Telephone Nigam Ltd.
      [GDR]*.........................      44,000        435,600
                                                    ------------
IRELAND -- 0.1%
    CBT Group PLC [ADR]*.............      36,650        604,725
                                                    ------------
ITALY -- 4.4%
    Assicurazioni Generali...........      44,960      1,557,891
    Banca di Roma....................     269,000        386,988
    Banca Popolare di Brescia........      48,000      2,056,761
    Ente Nazionale Idrocarburi SPA...     406,100      2,424,840
    Istituto Nazionale delle
      Assicurazioni..................     707,000      1,640,490
    Italgas SPA......................      72,936        306,131
    Mediolanum SPA...................     149,720      1,150,291
    San Paolo-IMI SPA................     124,681      1,697,250
    Tecnost SPA......................     237,000        585,363
    Telecom Italia Mobile SPA........     564,805      3,372,474
    Telecom Italia SPA...............     293,520      3,051,194
    Unicredito Italiano SPA..........     411,996      1,809,982
                                                    ------------
                                                      20,039,655
                                                    ------------
JAPAN -- 16.5%
    Canon, Inc. .....................     145,000      4,169,002
    Citizen Watch Co. Ltd. ..........      45,000        390,379
    Daiichi Pharmaceutical Co.
      Ltd. ..........................      76,000      1,179,218
    Daiwa House Industry Co. Ltd. ...      94,000        988,647
    DDI Corp. .......................         184      1,144,716
    Denso Corp. .....................     142,000      2,886,080
    East Japan Railway Co. Ltd. .....         213      1,143,873
    Fanuc Co. .......................      20,500      1,100,911
    Fujitsu Ltd. ....................      53,000      1,066,252
    Hitachi Ltd. ....................     184,000      1,725,435
    Honda Motor Co. Ltd. ............       9,000        381,456
    Ito-Yokado Co. Ltd. .............      23,000      1,539,209
    Kao Corp. .......................      84,000      2,359,625

                                         SHARES        VALUE
                                         ------        -----
    Kokuyo Co. Ltd. .................      51,000   $    821,655
    Komori Corp. ....................      39,000        702,435
    Kuraray Co. Ltd. ................     107,000      1,287,153
    Kyocera Corp. ...................      39,000      2,287,746
    Makita Corp. ....................      58,000        656,019
    Matsushita Electric Industrial
      Co. ...........................     175,000      3,397,745
    Mauri Co. Ltd. ..................     117,000      1,933,307
    Mitsubishi Corp. ................     106,000        718,132
    Mitsubishi Heavy Industries
      Ltd. ..........................     485,000      1,967,470
    Mitsui Fudosan Co. Ltd. .........     236,000      1,910,834
    Murata Manufacturing Co. Ltd. ...      52,000      3,368,250
    NEC Corp. .......................     262,000      3,257,787
    Nippon Telegraph & Telephone
      Corp. .........................       3,330      3,906,766
    Nomura Securities Co. Ltd. ......     166,000      1,943,403
    NTT Mobile Communication Network,
      Inc. ..........................       2,150      2,913,179
    Sankyo Co. Ltd. .................     119,000      2,998,691
    Sekisui Chemical Co. Ltd. .......     149,000        864,188
    Sekisui House Ltd. ..............      87,000        938,744
    Seven-Eleven Japan Co. Ltd. .....      14,000      1,371,821
    Shin-Etsu Chemical Co. Ltd. .....      59,000      1,974,203
    Shiseido Co. Ltd. ...............      55,000        824,299
    Sony Corp. ......................      38,900      4,194,160
    Sumitomo Corp. ..................     178,000      1,301,512
    Sumitomo Electric Industries.....     225,000      2,557,913
    TDK Corp. .......................      37,000      3,384,030
    Tokio Marine & Fire Insurance Co.
      Ltd. ..........................      47,000        510,633
    Tokyo Electron Ltd. .............      17,000      1,153,126
    Toppan Printing Co. Ltd. ........      84,000        937,604
    UNY Co. Ltd. ....................      46,000        691,694
                                                    ------------
                                                      74,849,302
                                                    ------------
KOREA -- 0.8%
    Korea Telecom Corp. [ADR]........      33,000      1,320,000
    Samsung Electronics Co. .........      16,316      1,790,235
    SK Telecom Co. Ltd. .............       3,450        462,002
    SK Telecom Co. Ltd. Rights*......         791         40,525
                                                    ------------
                                                       3,612,762
                                                    ------------
MEXICO -- 1.6%
    Cemex SA de CV [ADR].............      14,090        138,698
    Cemex SA de CV Cl-B..............      67,925        327,845
    Fomento Economico Mexicano SA de
      CV UBD Units*..................     192,820        749,018
    Gruma SA [ADR]*..................      25,127        169,605
    Gruma SA Cl-B*...................     116,644        195,072
    Grupo Financiero Bancomer SA Cl-B
      [GDR]..........................       2,330         15,436
    Grupo Financiero Bancomer SA Cl-
      L*.............................       1,725            540
    Grupo Industrial Maseca SA de CV
      Cl-B...........................     306,095        183,378
    Grupo Modelo SA de CV Cl-C*......     213,024        597,515
    Grupo Televisa SA [GDR]*.........      20,634        924,661

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Kimberly-Clark de Mexico SA
      Cl-A...........................     128,630   $    517,369
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      39,014      3,152,819
    TV Azteca SA de CV [ADR]*........      26,200        135,912
                                                    ------------
                                                       7,107,868
                                                    ------------
NETHERLANDS -- 8.5%
    ABN AMRO Holding NV..............      84,706      1,834,446
    AKZO Nobel NV....................       7,768        326,844
    ASM Lithography Holding NV*......      48,220      2,789,726
    CSM NV...........................      32,241      1,610,920
    Elsevier NV......................     157,552      1,827,881
    Fortis (NL) NV...................      80,974      2,501,002
    Gucci Group NV NY Reg. ..........      18,918      1,324,260
    ING Groep NV.....................     107,252      5,806,792
    Koninklijke Ahold NV.............      74,053      2,550,708
    Koninklijke Numico NV............      28,200        998,958
    Koninklijke (Royal) Philips
      Electronics NV.................      30,654      3,023,774
    KPN NV...........................       9,749        457,449
    Royal Dutch Petroleum Co. .......      52,204      3,057,903
    TNT Post Group NV................      10,259        244,922
    Unilever NV......................      26,074      1,757,215
    VNU NV...........................      32,700      1,306,746
    Wolters Kluwer NV................     175,404      6,982,298
                                                    ------------
                                                      38,401,844
                                                    ------------
NEW ZEALAND -- 0.2%
    Telecom Corp. of New Zealand
      Ltd. ..........................     262,000      1,124,595
                                                    ------------
NORWAY -- 0.8%
    Bergesen D.Y. AS Cl-A............       9,560        140,870
    Norsk Hydro AS...................      38,630      1,457,415
    Orkla ASA Cl-A...................     131,030      2,038,962
                                                    ------------
                                                       3,637,247
                                                    ------------
PORTUGAL -- 0.5%
    Jeronimo Martins SGPS SA.........      69,629      2,299,951
                                                    ------------
RUSSIA -- 0.0%
    Gazprom [ADR]....................      20,040        225,851
                                                    ------------
SINGAPORE -- 0.4%
    Singapore Press Holdings Ltd. ...      39,456        672,096
    United Overseas Bank Ltd. .......     192,000      1,342,050
                                                    ------------
                                                       2,014,146
                                                    ------------
SPAIN -- 2.9%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......      45,336      1,032,786
    Banco Bilbao Vizcaya SA..........      44,950        649,441
    Banco Popular Espanol SA.........       7,730        556,026
    Banco Santander Central Hispano
      SA.............................     196,370      2,045,352
    Endesa SA........................      64,002      1,364,947
    Gas Natural SDG SA...............      11,751        854,349
    Iberdrola SA.....................      97,943      1,491,851
    Repsol SA........................      44,925        917,328
    Telefonica SA....................      86,692      4,176,000
                                                    ------------
                                                      13,088,080
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 3.4%
    ABB AB Cl-A......................      72,000   $    956,981
    AstraZeneca Group PLC*...........      92,089      3,585,320
    Atlas Copco AB Cl-B..............      41,770      1,120,190
    Electrolux AB Cl-B...............     112,590      2,357,285
    Esselte AB.......................      14,410        149,155
    Granges AB*......................       6,285        106,454
    Hennes & Mauritz AB Cl-B.........     155,550      3,842,213
    Meto AB*.........................      14,410         71,357
    Nordbanken Holding Co. AB*.......     326,678      1,909,715
    Sandvik AB Cl-B..................      35,340        781,478
    Securitas AB Cl-B................      31,685        473,314
                                                    ------------
                                                      15,353,462
                                                    ------------
SWITZERLAND -- 5.9%
    ABB AG*..........................       1,229      1,936,877
    Adecco SA........................       5,070      2,716,671
    Credit Suisse Group..............      10,600      1,834,181
    Nestle SA........................       3,598      6,482,737
    Novartis AG......................       3,429      5,006,999
    Roche Holding AG.................         365      3,751,922
    Swisscom AG*.....................       1,944        731,537
    UBS AG...........................      13,650      4,074,129
                                                    ------------
                                                      26,535,053
                                                    ------------
UNITED KINGDOM -- 17.4%
    Abbey National PLC...............     124,000      2,327,932
    ASDA Group PLC...................     425,450      1,456,952
    BG PLC...........................     150,597        919,867
    British Petroleum Co. PLC........     113,840      2,040,291
    Cable & Wireless PLC.............     268,000      3,415,479
    Cadbury Schweppes PLC............     477,912      3,043,450
    Caradon PLC......................     305,530        719,999
    Centrica PLC*....................     113,589        266,784
    Compass Group PLC................     330,000      3,271,910
    Diageo PLC.......................     514,436      5,372,223
    Electrocomponents PLC............     110,000        812,342
    GKN PLC..........................      32,000        546,280
    Glaxo Wellcome PLC...............     208,000      5,780,328
    Hays PLC.........................      40,000        421,501
    Kingfisher PLC...................     548,900      6,316,157
    Ladbroke Group PLC...............     191,000        757,196
    Laing, (John) PLC Cl-A...........      70,000        348,124
    National Westminster Bank PLC....     482,670     10,233,151
    Rank Group PLC...................     115,120        457,740
    Reed International PLC...........     549,740      3,667,677
    Rio Tinto PLC....................     142,600      2,390,528
    Rolls-Royce PLC..................     105,140        444,989
    Safeway PLC......................     247,660        992,553
    Shell Transport & Trading Co.
      PLC............................     919,000      6,891,776
    Smith, (David S.) Holdings PLC...     197,900        463,243
    SmithKline Beecham PLC...........     599,240      7,788,042
    Tesco PLC........................     696,000      1,791,015
    Tomkins PLC......................     522,444      2,264,693

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Unilever PLC.....................     207,571   $  1,847,002
    United News & Media PLC..........     197,470      1,898,750
                                                    ------------
                                                      78,947,974
                                                    ------------
TOTAL INVESTMENTS -- 90.4%
  (Cost $334,189,775)................                409,656,908
OTHER ASSETS LESS
  LIABILITIES -- 9.6%................                 43,470,987
                                                    ------------
NET ASSETS -- 100.0%.................               $453,127,895
                                                    ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 1999. Percentages are based on net assets.

INDUSTRY
Aerospace...........................................   0.6%
Automobile Manufacturers............................   1.0%
Automotive Parts....................................   0.1%
Beverages...........................................   0.8%
Broadcasting........................................   0.7%
Building Materials..................................   0.6%
Business Services...................................   0.9%
Chemicals...........................................   1.0%
Clothing & Apparel..................................   0.3%
Computer Services & Software........................   1.3%
Conglomerates.......................................   2.4%
Construction........................................   1.3%
Consumer Products & Services........................   2.8%
Electronic Components & Equipment...................   7.1%
Entertainment & Leisure.............................   1.6%
Equipment Services..................................   0.2%
Financial -- Bank & Trust...........................   7.0%
Financial Services..................................   6.3%
Food................................................   7.9%
Hotels & Motels.....................................   0.3%
Industrial Products.................................   1.1%
Insurance...........................................   2.9%
Machinery & Equipment...............................   0.7%
Medical Supplies & Equipment........................   0.1%
Metals & Mining.....................................   0.8%
Miscellaneous.......................................   0.7%
Office Equipment....................................   1.0%
Oil & Gas...........................................   4.3%
Paper & Forest Products.............................   0.6%
Pharmaceuticals.....................................   7.6%
Printing & Publishing...............................   4.5%
Real Estate.........................................   1.7%
Retail & Merchandising..............................   2.2%
Semiconductors......................................   0.9%
Telecommunications..................................  14.3%
Transportation......................................   0.5%
Utilities...........................................   2.3%
                                                      -----
TOTAL...............................................  90.4%
                                                      =====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.1% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
FOREIGN BONDS -- 92.4%
AUSTRALIA -- 6.4%
    Australian Government
      9.00%, 09/15/04................     4,000    $  3,028,456
      8.75%, 08/15/08................     6,700       5,191,652
    Federal National Mortgage Assoc.
      6.375%, 08/15/07...............     2,000       1,303,657
                                                   ------------
                                                      9,523,765
                                                   ------------
AUSTRIA -- 2.6%
    Austrian National Government
      5.00%, 01/15/08................     3,689       3,899,352
                                                   ------------
CANADA -- 2.6%
    Canadian Government
      5.00%, 09/01/04................     5,750       3,815,268
                                                   ------------
DENMARK -- 2.7%
    Kingdom of Denmark
      6.00%, 11/15/02................    27,000       3,987,427
                                                   ------------
EUROPEAN CURRENCY UNIT -- 2.4%
    American Standard Co., Inc.
      7.125%, 06/01/06...............       340         350,929
    Carrier 1
      13.25%, 02/15/09...............       120         132,415
    Cyprus Government
      5.375%, 07/28/08...............       700         708,292
    Dura Operating Corp.
      9.00%, 05/01/09................       350         355,530
    Hermes Europe Railtel
      10.375%, 01/15/06..............       320         349,806
    Huntsman ICI Chemicals
      10.125%, 07/01/09..............       280         291,643
    Orange PLC
      7.625%, 08/01/08...............       320         339,081
    Public Power Corp.
      4.50%, 03/12/09................       700         665,472
    Slovenian Government
      5.375%, 05/27/05...............       300         316,929
                                                   ------------
                                                      3,510,097
                                                   ------------
FRANCE -- 6.5%
    Caisse Nationale des Autoroutes
      5.85%, 03/24/13................     1,006       1,113,556
    French Government
      4.00%, 04/25/09................     1,200       1,183,071
    French Treasury Bill
      4.50%, 07/12/02................     5,072       5,374,956
    Reseau Ferre de France
      5.25%, 04/14/10................     1,000       1,056,225
    SunAmerica Institutional Funding
      5.25%, 05/20/09................     5,500         876,201
                                                   ------------
                                                      9,604,009
                                                   ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
GERMANY -- 23.1%
    Bank Nederlandse Gemeenten
      6.25%, 08/10/00................     1,000    $    545,602
      5.25%, 10/01/01................     2,100       1,150,027
    Colt Telecom Group PLC
      8.875%, 11/30/07...............       470         258,973
    German Government
      4.50%, 05/17/02................     5,270       5,581,793
      7.50%, 11/11/04................     2,240       2,687,790
      6.875%, 05/12/05...............     4,092       4,810,213
      6.00%, 01/04/07................     1,789       2,026,909
      6.50%, 07/04/27................     4,110       4,905,895
    Hypothekenbank In Essen
      4.25%, 07/06/09................     2,100       2,059,979
    Inter-American Bank
      1.90%, 07/08/09................   130,000       1,068,614
    Inter-American Development Bank
      7.00%, 06/08/05................     4,500       2,690,705
    KFW International Finance, Inc.
      6.75%, 06/20/05................     2,301       2,673,146
    Minnesota Mining & Manufacturing
      Co.
      5.00%, 10/15/01................       900         487,352
    SunAmerica Institutional Funding
      5.125%, 04/15/08...............     2,800       1,500,607
    Tennessee Valley Authority
      6.375%, 09/18/06...............     3,000       1,754,415
                                                   ------------
                                                     34,202,020
                                                   ------------
GREECE -- 1.7%
    Greek Government
      6.60%, 01/15/04................   775,000       2,480,620
                                                   ------------
ITALY -- 6.3%
    Italian Government
      9.00%, 10/01/03................     5,565       6,844,047
      7.25%, 11/01/26................     1,978       2,500,071
                                                   ------------
                                                      9,344,118
                                                   ------------
JAPAN -- 10.1%
    Asian Development Bank
      3.125%, 06/29/05...............   200,000       1,818,217
    Central Bank of Tunisia
      4.95%, 09/27/11................    65,000         528,974
    European Investment Bank
      4.625%, 02/26/03...............    80,000         750,321
      3.00%, 09/20/06................    50,000         452,385
    Export-Import Bank of Japan
      4.375%, 10/01/03...............   360,000       3,390,573
    Japanese Government
      0.90%, 12/22/08................   100,000         751,763
      0.90%, 12/22/08................   450,000       3,382,933
    Korea Development Bank
      2.56%, 06/26/01................   100,000         833,998
      1.875%, 02/13/02...............    60,000         491,291
    Korea Industrial Leasing
      2.20%, 08/07/02................    70,000         576,894

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
    Republic of Austria
      4.50%, 09/28/05................   170,000    $  1,659,393
    United Mexican States
      3.85%, 12/31/19................    35,000         238,565
                                                   ------------
                                                     14,875,307
                                                   ------------
NETHERLANDS -- 3.7%
    Netherlands Government
      5.75%, 01/15/04................     4,946       5,478,326
                                                   ------------
PORTUGAL -- 0.4%
    European Investment Bank
      5.25%, 03/23/02................   100,000         531,935
                                                   ------------
RUSSIA -- 0.0%
    Russia Ofz
      30.00%, 07/14/99 [VR]..........       425           2,366
      30.00%, 07/28/99 [VR]..........       850           4,903
      30.00%, 08/10/99 [VR]..........       425           2,893
      30.00%, 08/12/99 [VR]..........       425           2,598
      30.00%, 08/16/99 [VR]..........       425           2,698
      30.00%, 08/24/99 [VR]..........       425           2,924
      30.00%, 08/26/99 [VR]..........       425           2,546
      30.00%, 09/09/99 [VR]..........       425           2,538
      30.00%, 09/10/99 [VR]..........       425           2,924
      30.00%, 09/23/99 [VR]..........       425           2,519
      30.00%, 09/24/99 [VR]..........       425           2,735
      58.75%, 12/15/01 [ZCB].........     1,457           5,785
                                                   ------------
                                                         37,429
                                                   ------------
SPAIN -- 5.1%
    Spanish Government
      6.15%, 01/31/13................     4,557       6,231,098
      6.00%, 01/31/29................     1,202       1,324,076
                                                   ------------
                                                      7,555,174
                                                   ------------
SWEDEN -- 5.8%
    Swedish Government
      5.50%, 04/12/02................    34,000       4,135,165
      6.50%, 10/25/06................    21,000       2,712,669
      5.00%, 01/28/09................    15,000       1,751,686
                                                   ------------
                                                      8,599,520
                                                   ------------
UNITED KINGDOM -- 13.0%
    Abbey National Treasury
      5.25%, 01/21/04................       780       1,178,791
    Alliance & Leicester BLD
      8.75%, 12/07/06................     1,300       2,284,119
    Coral Group PLC
      10.00%, 02/15/09...............       130         202,357
    Doncasters PLC
      8.125%, 05/01/09...............       200         310,136
    Energis PLC
      9.50%, 06/15/09................       100         159,206
    European Investment Bank
      4.00%, 04/15/09................     1,400       1,357,004

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
    Federal National Mortgage Assoc.
      6.875%, 06/07/02...............       990    $  1,599,543
    Gallaher Group PLC
      5.875%, 08/06/08...............       500         261,911
    Halifax Building Society
      8.75%, 07/10/06................       600       1,064,281
    LCR Finance PLC
      4.75%, 12/31/10................       540         797,785
    NTL, Inc. [STEP]
      10.75%, 04/01/08...............       340         358,410
    Telewest Communication PLC [STEP]
      9.256%, 04/15/09...............       263         266,358
    United Kingdom Treasury
      6.50%, 12/07/03................       850       1,393,711
      7.50%, 12/07/06................     3,510       6,223,279
      7.25%, 12/07/07................     1,000       1,774,275
                                                   ------------
                                                     19,231,166
                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $146,257,014)................               136,675,533
                                                   ------------
                                          PAR
                                         (000)
                                       --------
SOVEREIGN ISSUES -- 4.4%
ARGENTINA -- 0.5%
    Republic of Argentina [FRB, BRB]
      5.938%, 03/31/05...............   $   209         177,580
      11.375%, 01/30/17..............       250         215,625
      6.00%, 03/31/23................       575         366,562
                                                   ------------
                                                        759,767
                                                   ------------
BRAZIL -- 0.5%
    Republic of Brazil Capitalization
      [FRB, BRB]
      5.00%, 04/15/14................     1,195         756,792
                                                   ------------
BULGARIA -- 0.7%
    National Republic of Bulgaria
      [FRN, BRB]
      6.688%, 07/28/11...............       355         244,506
      2.50%, 07/28/12................     1,270         768,350
                                                   ------------
                                                      1,012,856
                                                   ------------
MEXICO -- 0.8%
    United Mexican States
      6.25%, 12/31/19 [BRB]..........       600         438,330
      11.50%, 05/15/26...............       521         571,641
    United Mexican States
      Cl-W-B [BRB]
      6.25%, 12/31/19................       250         182,637
                                                   ------------
                                                      1,192,608
                                                   ------------

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
POLAND -- 1.4%
    Government of Poland [STEP, BRB]
      3.00%, 10/27/24................    $1,750    $  1,058,750
    Government of Poland PDI [BRB]
      5.00%, 10/27/14................       600         531,000
      5.00%, 10/27/14................       125         110,625
    Poland Communications, Inc.
      9.875%, 11/01/03...............       300         297,000
                                                   ------------
                                                      1,997,375
                                                   ------------
RUSSIA -- 0.5%
    City of Moscow++++
      9.50%, 05/31/00................       100          61,500
    Russia -- IAN [FRN]
      5.969%, 12/15/15...............     1,588         255,122
    Russia Principal Loans [FRN]
      2.984%, 12/15/20...............       810          99,731
    Russian Government
      8.75%, 07/24/05................       160          79,400
      11.00%, 07/24/18...............       375         186,094
                                                   ------------
                                                        681,847
                                                   ------------
TOTAL SOVEREIGN ISSUES
  (Cost $7,911,090)..................                 6,401,245
                                                   ------------
                                        SHARES
                                       --------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*...   233,000               0
                                                   ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*......................       250               0
                                                   ------------
VENEZUELA -- 0.0%
    Republic of Venezuela
      Warrants*......................     1,250               0
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $0)..........................                         0
                                                   ------------
                                       NUMBER OF
                                       CONTRACTS
                                       --------
OPTIONS -- 0.0%
CALL OPTIONS
    Republic of South Africa, Strike
      Price 14.75, Expires 11/30/99
    (Cost $34,656)...................     1,000    $     38,944
                                                   ------------
TOTAL INVESTMENTS -- 96.8% (Cost
  $154,202,760)......................               143,115,722
OTHER ASSETS LESS
  LIABILITIES -- 3.2%................                 4,779,929
                                                   ------------
NET ASSETS -- 100.0%.................              $147,895,651
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                                  IN         UNREALIZED
SETTLEMENT                 CONTRACTS           EXCHANGE     APPRECIATION
  MONTH      TYPE         TO RECEIVE             FOR       (DEPRECIATION)
-------------------------------------------------------------------------
07/99        Buy    CAD        546,058   EUR     353,168     $   4,833
07/99        Buy    CAD      2,355,000   GBP   1,000,000        16,653
07/99        Buy    DKK      6,761,610   EUR     909,577         1,283
07/99        Buy    EUR        909,723   DKK   6,761,610        (1,100)
07/99        Buy    EUR      2,000,000   SEK  17,414,890        11,195
07/99        Buy    JPY    752,853,786   AUD   9,651,972      (172,263)
07/99        Buy    JPY    174,343,873   GBP     902,401        20,403
07/99        Buy    JPY    123,778,007   SEK   8,548,205        17,186
                                                             ---------
                                                             $(101,810)
                                                             =========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++++ Illiquid security. At the end of the period, this security amounted to less than 0.1% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 94.6%
ADVERTISING -- 0.5%
    DoubleClick, Inc.* ..............      13,500   $  1,238,625
                                                    ------------
BROADCASTING -- 4.0%
    Capstar Broadcasting Corp.
      Cl-A* .........................     119,900      3,282,262
    Chancellor Media Corp.* .........      74,200      4,090,275
    Jones Intercable, Inc. Cl-A* ....      75,300      3,689,700
                                                    ------------
                                                      11,062,237
                                                    ------------
BUSINESS SERVICES -- 0.8%
    International Network
      Services* .....................      55,200      2,228,700
                                                    ------------
CHEMICALS -- 0.5%
    Waters Corp.* ...................      24,800      1,317,500
                                                    ------------
CLOTHING & APPAREL -- 2.5%
    Abercrombie & Fitch Co. Cl-A* ...      78,200      3,753,600
    AnnTaylor Stores Corp.* .........      64,500      2,902,500
                                                    ------------
                                                       6,656,100
                                                    ------------
COMPUTER HARDWARE -- 1.7%
    Adaptec, Inc.* ..................     129,300      4,565,906
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 15.7%
    BroadVision, Inc.* ..............      28,900      2,131,375
    CheckFree Holdings Corp.* .......      75,700      2,086,481
    Citrix Systems, Inc.* ...........     145,100      8,198,150
    Exodus Communications, Inc.* ....      16,000      1,919,000
    Inktomi Corp.* ..................       9,600      1,253,400
    Intuit, Inc.* ...................      50,200      4,524,275
    Lycos, Inc.* ....................      18,200      1,672,125
    Network Appliance, Inc.* ........      50,600      2,827,275
    Novell, Inc.* ...................     177,500      4,703,750
    PSINet, Inc.* ...................      22,600        988,750
    Safeguard Scientifics, Inc.* ....      25,100      1,556,200
    Siebel Systems, Inc.* ...........      72,800      4,832,100
    USWeb Corp.* ....................      73,200      1,624,125
    VERITAS Software Corp.* .........      39,600      3,759,525
                                                    ------------
                                                      42,076,531
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 2.3%
    Estee Lauder Companies, Inc.
      Cl-A ..........................      62,400      3,127,800
    Fortune Brands, Inc. ............      71,800      2,970,725
                                                    ------------
                                                       6,098,525
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.8%
    Altera Corp.* ...................     117,000      4,307,062
    Broadcom Corp.* .................       5,200        751,725
    E-Tek Dynamics, Inc.* ...........       6,100        290,131
    Gemstar International Group
      Ltd.* .........................      28,700      1,872,675
    Maxim Integrated Products,
      Inc.* .........................      41,700      2,773,050
    Metromedia Fiber Network, Inc.
      Cl-A* .........................      35,900      1,290,156
    Sanmina Corp.* ..................      91,400      6,934,975
                                                    ------------
                                                      18,219,774
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ENTERTAINMENT & LEISURE -- 1.6%
    SFX Entertainment, Inc. Cl-A* ...      64,500   $  4,293,281
                                                    ------------
ENVIRONMENTAL SERVICES -- 2.0%
    Republic Services, Inc. Cl-A* ...     227,400      5,628,150
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.1%
    State Street Boston Corp. .......      33,700      2,877,138
                                                    ------------
FINANCIAL SERVICES -- 7.8%
    Capital One Financial Corp. .....      90,000      5,011,875
    Donaldson, Lufkin & Jenrette,
      Inc. ..........................      65,200      3,928,300
    E*TRADE Group, Inc.* ............      69,300      2,767,669
    FINOVA Group, Inc. ..............      50,200      2,641,775
    Lehman Brothers Holdings,
      Inc. ..........................      38,800      2,415,300
    Nationwide Financial Services,
      Inc. ..........................      33,600      1,520,400
    Providian Financial Corp. .......      27,300      2,552,550
                                                    ------------
                                                      20,837,869
                                                    ------------
FOOD -- 0.6%
    Food Lion, Inc. Cl-B ............     128,500      1,485,781
                                                    ------------
FURNITURE -- 0.8%
    Furniture Brands International,
      Inc.* .........................      79,800      2,224,425
                                                    ------------
HEALTHCARE SERVICES -- 1.3%
    TLC The Laser Center, Inc.* .....      40,200      1,929,600
    Wellpoint Health Networks,
      Inc.* .........................      18,300      1,553,213
                                                    ------------
                                                       3,482,813
                                                    ------------
HOTELS & MOTELS -- 0.7%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT] ........      64,100      1,959,056
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Bard, (C.R.), Inc. ..............      69,300      3,313,406
    MiniMed, Inc.* ..................      26,300      2,023,456
                                                    ------------
                                                       5,336,862
                                                    ------------
OFFICE EQUIPMENT -- 2.4%
    Office Depot, Inc.* .............      61,200      1,350,225
    Staples, Inc.* ..................     162,900      5,039,719
                                                    ------------
                                                       6,389,944
                                                    ------------
OIL & GAS -- 4.0%
    Coastal Corp. ...................     100,900      4,036,000
    Enron Oil & Gas Co. .............     151,400      3,065,850
    Union Pacific Resources Group,
      Inc. ..........................     220,700      3,600,169
                                                    ------------
                                                      10,702,019
                                                    ------------
PERSONAL SERVICES -- 1.2%
    Cendant Corp.* ..................     154,600      3,169,300
                                                    ------------
PHARMACEUTICALS -- 7.3%
    Biogen, Inc.* ...................      89,200      5,736,675
    Cardinal Health, Inc. ...........      46,000      2,949,750
    Elan Corp. PLC [ADR]* ...........     132,700      3,682,425
    Immunex Corp.* ..................      33,800      4,307,388
    Sepracor, Inc.* .................      36,100      2,933,125
                                                    ------------
                                                      19,609,363
                                                    ------------

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
PRINTING & PUBLISHING -- 1.1%
    Valassis Communications,
      Inc.* .........................      81,750   $  2,994,094
                                                    ------------
RAILROADS -- 1.2%
    Kansas City Southern Industries,
      Inc. ..........................      51,200      3,267,200
                                                    ------------
RESTAURANTS -- 1.0%
    Brinker International, Inc.* ....      96,600      2,626,313
                                                    ------------
RETAIL & MERCHANDISING -- 7.6%
    Best Buy Co., Inc.* .............      90,800      6,129,000
    Circuit City Stores, Inc. .......      22,000      2,046,000
    Costco Companies, Inc.* .........      17,300      1,385,081
    Linens 'n Things, Inc.* .........      83,200      3,640,000
    TJX Companies, Inc. .............     220,600      7,348,738
                                                    ------------
                                                      20,548,819
                                                    ------------
SEMICONDUCTORS -- 4.4%
    Conexant Systems, Inc.* .........      29,300      1,701,231
    PMC-Sierra, Inc.* ...............      62,600      3,689,488
    Uniphase Corp.* .................      27,600      4,581,600
    Vitesse Semiconductor Corp.* ....      28,400      1,915,225
                                                    ------------
                                                      11,887,544
                                                    ------------
TELECOMMUNICATIONS -- 9.1%
    Adelphia Communications Corp. Cl-
      A* ............................      26,700      1,698,788
    Frontier Corp. ..................      62,700      3,699,300
    Intermedia Communications,
      Inc.* .........................     103,200      3,096,000
    NTL, Inc.* ......................      62,100      5,352,244
    RSL Communications Ltd. Cl-A* ...     132,900      2,566,631
    Tellabs, Inc.* ..................      75,300      5,087,456
    WinStar Communications, Inc.* ...      60,000      2,925,000
                                                    ------------
                                                      24,425,419
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
TRANSPORTATION -- 1.1%
    Avis Rent A Car, Inc.* ..........     103,400   $  3,011,525
                                                    ------------
UTILITIES -- 1.5%
    Montana Power Co. ...............      55,700      3,926,850
                                                    ------------
TOTAL COMMON STOCK
  (Cost $203,094,037)................                254,147,663
                                                    ------------
                                          PAR
                                         (000)
                                       ----------
COMMERCIAL PAPER -- 3.7%
    Koch Industries
      5.85%, 07/01/99
    (Cost $10,000,000)...............  $   10,000     10,000,000
                                                    ------------
                                         SHARES
                                       ----------
SHORT-TERM INVESTMENTS -- 1.5%
    Temporary Investment Cash
      Fund ..........................   2,052,347      2,052,347
    Temporary Investment Fund .......   2,052,347      2,052,347
                                                    ------------
    (Cost $4,104,694)................                  4,104,694
                                                    ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $217,198,731)................                268,252,357
OTHER ASSETS LESS
  LIABILITIES -- 0.2%................                    595,163
                                                    ------------
NET ASSETS -- 100.0%.................               $268,847,520
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 93.6%
AUSTRIA -- 0.9%
    KTM-Motorradholding AG...........     14,575   $    973,991
                                                   ------------
BRAZIL -- 1.1%
    Aracruz Celulose SA [ADR]........     54,025      1,188,550
                                                   ------------
CANADA -- 4.6%
    Cinar Corp. Cl-B*................    120,025      2,940,613
    Dorel Industries, Inc. Cl-B*.....     70,575      1,528,279
    Research in Motion, Ltd.*........     20,000        399,311
                                                   ------------
                                                      4,868,203
                                                   ------------
DENMARK -- 2.1%
    Vestas Wind Systems AS 144A*.....     25,250      2,229,455
                                                   ------------
FINLAND -- 3.2%
    KCI Konecranes International
      PLC*...........................     33,200      1,140,471
    Raisio Group PLC.................    242,000      2,246,102
                                                   ------------
                                                      3,386,573
                                                   ------------
FRANCE -- 4.5%
    Altran Technologies SA...........     13,000      3,432,060
    Dassault Systemes SA.............     27,950        923,807
    Royal Canin SA...................      7,500        433,133
                                                   ------------
                                                      4,789,000
                                                   ------------
GERMANY -- 14.3%
    Douglas Holding AG...............     32,225      1,455,588
    IXOS Software AG*................      5,475        920,329
    Marschollek, Lautenschlaeger und
      Partner AG Non-Voting Pfd. ....      6,575      3,051,264
    Porsche AG Pfd. .................      1,700      3,962,132
    PrimaCom AG*.....................      6,400        283,805
    Rhoen-Klinikum AG................      5,600        565,960
    Schwarz Pharma AG................     35,200      1,626,268
    Singulus Technologies AG*........      8,800      1,059,071
    Sixt AG..........................     33,675      2,344,137
                                                   ------------
                                                     15,268,554
                                                   ------------
GREECE -- 1.2%
    Chipita International SA.........     48,168      1,257,315
                                                   ------------
IRELAND -- 2.8%
    Esat Telecom Group PLC [ADR]*....     28,975      1,271,278
    Ryanair Holdings PLC [ADR]*......     31,600      1,674,800
                                                   ------------
                                                      2,946,078
                                                   ------------
ITALY -- 6.7%
    Bulgari SPA......................    372,950      2,507,666
    Class Editori SPA*...............     62,400        498,721
    Ducati Motor Holding SPA*........    112,025        293,441
    Gruppo Editoriale L'Espresso
      SPA............................    160,650      2,601,069
    Industrie Natuzzi SPA [ADR]......     66,150      1,285,791
                                                   ------------
                                                      7,186,688
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
JAPAN -- 10.0%
    Fancl Corp. .....................     10,000   $  1,817,639
    Fuji Soft ABC, Inc. .............     50,000      2,974,318
    Nippon System Development........     57,000      3,390,722
    Ryohin Keikaku Co. Ltd. .........     10,000      2,515,777
                                                   ------------
                                                     10,698,456
                                                   ------------
MALAYSIA -- 0.0%
    KFC Holdings Berhad
      Warrants++++*..................     21,333          9,100
                                                   ------------
MEXICO -- 1.2%
    Grupo Posadas SA Cl-A*...........  1,875,600      1,298,352
                                                   ------------
NETHERLANDS -- 6.5%
    Beter Bed Holding NV.............     23,425        676,409
    Grand Hotel Krasnapolsky NV......      6,900        462,168
    Hunter Douglas NV................     46,400      1,593,433
    IHC Caland NV....................     37,700      1,477,395
    Nutreco Holding NV...............     58,450      2,073,550
    Ordina NV*.......................     23,000        664,137
    Ordina NV Rights*................     23,000         21,347
                                                   ------------
                                                      6,968,439
                                                   ------------
NORWAY -- 2.9%
    Narvesen ASA.....................     16,000        371,940
    Stolt Comex Seaway SA*...........     65,525        712,584
    Tomra Systems ASA................     53,975      2,029,488
                                                   ------------
                                                      3,114,012
                                                   ------------
SINGAPORE -- 2.0%
    Natsteel Electronics Ltd.*.......    506,000      2,214,253
                                                   ------------
SPAIN -- 2.9%
    Baron de Ley SA*.................     34,350      1,183,164
    Tele Pizza SA*...................    372,650      1,929,196
                                                   ------------
                                                      3,112,360
                                                   ------------
SWEDEN -- 1.6%
    Haldex AB........................     51,010        665,994
    Ortivus AB Cl-B*.................     50,200        277,520
    Semcon AB........................     84,775        757,833
                                                   ------------
                                                      1,701,347
                                                   ------------
SWITZERLAND -- 3.1%
    Kudelski SA*.....................        450      1,606,533
    Logitech International SA*.......      8,300      1,201,281
    Phonak Holding AG................        400        535,189
                                                   ------------
                                                      3,343,003
                                                   ------------

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
UNITED KINGDOM -- 22.0%
    Capital Radio PLC................    132,025   $  1,747,084
    Eidos PLC [ADR]*.................     67,350      2,226,759
    Filtronic PLC....................    123,125      1,448,815
    Flextech PLC*....................    195,550      3,148,713
    ICON PLC [ADR]*..................     52,925      1,038,653
    Parity PLC.......................    213,800      2,123,172
    PizzaExpress PLC.................    276,525      3,988,341
    Psion PLC........................    233,125      3,013,280
    Scoot.com PLC*...................  1,290,825        763,019
    Select Appointments Holdings
      PLC............................    184,475      2,196,893
    Wetherspoon, (J.D.) PLC..........    385,875      1,809,549
                                                   ------------
                                                     23,504,278
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $73,333,605).................               100,058,007
                                                   ------------
U.S. STOCK -- 0.9%
BROADCASTING
    United International Holdings,
      Inc. Cl-A*
    (Cost $461,578)..................     13,675        924,772
                                                   ------------
                                          PAR
                                         (000)
                                         -----
COMMERCIAL PAPER--5.7%
    A.I. Credit Corp.
      5.65%, 07/01/99................  $   3,000      3,000,000
    Coca-Cola Corp.
      5.65%, 07/01/99................      3,091      3,091,000
                                                   ------------
    (Cost $6,091,000)................                 6,091,000
                                                   ------------
TOTAL INVESTMENTS -- 100.2%
  (Cost $79,886,183).................               107,073,779
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2%).............                  (187,669)
                                                   ------------
NET ASSETS -- 100.0%.................              $106,886,110
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                           IN
SETTLEMENT                CONTRACTS     EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE         TO RECEIVE      FOR      AT VALUE    DEPRECIATION
---------------------------------------------------------------------------
07/99        Buy    EUR     64,982      $67,309    $ 67,018        $291
08/99        Buy    GBP     94,960      150,275     149,685         590
                                        --------   --------        ----
                                        $217,584   $216,703        $881
                                        ========   ========        ====

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 1999. Percentages are based on net assets.

INDUSTRY
--------
Aerospace............................................   3.2%
Airlines.............................................   1.6%
Automobile Manufacturers.............................   4.9%
Automotive Parts.....................................   0.6%
Beverages............................................   1.1%
Broadcasting.........................................   8.3%
Business Services....................................   3.4%
Capital Goods........................................   1.1%
Computer Hardware....................................   1.1%
Computer Services & Software.........................  14.6%
Consumer Products & Services.........................   3.2%
Electronic Components & Equipment....................   4.6%
Environmental Services...............................   1.9%
Food.................................................   4.4%
Furniture............................................   2.6%
Hotels & Motels......................................   1.6%
Insurance............................................   2.9%
Medical Supplies & Equipment.........................   1.3%
Oil & Gas............................................   2.0%
Paper & Forest Products..............................   1.1%
Pharmaceuticals......................................   2.5%
Printing & Publishing................................   3.6%
Retail & Merchandising...............................  17.0%
Telecommunications...................................   2.9%
Utilities............................................   2.1%
                                                       ----
TOTAL................................................  93.6%
                                                       ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++++ Illiquid security. At the end of the period, this security amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 2.1% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 81.2%
BUILDING & REAL ESTATE -- 4.0%
    Archstone Communities Trust
      [REIT].........................     19,285   $    423,065
    Camden Property Trust............     30,100        835,275
    Kilroy Realty Corp. .............     22,000        534,875
    Post Properties, Inc. [REIT].....     22,000        902,000
    United Dominion Realty Trust
      [REIT].........................     42,000        493,500
    Weeks Corp.......................     28,500        869,250
                                                   ------------
                                                      4,057,965
                                                   ------------
CHEMICALS -- 5.1%
    Bush Boake Allen, Inc.*..........     34,000        994,500
    Grace, (W.R.) & Co.*.............     64,000      1,176,000
    Great Lakes Chemical Corp. ......     22,800      1,050,225
    Hercules, Inc. ..................      8,000        314,500
    Millennium Chemicals, Inc. ......     10,500        247,406
    Octel Corp.*.....................     77,375        967,187
    Olin Corp. ......................     35,800        472,112
                                                   ------------
                                                      5,221,930
                                                   ------------
CONTAINERS & PACKAGING -- 0.9%
    Smurfit-Stone Container Corp.*...     43,600        896,525
                                                   ------------
DIVERSIFIED METALS -- 3.5%
    Century Aluminum Co. ............     60,000        371,250
    Nucor Corp. .....................     28,500      1,351,969
    Reynolds Metals Co. .............     30,800      1,817,200
                                                   ------------
                                                      3,540,419
                                                   ------------
DIVERSIFIED RESOURCES -- 2.9%
    Burlington Northern Santa Fe
      Corp. .........................     29,400        911,400
    Foster Wheeler Corp. ............     40,000        565,000
    IMC Global, Inc. ................     53,800        948,225
    Penn Virginia Corp. .............     26,700        527,325
                                                   ------------
                                                      2,951,950
                                                   ------------
ENERGY SERVICES -- 8.9%
    BJ Services Co.*.................    133,800      3,938,737
    Fluor Corp. .....................     37,700      1,526,850
    Halliburton Co. .................     23,600      1,067,900
    Layne Christensen Co.*...........     35,000        223,125
    McDermott International, Inc. ...     13,000        367,250
    Niagara Mohawk Holdings, Inc.*...    118,000      1,895,375
                                                   ------------
                                                      9,019,237
                                                   ------------
FARMING & AGRICULTURE -- 0.8%
    Imperial Sugar Co. ..............    120,000        832,500
                                                   ------------
FOREST PRODUCTS -- 4.3%
    Champion International Corp. ....     15,000        718,125
    Domtar, Inc. ....................    192,300      1,826,850
    Fort James Corp.                      22,100        837,037
    Kimberly-Clark Corp. ............     17,300        986,100
                                                   ------------
                                                      4,368,112
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
HOTELS & MOTELS -- 0.4%
    Hilton Hotels Corp. .............     26,400   $    374,550
                                                   ------------
INTEGRATED PETROLEUM -- 17.9%
    Amerada Hess Corp. ..............     52,100      3,099,950
    Atlantic Richfield Co. ..........     12,900      1,077,956
    BP Amoco PLC [ADR]...............      8,200        889,700
    Chevron Corp. ...................      9,552        909,231
    Mobil Corp. .....................     37,200      3,682,800
    Royal Dutch Petroleum Co. .......     50,000      3,012,500
    Societe Nationale Elf Aquitaine
      SA [ADR].......................     11,000        809,187
    Texaco, Inc. ....................     37,000      2,312,500
    Total SA [ADR]...................     23,000      1,482,062
    Ultramar Diamond Shamrock
      Corp. .........................      5,200        113,425
    USX-Marathon Group, Inc. ........     26,000        846,625
                                                   ------------
                                                     18,235,936
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.2%
    MacMillan Bloedel Ltd. ..........     15,000        270,000
                                                   ------------
MACHINERY & EQUIPMENT -- 4.7%
    Baker Hughes, Inc. ..............     81,200      2,720,200
    National-Oilwell, Inc.*..........    112,000      1,421,000
    Smith International, Inc.*.......     13,800        599,437
                                                   ------------
                                                      4,740,637
                                                   ------------
METALS & MINING -- 4.6%
    Anglo American PLC [ADR]*........         74          3,528
    Cyprus AMAX Minerals Co. ........     43,000      1,956,500
    Gold Fields Ltd. [ADR]...........     95,631        328,732
    Inco Ltd. .......................    128,800      2,318,400
    Inco Ltd. Cl-VBN.................      9,600         73,800
                                                   ------------
                                                      4,680,960
                                                   ------------
NON-FERROUS METALS -- 1.3%
    Phelps Dodge Corp. ..............     21,600      1,337,850
                                                   ------------
OIL & GAS -- 10.2%
    Anadarko Petroleum Corp. ........      9,500        349,719
    Burlington Resources, Inc. ......     22,400        968,800
    Kerr-McGee Corp. ................     12,800        642,400
    Key Energy Services, Inc.*.......    360,000      1,282,500
    Mitchell Energy & Development
      Corp. Cl-B.....................     70,800      1,300,950
    Murphy Oil Corp. ................     25,000      1,220,312
    Nicor, Inc. .....................     14,000        532,875
    Santa Fe Energy Resources,
      Inc.*..........................    121,100        923,388
    Schlumberger Ltd. ...............     14,688        935,442
    Tosco Corp. .....................      4,800        124,500
    Union Pacific Resources Group,
      Inc. ..........................     53,000        864,563
    Unocal Corp. ....................     29,500      1,168,938
    Valero Energy Corp. .............      4,400         94,325
                                                   ------------
                                                     10,408,712
                                                   ------------

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
PAPER & FOREST PRODUCTS -- 0.4%
    Consolidated Papers, Inc. .......     16,100   $    430,675
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 2.4%
    Barrett Resources Corp.*.........     15,100        579,463
    Canadian Occidental Petroleum
      Ltd. ..........................     27,800        448,275
    EEX Corp.*.......................     86,766        601,939
    Ocean Energy, Inc.*..............     83,880        807,345
                                                   ------------
                                                      2,437,022
                                                   ------------
PRECIOUS METALS -- 8.1%
    Battle Mountain Gold Co. ........    442,000      1,077,375
    Cambior, Inc. ...................    245,400        797,550
    Homestake Mining Co. ............    181,973      1,489,904
    Newmont Mining Corp. ............    172,324      3,424,940
    Placer Dome, Inc. ...............     99,375      1,173,867
    TVX Gold, Inc.*..................    280,900        280,900
                                                   ------------
                                                      8,244,536
                                                   ------------
UTILITIES -- 0.6%
    UniSource Energy Corp.*..........     50,000        596,875
                                                   ------------
TOTAL COMMON STOCK
  (Cost $81,472,961).................                82,646,391
                                                   ------------
PREFERRED STOCK -- 2.2%
BUILDING & REAL ESTATE -- 1.1%
    Rouse Co. $3.00 Cl-B.............     29,000      1,163,625
                                                   ------------
METALS & MINING -- 0.5%
    Kinam Gold, Inc. $3.75 Cl-B......     15,000        500,625
                                                   ------------
PRECIOUS METALS -- 0.6%
    Battle Mountain Gold $3.25.......     18,000        613,125
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $2,505,285)..................                 2,277,375
                                                   ------------
FOREIGN STOCK -- 10.9%
BUILDING & REAL ESTATE -- 0.7%
    Security Capital U.S.
      Realty -- (NLG)*...............     25,000        475,000
    Sun International -- (ZAR).......  1,150,000        261,090
                                                   ------------
                                                        736,090
                                                   ------------
DIVERSIFIED METALS -- 1.2%
    Indochina Goldfields
      Ltd. -- (CAD)*.................    170,000        166,548
    Lonrho Africa PLC -- (GBP).......    203,159        153,714
    Rio Tinto PLC -- (GBP)...........     51,000        854,957
                                                   ------------
                                                      1,175,219
                                                   ------------
FOREST PRODUCTS -- 2.9%
    Macmillan Bloedel
      Ltd. -- (CAD)..................    164,000      2,919,766
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
METALS & MINING -- 1.9%
    Eramet SLN  -- (FRF).............      9,000   $    359,191
    Lihir Gold Ltd. -- (AUD)*........  1,470,000      1,109,250
    Resolute Ltd. -- (AUD)...........    840,000        422,572
                                                   ------------
                                                      1,891,013
                                                   ------------
NON-FERROUS METALS -- 0.2%
    Bougainville Copper
      Ltd. -- (AUD)*.................  1,496,992        208,088
                                                   ------------
OIL & GAS -- 0.3%
    Northstar Energy
      Corp. -- (CAD).................      9,635        345,026
                                                   ------------
PRECIOUS METALS -- 3.7%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR)..................     40,139        891,339
    Gencor Ltd. -- (ZAR).............    478,000      1,314,945
    Gold Fields Ltd.  -- (ZAR).......    253,113        880,859
    Goldfields Ltd. -- (AUD).........    656,200        416,980
    Normandy Mining Ltd. -- (AUD)....    458,658        305,418
                                                   ------------
                                                      3,809,541
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $11,906,663).................                11,084,743
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
CERTIFICATES OF DEPOSIT -- 1.0%
    First Tennessee Bank
      4.90%, 07/06/99
    (Cost $1,000,000)................  $   1,000      1,000,000
                                                   ------------
COMMERCIAL PAPER -- 4.4%
    Asset Security Cooperative
      Corp.++
      5.00%, 07/20/99................      2,000      1,994,722
    Knight Ridder, Inc.++
      5.02%, 07/19/99................      1,500      1,496,235
    Park Avenue Receivables Corp.++
      5.05%, 07/15/99................      1,000        998,036
                                                   ------------
    (Cost $4,488,993)................                 4,488,993
                                                   ------------
                                        SHARES
                                       ---------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash Fund
    (Cost $170,502)..................    170,502        170,502
                                                   ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $101,544,404)................               101,668,004
OTHER ASSETS LESS
  LIABILITIES -- 0.1%................                    80,643
                                                   ------------
NET ASSETS -- 100.0%.................              $101,748,647
                                                   ============

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at June 30, 1999:

                                            IN
SETTLEMENT                CONTRACTS      EXCHANGE     CONTRACTS     UNREALIZED
  MONTH      TYPE         TO DELIVER        FOR        AT VALUE    APPRECIATION
-------------------------------------------------------------------------------
07/99        Sell   GBP     121,676     $  192,126    $ 191,797      $   329
                                        ==========    ==========     =======

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 4.4% of net assets.

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.8%
    Federal Home Loan Mortgage Corp.
      8.50%, 01/01/25................  $   7,249   $  7,565,732
      8.75%, 10/01/01................        676        692,307
                                                   ------------
                                                      8,258,039
                                                   ------------
    Federal National Mortgage Assoc.
      5.987%, 03/01/17...............      2,103      2,070,235
      6.308%, 05/01/25...............        845        854,054
      6.823%, 01/01/25 [VR]..........        142        145,993
      7.50%, 01/25/22-10/01/22.......     16,706     16,924,568
                                                   ------------
                                                     19,994,850
                                                   ------------
    Government National Mortgage Assoc.
      6.125%, 11/20/26...............     11,401     11,551,062
      6.375%, 03/20/24 [VR]..........      3,533      3,570,819
      6.375%, 01/20/26-02/20/28......      9,883     10,008,150
      6.50%, 06/20/28-07/21/29.......     10,600      9,938,905
      6.625%, 08/20/17-07/20/24......        932        947,796
      6.875%, 05/20/24-06/20/26......      3,615      3,679,714
      7.00%, 01/15/24-08/15/25.......      1,938      1,914,745
                                                   ------------
                                                     41,611,191
                                                   ------------
    Student Loan Marketing Assoc.
      [FRN]
      5.082%, 04/25/04...............      2,572      2,565,923
                                                   ------------
    (Cost $72,805,517)...............                72,430,003
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 2.9%
    U.S. Treasury Bills
      4.55%, 09/16/99#...............        630        623,815
      4.62%, 09/16/99#...............        120        118,822
      4.62%, 09/16/99................         60         59,411
                                                   ------------
                                                        802,048
                                                   ------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02...............     10,000     10,277,734
                                                   ------------
    (Cost $11,121,003)...............                11,079,782
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.3%
    Amersco Residential Securities
      Mortgage Loan Series 1998-2
      Cl-A1
      6.50%, 11/25/15................        649        648,130
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29................     13,000     12,953,248
    Chase Credit Card Master Trust
      Series 1997-3 Cl-A
      6.777%, 05/15/07...............     11,100     11,145,343
    Delta Funding Home Equity Loan
      Trust Series 1998-1 Cl-A1A
      6.28%, 05/25/30................      2,500      2,499,487
    Federal Home Loan Mortgage Corp.
      Series 1371 Cl-PG
      5.80%, 08/15/19................      7,193      7,177,426
    Federal Home Loan Mortgage Corp.
      Series 1725 Cl-B
      7.00%, 10/15/20................     10,000     10,041,846

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Federal National Mortgage Assoc.
      Series 1996-39 Cl-H
      8.00%, 11/25/23................  $   2,145   $  2,225,907
    Federal National Mortgage Assoc.
      Series 1997-77 Cl-G
      6.50%, 05/18/23................      5,341      5,330,417
    First Plus Home Loan Trust Series
      1998-5 Cl-A3 [VR]
      6.06%, 11/10/11................      8,000      8,013,560
    Government National Mortgage
      Assoc. Series 1997-1 Cl-A
      7.25%, 12/16/23................      4,405      4,448,882
    Green Tree Home Equity Loan Trust
      Series 1999-A Cl-A1
      5.59%, 02/15/13................      3,941      3,932,100
    Green Tree Home Improvement Loan
      Trust
      Series 1998-D Cl-HIA2
      5.94%, 06/15/29................      2,400      2,404,500
    Merrill Lynch Mortgage Investors,
      Inc. Cl-B
      7.325%, 06/15/21...............        774        771,050
    Norwest Asset Securities Corp.
      Series 1998-27 Cl-A
      6.25%, 11/25/13................      2,854      2,804,376
    Residential Accredit Loans, Inc.
      Series 1997-QS8 Cl-A9
      7.375%, 08/25/27...............      2,000      2,010,461
    Residential Funding Mortgage
      Securities II
      Series 1993-S20 CL-A8
      6.982%, 06/25/08...............      2,800      2,800,322
    Residential Funding Mortgage
      Securities II
      Series 1997-S6 Cl-A5
      7.00%, 05/25/12................      3,000      2,955,930
    Resolution Trust Corp. [VR]
      6.797%, 07/25/28...............     10,000      9,912,195
    The Money Store Residential Trust
      Series 1998-I Cl-A3
      6.215%, 02/15/11...............      3,000      3,004,575
    Travelers Mortgage Securities
      Corp.
      Series 1984-1 Cl-Z2
      12.00%, 03/01/14...............      2,076      2,302,267
                                                   ------------
    (Cost $98,038,261)...............                97,382,022
                                                   ------------
CORPORATE OBLIGATIONS -- 47.9%
AUTOMOBILE MANUFACTURERS -- 1.3%
    Ford Motor Credit Co.
      5.435%, 03/21/01...............      5,000      5,005,025
                                                   ------------
BUILDING MATERIALS -- 0.8%
    Cemex SA 144A
      8.50%, 08/31/00................      3,000      3,011,550
                                                   ------------
BUSINESS SERVICES -- 2.6%
    Cox Enterprises 144A
      6.625%, 06/14/02...............     10,000      9,987,500
                                                   ------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
CONGLOMERATES -- 0.1%
    Philip Morris Companies, Inc.
      9.25%, 02/15/00................  $     500   $    510,625
                                                   ------------
ENTERTAINMENT -- 0.4%
    Time Warner, Inc. 144A
      6.10%, 12/30/01................      1,250      1,242,187
                                                   ------------
FINANCIAL SERVICES -- 23.8%
    Bear Stearns Co. Cl-B [FRN]
      5.85%, 02/06/01................        700        703,203
    Beneficial Corp. Cl-H [FRN]
      5.101%, 01/09/02...............      5,000      4,993,500
    Chrysler Financial Corp. [FRN]
      5.12%, 01/30/02................      4,000      4,000,492
    First Union Corp. [FRN]
      5.125%, 07/22/03...............      4,550      4,557,972
    General Motors Acceptance Corp.
      7.125%, 05/01/01...............      2,000      2,032,500
    Goldman Sachs Group 144A
      7.125%, 03/01/03...............      1,000      1,015,000
    Heller Financial, Inc. Cl-L [FRN]
      5.339%, 02/05/01...............      3,000      2,999,400
    Household Finance Co.
      7.625%, 12/27/99...............     15,000     15,487,500
      7.15%, 06/15/00................     10,000     10,099,599
      5.249%, 05/24/02 [VR]..........     20,000     19,991,600
    Lehman Brothers Holdings
      6.375%, 05/07/02 [FRN].........      1,200      1,183,500
      7.00%, 05/15/03................      2,500      2,487,500
    Merrill Lynch & Co., Inc. [FRN]
      5.45%, 01/11/02................      5,000      5,024,600
      5.333%, 05/30/03...............      5,000      5,002,000
    Nacional Financiera [FRN] 144A
      8.693%, 12/01/00...............      4,875      4,923,750
    NationsBank Corp.
      8.625%, 11/15/03...............      1,000      1,085,000
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
      5.27%, 09/11/99................      5,000      4,997,000
    Salomon, Inc.
      7.50%, 02/01/03................      1,000      1,030,000
                                                   ------------
                                                     91,614,116
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.3%
    Amerco
      7.20%, 04/01/02................      5,000      4,926,050
                                                   ------------
INSURANCE -- 2.0%
    Marsh & McLennan Companies, Inc.
      6.625%, 06/15/04...............      8,000      8,020,000
                                                   ------------
OIL & GAS -- 1.1%
    Gulf Canada Resources Ltd.
      9.25%, 01/15/04................      3,000      3,060,000
    Occidental Petroleum Corp.
      6.40%, 04/01/03................      1,000        980,000
                                                   ------------
                                                      4,040,000
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
PAPER & FOREST PRODUCTS -- 0.4%
    International Paper Co.
      6.125%, 11/01/03...............  $   1,500   $  1,447,500
                                                   ------------
RETAIL & MERCHANDISING -- 0.8%
    Kmart Corp.
      8.00%, 12/13/01................      3,150      3,236,625
                                                   ------------
TELECOMMUNICATIONS -- 3.9%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01................     10,000      9,925,000
    TCI Communications, Inc. [FRN]
      5.985%, 09/11/00...............      5,000      5,046,850
                                                   ------------
                                                     14,971,850
                                                   ------------
UTILITIES -- 9.4%
    Cleveland Electric Illuminating
      Co.
      7.625%, 08/01/02...............      2,100      2,108,316
    Connecticut Light & Power Co.
      7.25%, 07/01/99................      4,482      4,482,000
      7.875%, 06/01/01...............      2,000      2,045,000
    Detroit Edison Co.
      6.75%, 03/17/03................      5,000      4,993,750
    KN Energy, Inc.
      6.45%, 11/30/01................     10,000      9,862,500
    Niagara Mohawk Power Corp.
      7.00%, 10/01/00................      3,665      3,687,906
    Texas Utilities Co.
      6.62%, 07/01/01................      4,136      4,168,014
    United Illuminating Co.
      6.25%, 12/15/02................      5,000      4,862,500
                                                   ------------
                                                     36,209,986
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $185,288,047)................               184,223,014
                                                   ------------
SOVEREIGN ISSUES -- 2.8%
ARGENTINA -- 2.5%
    Republic of Argentina [FRB, BRB]
      5.938%, 03/31/05...............      3,627      3,101,085
      12.12%, 04/10/05...............      4,000      3,570,000
    Republic of Argentina [VR]
      14.25%, 11/30/99...............      2,000      1,950,000
    Republic of Argentina Bote 10
      [FRN, PIK]
      5.288%, 07/01/99...............        833        815,849
                                                   ------------
                                                      9,436,934
                                                   ------------
CANADA -- 0.3%
    Hydro-Quebec
      9.00%, 03/07/01................      1,000      1,043,640
                                                   ------------
TOTAL SOVEREIGN ISSUES
  (Cost $10,870,911).................                10,480,574
                                                   ------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
FOREIGN BONDS -- 0.6%
NEW ZEALAND
    Inter-American Development Bank
      5.75%, 04/15/04
    (Cost $2,637,780)................      4,900   $  2,488,430
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
COMMERCIAL PAPER --2.7%
    Ameritech Corp.
      4.95%, 07/20/99................  $   1,500      1,496,081
    Coca-Cola Co.
      4.76%, 07/30/99................        400        398,519
    General Electric Capital Corp.
      4.75%, 07/07/99................        800        799,367
      4.98%, 07/21/99................      2,100      2,094,190
      4.90%, 07/22/99................        900        897,428
    U.S. West Capital Funding Corp.
      5.957%, 03/24/00...............      5,000      4,776,613
                                                   ------------
    (Cost $10,464,627)...............                10,462,198
                                                   ------------
                                        SHARES
                                       ---------
SHORT-TERM INVESTMENTS -- 0.6%
    Temporary Investment Cash Fund...  1,121,183      1,121,183
    Temporary Investment Fund........  1,121,183      1,121,183
                                                   ------------
    (Cost $2,242,366)................                 2,242,366
                                                   ------------
TOTAL INVESTMENTS -- 101.6% (Cost
  $393,468,512)......................               390,788,389
                                                   ------------

                                        NUMBER
                                          OF
                                       CONTRACTS      VALUE
                                       ---------   ------------
WRITTEN OPTIONS -- (0.1%)
PUT OPTIONS
    30 Year December Euro Dollar
      Futures, Strike Price 94.25,
      Expires 12/13/99
    (Cost ($197,465))................      5,000   $   (318,750)
                                                   ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.5%)...................                (5,884,195)
                                                   ------------
NET ASSETS -- 100.0%.................              $384,585,444
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                                     IN
     SETTLEMENT                     CONTRACTS     EXCHANGE    CONTRACTS     UNREALIZED
        MONTH          TYPE         TO DELIVER      FOR        AT VALUE    DEPRECIATION
---------------------------------------------------------------------------------------
08/99................  Sell   NZD   4,855,000    $2,591,599   $2,572,158     $19,441
                                                 ==========   ==========     =======

# Securities with an aggregate market value of $742,637 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                            NOTIONAL
                         EXPIRATION          AMOUNT      UNREALIZED
      DESCRIPTION          MONTH             (000)      DEPRECIATION
---------------------------------------------------------------------
Euro Dollar............    12/99      ECU    75,000       $172,238
Euro Dollar............    03/00      ECU    75,000        175,898
Euro Dollar............    09/01      ECU   100,000        276,250
                                                          --------
                                                          $624,386
                                                          ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 6.5% of net assets.

See Notes to Financial Statements.

AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 99.4%
AEROSPACE -- 2.1%
    AlliedSignal, Inc. ..............     52,000   $  3,276,000
    Cordant Technologies, Inc. ......     59,000      2,666,062
                                                   ------------
                                                      5,942,062
                                                   ------------
BEVERAGES -- 0.5%
    Coca-Cola Co. ...................     22,000      1,375,000
                                                   ------------
BUILDING MATERIALS -- 1.9%
    American Standard Companies,
      Inc.*..........................     57,000      2,736,000
    Fastenal Co. ....................     51,000      2,674,312
                                                   ------------
                                                      5,410,312
                                                   ------------
BUSINESS SERVICES -- 1.0%
    OfficeMax, Inc.*.................    227,000      2,724,000
                                                   ------------
CHEMICALS -- 1.1%
    Waters Corp.*....................     56,000      2,975,000
                                                   ------------
CLOTHING & APPAREL -- 4.1%
    Intimate Brands, Inc. ...........     56,700      2,686,162
    Jones Apparel Group, Inc.*.......     88,000      3,019,500
    Limited, Inc. ...................     62,000      2,813,250
    Ross Stores, Inc. ...............     59,000      2,972,125
                                                   ------------
                                                     11,491,037
                                                   ------------
COMPUTER HARDWARE -- 5.4%
    Adaptec, Inc.*...................     83,000      2,930,937
    Gateway, Inc.*...................     45,000      2,655,000
    Hewlett-Packard Co. .............     52,000      5,226,000
    International Business Machines
      Corp. .........................     32,000      4,136,000
                                                   ------------
                                                     14,947,937
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 19.4%
    Adobe Systems, Inc. .............     37,000      3,039,781
    America Online, Inc.*............     66,000      7,293,000
    BMC Software, Inc.*..............     67,000      3,618,000
    Cisco Systems, Inc.*.............    121,000      7,804,500
    Computer Associates
      International, Inc. ...........     73,000      4,015,000
    Compuware Corp.*.................    103,000      3,276,687
    DST Systems, Inc.*...............     50,000      3,143,750
    Gartner Group, Inc. Cl-A*........    116,500      2,388,250
    Intuit, Inc.*....................     33,000      2,974,125
    Microsoft Corp.*.................     98,000      8,838,375
    Siebel Systems, Inc.*............     50,000      3,318,750
    Sun Microsystems, Inc.*..........     63,000      4,339,125
                                                   ------------
                                                     54,049,343
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 4.9%
    Bausch & Lomb, Inc. .............     38,000      2,907,000
    Maytag Corp. ....................     42,000      2,926,875
    Mohawk Industries, Inc.*.........     84,000      2,551,500
    Shaw Industries, Inc.*...........    137,000      2,260,500
    Tupperware Corp. ................    120,000      3,060,000
                                                   ------------
                                                     13,705,875
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 7.7%
    General Electric Co. ............     97,000   $ 10,961,000
    Sanmina Corp.*...................     33,000      2,503,875
    Tandy Corp. .....................     66,000      3,225,750
    Texas Instruments, Inc. .........     33,000      4,785,000
                                                   ------------
                                                     21,475,625
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.9%
    Harrah's Entertainment, Inc.*....    126,000      2,772,000
    Mandalay Resort Group*...........    121,000      2,556,125
    MGM Grand, Inc.*.................     58,000      2,842,000
                                                   ------------
                                                      8,170,125
                                                   ------------
FINANCIAL SERVICES -- 4.4%
    Associates First Capital Corp.
      Cl-A...........................     36,000      1,595,250
    Freddie Mac......................     64,000      3,712,000
    Schwab, (Charles) Corp. .........     40,000      4,395,000
    Washington Mutual, Inc. .........     70,000      2,476,250
                                                   ------------
                                                     12,178,500
                                                   ------------
FURNITURE -- 2.1%
    Ethan Allen Interiors, Inc. .....     85,000      3,208,750
    Furniture Brands International,
      Inc.*..........................    100,000      2,787,500
                                                   ------------
                                                      5,996,250
                                                   ------------
HEALTHCARE SERVICES -- 5.0%
    Amgen, Inc.*.....................     74,000      4,504,750
    Lincare Holdings, Inc.*..........     60,000      1,500,000
    United HealthCare Corp. .........     43,500      2,724,187
    Universal Health Services, Inc.
      Cl-B*..........................     56,000      2,674,000
    Wellpoint Health Networks,
      Inc.*..........................     32,000      2,716,000
                                                   ------------
                                                     14,118,937
                                                   ------------
INSURANCE -- 0.9%
    Aetna, Inc. .....................     28,000      2,504,250
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.2%
    Bergen Brunswig Corp. Cl-A.......    106,000      1,828,500
    Boston Scientific Corp.*.........     78,500      3,449,094
    Genzyme Corp.*...................     64,000      3,104,000
    Genzyme Surgical Products*.......     11,457         50,481
    Guidant Corp. ...................     50,000      2,571,875
    Johnson & Johnson Co. ...........      5,000        490,000
    Sybron International Corp.*......    104,200      2,872,012
                                                   ------------
                                                     14,365,962
                                                   ------------
PHARMACEUTICALS -- 2.1%
    Biogen, Inc.*....................     35,000      2,250,938
    Bristol-Meyers Squibb Co. .......     11,000        774,813
    Merck & Co., Inc. ...............     30,000      2,220,000
    Pfizer, Inc. ....................      5,000        548,750
                                                   ------------
                                                      5,794,501
                                                   ------------
PRINTING & PUBLISHING -- 0.9%
    Lexmark International Group, Inc.
      Cl-A*..........................     38,000      2,510,375
                                                   ------------

AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
RESTAURANTS -- 2.0%
    Brinker International, Inc.*.....     93,000   $  2,528,438
    Outback Steakhouse, Inc.*........     79,000      3,105,688
                                                   ------------
                                                      5,634,126
                                                   ------------
RETAIL & MERCHANDISING -- 12.8%
    Bed, Bath & Beyond, Inc.*........     50,000      1,925,000
    Best Buy Co., Inc.*..............     48,000      3,240,000
    Circuit City Stores, Inc.........     30,000      2,790,000
    Dayton-Hudson Corp. .............     62,000      4,030,000
    Gap, Inc. .......................     90,000      4,533,750
    Lowe's Companies, Inc. ..........     63,000      3,571,313
    Saks, Inc.*......................    100,000      2,887,500
    Sears, Roebuck & Co. ............     53,000      2,361,813
    Tiffany & Co. ...................     33,500      3,232,750
    TJX Companies, Inc. .............    102,500      3,414,531
    Wal-Mart Stores, Inc. ...........     23,000      1,109,750
    WestPoint Stevens, Inc.*.........     90,000      2,683,125
                                                   ------------
                                                     35,779,532
                                                   ------------
SEMICONDUCTORS -- 4.8%
    Intel Corp. .....................    116,000      6,902,000
    Motorola, Inc. ..................     39,000      3,695,250
    Xilinx, Inc.*....................     50,000      2,862,500
                                                   ------------
                                                     13,459,750
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
TELECOMMUNICATIONS -- 7.0%
    Lucent Technologies, Inc. .......    156,000   $ 10,520,250
    QUALCOMM, Inc.*..................     25,000      3,587,500
    Scientific-Atlanta, Inc. ........     50,000      1,800,000
    Tellabs, Inc.*...................     54,000      3,648,375
                                                   ------------
                                                     19,556,125
                                                   ------------
UTILITIES -- 0.9%
    Dynegy, Inc. ....................    129,100      2,630,413
                                                   ------------
TOTAL COMMON STOCK
  (Cost $249,750,893)................               276,795,037
                                                   ------------
SHORT-TERM INVESTMENTS -- 1.6%
    Temporary Investment Cash Fund...  2,279,748      2,279,748
    Temporary Investment Fund........  2,279,747      2,279,747
                                                   ------------
    (Cost $4,559,495)................                 4,559,495
                                                   ------------
TOTAL INVESTMENTS -- 101.0%
  (Cost $254,310,388)................               281,354,532
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.0%)...................                (2,842,431)
                                                   ------------
NET ASSETS -- 100.0%.................              $278,512,101
                                                   ============

--------------------------------------------------------------------------------

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 75.4%
ARGENTINA -- 0.5%
    Telecom Argentina Stet SA
      [ADR]..........................     66,100   $  1,768,175
    Telefonica de Argentina SA Cl-B
      [ADR]..........................     63,175      1,982,116
                                                   ------------
                                                      3,750,291
                                                   ------------
AUSTRALIA -- 1.6%
    Cable & Wireless Optus Ltd.*.....  2,193,710      4,995,110
    Fosters Brewing Group Ltd. ......  1,295,821      3,652,230
    News Corp. Ltd. [ADR]............     70,035      2,473,111
    Publishing & Broadcasting
      Ltd. ..........................    294,023      1,940,367
                                                   ------------
                                                     13,060,818
                                                   ------------
BRAZIL -- 1.5%
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................    113,750     10,258,828
    Telesp Celular Participacoes SA
      [ADR]*.........................     69,460      1,858,055
                                                   ------------
                                                     12,116,883
                                                   ------------
CANADA -- 4.1%
    JDS Fitel, Inc.*.................     49,121      4,098,810
    Le Groupe Videotron Ltee.........    497,651      7,901,624
    Rogers Communications, Inc.
      Cl-B*..........................    647,416     10,345,183
    Shaw Communications, Inc. Cl-B...    218,386      8,602,347
    Toronto-Dominion Bank............     45,833      2,067,060
                                                   ------------
                                                     33,015,024
                                                   ------------
FINLAND -- 4.6%
    Nokia AB Oyj.....................    129,344     11,338,008
    Nokia Corp. Cl-A [ADR]...........    171,600     15,712,126
    Sonera Group Oyj.................     84,318      1,843,435
    Talentum Oy Cl-B.................    228,217      3,483,223
    Tieto Corp. Cl-B.................    106,480      4,436,301
                                                   ------------
                                                     36,813,093
                                                   ------------
FRANCE -- 7.4%
    Accor SA.........................     20,841      5,233,462
    Atos SA*.........................     26,528      2,708,390
    AXA SA...........................     15,327      1,869,879
    Cap Gemini SA....................     35,322      5,551,391
    Carrefour Supermarche SA.........     23,328      3,428,182
    Equant NV*.......................     24,617      2,269,573
    Sanofi-Synthelabo SA*............    123,934      5,259,364
    Societe Nationale Elf Aquitaine
      SA.............................     30,407      4,462,210
    Sodexho Alliance SA..............      3,162        544,565
    Suez Lyonnaise des Eaux..........     53,558      9,660,191
    Valeo SA.........................     20,370      1,680,554
    Vivendi..........................    216,372     17,527,453
                                                   ------------
                                                     60,195,214
                                                   ------------
GERMANY -- 6.5%
    Adidas-Salomon AG................     18,464      1,797,502
    DaimlerChrysler AG*..............     29,518      2,577,741
    DePfa Deutsche Pfandbriefbank
      AG.............................     69,203      6,251,735
    Mannesmann AG....................    189,050     28,269,378
    Marschollek, Lautenschlaeger und
      Partner AG Non-Voting Pfd......      9,930      4,608,221

                                        SHARES        VALUE
                                        ------        -----
    Porsche AG Pfd...................      3,838   $  8,945,095
                                                   ------------
                                                     52,449,672
                                                   ------------
HONG KONG -- 2.4%
    China Telecom Ltd.*..............  4,597,000     12,768,440
    HSBC Holdings PLC................    186,800      6,813,643
                                                   ------------
                                                     19,582,083
                                                   ------------
IRELAND -- 0.1%
    Elan Corp. PLC [ADR]*............     19,585        543,484
                                                   ------------
ITALY -- 1.9%
    Assicurazioni Generali...........     72,422      2,509,466
    Banca Commerciale Italia NA......    285,801      2,086,741
    Banca di Roma....................  2,357,523      3,391,577
    Tecnost SPA......................    172,753        425,790
    Telecom Italia Mobile SPA........    828,679      4,948,077
    Unicredito Italiano SPA..........    539,168      2,368,674
                                                   ------------
                                                     15,730,325
                                                   ------------
JAPAN -- 12.2%
    Fuji Bank Ltd....................    551,000      3,842,191
    Fujitsu Ltd. ....................    236,000      4,747,837
    Honda Motor Co. Ltd. ............    197,000      8,349,654
    Ito-Yokado Co. Ltd. .............     61,000      4,082,251
    Kao Corp.........................    473,000     13,286,938
    Kirin Brewery Co. Ltd............    378,000      4,528,399
    Nippon Telegraph & Telephone
      Corp. .........................      1,990      2,334,674
    NTT Data Corp. ..................      5,170      4,109,136
    NTT Mobile Communication Network,
      Inc. ..........................     18,150     24,592,651
    Softbank Corp. ..................     43,100      8,727,813
    Sony Corp. ......................     87,200      9,401,818
    Takeda Chemical Industries.......    232,000     10,753,150
                                                   ------------
                                                     98,756,512
                                                   ------------
KOREA -- 0.5%
    SK Telecom Co. Ltd. [ADR]........    234,541      3,987,202
                                                   ------------
MEXICO -- 1.6%
    Grupo Televisa SA [GDR]*.........     40,355      1,808,408
    Telefonos de Mexico SA Cl-L
      [ADR]..........................    138,020     11,153,741
                                                   ------------
                                                     12,962,149
                                                   ------------
NETHERLANDS -- 8.6%
    AEGON NV.........................     62,599      4,541,539
    ASM Lithography Holding NV NY
      Reg.*..........................     21,830      1,296,156
    ASM Lithography Holding NV*......     39,633      2,292,933
    Equant NV NY Reg.*...............     28,330      2,666,561
    Getronics NV.....................    168,631      6,486,610
    Getronics NV 144A................     64,038      2,463,305
    Heineken NV......................    103,692      5,309,285
    ING Groep NV.....................     23,521      1,273,464
    Koninklijke (Royal) Philips
      Electronics NV.................     82,193      8,107,582
    Koninklijke (Royal) Philips
      Electronics NV NY Reg..........    117,610     11,863,909

                                       73
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    United Pan-Europe Communications
      NV*............................    157,576   $  8,547,663
    Wolters Kluwer NV................    370,401     14,744,533
                                                   ------------
                                                     69,593,540
                                                   ------------
SINGAPORE -- 0.5%
    Development Bank of Singapore
      Ltd. ..........................    329,000      4,019,572
                                                   ------------
SPAIN -- 3.6%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......    132,632      3,021,451
    Banco Bilbao Vizcaya SA..........    279,407      4,036,891
    Banco Santander Central Hispano
      SA.............................    466,368      4,857,599
    Tele Pizza SA*...................    180,645        935,193
    Telefonica SA....................    296,900     14,301,831
    Telefonica SA [ADR]..............     11,096      1,632,434
                                                   ------------
                                                     28,785,399
                                                   ------------
SWEDEN -- 3.7%
    Assa Abloy AB Cl-B...............    601,536      6,509,410
    Assa Abloy AB-B Rights*..........    601,536        127,358
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................    115,156      3,792,951
    Ericsson, (L.M.) Telephone Co.
      Cl-B...........................     90,364      2,896,371
    Modern Times Group MTG AB
      Cl-B*..........................    164,855      3,577,591
    Securitas AB Cl-B................    873,512     13,048,626
                                                   ------------
                                                     29,952,307
                                                   ------------
SWITZERLAND -- 3.5%
    Julius Baer Holdings AG Cl-B.....      2,055      5,855,981
    Kuoni Reisen AG..................      1,092      4,211,104
    Roche Holding AG.................        672      6,907,648
    Swisscom AG*.....................     19,291      7,259,300
    Zurich Allied AG.................      7,483      4,255,123
                                                   ------------
                                                     28,489,156
                                                   ------------
TAIWAN -- 0.4%
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*.........................     96,335      3,275,390
                                                   ------------
UNITED KINGDOM -- 10.2%
    Amvescap PLC.....................    234,278      2,084,646
    British Telecommunications PLC...    294,274      4,930,852
    Capita Group PLC.................    311,277      3,221,207
    COLT Telecom Group PLC*..........    631,053     13,239,778
    Compass Group PLC................    587,306      5,823,069
    Energis PLC*.....................    267,092      6,369,959
    Hays PLC.........................    573,483      6,043,086
    Lloyds TSB Group PLC.............    272,333      3,691,778
    Logica PLC.......................    808,390      8,473,823
    Orange PLC*......................    181,886      2,666,362
    Prudential Corp. PLC.............    128,971      1,898,785
    Rentokil Initial PLC.............    815,500      3,181,530
    SEMA Group PLC...................    387,685      3,739,962
    SmithKline Beecham PLC...........    172,803      2,245,840
    SmithKline Beecham PLC [ADR].....     66,845      4,415,948
    TeleWest Communications PLC*.....    669,142      3,000,802
    Vodafone AirTouch PLC............    179,587      3,538,521

                                        SHARES        VALUE
                                        ------        -----
    Vodafone AirTouch PLC [ADR]......     19,453   $  3,832,143
    WPP Group PLC....................      7,509         63,502
                                                   ------------
                                                     82,461,593
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $494,501,975)................               609,539,707
                                                   ------------
U.S. STOCK -- 9.5%
AUTOMOBILE MANUFACTURERS -- 0.1%
    DaimlerChrysler AG*..............     13,564      1,205,501
                                                   ------------
BROADCASTING -- 1.1%
    United International Holdings,
      Inc. Cl-A*.....................    126,840      8,577,555
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Pacific Internet Ltd.*...........     41,970      1,988,329
                                                   ------------
CONGLOMERATES -- 3.1%
    Seagram Co. Ltd..................    168,705      8,498,514
    Tyco International Ltd...........    171,565     16,255,784
                                                   ------------
                                                     24,754,298
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Galileo Technology Ltd.*.........     61,965      2,807,789
                                                   ------------
PHARMACEUTICALS -- 1.8%
    Pharmacia & Upjohn, Inc..........    146,755      8,337,518
    QLT PhotoTherapeutics, Inc.*.....    108,015      5,940,825
                                                   ------------
                                                     14,278,343
                                                   ------------
TELECOMMUNICATIONS -- 2.9%
    Global TeleSystems Group,
      Inc.*..........................     96,385      7,807,185
    Nortel Networks Corp.............     46,680      4,052,408
    NTL, Inc.*.......................    113,515      9,783,574
    Viatel, Inc.*....................     26,215      1,471,317
                                                   ------------
                                                     23,114,484
                                                   ------------
TOTAL U.S. STOCK
  (Cost $63,646,370).................                76,726,299
                                                   ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.2%
ITALY
    Tecnost SPA [FRN] 4.487%,
      06/23/04
    (Cost $1,579,106)................     1,496       1,566,955
                                                   ------------

                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.7%
    Federal National Mortgage Assoc.
      4.68%, 07/06/99.................  $20,000    19,987,000
      4.81%, 11/04/99.................   10,000     9,815,277
      5.00%, 11/19/99.................   25,000    24,496,520
                                                 ------------
    (Cost $54,329,067)................             54,298,797
                                                 ------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)      VALUE
                                        -------  ------------
COMMERCIAL PAPER -- 7.1%
    Associates First Capital Corp.
      5.25%, 07/01/99.................  $32,800  $ 32,800,000
                                                 ------------
    UBS Financial Corp. 5.50%,
      07/01/99........................   25,000    25,000,000
                                                 ------------
    (Cost $57,800,000)................             57,800,000
                                                 ------------
TOTAL INVESTMENTS -- 98.9% (Cost
  $671,856,518).......................            799,931,758
OTHER ASSETS LESS
  LIABILITIES -- 1.1%.................              8,676,865
                                                 ------------
NET ASSETS -- 100.0%..................           $808,608,623
                                                 ============

Foreign currency exchange contracts outstanding at June 30, 1999:

                                              IN
SETTLEMENT                  CONTRACTS      EXCHANGE      CONTRACTS     UNREALIZED
MONTH        TYPE          TO RECEIVE         FOR        AT VALUE     DEPRECIATION
----------------------------------------------------------------------------------
07/99        Buy    EUR       2,746,697   $ 2,844,269   $ 2,838,403     $  5,866
07/99        Buy    GBP       2,644,038     4,192,542     4,167,777       24,765
10/99        Buy    GBP       1,470,000     2,368,614     2,318,978       49,636
10/99        Buy    JPY   1,770,000,000    15,374,217    14,836,270      537,947
                                          -----------   -----------     --------
                                          $24,779,642   $24,161,428     $618,214
                                          ===========   ===========     ========

                                              IN                         UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS      APPRECIATION
MONTH       TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------
10/99
            Sell   CAD      11,300,000   $  7,734,061   $  7,652,094     $   81,967
11/99
            Sell   CAD       2,100,000      1,444,808      1,422,774         22,034
10/99
            Sell   CHF       4,200,000      2,877,698      2,735,907        141,791
11/99
            Sell   CHF       2,400,000      1,675,978      1,570,732        105,246
07/99
            Sell   EUR       5,805,318      6,424,868      6,136,239        288,629
10/99
            Sell   EUR      32,500,000     38,164,130     33,508,851      4,655,279
07/99
            Sell   GBP          34,067         53,693         53,700             (7)
10/99
            Sell   GBP      15,890,000     25,617,145     25,067,063        550,082
12/99
            Sell   GBP      12,610,000     20,273,660     19,912,203        361,457
05/01
            Sell   HKD     128,000,000     16,066,175     16,211,930       (145,755)
09/99
            Sell   JPY     800,000,000      6,914,434      6,682,594        231,840
10/99
            Sell   JPY   7,070,000,000     61,702,541     59,284,697      2,417,844
11/99
            Sell   JPY     600,000,000      5,117,000      5,061,910         55,090
12/99
            Sell   JPY     600,000,000      5,000,000      5,073,967        (73,967)
07/99
            Sell   SEK       2,156,546        255,566        253,660          1,906
                                         ------------   ------------     ----------
                                         $199,321,757   $190,628,321     $8,693,436
                                         ============   ============     ==========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 1999. Percentages are based on net assets.

                      INDUSTRY
                      --------
Advertising..........................................   0.7%
Automobile Manufacturers.............................   2.7%
Automotive Parts.....................................   0.2%
Broadcasting.........................................   2.7%
Building Materials...................................   0.3%
Business Services....................................   0.8%
Chemicals............................................   0.7%
Clothing & Apparel...................................   0.2%
Computer Hardware....................................   0.5%
Computer Services & Software.........................   2.4%
Conglomerates........................................   3.4%
Consumer Products & Services.........................   4.0%
Electronic Components & Equipment....................   5.1%
Entertainment & Leisure..............................   0.7%
Financial -- Bank & Trust............................   3.3%
Financial Services...................................   3.0%
Food.................................................   1.7%
Industrial Products..................................   4.5%
Insurance............................................   1.5%
Medical Supplies & Equipment.........................   0.7%
Oil & Gas............................................   0.6%
Pharmaceuticals......................................   1.5%
Printing & Publishing................................   2.8%
Real Estate..........................................   1.3%
Retail & Merchandising...............................   0.6%
Semiconductors.......................................   0.8%
Telecommunications...................................  28.7%
                                                       ----
TOTAL................................................  75.4%
                                                       ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.3% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 96.0%
ADVERTISING -- 0.4%
    Omnicom Group, Inc. ..............    6,400   $    512,000
    True North Communications,
      Inc. ...........................   11,500        345,000
                                                  ------------
                                                       857,000
                                                  ------------
AEROSPACE -- 2.0%
    AlliedSignal, Inc. ...............   11,700        737,100
    Boeing Co. .......................   11,000        486,062
    Cordant Technologies, Inc. .......   10,500        474,469
    General Dynamics Corp. ...........    4,500        308,250
    Goodrich, (B.F.) Co. .............   47,200      2,006,000
    United Technologies Corp. ........   11,500        824,406
                                                  ------------
                                                     4,836,287
                                                  ------------
AIRLINES -- 0.1%
    AMR Corp.*........................    2,100        143,325
    Delta Air Lines, Inc. ............    2,900        167,112
    US Airways Group, Inc.*...........      500         21,781
                                                  ------------
                                                       332,218
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.8%
    Ford Motor Co.....................   57,500      3,245,156
    General Motors Corp. .............   18,200      1,201,200
                                                  ------------
                                                     4,446,356
                                                  ------------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies, Inc. ...   10,700        759,031
    Coca-Cola Co. ....................    5,400        337,500
    PepsiCo, Inc. ....................    4,500        174,094
                                                  ------------
                                                     1,270,625
                                                  ------------
BROADCASTING -- 1.2%
    CBS Corp.*........................   65,000      2,823,437
                                                  ------------
BUILDING MATERIALS -- 0.2%
    Lafarge Corp. ....................    7,000        248,062
    York International Corp. .........    6,100        261,156
                                                  ------------
                                                       509,218
                                                  ------------
BUSINESS SERVICES -- 0.3%
    American Management Systems,
      Inc.*...........................    4,500        144,281
    Century Business Services,
      Inc.*...........................    2,500         36,250
    Ecolab, Inc. .....................      500         21,812
    Kelly Services, Inc. Cl-A.........    7,200        231,300
    Labor Ready, Inc.*................    4,300        139,750
    Snyder Communications, Inc.*......    5,400        176,850
                                                  ------------
                                                       750,243
                                                  ------------
CAPITAL GOODS -- 0.2%
    Briggs & Stratton Corp. ..........    2,800        161,700
    Cummins Engine Co., Inc. .........    1,400         79,975
    Fleetwood Enterprises, Inc. ......    3,400         89,887
    SPX Corp.*........................    1,500        125,250
                                                  ------------
                                                       456,812
                                                  ------------
CHEMICALS -- 1.6%
    Dexter Corp. .....................   12,100        493,831
    Dow Chemical Co. .................   12,100      1,535,187

                                        SHARES       VALUE
                                        ------       -----
    DuPont, (E.I.) de Nemours &
      Co. ............................   22,400   $  1,530,200
    Eastman Chemical Co. .............    1,300         67,275
    Grace, (W.R.) & Co.*..............    2,100         38,587
    Hercules, Inc. ...................    1,600         62,900
    Nalco Chemical Co. ...............      800         41,500
    Rohm & Haas Co. ..................    1,300         55,737
                                                  ------------
                                                     3,825,217
                                                  ------------
CLOTHING & APPAREL -- 0.6%
    Cato Corp. Cl-A...................    1,700         19,762
    Intimate Brands, Inc. ............    5,985        283,539
    Ross Stores, Inc. ................    5,200        261,950
    Tommy Hilfiger Corp.*.............    4,000        294,000
    V.F. Corp. .......................   13,500        577,125
                                                  ------------
                                                     1,436,376
                                                  ------------
COMPUTER HARDWARE -- 6.1%
    Adaptec, Inc.*....................   17,100        603,844
    Apple Computer, Inc.*.............   47,700      2,209,106
    Compaq Computer Corp. ............   21,100        499,806
    Dell Computer Corp.*..............   47,300      1,750,100
    EMC Corp.*........................   15,600        858,000
    Gateway, Inc.*....................    4,700        277,300
    Hewlett-Packard Co. ..............   40,400      4,060,200
    International Business Machines
      Corp. ..........................   34,400      4,446,200
                                                  ------------
                                                    14,704,556
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 8.6%
    America Online, Inc.*.............   24,600      2,718,300
    BMC Software, Inc.*...............    4,200        226,800
    Cisco Systems, Inc.*..............   52,000      3,354,000
    Computer Associates International,
      Inc. ...........................    3,700        203,500
    Compuware Corp.*..................    9,900        314,944
    Comverse Technology, Inc.*........   14,200      1,072,100
    Electronic Data Systems Corp. ....    3,500        197,969
    Keane, Inc.*......................   10,300        233,037
    Microsoft Corp.*..................  103,700      9,352,444
    NCR Corp.*........................   10,800        527,175
    Oracle Corp.*.....................   20,400        757,350
    Siebel Systems, Inc.*.............    2,800        185,850
    Sterling Software, Inc.*..........   18,700        499,056
    Sun Microsystems, Inc.*...........    2,800        192,850
    Unisys Corp.*.....................   25,900      1,008,481
                                                  ------------
                                                    20,843,856
                                                  ------------
CONGLOMERATES -- 2.3%
    Corning, Inc......................    6,500        455,812
    Minnesota Mining & Manufacturing
      Co. ............................    8,200        712,887
    National Service Industries,
      Inc. ...........................    5,100        183,600
    Ogden Corp. ......................   21,900        589,931
    Philip Morris Companies, Inc. ....   40,000      1,607,500
    Tyco International Ltd. ..........   20,200      1,913,950
    Viad Corp. .......................    3,000         92,812
                                                  ------------
                                                     5,556,492
                                                  ------------

                                       76
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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
CONSTRUCTION -- 0.5%
    Centex Corp. .....................   11,200   $    420,700
    Horton, (D.R.), Inc. .............    6,500        108,062
    Foster Wheeler Corp. .............   10,200        144,075
    Kaufman & Broad Home Corp. .......    9,200        228,850
    Pulte Corp. ......................   12,600        290,587
                                                  ------------
                                                     1,192,274
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 3.3%
    ACNielsen Corp.*..................    2,400         72,600
    Alberto-Culver Co. Cl-B...........    1,100         29,287
    Avon Products, Inc. ..............   14,800        821,400
    Church and Dwight Co., Inc. ......    1,700         73,950
    Circuit City Stores, Inc..........    1,500        139,500
    Clorox Co. .......................    3,800        405,887
    Eastman Kodak Co. ................   17,300      1,172,075
    Fortune Brands, Inc. .............   16,200        670,275
    International Flavors &
      Fragrances, Inc. ...............    3,900        173,062
    Nature's Sunshine Products,
      Inc. ...........................    3,700         38,850
    Premark International, Inc. ......   20,600        772,500
    Procter & Gamble Co. .............   18,600      1,660,050
    R.J. Reynolds Tobacco Holdings,
      Inc. ...........................   11,098        349,602
    Tupperware Corp. .................   30,800        785,400
    Universal Corp. ..................    3,000         85,312
    Whirlpool Corp. ..................   10,300        762,200
                                                  ------------
                                                     8,011,950
                                                  ------------
CONTAINERS & PACKAGING -- 0.0%
    Crown Cork & Seal Co., Inc. ......    1,900         54,150
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.5%
    EG&G, Inc. .......................   11,500        409,687
    General Electric Co. .............   56,700      6,407,100
    Pentair, Inc. ....................    3,500        160,125
    Rockwell International Corp. .....   15,200        923,400
    Texas Instruments, Inc. ..........    3,700        536,500
                                                  ------------
                                                     8,436,812
                                                  ------------
ENTERTAINMENT & LEISURE -- 1.2%
    Anchor Gaming*....................    2,000         96,125
    Carnival Corp. ...................   23,100      1,120,350
    Disney, (Walt) Co. ...............    4,700        144,819
    Hollywood Entertainment Corp.*....    9,800        191,712
    Time Warner, Inc. ................    5,300        389,550
    Viacom, Inc. Cl-B*................   21,700        954,800
                                                  ------------
                                                     2,897,356
                                                  ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Browning-Ferris Industries,
      Inc. ...........................    6,000        258,000
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Hertz Corp. Cl-A..................    7,600        471,200
                                                  ------------
FINANCIAL-BANK & TRUST -- 7.1%
    Bank One Corp. ...................   61,700      3,675,006
    BankAmerica Corp. ................   46,400      3,401,700
    Chase Manhattan Corp. ............   66,000      5,717,250
    City National Corp. ..............    4,800        179,700
    Countrywide Credit Industries,
      Inc. ...........................    8,100        346,275

                                        SHARES       VALUE
                                        ------       -----
    Cullen/Frost Bankers, Inc. .......    2,000   $     55,125
    First Union Corp. ................   36,800      1,729,600
    Fleet Financial Group, Inc. ......   19,200        852,000
    GreenPoint Financial Corp. .......   16,600        544,687
    Pacific Century Financial
      Corp. ..........................    2,700         58,219
    UnionBanCal Corp. ................    6,000        216,750
    Wells Fargo & Co. ................   11,400        487,350
                                                  ------------
                                                    17,263,662
                                                  ------------
FINANCIAL SERVICES -- 5.3%
    Bear Stearns Companies, Inc. .....    3,700        172,975
    Citigroup, Inc. ..................   43,850      2,082,875
    Concord EFS, Inc.*................    4,400        186,175
    Deluxe Corp. .....................   52,000      2,024,750
    Fannie Mae........................   36,500      2,495,687
    Freddie Mac.......................   20,400      1,183,200
    Lehman Brothers Holdings, Inc. ...   11,500        715,875
    Merrill Lynch & Co., Inc. ........   12,200        975,237
    Morgan Stanley, Dean Witter &
      Co. ............................   30,300      3,105,750
                                                  ------------
                                                    12,942,524
                                                  ------------
FOOD -- 4.2%
    Albertson's, Inc. ................   10,136        522,637
    Bestfoods, Inc. ..................   11,600        574,200
    ConAgra, Inc. ....................   12,000        319,500
    General Mills, Inc. ..............   19,500      1,567,312
    Heinz, (H.J.) Co. ................   23,400      1,172,925
    Hormel Foods Corp. ...............    4,700        189,175
    IBP, Inc. ........................    6,000        142,500
    Kroger Co.*.......................    7,000        195,562
    Lance, Inc. ......................    8,500        132,813
    Nabisco Group Holdings............   45,800        895,963
    Quaker Oats Co. ..................   24,500      1,626,188
    Safeway, Inc.*....................    9,000        445,500
    Sara Lee Corp. ...................   10,100        229,144
    Starbucks Corp.*..................    3,000        112,688
    Supervalu, Inc. ..................   23,700        608,794
    Sysco Corp. ......................    6,400        190,800
    The Earthgrains Co. ..............   12,200        314,913
    Unilever NV NY Reg. ..............   13,760        959,760
                                                  ------------
                                                    10,200,374
                                                  ------------
HEALTHCARE SERVICES -- 1.0%
    Amgen, Inc.*......................   28,700      1,747,113
    Herbalife International, Inc. ....    6,400         70,000
    McKesson HBOC, Inc. ..............    4,500        144,563
    PacifiCare Health Systems,
      Inc.*...........................    4,700        338,106
    RehabCare Group, Inc.*............    1,200         22,125
    Shared Medical Systems Corp. .....    2,000        130,500
    Trigon Healthcare, Inc.*..........    2,100         76,388
                                                  ------------
                                                     2,528,795
                                                  ------------
HOTELS & MOTELS -- 0.2%
    Host Marriott Corp. [REIT]........   42,200        501,125
                                                  ------------
INSURANCE -- 4.0%
    Allstate Corp. ...................   43,800      1,571,325
    Arthur J. Gallagher & Co. ........    7,400        366,300
    Conseco, Inc. ....................    9,800        298,288
    Fidelity National Financial,
      Inc. ...........................   11,500        241,500

                                       77
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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    First American Financial Corp. ...   20,500   $    366,438
    LandAmerica Financial Group,
      Inc. ...........................    6,200        178,250
    Lincoln National Corp. ...........   57,800      3,023,663
    Loews Corp. ......................   20,600      1,629,975
    Marsh & McLennan Companies,
      Inc. ...........................   25,800      1,947,900
    Travelers Property Casualty Corp.
      Cl-A............................      800         31,300
                                                  ------------
                                                     9,654,939
                                                  ------------
MACHINERY & EQUIPMENT -- 0.5%
    Caterpillar, Inc. ................    5,000        300,000
    Ingersoll-Rand Co. ...............   15,400        995,225
                                                  ------------
                                                     1,295,225
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
    Abbott Laboratories...............   17,500        796,250
    Baxter International, Inc. .......    9,100        551,688
    Bergen Brunswig Corp. Cl-A........   25,000        431,250
    Hillenbrand Industries, Inc. .....   14,000        605,500
    Johnson & Johnson Co. ............   24,000      2,352,000
    Mallinckrodt, Inc. ...............   20,600        749,325
    St. Jude Medical, Inc.*...........    2,600         92,625
    VISX, Inc.*.......................   13,600      1,076,950
                                                  ------------
                                                     6,655,588
                                                  ------------
METALS & MINING -- 0.2%
    Alcoa, Inc. ......................    5,800        358,875
    Nucor Corp. ......................    1,300         61,669
    USX-U.S. Steel Group, Inc. .......      800         21,600
                                                  ------------
                                                       442,144
                                                  ------------
OIL & GAS -- 6.2%
    Atlantic Richfield Co. ...........    6,600        551,513
    Chevron Corp. ....................    2,400        228,450
    Diamond Offshore Drilling,
      Inc. ...........................   14,200        402,925
    Exxon Corp. ......................   53,000      4,087,625
    Kerr-McGee Corp. .................   26,100      1,309,894
    Keyspan Corp. ....................   13,800        363,975
    MCN Energy Group, Inc. ...........   12,500        259,375
    Mobil Corp. ......................   22,000      2,178,000
    Occidental Petroleum Corp. .......    8,000        169,000
    Royal Dutch Petroleum Co. ........   20,100      1,211,025
    Sempra Energy.....................   45,300      1,024,913
    Sunoco, Inc. .....................    9,100        274,706
    Texaco, Inc. .....................   29,200      1,825,000
    Tidewater, Inc. ..................   19,600        597,800
    Ultramar Diamond Shamrock
      Corp. ..........................   16,100        351,181
    Union Pacific Resources Group,
      Inc. ...........................    9,400        153,338
                                                  ------------
                                                    14,988,720
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.6%
    Fort James Corp. .................    3,100        117,413
    International Paper Co. ..........    7,800        393,900
    Kimberly-Clark Corp. .............   10,200        581,400
    Weyerhaeuser Co. .................    3,800        261,250
                                                  ------------
                                                     1,353,963
                                                  ------------
PHARMACEUTICALS -- 6.8%
    American Home Products Corp. .....    1,400         80,500

                                        SHARES       VALUE
                                        ------       -----
    Andrx Corp.*......................    4,000   $    308,500
    Biogen, Inc.*.....................    5,600        360,150
    Bristol-Meyers Squibb Co. ........   41,300      2,909,069
    Cardinal Health, Inc. ............    4,500        288,563
    Genentech, Inc.*..................   18,200      1,496,950
    Lilly, (Eli) & Co. ...............   24,000      1,719,000
    Medicis Pharmaceutical Corp.
      Cl-A*...........................    2,000         50,750
    Merck & Co., Inc. ................   31,600      2,338,400
    Pfizer, Inc. .....................   13,700      1,503,575
    Pharmacia & Upjohn, Inc. .........   18,100      1,028,306
    Schering-Plough Corp. ............   47,500      2,517,500
    Warner-Lambert Co. ...............   27,600      1,914,750
                                                  ------------
                                                    16,516,013
                                                  ------------
RAILROADS -- 0.1%
    Union Pacific Corp. ..............    3,700        215,756
                                                  ------------
REAL ESTATE -- 0.1%
    CarrAmerica Realty Corp. [REIT]...   12,200        305,000
                                                  ------------
RESTAURANTS -- 0.4%
    Brinker International, Inc.*......    3,200         87,000
    McDonald's Corp. .................    2,400         99,150
    Tricon Global Restaurants,
      Inc.*...........................    2,700        146,138
    Wendy's International, Inc. ......   23,500        665,344
                                                  ------------
                                                       997,632
                                                  ------------
RETAIL & MERCHANDISING -- 4.9%
    Amazon.com, Inc.*.................    2,000        250,250
    Best Buy Co., Inc.*...............   18,300      1,235,250
    Borders Group, Inc.*..............    7,300        115,431
    Enesco Group, Inc. ...............    1,500         34,688
    Home Depot, Inc. .................   24,800      1,598,050
    Lowe's Companies, Inc. ...........    3,100        175,731
    Penney, (J.C.) Co., Inc. .........   23,500      1,141,219
    Rite Aid Corp. ...................    3,900         96,038
    Sears, Roebuck & Co. .............   25,200      1,122,975
    TJX Companies, Inc. ..............   21,100        702,894
    Wal-Mart Stores, Inc. ............  105,600      5,095,200
    Zale Corp.*.......................   10,900        436,000
                                                  ------------
                                                    12,003,726
                                                  ------------
SEMICONDUCTORS -- 2.6%
    Intel Corp. ......................   88,600      5,271,700
    Micron Technology, Inc.*..........    7,100        286,219
    Motorola, Inc. ...................    7,600        720,100
                                                  ------------
                                                     6,278,019
                                                  ------------
TELECOMMUNICATIONS -- 11.5%
    Alltel Corp. .....................    2,400        171,600
    Ameritech Corp. ..................   18,400      1,352,400
    AT&T Corp. .......................   75,600      4,219,425
    Bell Atlantic Corp. ..............   21,900      1,431,713
    BellSouth Corp. ..................   69,500      3,257,813
    Comcast Corp. Cl-A................   23,600        907,125
    GTE Corp. ........................   23,100      1,749,825
    Lucent Technologies, Inc. ........   59,000      3,978,813
    MCI WorldCom, Inc.*...............   21,000      1,811,250
    MediaOne Group, Inc.*.............    1,300         96,688
    Nortel Networks Corp. ............   13,600      1,180,650

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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    QUALCOMM, Inc.*...................    4,600   $    660,100
    SBC Communications, Inc. .........   44,600      2,586,800
    Sprint Corp. (FON Group)..........    7,000        369,688
    Sprint Corp. (PCS Group)*.........   19,500      1,113,938
    Tellabs, Inc.*....................   13,600        918,850
    U.S. West, Inc. ..................   34,625      2,034,219
                                                  ------------
                                                    27,840,897
                                                  ------------
TRANSPORTATION -- 0.0%
    Laidlaw, Inc. ....................    3,000         22,125
                                                  ------------
UTILITIES -- 2.9%
    Ameren Corp. .....................    7,700        295,488
    Avista Corp. .....................   10,000        170,000
    Central & South West Corp. .......   35,900        839,163
    Conectiv, Inc. ...................   22,300        544,956
    Conectiv, Inc. Cl-A...............    1,600         67,200
    Constellation Energy Group........   13,800        408,825
    Dominion Resources, Inc. .........   17,100        740,644
    Duke Energy Corp. ................   18,400      1,000,500
    GPU, Inc. ........................    2,300         97,031
    LG&E Energy Corp. ................   14,500        304,500
    MDU Resources Group, Inc. ........    3,300         75,281

                                        SHARES       VALUE
                                        ------       -----
    Minnesota Power, Inc. ............   22,600   $    449,175
    Reliant Energy, Inc. .............    5,100        140,888
    Southern Co. .....................   10,400        275,600
    Texas Utilities Co. ..............    9,300        383,625
    UtiliCorp United, Inc. ...........   50,200      1,220,488
                                                  ------------
                                                     7,013,364
                                                  ------------
TOTAL COMMON STOCK
  (Cost $216,981,591).................             232,990,026
                                                  ------------
                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
Federal Home Loan Bank
  4.60%, 07/01/99
  (Cost $9,424,000)...................  $ 9,424      9,424,000
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $226,405,591).................             242,414,026
OTHER ASSETS LESS
  LIABILITIES -- 0.1%.................                 226,409
                                                  ------------
NET ASSETS -- 100.0%..................            $242,640,435
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 60.4%
AEROSPACE -- 1.3%
    Cordant Technologies, Inc. ......    5,300    $    239,494
    General Dynamics Corp. ..........    6,700         458,950
    Goodrich, (B.F.) Co. ............   25,400       1,079,500
    United Technologies Corp. .......    7,900         566,331
                                                  ------------
                                                     2,344,275
                                                  ------------
AIRLINES -- 0.2%
    AMR Corp.*.......................    1,700         116,025
    Delta Air Lines, Inc. ...........    1,300          74,912
    Southwest Airlines Co. ..........    2,800          87,150
    US Airways Group, Inc.*..........      600          26,137
                                                  ------------
                                                       304,224
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ..................   25,500       1,439,156
    General Motors Corp. ............    5,300         349,800
                                                  ------------
                                                     1,788,956
                                                  ------------
AUTOMOTIVE PARTS -- 0.0%
    Delphi Automotive Systems
      Corp. .........................    3,000          55,687
                                                  ------------
BEVERAGES -- 0.2%
    Anheuser-Busch Companies,
      Inc. ..........................    2,400         170,250
    Coors, (Adolph) Co. Cl-B.........    4,600         227,700
                                                  ------------
                                                       397,950
                                                  ------------
BROADCASTING -- 0.6%
    CBS Corp.*.......................   23,400       1,016,437
    King World Productions, Inc.*....    3,300         114,881
                                                  ------------
                                                     1,131,318
                                                  ------------
BUILDING MATERIALS -- 0.1%
    Centex Construction Products,
      Inc. ..........................    5,100         174,037
                                                  ------------
BUSINESS SERVICES -- 0.4%
    American Management Systems,
      Inc.*..........................   10,600         339,862
    Metzler Group, Inc.*.............   10,200         281,775
                                                  ------------
                                                       621,637
                                                  ------------
CHEMICALS -- 1.2%
    Dexter Corp. ....................    8,300         338,744
    Dow Chemical Co. ................    7,400         938,875
    DuPont, (E.I.) de Nemours &
      Co. ...........................   10,200         696,787
    Rohm & Haas Co. .................    1,800          77,175
                                                  ------------
                                                     2,051,581
                                                  ------------
CLOTHING & APPAREL -- 0.5%
    AnnTaylor Stores Corp.*..........    7,400         333,000
    Claire's Stores, Inc. ...........    3,600          92,250
    Tommy Hilfiger Corp.*............    3,600         264,600
    V.F. Corp. ......................    5,200         222,300
                                                  ------------
                                                       912,150
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
COMPUTER HARDWARE -- 3.7%
    Apple Computer, Inc.*............   39,900    $  1,847,869
    Dell Computer Corp.*.............   20,400         754,800
    Gateway, Inc.*...................    3,700         218,300
    Hewlett-Packard Co. .............   21,800       2,190,900
    International Business Machines
      Corp. .........................   10,600       1,370,050
                                                  ------------
                                                     6,381,919
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 5.7%
    America Online, Inc.*............    9,200       1,016,600
    Cisco Systems, Inc.*.............   19,800       1,277,100
    Comverse Technology, Inc.*.......    7,800         588,900
    Concentric Network Corp.*........    3,500         139,125
    Keane, Inc.*.....................    6,100         138,012
    Mastech Corp.*...................    5,900         109,887
    Microsoft Corp.*.................   52,500       4,734,844
    NCR Corp.*.......................    9,700         473,481
    Network Solutions, Inc.*.........    3,600         284,850
    Sterling Software, Inc.*.........    4,300         114,756
    Unisys Corp.*....................   27,100       1,055,206
                                                  ------------
                                                     9,932,761
                                                  ------------
CONGLOMERATES -- 1.5%
    Corning, Inc. ...................   12,300         862,537
    Ogden Corp. .....................   10,300         277,456
    Philip Morris Companies, Inc. ...   16,100         647,019
    Tyco International Ltd. .........    8,800         833,800
                                                  ------------
                                                     2,620,812
                                                  ------------
CONSTRUCTION -- 0.3%
    Centex Corp. ....................    9,200         345,575
    Pulte Corp. .....................    5,200         119,925
                                                  ------------
                                                       465,500
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 2.0%
    Avon Products, Inc. .............   10,000         555,000
    Clorox Co. ......................    5,600         598,150
    Colgate-Palmolive Co. ...........    1,000          98,750
    Eastman Kodak Co. ...............    8,200         555,550
    Fortune Brands, Inc. ............    5,400         223,425
    Nature's Sunshine Products,
      Inc. ..........................    3,500          36,750
    Premark International, Inc. .....   19,400         727,500
    Procter & Gamble Co. ............    2,500         223,125
    Tupperware Corp. ................    7,400         188,700
    Universal Corp. .................    8,700         247,406
    Whirlpool Corp. .................    1,200          88,800
                                                  ------------
                                                     3,543,156
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.4%
    American Power Conversion
      Corp.*.........................    9,900         199,237
    EG&G, Inc. ......................    4,800         171,000
    General Electric Co. ............   15,800       1,785,400

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Rockwell International Corp. ....    4,300    $    261,225
    Teleflex, Inc. ..................    2,200          95,562
                                                  ------------
                                                     2,512,424
                                                  ------------
ENTERTAINMENT & LEISURE -- 0.6%
    Anchor Gaming*...................    3,100         148,994
    Viacom, Inc. Cl-B*...............   20,000         880,000
                                                  ------------
                                                     1,028,994
                                                  ------------
EQUIPMENT SERVICES -- 0.3%
    Hertz Corp. Cl-A.................    7,900         489,800
                                                  ------------
FINANCIAL-BANK & TRUST -- 4.5%
    Bank One Corp. ..................   28,000       1,667,750
    BankAmerica Corp. ...............   14,400       1,055,700
    Chase Manhattan Corp. ...........   36,700       3,179,137
    Fifth Third Bancorp..............    4,500         299,531
    First Union Corp. ...............   12,400         582,800
    Fleet Financial Group, Inc. .....    9,100         403,812
    GreenPoint Financial Corp. ......    3,600         118,125
    Wells Fargo & Co. ...............    3,500         149,625
    Zions Bancorp....................    6,400         406,400
                                                  ------------
                                                     7,862,880
                                                  ------------
FINANCIAL SERVICES -- 3.8%
    Concord EFS, Inc.*...............    4,100         173,481
    Deluxe Corp. ....................   22,600         879,987
    Fannie Mae.......................   25,500       1,743,562
    Freddie Mac......................   15,300         887,400
    Merrill Lynch & Co., Inc. .......    6,000         479,625
    Morgan Stanley, Dean Witter &
      Co. ...........................   21,800       2,234,500
    Providian Financial Corp. .......    2,300         215,050
                                                  ------------
                                                     6,613,605
                                                  ------------
FOOD -- 2.9%
    Albertson's, Inc. ...............    1,000          51,562
    ConAgra, Inc. ...................    9,500         252,937
    General Mills, Inc. .............    2,700         217,012
    Hormel Foods Corp. ..............    6,700         269,675
    IBP, Inc. .......................   21,900         520,125
    Keebler Foods Co.*...............   20,200         613,575
    Quaker Oats Co. .................   20,100       1,334,137
    Safeway, Inc.*...................   13,000         643,500
    Suiza Foods Corp.*...............   12,100         506,687
    The Earthgrains Co. .............    9,300         240,056
    Unilever NV NY Reg. .............    4,910         342,472
                                                  ------------
                                                     4,991,738
                                                  ------------
HEALTHCARE SERVICES -- 1.0%
    Amgen, Inc.*.....................   21,100       1,284,462
    Herbalife International, Inc. ...    1,700          18,594
    PacifiCare Health Systems,
      Inc.*..........................    5,000         359,687
                                                  ------------
                                                     1,662,743
                                                  ------------
INSURANCE -- 2.4%
    Allstate Corp. ..................   15,100         541,712
    Arthur J. Gallagher & Co. .......    7,600         376,200
    Fidelity National Financial,
      Inc. ..........................   14,300         300,300
    First American Financial
      Corp. .........................   21,800         389,675
    LandAmerica Financial Group,
      Inc. ..........................    4,100         117,875

                                        SHARES       VALUE
                                        ------       -----
    Lincoln National Corp. ..........   31,000    $  1,621,688
    Loews Corp. .....................   10,700         846,638
                                                  ------------
                                                     4,194,088
                                                  ------------
MACHINERY & EQUIPMENT -- 0.5%
    Ingersoll-Rand Co. ..............   13,900         898,288
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Bard, (C.R.), Inc. ..............    6,800         325,125
    Genzyme Corp.*...................    9,200         446,200
    Genzyme Surgical Products*.......    1,647           7,257
    Hillenbrand Industries, Inc. ....    5,400         233,550
    Johnson & Johnson Co. ...........    9,500         931,000
    Mallinckrodt, Inc. ..............    6,700         243,713
    MedImmune, Inc.*.................    3,000         203,250
    VISX, Inc.*......................   11,100         878,981
                                                  ------------
                                                     3,269,076
                                                  ------------
METALS & MINING -- 0.1%
    Alcoa, Inc. .....................    3,200         198,000
                                                  ------------
OIL & GAS -- 3.3%
    Amerada Hess Corp. ..............    4,900         291,550
    Anadarko Petroleum Corp. ........    9,800         360,763
    Apache Corp. ....................   13,900         542,100
    Atlantic Richfield Co. ..........    7,100         593,294
    Burlington Resources, Inc. ......    3,300         142,725
    Exxon Corp. .....................   11,500         886,938
    Mobil Corp. .....................   16,300       1,613,700
    Occidental Petroleum Corp. ......    3,000          63,375
    Sempra Energy....................    7,500         169,688
    Sunoco, Inc. ....................    3,800         114,713
    Texaco, Inc. ....................    4,100         256,250
    Tidewater, Inc. .................   10,100         308,050
    Union Pacific Resources Group,
      Inc. ..........................   20,300         331,144
    Vastar Resources, Inc. ..........    2,200         115,363
                                                  ------------
                                                     5,789,653
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Fort James Corp. ................    1,400          53,025
    International Paper Co. .........    3,600         181,800
    Weyerhaeuser Co. ................    1,600         110,000
                                                  ------------
                                                       344,825
                                                  ------------
PHARMACEUTICALS -- 4.3%
    Allergan, Inc. ..................    1,300         144,300
    Andrx Corp.*.....................    4,700         362,488
    Biogen, Inc.*....................    6,800         437,325
    Bristol-Meyers Squibb Co. .......   14,300       1,007,256
    Chiron Corp.*....................    7,200         149,400
    Genentech, Inc.*.................   16,000       1,316,000
    Lilly, (Eli) & Co. ..............    6,900         494,213
    Medicis Pharmaceutical Corp.
      Cl-A*..........................    5,700         144,638
    Merck & Co., Inc. ...............    4,300         318,200
    Pfizer, Inc. ....................    2,600         285,350
    Roberts Pharmaceutical Corp.*....    4,300         104,275
    Schering-Plough Corp. ...........   32,600       1,727,800
    Warner-Lambert Co. ..............   13,900         964,313
                                                  ------------
                                                     7,455,558
                                                  ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
PRINTING & PUBLISHING -- 0.2%
    Lexmark International Group, Inc.
      Cl-A*..........................    3,800    $    251,038
    Valassis Communications, Inc.*...    4,300         157,488
                                                  ------------
                                                       408,526
                                                  ------------
RAILROADS -- 0.1%
    Union Pacific Corp. .............    1,700          99,131
                                                  ------------
RESTAURANTS -- 0.4%
    Darden Restaurants, Inc. ........    3,700          80,706
    Foodmaker, Inc.*.................    8,800         249,700
    Tricon Global Restaurants,
      Inc.*..........................    7,100         384,288
                                                  ------------
                                                       714,694
                                                  ------------
RETAIL & MERCHANDISING -- 3.0%
    Best Buy Co., Inc.*..............    4,700         317,250
    Gap, Inc. .......................    2,400         120,900
    Home Depot, Inc. ................   21,500       1,385,406
    Kohl's Corp.*....................    1,700         131,219
    Neiman Marcus Group, Inc. .......    3,000          77,063
    Wal-Mart Stores, Inc. ...........   60,300       2,909,475
    Zale Corp.*......................    9,000         360,000
                                                  ------------
                                                     5,301,313
                                                  ------------
SEMICONDUCTORS -- 1.8%
    Intel Corp. .....................   51,400       3,058,300
                                                  ------------
TELECOMMUNICATIONS -- 7.5%
    Ameritech Corp. .................   15,100       1,109,850
    AT&T Corp. ......................   32,400       1,808,325
    Bell Atlantic Corp. .............    7,400         483,775
    BellSouth Corp. .................   57,400       2,690,625
    Cablevision Systems Corp.
      Cl-A*..........................    1,100          77,000
    Comcast Corp. Cl-A...............    9,600         369,000
    Commscope, Inc.*.................   10,300         316,725
    EchoStar Communications Corp.
      Cl-A*..........................    2,400         368,250
    GTE Corp. .......................   11,000         833,250
    Lucent Technologies, Inc. .......   26,600       1,793,838
    Nortel Networks Corp. ...........    7,900         685,819
    SBC Communications, Inc. ........   28,600       1,658,800
    Sprint Corp. (FON Group).........    3,000         158,438
    Sprint Corp. (PCS Group)*........    3,900         222,788
    U.S. West, Inc. .................    8,100         475,875
                                                  ------------
                                                    13,052,358
                                                  ------------
TRANSPORTATION -- 0.1%
    FDX Corp.*.......................    2,400         130,200
                                                  ------------
UTILITIES -- 1.4%
    Energy East Corp. ...............    2,600          67,600
    FPL Group, Inc. .................    4,100         223,963
    LG&E Energy Corp. ...............   14,500         304,500
    Minnesota Power, Inc. ...........   11,100         220,613
    Northeast Utilities*.............    6,300         111,431
    Reliant Energy, Inc. ............   12,000         331,500
    Southern Co. ....................   25,100         665,150

                                        SHARES       VALUE
                                        ------       -----
    Texas Utilities Co. .............    4,600    $    189,750
    UtiliCorp United, Inc. ..........   15,800         384,138
                                                  ------------
                                                     2,498,645
                                                  ------------
TOTAL COMMON STOCK
  (Cost $94,788,350).................              105,300,802
                                                  ------------

                                         PAR
                                        (000)
                                       --------
CORPORATE OBLIGATIONS -- 6.3%
AIRLINES -- 0.2%
    Continental Airlines, Inc.
      8.00%, 12/15/05................  $   450         427,500
                                                  ------------
AUTOMOTIVE PARTS -- 0.3%
    Lear Corp. 144A
      7.96%, 05/15/05................      550         533,500
                                                  ------------
BEVERAGES -- 0.3%
    Pepsi Bottling Group, Inc. 144A
      7.00%, 03/01/29................      300         282,375
    Pepsi Bottling Holdings, Inc.
      144A
      5.625%, 02/17/09...............      300         274,875
                                                  ------------
                                                       557,250
                                                  ------------
BROADCASTING -- 0.1%
    British Sky Broadcasting
      6.875%, 02/23/09...............      100          94,250
                                                  ------------
CHEMICALS -- 0.2%
    Monsanto Co. 144A
      6.60%, 12/01/28................      400         357,500
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04...............      250         249,688
                                                  ------------
CONTAINERS & PACKAGING -- 0.2%
    Owens-Illinois, Inc.
      7.15%, 05/15/05................      350         334,250
                                                  ------------
FINANCIAL-BANK & TRUST-- 0.6%
    First Bank System
      7.63%, 05/01/05................      100         104,000
    Fleet National Bank
      5.75%, 01/15/09................      450         411,188
    NationsBank Corp.
      6.13%, 07/15/04................      300         294,750
    Southern Investments UK
      6.80%, 12/01/06................      300         294,000
                                                  ------------
                                                     1,103,938
                                                  ------------
FINANCIAL SERVICES -- 0.9%
    Associates Corp.
      6.25%, 11/01/08................      300         285,000
    Ford Motor Credit Corp.
      6.55%, 09/10/02................      215         215,538
    General Motors Acceptance Corp.
      7.125%, 05/01/03...............      100         101,500
    Hutchison Whampoa Financial Cl-C
      144A
      7.50%, 08/01/27................      400         347,000

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AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                       --------   ------------
    Lehman Brothers Holdings, Inc.
      6.625%, 04/01/04...............  $   450    $    441,563
    Toyota Motor Credit Corp.
      5.625%, 11/13/03...............      100          96,875
                                                  ------------
                                                     1,487,476
                                                  ------------
FOOD -- 0.3%
    Kroger Co. 144A
      7.25%, 06/01/09................      500         500,625
                                                  ------------
INSURANCE -- 0.4%
    Conseco, Inc.
      6.40%, 06/15/01................      300         294,375
    Fremont General Corp.
      7.70%, 03/17/04................      350         347,813
                                                  ------------
                                                       642,188
                                                  ------------
METALS & MINING -- 0.2%
    Pohang Iron & Steel Co.
      7.375%, 05/15/05...............      400         388,500
                                                  ------------
OIL & GAS -- 0.7%
    Conoco, Inc.
      5.90%, 04/15/04................      400         391,500
    Enron Corp.
      6.625%, 11/15/05...............      150         146,063
    Petroleum Geo-Services
      7.125%, 03/30/28...............      350         314,563
    USX Corp.
      6.65%, 02/01/06................      300         288,750
                                                  ------------
                                                     1,140,876
                                                  ------------
REAL ESTATE -- 0.2%
    Chelsea GCA Realty, Inc.
      7.25%, 10/21/07................      400         375,500
                                                  ------------
RETAIL & MERCHANDISING -- 0.5%
    Rite Aid Corp. 144A
      6.70%, 12/15/01................      350         349,125
      6.00%, 12/15/05................      250         231,875
    Sears, Roebuck & Co.
      6.25%, 01/15/04................      200         198,250
                                                  ------------
                                                       779,250
                                                  ------------
TELECOMMUNICATIONS -- 1.1%
    Cable & Wire Communications
      6.625%, 03/06/05...............      200         195,500
    Cincinnati Bell Telephone Co.
      6.30%, 12/01/28................      100          87,500
    GTE North, Inc.
      5.65%, 11/15/08................      500         459,375
    Qwest Communications
      International, Inc. Cl-B
      7.50%, 11/01/08................      700         696,500

                                         PAR
                                        (000)        VALUE
                                       --------   ------------
    TCI Communications, Inc.
      8.75%, 08/01/15................  $   300    $    344,250
    WorldCom, Inc.
      7.55%, 04/01/04................      100         103,000
      6.40%, 08/15/05................      100          97,625
                                                  ------------
                                                     1,983,750
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $11,320,026).................               10,956,041
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.8%
    Federal Home Loan Bank
      4.60%, 07/01/99................    8,713       8,713,000
      5.705%, 03/19/03...............      500         494,445
                                                  ------------
                                                     9,207,445
                                                  ------------
    Federal Home Loan Mortgage Corp.
      7.00%, 06/01/14................    2,000       2,012,790
                                                  ------------
    Federal National Mortgage Assoc.
      6.00%, 10/01/28................    2,665       2,505,155
      6.23%, 07/21/08................      200         191,968
      6.50%, 04/29/09-01/01/28.......    6,899       6,686,492
      7.00%, 01/28/08 [TBA]..........    1,350       1,337,344
      7.00%, 05/01/11-03/01/28.......    1,610       1,605,427
      7.50%, 06/25/27 [TBA]..........    1,000       1,002,188
      7.50%, 03/01/27-07/01/27.......      344         348,201
                                                  ------------
                                                    13,676,775
                                                  ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28.......      584         546,673
      6.50%, 03/15/28-04/15/28.......    1,633       1,574,707
      7.00%, 12/15/27................      273         269,963
      8.00%, 03/15/27................       95          97,475
      8.75%, 01/15/27-04/15/27.......      105         111,039
                                                  ------------
                                                     2,599,857
                                                  ------------
    (Cost $27,935,772)...............               27,496,867
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 11.3%
    U.S. Treasury Bonds
      7.875%, 02/15/21...............    3,600       4,264,237
      5.25%, 11/15/28................    1,000         885,675
                                                  ------------
                                                     5,149,912
                                                  ------------
    U.S. Treasury Notes
      7.75%, 11/30/99................    2,750       2,780,515
      5.50%, 03/31/00................    8,700       8,724,493
      6.625%, 07/31/01...............      900         917,844
      5.75%, 11/30/02................      500         500,125
      6.625%, 05/15/07...............      700         729,294
      4.75%, 11/15/08................      250         229,511
      5.50%, 05/15/09................      650         636,405
                                                  ------------
                                                    14,518,187
                                                  ------------
    (Cost $19,936,534)...............               19,668,099
                                                  ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                       --------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
    Amresco Residential Securities
      Mortgage Loan Trust Series
      1998-2 Cl-A4
      6.44%, 04/25/27................  $   400    $    393,374
    Case Equipment Loan Trust Series
      1998-B Cl-A4
      5.92%, 10/15/05................      300         298,847
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12................      300         297,896
    Comed Transitional Funding Trust
      Series 1998-1 Cl-A6
      5.63%, 06/25/09................      100          94,642
    General Motors Acceptance Corp.
      Series 1999-C1 Cl-A2
      6.175%, 05/15/33...............      450         426,530
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1
      6.25%, 07/15/07................      189         185,085
    Nationslink Funding Corp. Series
      1998-2 Cl-A1
      6.00%, 11/20/07................      193         187,340
    Nationslink Funding Corp. Series
      1999-1 Cl-A2
      6.316%, 11/20/08...............      250         239,554
                                                  ------------
    (Cost $2,192,056)................                2,123,268
                                                  ------------
SOVEREIGN ISSUES -- 0.1%
CANADA
    British Columbia Government
      5.375%, 10/29/08
    (Cost $99,508)...................      100          91,004
                                                  ------------
                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                       -------
FOREIGN BONDS -- 5.8%
AUSTRALIA -- 0.4%
    Australian Government
      9.50%, 08/15/03................    1,030         772,573
                                                  ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
CANADA -- 0.5%
    Canadian Government
      5.00%, 03/15/00................       980    $    662,219
      6.00%, 06/01/08................       300         210,094
                                                   ------------
                                                        872,313
                                                   ------------
DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%, 03/15/06................     1,150         190,894
                                                   ------------
GERMANY -- 3.1%
    Deutschland Republic
      6.00%, 09/15/03................     2,529       2,823,122
      4.125%, 07/04/08...............     2,000       2,001,444
      4.75%, 07/04/28................       681         638,301
                                                   ------------
                                                      5,462,867
                                                   ------------
JAPAN -- 0.9%
    Japanese Government
      3.30%, 06/20/06................   170,000       1,566,054
                                                   ------------
UNITED KINGDOM -- 0.8%
    United Kingdom Treasury
      7.50%, 12/07/06................       180         319,142
      9.00%, 08/06/12................       470       1,007,492
                                                   ------------
                                                      1,326,634
                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $11,005,312).................                10,191,335
                                                   ------------
                                        SHARES
                                        -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund...     1,685           1,685
    Temporary Investment Fund........     1,685           1,685
                                                   ------------
    (Cost $3,370)....................                     3,370
                                                   ------------
TOTAL INVESTMENTS -- 100.9%
  (Cost $167,280,928)................               175,830,786
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.9%)...................                (1,536,401)
                                                   ------------
NET ASSETS -- 100.0%.................              $174,294,385
                                                   ============


--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.5% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 94.8%
AUSTRALIA -- 2.1%
    Australia & New Zealand Banking
      Group Ltd. ....................      42,000   $   308,839
    Brambles Industries Ltd. ........      17,300       455,760
    Broken Hill Proprietary Co.
      Ltd. ..........................      60,000       695,019
    Cable & Wireless Optus Ltd.*.....     191,513       436,078
    Woodside Petroleum Ltd. .........      33,000       223,459
                                                    -----------
                                                      2,119,155
                                                    -----------
BELGIUM -- 0.9%
    Fortis Cl-B......................      14,450       453,761
    UCB SA...........................       9,382       401,527
                                                    -----------
                                                        855,288
                                                    -----------
BRAZIL -- 1.7%
    Centrais Eletricas Brasileiras
      SA.............................  20,130,000       392,960
    Embratel Participacoes SA
      Pfd. ..........................  18,900,000       251,048
    Petroleo Brasileiro SA...........   3,680,000       543,817
    Telesp Participacoes SA [ADR]*...      20,600       471,225
                                                    -----------
                                                      1,659,050
                                                    -----------
CANADA -- 3.3%
    Bombardier, Inc. Cl-B............      31,600       480,389
    Canadian National Railway Co. ...       5,300       354,157
    JDS Fitel, Inc.*.................       6,725       561,155
    Nortel Networks Corp. ...........      11,400       989,662
    Rogers Communications,
      Inc. Cl-B*.....................      27,000       431,438
    Teleglobe, Inc. .................       7,500       220,685
    Toronto-Dominion Bank............       5,400       243,539
                                                    -----------
                                                      3,281,025
                                                    -----------
DENMARK -- 0.5%
    Tele Danmark AS..................       9,000       443,006
                                                    -----------
FINLAND -- 1.7%
    Nokia Corp. Cl-A [ADR]...........      16,000     1,465,000
    Sonera Group Oyj.................      10,658       233,015
                                                    -----------
                                                      1,698,015
                                                    -----------
FRANCE -- 11.1%
    Accor SA.........................       2,103       528,092
    Altran Technologies SA...........       2,394       632,027
    AXA SA...........................       9,342     1,139,715
    Cap Gemini SA....................       5,538       870,381
    Carrefour Supermarche SA.........       4,206       618,095
    Compagnie Francaise d'Etudes et
      de Construction Technip........       4,500       504,909
    Groupe Danone....................       2,800       721,888
    Pinault-Printemps Redoute SA.....       5,400       926,656
    Sidel SA.........................       2,319       281,959
    Societe Generale.................       5,600       986,965
    Societe Nationale Elf
      Aquitaine SA...................       6,100       895,172
    Societe Television Francaise.....       2,750       640,933
    Vivendi..........................      26,390     2,137,751
                                                    -----------
                                                     10,884,543
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
GERMANY -- 6.0%
    Allianz AG.......................       1,294   $   361,639
    DaimlerChrysler AG*..............       6,874       600,291
    DePfa Deutsche Pfandbriefbank
      AG.............................      11,300     1,020,832
    Douglas Holding AG...............       6,800       307,153
    Mannesmann AG....................      19,510     2,917,406
    Siemens AG.......................       9,500       732,819
                                                    -----------
                                                      5,940,140
                                                    -----------
HONG KONG -- 2.4%
    Cheung Kong Holdings Ltd. .......      55,000       489,134
    China Telecom Ltd.*..............     220,000       611,063
    Henderson Land Development Co.
      Ltd. ..........................      76,000       436,882
    HSBC Holdings PLC................       7,200       262,624
    Swire Pacific Ltd. Cl-A..........      72,500       358,827
    Wharf Holdings Ltd. .............      79,000       246,410
                                                    -----------
                                                      2,404,940
                                                    -----------
INDONESIA -- 0.4%
    PT Telekomunikasi Indonesia......     592,920       344,481
                                                    -----------
IRELAND -- 0.5%
    Bank of Ireland..................      28,000       470,492
                                                    -----------
ITALY -- 3.9%
    Assicurazioni Generali...........      17,300       599,455
    Banco Intesa SPA.................      57,518       276,415
    Mediaset SPA.....................      37,700       335,135
    Mediolanum SPA...................      79,800       613,099
    Mondadori (Arnoldo)
      Editore SPA....................      45,600       790,034
    Seat Pagine Gialle SPA...........     219,900       300,478
    Telecom Italia SPA...............      89,100       926,211
                                                    -----------
                                                      3,840,827
                                                    -----------
JAPAN -- 17.2%
    Eisai Co. Ltd. ..................      23,000       453,212
    Fuji Heavy Industries Ltd. ......     113,000       871,987
    Fujitsu Ltd. ....................      70,000     1,408,257
    Japan Telecom Co. Ltd. ..........         250       355,266
    Kao Corp. .......................      52,000     1,460,720
    KDD Corp. .......................       5,000       358,984
    Kirin Brewery Co. Ltd. ..........      46,000       551,075
    Mitsukoshi Ltd. .................     113,000       491,076
    Murata Manufacturing Co. Ltd. ...       3,000       194,322
    Nippon Telegraph & Telephone
      Corp. .........................         960     1,126,275
    Nomura Securities Co. Ltd. ......      33,000       386,339
    NTT Data Corp. ..................         380       302,025
    NTT Mobile Communication Network,
      Inc. ..........................         800     1,083,974
    Ricoh Co. Ltd. ..................      28,000       385,405
    Ryohin Keikaku Co. Ltd. .........       1,400       352,209
    Shiseido Co. Ltd. ...............      75,000     1,124,044
    Shohkoh Fund & Co. Ltd. .........         700       501,999
    Sony Corp. ......................      16,700     1,800,578
    Sumitomo Bank Ltd. ..............      50,000       620,063
    Takeda Chemical Industries.......      16,000       741,597
    Tokyo Electron Ltd...............      22,000     1,492,281

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Toyota Motor Corp................      17,000   $   537,938
    Toppan Forms Co. Ltd.............      16,000       304,041
                                                    -----------
                                                     16,903,667
                                                    -----------
KOREA -- 2.3%
    Korea Electric Power Corp........      11,000       457,120
    Korea Telecom Corp.*.............      10,730       711,957
    Samsung Corp. ...................      12,000       281,996
    Samsung Electronics Co. .........       5,491       602,487
    Shinhan Bank.....................      10,900       242,525
    SK Telecom Co. Ltd. [ADR]........         369         6,273
                                                    -----------
                                                      2,302,358
                                                    -----------
MEXICO -- 2.4%
    Cemex SA de CV Cl-B..............      50,000       241,329
    Grupo Financiero Bancomer SA de
      CV Cl-O........................     730,000       254,983
    Grupo Televisa SA [GDR]*.........      18,700       837,994
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      13,000     1,050,562
                                                    -----------
                                                      2,384,868
                                                    -----------
NETHERLANDS -- 8.0%
    Assurantieconcern Stad Rotterdam
      NV.............................       8,640       569,804
    Equant NV NY Reg.*...............       9,000       847,125
    Getronics NV.....................       8,300       319,270
    Gucci Group NV NY Reg. ..........       7,000       490,000
    Heineken NV......................      12,900       660,512
    ING Groep NV.....................      19,222     1,040,709
    Koninklijke Ahold NV.............       9,980     1,006,733
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........      16,474       567,436
    Unilever NV NY Reg. .............       6,114       426,452
    United Pan-Europe Communications
      NV*............................       8,300       450,231
    VNU NV...........................      16,700       667,359
    Wolters Kluwer NV................      19,920       792,954
                                                    -----------
                                                      7,838,585
                                                    -----------
PHILIPPINES -- 0.4%
    San Miguel Cl-B..................     158,490       345,731
                                                    -----------
SINGAPORE -- 2.5%
    City Developments Ltd............      71,000       454,575
    DBS Land Ltd.....................     111,000       221,678
    Development Bank of Singapore
      Ltd............................      11,000       134,393
    Singapore Press Holdings Ltd. ...      40,200       684,770
    Singapore Technologies
      Engineering Ltd................     476,000       539,616
    United Overseas Bank Ltd.........      33,000       230,665
    Venture Manufacturing Ltd........      24,000       184,673
                                                    -----------
                                                      2,450,370
                                                    -----------
SPAIN -- 2.2%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......      26,500       603,689
    Telefonica SA....................      33,344     1,606,198
                                                    -----------
                                                      2,209,887
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 1.8%
    Europolitan Holdings AB..........      34,500   $   340,871
    Hennes & Mauritz AB Cl-B.........      56,500     1,395,597
                                                    -----------
                                                      1,736,468
                                                    -----------
SWITZERLAND -- 5.7%
    ABB AG*..........................       1,050     1,654,777
    Credit Suisse Group..............       2,400       415,286
    Holderbank Financiere Glarus
      AG Cl-B........................         200       236,075
    Holderbank Financiere Glarus
      AG Rights*.....................         200         2,933
    Julius Baer Holdings AG Cl-B.....         321       914,730
    Nestle SA........................         371       668,453
    Novartis AG......................         480       700,892
    Swisscom AG*.....................         971       365,392
    UBS AG...........................       2,206       658,427
                                                    -----------
                                                      5,616,965
                                                    -----------
UNITED KINGDOM -- 17.8%
    Amvescap PLC.....................     100,300       892,487
    AstraZeneca PLC..................      13,300       514,474
    Barclays PLC.....................      23,200       675,082
    BBA Group PLC....................      73,300       561,535
    British Telecommunications PLC...      89,500     1,499,661
    Cable & Wireless Communications
      PLC*...........................      59,036       567,654
    Capita Group PLC.................      35,000       362,193
    COLT Telecom Group PLC*..........      51,155     1,073,255
    CRH PLC..........................      21,500       380,080
    Diageo PLC.......................      24,803       259,016
    Dixons Group PLC.................      28,109       525,050
    Energis PLC*.....................      19,335       461,126
    Glaxo Wellcome PLC...............      18,300       508,558
    Imperial Tobacco Group PLC.......      39,100       426,501
    Invensys PLC.....................     162,800       770,503
    Lloyds TSB Group PLC.............      49,100       665,605
    Logica PLC.......................      32,900       344,869
    National Westminster Bank PLC....      29,100       616,953
    Next PLC.........................      32,900       399,581
    Orange PLC*......................      26,300       385,545
    Pearson PLC......................      38,700       786,323
    Provident Financial PLC*.........      12,768       177,412
    Standard Chartered PLC...........      82,000     1,339,092
    TeleWest Communications PLC*.....     188,700       846,235
    Vodafone AirTouch PLC............      62,500     1,231,479
    Vodafone AirTouch PLC [ADR]......       3,450       679,650
    WPP Group PLC....................      67,000       566,606
                                                    -----------
                                                     17,516,525
                                                    -----------
TOTAL FOREIGN STOCK
  (Cost $83,321,827).................                93,246,386
                                                    -----------
U.S. STOCK -- 3.0%
CLOTHING & APPAREL -- 0.6%
    Tommy Hilfiger Corp.*............       7,300       536,550
                                                    -----------

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMPUTER SERVICES & SOFTWARE -- 0.4%
    Comverse Technology, Inc.*.......       4,900   $   369,950
                                                    -----------
CONGLOMERATES -- 0.5%
    Seagram Co. Ltd..................  10,500....       528,938
                                                    -----------
OIL & GAS -- 0.3%
    Schlumberger Ltd. ...............  5,400.....       343,913
                                                    -----------
TELECOMMUNICATIONS -- 1.2%
    Amdocs Ltd.......................  13,000....       295,750
    Global TeleSystems Group,
      Inc.*..........................  11,000....       891,000
                                                    -----------
                                                      1,186,750
                                                    -----------
TOTAL U.S. STOCK
  (Cost $2,548,935)..................                 2,966,101
                                                    -----------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
    Federal Home Loan Bank
      4.60%, 07/01/99
    (Cost $1,751,000)................  $    1,751     1,751,000
                                                    -----------
TOTAL INVESTMENTS -- 99.6%
  (Cost $87,621,762).................                97,963,487
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                   364,423
                                                    -----------
NET ASSETS -- 100.0%.................               $98,327,910
                                                    ===========

Foreign currency exchange contracts outstanding at June 30, 1999:

                                            IN
SETTLEMENT                CONTRACTS      EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE         TO RECEIVE        FOR        AT VALUE     DEPRECIATION
--------------------------------------------------------------------------------
07/99        Buy    SGD       56,251    $    33,044   $    33,041     $      3
                                        ===========   ===========     ========
                                            IN
SETTLEMENT                CONTRACTS      EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE         TO DELIVER        FOR        AT VALUE     APPRECIATION
--------------------------------------------------------------------------------
07/99        Sell   CHF      437,431    $   284,832   $   282,578     $  2,254
07/99        Sell   EUR    3,155,639      3,284,047     3,261,305       22,742
07/99        Sell   JPY  337,801,800      2,801,626     2,801,242          384
07/99        Sell   GBP    1,313,500      2,079,353     2,070,460        8,893
07/99        Sell   SEK      724,812         86,209        85,540          669
                                        -----------   -----------     --------
                                        $ 8,536,067   $ 8,501,125     $ 34,942
                                        ===========   ===========     ========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising..........................................   1.1%
Aerospace............................................   2.7%
Automobile Manufacturers.............................   2.3%
Automotive Parts.....................................   0.9%
Beverages............................................   1.6%
Broadcasting.........................................   1.2%
Building Materials...................................   0.6%
Business Services....................................   2.3%
Chemicals............................................   1.7%
Clothing & Apparel...................................   0.5%
Computer Services & Software.........................   2.2%
Conglomerates........................................   3.8%
Construction.........................................   0.5%
Consumer Products & Services.........................   2.8%
Electronic Components & Equipment....................   4.3%
Entertainment & Leisure..............................   1.1%
Financial  --  Bank & Trust..........................   6.1%
Financial Services...................................   6.9%
Food.................................................   4.8%
Industrial Products..................................   3.8%
Insurance............................................   2.5%
Medical Supplies & Equipment.........................   0.5%
Metals & Mining......................................   0.7%
Miscellaneous........................................   0.7%
Office Equipment.....................................   0.4%
Oil & Gas............................................   1.7%
Pharmaceuticals......................................   1.8%
Printing & Publishing................................   4.0%
Real Estate..........................................   2.3%
Retail & Merchandising...............................   2.5%
Telecommunications...................................  25.2%
Transportation.......................................   0.4%
Utilities............................................   0.9%
                                                       ----
TOTAL................................................  94.8%
                                                       ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non income producing security.

See Notes to Financial Statements.

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 96.4%
AIRLINES -- 1.5%
    Midwest Express Holdings,
      Inc.*..........................    140,000   $  4,760,000
                                                   ------------
AUTOMOTIVE PARTS -- 1.9%
    Myers Industries, Inc. ..........    120,000      2,400,000
    OEA, Inc. .......................    250,000      2,218,750
    TBC Corp.*.......................    188,000      1,327,750
                                                   ------------
                                                      5,946,500
                                                   ------------
BUILDING MATERIALS -- 11.4%
    Cameron Ashley Building Products,
      Inc.*..........................    230,500      2,405,844
    Giant Cement Holding, Inc.*......     80,000      1,830,000
    Gibraltar Steel Corp.*...........    120,000      2,970,000
    Holophane Corp.*.................    120,000      4,575,000
    Juno Lighting, Inc. .............    150,000      3,750,000
    Lone Star Technologies, Inc.*....    160,000      2,840,000
    Modine Manufacturing Co. ........    110,000      3,581,875
    Republic Group, Inc. ............    180,000      3,240,000
    Skyline Corp. ...................    120,000      3,517,500
    Synthetic Industries, Inc.*......    170,000      5,015,000
    Thomas Industries, Inc. .........    130,000      2,665,000
                                                   ------------
                                                     36,390,219
                                                   ------------
BUSINESS SERVICES -- 1.1%
    Grey Advertising, Inc. ..........      2,000        666,000
    IT Group, Inc.*..................    186,630      2,997,744
                                                   ------------
                                                      3,663,744
                                                   ------------
CHEMICALS -- 2.7%
    Furon Co. .......................    240,500      4,569,500
    Schulman, (A.), Inc. ............    120,000      2,062,500
    TETRA Technologies, Inc.*........    214,500      1,970,719
                                                   ------------
                                                      8,602,719
                                                   ------------
CLOTHING & APPAREL -- 0.6%
    Dan River, Inc. Cl-A*............    250,000      1,843,750
                                                   ------------
COMPUTER HARDWARE -- 0.7%
    Analogic Corp. ..................     75,000      2,332,031
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.6%
    Analysts International Corp. ....    185,000      2,659,375
    CompuCom Systems, Inc.*..........    387,500      1,598,437
    SPSS, Inc.*......................    160,000      4,110,000
                                                   ------------
                                                      8,367,812
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    Culp, Inc. ......................    140,000      1,470,000
    Packaged Ice, Inc.*..............    250,000      1,484,375
                                                   ------------
                                                      2,954,375
                                                   ------------
CONTAINERS & PACKAGING -- 5.1%
    AptarGroup, Inc. ................    150,000      4,500,000
    Ivex Packaging Corp.*............    200,000      4,400,000
    Liqui-Box Corp. .................     70,000      3,762,500
    Shorewood Packaging Corp.*.......    200,500      3,696,719
                                                   ------------
                                                     16,359,219
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.9%
    Electro Rental Corp.*............    300,000      3,225,000
    Franklin Electric Co., Inc. .....     40,000      2,600,000
    Landauer, Inc. ..................     70,000      2,065,000

                                        SHARES        VALUE
                                        ------        -----
    Littelfuse, Inc.*................    225,000   $  4,331,250
    Methode Electronics, Inc. Cl-A...    278,000      6,359,250
    Nichols Research Corp.*..........    150,000      3,281,250
    Optical Coating Laboratory,
      Inc. ..........................     72,200      6,037,725
    Pioneer-Standard Electronics,
      Inc. ..........................    130,000      1,560,000
    Scotsman Industries, Inc. .......    100,000      2,156,250
                                                   ------------
                                                     31,615,725
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.1%
    Newpark Resources, Inc.*.........    340,000      3,017,500
    Waterlink, Inc.*.................    150,000        431,250
                                                   ------------
                                                      3,448,750
                                                   ------------
EQUIPMENT SERVICES -- 1.8%
    Cort Business Services Corp.*....    140,000      3,351,250
    Unifirst Corp. ..................     77,000      1,414,875
    VWR Scientific Products,
      Corp.*.........................     30,000      1,100,625
                                                   ------------
                                                      5,866,750
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.3%
    Community First Bankshares,
      Inc. ..........................    200,000      4,775,000
    First Republic Bank*.............    134,400      3,889,200
    Silicon Valley Bancshares*.......    202,000      4,999,500
                                                   ------------
                                                     13,663,700
                                                   ------------
FINANCIAL SERVICES -- 4.1%
    Allied Capital Corp. ............    250,000      6,000,000
    American Capital Strategies
      Ltd. ..........................     20,000        365,000
    First Financial Fund, Inc.**.....    300,083      2,625,726
    Medallion Financial Corp. .......     80,000      1,525,000
    Triad Guaranty, Inc.*............    154,500      2,771,344
                                                   ------------
                                                     13,287,070
                                                   ------------
FOOD -- 0.3%
    Richfood Holdings, Inc. .........     50,000        881,250
                                                   ------------
FURNITURE -- 0.6%
    Stanley Furniture Co., Inc.*.....     80,000      1,800,000
                                                   ------------
INSURANCE -- 5.4%
    Brown & Brown, Inc. .............    160,000      6,080,000
    Markel Corp.*....................     18,000      3,366,000
    Medical Assurance, Inc.*.........    150,000      4,284,375
    Presidential Life Corp. .........    120,000      2,355,000
    PXRE Corp. ......................     70,000      1,268,750
                                                   ------------
                                                     17,354,125
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.7%
    Deltic Timber Corp. .............     80,000      2,155,000
                                                   ------------
MACHINERY & EQUIPMENT -- 4.0%
    Alamo Group, Inc. ...............     60,000        525,000
    Carbo Ceramics, Inc. ............     94,900      2,888,519
    Smith, (A.O.) Corp. .............    140,000      3,920,000
    TransTechnology Corp. ...........    140,000      2,756,250
    Woodward Governor Co. ...........    105,000      2,730,000
                                                   ------------
                                                     12,819,769
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Lunar Corp.*.....................     85,000        669,375
    Owens & Minor, Inc...............    350,000      3,850,000
                                                   ------------
                                                      4,519,375
                                                   ------------

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
METALS & MINING -- 2.3%
    Cambior, Inc. ...................     90,000   $    292,500
    Golden Star Resources Ltd.*......    100,000         81,250
    Homestake Mining Co. ............    150,000      1,228,125
    Layne Christensen Co.*...........    120,000        765,000
    Material Sciences Corp.*.........    170,000      2,550,000
    Penn Virginia Corp. .............    130,000      2,567,500
                                                   ------------
                                                      7,484,375
                                                   ------------
OFFICE EQUIPMENT -- 4.6%
    Aaron Rents, Inc. Cl-A...........     51,600        928,800
    Aaron Rents, Inc. Cl-B...........    150,000      3,337,500
    CompX International, Inc.*.......    200,000      3,575,000
    IDEX Corp. ......................    140,000      4,602,500
    McGrath Rentcorp.................    120,000      2,400,000
                                                   ------------
                                                     14,843,800
                                                   ------------
OIL & GAS -- 3.3%
    Chieftain International, Inc.*...    200,800      3,514,000
    Cross Timbers Oil Co. ...........    250,000      3,718,750
    Devon Energy Corp. ..............     90,000      3,217,500
                                                   ------------
                                                     10,450,250
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.5%
    CSS Industries, Inc.*............     50,000      1,406,250
    Wausau-Mosinee Paper Corp. ......    182,900      3,292,200
                                                   ------------
                                                      4,698,450
                                                   ------------
PERSONAL SERVICES -- 1.6%
    Matthews International Corp.
      Cl-A...........................    170,000      5,036,250
                                                   ------------
PHARMACEUTICALS -- 0.8%
    Coulter Pharmaceutical, Inc.*....    120,000      2,707,500
                                                   ------------
REAL ESTATE -- 4.6%
    Glenborough Realty Trust, Inc.
      [REIT].........................    250,000      4,375,000
    Innkeepers USA Trust [REIT]......    225,000      2,250,000
    National Health Investors, Inc.
      [REIT].........................     50,000      1,140,625
    Pacific Gulf Properties, Inc.
      [REIT].........................    150,000      3,393,750
    Sun Communities, Inc. [REIT].....    100,000      3,550,000
                                                   ------------
                                                     14,709,375
                                                   ------------
RESTAURANTS -- 4.4%
    Consolidated Products, Inc.*.....    225,000      4,050,000
    RARE Hospitality International,
      Inc.*..........................    170,000      4,335,000
    Ruby Tuesday, Inc. ..............    300,000      5,700,000
                                                   ------------
                                                     14,085,000
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RETAIL & MERCHANDISING -- 5.3%
    Bon-Ton Stores, Inc.*............    200,000   $  1,287,500
    Casey's General Stores, Inc. ....    250,000      3,750,000
    Fred's, Inc. ....................    130,000      2,031,250
    Goody's Family Clothing*.........    265,000      3,030,937
    Hancock Fabrics, Inc. ...........    200,000        875,000
    Jo-Ann Stores, Inc. Cl-B*........    130,000      1,690,000
    Stein Mart, Inc.*................    450,000      4,218,750
                                                   ------------
                                                     16,883,437
                                                   ------------
TELECOMMUNICATIONS -- 0.7%
    Aliant Communications, Inc. .....     50,000      2,309,375
                                                   ------------
TRANSPORTATION -- 1.7%
    Hub Group, Inc. Cl-A*............    100,000      2,243,750
    Landstar Systems, Inc.*..........     90,300      3,259,266
                                                   ------------
                                                      5,503,016
                                                   ------------
UTILITIES -- 3.5%
    Black Hills Corp. ...............    150,000      3,468,750
    Cleco Corp. .....................    104,300      3,168,113
    United Water Resources, Inc. ....    200,000      4,537,500
                                                   ------------
                                                     11,174,363
                                                   ------------
TOTAL COMMON STOCK (Cost
  $312,158,376)......................               308,517,074
                                                   ------------
PREFERRED STOCK -- 0.3%
    OIL & GAS
    Cross Timbers Oil Co. $1.5625
      Cl-A
    (Cost $1,188,022)................     33,000      1,056,000
                                                   ------------
                                          PAR
                                         (000)
                                         -----
COMMERCIAL PAPER -- 1.2%
    Corporate Asset Funding Corp.++
      5.03%, 07/27/99
    (Cost $3,985,469)................  $   4,000      3,985,469
                                                   ------------
                                        SHARES
                                         -----
SHORT-TERM INVESTMENTS -- 1.9%
    Temporary Investment Cash Fund
    (Cost $6,099,685)................  6,099,685      6,099,685
                                                   ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $323,431,552)................               319,658,228
OTHER ASSETS LESS
  LIABILITIES -- 0.2%................                   553,782
                                                   ------------
NET ASSETS -- 100.0%.................              $320,212,010
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, this security amounted to 1.2% of net assets.

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 96.3%
ADVERTISING -- 0.6%
    Young & Rubicam, Inc. .........    146,001   $    6,633,920
                                                 --------------
AIRLINES -- 6.7%
    Delta Air Lines, Inc. .........    351,600       20,260,950
    Southwest Airlines Co. ........    819,198       25,497,538
    UAL Corp.*.....................    382,543       24,865,295
                                                 --------------
                                                     70,623,783
                                                 --------------
AUTOMOBILE MANUFACTURERS -- 5.3%
    Ford Motor Co. ................    343,878       19,407,615
    General Motors Corp. ..........    559,359       36,917,694
                                                 --------------
                                                     56,325,309
                                                 --------------
AUTOMOTIVE PARTS -- 0.9%
    Delphi Automotive Systems
      Corp. .......................    527,704        9,795,505
                                                 --------------
BEVERAGES -- 4.2%
    Anheuser-Busch Companies,
      Inc. ........................    462,577       32,814,056
    Coca-Cola Enterprises, Inc. ...    397,271       12,216,083
                                                 --------------
                                                     45,030,139
                                                 --------------
BROADCASTING -- 1.1%
    Clear Channel Communications,
      Inc.*........................     45,389        3,129,004
    United International Holdings,
      Inc. Cl-A*...................    128,863        8,714,360
                                                 --------------
                                                     11,843,364
                                                 --------------
CHEMICALS -- 1.2%
    Monsanto Co. ..................    314,231       12,392,485
                                                 --------------
COMPUTER HARDWARE -- 7.9%
    EMC Corp.*.....................    944,190       51,930,450
    International Business Machines
      Corp. .......................    247,329       31,967,273
                                                 --------------
                                                     83,897,723
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 3.2%
    Cisco Systems, Inc.*...........    361,360       23,307,720
    Sun Microsystems, Inc.*........    156,747       10,795,950
                                                 --------------
                                                     34,103,670
                                                 --------------
CONSTRUCTION -- 0.3%
    M.D.C. Holdings, Inc. .........    165,770        3,564,055
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Estee Lauder Companies, Inc.
      Cl-A.........................    107,645        5,395,706
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.0%
    General Electric Co. ..........    287,710       32,511,230
                                                 --------------
ENTERTAINMENT & LEISURE -- 5.0%
    Time Warner, Inc. .............    723,124       53,149,614
                                                 --------------
EQUIPMENT SERVICES -- 2.4%
    Hertz Corp. Cl-A...............    412,955       25,603,210
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
FINANCIAL-BANK & TRUST -- 3.5%
    Chase Manhattan Corp. .........    272,214   $   23,580,538
    Northern Trust Corp. ..........    137,336       13,321,592
                                                 --------------
                                                     36,902,130
                                                 --------------
FINANCIAL SERVICES -- 12.8%
    Associates First Capital Corp.
      Cl-A.........................    496,326       21,993,446
    Citigroup, Inc. ...............  1,284,049       60,992,327
    Fannie Mae.....................    552,477       37,775,615
    Freddie Mac....................    252,371       14,637,518
                                                 --------------
                                                    135,398,906
                                                 --------------
FOOD -- 1.1%
    Starbucks Corp.*...............    300,146       11,274,234
                                                 --------------
HOTELS & MOTELS -- 1.6%
    Four Seasons Hotels, Inc. .....    375,038       16,525,112
                                                 --------------
OIL & GAS -- 3.8%
    Halliburton Co. ...............    178,354        8,070,519
    Royal Dutch Petroleum Co. .....    309,729       18,661,172
    Schlumberger Ltd. .............    214,012       13,629,889
                                                 --------------
                                                     40,361,580
                                                 --------------
PHARMACEUTICALS -- 3.8%
    American Home Products
      Corp. .......................    318,716       18,326,170
    Pfizer, Inc. ..................    204,535       22,447,716
                                                 --------------
                                                     40,773,886
                                                 --------------
PRINTING & PUBLISHING -- 0.9%
    Houghton Mifflin Co. ..........    209,551        9,861,994
                                                 --------------
RESTAURANTS -- 2.5%
    McDonald's Corp. ..............    642,844       26,557,493
                                                 --------------
RETAIL & MERCHANDISING -- 5.9%
    Best Buy Co., Inc.*............    165,386       11,163,555
    CVS Corp. .....................     92,673        4,737,907
    Home Depot, Inc. ..............    485,998       31,316,496
    Tiffany & Co. .................     44,640        4,307,760
    Wal-Mart Stores, Inc. .........    225,601       10,885,248
                                                 --------------
                                                     62,410,966
                                                 --------------
SEMICONDUCTORS -- 2.2%
    Motorola, Inc. ................    150,707       14,279,488
    Uniphase Corp.*................     57,628        9,566,248
                                                 --------------
                                                     23,845,736
                                                 --------------
TELECOMMUNICATIONS -- 15.9%
    Comcast Corp. Cl-A.............    238,600        9,171,188
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................    158,034        5,205,245
    Lucent Technologies, Inc. .....    378,434       25,520,643
    MediaOne Group, Inc.*..........    556,268       41,372,433
    QUALCOMM, Inc.*................    549,052       78,788,962
    Sprint Corp. (PCS Group)*......    141,924        8,107,409
                                                 --------------
                                                    168,165,880
                                                 --------------
TOTAL COMMON STOCK
  (Cost $842,816,190)..............               1,022,947,630
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)         VALUE
                                       -----         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.2%
    Federal Home Loan Bank   4.49%,
      07/01/99
    (Cost $44,900,000).............  $  44,900   $   44,900,000
                                                 --------------

                                      SHARES         VALUE
                                     ---------   --------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................     34,386   $       34,386
    Temporary Investment Fund......     34,385           34,385
                                                 --------------
    (Cost $68,771).................                      68,771
                                                 --------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $887,784,961)..............               1,067,916,401
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.7%).................                  (7,144,677)
                                                 --------------
NET ASSETS -- 100.0%...............              $1,060,771,724
                                                 ==============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 99.1%
APARTMENT/RESIDENTIAL -- 15.3%
    Apartment Investment & Management
      Co. Cl-A [REIT].................     81,000   $ 3,462,750
    Avalonbay Communities, Inc.
      [REIT]..........................     96,400     3,566,800
    Equity Residential Properties
      Trust [REIT]....................      7,400       333,462
    Essex Property Trust, Inc.
      [REIT]..........................     35,000     1,238,125
    Smith, (Charles E.) Residential
      Realty, Inc. ...................     39,700     1,347,319
                                                    -----------
                                                      9,948,456
                                                    -----------
COMMUNITY CENTER -- 3.6%
    Kimco Realty Corp. [REIT].........     60,000     2,347,500
                                                    -----------
DIVERSIFIED -- 12.5%
    Brookfield Properties Corp........    147,600     1,909,760
    Catellus Development Corp.*.......     55,300       857,150
    LNR Property Corp. ...............     53,200     1,137,150
    Reckson Services Industries,
      Inc.*...........................     51,200       774,400
    Vornado Realty Trust [REIT].......     99,000     3,495,937
                                                    -----------
                                                      8,174,397
                                                    -----------
HEALTH CARE -- 4.8%
    American Retirement Corp.*........     15,100       188,750
    Health Care Property Investors,
      Inc. [REIT].....................     48,900     1,411,987
    Nationwide Health Properties,
      Inc.............................     81,400     1,551,687
                                                    -----------
                                                      3,152,424
                                                    -----------
HEALTHCARE SERVICES -- 2.8%
    HCR Manor Care, Inc.*.............     75,500     1,826,156
                                                    -----------
HOTELS & MOTELS -- 7.3%
    Marriott International, Inc.
      Cl-A............................     24,400       911,950
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........    125,900     3,847,819
                                                    -----------
                                                      4,759,769
                                                    -----------
INDUSTRIAL -- 10.3%
    AMB Property Corp. [REIT].........    164,700     3,870,450
    First Industrial Realty Trust,
      Inc. [REIT].....................     29,400       806,662
    Prologis Trust [REIT].............     99,600     2,016,900
                                                    -----------
                                                      6,694,012
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
OFFICE -- 22.5%
    Arden Realty, Inc. [REIT].........    116,400   $ 2,866,350
    Cousins Properties, Inc. [REIT]...     38,000     1,284,875
    Equity Office Properties Trust
      [REIT]..........................    122,300     3,133,938
    Highwoods Properties, Inc.
      [REIT]..........................     86,400     2,370,600
    Mack-Cali Realty Corp. [REIT].....    124,300     3,845,531
    SL Green Realty Corp. [REIT]......     57,200     1,169,025
                                                    -----------
                                                     14,670,319
                                                    -----------
OFFICE/INDUSTRIAL -- 9.6%
    PS Business Parks, Inc. [REIT]....     55,100     1,343,063
    Reckson Associates Realty Corp.
      [REIT]..........................     67,100     1,576,850
    Spieker Properties, Inc. [REIT]...     85,900     3,339,363
                                                    -----------
                                                      6,259,276
                                                    -----------
REGIONAL MALL -- 7.8%
    General Growth Properties, Inc.
      [REIT]..........................     54,200     1,924,100
    JP Realty, Inc. [REIT]............      2,800        57,575
    Macerich Co. [REIT]...............     51,400     1,349,250
    Rouse Co. ........................     21,700       550,638
    Simon Property Group, Inc.
      [REIT]..........................     46,400     1,177,400
                                                    -----------
                                                      5,058,963
                                                    -----------
SELF STORAGE -- 2.6%
    Public Storage, Inc. [REIT].......     59,800     1,674,400
                                                    -----------
TOTAL COMMON STOCK
  (Cost $65,893,802)..................               64,565,672
                                                    -----------
SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash Fund....    158,376       158,376
    Temporary Investment Fund.........    158,375       158,375
                                                    -----------
    (Cost $316,751)...................                  316,751
                                                    -----------
TOTAL INVESTMENTS -- 99.6%
  (Cost $66,210,553)..................               64,882,423
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.................                  280,930
                                                    -----------
NET ASSETS -- 100.0%..................              $65,163,353
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 87.1%
AEROSPACE -- 2.4%
    AAR Corp. ........................     50,000   $ 1,134,375
    DONCASTERS PLC [ADR]*.............     33,000       577,500
                                                    -----------
                                                      1,711,875
                                                    -----------
AIRLINES -- 0.5%
    Midwest Express Holdings, Inc.*...     10,000       340,000
                                                    -----------
AUTOMOBILE MANUFACTURERS -- 3.5%
    Oshkosh Truck Corp. ..............     50,000     2,515,625
                                                    -----------
AUTOMOTIVE PARTS -- 0.7%
    American Axle & Manufacturing
      Holdings, Inc.*.................     35,000       490,000
                                                    -----------
BUILDING MATERIALS -- 4.0%
    Hughes Supply, Inc. ..............     49,000     1,454,687
    Simpson Manufacturing Co.,
      Inc.*...........................     29,700     1,410,750
                                                    -----------
                                                      2,865,437
                                                    -----------
BUSINESS SERVICES -- 1.2%
    Baker, (Michael) Corp.*...........     37,200       281,325
    Right Management Consultants,
      Inc.*...........................     35,000       542,500
                                                    -----------
                                                        823,825
                                                    -----------
CLOTHING & APPAREL -- 7.1%
    Garan, Inc. ......................     29,000       931,625
    Gerber Childrenswear, Inc.*.......     55,000       364,375
    Gildan Activewear, Inc. Cl-A*.....     35,000       590,625
    North Face, Inc.*.................     80,000       792,500
    Phillips-Van Heusen Corp. ........     80,000       790,000
    Stride Rite Corp. ................    149,100     1,537,594
                                                    -----------
                                                      5,006,719
                                                    -----------
COMPUTER HARDWARE -- 0.4%
    Innovex, Inc. ....................     20,000       280,000
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 5.0%
    Analysts International Corp. .....     78,200     1,124,125
    Evans & Sutherland Computer
      Corp.*..........................     33,000       431,062
    Inprise Corp.*....................     11,000        53,625
    Mentor Graphics Corp.*............     50,000       640,625
    Metro Information Services,
      Inc.*...........................     14,100       234,412
    Security Dynamics Technologies,
      Inc.*...........................     28,900       614,125
    SOFTWORKS, Inc.*..................     40,000       440,000
                                                    -----------
                                                      3,537,974
                                                    -----------
CONGLOMERATES -- 1.1%
    Ruddick Corp. ....................     40,000       800,000
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    LSI Industries, Inc. .............      7,300       176,112
                                                    -----------
CONTAINERS & PACKAGING -- 2.9%
    BWAY Corp.*.......................     34,000       484,500
    Ivex Packaging Corp.*.............     70,000     1,540,000
                                                    -----------
                                                      2,024,500
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 17.8%
    Anadigics, Inc.*..................     30,000   $ 1,110,000
    Electronics for Imaging, Inc.*....     24,600     1,263,825
    General Cable Corp. ..............     67,000     1,072,000
    GenRad, Inc.*.....................     80,000     1,665,000
    Methode Electronics, Inc. Cl-A....     90,000     2,058,750
    Moog, Inc. Cl-A*..................     45,000     1,546,875
    Paxar Corp.*......................     42,400       381,600
    Rogers Corp.*.....................     70,000     2,065,000
    Sensormatic Electronics Corp.*....     40,000       557,500
    Zebra Technologies Corp.*.........     24,000       922,500
                                                    -----------
                                                     12,643,050
                                                    -----------
ENVIRONMENTAL SERVICES -- 1.6%
    Newpark Resources, Inc.*..........    130,000     1,153,750
                                                    -----------
EQUIPMENT SERVICES -- 0.8%
    CLARCOR, Inc. ....................     28,000       537,250
                                                    -----------
FINANCIAL-BANK & TRUST -- 2.3%
    Community First Bankshares,
      Inc. ...........................     26,000       620,750
    Doral Financial Corp. ............     47,600       821,100
    Sterling Bancshares, Inc. ........     15,000       200,625
                                                    -----------
                                                      1,642,475
                                                    -----------
FINANCIAL SERVICES -- 1.6%
    Financial Federal Corp.*..........     52,000     1,144,000
                                                    -----------
FOOD -- 4.0%
    Dreyer's Grand Ice Cream, Inc. ...     97,000     1,467,125
    Michael Foods, Inc. ..............     24,000       564,000
    Midwest Grain Products, Inc.*.....     25,000       278,125
    Sanderson Farms, Inc. ............     38,000       541,500
                                                    -----------
                                                      2,850,750
                                                    -----------
HEALTHCARE SERVICES -- 1.1%
    Sierra Health Services, Inc.*.....     55,000       794,062
                                                    -----------
INSURANCE -- 0.6%
    Chartwell Re Corp. ...............     11,000       204,875
    Philadelphia Consolidated Holding
      Corp.*..........................      9,000       220,500
                                                    -----------
                                                        425,375
                                                    -----------
MACHINERY & EQUIPMENT -- 5.8%
    BEI Technologies, Inc. ...........     45,000       450,000
    CMI Corp. Cl-A....................     30,500       278,313
    CUNO, Inc.*.......................     20,000       382,500
    Gardner Denver, Inc.*.............     17,000       274,125
    Kollmorgen Corp. .................     60,000       900,000
    Milacron, Inc. ...................     16,000       296,000
    National-Oilwell, Inc.*...........     58,000       735,875
    SPS Technologies, Inc.*...........     22,000       825,000
                                                    -----------
                                                      4,141,813
                                                    -----------

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 6.9%
    Arrow International, Inc. ........     45,000   $ 1,164,375
    Gliatech, Inc.*...................     30,000       765,000
    Haemonetics Corp.*................     10,000       200,625
    ICU Medical, Inc.*................     50,000       884,375
    Invacare Corp. ...................     45,000     1,203,750
    Mentor Corp. .....................     37,000       689,125
                                                    -----------
                                                      4,907,250
                                                    -----------
METALS & MINING -- 2.1%
    IMCO Recycling, Inc. .............     75,000     1,284,375
    NS Group, Inc.*...................     14,800       136,900
    Shaw Group, Inc.*.................      5,600        88,900
                                                    -----------
                                                      1,510,175
                                                    -----------
OIL & GAS -- 3.2%
    Basin Exploration, Inc.*..........     40,000       802,500
    Marine Drilling Co., Inc.*........     17,600       240,900
    Meridian Resource Corp.*..........    179,700       696,338
    Oceaneering International,
      Inc.*...........................     35,000       564,375
                                                    -----------
                                                      2,304,113
                                                    -----------
PHARMACEUTICALS -- 0.1%
    Gene Logic, Inc.*.................     15,000        54,375
                                                    -----------
PRINTING & PUBLISHING -- 0.7%
    Scholastic Corp.*.................      9,300       470,813
                                                    -----------
RAILROADS -- 0.1%
    ABC-NACO, Inc.*...................      4,700        96,350
                                                    -----------
RESTAURANTS -- 1.0%
    BUCA, Inc.*.......................      2,900        47,850
    CBRL Group, Inc. .................     40,000       692,500
                                                    -----------
                                                        740,350
                                                    -----------
RETAIL & MERCHANDISING -- 2.7%
    Coldwater Creek, Inc.*............     27,500       536,250
    Elder-Beerman Stores Corp.*.......     49,800       364,163
    Good Guys, Inc.*..................     36,000       270,000
    Party City Corp.++++*.............     30,400        58,064
    United Retail Group, Inc.*........     45,000       680,625
                                                    -----------
                                                      1,909,102
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
TELECOMMUNICATIONS -- 3.5%
    Anicom, Inc.*.....................     72,800   $   764,400
    Commscope, Inc.*..................     56,600     1,740,450
                                                    -----------
                                                      2,504,850
                                                    -----------
TRANSPORTATION -- 2.1%
    Airnet Systems, Inc.*.............     46,900       633,150
    Offshore Logistics, Inc.*.........      1,900        21,138
    Smithway Motor Express Corp.
      Cl-A*...........................     50,000       500,000
    Varlen Corp. .....................      8,000       324,000
                                                    -----------
                                                      1,478,288
                                                    -----------
TOTAL COMMON STOCK
  (Cost $56,441,748)..................               61,880,258
                                                    -----------
SHORT-TERM INVESTMENTS -- 10.1%
    Temporary Investment Cash Fund....  3,574,831     3,574,831
    Temporary Investment Fund.........  3,574,831     3,574,831
                                                    -----------
    (Cost $7,149,662).................                7,149,662
                                                    -----------
TOTAL INVESTMENTS -- 97.1%
  (Cost $63,591,410)..................               69,029,920
OTHER ASSETS LESS
  LIABILITIES -- 2.9%.................                2,025,326
                                                    -----------
NET ASSETS -- 100.0%..................              $71,055,246
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++++ Illiquid security. At the end of the period, this security amounted to less than 0.1% of net assets.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 87.3%
ADVERTISING -- 0.1%
    Interpublic Group of Companies,
      Inc. .........................       4,800   $    415,800
    Omnicom Group, Inc. ............       3,900        312,000
                                                   ------------
                                                        727,800
                                                   ------------
AEROSPACE -- 0.7%
    AlliedSignal, Inc. .............       7,700        485,100
    Boeing Co. .....................       4,900        216,519
    General Dynamics Corp. .........         100          6,850
    Gulfstream Aerospace Corp.*.....      10,700        722,919
    Raytheon Co. Cl-B...............       7,600        534,850
    United Technologies Corp. ......      22,900      1,641,644
                                                   ------------
                                                      3,607,882
                                                   ------------
AIRLINES -- 0.3%
    AMR Corp.*......................      10,300        702,975
    Delta Air Lines, Inc. ..........      11,600        668,450
    Southwest Airlines Co. .........       7,300        227,212
                                                   ------------
                                                      1,598,637
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. .................      49,300      2,782,369
    General Motors Corp. ...........      33,200      2,191,200
                                                   ------------
                                                      4,973,569
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    AutoZone, Inc.*.................      10,700        322,337
    Dana Corp. .....................       2,200        101,337
    Delphi Automotive Systems
      Corp. ........................      23,205        430,743
    Eaton Corp. ....................       1,100        101,200
    Goodyear Tire & Rubber Co. .....      11,800        693,987
                                                   ------------
                                                      1,649,604
                                                   ------------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies,
      Inc. .........................      15,900      1,127,906
    Brown-Forman Corp. Cl-B.........         300         19,556
    Coca-Cola Co. ..................      72,800      4,550,000
    Coca-Cola Enterprises, Inc. ....       5,800        178,350
    PepsiCo, Inc. ..................      39,200      1,516,550
                                                   ------------
                                                      7,392,362
                                                   ------------
BROADCASTING -- 0.5%
    CBS Corp.*......................         200          8,687
    Clear Channel Communications,
      Inc.*.........................      18,000      1,240,875
    King World Productions, Inc.*...      35,400      1,232,362
                                                   ------------
                                                      2,481,924
                                                   ------------
BUILDING MATERIALS -- 0.1%
    Armstrong World Industries,
      Inc. .........................       1,500         86,719
    Masco Corp. ....................       7,200        207,900
    Vulcan Materials Co. ...........       4,400        212,300
                                                   ------------
                                                        506,919
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
BUSINESS SERVICES -- 0.0%
    Avery Dennison Corp. ...........       1,900   $    114,712
    Ecolab, Inc. ...................         800         34,900
    Harris Corp. ...................         500         19,594
                                                   ------------
                                                        169,206
                                                   ------------
CAPITAL GOODS -- 0.1%
    Briggs & Stratton Corp. ........      12,500        721,875
                                                   ------------
CHEMICALS -- 1.2%
    Air Products & Chemicals,
      Inc. .........................       4,300        173,075
    Dow Chemical Co. ...............      12,800      1,624,000
    DuPont, (E.I.) de Nemours &
      Co. ..........................      34,100      2,329,456
    Eastman Chemical Co. ...........       2,400        124,200
    FMC Corp.*......................       5,600        382,550
    Grace, (W.R.) & Co.*............       2,800         51,450
    Monsanto Co. ...................       8,400        331,275
    Nalco Chemical Co. .............      13,300        689,937
    PPG Industries, Inc. ...........       2,500        147,656
    Rohm & Haas Co. ................       2,900        124,337
    Union Carbide Corp. ............       2,100        102,375
                                                   ------------
                                                      6,080,311
                                                   ------------
CLOTHING & APPAREL -- 0.6%
    Fruit of the Loom, Inc. Cl-A*...      16,700        162,825
    Limited, Inc. ..................       5,081        230,550
    Nike, Inc. Cl-B.................       9,600        607,800
    Reebok International, Ltd.*.....       8,800        163,900
    Springs Industries, Inc. Cl-A...       8,300        362,087
    St. John Knits, Inc. ...........      54,750      1,601,437
    V.F. Corp. .....................       1,200         51,300
                                                   ------------
                                                      3,179,899
                                                   ------------
COMPUTER HARDWARE -- 4.4%
    Apple Computer, Inc.*...........      11,200        518,700
    Compaq Computer Corp. ..........      57,800      1,369,137
    Dell Computer Corp.*............     101,400      3,751,800
    EMC Corp.*......................      37,600      2,068,000
    Gateway, Inc.*..................       8,100        477,900
    Hewlett-Packard Co. ............      36,000      3,618,000
    International Business Machines
      Corp. ........................      74,600      9,642,050
    Seagate Technology, Inc.*.......      21,100        540,687
                                                   ------------
                                                     21,986,274
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 8.7%
    3Com Corp.*.....................      17,500        467,031
    Adobe Systems, Inc. ............      11,400        936,581
    America Online, Inc.*...........      45,480      5,025,540
    Automatic Data Processing,
      Inc. .........................      19,200        844,800
    BMC Software, Inc.*.............       2,200        118,800
    Cabletron Systems, Inc.*........      16,800        218,400
    Ceridian Corp.*.................      11,800        385,712
    Cisco Systems, Inc.*............     123,400      7,959,300
    Computer Sciences Corp.*........       7,600        525,825
    Compuware Corp.*................      22,500        715,781
    Data General Corp.*.............       6,000         87,375
    Electronic Data Systems
      Corp. ........................      18,700      1,057,719
    First Data Corp. ...............      10,600        518,737
    Microsoft Corp.*................     195,000     17,586,562

                                       95
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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Network Appliance, Inc.*........       5,000   $    279,375
    Novell, Inc.*...................      22,500        596,250
    Oracle Corp.*...................      54,600      2,027,025
    Paychex, Inc. ..................      35,650      1,136,344
    Silicon Graphics, Inc.*.........      24,400        399,550
    Sun Microsystems, Inc.*.........      32,400      2,231,550
    Unisys Corp.*...................      17,800        693,087
                                                   ------------
                                                     43,811,344
                                                   ------------
CONGLOMERATES -- 2.2%
    Corning, Inc. ..................       6,100        427,762
    ITT Industries, Inc. ...........       3,900        148,687
    Johnson Controls, Inc. .........         800         55,450
    Minnesota Mining & Manufacturing
      Co. ..........................      16,100      1,399,694
    Philip Morris Companies,
      Inc. .........................     112,600      4,525,112
    Seagram Co. Ltd. ...............      18,600        936,975
    Tenneco, Inc. ..................       6,400        152,800
    Textron, Inc. ..................      10,600        872,512
    Tyco International Ltd. ........      29,605      2,805,074
                                                   ------------
                                                     11,324,066
                                                   ------------
CONSTRUCTION -- 0.3%
    Centex Corp. ...................      23,400        878,962
    Pulte Corp. ....................      19,000        438,187
                                                   ------------
                                                      1,317,149
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
    Avon Products, Inc. ............       4,700        260,850
    Bausch & Lomb, Inc. ............         600         45,900
    Clorox Co. .....................       3,100        331,119
    Colgate-Palmolive Co. ..........      10,600      1,046,750
    Eastman Kodak Co. ..............      17,600      1,192,400
    Gillette Co. ...................      38,400      1,574,400
    Hasbro, Inc. ...................       1,950         54,478
    International Flavors &
      Fragrances, Inc. .............      19,000        843,125
    Jostens, Inc. ..................       1,300         27,381
    Maytag Corp. ...................       8,900        620,219
    Procter & Gamble Co. ...........      50,200      4,480,350
    UST, Inc. ......................      35,200      1,029,600
    Whirlpool Corp. ................      15,100      1,117,400
                                                   ------------
                                                     12,623,972
                                                   ------------
CONTAINERS & PACKAGING -- 0.0%
    Crown Cork & Seal Co., Inc. ....       1,700         48,450
    Sealed Air Corp.*...............       1,600        103,800
                                                   ------------
                                                        152,250
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.2%
    Applied Materials, Inc.*........      31,100      2,297,512
    EG&G, Inc. .....................       9,600        342,000
    Emerson Electric Co. ...........      11,200        704,200
    General Electric Co. ...........     122,600     13,853,800
    Honeywell, Inc. ................       8,200        950,175
    KLA-Tencor Corp.*...............         300         19,462
    Parker-Hannifin Corp. ..........       1,400         64,050
    Rockwell International Corp. ...       3,800        230,850
    Solectron Corp.*................      14,000        933,625

                                        SHARES        VALUE
                                        ------        -----
    Tandy Corp. ....................       1,800   $     87,975
    Texas Instruments, Inc. ........      13,200      1,914,000
                                                   ------------
                                                     21,397,649
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.6%
    Carnival Corp. .................      22,500      1,091,250
    Disney, (Walt) Co. .............      60,200      1,854,912
    Harrah's Entertainment, Inc.*...       8,700        191,400
    Mattel, Inc. ...................       9,500        251,156
    Mirage Resorts, Inc.*...........      18,300        306,525
    Time Warner, Inc. ..............      44,500      3,270,750
    Viacom, Inc. Cl-B*..............      29,200      1,284,800
                                                   ------------
                                                      8,250,793
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.1%
    Browning-Ferris Industries,
      Inc. .........................      97,900      4,209,700
    Waste Management, Inc. .........      20,400      1,096,500
                                                   ------------
                                                      5,306,200
                                                   ------------
EQUIPMENT SERVICES -- 0.4%
    VWR Scientific Products,
      Corp.*........................      52,000      1,907,750
                                                   ------------
FARMING & AGRICULTURE -- 0.1%
    Delta and Pine Land Co. ........      10,300        324,450
    Pioneer Hi-Bred International,
      Inc. .........................       9,000        350,437
                                                   ------------
                                                        674,887
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.9%
    AmSouth Bancorporation..........         300          6,956
    Bank of New York Co., Inc. .....      27,900      1,023,581
    Bank One Corp. .................      44,300      2,638,619
    BankAmerica Corp. ..............      71,500      5,241,844
    BankBoston Corp. ...............      23,800      1,216,775
    BB&T Corp. .....................      10,708        392,850
    Chase Manhattan Corp. ..........      30,800      2,668,050
    Comerica, Inc. .................       3,400        202,087
    Countrywide Credit Industries,
      Inc. .........................       1,200         51,300
    Fifth Third Bancorp.............       9,600        639,000
    First American Corp. ...........       3,300        137,156
    First Union Corp. ..............      50,800      2,387,600
    Firstar Corp. ..................         200          5,600
    Fleet Financial Group, Inc. ....       1,800         79,875
    Golden West Financial Corp. ....       1,700        166,600
    Huntington Bancshares, Inc. ....       4,500        157,500
    Keycorp.........................       6,700        215,237
    MBNA Corp. .....................      24,000        735,000
    Mellon Bank Corp. ..............      18,700        680,212
    Mercantile Bancorporation,
      Inc. .........................      15,900        908,287
    Morgan, (J.P.) & Co., Inc. .....      12,300      1,728,150
    National City Corp. ............      12,500        818,750
    Northern Trust Corp. ...........       2,400        232,800
    PNC Bank Corp. NA...............       9,900        570,487
    Prime Bancorp, Inc. ............         200          5,525
    Regions Financial Corp. ........       4,200        161,437
    Republic New York Corp. ........       4,000        272,750
    SouthTrust Corp. ...............       6,000        230,250
    State Street Boston Corp. ......       3,900        332,962
    Summit Bancorp..................       5,800        242,512
    SunTrust Banks, Inc. ...........      10,600        736,037
    Synovus Financial Corp. ........       1,400         27,825

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    U.S. Bancorp....................       5,200   $    176,800
    Union Planters Corp. ...........      19,800        884,812
    Wachovia Corp. .................       7,900        675,944
    Wells Fargo & Co. ..............      59,200      2,530,800
    Western Bancorp.................      15,900        691,650
                                                   ------------
                                                     29,873,620
                                                   ------------
FINANCIAL SERVICES -- 5.3%
    American Express Co. ...........      20,700      2,693,587
    Associates First Capital Corp.
      Cl-A..........................      23,600      1,045,775
    Bear Stearns Companies, Inc. ...      23,000      1,075,250
    Block, (H&R), Inc. .............       1,500         75,000
    Capital One Financial Corp. ....       3,700        206,044
    Citigroup, Inc. ................     146,400      6,954,000
    Deluxe Corp. ...................      24,200        942,287
    Fannie Mae......................      38,700      2,646,112
    Franklin Resources, Inc. .......         800         32,500
    Freddie Mac.....................      23,800      1,380,400
    Household International,
      Inc. .........................      14,300        677,462
    Lehman Brothers Holdings,
      Inc. .........................      21,400      1,332,150
    Merrill Lynch & Co., Inc. ......      11,500        919,281
    Morgan Stanley, Dean Witter &
      Co. ..........................      26,300      2,695,750
    Paine Webber Group, Inc. .......      21,600      1,009,800
    Providian Financial Corp. ......       5,500        514,250
    Schwab, (Charles) Corp. ........      15,400      1,692,075
    SLM Holding Corp. ..............       3,800        174,087
    Washington Mutual, Inc. ........      18,500        654,437
                                                   ------------
                                                     26,720,247
                                                   ------------
FOOD -- 1.6%
    Albertson's, Inc. ..............       9,450        487,266
    Archer Daniels Midland Co. .....       4,900         75,644
    Bestfoods, Inc. ................       5,400        267,300
    ConAgra, Inc. ..................      11,000        292,875
    General Mills, Inc. ............       3,800        305,425
    Great Atlantic & Pacific Tea
      Co., Inc. ....................      12,100        409,131
    Heinz, (H.J.) Co. ..............       8,700        436,087
    Kroger Co.*.....................      39,600      1,106,325
    Nabisco Group Holdings..........      11,000        215,187
    Quaker Oats Co. ................       2,700        179,212
    Ralston Purina Group............       4,300        130,881
    Richfood Holdings, Inc. ........      41,700        734,963
    Safeway, Inc.*..................      22,500      1,113,750
    Sara Lee Corp. .................      16,600        376,612
    Supervalu, Inc. ................      17,100        439,256
    Sysco Corp. ....................       6,800        202,725
    Unilever NV NY Reg. ............      19,100      1,332,225
    Winn-Dixie Stores, Inc. ........         600         22,162
    Wrigley, (Wm., Jr.) Co. ........       1,400        126,000
                                                   ------------
                                                      8,253,026
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
FURNITURE -- 0.2%
    Newell Rubbermaid, Inc. ........      17,300   $    804,450
                                                   ------------
HEALTHCARE SERVICES -- 0.5%
    Amgen, Inc.*....................      22,100      1,345,338
    Healthsouth Corp.*..............       7,200        107,550
    Humana, Inc.*...................       6,800         87,975
    IMS Health, Inc. ...............       7,700        240,625
    McKesson HBOC, Inc. ............      10,400        334,100
    United HealthCare Corp. ........       3,700        231,713
    Wellpoint Health Networks,
      Inc.*.........................       5,000        424,375
                                                   ------------
                                                      2,771,676
                                                   ------------
HOTELS & MOTELS -- 0.0%
    Marriott International, Inc.
      Cl-A..........................       6,300        235,463
                                                   ------------
INSURANCE -- 2.2%
    AFLAC, Inc. ....................      10,200        488,325
    Allstate Corp. .................      15,800        566,825
    American General Corp. .........       9,100        685,913
    American International Group,
      Inc. .........................      50,000      5,853,125
    Aon Corp. ......................       5,500        226,875
    CIGNA Corp. ....................       5,800        516,200
    Cincinnati Financial Corp. .....       5,500        206,594
    Conseco, Inc. ..................         700         21,306
    Executive Risk, Inc. ...........       4,400        374,275
    Jefferson-Pilot Corp. ..........       1,700        112,519
    Lincoln National Corp. .........       4,000        209,250
    Marsh & McLennan Companies,
      Inc. .........................       7,500        566,250
    Progressive Corp. ..............       1,000        145,000
    Provident Companies, Inc. ......       1,800         72,000
    St. Paul Companies, Inc. .......       7,800        248,138
    The Hartford Financial Services
      Group, Inc. ..................       5,600        326,550
    Torchmark Corp. ................         800         27,300
    Transamerica Corp. .............       2,400        180,000
    UNUM Corp. .....................       1,300         71,175
                                                   ------------
                                                     10,897,620
                                                   ------------
MACHINERY & EQUIPMENT -- 1.3%
    Baker Hughes, Inc. .............       1,100         36,850
    Case Corp. .....................      41,000      1,973,125
    Caterpillar, Inc. ..............      20,100      1,206,000
    Danaher Corp. ..................       1,300         75,563
    Dover Corp. ....................       5,300        185,500
    Grainger, (W.W.), Inc. .........       1,200         64,575
    Illinois Tool Works, Inc. ......       7,200        590,400
    Ingersoll-Rand Co. .............       2,800        180,950
    Stanley Works, Inc. ............         800         25,750
    The Timken Co. .................       2,300         44,850
    Wyman Gordon Co.*...............     105,500      2,037,469
                                                   ------------
                                                      6,421,032
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.3%
    Abbott Laboratories.............      53,000      2,411,500
    Bard, (C.R.), Inc. .............         400         19,125
    Baxter International, Inc. .....       8,500        515,313
    Becton Dickinson & Co. .........       2,800         84,000
    Boston Scientific Corp.*........      34,000      1,493,875

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--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Guidant Corp. ..................       8,500   $    437,219
    Johnson & Johnson Co. ..........      50,800      4,978,400
    Medtronic, Inc. ................      20,100      1,565,288
    St. Jude Medical, Inc.*.........       6,700        238,688
                                                   ------------
                                                     11,743,408
                                                   ------------
METALS & MINING -- 0.6%
    Alcan Aluminium Ltd. ...........       3,400        108,588
    Alcoa, Inc. ....................      22,400      1,386,000
    Allegheny Teledyne, Inc. .......       1,700         38,463
    Barrick Gold Corp. .............       8,000        155,000
    Bethlehem Steel Corp.*..........      90,400        694,950
    Homestake Mining Co. ...........       2,000         16,375
    Nucor Corp. ....................         900         42,694
    Phelps Dodge Corp. .............       2,200        136,263
    Worthington Industries, Inc. ...      19,600        322,175
                                                   ------------
                                                      2,900,508
                                                   ------------
OFFICE EQUIPMENT -- 0.6%
    Office Depot, Inc.*.............      20,000        441,250
    Pitney Bowes, Inc. .............       7,900        507,575
    Staples, Inc.*..................      17,400        538,313
    Xerox Corp. ....................      22,100      1,305,281
                                                   ------------
                                                      2,792,419
                                                   ------------
OIL & GAS -- 4.7%
    Ashland, Inc. ..................      10,200        409,275
    Atlantic Richfield Co. .........       5,800        484,663
    Burlington Resources, Inc. .....       1,800         77,850
    Chevron Corp. ..................      33,300      3,169,744
    Coastal Corp. ..................      19,500        780,000
    Columbia Gas System, Inc. ......         900         56,419
    Consolidated Natural Gas Co. ...         500         30,375
    Eastern Enterprises.............         800         31,800
    Exxon Corp. ....................      97,900      7,550,538
    Halliburton Co. ................      11,700        529,425
    Kerr-McGee Corp. ...............      10,000        501,875
    Mobil Corp. ....................      28,500      2,821,500
    Nicor, Inc. ....................       6,700        255,019
    Occidental Petroleum Corp. .....       6,500        137,313
    Phillips Petroleum Co. .........       9,500        477,969
    Royal Dutch Petroleum Co. ......      77,600      4,675,400
    Sempra Energy...................       9,100        205,888
    Sonat, Inc. ....................       4,100        135,813
    Texaco, Inc. ...................      14,900        931,250
    Unocal Corp. ...................       4,600        182,275
    USX-Marathon Group, Inc. .......       7,800        253,988
                                                   ------------
                                                     23,698,379
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.3%
    American Greetings Corp. Cl-A...      30,000        903,750
    Fort James Corp. ...............         800         30,300
    Georgia Pacific Group...........       1,100         52,113
    International Paper Co. ........       7,800        393,900
    Kimberly-Clark Corp. ...........      17,800      1,014,600
    Potlatch Corp. .................      17,400        764,513
    Temple-Inland, Inc. ............       8,000        546,000
    Unisource Worldwide, Inc. ......     132,700      1,600,694
    Westvaco Corp. .................       3,800        110,200

                                        SHARES        VALUE
                                        ------        -----
    Weyerhaeuser Co. ...............      15,900   $  1,093,125
    Willamette Industries, Inc. ....       1,300         59,881
                                                   ------------
                                                      6,569,076
                                                   ------------
PERSONAL SERVICES -- 0.0%
    Service Corp. International.....         800         15,400
                                                   ------------
PHARMACEUTICALS -- 5.9%
    Allergan, Inc. .................         600         66,600
    ALZA Corp.*.....................      10,080        512,820
    American Home Products Corp. ...      49,400      2,840,500
    Bristol-Meyers Squibb Co. ......      75,100      5,289,856
    Cardinal Health, Inc. ..........       8,100        519,413
    Lilly, (Eli) & Co. .............      39,500      2,829,188
    Merck & Co., Inc. ..............      90,100      6,667,400
    Pfizer, Inc. ...................      49,000      5,377,750
    Pharmacia & Upjohn, Inc. .......      14,700        835,144
    Schering-Plough Corp. ..........      51,700      2,740,100
    Warner-Lambert Co. .............      32,000      2,220,000
    Watson Pharmaceuticals, Inc.*...       3,700        129,731
                                                   ------------
                                                     30,028,502
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Donnelley, (R.R.) & Sons Co. ...       5,200        192,725
    Gannett Co., Inc. ..............       9,000        642,375
    Knight-Ridder, Inc. ............      10,100        554,869
    McGraw-Hill Co., Inc. ..........       4,500        242,719
    Tribune Co. ....................       2,000        174,250
                                                   ------------
                                                      1,806,938
                                                   ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. ........................      12,900        399,900
    Kansas City Southern Industries,
      Inc. .........................       1,100         70,194
    Norfolk Southern Corp. .........      12,400        373,550
    Union Pacific Corp. ............       6,100        355,706
                                                   ------------
                                                      1,199,350
                                                   ------------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. .......       2,200         47,988
    McDonald's Corp. ...............      47,600      1,966,475
    Tricon Global Restaurants,
      Inc.*.........................       8,900        481,713
                                                   ------------
                                                      2,496,176
                                                   ------------
RETAIL & MERCHANDISING -- 5.1%
    Circuit City Stores, Inc........      17,400      1,618,200
    Consolidated Stores Corp.*......       3,100         83,700
    Costco Companies, Inc.*.........      11,000        880,688
    CVS Corp. ......................      10,700        547,038
    Dayton-Hudson Corp. ............      13,400        871,000
    Dillard's, Inc. Cl-A............       4,000        140,500
    Dollar General Corp. ...........       8,400        243,600
    Federated Department Stores,
      Inc.*.........................      13,400        709,363
    Gap, Inc. ......................      32,400      1,632,150
    Home Depot, Inc. ...............      70,500      4,542,844
    Kmart Corp.*....................      18,600        305,738
    Kohl's Corp.*...................      18,100      1,397,094
    Lowe's Companies, Inc. .........      17,100        969,356
    May Department Stores Co. ......      10,800        441,450

AST BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Nordstrom, Inc. ................       3,700   $    123,950
    Penney, (J.C.) Co., Inc. .......      22,500      1,092,656
    Rite Aid Corp. .................       2,200         54,175
    TJX Companies, Inc. ............       6,600        219,863
    Toys 'R' Us, Inc.*..............       1,000         20,688
    Wal-Mart Stores, Inc. ..........     185,900      8,969,675
    Walgreen Co. ...................      30,900        907,688
                                                   ------------
                                                     25,771,416
                                                   ------------
SEMICONDUCTORS -- 2.2%
    Advanced Micro Devices, Inc.*...      11,300        204,106
    Intel Corp. ....................     100,900      6,003,550
    Level One Communications,
      Inc.*.........................      26,000      1,272,375
    LSI Logic Corp.*................      13,900        641,138
    Micron Technology, Inc.*........      13,200        532,125
    Motorola, Inc. .................      20,400      1,932,900
    National Semiconductor Corp.*...      15,600        394,875
                                                   ------------
                                                     10,981,069
                                                   ------------
TELECOMMUNICATIONS -- 10.5%
    Aliant Communications, Inc. ....       8,700        401,831
    Alltel Corp. ...................         100          7,150
    Ameritech Corp. ................      38,700      2,844,450
    Andrew Corp.*...................       3,100         58,706
    AT&T Corp. .....................      96,200      5,369,163
    Bell Atlantic Corp. ............      53,400      3,491,025
    BellSouth Corp. ................      69,600      3,262,500
    CenturyTel, Inc. ...............       5,400        214,650
    Comcast Corp. Cl-A..............      51,200      1,968,000
    Frontier Corp. .................      10,500        619,500
    General Instrument Corp.*.......      12,900        548,250
    GTE Corp. ......................      36,200      2,742,150
    Lucent Technologies, Inc. ......     114,085      7,693,607
    MCI WorldCom, Inc.*.............      72,100      6,218,625
    MediaOne Group, Inc.*...........      52,800      3,927,000
    Nextel Communications, Inc.
      Cl-A*.........................      16,600        833,113
    Nortel Networks Corp. ..........      19,100      1,658,119
    SBC Communications, Inc. .......      70,600      4,094,800
    Scientific-Atlanta, Inc. .......       4,700        169,200
    Sprint Corp. (FON Group)........      31,800      1,679,438
    Sprint Corp. (PCS Group)*.......       9,900        565,538
    Tellabs, Inc.*..................      18,800      1,270,175
    U.S. West, Inc. ................      19,100      1,122,125
    Vodafone AirTouch PLC [ADR].....       7,950      1,566,150
    Williams Companies, Inc. .......      11,500        489,469
                                                   ------------
                                                     52,814,734
                                                   ------------
TRANSPORTATION -- 0.6%
    Avondale Industries, Inc.*......      30,000      1,170,000
    CSX Corp. ......................       4,100        185,781
    FDX Corp.*......................      20,900      1,133,825
    Laidlaw, Inc. ..................       3,200         23,600
    Navistar International Corp.*...       7,700        385,000
                                                   ------------
                                                      2,898,206
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
UTILITIES -- 3.4%
    Ameren Corp. ...................       1,700   $     65,238
    American Electric Power Co.,
      Inc. .........................      15,300        574,706
    Carolina Power & Light Co. .....       5,700        244,031
    Cinergy Corp. ..................       1,000         32,000
    CMS Energy Corp. ...............       4,000        167,500
    Consolidated Edison, Inc. ......      23,100      1,045,275
    Dominion Resources, Inc. .......       1,200         51,975
    DTE Energy Co. .................      16,800        672,000
    Duke Energy Corp. ..............      21,600      1,174,500
    Edison International Co. .......      46,400      1,241,200
    Enron Corp. ....................      11,200        915,600
    Entergy Corp. ..................      30,400        950,000
    FirstEnergy Corp.*..............      37,200      1,153,200
    Florida Progress Corp. .........      12,000        495,750
    FPL Group, Inc. ................      10,000        546,250
    GPU, Inc. ......................      14,800        624,375
    Niagara Mohawk Holdings,
      Inc.*.........................      65,000      1,044,063
    PacifiCorp......................       4,900         90,038
    PECO Energy Co. ................       4,500        188,438
    PG&E Corp. .....................      23,400        760,500
    PP&L Resources, Inc. ...........      30,900        950,175
    Public Service Enterprise Group,
      Inc. .........................      20,000        817,500
    Reliant Energy, Inc. ...........      27,400        756,925
    Southern Co. ...................      54,200      1,436,300
    Texas Utilities Co. ............      10,600        437,250
    Unicom Corp. ...................      25,500        983,344
                                                   ------------
                                                     17,418,133
                                                   ------------
TOTAL COMMON STOCK
  (Cost $397,226,560)...............                440,953,170
                                                   ------------

                                         PAR
                                        (000)
                                        ------
U.S. TREASURY OBLIGATIONS -- 2.6%
    U.S. Treasury Bills
      4.22%, 08/19/99#................  $   40          39,763
      4.25%, 08/19/99#................     665         661,103
      4.28%, 08/19/99#................     100          99,408
      4.30%, 08/19/99#................      20          19,881
      4.35%, 08/19/99#................     450         447,336
      4.40%, 08/19/99#................      60          59,635
      4.455%, 08/19/99#...............      75          74,538
      4.47%, 08/19/99#................     100          99,382
      4.48%, 08/19/99#................   3,580       3,557,812
      4.53%, 09/16/99.................   8,000       7,921,480
                                                --------------
    (Cost $12,981,794)................              12,980,338
                                                --------------

AST BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
SHORT-TERM INVESTMENTS -- 9.4%
    Temporary Investment Cash
      Fund........................  23,888,528   $   23,888,528
    Temporary Investment Fund.....  23,888,528       23,888,528
                                                 --------------
    (Cost $47,777,056)............                   47,777,056
                                                 --------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $457,985,410).............                  501,710,564
OTHER ASSETS LESS
  LIABILITIES -- 0.7%.............                    3,384,972
                                                 --------------
NET ASSETS -- 100.0%..............               $  505,095,536
                                                 ==============

# Securities with an aggregate market value of $5,058,858 have been segregated with the custodian to cover margin requirements for the following open futures contracts at
 June 30, 1999:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    09/99         248       $3,215,537

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 97.2%
ADVERTISING -- 1.0%
    AdForce, Inc.*....................  249,300    $  5,858,550
                                                   ------------
AIRLINES -- 1.0%
    America West Holdings Corp.
      Cl-B*...........................  327,800       6,187,225
                                                   ------------
BROADCASTING -- 1.5%
    Citadel Communications Corp.*.....   72,000       2,605,500
    Source Media, Inc.*...............  365,000       6,205,000
                                                   ------------
                                                      8,810,500
                                                   ------------
BUILDING MATERIALS -- 2.5%
    Simpson Manufacturing Co.,
      Inc.*...........................  119,500       5,676,250
    Trex Co., Inc.*...................  364,900       9,259,337
                                                   ------------
                                                     14,935,587
                                                   ------------
BUSINESS SERVICES -- 12.8%
    Abacus Direct Corp.*..............  151,100      13,825,650
    Complete Business Solutions,
      Inc.*...........................  347,900       6,240,456
    Daisytek International Corp.*.....  319,500       5,211,844
    Korn/Ferry International*.........  362,300       6,159,100
    Modis Professional Services,
      Inc.*...........................  392,100       5,391,375
    Newgen Results Corp.*.............  333,300       3,999,600
    Pegasus Systems, Inc.*............  191,300       7,161,794
    TSI International Software
      Ltd. ...........................  481,800      13,671,075
    Whittman-Hart, Inc. ..............  486,000      15,430,500
                                                   ------------
                                                     77,091,394
                                                   ------------
CLOTHING & APPAREL -- 2.5%
    David's Bridal, Inc.*.............  342,400       5,328,600
    Gildan Activewear, Inc. Cl-A*.....  276,800       4,671,000
    Pacific Sunwear of California,
      Inc.*...........................  213,450       5,202,844
                                                   ------------
                                                     15,202,444
                                                   ------------
COMPUTER HARDWARE -- 0.1%
    Mercury Computer Systems, Inc.*...   26,500         854,625
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 20.1%
    AboveNet Communications, Inc.*....  163,000       6,581,125
    Advent Software, Inc.*............  142,200       9,527,400
    Cais Internet, Inc.*..............  190,600       3,502,275
    Comverse Technology, Inc.*........  154,150      11,638,325
    Digital River, Inc.*..............  244,600       8,132,950
    InterVU, Inc.*....................  187,500       7,183,594
    MAPICS, Inc.*.....................  224,700       2,373,394
    Mercury Interactive Corp.*........  373,000      13,194,875
    National Computer Systems,
      Inc. ...........................  160,500       5,416,875
    Network Appliance, Inc.*..........  173,000       9,666,375
    New Era of Networks, Inc.*........  111,700       4,907,819
    Pilot Network Services, Inc.*.....  438,600       4,303,762
    Pinnacle Systems, Inc.*...........  627,200      21,089,600
    Sapient Corp.*....................  122,900       6,959,212
    Security First Technologies*......  158,900       7,170,362
                                                   ------------
                                                    121,647,943
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.9%
    Action Performance Companies,
      Inc.*...........................  136,900       4,517,700
    JAKKS Pacific, Inc.*..............  227,500       6,782,344
    Rent-A-Center, Inc.*..............  523,300      12,559,200
                                                   ------------
                                                     23,859,244
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.9%
    L-3 Communications Holdings,
      Inc.*...........................   47,500    $  2,294,844
    SonoSight, Inc.*..................  303,400       5,157,800
    The DII Group, Inc.*..............   89,000       3,320,812
    WESCO International, Inc.*........  316,400       6,486,200
                                                   ------------
                                                     17,259,656
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.9%
    Cinar Corp. Cl-B*.................  128,500       3,148,250
    Speedway Motorsports, Inc.*.......  161,200       6,337,175
    THQ, Inc. ........................   73,500       2,113,125
                                                   ------------
                                                     11,598,550
                                                   ------------
FARMING & AGRICULTURE -- 0.4%
    Hines Horticulture, Inc.*.........  217,000       2,170,000
                                                   ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Astoria Financial Corp. ..........  142,200       6,247,912
                                                   ------------
FINANCIAL SERVICES -- 0.1%
    Financial Federal Corp.*..........   33,500         737,000
                                                   ------------
FOOD -- 2.1%
    Hain Food Group, Inc.*............  258,600       5,333,625
    Horizon Organic Holding Corp.*....  137,000       2,003,625
    United Natural Foods, Inc.*.......  222,100       5,496,975
                                                   ------------
                                                     12,834,225
                                                   ------------
HEALTHCARE SERVICES -- 4.9%
    Albany Molecular Research,
      Inc.*...........................  193,400       5,753,650
    IDX Systems Corp.*................  272,600       6,150,537
    MedQuist, Inc.*...................  284,900      12,464,375
    Sunrise Assisted Living, Inc.*....  147,700       5,151,037
                                                   ------------
                                                     29,519,599
                                                   ------------
MACHINERY & EQUIPMENT -- 1.6%
    Astec Industries, Inc.*...........  127,300       5,187,475
    National-Oilwell, Inc.*...........  346,000       4,389,875
                                                   ------------
                                                      9,577,350
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.8%
    Fusion Medical Technologies,
      Inc.*...........................   32,500         245,781
    Hyseq, Inc.*......................   54,400         188,700
    MEDE AMERICA Corp.*...............  177,400       6,696,850
    Perclose, Inc.*...................   43,800       2,105,137
    VISX, Inc.*.......................  244,300      19,345,506
    Xomed Surgical Products, Inc. ....  127,500       6,207,656
                                                   ------------
                                                     34,789,630
                                                   ------------
OIL & GAS -- 4.1%
    Cal Dive International, Inc.*.....  197,100       5,888,362
    Dril-Quip, Inc.*..................   42,200         967,963
    Key Production Co., Inc.*.........   38,500         353,719
    Newfield Exploration Co.*.........  202,100       5,747,219
    Stone Energy Corp.*...............  266,500      11,292,938
    Swift Energy Co.*.................   50,000         534,375
                                                   ------------
                                                     24,784,576
                                                   ------------

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
PERSONAL SERVICES -- 1.3%
    Cornell Corrections, Inc.*........  116,700    $  1,918,256
    Steiner Leisure Ltd.*.............  187,700       5,689,656
                                                   ------------
                                                      7,607,912
                                                   ------------
PHARMACEUTICALS -- 2.4%
    Alexion Pharmaceuticals, Inc.*....   12,300         109,163
    Coulter Pharmaceutical, Inc.*.....  335,400       7,567,463
    QLT PhotoTherapeutics, Inc.*......  123,000       6,765,000
                                                   ------------
                                                     14,441,626
                                                   ------------
PRINTING & PUBLISHING -- 1.1%
    Consolidated Graphics, Inc.*......  135,900       6,795,000
                                                   ------------
RAILROADS -- 1.1%
    Wisconsin Central Transportation
      Corp.*..........................  347,500       6,559,063
                                                   ------------
REAL ESTATE -- 1.0%
    Realty Information Group, Inc.*...  140,100       6,094,350
                                                   ------------
RESTAURANTS -- 2.4%
    Dave & Buster's, Inc.*............   25,000         725,000
    IL Fornaio America Corp.*.........  130,000       1,941,875
    The Cheesecake Factory, Inc.*.....  389,400      11,876,700
                                                   ------------
                                                     14,543,575
                                                   ------------
RETAIL & MERCHANDISING -- 2.2%
    BJ's Wholesale Club, Inc.*........  207,700       6,243,981
    Urban Outfitters, Inc.*...........  290,600       7,301,325
                                                   ------------
                                                     13,545,306
                                                   ------------
SEMICONDUCTORS -- 7.5%
    PLX Technology, Inc.*.............  257,300      12,189,588
    PMC-Sierra, Inc.*.................  167,900       9,895,606
    TranSwitch Corp. .................  158,850       7,525,519
    Vitesse Semiconductor Corp.*......  231,700      15,625,269
                                                   ------------
                                                     45,235,982
                                                   ------------
TELECOMMUNICATIONS -- 6.2%
    AudioCodes Ltd.*..................   77,500       2,092,500
    IXC Communication, Inc.*..........  162,500       6,388,281
    Polycom, Inc.*....................  280,900      10,955,100
    Research in Motion Ltd.*..........  405,300       8,207,325
    Terayon Communication Systems,
      Inc.*...........................  180,200      10,068,675
                                                   ------------
                                                     37,711,881
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
TRANSPORTATION -- 1.8%
    Eagle USA Airfreight, Inc.*.......  235,800    $ 10,006,763
    Expeditors International of
      Washington, Inc. ...............   36,000         981,000
                                                   ------------
                                                     10,987,763
                                                   ------------
TOTAL COMMON STOCK
  (Cost $531,667,570).................              587,488,468
                                                   ------------
                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.0%
    Federal Home Loan Bank
      4.95%, 07/15/99.................  $ 5,940       5,928,566
                                                   ------------
    Federal Home Mortgage Corp.
      4.60%, 07/01/99.................   12,000      12,000,000
                                                   ------------
    (Cost $17,928,566)................               17,928,566
                                                   ------------
                                         SHARES
                                        -------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund....  187,288         187,288
    Temporary Investment Fund.........  187,288         187,288
                                                   ------------
    (Cost $374,576)...................                  374,576
                                                   ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $549,970,712).................              605,791,610
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)....................               (1,693,254)
                                                   ------------
NET ASSETS -- 100.0%..................             $604,098,356
                                                   ============

--------------------------------------------------------------------------------

* Non-income producing security.

See Notes to Financial Statements.

DEFINITIONS OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
BRB-Brady Bond
CVT-Convertible Security
FDR-Federal Depositary Receipt
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
PO-Principal Only
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of June 30, 1999.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF -Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ESP-Spain/Spanish Peseta
EUR-Europe/Euro Currency
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
GRD-Greece/Greek Drachma
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
KOR-Korea/Korean Won
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1999 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     ----------------------------------------------------------------------------
                                                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                          AST            AST                                 NEUBERGER
                                                          AIM        LORD ABBETT      AST          AST        BERMAN       AST
                                                     INTERNATIONAL   GROWTH AND      JANCAP       MONEY       MID-CAP      AIM
                                                        EQUITY         INCOME        GROWTH       MARKET       VALUE     BALANCED
                                                     -------------   -----------   ----------   ----------   ---------   --------
ASSETS
   Investments in securities at value (A)..........    $493,637      $1,503,053    $4,359,117   $1,335,629   $805,756    $384,912
   Collateral received for securities lent.........          --              --     4,344,772           --         --          --
   Cash............................................         552              --            --            7         --           5
   Foreign currency (B)............................      13,687              --            --           --         --          70
   Unrealized appreciation on foreign currency
     exchange contracts............................          --              --         4,959           --         --          --
   Receivable for:
     Securities sold...............................      14,186              --            --           --      4,437      50,524
     Dividends and interest........................       2,269           2,285         2,649        8,185        910       2,989
     Fund shares sold..............................          --              --            --           --         --          --
     Futures variation margin......................          --              --            --           --         --         469
   Other assets....................................          27               3             7            3          1           1
                                                       --------      ----------    ----------   ----------   --------    --------
       TOTAL ASSETS................................     524,358       1,505,341     8,711,504    1,343,824    811,104     438,970
                                                       --------      ----------    ----------   ----------   --------    --------
LIABILITIES
   Unrealized depreciation on foreign currency
     exchange contracts............................           1              --         3,163           --         --          --
   Written options outstanding, at value...........          --              --            --           --         --          --
   Sale Commitments, at value......................          --              --            --           --         --          --
   Reverse repurchase agreements, at value.........          --              --            --           --         --          --
   Unrealized depreciation on interest rate swap
     agreements....................................          --              --            --           --         --          --
   Payable upon return of securities lent..........          --              --     4,344,772           --         --          --
   Payable for:
     Securities purchased..........................       1,241           7,126            --           --      5,000       9,100
     Advisory fees.................................         229             448         1,605          125        337         141
     Shareholder servicing fees....................          41             118           336          121         66          35
     Accrued dividends.............................          --              --            --        5,255         --          --
     Accrued expenses and other liabilities........         179              43             5           37         36          46
                                                       --------      ----------    ----------   ----------   --------    --------
       TOTAL LIABILITIES...........................       1,691           7,735     4,349,881        5,538      5,439       9,322
                                                       --------      ----------    ----------   ----------   --------    --------
NET ASSETS.........................................    $522,667      $1,497,606    $4,361,623   $1,338,286   $805,665    $429,648
                                                       ========      ==========    ==========   ==========   ========    ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share)............    $     23      $       65    $      103   $    1,338   $     57    $     32
Additional paid-in capital.........................     395,694       1,128,989     2,333,305    1,336,940    744,305     369,790
Undistributed net investment income (loss).........      (4,092)          7,402         1,570           --      1,285       4,328
Accumulated net realized gain (loss) on
 investments.......................................      99,783          79,769       403,735            8     27,908      33,463
Accumulated net unrealized appreciation
 (depreciation) on investments.....................      31,259         281,381     1,622,910           --     32,110      22,035
                                                       --------      ----------    ----------   ----------   --------    --------
NET ASSETS.........................................    $522,667      $1,497,606    $4,361,623   $1,338,286   $805,665    $429,648
                                                       ========      ==========    ==========   ==========   ========    ========
Shares of common stock outstanding.................      22,767          64,647       103,062    1,338,277     56,742      31,930
Net asset value, offering and redemption price per
 share.............................................    $  22.96      $    23.17    $    42.32   $     1.00   $  14.20    $  13.46
                                                       ========      ==========    ==========   ==========   ========    ========
(A) Investments at cost............................    $462,129      $1,221,673    $2,738,002   $1,335,629   $773,646    $363,827
                                                       ========      ==========    ==========   ==========   ========    ========
(B) Foreign currency at cost.......................    $ 13,730      $       --    $       --   $       --   $     --    $     71
                                                       ========      ==========    ==========   ==========   ========    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 ----------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
 ----------------------------------------------------------------------------------------------------------
                               AST                                     AST             AST           AST
    AST           AST         PIMCO         AST          AST         T. ROWE         T. ROWE      NEUBERGER
 FEDERATED      T. ROWE       TOTAL       INVESCO       JANUS         PRICE           PRICE        BERMAN
    HIGH      PRICE ASSET     RETURN       EQUITY     SMALL-CAP   INTERNATIONAL   INTERNATIONAL    MID-CAP
   YIELD      ALLOCATION       BOND        INCOME      GROWTH        EQUITY           BOND         GROWTH
 ----------   -----------   ----------   ----------   ---------   -------------   -------------   ---------
  $638,624     $417,165     $1,225,288   $ 992,418    $470,666      $409,657        $143,116      $268,252
        --           --             --          --     474,601            --              --            --
        --           --             --          --          --        33,663           1,142            --
        --            1             --          --          --         7,791           2,705            --
        --           --             72          --          --            --              71            --
        --          337         17,976       3,817       6,655           620             303         5,426
    11,783        2,840          9,241       4,377          59         1,765           3,194            73
        --           --             --          --          --            --              --            --
        --           --          1,529          --          --            --              --            --
         2            1              3           6           1             4               1             1
  --------     --------     ----------   ----------   --------      --------        --------      --------
   650,409      420,344      1,254,109   1,000,618     951,982       453,500         150,532       273,752
  --------     --------     ----------   ----------   --------      --------        --------      --------
        --           --             --          --          --            --             173            --
        --           --            553          --          --            --              --            --
        --           --         15,235          --          --            --              --            --
        --           --         54,974          --          --            --              --            --
        --           --             75          --          --            --              --            --
        --           --             --          --     474,601            --              --            --
     2,727          843        188,821       1,949       1,561            --           2,190         4,768
       148           98            220         293         159           165              51            90
        53           34             81          79          33            36              12            21
        --           --             --          --          --            --              --            --
        --           35              3          28          34           171             210            25
  --------     --------     ----------   ----------   --------      --------        --------      --------
     2,928        1,010        259,962       2,349     476,388           372           2,636         4,904
  --------     --------     ----------   ----------   --------      --------        --------      --------
  $647,481     $419,334     $  994,147   $ 998,269    $475,594      $453,128        $147,896      $268,848
  ========     ========     ==========   ==========   ========      ========        ========      ========

  $     54     $     23     $       91   $      54    $     21      $     35        $     16      $     16
   650,795      329,258      1,005,261     761,908     329,205       357,865         159,167       231,584
    28,024        5,176         22,245       8,806      (2,566)          221           5,271        (1,633)
      (701)       1,994        (17,453)     29,164      33,984        19,615          (5,285)      (12,173)
   (30,691)      82,883        (15,997)    198,337     114,950        75,392         (11,273)       51,054
  --------     --------     ----------   ----------   --------      --------        --------      --------
  $647,481     $419,334     $  994,147   $ 998,269    $475,594      $453,128        $147,896      $268,848
  ========     ========     ==========   ==========   ========      ========        ========      ========
    54,010       23,356         90,764      54,084      21,081        34,853          15,699        16,451
  $  11.99     $  17.95     $    10.95   $   18.46    $  22.56      $  13.00        $   9.42      $  16.34
  ========     ========     ==========   ==========   ========      ========        ========      ========
  $669,315     $334,278     $1,239,793   $ 794,082    $355,715      $334,190        $154,203      $217,199
  ========     ========     ==========   ==========   ========      ========        ========      ========
  $     --     $      1     $       --   $      --    $     --      $  7,813        $  2,702      $     --
  ========     ========     ==========   ==========   ========      ========        ========      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1999 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              -------------------------------------------------------------------
                                                                                           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                            AST        AST                                 AST
                                                                          T. ROWE     PIMCO         AST         AST      AMERICAN
                                                                AST        PRICE     LIMITED    OPPENHEIMER    JANUS     CENTURY
                                                              FOUNDERS    NATURAL    MATURITY    LARGE-CAP    OVERSEAS   INCOME &
                                                              PASSPORT   RESOURCES     BOND       GROWTH       GROWTH     GROWTH
                                                              --------   ---------   --------   -----------   --------   --------
ASSETS
   Investments in securities at value (A)..................   $107,074   $101,668    $390,788    $281,355     $799,932   $242,414
   Collateral received for securities lent.................        --          --          --          --           --         --
   Cash....................................................        --          --          --          --           26        379
   Foreign currency (B)....................................        --          --          --          --           --         --
   Unrealized appreciation on foreign currency
     exchange contracts....................................        --          --          19          --        8,913         --
   Receivable for:
     Securities sold.......................................        --         212          --       3,797        9,185      2,323
     Dividends and interest................................       189         160       3,829         123        1,287        262
     Fund shares sold......................................        --          --          --          --           --         --
     Futures variation margin..............................        --          --          81          --           --        131
   Other assets............................................        --          --           1           1            1          1
                                                              --------   --------    --------    --------     --------   --------
       TOTAL ASSETS........................................   107,263     102,040     394,718     285,276      819,344    245,510
                                                              --------   --------    --------    --------     --------   --------
LIABILITIES
   Unrealized depreciation on foreign currency
     exchange contracts....................................         1          --          --          --          838         --
   Written options outstanding, at value...................        --          --         318          --           --         --
   Sale Commitments, at value..............................        --          --          --          --           --         --
   Reverse repurchase agreements, at value.................        --          --          --          --           --         --
   Unrealized depreciation on interest rate swap
     agreements............................................        --          --          --          --           --         --
   Payable upon return of securities lent..................        --          --          --          --           --         --
   Payable for:
     Securities purchased..................................       267         211       9,678       6,633        9,433      2,711
     Advisory fees.........................................        53          42          90          80          286         59
     Shareholder servicing fees............................         9           8          32          22          151         43
     Accrued dividends.....................................        --          --          --          --           --         --
     Accrued expenses and other liabilities................        47          30          15          29           27         57
                                                              --------   --------    --------    --------     --------   --------
       TOTAL LIABILITIES...................................       377         291      10,133       6,764       10,735      2,870
                                                              --------   --------    --------    --------     --------   --------
NET ASSETS.................................................   $106,886   $101,749    $384,585    $278,512     $808,609   $242,640
                                                              ========   ========    ========    ========     ========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share)......................................   $     8    $      8    $     36    $     18     $     53   $     17
Additional paid-in capital.................................    77,510     101,386     378,447     226,187      680,272    201,528
Undistributed net investment income (loss).................       395         548       9,549      (2,700)       1,785      1,033
Accumulated net realized gain (loss) on investments........     1,789        (316)       (107)     27,963      (18,593)    23,728
Accumulated net unrealized appreciation (depreciation) on
 investments...............................................    27,184         123      (3,340)     27,044      145,092     16,334
                                                              --------   --------    --------    --------     --------   --------
NET ASSETS.................................................   $106,886   $101,749    $384,585    $278,512     $808,609   $242,640
                                                              ========   ========    ========    ========     ========   ========
Shares of common stock outstanding.........................     7,613       7,900      36,143      18,374       53,477     16,659
Net asset value, offering and redemption price per share...   $ 14.04    $  12.88    $  10.64    $  15.16     $  15.12   $  14.56
                                                              ========   ========    ========    ========     ========   ========
(A) Investments at cost....................................   $79,886    $101,544    $393,469    $254,310     $662,888   $226,406
                                                              ========   ========    ========    ========     ========   ========
(B) Foreign currency at cost...............................   $    --    $     --    $     --    $     --     $     --   $     --
                                                              ========   ========    ========    ========     ========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

  -------------------------------------------------------------------------------------------------
                                              PORTFOLIO
  -------------------------------------------------------------------------------------------------
     AST           AST            AST                                 AST        AST
  AMERICAN      AMERICAN        T. ROWE        AST         AST       LORD      BANKERS       AST
   CENTURY       CENTURY      PRICE SMALL    MARSICO     COHEN &    ABBETT      TRUST      KEMPER
  STRATEGIC   INTERNATIONAL     COMPANY      CAPITAL     STEERS    SMALL CAP   ENHANCED   SMALL-CAP
  BALANCED       GROWTH          VALUE        GROWTH     REALTY      VALUE       500       GROWTH
  ---------   -------------   -----------   ----------   -------   ---------   --------   ---------
  $175,831      $ 97,963       $319,658     $1,067,916   $64,882    $69,030    $501,711   $605,792
        --            --             --             --       --          --         --          --
        --           339             --             --       --       2,263         --          --
        --           850             --             --       --          --         --          --
        --            35             --             --       --          --         --          --
     1,107           682            564            602        9         180      1,711       3,403
     1,059           333            438            145      320          23        472           3
        --            --             --             --       --          --         --          --
        --            --             --             --       --          --      1,556          --
        --            --              1              1       --          --         --          --
  --------      --------       --------     ----------   -------    -------    --------   --------
   177,997       100,202        320,661      1,068,664   65,211      71,496    505,450     609,198
  --------      --------       --------     ----------   -------    -------    --------   --------
        --            --             --             --       --          --         --          --
        --            --             --             --       --          --         --          --
        --            --             --             --       --          --         --          --
        --            --             --             --       --          --         --          --
        --            --             --             --       --          --         --          --
        --            --             --             --       --          --         --          --
     3,604         1,854            274          7,410       --         395        221       4,822
        63             5            121            376       33          27         68         209
        14             7             25             81        9           5         39          45
        --            --             --             --       --          --         --          --
        22             8             29             25        6          14         26          24
  --------      --------       --------     ----------   -------    -------    --------   --------
     3,703         1,874            449          7,892       48         441        354       5,100
  --------      --------       --------     ----------   -------    -------    --------   --------
  $174,294      $ 98,328       $320,212     $1,060,772   $65,163    $71,055    $505,096   $604,098
  ========      ========       ========     ==========   =======    =======    ========   ========

  $     12      $      7       $     26     $       66   $    7     $     6    $    37    $     62
   153,420        86,433        322,619        879,214   67,482      66,978    437,346     550,971
     1,244           183            919           (231)   1,139        (129)     1,430          44
    11,084         1,334            422          1,592   (2,137)     (1,239)    19,342      (2,800)
     8,534        10,371         (3,774)       180,131   (1,328)      5,439     46,941      55,821
  --------      --------       --------     ----------   -------    -------    --------   --------
  $174,294      $ 98,328       $320,212     $1,060,772   $65,163    $71,055    $505,096   $604,098
  ========      ========       ========     ==========   =======    =======    ========   ========
    12,065         6,750         26,456         65,757    7,385       6,427     36,716      62,368
  $  14.45      $  14.57       $  12.10     $    16.13   $ 8.82     $ 11.06    $ 13.76    $   9.69
  ========      ========       ========     ==========   =======    =======    ========   ========
  $167,281      $ 87,622       $323,432     $  887,785   $66,210    $65,854    $457,985   $549,971
  ========      ========       ========     ==========   =======    =======    ========   ========
  $     --      $    848       $     --     $       --   $   --     $    --    $    --    $     --
  ========      ========       ========     ==========   =======    =======    ========   ========

  -------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                          -----------------------------------------------------------------------
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                               AST            AST                            NEUBERGER
                                                               AIM        LORD ABBETT     AST        AST      BERMAN       AST
                                                          INTERNATIONAL   GROWTH AND     JANCAP     MONEY     MID-CAP      AIM
                                                             EQUITY         INCOME       GROWTH    MARKET      VALUE     BALANCED
                                                          -------------   -----------   --------   -------   ---------   --------
INVESTMENT INCOME
   Interest.............................................    $    217       $  1,360     $ 14,828   $31,329    $    61    $  5,031
   Dividends............................................       4,246         11,717        4,518        --      3,422       1,742
                                                            --------       --------     --------   -------    -------    --------
       Total Investment Income..........................       4,463         13,077       19,346    31,329      3,483       6,773
                                                            --------       --------     --------   -------    -------    --------
EXPENSES
   Investment advisory fees.............................       2,193          4,771       17,220     3,134      1,918       1,514
   Shareholder servicing fees...........................         251            636        1,913       627        213         206
   Administration and accounting fees...................         173            240          367       238        147         161
   Custodian fees.......................................         166             60           99        40         20         110
   Professional fees....................................           7             17           51        17          5           5
   Trustees' fees.......................................           3              7           22         7          2           2
   Insurance expenses...................................           2              5           14         4          2           1
   Miscellaneous expenses...............................           7              9           19         7          4          36
                                                            --------       --------     --------   -------    -------    --------
       Total Expenses...................................       2,802          5,745       19,705     4,074      2,311       2,035
       Less: Advisory fee waivers and expense
         reimbursements.................................          --            (70)        (708)     (314)        --          --
                                                            --------       --------     --------   -------    -------    --------
       Net Expenses.....................................       2,802          5,675       18,997     3,760      2,311       2,035
                                                            --------       --------     --------   -------    -------    --------
Net Investment Income (Loss)............................       1,661          7,402          349    27,569      1,172       4,738
                                                            --------       --------     --------   -------    -------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities.......................................      97,560         81,763      406,083         8     26,317      36,527
       Foreign currency transactions....................      (3,732)            --        1,145        --         --         460
       Futures contracts................................          --             --           --        --         --      (2,066)
       Written options contracts........................          --             --           --        --         --          --
                                                            --------       --------     --------   -------    -------    --------
   Net realized gain (loss).............................      93,828         81,763      407,228         8     26,317      34,921
                                                            --------       --------     --------   -------    -------    --------
 Net change in unrealized appreciation (depreciation)
   on:
       Securities.......................................     (48,696)        81,703      186,086        --     17,347     (11,746)
       Futures contracts................................          --             --           --        --         --        (954)
       Written options contracts........................          --             --           --        --         --          --
       Interest rate swaps..............................          --             --           --        --         --          --
       Translation of assets and liabilities denominated
         in foreign currencies..........................       3,259             --        1,204        --         --         138
                                                            --------       --------     --------   -------    -------    --------
   Net change in unrealized appreciation
     (depreciation).....................................     (45,437)        81,703      187,290        --     17,347     (12,562)
                                                            --------       --------     --------   -------    -------    --------
   Net gain (loss) on investments.......................      48,391        163,466      594,518         8     43,664      22,359
                                                            --------       --------     --------   -------    -------    --------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.........................................    $ 50,052       $170,868     $594,867   $27,577    $44,836    $ 27,097
                                                            ========       ========     ========   =======    =======    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
                                              PORTFOLIO
-----------------------------------------------------------------------------------------------------
                             AST                                 AST             AST           AST
   AST           AST        PIMCO       AST        AST         T. ROWE         T. ROWE      NEUBERGER
FEDERATED      T. ROWE      TOTAL     INVESCO     JANUS         PRICE           PRICE        BERMAN
   HIGH      PRICE ASSET    RETURN    EQUITY    SMALL-CAP   INTERNATIONAL   INTERNATIONAL    MID-CAP
  YIELD      ALLOCATION      BOND     INCOME     GROWTH        EQUITY           BOND         GROWTH
----------   -----------   --------   -------   ---------   -------------   -------------   ---------
 $ 30,096      $ 5,440     $ 29,125   $7,895     $   546       $   291        $  3,520      $    308
      953        1,771           --    5,068          92         5,224              --           183
 --------      -------     --------   -------    -------       -------        --------      --------
   31,049        7,211       29,125   12,963         638         5,515           3,520           491
 --------      -------     --------   -------    -------       -------        --------      --------
    2,420        1,589        3,125    3,348       1,508         2,222             594         1,137
      323          187          481      446         167           222              74           126
      191          151          222      216         140           165              74           115
       30           24           62       38          25           136              64            20
        9            5           13       12           4             6               2             4
        4            2            6        5           2             3               1             1
        2            1            3        3           1             2               1             1
       46           34           14        9           5            24              11             3
 --------      -------     --------   -------    -------       -------        --------      --------
    3,025        1,993        3,926    4,077       1,852         2,780             821         1,407
       --           --           --       --          --            --              --            --
 --------      -------     --------   -------    -------       -------        --------      --------
    3,025        1,993        3,926    4,077       1,852         2,780             821         1,407
 --------      -------     --------   -------    -------       -------        --------      --------
   28,024        5,218       25,199    8,886      (1,214)        2,735           2,699          (916)
 --------      -------     --------   -------    -------       -------        --------      --------
     (659)       2,458      (10,998)  29,084      39,939        19,962           2,562       (10,976)
       --         (531)         (50)      --           3          (809)         (4,106)           --
       --           --      (11,005)      --          --            --              --            --
       --           --          841       --          --            --              --            --
 --------      -------     --------   -------    -------       -------        --------      --------
     (659)       1,927      (21,212)  29,084      39,942        19,153          (1,544)      (10,976)
 --------      -------     --------   -------    -------       -------        --------      --------
  (11,946)      11,184      (18,712)  53,252      50,722        (7,353)        (15,421)       18,373
       --           --         (437)      --          --            --              --            --
       --           --        1,207       --          --            --              --            --
       --           --          (74)      --          --            --              --            --
       --          (13)          31       --          --           (75)         (1,298)           --
 --------      -------     --------   -------    -------       -------        --------      --------
  (11,946)      11,171      (17,985)  53,252      50,722        (7,428)        (16,719)       18,373
 --------      -------     --------   -------    -------       -------        --------      --------
  (12,605)      13,098      (39,197)  82,336      90,664        11,725         (18,263)        7,397
 --------      -------     --------   -------    -------       -------        --------      --------
 $ 15,419      $18,316     $(13,998)  $91,222    $89,450       $14,460        $(15,564)     $  6,481
 ========      =======     ========   =======    =======       =======        ========      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                              -------------------------------------------------------------------
                                                                                           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                            AST        AST                                 AST
                                                                          T. ROWE     PIMCO         AST         AST      AMERICAN
                                                                AST        PRICE     LIMITED    OPPENHEIMER    JANUS     CENTURY
                                                              FOUNDERS    NATURAL    MATURITY    LARGE-CAP    OVERSEAS   INCOME &
                                                              PASSPORT   RESOURCES     BOND       GROWTH       GROWTH     GROWTH
                                                              --------   ---------   --------   -----------   --------   --------
INVESTMENT INCOME
   Interest.................................................   $  119     $    84    $11,598      $    42     $ 1,232    $   181
   Dividends................................................      537         853         --          629       4,005      1,875
                                                               ------     -------    -------      -------     -------    -------
       Total Investment Income..............................      656         937     11,598          671       5,237      2,056
                                                               ------     -------    -------      -------     -------    -------
EXPENSES
   Investment advisory fees.................................      556         369      1,165        1,209       3,315        780
   Shareholder servicing fees...............................       56          41        179          134         332        104
   Administration and accounting fees.......................       56          42        147          120         193        102
   Custodian fees...........................................       49          20         25           25         172         29
   Professional fees........................................        1           1          5            4           9          3
   Trustees' fees...........................................        1          --          2            2           4          1
   Insurance expenses.......................................       --          --          1            1           2          1
   Miscellaneous expenses...................................        5           5         10            3          16          3
                                                               ------     -------    -------      -------     -------    -------
       Total Expenses.......................................      724         478      1,534        1,498       4,043      1,023
       Less: Advisory fee waivers and expense
         reimbursements.....................................       --          --         --           --          --         --
                                                               ------     -------    -------      -------     -------    -------
       Net Expenses.........................................      724         478      1,534        1,498       4,043      1,023
                                                               ------     -------    -------      -------     -------    -------
Net Investment Income (Loss)................................      (68)        459     10,064         (827)      1,194      1,033
                                                               ------     -------    -------      -------     -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................    5,515        (159)      (300)      27,240       7,183     24,104
       Foreign currency transactions........................      (75)        (29)       163           --       1,447         --
       Futures contracts....................................       --          --        (75)          --          --         --
       Written options contracts............................       --          --         16           --          --         --
                                                               ------     -------    -------      -------     -------    -------
   Net realized gain (loss).................................    5,440        (188)      (196)      27,240       8,630     24,104
                                                               ------     -------    -------      -------     -------    -------
 Net change in unrealized appreciation (depreciation) on:
       Securities...........................................    3,487      17,890     (3,474)      (8,525)     45,174      4,051
       Futures contracts....................................       --          --       (625)          --          --         --
       Written options contracts............................       --          --       (121)          --          --         --
       Interest rate swaps..................................       --          --         --           --          --         --
       Translation of assets and liabilities denominated in
         foreign currencies.................................       (3)         (1)        86           --      10,462         --
                                                               ------     -------    -------      -------     -------    -------
   Net change in unrealized appreciation (depreciation).....    3,484      17,889     (4,134)      (8,525)     55,636      4,051
                                                               ------     -------    -------      -------     -------    -------
   Net gain (loss) on investments...........................    8,924      17,701     (4,330)      18,715      64,266     28,155
                                                               ------     -------    -------      -------     -------    -------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................   $8,856     $18,160    $ 5,734      $17,888     $65,460    $29,188
                                                               ======     =======    =======      =======     =======    =======

--------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1999.

See Notes to Financial Statements.

  -----------------------------------------------------------------------------------------------
                                             PORTFOLIO
  -----------------------------------------------------------------------------------------------
     AST           AST            AST                               AST        AST
  AMERICAN      AMERICAN        T. ROWE       AST        AST       LORD      BANKERS       AST
   CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    ABBETT      TRUST      KEMPER
  STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS    SMALL CAP   ENHANCED   SMALL-CAP
  BALANCED       GROWTH          VALUE       GROWTH    REALTY      VALUE       500      GROWTH(1)
  ---------   -------------   -----------   --------   -------   ---------   --------   ---------
   $ 1,465       $  105         $   229     $  1,214   $   51     $   79     $   699     $ 1,043
       520          813           2,118        2,867    1,242        134       2,288          42
   -------       ------         -------     --------   -------    ------     -------     -------
     1,985          918           2,347        4,081    1,293        213       2,987       1,085
   -------       ------         -------     --------   -------    ------     -------     -------
       558          432           1,253        3,680      228        221       1,168         874
        66           43             139          409       23         23         195          92
        66           50             123          208       25         38          78          66
        12           98              20           20        6         12          55           4
         1            1               4           11        1          1           5           2
         1            1               2            5       --         --           2           1
        --           --               1            3       --         --           1           1
         2           11               3            5        2          2          11           1
   -------       ------         -------     --------   -------    ------     -------     -------
       706          636           1,545        4,341      285        297       1,515       1,041
        --           --              --           --       --         --          42          --
   -------       ------         -------     --------   -------    ------     -------     -------
       706          636           1,545        4,341      285        297       1,557       1,041
   -------       ------         -------     --------   -------    ------     -------     -------
     1,279          282             802         (260)   1,008        (84)      1,430          44
   -------       ------         -------     --------   -------    ------     -------     -------
    11,244        3,215             969        8,279   (1,458)     1,300      17,673      (2,800)
        26          615              --           --       --         --          --          --
        --           --              --           --       --         --       6,920          --
        --           --              --           --       --         --          --          --
   -------       ------         -------     --------   -------    ------     -------     -------
    11,270        3,830             969        8,279   (1,458)     1,300      24,593      (2,800)
   -------       ------         -------     --------   -------    ------     -------     -------
    (3,962)       1,949          17,632       93,135    3,269      4,909      15,112      55,821
        --           --              --           --       --         --       3,216          --
        --           --              --           --       --         --          --          --
        --           --              --           --       --         --          --          --
       (18)          65              --           --       --         --          --          --
   -------       ------         -------     --------   -------    ------     -------     -------
    (3,980)       2,014          17,632       93,135    3,269      4,909      18,328      55,821
   -------       ------         -------     --------   -------    ------     -------     -------
     7,290        5,844          18,601      101,414    1,811      6,209      42,921      53,021
   -------       ------         -------     --------   -------    ------     -------     -------
   $ 8,569       $6,126         $19,403     $101,154   $2,819     $6,125     $44,351     $53,065
   =======       ======         =======     ========   =======    ======     =======     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                                                  --------------------------------------------------------------------------
                                                                                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                     AST AIM INTERNATIONAL EQUITY         AST LORD ABBETT GROWTH AND INCOME
                                                  ----------------------------------      ----------------------------------
                                                  SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,       JUNE 30, 1999        DECEMBER 31,
                                                    (UNAUDITED)             1998            (UNAUDITED)             1998
                                                  ----------------      ------------      ----------------      ------------
FROM OPERATIONS
    Net investment income (loss)..............       $   1,661           $   3,273           $    7,402          $   13,889
    Net realized gain (loss) on investments...          93,828              35,882               81,763              64,048
    Net change in unrealized appreciation
      (depreciation) on investments...........         (45,437)             42,465               81,703              47,175
                                                     ---------           ---------           ----------          ----------
      Net Increase (Decrease) in Net Assets
         from Operations......................          50,052              81,620              170,868             125,112
                                                     ---------           ---------           ----------          ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net
      investment income.......................              --             (13,084)             (13,889)            (11,541)
    Distributions to shareholders from capital
      gains...................................         (40,173)            (38,174)             (65,834)            (50,708)
                                                     ---------           ---------           ----------          ----------
      Total Dividends and Distributions to
         Shareholders.........................         (40,173)            (51,258)             (79,723)            (62,249)
                                                     ---------           ---------           ----------          ----------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.................         230,378             185,700              426,288             270,381
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions...........................          40,173              51,257               79,723              62,249
    Cost of shares redeemed...................        (255,224)           (182,128)            (281,459)           (150,570)
                                                     ---------           ---------           ----------          ----------
      Increase (Decrease) in Net Assets from
         Capital Share Transactions...........          15,327              54,829              224,552             182,060
                                                     ---------           ---------           ----------          ----------
         Total Increase (Decrease) in Net
           Assets.............................          25,206              85,191              315,697             244,923
NET ASSETS
    Beginning of Period.......................         497,461             412,270            1,181,909             936,986
                                                     ---------           ---------           ----------          ----------
    End of Period.............................       $ 522,667           $ 497,461           $1,497,606          $1,181,909
                                                     =========           =========           ==========          ==========
SHARES ISSUED AND REDEEMED
    Shares sold...............................          10,284               8,691               19,269              13,210
    Shares issued in reinvestment of dividends
      and distributions.......................           1,887               2,483                3,891               3,057
    Shares redeemed...........................         (11,343)             (8,600)             (13,030)             (7,400)
                                                     ---------           ---------           ----------          ----------
      Net Increase (Decrease) in Shares
         Outstanding..........................             828               2,574               10,130               8,867
                                                     =========           =========           ==========          ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
---------------------------------------------------------------------------------------------------
                                                                         AST NEUBERGER BERMAN
       AST JANCAP GROWTH                 AST MONEY MARKET                    MID-CAP VALUE
-------------------------------   -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
  (UNAUDITED)          1998         (UNAUDITED)          1998         (UNAUDITED)          1998
----------------   ------------   ----------------   ------------   ----------------   ------------
  $       349       $    3,392      $    27,569      $    46,464       $   1,172        $   3,830
      407,228          125,145                8              106          26,317            7,804
      187,290        1,055,349               --               --          17,347          (11,166)
  -----------       ----------      -----------      -----------       ---------        ---------
      594,867        1,183,886           27,577           46,570          44,836              468
  -----------       ----------      -----------      -----------       ---------        ---------
           --           (5,171)         (27,569)         (46,464)         (3,830)          (4,404)
     (130,343)         (82,896)            (106)             (61)         (6,008)         (16,269)
  -----------       ----------      -----------      -----------       ---------        ---------
     (130,343)         (88,067)         (27,675)         (46,525)         (9,838)         (20,673)
  -----------       ----------      -----------      -----------       ---------        ---------
    1,617,664        1,505,748        4,127,196        3,991,163         591,490          190,527
      130,343           88,067           26,316           45,987           9,838           20,673
   (1,106,566)        (945,578)      (3,782,861)      (3,829,350)       (102,629)        (120,170)
  -----------       ----------      -----------      -----------       ---------        ---------
      641,441          648,237          370,651          207,800         498,699           91,030
  -----------       ----------      -----------      -----------       ---------        ---------
    1,105,965        1,744,056          370,553          207,845         533,697           70,825
    3,255,658        1,511,602          967,733          759,888         271,968          201,143
  -----------       ----------      -----------      -----------       ---------        ---------
  $ 4,361,623       $3,255,658      $ 1,338,286      $   967,733       $ 805,665        $ 271,968
  ===========       ==========      ===========      ===========       =========        =========
       39,625           53,163        4,127,196        3,991,163          42,946           14,882
        3,397            3,601           26,316           45,987             787            1,531
      (27,939)         (34,087)      (3,782,861)      (3,829,350)         (7,652)          (9,030)
  -----------       ----------      -----------      -----------       ---------        ---------
       15,083           22,677          370,651          207,800          36,081            7,383
  ===========       ==========      ===========      ===========       =========        =========

                  -------------------------------
                             PORTFOLIO
                  -------------------------------

                         AST AIM BALANCED
                  -------------------------------
                  SIX MONTHS ENDED    YEAR ENDED
                   JUNE 30, 1999     DECEMBER 31,
                    (UNAUDITED)          1998
                  ----------------   ------------
                      $  4,738         $  9,873
                        34,921           31,535
                       (12,562)           4,938
                      --------         --------
                        27,097           46,346
                      --------         --------
                        (9,982)          (9,278)
                       (33,245)         (21,696)
                      --------         --------
                       (43,227)         (30,974)
                      --------         --------
                        26,982           35,841
                        43,227           30,974
                       (33,766)         (30,443)
                      --------         --------
                        36,443           36,372
                      --------         --------
                        20,313           51,744
                       409,335          357,591
                      --------         --------
                      $429,648         $409,335
                      ========         ========
                         2,034            2,666
                         3,442            2,361
                        (2,517)          (2,282)
                      --------         --------
                         2,959            2,745
                      ========         ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                                                  --------------------------------------------------------------------------
                                                                                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  AST T. ROWE PRICE
                                                       AST FEDERATED HIGH YIELD                    ASSET ALLOCATION
                                                  ----------------------------------      ----------------------------------
                                                  SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,       JUNE 30, 1999        DECEMBER 31,
                                                    (UNAUDITED)             1998            (UNAUDITED)             1998
                                                  ----------------      ------------      ----------------      ------------
FROM OPERATIONS
    Net investment income (loss)..............       $  28,024           $  46,298            $  5,218            $  7,245
    Net realized gain (loss) on investments...            (659)              4,047               1,927                 214
    Net change in unrealized appreciation
      (depreciation) on investments...........         (11,946)            (38,540)             11,171              38,790
                                                     ---------           ---------            --------            --------
      Net Increase (Decrease) in Net Assets
         from Operations......................          15,419              11,805              18,316              46,249
                                                     ---------           ---------            --------            --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net
      investment income.......................         (46,298)            (27,616)             (7,355)             (4,836)
    Distributions to shareholders from capital
      gains...................................          (4,074)             (1,507)               (104)               (930)
                                                     ---------           ---------            --------            --------
      Total Dividends and Distributions to
         Shareholders.........................         (50,372)            (29,123)             (7,459)             (5,766)
                                                     ---------           ---------            --------            --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.................         178,678             347,227              86,486             103,937
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions...........................          50,372              29,123               7,459               5,767
    Cost of shares redeemed...................        (142,296)           (197,772)            (29,665)            (19,065)
                                                     ---------           ---------            --------            --------
      Increase (Decrease) in Net Assets from
         Capital Share Transactions...........          86,754             178,578              64,280              90,639
                                                     ---------           ---------            --------            --------
         Total Increase (Decrease) in Net
           Assets.............................          51,801             161,260              75,137             131,122
NET ASSETS
    Beginning of Period.......................         595,680             434,420             344,197             213,075
                                                     ---------           ---------            --------            --------
    End of Period.............................       $ 647,481           $ 595,680            $419,334            $344,197
                                                     =========           =========            ========            ========
SHARES ISSUED AND REDEEMED
    Shares sold...............................          14,430              27,343               4,920               6,425
    Shares issued in reinvestment of dividends
      and distributions.......................           4,212               2,302                 438                 371
    Shares redeemed...........................         (11,712)            (15,704)             (1,699)             (1,181)
                                                     ---------           ---------            --------            --------
      Net Increase (Decrease) in Shares
         Outstanding..........................           6,930              13,941               3,659               5,615
                                                     =========           =========            ========            ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

    ---------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
    ---------------------------------------------------------------------------------------------------

      AST PIMCO TOTAL RETURN BOND        AST INVESCO EQUITY INCOME        AST JANUS SMALL-CAP GROWTH
    -------------------------------   -------------------------------   -------------------------------
    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
     JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
      (UNAUDITED)          1998         (UNAUDITED)          1998         (UNAUDITED)          1998
    ----------------   ------------   ----------------   ------------   ----------------   ------------
       $  25,199        $  38,448        $   8,886        $  15,417        $  (1,214)       $  (1,352)
         (21,212)          33,856           29,084           24,041           39,942           (5,942)
         (17,985)          (6,318)          53,252           50,324           50,722           21,943
       ---------        ---------        ---------        ---------        ---------        ---------
         (13,998)          65,986           91,222           89,782           89,450           14,649
       ---------        ---------        ---------        ---------        ---------        ---------
         (40,382)         (26,514)         (15,473)         (12,093)              --               --
         (29,828)         (12,394)         (23,985)         (30,573)              --          (12,821)
       ---------        ---------        ---------        ---------        ---------        ---------
         (70,210)         (38,908)         (39,458)         (42,666)              --          (12,821)
       ---------        ---------        ---------        ---------        ---------        ---------
         253,511          443,436          209,519          341,838          242,935          112,086
          70,210           38,909           39,458           42,666               --           12,821
        (141,863)        (185,026)        (133,954)        (202,243)        (142,638)        (119,146)
       ---------        ---------        ---------        ---------        ---------        ---------
         181,858          297,319          115,023          182,261          100,297            5,761
       ---------        ---------        ---------        ---------        ---------        ---------
          97,650          324,397          166,787          229,377          189,747            7,589
         896,497          572,100          831,482          602,105          285,847          278,258
       ---------        ---------        ---------        ---------        ---------        ---------
       $ 994,147        $ 896,497        $ 998,269        $ 831,482        $ 475,594        $ 285,847
       =========        =========        =========        =========        =========        =========
          22,493           38,021           11,763           20,510           12,298            7,069
           6,394            3,502            2,329            2,613               --              706
         (12,707)         (15,740)          (7,520)         (12,079)          (7,449)          (7,164)
       ---------        ---------        ---------        ---------        ---------        ---------
          16,180           25,783            6,572           11,044            4,849              611
       =========        =========        =========        =========        =========        =========

     -------------------------------
                PORTFOLIO
     -------------------------------
            AST T. ROWE PRICE
          INTERNATIONAL EQUITY
     -------------------------------
     SIX MONTHS ENDED    YEAR ENDED
      JUNE 30, 1999     DECEMBER 31,
       (UNAUDITED)          1998
     ----------------   ------------
        $   2,735        $   2,796
           19,153           23,255
           (7,428)          39,900
        ---------        ---------
           14,460           65,951
        ---------        ---------
           (3,235)          (5,390)
          (21,765)          (8,769)
        ---------        ---------
          (25,000)         (14,159)
        ---------        ---------
          391,735          376,940
           25,000           14,158
         (425,228)        (435,185)
        ---------        ---------
           (8,493)         (44,087)
        ---------        ---------
          (19,033)           7,705
          472,161          464,456
        ---------        ---------
        $ 453,128        $ 472,161
        =========        =========
           30,425           29,768
            2,034            1,115
          (32,868)         (34,036)
        ---------        ---------
             (409)          (3,153)
        =========        =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                                                  ----------------------------------------------------------------------------
                                                                                   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   AST NEUBERGER BERMAN
                                                  AST T. ROWE PRICE INTERNATIONAL BOND                MID-CAP GROWTH
                                                  ------------------------------------      ----------------------------------
                                                  SIX MONTHS ENDED        YEAR ENDED        SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 1999        DECEMBER 31,        JUNE 30, 1999        DECEMBER 31,
                                                     (UNAUDITED)             1998             (UNAUDITED)             1998
                                                  -----------------      -------------      ----------------      ------------
FROM OPERATIONS
    Net investment income (loss)..............        $  2,699             $  6,722            $    (916)          $    (717)
    Net realized gain (loss) on investments...          (1,544)               4,529              (10,976)             19,756
    Net change in unrealized appreciation
      (depreciation) on investments...........         (16,719)               8,056               18,373              28,800
                                                      --------             --------            ---------           ---------
      Net Increase (Decrease) in Net Assets
         from Operations......................         (15,564)              19,307                6,481              47,839
                                                      --------             --------            ---------           ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net
      investment income.......................          (9,278)                (440)                  --                (122)
    Distributions to shareholders from capital
      gains...................................          (2,979)              (1,035)             (19,893)            (34,532)
                                                      --------             --------            ---------           ---------
      Total Dividends and Distributions to
         Shareholders.........................         (12,257)              (1,475)             (19,893)            (34,654)
                                                      --------             --------            ---------           ---------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.................          25,421               34,101              115,925             183,164
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions...........................          12,257                1,475               19,893              34,654
    Cost of shares redeemed...................          (9,934)             (35,843)            (115,350)           (154,261)
                                                      --------             --------            ---------           ---------
      Increase (Decrease) in Net Assets from
         Capital Share Transactions...........          27,744                 (267)              20,468              63,557
                                                      --------             --------            ---------           ---------
         Total Increase (Decrease) in Net
           Assets.............................             (77)              17,565                7,056              76,742
NET ASSETS
    Beginning of Period.......................         147,973              130,408              261,792             185,050
                                                      --------             --------            ---------           ---------
    End of Period.............................        $147,896             $147,973            $ 268,848           $ 261,792
                                                      ========             ========            =========           =========
SHARES ISSUED AND REDEEMED
    Shares sold...............................           2,529                3,207                7,213              11,663
    Shares issued in reinvestment of dividends
      and distributions.......................           1,233                  144                1,303               2,141
    Shares redeemed...........................            (976)              (3,340)              (7,233)             (9,777)
                                                      --------             --------            ---------           ---------
      Net Increase (Decrease) in Shares
         Outstanding..........................           2,786                   11                1,283               4,027
                                                      ========             ========            =========           =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
---------------------------------------------------------------------------------------------------
                                         AST T. ROWE PRICE                 AST PIMCO LIMITED
     AST FOUNDERS PASSPORT               NATURAL RESOURCES                   MATURITY BOND
-------------------------------   -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
  (UNAUDITED)          1998         (UNAUDITED)          1998         (UNAUDITED)          1998
----------------   ------------   ----------------   ------------   ----------------   ------------
    $    (68)       $     393         $    459         $  1,098         $ 10,064        $  18,063
       5,440               71             (188)           8,533             (196)           1,116
       3,484           12,484           17,889          (20,469)          (4,134)          (1,794)
    --------        ---------         --------         --------         --------        ---------
       8,856           12,948           18,160          (10,838)           5,734           17,385
    --------        ---------         --------         --------         --------        ---------
        (228)            (249)          (1,048)          (1,033)         (18,691)         (14,378)
        (256)              --           (8,637)          (6,254)              --               --
    --------        ---------         --------         --------         --------        ---------
        (484)            (249)          (9,685)          (7,287)         (18,691)         (14,378)
    --------        ---------         --------         --------         --------        ---------
      34,395          111,816           51,447           23,994           85,613          169,835
         484              249            9,685            7,287           18,691           14,379
     (56,362)        (122,705)         (41,984)         (50,984)         (56,469)        (126,156)
    --------        ---------         --------         --------         --------        ---------
     (21,483)         (10,640)          19,148          (19,703)          47,835           58,058
    --------        ---------         --------         --------         --------        ---------
     (13,111)           2,059           27,623          (37,828)          34,878           61,065
     119,997          117,938           74,126          111,954          349,707          288,642
    --------        ---------         --------         --------         --------        ---------
    $106,886        $ 119,997         $101,749         $ 74,126         $384,585        $ 349,707
    ========        =========         ========         ========         ========        =========
       2,543            8,699            4,246            1,743            8,025           15,604
          38               20              988              527            1,783            1,360
      (4,172)          (9,531)          (3,525)          (3,762)          (5,214)         (11,604)
    --------        ---------         --------         --------         --------        ---------
      (1,591)            (812)           1,709           (1,492)           4,594            5,360
    ========        =========         ========         ========         ========        =========

----------------  -------------------------------
                             PORTFOLIO
                  -------------------------------
                          AST OPPENHEIMER
                         LARGE-CAP GROWTH
                  -------------------------------
                  SIX MONTHS ENDED    YEAR ENDED
                   JUNE 30, 1999     DECEMBER 31,
                    (UNAUDITED)          1998
                  ----------------   ------------
                      $   (827)       $  (1,873)
                        27,240           38,928
                        (8,525)          27,050
                      --------        ---------
                        17,888           64,105
                      --------        ---------
                            --               --
                       (33,503)              --
                      --------        ---------
                       (33,503)              --
                      --------        ---------
                        20,450          115,467
                        33,503               --
                       (60,750)        (114,296)
                      --------        ---------
                        (6,797)           1,171
                      --------        ---------
                       (22,412)          65,276
                       300,924          235,648
                      --------        ---------
                      $278,512        $ 300,924
                      ========        =========
                         1,415            8,359
                         2,396               --
                        (4,159)          (8,303)
                      --------        ---------
                          (348)              56
                      ========        =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                                                  --------------------------------------------------------------------------
                                                                                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 AST AMERICAN CENTURY
                                                      AST JANUS OVERSEAS GROWTH                    INCOME & GROWTH
                                                  ----------------------------------      ----------------------------------
                                                  SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,       JUNE 30, 1999        DECEMBER 31,
                                                    (UNAUDITED)             1998            (UNAUDITED)             1998
                                                  ----------------      ------------      ----------------      ------------
FROM OPERATIONS
    Net investment income (loss)..............       $   1,194           $   1,404            $  1,033            $  1,630
    Net realized gain (loss) on investments...           8,630             (25,436)             24,104               8,830
    Net change in unrealized appreciation
      (depreciation) on investments...........          55,636              75,820               4,051               6,641
                                                     ---------           ---------            --------            --------
      Net Increase (Decrease) in Net Assets
         from Operations......................          65,460              51,788              29,188              17,101
                                                     ---------           ---------            --------            --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net
      investment income.......................              --              (1,265)             (1,630)               (686)
    Distributions to shareholders from capital
      gains...................................              --                  --              (9,176)             (1,892)
                                                     ---------           ---------            --------            --------
      Total Dividends and Distributions to
         Shareholders.........................              --              (1,265)            (10,806)             (2,578)
                                                     ---------           ---------            --------            --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.................         572,767             627,893              45,574              79,616
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions...........................              --               1,265              10,806               2,578
    Cost of shares redeemed...................        (436,824)           (328,180)            (21,993)            (24,284)
                                                     ---------           ---------            --------            --------
      Increase (Decrease) in Net Assets from
         Capital Share Transactions...........         135,943             300,978              34,387              57,910
                                                     ---------           ---------            --------            --------
         Total Increase (Decrease) in Net
           Assets.............................         201,403             351,501              52,769              72,433
NET ASSETS
    Beginning of Period.......................         607,206             255,705             189,871             117,438
                                                     ---------           ---------            --------            --------
    End of Period.............................       $ 808,609           $ 607,206            $242,640            $189,871
                                                     =========           =========            ========            ========
SHARES ISSUED AND REDEEMED
    Shares sold...............................          39,852              47,356               3,324               6,243
    Shares issued in reinvestment of dividends
      and distributions.......................              --                  98                 844                 202
    Shares redeemed...........................         (30,571)            (24,800)             (1,605)             (1,954)
                                                     ---------           ---------            --------            --------
      Net Increase (Decrease) in Shares
         Outstanding..........................           9,281              22,654               2,563               4,491
                                                     =========           =========            ========            ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY STRATEGIC BALANCED   AST AMERICAN CENTURY INTERNATIONAL GROWTH   AST T. ROWE PRICE SMALL COMPANY VALUE
---------------------------------------   -----------------------------------------   -------------------------------------
  SIX MONTHS ENDED        YEAR ENDED        SIX MONTHS ENDED         YEAR ENDED        SIX MONTHS ENDED       YEAR ENDED
   JUNE 30, 1999         DECEMBER 31,         JUNE 30, 1999         DECEMBER 31,         JUNE 30, 1999       DECEMBER 31,
    (UNAUDITED)              1998              (UNAUDITED)              1998              (UNAUDITED)            1998
--------------------   ----------------   ---------------------   -----------------   -------------------   ---------------
         1,279              $   861             $    282               $    59             $    802            $  2,513
        11,270                  245                3,830                (1,418)                 969                (545)
        (3,980)              10,684                2,014                 6,892               17,632             (38,214)
      --------              -------             --------               -------             --------            --------
         8,569               11,790                6,126                 5,533               19,403             (36,246)
      --------              -------             --------               -------             --------            --------
          (936)                (233)                  --                   (66)              (2,399)               (946)
           (24)                  --                 (597)                   --                   --              (1,025)
      --------              -------             --------               -------             --------            --------
          (960)                (233)                (597)                  (66)              (2,399)             (1,971)
      --------              -------             --------               -------             --------            --------
        78,123               56,082               55,411                91,526               78,378             223,838
           960                  233                  597                    66                2,399               1,971
        (3,441)              (5,776)             (40,942)              (52,451)             (81,641)            (83,416)
      --------              -------             --------               -------             --------            --------
        75,642               50,539               15,066                39,141                 (864)            142,393
      --------              -------             --------               -------             --------            --------
        83,251               62,096               20,595                44,608               16,140             104,176
        91,043               28,947               77,733                33,125              304,072             199,896
      --------              -------             --------               -------             --------            --------
      $174,294              $91,043             $ 98,328               $77,733             $320,212            $304,072
      ========              =======             ========               =======             ========            ========
         5,577                4,561                3,935                 6,818                7,039              17,995
            69                   20                   44                     5                  233                 146
          (245)                (469)              (2,919)               (4,008)              (7,402)             (7,075)
      --------              -------             --------               -------             --------            --------
         5,401                4,112                1,060                 2,815                 (130)             11,066
      ========              =======             ========               =======             ========            ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                                                  --------------------------------------------------------------------------
                                                                                  PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                      AST MARSICO CAPITAL GROWTH              AST COHEN & STEERS REALTY
                                                  ----------------------------------      ----------------------------------
                                                  SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,       JUNE 30, 1999        DECEMBER 31,
                                                    (UNAUDITED)             1998            (UNAUDITED)           1998(1)
                                                  ----------------      ------------      ----------------      ------------
FROM OPERATIONS
    Net investment income (loss)..............       $     (260)         $     429            $ 1,008             $ 1,087
    Net realized gain (loss) on investments...            8,279             (6,211)            (1,458)               (679)
    Net change in unrealized appreciation
      (depreciation) on investments...........           93,135             86,973              3,269              (4,597)
                                                     ----------          ---------            -------             -------
      Net Increase (Decrease) in Net Assets
         from Operations......................          101,154             81,191              2,819              (4,189)
                                                     ----------          ---------            -------             -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net
      investment income.......................             (400)                (6)              (956)                 --
    Distributions to shareholders from capital
      gains...................................             (476)                --                 --                  --
                                                     ----------          ---------            -------             -------
      Total Dividends and Distributions to
         Shareholders.........................             (876)                (6)              (956)                 --
                                                     ----------          ---------            -------             -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.................          435,522            609,599             38,400              43,323
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions...........................              876                  6                956                  --
    Cost of shares redeemed...................          (70,870)          (103,123)            (9,081)             (6,109)
                                                     ----------          ---------            -------             -------
      Increase (Decrease) in Net Assets from
         Capital Share Transactions...........          365,528            506,482             30,275              37,214
                                                     ----------          ---------            -------             -------
         Total Increase (Decrease) in Net
           Assets.............................          465,806            587,667             32,138              33,025
NET ASSETS
    Beginning of Period.......................          594,966              7,299             33,025                  --
                                                     ----------          ---------            -------             -------
    End of Period.............................       $1,060,772          $ 594,966            $65,163             $33,025
                                                     ==========          =========            =======             =======
SHARES ISSUED AND REDEEMED
    Shares sold...............................           28,446             49,747              4,383               4,659
    Shares issued in reinvestment of dividends
      and distributions.......................               59                  1                116                  --
    Shares redeemed...........................           (4,646)            (8,577)            (1,043)               (730)
                                                     ----------          ---------            -------             -------
      Net Increase (Decrease) in Shares
         Outstanding..........................           23,859             41,171              3,456               3,929
                                                     ==========          =========            =======             =======

--------------------------------------------------------------------------------

(1) Commenced operations on January 2, 1998.
(2) Commenced operations on January 4, 1999.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------
                                           PORTFOLIO
-----------------------------------------------------------------------------------------------
AST LORD ABBETT SMALL CAP VALUE   AST BANKERS TRUST ENHANCED 500    AST KEMPER SMALL-CAP GROWTH
-------------------------------   -------------------------------   ---------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED         SIX MONTHS ENDED
 JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,          JUNE 30, 1999
  (UNAUDITED)        1998(1)        (UNAUDITED)        1998(1)            (UNAUDITED)(2)
----------------   ------------   ----------------   ------------   ---------------------------
    $    (84)        $    (45)       $   1,430        $   1,358              $     44
       1,300           (2,539)          24,593            3,968                (2,800)
       4,909              530           18,328           28,613                55,821
    --------         --------        ---------        ---------              --------
       6,125           (2,054)          44,351           33,939                53,065
    --------         --------        ---------        ---------              --------
          --               --           (1,358)              --                    --
          --               --           (9,219)              --                    --
    --------         --------        ---------        ---------              --------
          --               --          (10,577)              --                    --
    --------         --------        ---------        ---------              --------
      48,118           55,415          334,051          399,894               622,222
          --               --           10,577               --                    --
     (24,976)         (11,573)        (162,857)        (144,282)              (71,189)
    --------         --------        ---------        ---------              --------
      23,142           43,842          181,771          255,612               551,033
    --------         --------        ---------        ---------              --------
      29,267           41,788          215,545          289,551               604,098
      41,788               --          289,551               --                    --
    --------         --------        ---------        ---------              --------
    $ 71,055         $ 41,788        $ 505,096        $ 289,551              $604,098
    ========         ========        =========        =========              ========
       4,693            5,384           25,630           35,658                70,285
          --               --              847               --                    --
      (2,447)          (1,203)         (12,419)         (13,000)               (7,917)
    --------         --------        ---------        ---------              --------
       2,246            4,181           14,058           22,658                62,368
    ========         ========        =========        =========              ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                      NET ASSET      NET
                                        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                            PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO           ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
-------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST AIM                    06/30/99*   $22.67      $  0.08       $  2.06       $  2.14      $     --    $  (1.85)    $  (1.85)
  International Equity     12/31/98     21.29         0.20          3.81          4.01         (0.67)      (1.96)       (2.63)
                           12/31/97     19.22         0.36          2.96          3.32         (0.30)      (0.95)       (1.25)
                           12/31/96     18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)
                           12/31/95     17.61         0.14          1.44          1.58            --       (0.99)       (0.99)
                           12/31/94     17.34         0.10          0.36          0.46         (0.03)      (0.16)       (0.19)
AST Lord Abbett            06/30/99*   $21.68      $  0.11       $  2.83       $  2.94      $  (0.25)   $  (1.20)    $  (1.45)
  Growth and Income        12/31/98     20.53         0.25          2.23          2.48         (0.25)      (1.08)       (1.33)
                           12/31/97     17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)
                           12/31/96     14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)
                           12/31/95     12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)
                           12/31/94     12.06         0.20          0.06          0.26         (0.12)      (0.20)       (0.32)
AST JanCap Growth          06/30/99*   $37.00      $    --       $  6.81       $  6.81      $     --    $  (1.49)    $  (1.49)
                           12/31/98     23.15         0.04         15.10         15.14         (0.08)      (1.21)       (1.29)
                           12/31/97     18.79         0.06          5.16          5.22         (0.05)      (0.81)       (0.86)
                           12/31/96     15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)
                           12/31/95     11.22         0.06          4.18          4.24         (0.06)         --        (0.06)
                           12/31/94     11.78         0.06         (0.59)        (0.53)        (0.03)         --        (0.03)
AST Money Market           06/30/99*   $ 1.00      $0.0219       $    --       $0.0219      $(0.0219)   $     --     $(0.0219)
                           12/31/98      1.00       0.0502        0.0002        0.0504       (0.0502)    (0.0002)     (0.0504)
                           12/31/97      1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)
                           12/31/96      1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)
                           12/31/95      1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)
                           12/31/94      1.00       0.0367        0.0002        0.0369       (0.0367)    (0.0002)     (0.0369)
AST Neuberger Berman       06/30/99*   $13.16      $  0.03       $  1.50       $  1.53      $  (0.19)   $  (0.30)    $  (0.49)
  Mid-Cap Value            12/31/98     15.15         0.21         (0.52)        (0.31)        (0.36)      (1.32)       (1.68)
                           12/31/97     12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)
                           12/31/96     11.94         0.36          0.97          1.33         (0.44)         --        (0.44)
                           12/31/95      9.87         0.40          2.09          2.49         (0.42)         --        (0.42)
                           12/31/94     10.79         0.46         (1.20)        (0.74)        (0.16)      (0.02)       (0.18)
AST AIM Balanced           06/30/99*   $14.13      $  0.15       $  0.69       $  0.84      $  (0.35)   $  (1.16)    $  (1.51)
                           12/31/98     13.64         0.34          1.31          1.65         (0.35)      (0.81)       (1.16)
                           12/31/97     13.19         0.33          1.85          2.18         (0.31)      (1.42)       (1.73)
                           12/31/96     12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)
                           12/31/95     10.49         0.26          2.06          2.32         (0.28)         --        (0.28)
                           12/31/94     10.57         0.27         (0.26)         0.01         (0.07)      (0.02)       (0.09)

-------------------------  ---------

                           NET ASSET
                             VALUE
                              END
        PORTFOLIO          OF PERIOD
-------------------------  ---------
AST AIM                     $22.96
  International Equity       22.67
                             21.29
                             19.22
                             18.20
                             17.61
AST Lord Abbett             $23.17
  Growth and Income          21.68
                             20.53
                             17.17
                             14.98
                             12.00
AST JanCap Growth           $42.32
                             37.00
                             23.15
                             18.79
                             15.40
                             11.22
AST Money Market            $ 1.00
                              1.00
                              1.00
                              1.00
                              1.00
                              1.00
AST Neuberger Berman        $14.20
  Mid-Cap Value              13.16
                             15.15
                             12.83
                             11.94
                              9.87
AST AIM Balanced            $13.46
                             14.13
                             13.64
                             13.19
                             12.53
                             10.49

--------------------------------------------------------------------------------

(1)  Annualized.
 *   Unaudited.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                RATIO OF EXPENSES           RATIOS OF NET INVESTMENT INCOME
            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    ----------------------------------   --------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    ------   -------------   ---------   --------------   ---------------   --------------   ---------------
     10.09%   $  522,667       125%           1.11%(1)         1.11%(1)          0.66%(1)          0.66%(1)
     20.10%      497,461       117%           1.13%            1.13%             0.69%             0.69%
     18.15%      412,270       116%           1.15%            1.15%             1.04%             1.04%
      9.65%      346,211       124%           1.16%            1.26%             0.88%             0.78%
     10.00%      268,056        59%           1.17%            1.27%             0.88%             0.78%
      2.64%      238,050        49%           1.22%            1.32%             0.55%             0.46%
     14.46%   $1,497,606        36%           0.89%(1)         0.90%(1)          1.16%(1)          1.15%(1)
     12.48%    1,181,909        78%           0.91%            0.91%             1.32%             1.31%
     23.92%      936,986        41%           0.93%            0.93%             1.60%             1.60%
     18.56%      530,497        43%           0.97%            0.97%             1.92%             1.92%
     28.91%      288,749        50%           0.99%            0.99%             2.50%             2.50%
      2.22%       92,050        60%           1.06%            1.06%             2.45%             2.45%
     18.82%   $4,361,623        20%           0.99%(1)         1.03%(1)          0.02%(1)         (0.02%)(1)
     68.26%    3,255,658        42%           1.02%            1.04%             0.16%             0.13%
     28.66%    1,511,563        94%           1.07%            1.08%             0.24%             0.23%
     28.36%      892,324        79%           1.10%            1.10%             0.25%             0.25%
     37.98%      431,321       113%           1.12%            1.12%             0.51%             0.51%
     (4.51%)     245,645        94%           1.18%            1.18%             0.62%             0.62%
      2.21%   $1,338,286        N/A           0.60%(1)         0.60%(1)          4.40%(1)          4.40%(1)
      5.14%      967,733        N/A           0.60%            0.66%             4.99%             4.93%
      5.18%      759,888        N/A           0.60%            0.69%             5.06%             4.98%
      5.08%      549,470        N/A           0.60%            0.71%             4.87%             4.76%
      5.05%      344,225        N/A           0.60%            0.72%             5.38%             5.26%
      3.75%      288,588        N/A           0.64%            0.76%             3.90%             3.78%
     12.19%   $  805,665       100%           1.08%(1)         1.08%(1)          0.55%(1)          0.55%(1)
     (2.33%)     271,968       208%           1.05%            1.05%             1.83%             1.83%
     26.42%      201,143        91%           0.90%            0.90%             3.34%             3.34%
     11.53%      123,138        81%           0.93%            0.93%             3.14%             3.14%
     26.13%      107,399        71%           0.93%            0.93%             4.58%             4.58%
     (6.95%)      71,205        54%           0.99%            0.99%             5.11%             5.11%
      6.74%   $  429,648        98%           0.99%(1)         0.99%(1)          2.30%(1)          2.30%(1)
     12.86%      409,335       139%           1.00%            1.00%             2.55%             2.55%
     18.28%      357,591       170%           1.03%            1.03%             2.81%             2.81%
     11.23%      286,479       276%           0.94%            0.94%             2.66%             2.66%
     22.60%      255,206       161%           0.94%            0.94%             3.28%             3.28%
      0.09%      145,624        87%           0.99%            0.99%             3.08%             3.08%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

------------------------------------------------------------------------------------------------------------------------------
                                                       INCREASE (DECREASE) FROM
                                                        INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                --------------------------------------   -------------------------------------
                                    NET ASSET      NET
                                      VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                          PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
       PORTFOLIO          ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
-----------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST Federated            06/30/99*   $12.65       $ 0.44        $(0.11)       $ 0.33       $(0.91)     $(0.08)      $(0.99)
  High Yield             12/31/98     13.11         0.91         (0.57)         0.34        (0.76)      (0.04)       (0.80)
                         12/31/97     12.13         0.75          0.83          1.58        (0.54)      (0.06)       (0.60)
                         12/31/96     11.14         0.56          0.90          1.46        (0.47)         --        (0.47)
                         12/31/95      9.69         0.38          1.46          1.84        (0.39)         --        (0.39)
                         12/31/94(2)   10.00        0.55         (0.86)        (0.31)          --          --           --
AST T. Rowe Price        06/30/99*   $17.47       $ 0.21        $ 0.64        $ 0.85       $(0.36)     $(0.01)      $(0.37)
  Asset Allocation       12/31/98     15.13         0.35          2.38          2.73        (0.33)      (0.06)       (0.39)
                         12/31/97     13.27         0.33          2.03          2.36        (0.26)      (0.24)       (0.50)
                         12/31/96     12.01         0.27          1.28          1.55        (0.25)      (0.04)       (0.29)
                         12/31/95      9.94         0.26          2.02          2.28        (0.21)         --        (0.21)
                         12/31/94(2)   10.00        0.21         (0.27)        (0.06)          --          --           --
AST PIMCO Total          06/30/99*   $12.02       $ 0.26        $(0.43)       $(0.17)      $(0.52)     $(0.38)      $(0.90)
  Return Bond            12/31/98     11.72         0.49          0.56          1.05        (0.51)      (0.24)       (0.75)
                         12/31/97     11.11         0.48          0.58          1.06        (0.45)         --        (0.45)
                         12/31/96     11.34         0.46         (0.10)         0.36        (0.28)      (0.31)       (0.59)
                         12/31/95      9.75         0.25          1.55          1.80        (0.21)         --        (0.21)
                         12/31/94(2)   10.00        0.26         (0.51)        (0.25)          --          --           --
AST INVESCO              06/30/99*   $17.50       $ 0.16        $ 1.62        $ 1.78       $(0.32)     $(0.50)      $(0.82)
  Equity Income          12/31/98     16.51         0.31          1.81          2.12        (0.32)      (0.81)       (1.13)
                         12/31/97     13.99         0.31          2.84          3.15        (0.26)      (0.37)       (0.63)
                         12/31/96     12.50         0.27          1.79          2.06        (0.24)      (0.33)       (0.57)
                         12/31/95      9.75         0.25          2.65          2.90        (0.15)         --        (0.15)
                         12/31/94(2)   10.00        0.16         (0.41)        (0.25)          --          --           --
AST Janus                06/30/99*   $17.61       $(0.04)       $ 4.99        $ 4.95       $   --      $   --       $   --
  Small-Cap Growth       12/31/98     17.81        (0.08)         0.73          0.65           --       (0.85)       (0.85)
                         12/31/97     16.80        (0.05)         1.06          1.01           --          --           --
                         12/31/96     14.25        (0.03)         2.85          2.82           --       (0.27)       (0.27)
                         12/31/95     10.84        (0.04)         3.54          3.50        (0.09)         --        (0.09)
                         12/31/94(2)   10.00        0.11          0.73          0.84           --          --           --
AST T. Rowe Price        06/30/99*   $13.39       $ 0.08        $ 0.26        $ 0.34       $(0.10)     $(0.64)      $(0.74)
  International Equity   12/31/98     12.09         0.08          1.59          1.67        (0.14)      (0.23)       (0.37)
                         12/31/97     12.07         0.09          0.08          0.17        (0.07)      (0.08)       (0.15)
                         12/31/96     10.65         0.06          1.44          1.50        (0.08)         --        (0.08)
                         12/31/95      9.62         0.07          0.99          1.06        (0.01)      (0.02)       (0.03)
                         12/31/94(2)   10.00        0.02         (0.40)        (0.38)          --          --           --

-----------------------  ---------

                         NET ASSET
                           VALUE
                            END
       PORTFOLIO         OF PERIOD
-----------------------  ---------
AST Federated             $11.99
  High Yield               12.65
                           13.11
                           12.13
                           11.14
                            9.69
AST T. Rowe Price         $17.95
  Asset Allocation         17.47
                           15.13
                           13.27
                           12.01
                            9.94
AST PIMCO Total           $10.95
  Return Bond              12.02
                           11.72
                           11.11
                           11.34
                            9.75
AST INVESCO               $18.46
  Equity Income            17.50
                           16.51
                           13.99
                           12.50
                            9.75
AST Janus                 $22.56
  Small-Cap Growth         17.61
                           17.81
                           16.80
                           14.25
                           10.84
AST T. Rowe Price         $12.99
  International Equity     13.39
                           12.09
                           12.07
                           10.65
                            9.62

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on January 4, 1994.
 * Unaudited.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    ----------------------------------   --------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    ------   -------------   ---------   --------------   ---------------   --------------   ---------------
      2.60%    $647,481         13%           0.94%(1)         0.94%(1)          8.68%(1)          8.68%(1)
      2.61%     595,680         36%           0.95%            0.95%             8.64%             8.64%
     13.59%     434,420         28%           0.98%            0.98%             8.83%             8.83%
     13.58%     205,262         43%           1.03%            1.03%             8.02%             8.02%
     19.57%      83,692         30%           1.11%            1.11%             8.72%             8.72%
     (3.10%)     21,308         41%           1.15%(1)         1.34%(1)          9.06%(1)          8.87%(1)
      4.96%    $419,334         10%           1.07%(1)         1.07%(1)          2.79%(1)          2.79%(1)
     18.36%     344,197          8%           1.09%            1.09%             2.70%             2.70%
     18.40%     213,075         10%           1.13%            1.13%             2.95%             2.95%
     13.14%     120,149         31%           1.20%            1.20%             3.02%             3.02%
     23.36%      59,399         18%           1.25%            1.29%             3.53%             3.49%
     (0.60%)     23,463         32%           1.25%(1)         1.47%(1)          3.64%(1)          3.42%(1)
     (1.45%)   $994,147        132%           0.82%(1)         0.82%(1)          5.24%(1)          5.24%(1)
      9.46%     896,497        231%           0.83%            0.83%             5.24%             5.24%
      9.87%     572,100        320%           0.86%            0.86%             5.56%             5.56%
      3.42%     360,010        403%           0.89%            0.89%             5.38%             5.38%
     18.78%     225,335        124%           0.89%            0.89%             5.95%             5.95%
     (2.50%)     46,493        139%           1.02%(1)         1.02%(1)          5.57%(1)          5.57%(1)
     10.60%    $998,269         33%           0.91%(1)         0.91%(1)          1.99%(1)          1.99%(1)
     13.34%     831,482         67%           0.93%            0.93%             2.17%             2.17%
     23.33%     602,105         73%           0.95%            0.95%             2.54%             2.54%
     17.09%     348,680         58%           0.98%            0.98%             2.83%             2.83%
     30.07%     176,716         89%           0.98%            0.98%             3.34%             3.34%
     (2.50%)     65,201         63%           1.14%(1)         1.14%(1)          3.41%(1)          3.41%(1)
     28.11%    $475,594         93%           1.11%(1)         1.11%(1)         (0.73%)(1)        (0.73%)(1)
      3.49%     285,847        100%           1.12%            1.12%            (0.53%)           (0.53%)
      6.01%     278,258         77%           1.13%            1.13%            (0.32%)           (0.32%)
     20.05%     220,068         69%           1.16%            1.16%            (0.38%)           (0.38%)
     32.56%      90,460         68%           1.22%            1.22%            (0.28%)           (0.28%)
      8.40%      28,559        198%           1.30%(1)         1.55%(1)          2.59%(1)          2.34%(1)
      2.90%    $453,128          9%           1.25%(1)         1.25%(1)          1.23%(1)          1.23%(1)
     14.03%     472,161         32%           1.25%            1.25%             0.60%             0.60%
      1.36%     464,456         19%           1.26%            1.26%             0.71%             0.71%
     14.17%     402,559         11%           1.30%            1.30%             0.84%             0.84%
     11.09%     195,667         17%           1.33%            1.33%             1.03%             1.03%
     (3.80%)    108,751         16%           1.75%(1)         1.77%(1)          0.45%(1)          0.43%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                      NET ASSET      NET
                                        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                            PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO           ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
-------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST T. Rowe Price          06/30/99*   $11.46       $ 0.13        $(1.23)       $(1.10)      $(0.71)     $(0.23)      $(0.94)
  International Bond       12/31/98     10.11         0.52          0.94          1.46        (0.03)      (0.08)       (0.11)
                           12/31/97     10.90         0.20         (0.57)        (0.37)       (0.16)      (0.26)       (0.42)
                           12/31/96     10.60         0.23          0.38          0.61        (0.14)      (0.17)       (0.31)
                           12/31/95      9.68         0.31          0.75          1.06        (0.14)         --        (0.14)
                           12/31/94(3)   10.00        0.27         (0.59)        (0.32)          --          --           --
AST Neuberger Berman       06/30/99*   $17.26       $(0.05)       $ 0.46        $ 0.41       $   --      $(1.33)      $(1.33)
  Mid-Cap Growth           12/31/98     16.61        (0.05)         3.31          3.26        (0.01)      (2.60)       (2.61)
                           12/31/97     14.39         0.01          2.36          2.37        (0.02)      (0.13)       (0.15)
                           12/31/96     12.40         0.01          2.01          2.02        (0.03)         --        (0.03)
                           12/31/95      9.97         0.04          2.40          2.44        (0.01)         --        (0.01)
                           12/31/94(4)   10.00        0.01         (0.04)        (0.03)          --          --           --
AST Founders Passport      06/30/99*   $13.04       $   --        $ 1.06        $ 1.06       $(0.03)     $(0.03)      $(0.06)
                           12/31/98     11.78         0.05          1.24          1.29        (0.03)         --        (0.03)
                           12/31/97     11.63         0.03          0.21          0.24        (0.08)      (0.01)       (0.09)
                           12/31/96     10.33         0.09          1.24          1.33        (0.03)         --        (0.03)
                           12/31/95(5)   10.00        0.03          0.30          0.33           --          --           --
AST T. Rowe Price          06/30/99*   $11.97       $(0.10)       $ 2.47        $ 2.37       $(0.02)     $(1.44)      $(1.46)
  Natural Resources        12/31/98     14.57         0.19         (1.78)        (1.59)       (0.14)      (0.87)       (1.01)
                           12/31/97     14.47         0.14          0.35          0.49        (0.07)      (0.32)       (0.39)
                           12/31/96     11.11         0.05          3.35          3.40        (0.02)      (0.02)       (0.04)
                           12/31/95(5)   10.00        0.04          1.07          1.11           --          --           --
AST PIMCO Limited          06/30/99*   $11.08       $ 0.30        $(0.13)       $ 0.17       $(0.61)     $   --       $(0.61)
  Maturity Bond            12/31/98     11.02         0.56          0.03          0.59        (0.53)         --        (0.53)
                           12/31/97     10.81         0.55          0.22          0.77        (0.56)         --        (0.56)
                           12/31/96     10.47         0.56         (0.15)         0.41        (0.05)      (0.02)       (0.07)
                           12/31/95(5)   10.00        0.05          0.42          0.47           --          --           --
AST Oppenheimer            06/30/99*   $16.07       $(0.05)       $ 1.04        $ 0.99       $   --      $(1.90)      $(1.90)
  Large-Cap Growth         12/31/98     12.62        (0.10)         3.55          3.45           --          --           --
                           12/31/97     10.99        (0.05)         1.68          1.63           --          --           --
                           12/31/96(6)   10.00       (0.01)         1.00          0.99           --          --           --

-------------------------  ---------

                           NET ASSET
                             VALUE
                              END
        PORTFOLIO          OF PERIOD
-------------------------  ---------
AST T. Rowe Price           $ 9.42
  International Bond         11.46
                             10.11
                             10.90
                             10.60
                              9.68
AST Neuberger Berman        $16.34
  Mid-Cap Growth             17.26
                             16.61
                             14.39
                             12.40
                              9.97
AST Founders Passport       $14.04
                             13.04
                             11.78
                             11.63
                             10.33
AST T. Rowe Price           $12.88
  Natural Resources          11.97
                             14.57
                             14.47
                             11.11
AST PIMCO Limited           $10.64
  Maturity Bond              11.08
                             11.02
                             10.81
                             10.47
AST Oppenheimer             $15.16
  Large-Cap Growth           16.07
                             12.62
                             10.99

--------------------------------------------------------------------------------
(1) Annualized.
(3) Commenced operations on May 3, 1994.
(4) Commenced operations on October 20, 1994.
(5) Commenced operations on May 2, 1995.
(6) Commenced operations on May 2, 1996.
 * Unaudited.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
             SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    -----------------------------------   --------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------   -------------   ---------   --------------   ---------------   --------------   ---------------
    (10.05%)    $147,896         56%          1.11%(1)          1.11%(1)           3.64%(1)     3.64%(1)
     14.72%      147,973        136%          1.11%             1.11%             4.78%            4.78%
     (3.42%)     130,408        173%          1.11%             1.11%             4.73%            4.73%
      5.98%       98,235        241%          1.21%             1.21%             5.02%            5.02%
     11.10%       45,602        325%          1.53%             1.53%             6.17%            6.17%
     (3.20%)      15,218        163%          1.68%(1)          1.68%(1)       7.03%(1)              7.03%(1)
      2.93%     $268,848         74%          1.11%(1)          1.11%(1)         (0.73%)(1)       (0.73%)(1)
     20.65%      261,792        228%          1.07%             1.07%            (0.34%)          (0.34%)
     16.68%      185,050        305%          0.99%             0.99%             0.07%            0.07%
     16.34%      136,247        156%          1.01%             1.01%             0.24%            0.24%
     24.42%       45,979         84%          1.17%             1.17%             0.70%            0.70%
     (0.30%)       3,030          5%          1.25%(1)          1.70%(1)          1.41%(1)         0.97%(1)
      8.14%     $106,886         16%          1.30%(1)          1.30%(1)         (0.12%)(1)       (0.12%)(1)
     10.92%      119,997         46%          1.30%             1.30%             0.32%            0.32%
      2.03%      117,938         73%          1.35%             1.35%             0.43%            0.43%
     12.91%      117,643        133%          1.36%             1.36%             1.25%            1.25%
      3.30%       28,455          4%          1.46%(1)          1.46%(1)          0.94%(1)         0.94%(1)
     25.39%     $101,749         35%          1.17%(1)          1.17%(1)          1.12%(1)         1.12%(1)
    (11.83%)      74,126         55%          1.16%             1.16%             1.14%            1.14%
      3.39%      111,954         44%          1.16%             1.16%             0.98%            0.98%
     30.74%       88,534         31%          1.30%             1.30%             1.08%            1.08%
     11.10%        9,262          2%          1.35%(1)          1.80%(1)          1.28%(1)         0.83%(1)
      1.56%     $384,585        188%          0.86%(1)          0.86%(1)          5.62%(1)         5.62%(1)
      5.72%      349,707        263%          0.86%             0.86%             5.70%            5.70%
      7.46%      288,642         54%          0.88%             0.88%             5.71%            5.71%
      3.90%      209,013        247%          0.89%             0.89%             5.69%            5.69%
      4.70%      161,940        205%          0.89%(1)          0.89%(1)          4.87%(1)         4.87%(1)
      7.13%     $278,512        203%          1.11%(1)          1.11%(1)         (0.62%)(1)       (0.62%)(1)
     27.34%      300,924        252%          1.22%             1.22%            (0.70%)          (0.70%)
     14.83%      235,648        219%          1.23%             1.23%            (0.59%)          (0.59%)
      9.90%       48,790         77%          1.33%(1)          1.33%(1)         (0.56%)(1)       (0.56%)(1)
-------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                      NET ASSET      NET
                                        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                           PERIOD     BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
       PORTFOLIO           ENDED      OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
------------------------  --------    ---------   ----------   ------------   ----------   ----------   --------   -------------
AST Janus Overseas        06/30/99*    $13.74       $ 0.02        $ 1.36        $ 1.38       $   --      $   --       $   --
  Growth                  12/31/98      11.87         0.04          1.88          1.92        (0.05)         --        (0.05)
                          12/31/97(7)   10.00         0.02          1.85          1.87           --          --           --
AST American Century      06/30/99*    $13.47       $ 0.06        $ 1.78        $ 1.84       $(0.11)     $(0.64)      $(0.75)
  Income & Growth         12/31/98      12.23         0.11          1.38          1.49        (0.07)      (0.18)       (0.25)
                          12/31/97(7)   10.00         0.07          2.16          2.23           --          --           --
AST American Century      06/30/99*    $13.66       $ 0.08        $ 0.83        $ 0.91       $(0.12)     $   --       $(0.12)
  Strategic Balanced      12/31/98      11.34         0.11          2.29          2.40        (0.08)         --        (0.08)
                          12/31/97(7)   10.00         0.11          1.23          1.34           --          --           --
AST American Century      06/30/99*    $13.66       $ 0.04        $ 0.97        $ 1.01       $   --      $(0.10)      $(0.10)
  International Growth    12/31/98      11.52         0.03          2.12          2.15        (0.01)         --        (0.01)
                          12/31/97(7)   10.00        (0.03)         1.55          1.52           --          --           --
AST T. Rowe Price Small   06/30/99*    $11.44       $ 0.04        $ 0.72        $ 0.76       $(0.10)     $   --       $(0.10)
  Company Value           12/31/98      12.88         0.09         (1.42)        (1.33)       (0.05)      (0.06)       (0.11)
                          12/31/97(7)   10.00         0.06          2.82          2.88           --          --           --
AST Marsico Capital       06/30/99*    $14.20       $(0.01)       $ 1.96        $ 1.95       $(0.01)     $(0.01)      $(0.02)
  Growth                  12/31/98      10.03           --          4.17          4.17           --          --           --
                          12/31/97(8)   10.00         0.01          0.02          0.03           --          --           --
AST Cohen & Steers        06/30/99*    $ 8.41       $ 0.10        $ 0.54        $ 0.64       $(0.23)     $   --       $(0.23)
  Realty                  12/31/98(9)   10.00         0.28         (1.87)        (1.59)          --          --           --
AST Lord Abbett           06/30/99*    $ 9.99       $(0.01)       $ 1.08        $ 1.07       $   --      $   --       $   --
  Small Cap Value         12/31/98(9)   10.00        (0.01)           --         (0.01)          --          --           --
AST Bankers Trust         06/30/99*    $12.78       $ 0.04        $ 1.40        $ 1.44       $(0.06)     $(0.40)      $(0.46)
  Enhanced 500            12/31/98(9)   10.00         0.06          2.72          2.78           --          --           --
AST Kemper                06/30/99*(10)  $10.00     $   --        $(0.31)       $(0.31)      $   --      $   --       $   --
  Small-Cap Growth

------------------------  ---------

                          NET ASSET
                            VALUE
                             END
       PORTFOLIO          OF PERIOD
------------------------  ---------
AST Janus Overseas         $15.12
  Growth                    13.74
                            11.87
AST American Century       $14.56
  Income & Growth           13.47
                            12.23
AST American Century       $14.45
  Strategic Balanced        13.66
                            11.34
AST American Century       $14.57
  International Growth      13.66
                            11.52
AST T. Rowe Price Small    $12.10
  Company Value             11.44
                            12.88
AST Marsico Capital        $16.13
  Growth                    14.20
                            10.03
AST Cohen & Steers         $ 8.82
  Realty                     8.41
AST Lord Abbett            $11.06
  Small Cap Value            9.99
AST Bankers Trust          $13.76
  Enhanced 500              12.78
AST Kemper                 $ 9.69
  Small-Cap Growth

--------------------------------------------------------------------------------
 (1) Annualized.
 (7) Commenced operations on January 2, 1997.
 (8) Commenced operations on December 22, 1997.
 (9) Commenced operations on January 2, 1998.
(10) Commenced operations on January 4, 1999.
 * Unaudited.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
             SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    -----------------------------------   --------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------   -------------   ---------   --------------   ---------------   --------------   ---------------
     10.04%    $  808,609        43%          1.22%(1)          1.22%(1)          0.36%(1)         0.36%(1)
     16.22%       607,206        97%          1.27%             1.27%             0.32%            0.32%
     18.70%       255,705        94%          1.35%(1)          1.35%(1)          0.36%(1)         0.36%(1)
     14.41%    $  242,640       109%          0.98%(1)          0.98%(1)          0.99%(1)         0.99%(1)
     12.27%       189,871        87%          1.00%             1.00%             1.05%            1.05%
     22.30%       117,438        81%          1.23%(1)          1.23%(1)          1.24%(1)         1.24%(1)
      6.70%    $  174,294        71%          1.08%(1)          1.08%(1)          1.95%(1)         1.95%(1)
     21.29%        91,043        95%          1.16%             1.13%             1.68%            1.71%
     13.40%        28,947        76%          1.25%(1)          1.35%(1)          2.02%(1)         1.92%(1)
      7.46%    $   98,328        55%          1.47%(1)          1.47%(1)          0.65%(1)         0.65%(1)
     18.68%        77,733       220%          1.65%             1.65%             0.10%            0.10%
     15.10%        33,125       171%          1.75%(1)          1.75%(1)         (0.58%)(1)       (0.58%)(1)
      6.85%    $  320,212        15%          1.11%(1)          1.11%(1)          0.58%(1)         0.58%(1)
    (10.53%)      304,072        10%          1.11%             1.11%             0.93%            0.93%
     28.80%       199,896         7%          1.16%(1)          1.16%(1)          1.20%(1)         1.20%(1)
     13.73%    $1,060,772        44%          1.06%(1)          1.06%(1)         (0.06%)(1)       (0.06%)(1)
     41.59%       594,966       213%          1.11%             1.11%             0.16%            0.16%
      0.30%         7,299         --          1.00%(1)          1.00%(1)          3.62%(1)         3.62%(1)
      7.88%    $   65,163        19%          1.25%(1)          1.25%(1)          4.42%(1)         4.42%(1)
    (16.00%)       33,025        18%          1.30%(1)          1.30%(1)          5.02%(1)         5.02%(1)
     10.71%    $   71,055        30%          1.28%(1)          1.28%(1)         (0.36%)(1)       (0.36%)(1)
     (0.10%)       41,788        58%          1.31%(1)          1.31%(1)         (0.21%)(1)       (0.21%)(1)
     11.51%    $  505,096        68%          0.80%(1)          0.78%(1)          0.73%(1)         0.76%(1)
     27.90%       289,551       162%          0.80%(1)          0.86%(1)          1.07%(1)         1.01%(1)
     (3.10%)   $  604,098        79%          1.13%(1)          1.13%(1)          0.05%(1)         0.05%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at June 30, 1999, issued 28 classes of shares of beneficial interest: AST AIM International Equity Portfolio ("AIM International Equity") (formerly, AST Putnam International Equity Portfolio), AST Lord Abbett Growth and Income Portfolio ("Growth and Income"), AST JanCap Growth Portfolio ("Growth"), AST Money Market Portfolio ("Money Market"), AST Neuberger Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST AIM Balanced Portfolio ("Balanced") (formerly, AST Putnam Balanced Portfolio), AST Federated High Yield Portfolio ("High Yield"), AST T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), AST PIMCO Total Return Bond Portfolio ("Total Return Bond"), AST INVESCO Equity Income Portfolio ("Equity Income"), AST Janus Small-Cap Growth Portfolio ("Janus Small-Cap Growth"), AST T. Rowe Price International Equity Portfolio ("T. Rowe International Equity"), AST T. Rowe Price International Bond Portfolio ("International Bond"), AST Neuberger Berman Mid-Cap Growth Portfolio ("Mid-Cap Growth"), AST Founders Passport Portfolio ("Passport"), AST T. Rowe Price Natural Resources Portfolio ("Natural Resources"), AST PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Oppenheimer Large-Cap Growth Portfolio ("Large-Cap Growth"), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST American Century Income & Growth Portfolio ("Income & Growth") (formerly, AST Putnam Value Growth & Income), AST American Century Strategic Balanced Portfolio ("Strategic Balanced"), AST American Century International Growth Portfolio ("International Growth"), AST T. Rowe Price Small Company Value Portfolio ("Small Company Value"), AST Marsico Capital Growth Portfolio ("Capital Growth"), AST Cohen & Steers Realty Portfolio ("Realty"), AST Lord Abbett Small Cap Value Portfolio ("Small Cap Value"), AST Bankers Trust Enhanced 500 Portfolio ("Enhanced 500"), and AST Kemper Small-Cap Growth Portfolio ("Kemper Small-Cap Growth") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities

--------------------------------------------------------------------------------

of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. At June 30, 1999, .08% and .03% of the net assets of the Small Cap Value and International Bond Portfolios, respectively, were valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on

--------------------------------------------------------------------------------

their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio securities together with an agreement to repurchase the same securities at an agreed-upon price and date. It may be viewed as a borrowing of money and the difference between the cost of repurchase and proceeds from sale determines the effective interest rate on the transaction. Reverse repurchase agreements are recorded as a liability equal to the amount of cash received plus the effective interest that is payable to the buyer of the securities.

Reverse repurchase agreements bear a risk of loss in the event that the buyer of the securities is unable to sell back the securities to the Portfolio. In such case, the Portfolio's use of proceeds under the agreement may be restricted.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a

--------------------------------------------------------------------------------

"notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At June 30, 1999, securities lending activities are summarized as follows:

                                                            MARKET VALUE
                                                            OF SECURITIES    MARKET VALUE     INCOME FROM
PORTFOLIO                                                      ON LOAN       OF COLLATERAL     LENDING*
---------                                                   -------------    -------------    -----------
Growth..................................................    $424,820,004     $427,888,518       $62,341
Janus Small-Cap Growth..................................      85,254,743       82,708,122        27,266

* Income earned, for the period from June 9, 1999 to June 30, 1999, is included in interest income on the Statement of Operations.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available,

--------------------------------------------------------------------------------

as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Expenses

Each Portfolio is charged for expenses that are directly attributable to it. Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: A I M Capital Management, Inc. for AIM International Equity and Balanced; Lord Abbett & Co. for Growth and Income and Small Cap Value; Janus Capital Corporation for Growth, Janus Small-Cap Growth, and Overseas Growth; J. P. Morgan Investment Management Inc. for Money Market; Federated Investment Counseling for High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Founders Asset Management, Inc. for Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe International Equity and International Bond; Neuberger Berman Management Incorporated for Mid-Cap Value and Mid-Cap Growth; OppenheimerFunds, Inc. for Large-Cap Growth; American Century Investment Management, Inc. for Income & Growth, Strategic Balanced, and International Growth; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Bankers Trust Company for Enhanced 500; and Scudder Kemper Investments, Inc. for Kemper Small-Cap Growth.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,
 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, .90%, 1.00%, .75%, .85%, 1.00%,
 .90%, .90%, 1.00%, .95%, .60%, and .95% of the average daily net assets of the AIM International Equity, Growth and Income, Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Enhanced 500, and Kemper Small-Cap Growth Portfolios, respectively. The fees for AIM International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Mid-Cap Growth and Large-

--------------------------------------------------------------------------------

Cap Growth are at the rate of .85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of .70% for average daily net assets in excess of $300 million, and for Kemper Small-Cap Growth are at the rate of .90% for average daily net assets in excess of $1 billion. During the period ended June 30, 1999, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio and .05% from its fee for the Growth and Growth and Income Portfolios on average daily net assets in excess of $1 billion.

The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .50%, .75%, .40%, .45%, .60%, .60%, .30%, .35%, .65%, .45%,
 .50%, .70%, .60%, .45%, .60%, .50%, .17%, and .50% of the average daily net assets of the AIM International Equity, Growth and Income, Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Enhanced 500, and Kemper Small-Cap Growth Portfolios, respectively. The Sub-advisors for the Growth, Money Market, Janus Small-Cap Growth, and T. Rowe International Equity Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond, Capital Growth, and Small Cap Value are reduced for Portfolio net assets in excess of specified levels.

On April 21, 1999, the Board of Trustees of the Trust approved changes in Sub-advisor for AST Putnam International Equity Portfolio, AST Putnam Balanced Portfolio, and AST Putnam Value Growth & Income Portfolio. On May 4, 1999, A I M Capital Management, Inc. became Sub-advisor to Putnam International Equity Portfolio (currently, AST AIM International Equity Portfolio) and AST Putnam Balanced Portfolio (currently, AST AIM Balanced Portfolio) and American Century Investment Management, Inc. became Sub-advisor to AST Putnam Value Growth & Income Portfolio (currently, AST American Century Income & Growth Portfolio). Pursuant to an order issued by the Securities and Exchange Commission, the Portfolios will seek shareholder approval for these changes prior to September 30, 1999.

By the terms of the Investment Management Agreement, during the period ended June 30, 1999, the Investment Manager reimbursed Money Market in the amount of $1,091 to prevent its expenses from exceeding an annual rate of .60% of average daily net assets. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio within the two-year period following such payments. During the period ended June 30, 1999, Enhanced 500 paid $42,091 as reimbursement to the Investment Manager.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

--------------------------------------------------------------------------------

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 1998, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                              EXPIRATION
                                                                             DECEMBER 31,
                                                                 -------------------------------------
                                                    AMOUNT         2004         2005          2006
                                                  -----------    --------    ----------    -----------
Janus Small-Cap Growth........................    $ 5,945,483    $     --    $       --    $ 5,945,483
Passport......................................      2,860,101          --     2,860,101             --
Limited Maturity Bond.........................        132,375     132,375            --             --
Overseas Growth...............................     18,489,428          --     2,020,791     16,468,637
Small Company Value...........................        504,463          --            --        504,463
Realty........................................        569,675          --            --        569,675
Small Cap Value...............................      2,512,177          --            --      2,512,177

--------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the period ended June 30, 1999, were as follows ($ in thousands):

                                                      U.S. GOVERNMENT SECURITIES      OTHER SECURITIES
                                                      --------------------------    ---------------------
                                                       PURCHASES        SALES       PURCHASES     SALES
                                                      -----------    -----------    ---------    --------
AIM International Equity..........................    $       --     $       --     $611,805     $681,345
Growth and Income.................................            --             --      599,653      448,108
Growth............................................            --             --      731,648      688,344
Mid-Cap Value.....................................            --             --      918,991      422,705
Balanced..........................................        76,280         68,845      272,520      312,816
High Yield........................................            --             --      151,201       83,291
Asset Allocation..................................        34,830         13,299       54,251       20,855
Total Return Bond.................................     1,396,316      1,394,146      392,088       59,848
Equity Income.....................................        10,992          7,133      363,711      277,835
Janus Small-Cap Growth............................            --             --      417,900      300,835
T. Rowe International Equity......................            --             --       40,231       92,905
International Bond................................            --             --       91,573       78,515
Mid-Cap Growth....................................            --             --      179,976      180,874
Passport..........................................            --             --       16,926       32,205
Natural Resources.................................            --             --       34,458       27,870
Limited Maturity Bond.............................       507,835        589,853      170,990       47,433
Large-Cap Growth..................................            --             --      576,468      541,078
Overseas Growth...................................            --             --      351,399      267,705
Income & Growth...................................            --             --      243,841      219,946
Strategic Balanced................................        33,148         13,877      132,916       76,139
International Growth..............................            --             --       63,552       45,122
Small Company Value...............................            --             --       44,325       41,566
Capital Growth....................................            --             --      734,800      339,818
Realty............................................            --             --       40,156        8,452
Small Cap Value...................................            --             --       38,440       21,559
Enhanced 500......................................            --             --      402,714      230,904
Kemper Small-Cap Growth...........................            --             --      667,983      137,901

--------------------------------------------------------------------------------

At June 30, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                   GROSS           GROSS        NET UNREALIZED
                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                  ----------    ------------    ------------    --------------
AIM International Equity......................    $  462,129     $   42,514       $(11,006)       $   31,508
Growth and Income.............................     1,221,673        299,168        (17,788)          281,380
Growth........................................     2,738,002      1,646,916        (25,801)        1,621,115
Mid-Cap Value.................................       773,646         53,509        (21,399)           32,110
Balanced......................................       363,827         27,577         (6,492)           21,085
High Yield....................................       669,315          8,894        (39,585)          (30,691)
Asset Allocation..............................       334,279         91,710         (8,823)           82,887
Total Return Bond.............................     1,239,793          2,289        (16,572)          (14,283)
Equity Income.................................       794,082        216,976        (18,640)          198,336
Janus Small-Cap Growth........................       355,715        129,203        (14,252)          114,951
T. Rowe International Equity..................       334,190         94,855        (19,388)           75,467
International Bond............................       154,203          3,741        (14,828)          (11,087)
Mid-Cap Growth................................       217,199         56,795         (5,742)           51,053
Passport......................................        79,886         31,149         (3,961)           27,188
Natural Resources.............................       101,544         14,265        (14,141)              124
Limited Maturity Bond.........................       393,469            657         (3,458)           (2,801)
Large-Cap Growth..............................       254,310         33,497         (6,453)           27,044
Overseas Growth...............................       662,888        148,356        (11,312)          137,044
Income & Growth...............................       226,406         21,316         (5,308)           16,008
Strategic Balanced............................       167,281         11,741         (3,191)            8,550
International Growth..........................        87,622         12,647         (2,306)           10,341
Small Company Value...........................       323,432         36,753        (40,527)           (3,774)
Capital Growth................................       887,785        189,530         (9,399)          180,131
Realty........................................        66,210          1,651         (2,979)           (1,328)
Small Cap Value...............................        65,854          8,541         (3,102)            5,439
Enhanced 500..................................       457,985         51,266         (7,540)           43,726
Kemper Small-Cap Growth.......................       549,971         72,530        (16,709)           55,821

--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the period ended June 30, 1999, were as follows ($ in thousands):

                                                          TOTAL RETURN BOND       LIMITED MATURITY BOND
                                                        ----------------------    ---------------------
                                                        NUMBER OF                 NUMBER OF
                                                        CONTRACTS     PREMIUM     CONTRACTS    PREMIUM
                                                        ---------    ---------    ---------    --------
Balance at beginning of year........................      26,230     $ 638,678         76      $ 13,948
Written.............................................      22,570       978,004      5,080       199,613
Expired.............................................     (30,430)     (841,119)      (156)      (16,096)
Exercised...........................................          --            --         --            --
Closed..............................................          --            --         --            --
                                                         -------     ---------      -----      --------
Balance at end of year..............................      18,370     $ 775,563      5,000      $197,465
                                                         =======     =========      =====      ========

At June 30, 1999, Total Return Bond and Limited Maturity Bond had sufficient cash and/or securities at least equal to the value of written options.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1998

                   AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
                    LORD ABBETT GROWTH AND INCOME PORTFOLIO
                            JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                    NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO
                         AST PUTNAM BALANCED PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                    T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                       PIMCO TOTAL RETURN BOND PORTFOLIO
                        INVESCO EQUITY INCOME PORTFOLIO
                    FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                  T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                   T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                   NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO
                          FOUNDERS PASSPORT PORTFOLIO
                   T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     PIMCO LIMITED MATURITY BOND PORTFOLIO
                   AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                   AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
                 TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
                TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
                  T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                        MARSICO CAPITAL GROWTH PORTFOLIO
                        COHEN & STEERS REALTY PORTFOLIO
                     LORD ABBETT SMALL CAP VALUE PORTFOLIO
                      BANKERS TRUST ENHANCED 500 PORTFOLIO
                          STEIN ROE VENTURE PORTFOLIO

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 98.3%
AUSTRALIA -- 1.1%
    Cable & Wireless Optus Ltd.
      144A*...........................    300,000   $    631,149
    Coles Myer Ltd. ..................    340,800      1,787,237
    News Corp. Ltd. ..................    298,400      1,973,032
    News Corp. Ltd. [ADR].............     51,500      1,361,531
                                                    ------------
                                                       5,752,949
                                                    ------------
BRAZIL -- 0.9%
    Companhia Energetica de Minas
      Geras [ADR].....................    134,500      2,560,424
    Telesp Celular Participacoes SA
      Pfd.*...........................    155,700      1,127,631
    Telesp Participacoes SA Pfd.*.....     33,200        755,670
                                                    ------------
                                                       4,443,725
                                                    ------------
CANADA -- 4.0%
    Bank of Nova Scotia...............    269,467      5,912,365
    BCE, Inc. ........................    213,581      8,065,223
    BCE Mobile Communications,
      Inc.*...........................     89,015      2,405,122
    BCE Mobile Communications, Inc.
      144A*...........................      4,900        132,394
    Bombardier, Inc. Cl-B.............    209,380      2,937,705
    Royal Bank of Canada..............      9,800        486,829
                                                    ------------
                                                      19,939,638
                                                    ------------
FINLAND --2.7%
    Huhtamaki Co. ....................     71,434      2,736,994
    Nokia Oyj Cl-A....................     68,512      8,389,296
    Sampo Insurance Co. Ltd. Cl-A.....     55,900      2,136,289
                                                    ------------
                                                      13,262,579
                                                    ------------
FRANCE -- 15.3%
    Assurances Generales de France....      1,100         65,732
    AXA SA............................     45,667      6,621,948
    Banque Nationale de Paris.........    101,797      8,386,483
    Bouygues SA.......................     26,906      5,548,811
    Credit Commercial de France.......     19,140      1,778,310
    Equant NV*........................     11,430        795,761
    France Telecom SA.................     21,730      1,727,193
    Groupe Danone.....................      8,322      2,383,669
    ISIS..............................      1,750        125,000
    Lafarge SA........................     49,912      4,744,580
    Michelin C.G.D.E. Cl-B............     89,718      3,589,677
    Scor SA...........................     87,410      5,781,944
    Societe Generale..................     29,508      4,780,647
    Societe Nationale Elf Aquitaine
      SA..............................     27,389      3,167,430
    Societe Television Francaise......     28,172      5,018,097
    STMicroelectronics NV NY Reg*.....    103,000      8,040,437
    Total SA Cl-B.....................     26,164      2,651,056
    Vivendi...........................     42,599     11,057,723
                                                    ------------
                                                      76,264,498
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
GERMANY -- 6.8%
    Bayerische Motoren Werke AG.......      3,136   $  2,442,115
    Bayerische Motoren Werke AG
      (New)*..........................      1,248        957,625
    Deutsche Telekom AG...............    113,160      3,719,865
    Hoechst AG........................    166,912      6,904,893
    Mannesmann AG.....................     95,560     11,059,123
    Veba AG...........................     65,769      3,897,522
    Volkswagen AG.....................     62,137      5,029,101
                                                    ------------
                                                      34,010,244
                                                    ------------
GREECE -- 0.6%
    Hellenic Telecommunication
      Organization SA.................     95,722      2,546,510
    Hellenic Telecommunication
      Organization SA [ADR]*..........     44,500        589,625
                                                    ------------
                                                       3,136,135
                                                    ------------
HONG KONG -- 0.6%
    China Telecom Ltd. ...............    151,000        261,184
    Hong Kong & China Gas Co. Ltd. ...    764,000        971,393
    Smartone Telecommunications
      Holdings Ltd. ..................    423,500      1,175,323
    Smartone Telecommunications
      Holdings Ltd. 144A*.............    196,000        543,951
                                                    ------------
                                                       2,951,851
                                                    ------------
IRELAND -- 4.1%
    Allied Irish Banks PLC............    305,143      5,473,274
    Bank of Ireland PLC...............    329,322      7,340,744
    CRH PLC...........................    437,974      7,575,032
                                                    ------------
                                                      20,389,050
                                                    ------------
ITALY -- 3.0%
    Banca Popolare di Brescia.........     46,400      1,134,046
    Telecom Italia SPA................  1,526,491     13,053,321
    Unione Immobliliare SPA*..........  1,352,700        707,158
                                                    ------------
                                                      14,894,525
                                                    ------------
JAPAN -- 10.4%
    Canon, Inc. ......................     32,000        685,127
    Chubu Electric Power Co., Inc. ...     67,000      1,354,296
    Eisai Co. Ltd. ...................     44,000        858,182
    Fujitsu Ltd. .....................    322,700      4,305,657
    Honda Motor Co. Ltd. .............     56,000      1,841,899
    Kita Kyushu Coca-Cola Bottling....      1,300         40,799
    Mabuchi Motor Co. Ltd. ...........     37,000      2,837,408
    Matsushita-Kotobuki Electronics
      Industries Ltd. ................    100,000      2,163,186
    Mitsumi Electric Co. Ltd. ........    124,700      2,642,216
    Murata Manufacturing Co. Ltd. ....      9,000        352,670
    Nikko Securities Co. Ltd. ........  1,641,000      4,582,718
    Nippon Telegraph & Telephone
      Corp. ..........................      6,340      4,901,282
    Nippon Television Network
      Corp. ..........................      8,520      2,515,288
    Promise Co. Ltd. .................     43,700      2,278,047
    Ricoh Co. Ltd. ...................    153,000      1,413,394
    Rohm Co. Ltd. ....................      4,000        366,678
    Sankyo Co. Ltd. ..................    212,000      4,642,338
    Shin-Etsu Chemical Co. Ltd. ......     20,000        482,284

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Shiseido Co. Ltd. ................     74,000   $    952,582
    Sony Corp. .......................     37,400      2,728,823
    TDK Corp. ........................     22,000      2,014,777
    Tokyo Electric Power Co. .........     71,900      1,778,431
    Yamanouchi Pharmaceutical Co.
      Ltd. ...........................    181,000      5,840,956
                                                    ------------
                                                      51,579,038
                                                    ------------
KOREA -- 2.2%
    Korea Electric Power Corp. .......    239,194      5,927,811
    Pohang Iron & Steel Co. Ltd.
      [ADR]...........................     59,600      1,005,750
    Samsung Electronics Co. ..........     58,060      3,896,533
                                                    ------------
                                                      10,830,094
                                                    ------------
MEXICO -- 2.1%
    Coca-Cola Femsa SA [ADR]..........    165,134      2,188,026
    Fomento Economico Mexicano SA de
      CV UBD Units*...................  1,031,490      2,753,502
    Grupo Televisa SA [GDR]*..........     73,200      1,807,125
    Telefonos de Mexico SA Cl-L
      [ADR]...........................     77,391      3,767,974
                                                    ------------
                                                      10,516,627
                                                    ------------
NETHERLANDS -- 9.3%
    AKZO Nobel NV.....................    183,166      8,344,937
    ASM Lithography Holding NV*.......     25,400        774,700
    Benckiser NV Cl-B.................      4,770        312,634
    Gucci Group NV NY Reg.............     38,627      1,878,238
    ING Groep NV......................    224,885     13,720,757
    KNP NV............................     88,676      4,441,667
    Koninklijke Ahold NV..............    196,938      7,282,845
    Koninklijke (Royal) Philips
      Electronics NV..................     42,730      2,868,901
    Laurus NV.........................     37,133        937,887
    TNT Post Group NV.................     81,210      2,618,044
    Vedior NV.........................     68,875      1,357,924
    Vendex NV.........................     61,642      1,497,799
                                                    ------------
                                                      46,036,333
                                                    ------------
POLAND -- 0.1%
    Bank Handlowy W Warszawie [GDR]
      144A............................     24,900        307,179
                                                    ------------
                                                         307,179
                                                    ------------
PORTUGAL -- 1.6%
    Cimpor-Cimentos de Portugal SA....     37,994      1,212,857
    Electicidade de Portugal SA.......    148,119      3,261,228
    Portugal Telecom SA...............     72,077      3,304,803
                                                    ------------
                                                       7,778,888
                                                    ------------
SINGAPORE -- 1.5%
    Oversea-Chinese Banking Corp.
      Ltd.............................    717,000      4,867,027
    United Overseas Bank Ltd..........    382,000      2,454,120
                                                    ------------
                                                       7,321,147
                                                    ------------
SPAIN -- 1.2%
    Telefonica SA.....................    132,807      5,914,351
    Telefonica SA Bonus Rights*.......    132,807        118,100
                                                    ------------
                                                       6,032,451
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 5.3%
    Ericsson, (L.M.) Telephone Co.
      Cl-B............................    203,826   $  4,853,275
    ForeningsSparbanken AB............     75,280      1,950,370
    Nordbanken Holding Co. AB.........    234,918      1,507,085
    Pharmacia & Upjohn, Inc...........    234,662     13,143,671
    Sandvik AB Cl-B...................     26,000        449,076
    SKF AB Cl-B.......................     72,130        840,942
    Svenska Handelsbanken Cl-A........     44,156      1,863,090
    Volvo AB Cl-B*....................     81,186      1,862,997
                                                    ------------
                                                      26,470,506
                                                    ------------
SWITZERLAND -- 10.4%
    Compagnie Financiere Richemont
      AG -- A Units...................      2,628      3,715,799
    Edipresse S.A. Bearer.............      3,167        910,800
    Fischer, (Georg) AG...............      6,015      2,034,225
    Julius Baer Holdings AG Cl-B......      2,103      6,989,687
    Kuoni Reisen AG...................        361      1,432,456
    Nestle SA.........................      4,638     10,096,703
    Novartis AG.......................      6,498     12,773,830
    PubliGroupe SA....................      7,915      2,420,348
    Swisscom AG*......................      8,270      3,462,191
    UBS AG............................     25,393      7,801,967
                                                    ------------
                                                      51,638,006
                                                    ------------
UNITED KINGDOM -- 15.1%
    Allied Zurich PLC*................    483,331      7,209,395
    Avis Europe PLC...................    203,705        855,789
    Bass PLC..........................    277,271      4,036,606
    British Airways PLC...............    515,876      3,478,341
    Cable & Wireless PLC..............    640,800      7,878,994
    Dixons Group PLC..................    340,050      4,783,659
    EMI Group PLC.....................    324,300      2,169,086
    Granada Group PLC.................    394,800      6,979,269
    Marks & Spencer PLC...............    492,000      3,374,657
    National Westminster Bank PLC.....    309,732      5,972,737
    Orange PLC*.......................    382,002      4,439,519
    Scottish Power PLC................      5,100         52,398
    Securicor PLC.....................    903,871      7,579,505
    Siebe PLC.........................  1,394,840      5,500,176
    Smiths Industries PLC.............    270,811      3,863,708
    SmithKline Beecham PLC............    320,700      4,482,106
    Vodafone Group PLC................    150,341      2,441,356
                                                    ------------
                                                      75,097,301
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $409,590,244).................               488,652,764
                                                    ------------
U.S. STOCK -- 0.8%
INSURANCE
    AFLAC, Inc.
  (Cost $3,061,067)...................     94,530      4,159,320
                                                    ------------

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                        -----       -----
COMMERCIAL PAPER -- 1.0%
    GTE Funding, Inc.
      5.27%, 02/11/99.................  $1,500   $  1,490,997
    Windmill Funding Corp.
      5.28%, 01/13/99.................   3,500      3,493,737
                                                 ------------
    (Cost $4,984,837).................              4,984,734
                                                 ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $417,636,148).........................    497,796,818
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)............................       (335,450)
                                                 ------------
NET ASSETS -- 100.0%..........................   $497,461,368
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                             IN                        UNREALIZED
SETTLEMENT               CONTRACTS TO     EXCHANGE      CONTRACTS     APPRECIATION
  MONTH      TYPE           RECEIVE          FOR        AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------
01/99        Buy    FRF        860,325   $   153,822   $   154,014    $       192
01/99        Buy    GBP        268,192       448,954       446,110         (2,844)
03/99        Buy    GBP     12,801,000    21,614,569    21,243,652       (370,917)
01/99        Buy    JPY      4,206,300        36,349        37,312            963
03/99        Buy    JPY  2,928,787,000    25,660,148    26,221,055        560,907
                                         -----------   -----------    -----------
                                         $47,913,842   $48,102,143    $   188,301
                                         ===========   ===========    ===========

                                              IN                        UNREALIZED
SETTLEMENT                CONTRACTS TO     EXCHANGE      CONTRACTS     APPRECIATION
  MONTH      TYPE           DELIVER           FOR        AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------
03/99        Sell   GBP      12,801,000   $21,384,070   $21,243,652    $   140,418
03/99        Sell   JPY   2,928,787,000    22,391,338    26,221,055     (3,829,717)
                                          -----------   -----------    -----------
                                          $43,775,408   $47,464,707    $(3,689,299)
                                          ===========   ===========    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

INDUSTRY
--------
Advertising........................................     0.5%
Aerospace..........................................     0.8%
Airlines...........................................     0.7%
Automobile Manufacturers...........................     2.6%
Automotive Parts...................................     1.2%
Beverages..........................................     0.5%
Broadcasting.......................................     1.1%
Building Materials.................................     2.3%
Business Services..................................     0.9%
Chemicals..........................................     3.1%
Clothing & Apparel.................................     0.4%
Computer Hardware..................................     0.4%
Computer Services & Software.......................     1.0%
Conglomerates......................................     1.3%
Construction.......................................     1.5%
Consumer Products & Services.......................     4.1%
Electronic Components & Equipment..................     4.2%
Entertainment & Leisure............................     2.4%
Financial -- Bank & Trust..........................    16.6%
Financial Services.................................     1.5%
Food...............................................     2.1%
Industrial Products................................     3.3%
Insurance..........................................     4.4%
Machinery & Equipment..............................     2.3%
Medical Supplies & Equipment.......................     0.9%
Metals & Mining....................................     0.5%
Office Equipment...................................     0.4%
Oil & Gas..........................................     1.2%
Pharmaceuticals....................................     7.5%
Printing & Publishing..............................     0.6%
Real Estate........................................     0.2%
Retail & Merchandising.............................     2.3%
Semiconductors.....................................     1.8%
Telecommunications.................................    19.6%
Transportation.....................................     0.8%
Utilities..........................................     3.3%
                                                       ----
TOTAL..............................................    98.3%
                                                       ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.3% of net assets.

See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 92.6%
AEROSPACE -- 0.9%
    United Technologies Corp. .....     100,000   $   10,875,000
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 2.3%
    Ford Motor Co..................     210,000       12,324,375
    General Motors Corp............     210,000       15,028,125
                                                  --------------
                                                      27,352,500
                                                  --------------
BROADCASTING -- 1.2%
    CBS Corp. .....................     440,000       14,410,000
                                                  --------------
CHEMICALS -- 0.9%
    Du Pont, (E.I.) de Nemours &
      Co. .........................     200,000       10,612,500
                                                  --------------
CLOTHING & APPAREL -- 1.0%
    VF Corp. ......................     250,000       11,718,750
                                                  --------------
COMPUTER HARDWARE -- 6.0%
    EMC Corp.*.....................     250,000       21,250,000
    International Business Machines
      Corp. .......................     200,000       36,950,000
    Seagate Technology, Inc.*......     425,000       12,856,250
                                                  --------------
                                                      71,056,250
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 3.7%
    First Data Corp. ..............     450,000       14,259,375
    Sun Microsystems, Inc.*........     340,000       29,112,500
                                                  --------------
                                                      43,371,875
                                                  --------------
CONGLOMERATES -- 2.0%
    Philip Morris Companies,
      Inc. ........................     450,000       24,075,000
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    Eastman Kodak Co. .............     160,000       11,520,000
    Fortune Brands, Inc. ..........     129,700        4,101,762
                                                  --------------
                                                      15,621,762
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.2%
    Emerson Electric Co. ..........     470,000       29,404,375
    Texas Instruments, Inc. .......     230,000       19,679,375
                                                  --------------
                                                      49,083,750
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.7%
    Time Warner, Inc. .............     130,000        8,068,125
                                                  --------------
ENVIRONMENTAL SERVICES -- 2.1%
    Waste Management, Inc. ........     520,000       24,245,000
                                                  --------------
FINANCIAL-BANK & TRUST -- 6.2%
    Bank One Corp. ................     270,000       13,786,875
    BankAmerica Corp. .............     230,000       13,828,750
    Chase Manhattan Corp. .........     340,000       23,141,250
    First Union Corp. .............     380,000       23,108,750
                                                  --------------
                                                      73,865,625
                                                  --------------
FINANCIAL SERVICES -- 1.6%
    Morgan Stanley, Dean Witter &
      Co. .........................     260,000       18,460,000
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
FOOD -- 6.5%
    Bestfoods, Inc. ...............     270,000   $   14,377,500
    ConAgra, Inc. .................     500,000       15,750,000
    Heinz, (H.J.) Co. .............     450,000       25,481,250
    Ralston Purina Group...........     670,000       21,691,250
                                                  --------------
                                                      77,300,000
                                                  --------------
HEALTHCARE SERVICES -- 1.2%
    Columbia HCA Healthcare
      Corp. .......................     560,000       13,860,000
                                                  --------------
INSURANCE -- 8.3%
    Aetna, Inc. ...................      80,000        6,290,000
    American General Corp. ........     390,000       30,420,000
    Chubb Corp. ...................     240,000       15,570,000
    CIGNA Corp. ...................     160,000       12,370,000
    Jefferson-Pilot Corp. .........     210,000       15,750,000
    St. Paul Companies, Inc. ......     500,000       17,375,000
                                                  --------------
                                                      97,775,000
                                                  --------------
MACHINERY & EQUIPMENT -- 1.2%
    Deere & Co. ...................     440,000       14,575,000
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Baxter International, Inc. ....     340,000       21,866,250
                                                  --------------
OIL & GAS -- 9.3%
    British Petroleum Co. PLC
      [ADR]........................     300,000       26,887,500
    Coastal Corp. .................     530,000       18,516,875
    Mobil Corp. ...................     370,000       32,236,250
    Occidental Petroleum Corp. ....     600,000       10,125,000
    Total SA [ADR].................     450,000       22,387,500
                                                  --------------
                                                     110,153,125
                                                  --------------
PAPER & FOREST PRODUCTS -- 2.3%
    Georgia Pacific Group..........     260,000       15,226,250
    Georgia-Pacific Timber Group...     500,000       11,906,250
                                                  --------------
                                                      27,132,500
                                                  --------------
PHARMACEUTICALS -- 4.3%
    American Home Products
      Corp. .......................     510,000       28,719,375
    Pharmacia & Upjohn, Inc. ......     390,000       22,083,750
                                                  --------------
                                                      50,803,125
                                                  --------------
PRINTING & PUBLISHING -- 1.4%
    Dow Jones & Co., Inc. .........     340,000       16,362,500
                                                  --------------
RETAIL & MERCHANDISING -- 3.4%
    May Department Stores Co. .....     170,000       10,263,750
    Wal-Mart Stores, Inc. .........     370,000       30,131,875
                                                  --------------
                                                      40,395,625
                                                  --------------
TELECOMMUNICATIONS -- 11.6%
    Alltel Corp. ..................     340,000       20,336,250
    AT&T Corp. ....................     540,000       40,635,000
    Bell Atlantic Corp. ...........     460,000       26,133,750
    MCI WorldCom, Inc.*............     330,000       23,677,500
    SBC Communications, Inc. ......     500,000       26,812,500
                                                  --------------
                                                     137,595,000
                                                  --------------

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
UTILITIES -- 7.1%
    Carolina Power & Light Co. ....     450,000   $   21,178,125
    Duke Energy Corp. .............     390,000       24,984,375
    FirstEnergy Corp. .............     590,000       19,211,875
    Florida Progress Corp. ........     415,000       18,597,188
                                                  --------------
                                                      83,971,563
                                                  --------------
TOTAL COMMON STOCK (Cost
  $899,196,791)....................                1,094,605,825
                                                  --------------
PREFERRED STOCK -- 2.5%
INSURANCE -- 1.3%
    Aetna, Inc. Cl-C 6.25%.........     200,000       15,212,500
                                                  --------------
UTILITIES -- 1.2%
    Houston Industries, Inc.
      7.00%........................     140,000       14,892,500
                                                  --------------
TOTAL PREFERRED STOCK (Cost
  $25,836,403).....................                   30,105,000
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 4.3%
    Temporary Investment Cash
      Fund.........................  25,152,892   $   25,152,892
    Temporary Investment Fund......  25,152,892       25,152,892
                                                  --------------
    (Cost $50,305,784).............                   50,305,784
                                                  --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $975,338,978)..............                1,175,016,609
OTHER ASSETS LESS
LIABILITIES -- 0.6%................                    6,892,533
                                                  --------------
NET ASSETS -- 100.0%...............               $1,181,909,142
                                                  ==============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 85.2%
BEVERAGES -- 1.8%
    Coca-Cola Co. .................     615,650   $   41,171,594
    Coca-Cola Enterprises, Inc. ...     492,835       17,618,851
                                                  --------------
                                                      58,790,445
                                                  --------------
COMPUTER HARDWARE -- 8.0%
    Dell Computer Corp.*...........   3,542,160      259,241,835
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 28.1%
    America Online, Inc.*..........   2,887,120      417,910,620
    Cisco Systems, Inc.*...........   1,802,270      167,273,184
    EarthLink Network, Inc.*.......     350,000       19,950,000
    Edwards, (J.D.) & Co.*.........     661,365       18,766,232
    Intuit, Inc.*..................     422,006       30,595,435
    Microsoft Corp.*...............   1,577,900      218,835,006
    VERITAS Software Corp.*........     710,820       42,604,774
                                                  --------------
                                                     915,935,251
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.6%
    General Electric Co. ..........   1,251,950      127,777,147
    Texas Instruments, Inc. .......   1,021,650       87,414,928
                                                  --------------
                                                     215,192,075
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.7%
    Time Warner, Inc. .............   2,477,080      153,733,777
                                                  --------------
FINANCIAL-BANK & TRUST -- 0.4%
    U.S. Bancorp...................     318,455       11,305,153
                                                  --------------
FINANCIAL SERVICES -- 4.1%
    Fannie Mae.....................     971,065       71,858,810
    Schwab, (Charles) Corp. .......   1,103,265       61,989,702
                                                  --------------
                                                     133,848,512
                                                  --------------
FOOD -- 2.3%
    Safeway, Inc.*.................   1,226,190       74,720,953
                                                  --------------
OFFICE EQUIPMENT -- 1.3%
    Staples, Inc.*.................     962,670       42,056,646
                                                  --------------
PHARMACEUTICALS -- 11.6%
    Lilly, (Eli) & Co. ............   1,132,170      100,621,609
    Monsanto Co. ..................     486,455       23,106,612
    Pfizer, Inc. ..................   1,025,475      128,633,020
    Warner-Lambert Co. ............   1,658,775      124,719,145
                                                  --------------
                                                     377,070,386
                                                  --------------
RETAIL & MERCHANDISING -- 4.4%
    Costco Companies, Inc.*........     874,555       63,131,939
    Home Depot, Inc. ..............     499,545       30,565,910
    Meyer, (Fred), Inc.*...........     835,500       50,338,875
                                                  --------------
                                                     144,036,724
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 11.9%
    Global TeleSystems Group,
      Inc.*........................     442,635   $   24,676,901
    Lucent Technologies, Inc. .....     576,635       63,429,850
    MCI WorldCom, Inc.*............   1,339,410       96,102,668
    Nokia Corp. Cl-A [ADR].........   1,260,180      151,772,929
    Qwest Communications
      International, Inc.*.........   1,003,100       50,155,000
                                                  --------------
                                                     386,137,348
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,349,292,501)............                2,772,079,105
                                                  --------------
FOREIGN STOCK -- 2.1%
AUTOMOBILE MANUFACTURERS -- 1.0%
    Porsche AG Pfd. -- (DEM).......      13,419       30,858,092
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.1%
    SAP AG Pfd. -- (DEM)...........      76,327       36,639,270
                                                  --------------
TOTAL FOREIGN STOCK
  (Cost $53,174,500)...............                   67,497,362
                                                  --------------
                                        PAR
                                       (000)
                                     ----------
CORPORATE OBLIGATIONS -- 2.2%
ENTERTAINMENT & LEISURE -- 1.4%
    Venetian Casino Resort LLC Co.
      Guarantee Notes
      12.25%, 11/15/04.............  $   49,725       46,741,500
                                                  --------------
TELECOMMUNICATIONS -- 0.8%
    Lenfest Communications, Inc.
      Sr. Notes
      7.625%, 02/15/08.............      11,295       11,760,919
    Lenfest Communications, Inc.
      Sr. Sub. Notes
      8.25%, 02/15/08..............      12,480       12,948,000
                                                  --------------
                                                      24,708,919
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $73,520,003)...............                   71,450,419
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.2%
    Federal Home Loan Bank Discount
      Notes 4.98%, 01/19/99........      57,710       57,563,907
                                                  --------------
    Federal Mortgage Corp. Discount
      Notes
      4.72%, 03/04/99..............      50,000       49,587,000
      4.74%, 01/22/99..............      50,000       49,859,520
      4.98%, 01/04/99..............      50,000       49,978,904
      5.10%, 01/20/99..............      60,000       59,838,500
                                                  --------------
                                                     209,263,924
                                                  --------------
    (Cost $266,839,358)............                  266,827,831
                                                  --------------
COMMERCIAL PAPER -- 2.2%
    CIT Group Holdings
      5.30%, 01/04/99
    (Cost $72,867,803).............      72,900       72,867,803
                                                  --------------

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES
                                     ----------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      65,641   $       65,641
    Temporary Investment Fund......      65,641           65,641
                                                  --------------
    (Cost $131,282)................                      131,282
                                                  --------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $1,815,825,447)............                3,250,853,802
OTHER ASSETS LESS
  LIABILITIES -- 0.1%..............                    4,804,151
                                                  --------------
NET ASSETS -- 100.0%...............               $3,255,657,953
                                                  ==============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN
SETTLEMENT               CONTRACTS TO    EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE          RECEIVE          FOR        AT VALUE     APPRECIATION
--------------------------------------------------------------------------------
01/99        Buy    DEM   16,000,000    $ 9,582,787   $ 9,616,020     $ 33,233
                                        ===========   ===========     ========
                                            IN
SETTLEMENT               CONTRACTS TO    EXCHANGE      CONTRACTS     UNREALIZED
  MONTH      TYPE          DELIVER          FOR        AT VALUE     APPRECIATION
--------------------------------------------------------------------------------
01/99        Sell   DEM  116,000,000    $70,272,701   $69,714,084     $558,617
                                        ===========   ===========     ========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

*  Non-income producing security.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
CORPORATE OBLIGATIONS -- 41.2%
BEVERAGES -- 3.6%
    PepsiCo, Inc. Medium Term Notes
      [FRN]++++
      5.209%, 08/19/99................  $ 35,000  $ 34,975,113
                                                  ------------
FINANCIAL-BANK & TRUST -- 33.6%
    Abbey National Treasury Services
      PLC Co. Guarantee Notes
      [FRN]++++
      5.456%, 06/01/99................    35,000    34,984,299
    American Express Centurion Notes
      [FRN]++++
      5.532%, 05/07/99................    10,000    10,000,000
      5.484%, 08/13/99................    30,000    30,000,000
    CoreStates Bank N.A. Notes
      [FRN]++++
      5.482%, 05/14/99................    30,000    30,000,000
    First Union National Bank Sr.
      Notes [FRN]++++
      5.208%, 01/25/99................    25,000    25,000,000
    General Motors Acceptance Corp.
      Notes [FRN]++++
      5.203%, 01/06/99................    31,000    30,990,259
    Key Bank N.A. Notes
      5.574%, 10/15/99................    25,000    25,000,000
      4.835%, 09/03/99 [FRN]++++......    40,000    39,993,430
    LINCS Notes [VR]++++
      5.544%, 01/29/99................    25,000    25,000,000
    NationsBank Corp. Sr. Medium Term
      Notes Cl-F [FRN]++++
      5.459%, 11/19/99................     4,000     4,002,081
    Southtrust Bank N.A. Notes
      [VR]++++
      4.80%, 06/01/99.................    30,000    29,990,307
    US Bank N.A. Minnesota Notes
      [VR]++++
      5.487%, 09/15/99................    40,000    40,000,000
                                                  ------------
                                                   324,960,376
                                                  ------------
FINANCIAL SERVICES -- 4.0%
    CIT Group, Inc. Sr. Medium Term
      Notes [FRN]++++
      5.20%, 10/20/99.................    38,400    38,402,980
                                                  ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $398,338,469).......................             398,338,469
                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.5%
    Federal Home Loan Bank
      5.06%, 01/06/99.................     8,000     7,994,378
    Federal Home Loan Mortgage Corp.
      4.50%, 01/04/99.................    81,190    81,159,554
    Federal National Mortgage Assoc.
      4.99%, 02/16/99.................   139,000   138,113,721
                                                  ------------
    (Cost $227,267,653)...............             227,267,653
                                                  ------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
CERTIFICATES OF DEPOSIT -- 23.2%
    Abbey National Treasury Services
      PLC
      5.72%, 06/11/99.................  $  5,000  $  4,998,733
    Bank of America
      5.63%, 02/26/99.................     5,000     4,999,706
    Bank of Nova Scotia
      5.675%, 03/04/99................    10,000     9,999,430
      5.452%, 06/07/99 [VR]++++.......    30,000    29,989,861
    Bankers Trust Co. [FRN]++++
      5.07%, 05/14/99.................    15,000    14,996,340
    Bayerische Vereinsbank NY
      5.75%, 05/07/99.................    15,000    14,996,591
    Commerzbank NY
      5.67%, 03/05/99.................    10,000     9,999,173
    Deutsche Bank NY
      5.73%, 04/15/99.................    15,000    14,997,953
    Dresdner Bank
      4.95%, 11/09/99.................    30,000    29,990,101
    Rabobank Nederland
      5.62%, 02/03/99.................    35,000    34,999,789
      5.78%, 05/05/99.................    10,000     9,998,627
    Societe Generale NY [VR]++++
      5.539%, 05/26/99................    20,000    19,994,520
    Toronto Dominion Bank
      5.65%, 07/26/99.................    25,000    24,991,889
                                                  ------------
    (Cost $224,952,713)...............             224,952,713
                                                  ------------
COMMERCIAL PAPER -- 8.4%
FINANCIAL-BANK & TRUST -- 3.2%
    NationsBank Corp.
      5.50%, 02/02/99.................    31,600    31,445,511
                                                  ------------
FINANCIAL SERVICES -- 5.1%
    Province of Quebec
      5.50%, 01/11/99.................    20,000    19,969,444
    San Paolo US Financial Co.
      5.49%, 02/08/99.................    30,000    29,826,150
                                                  ------------
                                                    49,795,594
                                                  ------------
TOTAL COMMERCIAL PAPER
  (Cost $81,241,105)..................              81,241,105
                                                  ------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 3.4%
    Greentree Steers Corp. [VR]++++
      5.574%, 11/15/99................  $ 16,701  $ 16,698,107
    The Money Store, Inc. [VR]++++
      5.574%, 11/15/99................    16,250    16,249,064
                                                  ------------
    (Cost $32,947,171)................              32,947,171
                                                  ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $964,747,111).................             964,747,111
OTHER ASSETS LESS
  LIABILITIES -- 0.3%.................               2,986,128
                                                  ------------
NET ASSETS -- 100.0%..................            $967,733,239
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

++++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.

NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 95.8%
AEROSPACE -- 1.8%
    Northrop Grumman Corp. ...........     15,000   $  1,096,875
    Raytheon Co. Cl-A.................     74,000      3,824,875
                                                    ------------
                                                       4,921,750
                                                    ------------
AIRLINES -- 1.2%
    Continental Airlines, Inc.
      Cl-B*...........................     99,800      3,343,300
                                                    ------------
AUTOMOTIVE PARTS -- 3.6%
    Autozone, Inc.*...................     69,000      2,272,687
    Goodyear Tire & Rubber Co. .......     48,000      2,421,000
    Lear Corp.*.......................     63,500      2,444,750
    LucasVarity PLC [ADR].............     76,900      2,576,150
                                                    ------------
                                                       9,714,587
                                                    ------------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies, Inc.....     64,000      4,200,000
                                                    ------------
BROADCASTING -- 1.1%
    Scripps, (E.W.) Co. Cl-A..........     59,300      2,950,175
                                                    ------------
CHEMICALS -- 2.1%
    Morton International, Inc.........     69,400      1,700,300
    Praxair, Inc......................    112,100      3,951,525
                                                    ------------
                                                       5,651,825
                                                    ------------
COMPUTER HARDWARE -- 2.4%
    Hewlett-Packard Co................     50,400      3,442,950
    Quantum Corp.*....................    149,000      3,166,250
                                                    ------------
                                                       6,609,200
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 2.5%
    Computer Associates International,
      Inc. ...........................     95,000      4,049,375
    Parametric Technology Corp.*......    170,000      2,783,750
                                                    ------------
                                                       6,833,125
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Raychem Corp. ....................     60,000      1,938,750
                                                    ------------
CONTAINERS & PACKAGING -- 1.2%
    Owens-Illinois, Inc.*.............    103,000      3,154,375
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.3%
    Tandy Corp. ......................     92,000      3,789,250
    Teradyne, Inc.*...................     49,000      2,076,375
    Texas Instruments, Inc. ..........     36,000      3,080,250
                                                    ------------
                                                       8,945,875
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Mirage Resorts, Inc.*.............    165,000      2,464,687
                                                    ------------
FINANCIAL-BANK & TRUST -- 8.5%
    Bank One Corp. ...................    120,000      6,127,500
    BankBoston Corp. .................    147,000      5,723,812
    Chase Manhattan Corp. ............     63,000      4,287,937
    Countrywide Credit Industries,
      Inc. ...........................    139,000      6,976,062
                                                    ------------
                                                      23,115,311
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL SERVICES -- 4.2%
    Associates First Capital Corp.
      Cl-A............................     85,400   $  3,618,825
    SLM Holding Corp. ................    154,200      7,401,600
    The Dun & Bradstreet Corp. .......     11,600        366,125
                                                    ------------
                                                      11,386,550
                                                    ------------
FOOD -- 3.5%
    ConAgra, Inc. ....................    143,000      4,504,500
    Nabisco Holdings Corp. Cl-A.......    118,000      4,897,000
                                                    ------------
                                                       9,401,500
                                                    ------------
HEALTHCARE SERVICES -- 2.2%
    Tenet Healthcare Corp.*...........    156,400      4,105,500
    Wellpoint Health Networks,
      Inc.*...........................     23,000      2,001,000
                                                    ------------
                                                       6,106,500
                                                    ------------
HOTELS & MOTELS -- 1.3%
    Crestline Capital Corp. [REIT]*...     23,050        337,106
    Host Marriott Corp. [REIT]........    230,500      3,183,781
                                                    ------------
                                                       3,520,887
                                                    ------------
INSURANCE -- 9.4%
    Ace, Ltd. ........................    120,000      4,132,500
    Aetna, Inc. ......................     51,000      4,009,875
    AON Corp. ........................     97,000      5,371,375
    CIGNA Corp. ......................     77,000      5,953,062
    EXEL Ltd. ........................     55,500      4,162,500
    Orion Capital Corp. ..............     50,900      2,026,456
                                                    ------------
                                                      25,655,768
                                                    ------------
MACHINERY & EQUIPMENT -- 1.1%
    McDermott International, Inc. ....    120,900      2,984,719
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.5%
    Baxter International, Inc. .......     77,000      4,952,063
    Boston Scientific Corp.*..........    141,300      3,788,606
    Centocor, Inc.*...................     15,300        690,413
                                                    ------------
                                                       9,431,082
                                                    ------------
METALS & MINING -- 1.2%
    AK Steel Holding Corp. ...........    143,000      3,360,500
                                                    ------------
OFFICE EQUIPMENT -- 1.9%
    Xerox Corp. ......................     42,700      5,038,600
                                                    ------------
OIL & GAS -- 4.5%
    Chevron Corp. ....................     30,000      2,488,125
    Coastal Corp. ....................     59,000      2,061,313
    Texaco, Inc. .....................     77,600      4,103,100
    Tosco Corp. ......................    138,000      3,570,750
                                                    ------------
                                                      12,223,288
                                                    ------------
PAPER & FOREST PRODUCTS -- 1.1%
    Kimberly-Clark Corp. .............     53,000      2,888,500
                                                    ------------
PHARMACEUTICALS -- 4.5%
    ALZA Corp.*.......................     94,000      4,911,500
    American Home Products Corp. .....     97,000      5,462,313
    Biogen, Inc.*.....................     21,500      1,784,500
                                                    ------------
                                                      12,158,313
                                                    ------------
PRINTING & PUBLISHING -- 1.0%
    New York Times Co. Cl-A...........     81,000      2,809,688
                                                    ------------

NEUBERGER&BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
REAL ESTATE -- 0.7%
    Indymac Mtge. Holdings, Inc.
      [REIT]..........................    190,600   $  2,013,213
                                                    ------------
RESTAURANTS -- 1.8%
    McDonald's Corp. .................     28,000      2,145,500
    Tricon Global Restaurants,
      Inc.*...........................     53,000      2,656,625
                                                    ------------
                                                       4,802,125
                                                    ------------
RETAIL & MERCHANDISING -- 3.9%
    Consolidated Stores Corp.*........    133,800      2,701,088
    Harcourt General, Inc. ...........     79,900      4,249,681
    Meyer, (Fred), Inc.*..............     61,000      3,675,250
                                                    ------------
                                                      10,626,019
                                                    ------------
TELECOMMUNICATIONS -- 11.1%
    Bell Atlantic Corp. ..............     64,000      3,636,000
    General Motors Corp. Cl-H.........    101,300      4,020,344
    Loral Space & Communications
      Corp.*..........................    141,300      2,516,906
    MCI WorldCom, Inc.*...............     77,000      5,524,750
    MediaOne Group, Inc.*.............    129,300      6,077,100
    Northern Telecom Ltd. ............     56,000      2,807,000
    Williams Companies, Inc. .........    184,000      5,738,500
                                                    ------------
                                                      30,320,600
                                                    ------------
UTILITIES -- 8.1%
    GPU, Inc. ........................     44,000      1,944,250
    Illinova Corp. ...................    108,000      2,700,000
    K N Energy, Inc. .................     45,000      1,636,875
    Niagara Mohawk Power Corp.*.......    250,000      4,031,250
    PG&E Corp. .......................    102,100      3,216,150
    Texas Utilities Co. ..............    123,000      5,742,563
    Unicom Corp. .....................     68,500      2,641,531
                                                    ------------
                                                      21,912,619
                                                    ------------
TOTAL COMMON STOCK
  (Cost $245,721,173).................               260,483,431
                                                    ------------


                                           PAR
                                          (000)
                                        ---------
COMMERCIAL PAPER -- 2.9%
    American Express Credit Corp.
      6.00%, 01/04/99.................  $   4,000      3,998,000
    General Electric Capital Corp.
      5.95%, 01/04/99.................      4,000      3,998,017
                                                    ------------
    (Cost $7,996,017).................                 7,996,017
                                                    ------------

                                         SHARES
                                        ---------
SHORT-TERM INVESTMENTS -- 0.8%
    Temporary Investment Cash Fund....  1,015,047      1,015,047
    Temporary Investment Fund.........  1,015,047      1,015,047
                                                    ------------
    (Cost $2,030,094).................                 2,030,094
                                                    ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $255,747,284).................               270,509,542
OTHER ASSETS LESS
  LIABILITIES -- 0.5%.................                 1,458,152
                                                    ------------
NET ASSETS -- 100.0%..................              $271,967,694
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
U.S. STOCK -- 54.0%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ...............    8,400   $    487,200
                                                   ------------
AEROSPACE -- 0.4%
    Raytheon Co. Cl-A..................   20,850      1,077,684
    Raytheon Co. Cl-B..................    6,800        362,100
                                                   ------------
                                                      1,439,784
                                                   ------------
AIRLINES -- 0.4%
    Southwest Airlines Co. ............   65,047      1,459,492
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ....................   36,895      2,165,275
    General Motors Corp. ..............   28,640      2,049,550
                                                   ------------
                                                      4,214,825
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    Dana Corp. ........................   10,485        428,574
    Goodyear Tire & Rubber Co. ........   19,298        973,343
                                                   ------------
                                                      1,401,917
                                                   ------------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies, Inc. ....   29,435      1,931,672
    Coca-Cola Femsa SA [ADR]...........    1,200         15,900
                                                   ------------
                                                      1,947,572
                                                   ------------
BROADCASTING -- 0.2%
    Chancellor Media Corp.*............   10,550        505,081
    Clear Channel Communications,
      Inc.*............................    6,600        359,700
    Diva Systems Corp. Warrants*.......      210              0
    Grupo Televisa SA [GDR]*...........      538         13,282
    News Corp. Ltd. [ADR]..............    4,201        111,064
                                                   ------------
                                                        989,127
                                                   ------------
CHEMICALS -- 1.0%
    Du Pont, (E.I.) de Nemours &
      Co. .............................   41,060      2,178,746
    Eastman Chemical Co. ..............   21,377        956,621
    Waters Corp.*......................    4,200        366,450
    Witco Corp. .......................   36,163        576,348
                                                   ------------
                                                      4,078,165
                                                   ------------
CLOTHING & APPAREL -- 0.4%
    Abercrombie & Fitch Co. Cl-A*......    2,900        205,175
    Cintas Corp. ......................   10,880        766,360
    Tommy Hilfiger, Corp.*.............    3,700        222,000
    WestPoint Stevens, Inc.*...........   18,300        577,593
                                                   ------------
                                                      1,771,128
                                                   ------------
COMPUTER HARDWARE -- 1.6%
    Compaq Computer Corp...............   58,630      2,458,796
    Gateway 2000, Inc.*................    7,300        373,669
    International Business Machines
      Corp. ...........................   19,069      3,522,998
    Seagate Technology, Inc.*..........    7,300        220,825
                                                   ------------
                                                      6,576,288
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
    3Com Corp.*........................    8,900        398,831
    America Online, Inc.*..............    1,400        202,650
    Aspect Development, Inc.*..........    6,400        283,600
    BMC Software, Inc.*................    6,200        276,287
    Cadence Design Systems, Inc.*......    6,300        187,425

                                         SHARES       VALUE
                                         ------       -----
    Citrix Systems, Inc.*..............    5,000   $    485,312
    Computer Sciences Corp.*...........   11,100        715,256
    Compuware Corp.*...................    2,800        218,750
    Comverse Technology, Inc.*.........    6,600        468,600
    Concentric Networks Corp. Warrants
      144A*............................       10          1,489
    Fiserv, Inc.*......................   12,400        637,825
    Intuit, Inc.*......................    8,400        609,000
    Knology Holdings, Inc. Warrants
      144A*............................       45             67
    Legato Systems, Inc.*..............    5,800        382,437
    NCR Corp.*.........................    1,400         58,450
    Network Appliance, Inc.*...........    2,400        108,000
    Parametric Technology Corp.*.......   11,900        194,862
    Paychex, Inc. .....................    8,300        426,931
    Sterling Commerce, Inc.*...........   11,700        526,500
    Sun Microsystems, Inc.*............    6,180        529,162
    Sungard Data Systems, Inc.*........   12,600        500,062
    VERITAS Software Corp.*............    8,850        530,447
                                                   ------------
                                                      7,741,943
                                                   ------------
CONGLOMERATES -- 1.2%
    Minnesota Mining & Manufacturing
      Co. .............................   23,133      1,645,335
    Philip Morris Companies, Inc. .....   64,337      3,442,029
                                                   ------------
                                                      5,087,364
                                                   ------------
CONSTRUCTION -- 0.0%
    Pohang Iron & Steel Co. Ltd.
      [ADR]............................    3,235         54,591
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.2%
    Apollo Group, Inc. Cl-A*...........    8,590        290,986
    Clorox Co. ........................   14,455      1,688,525
    Colgate-Palmolive Co. .............   12,505      1,161,402
    Eastman Kodak Co. .................   21,435      1,543,320
    Estee Lauder Companies, Inc.
      Cl-A.............................    6,700        572,850
    Hasbro, Inc. ......................   45,600      1,647,300
    Hedstrom Holdings, Inc. 144A*......      303            303
    Mohawk Industries, Inc.*...........   10,990        462,267
    Whitman Corp. .....................   65,991      1,674,522
                                                   ------------
                                                      9,041,475
                                                   ------------
CONTAINERS & PACKAGING -- 0.5%
    Owens-Illinois, Inc.*..............   58,260      1,784,212
    Sealed Air Corp.*..................    2,400        122,550
                                                   ------------
                                                      1,906,762
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.9%
    American Power Conversion Corp.*...   13,800        668,438
    Analog Devices, Inc.*..............    6,900        216,487
    ASM Lithography Holding NV.........    1,000         30,500
    Cellnet Data Systems Warrants*.....       95          1,900
    Emerson Electric Co. ..............   23,970      1,499,623
    General Electric Co. ..............   28,895      2,949,096
    Jabil Circuit, Inc. ...............    6,800        507,450
    KLA-Tencor Corp.*..................    6,600        286,275
    Molex, Inc. .......................    4,100        156,312
    Rockwell International Corp. ......   11,890        577,408
    Samsung Electronics Co. [GDR]
      144A.............................    3,167        122,721
    SCI Systems, Inc.*.................    5,800        334,950
    Solectron Corp.*...................    4,900        455,394

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    STMicroelectronics NV NY Reg*......    2,972   $    232,002
    Teradyne, Inc.*....................    8,900        377,137
    Texas Instruments, Inc. ...........   35,530      3,040,036
    The Perkin-Elmer Corp. ............    3,800        370,737
                                                   ------------
                                                     11,826,466
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.1%
    Club Regina Resorts, Inc. Warrants
      144A*............................       20             20
    Royal Caribbean Cruises Ltd. ......    9,600        355,200
                                                   ------------
                                                        355,220
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Allied Waste Industries, Inc.*.....    3,420         80,797
    Waste Management, Inc. ............   25,380      1,183,342
                                                   ------------
                                                      1,264,139
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.9%
    Bank One Corp. ....................   49,377      2,521,313
    BankAmerica Corp. .................   61,668      3,707,788
    BankBoston Corp. ..................   45,265      1,762,506
    Chase Manhattan Corp. .............   29,890      2,034,388
    First Union Corp. .................   19,905      1,210,473
    Firstar Corp. .....................    6,392        596,054
    Fleet Financial Group, Inc. .......   31,860      1,423,744
    GreenPoint Financial Corp. ........   12,300        432,037
    M&T Bank Corp. ....................      587        304,616
    Mercantile Bancorporation, Inc. ...   23,595      1,088,319
    Morgan, (J.P.) & Co., Inc. ........   19,859      2,086,436
    National City Corp. ...............   20,885      1,514,162
    Northern Trust Corp. ..............    5,700        497,681
    PNC Bank Corp. NA..................   28,206      1,526,650
    State Street Boston Corp. .........    4,100        285,206
    Summit Bancorp.....................   13,225        577,767
    Wells Fargo & Co. .................   54,100      2,160,619
    Zions Bancorp......................    9,200        573,850
                                                   ------------
                                                     24,303,609
                                                   ------------
FINANCIAL SERVICES -- 3.2%
    American Express Co. ..............   11,075      1,132,419
    Capital One Financial Corp. .......    2,500        287,500
    Citigroup, Inc. ...................   75,350      3,729,825
    DTI Holdings, Inc. Warrants
      144A*............................      600             30
    Esat Holdings Ltd. Warrants*.......       35          2,327
    Fannie Mae.........................   29,545      2,186,330
    FINOVA Group, Inc. ................    8,200        442,287
    Lehman Brothers Holdings, Inc. ....   42,145      1,857,014
    Merrill Lynch & Co., Inc. .........   22,715      1,516,226
    Providian Financial Corp. .........    6,600        495,000
    Washington Mutual, Inc. ...........   36,202      1,382,464
                                                   ------------
                                                     13,031,422
                                                   ------------
FOOD -- 1.4%
    General Mills, Inc. ...............   17,276      1,343,209
    Heinz, (H.J.) Co. .................   24,340      1,378,252
    Nabisco Holdings Corp. Cl-A........   11,500        477,250
    Quaker Oats Co. ...................   21,935      1,305,132
    Sara Lee Corp. ....................   43,120      1,215,445
                                                   ------------
                                                      5,719,288
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FURNITURE -- 0.1%
    Furniture Brands International,
      Inc.*............................   15,500   $    422,375
                                                   ------------
HEALTHCARE SERVICES -- 0.3%
    Health Management Associates, Inc.
      Cl-A*............................   11,025        238,416
    IDEXX Laboratories, Inc.*..........    8,000        215,250
    Omnicare, Inc......................    3,700        128,575
    Quintiles Transnational Corp.*.....    8,500        453,687
                                                   ------------
                                                      1,035,928
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Epic Resorts Warrants 144A*........       10              0
    Starwood Hotels & Resorts [REIT]...   11,801        267,735
                                                   ------------
                                                        267,735
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Orbital Imaging Corp. Warrants
      144A*............................       20            800
                                                   ------------
INSURANCE -- 2.4%
    Aetna, Inc. .......................   13,350      1,049,644
    Allstate Corp. ....................   37,020      1,429,897
    American General Corp. ............   31,791      2,479,698
    AON Corp. .........................   22,156      1,226,888
    CIGNA Corp. .......................   30,146      2,330,663
    Hartford Life, Inc. Cl-A...........    7,700        448,525
    The Equitable Companies, Inc. .....   14,700        850,762
                                                   ------------
                                                      9,816,077
                                                   ------------
MACHINERY & EQUIPMENT -- 0.4%
    Danaher Corp. .....................    8,400        456,225
    Deere & Co. .......................   39,060      1,293,862
                                                   ------------
                                                      1,750,087
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Baxter International, Inc. ........   36,526      2,349,078
    Bergen Brunswig Corp. Cl-A.........   11,800        411,525
    Biomet, Inc. ......................   10,100        406,525
    Johnson & Johnson Co. .............   20,575      1,725,728
    MEDIQ, Inc. Warrants 144A*.........       10              0
    Schein, (Henry), Inc.*.............    8,900        398,275
    Sofamor Danek Group, Inc.*.........    3,000        365,250
                                                   ------------
                                                      5,656,381
                                                   ------------
OFFICE EQUIPMENT -- 1.4%
    Herman Miller, Inc. ...............   10,900        292,937
    Office Depot, Inc.*................   16,300        602,081
    Pitney Bowes, Inc. ................    8,920        589,277
    Staples, Inc.*.....................    7,600        332,025
    Xerox Corp. .......................   32,371      3,819,778
                                                   ------------
                                                      5,636,098
                                                   ------------
OIL & GAS -- 4.4%
    Atlantic Richfield Co. ............   35,195      2,296,474
    British Petroleum Co. PLC [ADR]....   18,447      1,653,312
    Burlington Resources, Inc. ........    6,500        232,781
    Chevron Corp. .....................   27,260      2,260,876
    Coastal Corp. .....................    6,000        209,625
    Conoco, Inc. Cl-A*.................   39,200        818,300
    Exxon Corp. .......................   38,631      2,824,892
    Halliburton Co. ...................   34,080      1,009,620

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Kerr-McGee Corp. ..................   32,630   $  1,248,097
    Mobil Corp. .......................   21,766      1,896,363
    Sonat, Inc. .......................   45,335      1,226,878
    TCR Holding Corp. Cl-B.............    2,898            174
    Texaco, Inc. ......................   24,230      1,281,161
    Tosco Corp. .......................   37,515        970,701
                                                   ------------
                                                     17,929,254
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.5%
    Boise Cascade Corp. ...............   45,755      1,418,405
    Kimberly-Clark Corp. ..............   13,400        730,300
                                                   ------------
                                                      2,148,705
                                                   ------------
PHARMACEUTICALS -- 4.0%
    Agouron Pharmaceuticals, Inc.*.....    3,200        188,000
    American Home Products Corp. ......   52,956      2,982,085
    Amerisource Health Corp. Cl-A*.....    5,200        338,000
    Bristol-Meyers Squibb Co. .........   22,882      3,061,898
    Elan Corp. PLC [ADR]*..............    7,300        507,806
    McKesson Corp. ....................    7,400        585,062
    Merck & Co., Inc. .................   25,335      3,741,663
    Pharmacia & Upjohn, Inc. ..........   74,667      4,228,019
    Watson Pharmaceuticals, Inc.*......   11,800        741,925
                                                   ------------
                                                     16,374,458
                                                   ------------
PRINTING & PUBLISHING -- 0.9%
    Lexmark International Group, Inc.
      Cl-A*............................    6,000        603,000
    McGraw-Hill Co., Inc...............   15,980      1,627,962
    Times Mirror Co. Cl-A..............   27,445      1,536,920
                                                   ------------
                                                      3,767,882
                                                   ------------
RAILROADS -- 0.3%
    Burlington Northern Santa Fe
      Corp. ...........................   38,911      1,313,246
                                                   ------------
REAL ESTATE -- 0.0%
    Equity Office Property Warrants*...      530          1,060
                                                   ------------
RESTAURANTS -- 0.5%
    AmeriKing, Inc.*...................       25          1,000
    CKE Restaurants, Inc. .............    5,291        155,754
    McDonald's Corp. ..................   18,155      1,391,127
    Tricon Global Restaurants, Inc.*...    7,400        370,925
                                                   ------------
                                                      1,918,806
                                                   ------------
RETAIL & MERCHANDISING -- 2.2%
    Bed, Bath & Beyond Inc.*...........   13,300        453,862
    Costco Companies, Inc.*............    6,900        498,094
    Family Dollar Stores, Inc. ........   34,200        752,400
    Federated Department Stores,
      Inc.*............................   22,000        958,375
    Gucci Group NV NY Reg..............    1,249         60,733
    Kmart Corp.*.......................   88,210      1,350,716
    Linens 'n Things, Inc.*............   11,400        451,725
    Meyer, (Fred), Inc.*...............    6,300        379,575
    Penney, (J.C.) Co., Inc. ..........   23,395      1,096,641
    Sears, Roebuck & Co. ..............   33,195      1,410,787
    TJX Companies, Inc. ...............   21,100        611,900
    Toys 'R' Us, Inc.*.................   49,230        830,756
                                                   ------------
                                                      8,855,564
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
SEMICONDUCTORS -- 1.3%
    Intel Corp. .......................   21,050   $  2,495,741
    Micron Technology, Inc.*...........    8,700        439,894
    Motorola, Inc. ....................   34,235      2,090,475
    Novellus Systems, Inc.*............    4,400        217,800
    Xilinx, Inc.*......................    3,200        208,400
                                                   ------------
                                                      5,452,310
                                                   ------------
TELECOMMUNICATIONS -- 5.7%
    Allegiance Telecom, Inc. Warrants
      144A*............................       40            640
    Alltel Corp. ......................   23,375      1,398,117
    Ameritech Corp. ...................   16,485      1,044,737
    Ascend Communications, Inc.*.......   13,100        861,325
    AT&T Corp. ........................   47,115      3,545,404
    Bestel Warrants*...................       20             40
    Cablevision Systems Corp. Cl-A*....    7,400        371,387
    Cellular Communications
      International, Inc.*.............    4,350        295,800
    Cincinnati Bell, Inc. .............   13,900        525,594
    Comcast Corp. Cl-A.................    5,500        322,781
    Cox Communications, Inc. Cl-A*.....    5,600        387,100
    General Instrument Corp.*..........   18,200        617,662
    Globalstar Telecommunications
      Warrants 144A*...................       45          2,700
    GTE Corp. .........................   38,240      2,578,810
    KMC Telecom Holdings, Inc. Warrants
      144A*............................       35             87
    Long Distance International
      Warrants 144A*...................       20             50
    McCaw International Ltd.
      Warrants*........................       10             40
    MediaOne Group, Inc.*..............   37,155      1,746,285
    Nextel Communications, Inc.
      Cl-A*............................      503         11,883
    Onepoint Communications Warrants
      144A*............................       10             10
    Pathnet, Inc. Warrants 144A*.......       30            300
    Powertel, Inc. Warrants*...........      640          2,560
    Qwest Communications International,
      Inc.*............................   15,900        795,000
    Rhythms Netconnections Warrants
      144A*............................      160          1,200
    SBC Communications, Inc. ..........   53,418      2,864,540
    Sprint Corp. (FON Group)...........   21,251      1,787,740
    Startec Global Communications Corp.
      Warrants 144A*...................       20             20
    TCA Cable TV, Inc. ................   13,400        478,212
    Tele-Communications Liberty Media,
      Inc. Cl-A........................    9,500        437,594
    Tele-Communications TCI Ventures
      Group Cl-A.......................   18,200        428,837
    Telefonos de Mexico SA Cl-L
      [ADR]............................    1,313         63,927
    Telesp Celular Participacoes SA
      [ADR]*...........................      657         11,497
    Telesp Participacoes SA [ADR]*.....    1,644         36,373

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    U.S. West, Inc. ...................   42,446   $  2,743,073
    UIH Australia Warrants*............       50             50
    Versatel Telecom BV Warrants
      144A*............................       20            200
                                                   ------------
                                                     23,361,575
                                                   ------------
UTILITIES -- 2.6%
    Companhia Energetica de Minas
      Gerais [ADR].....................    2,300         43,784
    Consolidated Edison, Inc. .........   32,200      1,702,575
    Dominion Resources, Inc. ..........   30,220      1,412,785
    Duke Energy Corp. .................   23,705      1,518,602
    Edison International Co. ..........   45,280      1,262,180
    Energy East Corp. .................    2,800        158,200
    Enron Corp. .......................    8,510        485,602
    Entergy Corp. .....................   51,455      1,601,537
    Florida Progress Corp. ............    5,100        228,544
    IPALCO Enterprises, Inc. ..........    3,800        210,662
    Potomac Electric Power Co. ........    5,100        134,194
    SCANA Corp. .......................    6,500        209,625
    Texas Utilities Co. ...............   31,190      1,456,183
                                                   ------------
                                                     10,424,473
                                                   ------------
TOTAL U.S. STOCK
  (Cost $191,955,829)..................             220,830,591
                                                   ------------
PREFERRED STOCK -- 0.1%
BROADCASTING -- 0.0%
    Capstar Broadcasting 12.00%
      [PIK]............................      237         27,128
    CBS Radio, Inc. Sub. Debs. 11.375%
      [PIK]............................      200            234
    Chancellor Media Corp. 12.00%
      [PIK]............................      100          9,337
    Citadel Broadcasting Co. 13.25%
      [PIK]............................      227         25,947
    Echostar Communications Corp. Cl-B
      12.125% [PIK]....................      113         13,100
                                                   ------------
                                                         75,746
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Anvil Holding, Inc. 13.00% [PIK]...       13            133
                                                   ------------
RESTAURANTS -- 0.0%
    AmeriKing, Inc. 13.00%.............    1,287         32,497
                                                   ------------
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor Corp. Sr.
      Sub. Notes 11.74% [PIK] 144A.....      297         24,961
                                                   ------------
TELECOMMUNICATIONS -- 0.1%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]....................      383         42,842
    Global Crossing Holdings 10.50%
      [PIK] 144A.......................      470         46,177
    NEXTLINK Communications, Inc.
      14.00% [PIK].....................      485         25,826
    Paxson Communications Corp. 13.25%
      [PIK]............................        3         27,779
    Winstar Communications Cl-C 14.25%
      [PIK]............................      300         24,075
                                                   ------------
                                                        166,699
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
UTILITIES -- 0.0%
    El Paso Electric Co. 11.40%
      [PIK]............................       12   $      1,290
    Public Service Co. of New Hampshire
      Cl-A 10.60%......................    1,058         28,764
                                                   ------------
                                                         30,054
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $293,923)......................                 330,090
                                                   ------------
FOREIGN STOCK -- 4.5%
AIRLINES -- 0.0%
    British Airways PLC -- (GBP).......   20,781        140,118
    Deutsche Lufthansa AG -- (DEM).....    2,157         47,854
    Singapore Airlines Ltd. -- (SGD)...    3,000         22,001
                                                   ------------
                                                        209,973
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Bayerische Motoren Werke
      AG -- (DEM)......................      190        147,960
    Bayerische Motoren Werke AG
      (New) -- (DEM)*..................       61         46,807
    Honda Motor Co. Ltd. -- (JPY)......    5,000        164,455
    Volkswagen AG -- (DEM).............    2,210        178,868
    Volvo AB Cl-B -- (SEK).............    2,938         67,419
                                                   ------------
                                                        605,509
                                                   ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY).........    4,000         90,960
    Michelin C.G.D.E. Cl-B -- (FRF)....    4,965        198,653
                                                   ------------
                                                        289,613
                                                   ------------
BEVERAGES -- 0.1%
    Bass PLC -- (GBP)..................   16,166        235,350
                                                   ------------
BROADCASTING -- 0.0%
    News Corp. Ltd. -- (AUD)...........    3,000         19,836
                                                   ------------
BUILDING MATERIALS -- 0.2%
    Cimpor-Cimentos de Portugal SA --
      (PTE)............................    2,081         66,430
    CRH PLC -- (IEP)...................   21,887        378,549
    Lafarge SA -- (FRF)................    1,936        184,034
                                                   ------------
                                                        629,013
                                                   ------------
CHEMICALS -- 0.2%
    AKZO Nobel NV -- (NLG).............    5,732        261,147
    Bayer AG -- (DEM)..................    4,495        188,785
    Hoechst AG -- (DEM)................    4,016        166,136
    Shin-Etsu Chemical Co.
      Ltd. -- (JPY)....................    2,000         48,228
                                                   ------------
                                                        664,296
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Onward Kashiyama Co.
      Ltd. -- (JPY)....................      800         10,766
                                                   ------------
CONGLOMERATES -- 0.3%
    BTR PLC -- (GBP)...................   45,706         94,297
    Coles Myer Ltd. -- (AUD)...........    7,600         39,856
    Compagnie Financiere Richemont
      AG -- A Units -- (CHF)*..........       77        108,872
    Iberdrola SA -- (ESP)..............    5,665        106,150
    Securicor PLC -- (GBP).............   18,494        155,083

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Smiths Industries PLC -- (GBP).....    9,971   $    142,258
    Tomkins PLC -- (GBP)...............   45,562        214,912
    Vivendi -- (FRF)...................    1,747        453,481
                                                   ------------
                                                      1,314,909
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Bombardier, Inc. Cl-B  -- (CAD)....    8,738        122,598
    Cookson Group PLC -- (GBP).........   14,929         32,291
    Granada Group PLC -- (GBP).........   14,200        251,027
    Kao Corp. -- (JPY).................    6,000        135,642
    Shiseido Co. Ltd. -- (JPY).........    2,000         25,745
                                                   ------------
                                                        567,303
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    Koninklijke (Royal) Philips
      Electronics NV -- (NLG)..........    2,928        196,586
    Rohm Co. Ltd. -- (JPY).............    1,000         91,669
    Sony Corp. -- (JPY)................    1,000         72,963
    TDK Corp. -- (JPY).................    1,000         91,581
                                                   ------------
                                                        452,799
                                                   ------------
ENERGY SERVICES -- 0.0%
    VA Technologie AG -- (ATS).........      759         65,808
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.0%
    EMI Group PLC -- (GBP).............   13,200         88,288
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.7%
    ABN AMRO Holding NV -- (NLG).......    4,180         87,980
    Allied Irish Banks PLC -- (IEP)....   16,881        302,790
    Banca Popolare di Bergamo Credito
      Varesino SPA -- (ITL)............    1,800         43,775
    Banca Popolare di
      Brescia -- (ITL).................    1,700         41,549
    Banca Popolare di
      Milano -- (ITL)..................    5,000         45,485
    Bank of Nova Scotia -- (CAD).......   11,158        244,817
    Banque Nationale de
      Paris -- (FRF)...................    4,076        335,799
    Commonwealth Bank of Australia --
      (AUD)............................    7,566        107,492
    Credit Commercial de
      France -- (FRF)..................      764         70,984
    Developmental Bank of Singapore
      Ltd. -- (SGD)....................    6,000         54,183
    HSBC Holdings PLC -- (HKD).........    2,800         69,756
    ING Groep NV -- (NLG)..............    5,531        337,459
    Julius Baer Holdings AG
      Cl-B -- (CHF)....................       56        186,126
    National Westminster Bank PLC --
      (GBP)............................    8,600        165,839
    Nordbanken Holding Co. AB --
      (SEK)*...........................    9,551         61,273
    Overseas Union Bank
      Ltd. -- (SGD)....................    9,000         39,274
    Royal Bank of Canada -- (CAD)......    1,116         55,439
    Svenska Handlesbanken
      Cl-A -- (SEK)....................    2,842        119,914
    UBS AG -- (CHF)....................    1,229        377,609
                                                   ------------
                                                      2,747,543
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FINANCIAL SERVICES -- 0.2%
    Bank of Ireland PLC -- (IEP).......   12,218   $    272,345
    ForeningsSparbanken AB -- (SEK)....    1,910         49,485
    Nikko Securities Co.
      Ltd. -- (JPY)....................   57,000        159,180
    Promise Co. Ltd. -- (JPY)..........    2,200        114,684
    Societe Generale -- (FRF)..........      795        128,799
    Unidanmark AS Cl-A -- (DKK)........      803         72,549
                                                   ------------
                                                        797,042
                                                   ------------
FOOD -- 0.2%
    Greencore Group PLC -- (IEP).......   18,874         87,238
    Groupe Danone -- (FRF).............      326         93,376
    Koninklijke Ahold NV -- (NLG)......    6,554        242,370
    Laurus NV -- (NLG).................    2,072         52,334
    Nestle SA -- (CHF).................      182        396,205
                                                   ------------
                                                        871,523
                                                   ------------
INSURANCE -- 0.3%
    Allianz AG -- (DEM)................      312        116,144
    Allied Zurich PLC -- (GBP)*........   25,537        380,911
    Assurances Generales de France --
      (FRF)*...........................    1,716        102,542
    AXA SA -- (FRF)....................    1,158        167,916
    Istituto Nazionale delle
      Assicurazioni -- (ITL)*..........   33,000         87,359
    Muenchener Rueckversicherung AG --
      (DEM)............................      213        104,229
    Royal & Sun Alliance Insurance
      Group PLC -- (GBP)...............   16,425        134,113
                                                   ------------
                                                      1,093,214
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Mannesmann AG -- (DEM).............    3,351        387,810
    Sandvik AB Cl-B -- (SEK)...........    2,698         46,600
    Siebe PLC -- (GBP).................   34,160        134,701
                                                   ------------
                                                        569,111
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Sankyo Co. Ltd. -- (JPY)...........    5,000        109,489
                                                   ------------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY)...............    7,900        169,141
    Ricoh Co. Ltd. -- (JPY)............    7,000         64,665
                                                   ------------
                                                        233,806
                                                   ------------
OIL & GAS -- 0.2%
    Burmah Castrol PLC -- (GBP)........   12,617        180,534
    Ente Nazionale Idrocarburi SPA --
      (ITL)............................   29,355        192,271
    Hong Kong & China Gas Co. Ltd. --
      (HKD)............................   30,000         38,144
    Societe Nationale Elf Aquitaine
      SA -- (FRF)......................    2,104        243,319
    Total SA Cl-B -- (FRF).............    1,768        179,142
                                                   ------------
                                                        833,410
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Svenska Cellulosa AB
      Cl-B -- (SEK)....................    6,870        150,020
                                                   ------------
PERSONAL SERVICES -- 0.0%
    Vedior NV -- (NLG).................    2,920         57,570
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
PHARMACEUTICALS -- 0.3%
    Eisai Co. Ltd. -- (JPY)............    2,000   $     39,008
    Glaxo Wellcome PLC -- (GBP)........    3,666        126,138
    Novartis AG -- (CHF)...............      259        509,145
    Pharmacia & Upjohn,
      Inc. -- (SEK)....................    7,294        408,545
    Yamanouchi Pharmaceutical Co.
      Ltd. -- (JPY)....................    5,000        161,352
                                                   ------------
                                                      1,244,188
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Dai Nippon Printing Co.
      Ltd. -- (JPY)....................    6,000         95,854
                                                   ------------
REAL ESTATE -- 0.0%
    Cheung Kong Holdings
      Ltd. -- (HKD)....................   11,000         79,159
    Unione Immobiliare SPA -- (ITL)*...   33,000         17,252
                                                   ------------
                                                         96,411
                                                   ------------
RETAIL & MERCHANDISING -- 0.1%
    Dixons Group PLC -- (GBP)..........   12,424        174,775
    Marks & Spencer PLC -- (GBP).......   10,537         72,274
    Vendex NV -- (NLG).................    2,530         61,475
                                                   ------------
                                                        308,524
                                                   ------------
SEMICONDUCTORS -- 0.1%
    Fujitsu Ltd. -- (JPY)..............   23,000        306,880
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    BCE, Inc. -- (CAD).................    1,400         52,867
    Cable & Wireless Optus Ltd. 144A --
      (AUD)*...........................   12,000         25,246
    Cable & Wireless PLC -- (DEM)......   21,509        264,465
    Deutsche Telekom AG -- (DEM).......    4,402        144,705
    Ericsson, (L.M.) Telephone Co.
      Cl-B -- (SEK)....................    7,938        189,011
    France Telecom SA -- (FRF).........      860         68,356
    Hellenic Telecommunication
      Organization SA -- (GRD).........    4,771        126,924
    KPN NV -- (NLG)....................    2,220        111,197
    Nippon Telegraph & Telephone
      Corp. -- (JPY)...................       25        193,268
    Nokia Oyj Cl-A -- (FIM)............    2,554        312,737
    Orange PLC -- (GBP)*...............    6,700         77,865
    Portugal Telecom SA -- (PTE).......    2,231        102,294
    Swisscom AG -- (CHF)*..............      300        125,593
    Telecom Italia SPA -- (ITL)........   46,929        401,299
    Telefonica SA -- (ESP).............    6,881        306,466
    Telefonica SA Bonus
      Rights -- (ESP)*.................    6,881          6,119
    Vodafone Group PLC -- (GBP)........    3,964         64,371
                                                   ------------
                                                      2,572,783
                                                   ------------
TRANSPORTATION -- 0.1%
    Peninsular & Oriental Steam
      Navigation Co. -- (GBP)..........    8,509        100,588
    TNT Post Group NV -- (NLG).........    5,977        192,686
                                                   ------------
                                                        293,274
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
UTILITIES -- 0.2%
    Electricidade de Portugal
      SA -- (PTE)......................    5,844   $    128,671
    Scottish Power PLC -- (GBP)........   31,901        327,752
    Tokyo Electric Power
      Co. -- (JPY).....................    9,200        227,560
    Veba AG -- (DEM)...................    3,633        215,294
                                                   ------------
                                                        899,277
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $15,610,080)...................              18,433,382
                                                   ------------
                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 11.0%
ADVERTISING -- 0.1%
    Adams Outdoor Advertising L.P. Sr.
      Notes
      10.75%, 03/15/06.................  $    75         81,000
    Lamar Advertising Co. Co. Guarantee
      Sr. Sub. Notes
      9.625%, 12/01/06.................       60         65,025
    Outdoor Communications Co. Sr. Sub.
      Notes
      9.25%, 08/15/07..................       50         53,000
    Outdoor Systems, Inc. Sr. Sub.
      Notes
      8.875%, 06/15/07.................       75         79,969
                                                   ------------
                                                        278,994
                                                   ------------
AEROSPACE -- 0.3%
    Argo-Tech Corp. Co. Guarantee Notes
      8.625%, 10/01/07.................       10          9,525
    Argo-Tech Corp. Sr. Sub. Notes
      8.625%, 10/01/07.................       10          9,525
    BE Aerospace, Inc. Sr. Sub. Notes
      9.875%, 02/01/06.................       35         36,444
      9.50%, 11/01/08 144A.............       10         10,600
    BE Aerospace, Inc. Sr. Sub. Notes
      Cl-B
      8.00%, 03/01/08..................       10          9,825
    Boeing Co. Debs
      6.625%, 02/15/38.................      580        578,550
    Lockheed Martin Corp. Notes
      7.25%, 05/15/06..................      455        492,537
                                                   ------------
                                                      1,147,006
                                                   ------------
AIRLINES -- 0.2%
    Aviation Sales Co. Co. Guarantee
      Sr. Sub. Notes
      8.125%, 02/15/08.................       20         19,850
    Calair LLC Capital Corp. Co.
      Guarantee Notes
      8.125%, 04/01/08.................       10         10,337
    Canadian Airlines Corp. Notes
      10.00%, 05/01/05.................       20         17,000
    Continental Airlines Series 981C
      Notes
      6.541%, 09/15/09.................      935        912,728
    Continental Airlines Sr. Notes
      9.50%, 12/15/01..................       50         52,500
                                                   ------------
                                                      1,012,415
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Chrysler Corp. Notes
      7.45%, 02/01/49..................  $   200   $    230,500
    Consorcio Grupo Dina SA [ZCB]
      6.251%, 11/15/02.................       20         18,000
                                                   ------------
                                                        248,500
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Hayes Lemmerz International, Inc.
      Co. Guarantee Notes 144A
      8.25%, 12/15/08..................       40         40,000
    Lear Corp. Sub. Notes
      9.50%, 07/15/06..................       50         54,250
    Safety Components International,
      Inc. Sr. Sub. Notes Cl-B
      10.125%, 07/15/07................       10         10,087
    Talon Automotive Group Inc. Sr.
      Sub. Notes Cl-B
      9.625%, 05/01/08.................       30         29,550
                                                   ------------
                                                        133,887
                                                   ------------
BEVERAGES -- 0.0%
    Canandaigua Wine Corp. Sr. Sub.
      Notes
      8.75%, 12/15/03..................       55         55,550
                                                   ------------
BROADCASTING -- 0.5%
    Acme Television Co. Co. Guarantee
      Notes Cl-B [STEP]
      10.875%, 09/30/04................       15         12,000
    American Radio Systems Co. Co.
      Guarantee Notes
      9.00%, 02/01/06..................       50         54,125
    Benedek Broadcasting Sr. Notes
      11.875%, 03/01/05................       80         86,800
    Capstar Broadcasting, Inc. Sr.
      Disc. Notes [STEP]
      12.75%, 02/01/09.................       60         49,500
    CBS Corp. Sr. Notes
      6.875%, 09/01/03.................       20         20,600
    Central European Media Enterprises
      Ltd. Sr. Notes
      9.375%, 08/15/04.................       10          8,300
    Chancellor Media Corp. LA Sr. Sub.
      Notes Cl-B
      8.125%, 12/15/07.................        5          4,975
    Chancellor Media Corp. Sr. Notes
      144A
      8.00%, 11/01/08..................       70         71,400
    Citadel Broadcasting Co. Sr. Sub.
      Notes
      10.25%, 07/01/07.................       10         10,950
      9.25%, 11/15/08 144A.............       10         10,462
    Diva Systems Corp. Sr. Disc. Notes
      [STEP] 144A
      6.872%, 03/01/08.................       70         29,400
    Fox/Liberty Networks LLC Sr. Notes
      8.875%, 08/15/07.................       30         30,675
    Golden Sky Systems Sr. Sub. Notes
      144A
      12.375%, 08/01/06................       30         30,900

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Granite Broadcasting Corp. Sr. Sub.
      Debs.
      10.375%, 05/15/05................  $    50   $     51,062
    Jones Intercable, Inc. Sr. Notes
      9.625%, 03/15/02.................       10         10,750
    News America Holdings, Inc. Debs.
      7.70%, 10/30/25..................      695        752,337
    Sinclair Broadcasting Group, Inc.
      Sr. Sub. Notes
      8.75%, 12/15/07..................       50         50,500
    Spanish Broadcasting System, Inc.
      Sr. Notes
      12.50%, 06/15/02.................       50         55,062
    Spanish Broadcasting System, Inc.
      Sr. Notes Cl-B
      11.00%, 03/15/04.................       25         26,562
    TCI Communications, Inc. Sr. Notes
      7.125%, 02/15/28.................      630        685,125
    Young Broadcasting, Inc. Sr. Sub.
      Notes Cl-B
      9.00%, 01/15/06..................        5          5,075
                                                   ------------
                                                      2,056,560
                                                   ------------
BUILDING MATERIALS -- 0.0%
    Building Materials Corp. Sr. Notes
      8.625%, 12/15/06.................       10         10,100
      8.00%, 12/01/08 144A.............       10         10,075
    Polytama International Notes
      11.25%, 06/15/07.................       25          6,375
                                                   ------------
                                                         26,550
                                                   ------------
BUSINESS SERVICES -- 0.0%
    Affinity Group Holding, Inc. Sr.
      Notes
      11.00%, 04/01/07.................       65         67,275
    Iron Mountain, Inc. Sr. Sub. Notes
      8.75%, 09/30/09..................       25         25,812
    Outsourcing Solutions Corp. Sr.
      Sub. Notes Cl-B
      11.00%, 11/01/06.................       20         19,300
    U.S. Office Products Co. Co.
      Guarantee Notes
      9.75%, 06/15/08..................       40         26,400
                                                   ------------
                                                        138,787
                                                   ------------
CHEMICALS -- 0.3%
    Geo Specialty Chemicals Sr. Sub.
      Notes 144A
      10.125%, 08/01/08................       10          9,750
    Huntsman Corp. Sr. Sub. Notes 144A
      9.50%, 07/01/07..................       10         10,025
    Lubrizol Corp. Notes
      5.875%, 12/01/08.................      235        235,000
    PCI Chemicals Canada, Inc. Notes
      9.25%, 10/15/07..................       50         40,437
    Polymer Group Holdings, Inc. Sr.
      Sub. Notes
      9.00%, 07/01/07..................       15         14,850

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Polymer Group, Inc. Co. Guarantee
      Notes Cl-B
      8.75%, 03/01/08..................  $    10   $      9,800
    Solutia, Inc. Notes
      6.72%, 10/15/37..................      890        947,850
    Trikem SA Notes 144A
      10.625%, 07/24/07................       25         13,000
                                                   ------------
                                                      1,280,712
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Iron Age Corp. Sr. Sub. Notes
      9.875%, 05/01/08.................       30         27,375
    Sassco Fashions Ltd. Sr. Notes
      12.75%, 03/31/04.................       25         24,750
                                                   ------------
                                                         52,125
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
    Concentric Network Corp. Sr. Notes
      12.75%, 12/15/07.................       10         10,100
    Dell Computer Corp. Debs
      7.10%, 04/15/28..................      465        464,419
    IBM Corp. Notes
      5.10%, 11/10/03..................      635        630,237
    L-3 Communications Corp. Sr. Sub.
      Notes 144A
      8.00%, 08/01/08..................       10         10,050
    Unisys Corp. Sr. Notes
      7.875%, 04/01/08.................      100        106,000
    Verio, Inc. Sr. Notes 144A
      11.25%, 12/01/08.................       10         10,100
                                                   ------------
                                                      1,230,906
                                                   ------------
CONGLOMERATES -- 0.4%
    Axia, Inc. Co. Guarantee Notes
      10.75%, 07/15/08.................       20         20,300
    Hermes Europe Railtel BV Sr. Notes
      11.50%, 08/15/07.................       10         10,775
    K&F Industries, Inc. Sr. Sub. Notes
      Cl-B
      9.25%, 10/15/07..................       10         10,075
    Philip Morris Co., Inc. Debs
      7.50%, 01/15/02..................      425        446,250
    Philip Morris Co., Inc. Notes
      7.50%, 04/01/04..................      710        759,700
    Walt Disney Co. Notes
      5.62%, 12/01/08..................      455        458,981
                                                   ------------
                                                      1,706,081
                                                   ------------
CONSTRUCTION -- 0.0%
    American Architectural Co. Co.
      Guarantee Notes
      11.75%, 12/01/07.................       10          7,600
    Newport News Shipbuilding, Inc. Sr.
      Notes
      8.625%, 12/01/06.................       20         21,200
                                                   ------------
                                                         28,800
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Alaris Medical Systems, Inc. Sr.
      Notes
      9.75%, 12/01/06..................  $    40   $     39,650
    Albecca, Inc. Sr. Sub. Notes 144A
      10.75%, 08/15/08.................       20         20,400
    Chattem, Inc. Co. Guarantee Notes
      Cl-B
      8.875%, 04/01/08.................       20         20,550
    Consumers International Corp. Sr.
      Notes
      10.25%, 04/01/05.................       10         10,613
    Decora Industries, Inc. Secured
      Notes Cl-B
      11.00%, 05/01/05.................       20         18,300
    Doane Pet Care Co. Sr. Sub. Notes
      9.75%, 05/15/07..................       75         76,875
    French Fragrances, Inc. Sr. Notes
      10.375%, 05/15/07................       10          9,988
    Glenoit Corp. Co. Guarantee Notes
      11.00%, 04/15/07.................       10          9,375
    Hedstrom Holdings, Inc. Sr. Disc.
      Notes [STEP]
      11.613%, 06/01/09................        5          2,750
    Home Interiors & Gifts Sr. Sub.
      Notes 144A
      10.125%, 06/01/08................       10          9,900
    Intergrated Health Services, Inc.
      Sr. Sub. Notes Cl-A
      9.50%, 09/15/07..................       50         47,750
    Protection One Alarm, Inc. Sr.
      Disc. Notes [STEP]
      13.625%, 06/30/05................       10         11,300
    Revlon Consumer Products Corp. Sr.
      Notes 144A
      9.00%, 11/01/06..................       10          9,925
    Revlon Consumer Products Corp. Sr.
      Sub. Notes
      8.625%, 02/01/08.................       50         46,000
                                                   ------------
                                                        333,376
                                                   ------------
CONTAINERS & PACKAGING -- 0.0%
    AEP Industries, Inc. Sr. Sub. Notes
      9.875%, 11/15/07.................       25         25,250
    Huntsman Packaging Corp. Co.
      Guarantee Notes
      9.125%, 10/01/07.................       15         14,925
    Owens-Illinois, Inc. Sr. Notes
      8.10%, 05/15/07..................       20         21,475
    Riverwood International Co. Notes
      10.25%, 04/01/06.................       50         49,500
      10.625%, 08/01/07................       40         40,000
      10.875%, 04/01/08................       10          9,150
                                                   ------------
                                                        160,300
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Celestica International, Inc. Sr.
      Sub. Notes
      10.50%, 12/31/06.................       13         14,235

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Cellnet Data Systems, Inc. Sr.
      Disc. Notes [STEP]
      14.00%, 10/01/07.................  $    75   $     38,250
    CSC Holdings, Inc. Debs.
      7.875%, 02/15/18.................       10         10,163
    Details, Inc. Sr. Sub. Notes
      10.00%, 11/15/05.................       15         14,700
    DII Group, Inc. Sr. Sub. Notes
      8.50%, 09/15/07..................       10          9,825
    Flextronics International Ltd. Sr.
      Sub. Notes Cl-B
      8.75%, 10/15/07..................       10         10,375
    HCC Industries, Inc. Sr. Sub. Notes
      10.75%, 05/15/07.................       15         14,475
    Pioneer Americas Acquistics Corp.
      Sr. Notes
      9.25%, 06/15/07..................       10          7,800
    Raytheon Co. Notes
      6.45%, 08/15/02..................      545        557,944
    Viasystems, Inc. Sr. Sub. Notes
      9.75%, 06/01/07..................       20         19,000
    Wavetek Corp. Sr. Sub. Notes
      10.125%, 06/15/07................       10          9,700
                                                   ------------
                                                        706,467
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    AMC Entertainment, Inc. Sr. Sub.
      Notes
      9.50%, 03/15/09..................       20         20,550
    Argosy Gaming Co. Notes
      13.25%, 06/01/04.................       25         27,906
    Cinemark USA, Inc. Sr. Sub. Notes
      9.625%, 08/01/08.................       25         26,250
    Circus Circus Enterprises Sr. Notes
      6.45%, 02/01/06..................       10          8,950
    Circus Circus Enterprises Sr. Sub.
      Notes
      9.25%, 12/01/05..................       10         10,238
    Coast Hotels & Casino, Inc. Notes
      Cl-B
      13.00%, 12/15/02.................       55         59,675
    Colorado Gaming & Entertainment
      Corp. Sr. Notes
      12.00%, 06/01/03.................      159        171,396
    Fitzgeralds Gaming Corp. Co.
      Guarantee Notes Cl-B
      12.25%, 12/15/04.................       30         17,400
    Fox Family Worldwide, Inc. Sr.
      Disc. Notes [STEP]
      10.25%, 11/01/07.................       10          6,375
    Fox Family Worldwide, Inc. Sr.
      Notes
      9.25%, 11/01/07..................       30         29,700
    Harrahs Operating Co., Inc. Co.
      Guarantee Notes
      7.875%, 12/15/05.................       20         20,100
    Isle of Capri Black Hawk Corp.
      Notes Cl-B
      13.00%, 08/31/04.................       10         10,625
    Mohegan Tribal Gaming Sr. Notes
      Cl-B
      13.50%, 11/15/02.................       30         36,150

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Park Place Entertainment Sr. Sub.
      Notes 144A
      7.875%, 12/15/05.................  $    30   $     30,075
    Players International, Inc. Sr.
      Notes
      10.875%, 04/15/05................       25         27,000
    Premier Parks, Inc. Sr. Notes
      9.25%, 04/01/06..................       35         36,750
    Premier Parks, Inc. Sr. Notes Cl-A
      12.00%, 08/15/03.................       40         43,200
    Raintree Resorts Notes Cl-B
      13.00%, 12/01/04.................       20         11,000
    SFX Entertainment, Inc. Sr. Sub.
      Notes
      9.125%, 02/01/08.................       10         10,050
      9.125%, 12/01/08 144A,...........       20         19,950
    Showboat Marina Casinos, Inc. First
      Mtge.
      13.50%, 03/15/03.................       25         29,063
    Silver Cinemas International, Inc.
      Sr. Sub. Notes
      10.50%, 04/15/05.................       20         14,800
    Six Flags Theme Parks Corp. Sr.
      Sub. Notes Cl-A [STEP]
      12.25%, 06/15/05.................       90         98,663
    Time Warner Co. Entertainment Notes
      8.875%, 10/01/12.................      425        538,688
    United Artist Theatre Sr. Sub.
      Notes Cl-B
      9.75%, 04/15/08..................       20         19,200
                                                   ------------
                                                      1,323,754
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.4%
    Allied Waste North America, Inc.
      Sr. Notes 144A
      7.625%, 01/01/06.................       30         30,450
      7.875%, 01/01/09.................       50         50,813
    ATC Group Services, Inc. Sr. Sub.
      Notes
      12.00%, 01/15/08.................       10          1,000
    US Filter Corp. Notes
      6.50%, 05/15/03..................      535        521,625
    WMX Technologies, Inc. Notes
      7.10%, 08/01/26..................      925        979,344
                                                   ------------
                                                      1,583,232
                                                   ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Sr. Notes Cl-D
      11.75%, 11/15/05.................       10         10,913
    Jackson Products, Inc. Sr. Sub.
      Notes Cl-B
      9.50%, 04/15/05..................       10         10,000
                                                   ------------
                                                         20,913
                                                   ------------
FARMING & AGRICULTURE -- 0.0%
    Purina Mills, Inc. Sr. Sub. Notes
      9.00%, 03/15/10..................       20         20,600
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.5%
    Allstate Financing II Notes
      7.83%, 12/01/45..................      125        134,063

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                                           (000)       VALUE
                                          -------   ------------
    Banponce Corp. Medium Term Notes
      7.125%, 05/02/02..................  $   410   $    430,500
    Chevy Chase Savings Bank Sub. Debs.
      9.25%, 12/01/05...................       45         45,000
    Dime Capital, Inc. Trust I Notes
      Cl-A
      9.33%, 05/06/27...................       10         10,788
    Fuji JGB LLC Pfd. Notes [VR] 144A
      9.87%, 12/31/49...................      425        303,990
    Greenpoint Capital Corp. Trust I
      Notes
      9.10%, 06/01/27...................       10         11,438
    Household Finance Corp. Notes
      6.50%, 11/15/08...................      235        244,988
    Merita Bank Ltd. Sub. Notes
      6.50%, 01/15/06...................      500        508,125
    North Fork Bancorp Notes
      8.70%, 12/15/26...................        5          5,969
    Provident Capital, Inc. Trust Notes
      8.60%, 12/01/26...................       20         23,625
    Riggs Capital Corp. Trust Notes 144A
      8.625%, 12/31/26..................       15         15,731
    Sovereign Capital, Inc. Trust I
      Capital Securities Notes
      9.00%, 04/01/27...................       15         17,456
    St. Paul Bancorp, Inc. Sr. Notes
      7.125%, 02/15/04..................      350        376,250
                                                    ------------
                                                       2,127,923
                                                    ------------
FINANCIAL SERVICES -- 2.5%
    Aames Financial Corp. Sr. Notes
      9.125%, 11/01/03..................       40         26,000
    AFC Capital Trust I Notes Cl-B
      8.207%, 02/03/27..................      500        561,875
    American General Institute Capital
      Trust Co. Co. Guarantee Notes 144A
      8.125%, 03/15/46..................      765        885,488
    AT&T Capital Corp. Medium Term Notes
      6.25%, 05/15/01...................      540        536,625
    CIA Latino Americana Notes 144A
      11.625%, 06/01/04.................       10          6,650
    CIT Group, Inc. Notes
      5.50%, 10/15/01...................      480        480,600
    Colonial Capital II Co. Co.
      Guarantee Notes Cl-A
      8.92%, 01/15/27...................       15         16,125
    Commercial Credit Co. Notes
      7.75%, 03/01/05...................      430        471,925
    ContiFinancial Corp. Sr. Notes
      8.375%, 08/15/03..................       45         33,750
    Delta Financial Corp. Sr. Notes
      9.50%, 08/01/04...................       15         12,450
    Dine SA de C.V. Co. Guarantee Notes
      8.75%, 10/05/07...................       10          8,050
    Dollar Financial Group, Inc. Sr.
      Notes
      10.875%, 11/15/06.................       15         15,169


                                            PAR
                                           (000)       VALUE
                                          -------   ------------
    DTI Holdings, Inc. Sr. Disc. Notes
      [STEP]
      11.92%, 3/01/08...................  $   120   $     30,600
    First Financial Caribbean Corp. Sr.
      Notes
      7.84%, 10/10/06...................      200        218,750
    Firstar Bank Milwaukee Corp. Sr.
      Notes
      6.25%, 12/01/02...................      190        197,838
    Fleet Financial Group Sub. Debs.
      6.875%, 01/15/28..................       40         42,350
    Ford Motor Credit Co. Sr. Notes
      7.00%, 09/25/01...................      600        624,750
    FRD Acquisition Sr. Notes Cl-B
      12.50%, 07/15/04..................       10         10,200
    General Motors Acceptance Corp.
      Notes
      5.80%, 04/09/01...................      865        871,488
    Imperial Credit Capital Trust I Cl-B
      10.25%, 06/14/02..................       20         15,209
    Imperial Credit Industries, Inc. Sr.
      Notes
      9.875%, 01/15/07..................       20         15,550
    Lehman Brothers Holdings, Inc. Notes
      6.50%, 10/01/02...................      550        550,000
    Merrill Lynch & Co., Inc. Notes Cl-B
      6.13%, 04/07/03...................    1,850      1,887,000
    Nationwide Credit, Inc. Sr. Notes
      10.25%, 01/15/08..................       10          8,325
    Netia Holdings Co. Co. Guarantee
      Notes Cl-B
      10.25%, 11/01/07..................       10          8,800
    Ocwen Capital Corp. Trust I Notes
      10.875%, 08/01/27.................       10          8,300
    Paine Webber Group, Inc. Sr. Notes
      6.55%, 04/15/08...................      790        792,963
    Pindo Deli Financial Mauritius Co.
      Co. Guarantee Notes
      10.75%, 10/01/07..................       25         13,375
    PX Escrow Corp. Sr. Disc. Notes
      [STEP]
      9.625%, 02/01/06..................       10          5,538
    Salomon, Inc. Sr. Notes
      7.30%, 05/15/02...................      465        487,311
    The Money Store, Inc. Notes
      8.05%, 04/15/02...................      235        253,506
    TIG Holdings, Inc. Notes
      8.125%, 04/15/05..................      450        496,688
    Tjiwi Kimia Financial Mauritius Ltd.
      Sr. Notes
      10.00%, 08/01/04..................       25         13,375
    Toyota Motor Credit Corp. Notes
      5.625%, 11/13/03..................      360        364,050
    Webster Capital Corp. Trust I Notes
      144A
      9.36%, 01/29/27...................       10         11,175
                                                    ------------
                                                       9,981,848
                                                    ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
FOOD -- 0.0%
    Ameriserv Food Distributor, Inc.
      Co. Guarantee Sr. Sub. Notes
      8.875%, 10/15/06.................  $    20   $     19,000
      10.125%, 07/15/07................        5          4,550
    Aurora Foods, Inc. Sr. Sub. Notes
      Cl-B
      9.875%, 02/15/07.................       10         10,900
    Aurora Foods, Inc. Sr. Sub. Notes
      Cl-D
      9.875%, 02/15/07.................       20         21,800
    Fleming Companies, Inc. Notes Cl-B
      10.50%, 12/01/04.................       20         19,100
                                                   ------------
                                                         75,350
                                                   ------------
FURNITURE -- 0.0%
    Sealy Mattress Co. Sr. Disc. Notes
      Cl-B [STEP]
      10.875%, 12/15/07................       15          9,000
                                                   ------------
HEALTHCARE SERVICES -- 0.2%
    Extendicare Health Services Sr.
      Sub. Notes
      9.35%, 12/15/07..................       25         23,000
    Global Health Sciences Co. Co.
      Guarantee Notes
      11.00%, 05/01/08.................       20         13,000
    Healthsouth Corp. Sub. Debs. [CVT]
      3.25%, 04/01/03..................       10          8,538
    Hudson Respiratory Care, Inc. Sr.
      Sub. Notes
      9.125%, 04/15/08.................       20         16,400
    Integrated Health Services, Inc.
      Sr. Sub. Notes Cl-A
      9.25%, 01/15/08..................       15         14,288
    Magellan Health Services, Inc. Sr.
      Sub. Notes
      9.00%, 02/15/08..................       30         26,850
    Manor Care, Inc. Sr. Notes
      7.50%, 06/15/06..................      305        328,638
    Mariner Post-Accute Network, Inc.
      Sr. Sub. Disc. Notes
      9.50%, 11/01/07..................       50         40,500
    Mariner Post-Accute Network, Inc.
      Sr. Sub. Notes Cl-B [STEP]
      10.565%, 11/01/07................       10          5,413
    Multicare Co. Sr. Sub. Notes
      9.00%, 08/01/07..................       50         47,500
    Paracelsus Healthcare Corp. Sr.
      Sub. Notes
      10.00%, 08/15/06.................       40         36,800
    Sun Healthcare Group, Inc. Sr. Sub.
      Notes
      9.50%, 07/01/07..................       40         32,400
    Tenet Healthcare Corp. Sr. Notes
      144A
      7.625%, 06/01/08.................       10         10,238
    Tenet Healthcare Corp. Sr. Sub.
      Notes 144A
      8.125%, 12/01/08.................       20         20,725
                                                   ------------
                                                        624,290
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
HOTELS & MOTELS -- 0.0%
    Cendant Corp. Notes
      7.75%, 12/01/00..................  $    20   $     20,125
    Epic Resorts LLC Capital Co. Co.
      Guarantee Notes
      13.00%, 06/15/05.................       10          9,688
    Host Marriott Travel Plaza Corp.
      Sr. Notes Cl-B
      9.50%, 05/15/05..................       40         41,900
    Prime Hospitality Corp. Sr. Sub.
      Notes
      9.75%, 04/01/07..................       35         35,350
    Sun International Hotels Co.
      Co. Guarantee Notes
      8.625%, 12/15/07.................       50         51,813
                                                   ------------
                                                        158,876
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Carter Holdings, Inc. Sr. Sub.
      Notes
      12.00%, 10/01/08.................       20         21,500
    Continental Global Group, Inc. Sr.
      Notes Cl-B
      11.00%, 04/01/07.................       25         22,031
    GS Superhighway Holdings Sr. Notes
      9.875%, 08/15/04.................       30         15,488
    Paragon Corp. Holdings, Inc. Co.
      Guarantee Notes Cl-B
      9.625%, 04/01/08.................       10          8,400
                                                   ------------
                                                         67,419
                                                   ------------
INSURANCE -- 0.2%
    Provident Companies, Inc. Notes
      7.405%, 03/15/2038...............      660        649,275
                                                   ------------
MACHINERY & EQUIPMENT -- 0.2%
    Hertz Corp. Notes
      7.00%, 01/15/28..................      615        625,763
    Johnstown America Industries, Inc.
      Sr. Sub. Notes Cl-C
      11.75%, 08/15/05.................       15         15,825
    Morris Materials Handling Sr. Notes
      9.50%, 04/01/08..................       20         14,600
    Motors and Gears, Inc. Sr. Notes
      Cl-D
      10.75%, 11/15/06.................       35         36,881
                                                   ------------
                                                        693,069
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    CONMED Corp. Co. Guarantee Sr. Sub.
      Notes
      9.00%, 03/15/08..................       20         19,475
    Fresenius Medical Capital Trust I
      Co. Guarantee Notes
      9.00%, 12/01/06..................       20         21,050
    Graphic Controls Corp. Sr. Sub.
      Notes Cl-A
      12.00%, 09/15/05.................       35         40,338
    Kinetic Concepts, Inc. Sr. Sub.
      Notes Cl-B
      9.625%, 11/01/07.................       10          9,863

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    MEDIQ, Inc. Debs. [STEP]
      13.00%, 06/01/09.................  $    10   $      4,500
    MEDIQ, Inc. PRN Life Support Co.
      Sr. Notes
      11.00%, 06/01/08.................       20         19,000
    Medpartners, Inc. Sr. Notes
      7.375%, 10/01/06.................       50         40,500
    Merck & Co., Inc. Debs.
      5.95%, 12/01/28..................      370        372,775
                                                   ------------
                                                        527,501
                                                   ------------
METALS & MINING -- 0.0%
    AK Steel Corp. Sr. Notes
      9.125%, 12/15/06.................       30         31,350
    Ameristeel Corp. Co. Guarantee
      Notes Cl-B
      8.75%, 04/15/08..................       20         19,400
    Anker Coal Group, Inc. Sr. Notes
      Cl-B
      9.75%, 10/01/07..................       10          5,500
    Kaiser Aluminum & Chemical Corp.
      Sr. Sub. Notes
      12.75%, 02/01/03.................       10          9,925
    Lodestar Holdings, Inc. Sr. Notes
      11.50%, 05/15/05.................       10          7,750
    Weirton Steel Corp. Sr. Notes
      11.375%, 07/01/04................       20         17,800
    WHX Corp. Sr. Notes
      10.50%, 04/15/05.................       10          9,200
                                                   ------------
                                                        100,925
                                                   ------------
OFFICE EQUIPMENT -- 0.2%
    United Stationers Supply Co.
      Sr. Sub. Notes
      12.75%, 05/01/05.................        3          3,345
    Xerox Corp. Notes
      5.50%, 11/15/03..................      770        771,925
                                                   ------------
                                                        775,270
                                                   ------------
OIL & GAS -- 0.4%
    Abraxas Petroleum Corp. Co.
      Guarantee Notes Cl-D
      11.50%, 11/01/04.................       25         19,250
    Chesapeake Energy Corp. Sr. Notes
      Cl-B
      9.625%, 05/01/05.................       30         23,550
    Coastal Corp. Notes
      6.95%, 06/01/28..................      520        505,700
    Dailey International, Inc. Co.
      Guarantee Notes Cl-B
      9.50%, 02/15/08..................       10          4,500
    Eagle Geophysical, Inc. Sr. Notes
      10.75%, 07/15/08.................       10          8,400
    Flores & Rucks, Inc. Sr. Sub. Notes
      9.75%, 10/01/06..................       10         10,350
    Gothic Production Corp. Co.
      Guarantee Notes Cl-B
      11.125%, 05/01/05................       10          7,800
    Gulf Canada Resources, Inc. Sr.
      Notes
      8.375%, 11/15/05.................       10         10,150

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Michael Petroleum Corp. Sr. Notes
      Cl-B
      11.50%, 04/01/05.................  $    10   $      7,000
    Northern Offshore ASA Co. Guarantee
      Notes 144A
      10.00%, 05/15/05.................       20         10,000
    Ocean Energy, Inc. Co. Guarantee
      Notes Cl-B
      8.375%, 07/01/08.................       30         28,500
    Panaco, Inc. Sr. Notes
      10.625%, 10/01/04................       10          7,600
    Panda Global Energy Co. Sr. Notes
      12.50%, 04/15/04.................       10          3,800
    Petro-Canada Debs.
      7.00%, 11/15/28..................      375        375,938
    Petroleum Geo-Services Notes
      7.50%, 03/31/07..................      175        183,750
    Pogo Producing Co. Sr. Sub. Notes
      Cl-B
      8.75%, 05/15/07..................        5          4,700
    Snyder Oil Corp. Sr. Sub. Notes
      8.75%, 06/15/07..................       15         14,625
    Statoil Notes 144A
      6.50%, 12/01/28..................      325        319,313
    Transamerican Refining Corp. Units
      144A
      16.00%, 06/30/03.................       20          8,400
    Transtexas Gas Corp. Sr. Sub. Notes
      Cl-D
      13.75%, 12/31/01.................       75         60,750
                                                   ------------
                                                      1,614,076
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.0%
    Republic Group, Inc. Sr. Sub Notes
      9.50%, 07/15/08..................       10          9,775
                                                   ------------
PHARMACEUTICALS -- 0.2%
    Fresenius Medical Capital Trust II
      Co. Guarantee Notes
      7.875%, 02/01/08.................       50         49,625
    ICN Pharmaceuticals, Inc. Sr. Notes
      Cl-B
      9.25%, 08/15/05..................       15         15,413
    Monsanto Co. Debs. 144A
      6.60%, 12/01/28..................      745        747,794
                                                   ------------
                                                        812,832
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    America Media Operation, Inc. Sr.
      Sub. Notes
      11.625%, 11/15/04................       40         41,000
    Day International Group, Inc. Sr.
      Sub. Notes
      9.50%, 03/15/08..................       25         24,563
    Garden State Newspapers, Inc. Sr.
      Sub. Notes Cl-B
      8.75%, 10/01/09..................       50         48,438

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Hollinger International Publishing
      Co. Co. Guarantee Sr. Sub. Notes
      9.25%, 03/15/07..................  $    50   $     53,000
    Von Hoffman Press, Inc. Sr. Sub.
      Notes 144A
      10.375%, 05/15/07................       10         10,300
                                                   ------------
                                                        177,301
                                                   ------------
RAILROADS -- 0.2%
    CSX Corp. Notes
      7.95%, 05/01/27..................      260        294,775
    Norfolk Southern Corp. Notes
      7.05%, 05/01/37..................      300        327,375
    TFM SA de CV Co. Guarantee Notes
      10.25%, 06/15/07.................       10          8,400
    Transportacion Maritima Mexicana SA
      de CV Co. Guarantee Notes [STEP]
      11.784%, 06/15/09................       50         27,000
                                                   ------------
                                                        657,550
                                                   ------------
REAL ESTATE -- 0.2%
    Cathay International Ltd. Sr. Notes
      144A
      13.00%, 04/15/08.................       30         11,025
    D.R. Horton, Inc. Co. Guarantee
      Notes
      10.00%, 04/15/06.................       15         15,900
    EOP Operating L.P. Notes
      6.763%, 06/15/07.................      530        522,077
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-B
      7.875%, 08/01/08.................       50         48,813
                                                   ------------
                                                        597,815
                                                   ------------
RESTAURANTS -- 0.0%
    Tricon Global Restaurants, Inc. Sr.
      Notes
      7.45%, 05/15/05..................       10         10,475
                                                   ------------
RETAIL & MERCHANDISING -- 0.4%
    CEX Holdings, Inc. Sr. Sub. Notes
      9.625%, 06/01/08.................       20         18,300
    Eye Care Centers of America, Inc.
      Sr. Sub. Notes 144A
      9.125%, 05/01/08.................       10          9,625
    Federated Department Stores, Inc.
      Sr. Notes
      8.50%, 06/15/03..................      720        791,100
    Meyer, (Fred), Inc.
      Co. Guarantee Sub. Notes
      7.45%, 03/01/08..................       20         21,650
    RAB Enterprises, Inc. Sr. Notes
      144A
      10.50%, 05/01/05.................       30         24,000
    Sears Roebuck Acceptance Corp.
      Notes
      6.50%, 12/01/28..................      375        371,250
    Southland Corp. Sr. Sub. Debs. Cl-A
      4.50%, 06/15/04..................       95         76,950

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Specialty Retailers, Inc. Co.
      Guarantee Notes Cl-B
      8.50%, 07/15/05..................  $    10   $      9,000
    Tyco International Group SA Co.
      Guarantee Notes
      6.25%, 06/15/99..................      235        239,700
    Zale Corp. Sr. Notes Cl-B
      8.50%, 10/01/07..................       20         19,450
                                                   ------------
                                                      1,581,025
                                                   ------------
SEMICONDUCTORS -- 0.0%
    Derlan Manufacturing Ltd. Sr. Notes
      10.00%, 01/15/07.................       25         20,000
    Fairchild Semiconductor Corp. Sr.
      Sub. Notes
      10.125%, 03/15/07................       55         55,000
    Zilog, Inc. Co. Guarantee Notes
      Cl-B
      9.50%, 03/01/05..................       30         24,150
                                                   ------------
                                                         99,150
                                                   ------------
TELECOMMUNICATIONS -- 1.6%
    Adelphia Communications Corp. Sr.
      Notes 144A
      8.375%, 02/01/08.................       40         41,500
    Adelphia Communications Corp. Sr.
      Notes Cl-B
      10.25%, 07/15/00.................       10         10,325
    Airtouch Communications Notes
      6.65%, 05/01/08..................      405        430,313
    Allbritton Communications Corp. Sr.
      Sub. Notes Cl-B
      8.875%, 02/01/08.................       50         50,750
    Allegiance Telecom, Inc. Sr. Disc.
      Notes Cl-B [STEP]
      12.691%, 02/15/08................       60         28,200
    Allegiance Telecom, Inc. Sr. Notes
      12.875%, 05/15/08................       10         10,000
    Benedek Communications Corp. Sr.
      Disc. Notes [STEP]
      14.474%, 05/15/06................       75         54,750
    Bestel SA Units [STEP] 144A
      12.75%, 05/15/05.................       20         11,000
    Birch Telecom, Inc. Units 144A
      14.00%, 06/15/08.................       10          9,200
    BTI Telecom. Corp. Sr. Notes
      10.50%, 09/15/07.................       80         65,600
    Call-Net Enterprises, Inc. Sr.
      Disc. Notes [STEP]
      8.94%, 08/15/08..................       10          5,850
    Caprock Communications Corp. Sr.
      Notes
      12.00%, 07/15/08.................       10          9,500
    Centennial Cellular Corp. Sr. Notes
      8.875%, 11/01/01.................       25         26,250
    Century Communications Corp. Sr.
      Notes
      9.50%, 03/01/05..................       45         50,175

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Charter Communications Southeast
      Holdings Capital Corp. Disc.
      Notes Cl-B [STEP]
      11.322%, 03/15/07................  $    10   $      8,425
    Colt Telecom Group PLC Sr. Disc.
      Notes [STEP]
      9.356%, 12/15/06.................       50         41,625
    Comcast Cellular Holdings Corp. Sr.
      Notes Cl-B
      9.50%, 05/01/07..................       85         90,738
    Comcast U.K. Cable Corp. Sr. Sub.
      Debs.
      9.50%, 01/15/08..................       75         79,500
    CSC Holdings, Inc. Sr. Notes
      7.875%, 12/15/07.................       25         26,438
      7.25%, 07/15/08..................       20         20,350
    CTI Holdings SA Sr. Notes [STEP]
      11.50%, 04/15/08.................       10          4,375
    Diamond Cable Communications PLC
      Sr. Disc. Notes [STEP]
      10.58%, 12/15/05.................      100         83,250
    Dobson Communications Corp. Sr.
      Notes
      11.75%, 04/15/07.................       40         41,200
    Dobson Wireline Co. Sr. Notes
      12.25%, 06/15/08.................       20         18,450
    e.spire Communications, Inc. Sr.
      Notes
      13.75%, 07/15/07.................       15         15,600
    Econophone, Inc. Sr. Disc. Notes
      [STEP]
      11.197%, 02/15/08................       50         24,000
    Esprit Telecom Group PLC Sr. Notes
      11.50%, 12/15/07.................       10         10,313
    Facilicom International, Inc. Sr.
      Notes
      10.50%, 01/15/08.................       10          8,200
    Flag Ltd. Sr. Notes
      8.25%, 01/30/08..................       50         49,375
    Focal Communications Corp. Sr.
      Disc. Notes Cl-B [STEP]
      11.258%, 02/15/08................       40         21,000
    Global Crossing Holdings Ltd. Co.
      Guarantee Notes
      9.625%, 05/15/08.................       90         95,625
    Globo Communicacoes Participacoes
      SA Sr. Notes 144A
      10.625%, 12/05/08................       10          6,400
    Granite Broadcasting Corp. Sr. Sub.
      Notes
      8.875%, 05/15/08.................       10          9,450
    ICG Services, Inc. Sr. Disc. Notes
      [STEP]
      10.164%, 05/01/08................      170         91,800
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.60%, 06/01/08..................       50         49,250
    International CableTel, Inc. Sr.
      Notes Cl-B [STEP]
      11.56%, 02/01/06.................       65         52,325

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    IPC Information Systems, Inc.
      Notes [STEP]
      10.207%, 05/01/08................  $    40   $     25,200
    ITC Deltacom, Inc. Sr. Notes
      11.00%, 06/01/07.................       19         20,306
    IXC Communications, Inc. Sr. Sub.
      Notes
      9.00%, 04/15/08..................       20         19,850
    Jacor Communications, Inc. Notes
      [CVT, ZCB]
      1.003%, 06/12/11.................       20         17,475
    Jones Intercable, Inc. Sr. Sub.
      Debs.
      10.50%, 03/01/08.................       25         27,594
    Kitty Hawk, Inc. Co. Guarantee
      Notes
      9.95%, 11/15/04..................       10          9,800
    KMC Telecom Holdings, Inc. Sr.
      Disc. Notes [STEP]
      11.596%, 02/15/08................       45         21,713
    Knology Holdings, Inc. Sr. Disc.
      Notes [STEP]
      12.895%, 10/15/07................       55         25,781
    L-3 Communications Corp. Sr. Sub.
      Notes Cl-B
      10.375%, 05/01/07................       20         22,000
    LCI International, Inc. Sr. Notes
      7.25%, 06/15/07..................      470        484,100
    Level 3 Communications, Inc. Sr.
      Notes
      9.125%, 05/01/08.................       80         79,600
    Long Distance International, Inc.
      Sr. Notes 144A
      12.25%, 04/15/08.................       20         16,400
    Marcus Cable Operating Co. Sr.
      Disc. Notes [STEP]
      11.281%, 08/01/04................       50         50,063
    McCaw International Ltd. Sr. Disc.
      Notes [STEP]
      13.00%, 04/15/07.................       10          5,500
    Metrocall, Inc. Sr. Sub. Notes 144A
      11.00%, 09/15/08.................       20         20,150
    Metromedia Fiber Network, Inc. Sr.
      Notes 144A
      10.00%, 11/15/08.................       40         41,450
    MetroNet Communications Corp. Sr.
      Disc. Notes [STEP]
      10.75%, 11/01/07.................       10          6,100
      9.959%, 06/15/08.................       40         24,700
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................       25         27,875
    MetroNet Escrow Corp. Sr. Notes
      144A
      10.625%, 11/01/08................       40         42,800
    Millicom International Cellular,
      Inc. Sr. Disc. Notes [STEP]
      11.037%, 06/01/06................       80         59,200
    MJD Communications, Inc.
      9.778%, 05/01/99.................       10          9,800
    Motorola, Inc. Debs.
      6.50%, 11/15/28..................      840        849,450

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Nextel Communications, Inc. Sr.
      Disc. Notes [STEP]
      9.95%, 08/15/04..................  $   205   $    199,106
      13.85%, 02/15/08.................       10          6,025
    Nextel Communications, Inc. Sr.
      Notes 144A
      12.00%, 11/01/08.................       40         44,400
    Northeast Optic Network Sr. Notes
      12.75%, 08/15/08.................       20         19,725
    NTL, Inc. Sr. Notes
      9.77%, 04/01/08 [STEP]...........       70         42,700
      11.50%, 10/01/08 144A............       20         21,850
    Onepoint Communications Corp. Sr.
      Notes 144A
      14.50%, 06/01/08.................       10          5,400
    Orbital Imaging Corp. Sr. Notes
      Cl-B
      11.625%, 03/01/05................       20         19,900
    Pathnet, Inc. Sr. Notes
      12.25%, 04/15/08.................       30         21,000
    Pegasus Communications Corp. Sr.
      Notes 144A
      9.75%, 12/01/06..................       10         10,038
    Primus Telecommunications Group,
      Inc. Sr. Notes
      9.875%, 05/15/08.................       10          9,400
    PSINet, Inc. Sr. Notes 144A
      11.50%, 11/01/08.................       30         31,200
    PSINet, Inc. Sr. Notes Cl-B
      10.00%, 02/15/05.................       10          9,900
    Qwest Communications International,
      Inc. Sr. Disc. Notes [STEP]
      9.47%, 10/15/07..................       20         15,600
    Qwest Communications International,
      Inc. Sr. Disc. Notes Cl-B [STEP]
      7.268%, 02/01/08.................       50         37,625
    Radio One, Inc. Notes
      7.00%, 05/15/04..................       10          9,850
    RCN Corp. Sr. Disc. Notes [STEP]
      11.125%, 10/15/07................       30         17,550
    Rhythms NetConnections, Inc. Sr.
      Notes Cl-B [STEP]
      6.777%, 05/15/08.................       40         18,000
    Rogers Cablesystems of America,
      Inc. Sr. Notes Cl-B
      10.00%, 03/15/05.................       10         11,263
    RSL Communications PLC Co.
      Guarantee Notes
      9.125%, 03/01/08.................       10          9,375
      10.125%, 03/01/08 [STEP].........       20         11,350
    RSL Communications PLC Sr. Notes
      144A
      10.50%, 11/15/08.................       10          9,725
    Satelites Mexicanos SA Sr. Notes
      Cl-B
      10.125%, 11/01/04................       15         12,000
    Sprint Capital Corp.
      Co. Guarantee Notes
      6.125%, 11/15/08.................      245        250,819
      6.875%, 11/15/28.................      450        470,250

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Sprint Spectrum L.P. Sr. Disc.
      Notes [STEP]
      9.639%, 08/15/06.................  $    20   $     18,200
    Sprint Spectrum L.P. Sr. Notes
      11.00%, 08/15/06.................       10         11,600
    Startec Global Communications Sr.
      Notes
      12.00%, 05/15/08.................       20         17,175
    TCI Communications, Inc. Sr. Notes
      8.65%, 09/15/04..................      560        646,800
    Telecommunications Techniques Co.
      Co. Guarantee Notes
      9.75%, 05/15/08..................       10          9,738
    Telehub Communication Corp. Units
      [STEP] 144A
      13.882%, 07/31/05................       10          5,675
    Telesystem International Wireless,
      Inc. Sr. Disc. Notes Cl-C [STEP]
      10.50%, 11/01/07.................       10          3,750
    TeleWest Communications PLC Sr.
      Notes 144A
      11.25%, 11/01/08.................       10         11,225
    Time Warner Telecom LLC Sr. Notes
      9.75%, 07/15/08..................      100        105,000
    Transtel SA Sr. Notes 144A
      12.50%, 11/01/07.................       15          8,325
    U.S. West Communications Notes
      5.625%, 11/15/08.................      200        202,250
    United International Holdings, Inc.
      Sr. Disc. Notes Cl-B [STEP]
      10.775%, 02/15/08................       20         10,800
    US Xchange LLC Sr. Notes
      15.00%, 07/01/08.................       10         10,400
    Versatel Telecom BV Sr. Notes
      13.25%, 05/15/08.................       20         19,850
    Versatel Telecom BV Units 144A
      13.25%, 05/15/08.................       10          9,925
    WinStar Communications, Inc. Sr.
      Sub. Notes [STEP]
      15.00%, 03/01/07.................       75         81,000
    WorldCom, Inc. Sr. Notes
      6.125%, 08/15/01.................      530        538,613
                                                   ------------
                                                      6,582,386
                                                   ------------
TRANSPORTATION -- 0.0%
    MC Shipping, Inc. Sr. Notes
      11.25%, 03/01/08.................       10          6,800
    Navistar International Corp.
      Sr. Notes C1-B
      7.00%, 02/01/03..................       50         50,188
    Navistar International Corp. Sr.
      Sub. Notes Cl-B
      8.00%, 02/01/08..................       50         50,938
                                                   ------------
                                                        107,926
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
UTILITIES -- 0.9%
    AES China Generating Co. Ltd. Sr.
      Notes
      10.125%, 12/15/06................  $    10   $      7,250
    American Eco Corp. Co. Guarantee
      Notes Cl-B
      9.625%, 05/15/08.................       30         20,250
    Arizona Public Service Co. Sr.
      Notes
      6.75%, 11/15/06..................      415        440,419
    Baltimore Gas & Electric Co. Medium
      Term Notes
      6.90%, 02/01/05..................      705        760,519
    Calpine Corp. Sr. Notes
      7.875%, 04/02/08.................       20         20,150
    Cleveland Electric Illuminating Co.
      First Mtge. Cl-B
      9.50%, 05/15/05..................       25         27,594
    Cleveland Electric Illumination Co.
      Notes
      6.86%, 10/01/08..................       30         29,703
    Coho Energy, Inc. Sr. Sub. Notes
      8.875%, 10/15/07.................       10          8,400
    Columbia Gas Systems, Inc. Debs.
      6.61%, 11/28/02..................      480        501,000
    Connecticut Light & Power Co. First
      Mtge.
      7.875%, 06/01/01.................       40         41,800
    El Paso Electric Co. First Mtge.
      Cl-E
      9.40%, 05/01/11..................       10         11,613
    K N Energy, Inc. Debs
      6.80%, 03/01/08..................      100        101,750
    K N Energy, Inc. Sr. Notes
      6.45%, 03/01/03..................      350        351,313
    Niagara Mohawk Power Corp. Notes
      9.95%, 06/01/00..................       50         52,474
      7.375%, 07/01/03.................       10         10,238
    Niagara Mohawk Power Corp. Sr.
      Notes Cl-F
      7.625%, 10/01/05.................       10         10,500
    Niagara Mohawk Power Corp. Sr.
      Notes Cl-G
      7.75%, 10/01/08..................       50         54,250
    Northeast Utilities System Notes
      8.38%, 03/01/05..................       27         27,200
      8.58%, 12/01/06..................        8          8,490
    Ram Energy, Inc. Sr. Notes
      11.50%, 02/15/08.................       10          6,600
    Southern California Edison Co.
      Notes
      5.875%, 01/15/01.................    1,000      1,013,750

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Transamerican Energy Corp. Sr.
      Disc. Notes Cl-B
      11.50%, 06/15/02.................  $    70   $     26,600
      13.00%, 06/15/02 [STEP]..........      200         68,000
    York Power Funding Co. Co.
      Guarantee Notes 144A
      12.00%, 10/30/07.................       20         20,400
                                                   ------------
                                                      3,620,263
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $44,865,996)...................              45,206,835
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
    Federal Home Loan Bank
      4.78%, 01/22/99..................    7,000      6,980,637
                                                   ------------
    Federal Home Loan Mortgage Corp.
      5.04%, 01/22/99..................    5,000      4,986,141
      6.00%, 08/15/28..................      220        221,168
      7.50%, 04/01/28..................      284        291,437
      9.50%, 05/01/05..................      271        286,947
                                                   ------------
                                                      5,785,693
                                                   ------------
    Federal National Mortgage Assoc.
      5.50%, 02/01/11-05/01/11.........    1,349      1,331,733
      5.75%, 04/15/03..................    1,775      1,825,578
      6.00%, 05/15/08-10/01/13.........    3,616      3,719,533
      6.50%, 09/01/10-11/01/28.........    3,850      3,891,505
      7.00%, 08/01/07-08/01/13.........      625        640,008
      8.50%, 10/15/08..................      708        751,963
                                                   ------------
                                                     12,160,320
                                                   ------------
    Government National Mortgage Assoc.
      6.50%, 04/15/28..................      518        523,438
      7.00%, 11/15/23-09/15/28.........    2,049      2,097,990
      8.00%, 01/15/29 [TBA]............    2,525      2,625,211
      10.00%, 06/15/13.................      362        395,848
                                                   ------------
                                                      5,642,487
                                                   ------------
    (Cost $30,301,823).................              30,569,137
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 8.3%
    U.S. Treasury Bills
      4.32%, 03/04/99#.................    1,750      1,737,438
                                                   ------------
    U.S. Treasury Bonds
      6.375%, 08/15/27#................    8,240      9,456,271
      6.125%, 11/15/27.................    1,645      1,839,090
      5.50%, 08/15/28..................      220        230,588
      5.25%, 11/15/28..................      610        624,860
                                                   ------------
                                                     12,150,809
                                                   ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    U.S. Treasury Notes
      4.50%, 09/30/00..................  $ 5,445   $  5,437,462
      4.625%, 11/30/00.................    2,445      2,447,326
      5.50%, 05/31/03#.................    1,480      1,528,317
      5.25%, 08/15/03..................    5,325      5,462,700
      4.25%, 11/15/03..................    2,300      2,271,082
      5.625%, 05/15/08.................    2,400      2,562,681
      4.75%, 11/15/08..................      455        458,542
                                                   ------------
                                                     20,168,110
                                                   ------------
    (Cost $33,267,496).................              34,056,357
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.4%
    Advanta Mtge. Loan Trust Series
      1997-2 Cl-A2
      7.05%, 05/25/21..................      805        825,382
    Advanta Mtge. Loan Trust Series
      1997-3 Cl-A3
      6.69%, 04/25/17..................      655        672,020
    Amresco Commercial Mtge. Funding I
      Series 1997-C1 Cl-A1
      6.73%, 06/17/29..................      625        648,072
    Amresco Residential Securities
      Mtge. Loan Trust Series 1997-3
      Cl-A3
      6.60%, 01/25/18..................      440        441,155
    Capita Equipment Receivables Trust
      Series 1996-1 Cl-A4
      6.28%, 06/15/00..................      600        603,278
    Commercial Mtge. Acceptance Corp.
      Series 1997-ML1 Cl-A2
      6.53%, 12/15/30..................      255        265,370
    Commercial Mtge. Acceptance Corp.
      Series 1997-ML1 Cl-A3
      6.57%, 10/15/07..................      700        732,904
    Commercial Mtge. Acceptance Corp.
      Series 1998-C2 Cl-A1
      5.80%, 09/01/30..................      557        554,877
    Federal National Mtge. Assoc. REMIC
      Series 1989-71 Cl-J
      8.50%, 10/25/19..................      880        930,853
    Federal National Mtge. Assoc. REMIC
      Series 1993-240 Cl-B
      6.25%, 12/25/13..................      445        447,983
    Federal National Mtge. Assoc. REMIC
      Series 1997-61 Cl-ZC
      7.00%, 02/25/23..................      340        336,512
    First Union-Lehman Bros. Commercial
      Mtge. Series 1997-C2 Cl-A3
      6.65%, 06/18/08..................      210        219,480
    First Union-Lehman Bros. Commercial
      Mtge. Series 1998-C2 Cl-A1
      6.28%, 06/18/07..................      670        686,192
    General Motors Acceptance Corp.
      Commercial Mtge. Securities, Inc.
      Series 1998-C2 Cl-A1
      6.15%, 05/15/31..................      295        299,646

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    General Motors Acceptance Corp.
      Commercial Mtge. Securities, Inc.
      Series 1998-C2 Cl-A2
      6.42%, 08/15/08..................  $   380   $    394,382
    General Motors Acceptance Corp.
      Global Commercial Mtge.
      Securities, Inc.
      5.75%, 11/10/03..................      370        372,871
    Green Tree Financial Corp. Series
      1997-2 Cl-A6
      7.24%, 03/15/25..................      635        654,809
    Green Tree Financial Corp. Series
      1997-3 Cl-A4
      6.93%, 07/15/28..................    1,095      1,130,933
    Green Tree Financial Corp. Series
      1998-2 Cl-A5
      6.24%, 03/18/28..................    1,035      1,054,840
    Green Tree Recreational, Equipment
      & Consumer Trust Series 1997-B
      Cl-A1
      6.55%, 07/15/28..................      908        922,016
    Green Tree Recreational, Equipment
      & Consumer Trust Series 1998-A
      Cl-A1C
      6.18%, 06/15/19..................      819        834,449
    Independent National Mtge. Corp.
      Series 1994-V Cl-A1
      8.249%, 12/25/24.................      211        217,014
    Merrill Lynch Mtge. Investors, Inc.
      Series 1997-C2 Cl-A2
      6.54%, 12/10/29..................    1,160      1,213,331
    Merrill Lynch Mtge. Investors, Inc.
      Series 1998-C2 Cl-A1
      6.22%, 02/15/30..................      842        858,241
    Morgan Stanley Capital I Series
      1996-WF1 Cl-A2 144A
      7.227%, 01/16/06.................      655        695,733
    Mortgage Capital Funding, Inc.
      Series 1998-MC1 Cl-A2
      6.663%, 01/18/08.................      215        226,415
    PNC Mtge. Securities Corp. Series
      1997-6 Cl-A2
      6.60%, 01/01/00..................      337        339,020
    Provident Bank Home Equity Loan
      Trust Series 1997-4 Cl-A3
      6.91%, 01/25/29..................      455        468,812
    Securitized Asset Sales, Inc.
      Series 1993-J Cl-2B
      6.808%, 11/28/23.................      958        940,628
                                                   ------------
    (Cost $17,590,612).................              17,987,218
                                                   ------------
FOREIGN BONDS -- 0.1%
CANADA -- 0.1%
    Quebec Province Debs.
      7.00%, 01/30/07..................      405        438,413

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
NETHERLANDS -- 0.0%
    Asia Pulp & Paper Finance II
      Mauritius Ltd.
      12.00%, 12/29/49.................  $    45   $     24,693
                                                   ------------
TOTAL FOREIGN BONDS (Cost $470,687)....                 463,106
                                                   ------------
COMMERCIAL PAPER -- 4.1%
    Falcon Asset Securitization Corp.
      5.20%, 02/18/99..................    1,000        993,333
    GTE Funding, Inc.
      5.27%, 02/11/99..................    5,000      4,969,990
    Preferred Receivables Funding Corp.
      5.22%, 02/25/99..................    6,000      5,954,901
    Windmill Funding Corp.
      5.28%, 01/13/99..................    5,000      4,991,477
                                                   ------------
    (Cost $16,906,407).................              16,909,701
                                                   ------------
REPURCHASE AGREEMENTS -- 5.1%
    Merrill Lynch & Co., Inc., 4.80%,
      dated 12/31/98, maturing
      01/04/99, repurchase price
      $20,913,148 (Collateralized by
      U.S. Treasury Notes, par value
      $20,955,000, market value
      $21,397,151 due 06/30/00)
      (Cost $20,902,000)...............   20,902     20,902,000
                                                   ------------
TOTAL INVESTMENTS -- 99.1%
  (Cost $372,164,853)..................             405,688,416
OTHER ASSETS LESS
  LIABILITIES -- 0.9%..................               3,646,856
                                                   ------------
NET ASSETS -- 100.0%...................            $409,335,272
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          RECEIVE         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
01/99        Buy    CAD       80,976   $   52,675   $   52,722       $     47
03/99        Buy    GBP      409,000      692,149      678,748        (13,401)
03/99        Buy    JPY  120,000,000    1,051,363    1,074,345         22,982
                                        ----------   ----------      --------
                                       $1,796,187   $1,805,815       $  9,628
                                       ===========  ===========      ========

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          DELIVER         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
03/99        Sell   GBP      409,000   $  683,234   $  678,748      $   4,486
03/99        Sell   JPY  120,000,000      917,431    1,074,344       (156,913)
                                        ----------   ----------     ---------
                                       $1,600,665   $1,753,092      ($152,427)
                                       ===========  ===========     =========

# Securities with an aggregate market value of $3,866,068 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                         UNREALIZED
                            EXPIRATION    NUMBER OF     APPRECIATION
       DESCRIPTION            MONTH       CONTRACTS    (DEPRECIATION)
---------------------------------------------------------------------
ASX Index.................    03/99            1         $    1,145
CAC Index.................    01/99           (5)           (11,552)
DAX Index.................    03/99           (4)           (74,698)
FTSE 100 Index............    03/99          (43)          (135,278)
MIB30 Index...............    03/99           19            319,699
NIKKEI 225 SMX Index......    03/99          (23)            96,338
NASDAQ 100................    03/99           27            512,444
Russell 2000..............    03/99           18            196,800
S&P 500...................    03/99           39            408,941
U.S. Treasury 30 Year
 Bonds....................    03/99          219           (111,174)
                                                         ----------
                                                         $1,202,665
                                                         ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.0% of net assets.

See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 91.9%
ADVERTISING -- 0.9%
    Lamar Advertising Co. Co. Guarantee
      Sr. Sub. Notes
      9.625%, 12/01/06.................  $ 1,700  $  1,848,750
    Outdoor Systems, Inc. Co. Guarantee
      Notes
      9.375%, 10/15/06.................      500       542,500
    Outdoor Systems, Inc. Sr. Sub.
      Notes
      8.875%, 06/15/07.................    2,650     2,848,750
                                                  ------------
                                                     5,240,000
                                                  ------------
AIRLINES -- 0.4%
    Aviation Sales Co. Co. Guarantee
      Sr. Sub. Notes
      8.125%, 02/15/08.................    2,500     2,487,500
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Oshkosh Truck Corp. Co. Guarantee
      Notes
      8.75%, 03/01/08..................    7,500       753,750
                                                  ------------
AUTOMOTIVE PARTS -- 1.7%
    Accuride Corp. Sr. Sub. Notes Cl-B
      9.25%, 02/01/08..................    1,500     1,477,500
    Aftermarket Technology, Inc. Sr.
      Sub. Notes
      12.00%, 08/01/04.................    1,938     2,044,590
    HDA Parts System, Inc. Sr. Sub.
      Notes 144A
      12.00%, 08/01/05.................    1,200     1,086,000
    Lear Corp. Sub. Notes
      9.50%, 07/15/06..................    2,500     2,775,000
    Lear Seating Corp. Sub. Notes
      8.25%, 02/01/02..................      550       553,437
    Oxford Automotive, Inc. Co.
      Guarantee Notes
      10.125%, 06/15/07................    2,300     2,380,500
                                                  ------------
                                                    10,317,027
                                                  ------------
BROADCASTING -- 7.8%
    Acme Television Co. Co. Guarantee
      Notes Cl-B [STEP]
      10.992%, 09/30/04................    3,100     2,487,750
    Australis Media Ltd. Sr. Disc.
      Notes [STEP]
      29.55%, 05/15/03.................       11           160
    Australis Media Ltd. Units [STEP]
      15.706%, 05/15/03................      625         9,375
    Big City Radio, Inc. Co. Guarantee
      Sr. Disc. Notes [STEP]
      10.867%, 03/15/05................    2,950     1,961,750
    Capstar Broadcasting Corp. Sr. Sub.
      Notes
      9.25%, 07/01/07..................    1,400     1,463,000
    Chancellor Media Corp. Co.
      Guarantee Notes Cl-B
      10.50%, 01/15/07.................    1,700     1,895,500

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Chancellor Media Corp. LA Co.
      Guarantee Notes Cl-B
      8.75%, 06/15/07..................  $ 1,750  $  1,802,500
    Chancellor Media Corp. LA Sr. Sub.
      Notes Cl-B
      8.125%, 12/15/07.................    5,150     5,137,125
    Chancellor Media Corp. Sr. Notes
      144A
      8.00%, 11/01/08..................    4,000     4,100,000
    Chancellor Media Corp. Sr. Sub.
      Notes
      9.375%, 10/01/04.................    1,150     1,198,875
      9.00%, 10/01/08 144A.............    2,200     2,321,000
    Cumulus Media, Inc. Co. Guarantee
      Notes
      10.375%, 07/01/08................    1,850     1,970,250
    Diva Systems Corp. Sr. Disc. Notes
      [STEP] 144A
      11.896%, 03/01/08................    1,625       613,437
    Echostar Satellite Broadcasting Co.
      Sr. Disc. Notes [STEP]
      10.35%, 03/15/04.................    4,525     4,536,312
    Fox/Liberty Networks LLC Sr. Disc.
      Notes [STEP]
      9.534%, 08/15/07.................    5,550     3,857,250
    Fox/Liberty Networks LLC Sr. Notes
      8.875%, 08/15/07.................    1,625     1,657,500
    NWCG Holding Corp. Sr. Disc. Notes
      [ZCB]
      13.196%, 06/15/99................      300       292,779
    SFX Broadcasting, Inc. Sr. Sub.
      Notes Cl-B
      10.75%, 05/15/06.................      773       854,165
    Sinclair Broadcasting Group, Inc.
      Co. Guarantee Notes
      9.00%, 07/15/07..................    2,000     2,045,000
    Sinclair Broadcasting Group, Inc.
      Sr. Sub. Notes
      10.00%, 09/30/05.................    2,500     2,637,500
    Sinclair Broadcasting Group, Inc.
      Sr. Sub. Notes
      8.75%, 12/15/07..................    3,650     3,713,875
    Young Broadcasting, Inc. Sr. Sub.
      Notes
      10.125%, 02/15/05................    1,175     1,239,625
    Young Broadcasting, Inc. Sr. Sub.
      Notes Cl-B
      9.00%, 01/15/06..................      500       508,750
                                                  ------------
                                                    46,303,478
                                                  ------------
BUILDING MATERIALS -- 0.6%
    American Builders & Contractors
      Supply Co., Inc. Notes Cl-B
      10.625%, 05/15/07................    1,625     1,519,375
    Falcon Building Products, Inc. Co.
      Guarantee Notes Cl-B [STEP]
      9.868%, 06/15/07.................    2,500     1,487,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Falcon Building Products, Inc. Co.
      Guarantee Sr. Sub. Notes Cl-B
      9.50%, 06/15/07..................  $   350  $    313,250
                                                  ------------
                                                     3,320,125
                                                  ------------
BUSINESS SERVICES -- 1.2%
    Dialog Corp. PLC Sr. Sub. Notes
      Cl-A
      11.00%, 11/15/07.................    3,250     3,250,000
    Fisher Scientific International,
      Inc. Sr. Sub. Notes 144A
      9.00%, 02/01/08..................    1,850     1,850,000
    U.S. Office Products Co. Sr. Sub.
      Notes
      9.75%, 06/15/08..................    3,175     2,079,625
                                                  ------------
                                                     7,179,625
                                                  ------------
CABLE TELEVISION -- 8.8%
    CSC Holdings, Inc. Sr. Notes
      7.875%, 12/15/07.................    1,700     1,793,160
    CSC Holdings, Inc. Sr. Sub. Debs
      9.875%, 02/15/13.................      500       558,750
    CSC Holdings, Inc. Sr. Sub. Notes
      9.25%, 11/01/05..................    3,925     4,199,750
      9.875%, 05/15/06.................      300       331,500
    Charter Communications Southeast
      Holdings Capital Corp. Disc.
      Notes Cl-B [STEP]
      10.733%, 03/15/07................      900       805,500
    Charter Communications Southeast
      Holdings Capital Corp. Sr. Notes
      Cl-B
      11.25%, 03/15/06.................    1,150     1,290,875
    Comcast Corp. Sr. Sub. Debs
      9.375% 05/15/05..................    2,500     2,668,750
    Comcast U.K. Cable Corp. Debs.
      [STEP]
      10.997%, 11/15/07................    2,900     2,479,500
    Diamond Cable Communications PLC
      Sr. Disc. Notes [STEP]
      10.751%, 12/15/05................    4,000     3,330,000
    Diamond Holdings PLC Co. Guarantee
      Notes
      9.125%, 02/01/08.................    1,875     1,842,188
    Echostar DBS Corp. Co. Guarantee
      Notes
      12.50%, 07/01/02.................      850       986,000
    Lenfest Communications, Inc. Sr.
      Notes
      8.375%, 11/01/05.................    2,150     2,338,125
    Lenfest Communications, Inc. Sr.
      Sub. Notes
      8.25%, 02/15/08..................    2,275     2,383,063
    NTL, Inc. Sr. Notes [STEP]
      9.602%, 04/01/08.................    5,525     3,432,406
      11.412%, 10/01/08 144A...........    5,000     3,150,000
    Pegasus Communications Corp. Sr.
      Notes 144A
      9.75%, 12/01/06..................    1,500     1,511,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pegasus Communications Corp. Sr.
      Notes Cl-B
      9.625%, 10/15/05.................  $ 2,125  $  2,135,625
    Rogers Cablesystems of America,
      Inc. Sr. Notes
      10.00%, 12/01/07.................    1,350     1,518,750
      11.00% 12/01/15..................      750       881,250
    Rogers Cablesystems of America,
      Inc. Sr. Notes Cl-B
      10.00%, 03/15/05.................    3,050     3,431,250
    TeleWest Communications PLC Debs.
      [STEP]
      10.457%, 10/01/07................   10,125     8,505,000
    TeleWest Communications PLC Sr.
      Notes 144A
      11.25%, 11/01/08.................      525       589,313
    United International Holdings, Inc.
      Sr. Disc. Notes Cl-B [STEP]
      10.75%, 02/15/08.................    4,300     2,343,500
                                                  ------------
                                                    52,505,505
                                                  ------------
CAPITAL GOODS -- 0.6%
    Buckeye Cellulos Corp. Sr. Sub.
      Notes
      8.50%, 12/15/05..................    1,500     1,567,500
      9.25%, 09/15/08..................    1,750     1,841,875
                                                  ------------
                                                     3,409,375
                                                  ------------
CHEMICALS -- 2.5%
    Foamex Capital Corp. Sr. Sub. Notes
      13.50%, 08/15/05.................      500       530,000
    Huntsman Corp. Sr. Sub. Notes 144A
      9.50%, 07/01/07..................    2,400     2,400,000
    ISP Holdings, Inc. Sr. Notes Cl-B
      9.75%, 02/15/02..................    1,000     1,067,500
      9.00%, 10/15/03..................    2,225     2,364,062
    Polymer Group, Inc. Co. Guarantee
      Notes Cl-B
      9.00%, 07/01/07..................    4,725     4,701,375
      8.75%, 03/01/08..................    2,450     2,419,375
    Sterling Chemicals Holdings, Inc.
      Sr. Disc. Notes [STEP]
      11.611%, 08/15/08................    2,350       904,750
    Sterling Chemicals, Inc. Sr. Sub.
      Notes
      11.75%, 08/15/06.................      275       237,875
                                                  ------------
                                                    14,624,937
                                                  ------------
CLOTHING & APPAREL -- 1.4%
    Dyersburg Corp. Co. Guarantee Notes
      Cl-B
      9.75%, 09/01/07..................    1,725     1,552,500
    GFSI, Inc. Sr. Sub. Notes Cl-B
      9.625%, 03/01/07.................    1,050     1,002,750
    Hosiery Corp. of America, Inc. Sr.
      Sub. Notes
      13.75%, 08/01/02.................      400       412,000
    Pillowtex Corp. Co. Guarantee Notes
      Cl-B
      9.00%, 12/15/07..................    1,575     1,630,125

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pillowtex Corp. Sr. Sub. Notes
      10.00%, 11/15/06.................  $ 1,950  $  2,096,250
    The Boyds Collection Ltd. Sr. Sub.
      Notes 144A
      9.00%, 05/15/08..................    1,200     1,290,000
                                                  ------------
                                                     7,983,625
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Alvey Systems, Inc. Sr. Sub. Notes
      11.375%, 01/31/03................    1,217     1,223,085
    American Business Information, Inc.
      Sr. Sub. Notes 144A
      9.50%, 06/15/08..................      725       583,625
    Verio, Inc. Sr. Notes 144A
      11.25%, 12/01/08.................    1,325     1,344,875
                                                  ------------
                                                     3,151,585
                                                  ------------
CONGLOMERATES -- 1.3%
    Eagle-Picher Industries, Inc. Co.
      Guarantee Notes
      9.375%, 03/01/08.................    2,950     2,802,500
    Hermes Europe Railtel BV Sr. Notes
      11.50%, 08/15/07.................    3,425     3,647,625
      10.375%, 01/15/09 144A...........    1,525     1,555,500
                                                  ------------
                                                     8,005,625
                                                  ------------
CONSTRUCTION -- 0.5%
    American Architectural Co. Co.
      Guarantee Notes
      11.75%, 12/01/07.................      950       821,750
    Building Materials Corp. Sr. Notes
      Cl-B
      8.00%, 10/15/07..................    2,250     2,269,687
                                                  ------------
                                                     3,091,437
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 5.4%
    Albecca, Inc. Sr. Sub. Notes 144A
      10.75%, 08/15/08.................    4,000     4,030,000
    American Safety Razor Co. Sr. Notes
      9.875%, 08/01/05.................    1,250     1,256,250
    Amscan Holdings, Inc. Sr. Sub.
      Notes
      9.875%, 12/15/07.................    1,175     1,101,562
    Cabot Safety Corp. Sr. Sub. Notes
      12.50%, 07/15/05.................    1,500     1,642,500
    Chattem, Inc. Co. Guarantee Notes
      Cl-B
      8.875%, 04/01/08.................    2,200     2,266,000
    Collins & Aikman Floor Coverings
      Corp. Sr. Sub. Notes
      10.00%, 01/15/07.................    1,400     1,470,000
    Collins & Aikman Products Corp. Sr.
      Sub. Notes
      11.50%, 04/15/06.................    3,900     4,056,000
    Diamond Brands Operating, Inc.
      Debs. [STEP]
      12.83%, 04/15/09.................    1,500       577,500
    Glenoit Corp. Co. Guarantee Notes
      11.00%, 04/15/07.................    2,000     1,870,000
    NBTY, Inc. Sr. Sub. Notes Cl-B
      8.625%, 09/15/07.................    2,350     2,303,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Playtex Family Products Corp. Sr.
      Sub. Notes
      9.00%, 12/15/03..................  $ 2,600  $  2,730,000
    Playtex Products, Inc. Notes Cl-B
      8.875%, 07/15/04.................      850       892,500
    Revlon Consumer Products Corp. Sr.
      Notes
      8.125%, 02/01/06.................    2,200     2,101,000
    Revlon Consumer Products Corp. Sr.
      Sub. Notes
      8.625%, 02/01/08.................    6,500     6,012,500
                                                  ------------
                                                    32,308,812
                                                  ------------
CONTAINERS & PACKAGING -- 1.7%
    Ball Corp. Sr. Sub. Notes 144A
      8.25%, 08/01/08..................      550       578,187
    Container Corp. of America Sr.
      Notes
      11.25%, 05/01/04.................      250       261,250
    Four M Corp. Sr. Notes
      12.00%, 06/01/06.................    1,300       981,500
    Owens-Illinois, Inc. Sr. Notes
      8.10%, 05/15/07..................    1,000     1,065,340
    Plastic Containers, Inc. Sr. Notes
      Cl-B
      10.00%, 12/15/06.................      450       474,750
    Stone Container Corp. Sr. Notes
      11.50%, 10/01/04.................    1,200     1,254,000
      12.58%, 08/01/16 [VR]............    1,550     1,581,000
    Stone Container Corp. Sr. Sub.
      Notes
      12.25%, 04/01/02.................      125       128,125
    Tekni-Plex, Inc. Co. Guarantee Sub.
      Notes Cl-B
      9.25%, 03/01/08..................    3,750     3,937,500
                                                  ------------
                                                    10,261,652
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.7%
    Amphenol Corp. Sr. Sub. Notes
      9.875%, 05/15/07.................    2,000     2,080,000
    Electronic Retailing Systems, Inc.
      Sr. Disc. Notes [STEP]
      13.25%, 02/01/04.................      875       319,375
    PX Escrow Corp. Sr. Disc. Notes
      [STEP]
      9.395%, 02/01/06.................    1,075       596,625
    Viasystems, Inc. Sr. Sub. Notes
      Cl-B
      9.75%, 06/01/07..................    1,625     1,519,375
    WESCO Distribution, Inc. Co.
      Guarantee Notes Cl-B
      9.125%, 06/01/08.................    3,850     3,869,250
    WESCO International, Inc. Sr. Disc.
      Notes Cl-B [STEP]
      11.145%, 06/01/08................    2,650     1,636,375
                                                  ------------
                                                    10,021,000
                                                  ------------
ENTERTAINMENT & LEISURE -- 3.3%
    AMF Group, Inc. Sr. Disc. Notes
      [STEP]
      10.188%, 03/15/06................    3,137     1,811,617

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Loews Cineplex Entertainment Corp.
      Sr. Sub. Notes
      8.875%, 08/01/08.................  $ 1,425  $  1,478,437
    Premier Parks, Inc. Sr. Disc. Notes
      [STEP]
      9.829%, 04/01/08.................    4,150     2,832,375
    Premier Parks, Inc. Sr. Notes
      9.25%, 04/01/06..................      875       910,000
      9.75%, 01/15/07..................      450       490,500
    Premier Parks, Inc. Sr. Notes Cl-A
      12.00%, 08/15/03.................    1,600     1,740,000
    Regal Cinemas, Inc. Sr. Sub. Notes
      9.50%, 06/01/08..................    3,500     3,622,500
      9.50%, 06/01/08 144A.............    1,750     1,811,250
    Six Flags Theme Parks Corp. Sr.
      Sub. Notes Cl-A [STEP]
      12.25%, 06/15/05.................    3,625     4,041,875
    True Temper Sports, Inc. Sr. Sub.
      Notes 144A
      10.875%, 12/01/08................      875       879,375
                                                  ------------
                                                    19,617,929
                                                  ------------
ENVIRONMENTAL SERVICES -- 1.5%
    Allied Waste North America, Inc.
      Sr. Notes 144A
      7.625%, 01/01/06.................    8,375     8,500,625
      7.875%, 01/01/09.................      625       634,375
                                                  ------------
                                                     9,135,000
                                                  ------------
EQUIPMENT SERVICES -- 0.4%
    Coinmach Corp. Sr. Notes Cl-D
      11.75%, 11/15/05.................    1,981     2,193,957
                                                  ------------
FARMING & AGRICULTURE -- 0.5%
    Dimon, Inc. Sr. Notes
      8.875%, 06/01/06.................    1,950     1,940,250
    Purina Mills, Inc. Sr. Sub. Notes
      9.00%, 03/15/10..................      950       950,000
                                                  ------------
                                                     2,890,250
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.4%
    GS Escrow Corp. Sr. Notes
      7.125%, 08/01/05.................    8,500     8,426,135
                                                  ------------
FINANCIAL SERVICES -- 0.4%
    ContiFinancial Corp. Sr. Notes
      8.125%, 04/01/08.................    1,000       715,000
    Unifrax Investment Corp. Sr. Notes
      10.50%, 11/01/03.................    1,650     1,674,750
                                                  ------------
                                                     2,389,750
                                                  ------------
FOOD -- 3.8%
    Agrilink Foods, Inc. Sr. Sub. Notes
      144A
      11.875%, 11/01/08................    3,500     3,570,000
    Ameriserv Food Distributor, Inc.
      Co. Guarantee Sr. Sub. Notes
      8.875%, 10/15/06.................    1,200     1,116,000
      10.125%, 07/15/07................    4,300     3,762,500

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Aurora Foods, Inc. Sr. Sub. Notes
      Cl-B
      9.875%, 02/15/07.................  $ 1,775  $  1,943,625
      8.75%, 07/01/08..................    1,250     1,306,250
    Carr-Gottstein Foods Co. Sr. Sub.
      Notes
      12.00%, 11/15/05.................    1,025     1,189,000
    Di Giorgio Corp. Sr. Notes Cl-B
      10.00%, 06/15/07.................    1,350     1,262,250
    Domino's, Inc. Sr. Sub. Notes 144A
      10.375%, 01/15/09................    1,775     1,775,000
    Eagle Family Foods, Inc. Co.
      Guarantee Notes Cl-B
      8.75%, 01/15/08..................    1,450     1,373,875
    International Home Foods, Inc. Sr.
      Sub. Notes
      10.375%, 11/01/06................      800       870,000
    Jitney-Jungle Stores, Inc. Sr. Sub.
      Notes
      10.375%, 09/15/07................    2,725     2,779,500
    Nebco Evans Holding Co. Sr. Disc.
      Notes [STEP]
      11.645%, 07/15/07................    1,250       606,250
    Stater Brothers Holdings, Inc. Sr.
      Sub. Notes
      9.00%, 07/01/04..................    1,125     1,102,500
                                                  ------------
                                                    22,656,750
                                                  ------------
FURNITURE -- 0.3%
    Sealy Mattress Co. Co. Guarantee
      Notes Cl-B [STEP]
      10.875%, 12/15/07................    1,000       605,000
    Sealy Mattress Co. Sr. Sub. Notes
      Cl-B
      9.875%, 12/15/07.................      775       751,750
    Werner Holdings Co., Inc. Co.
      Guarantee Notes Cl-A
      10.00%, 11/15/07.................      325       323,375
                                                  ------------
                                                     1,680,125
                                                  ------------
HEALTHCARE SERVICES -- 3.0%
    Alliance Imaging, Inc. Sr. Sub.
      Notes
      9.625%, 12/15/05.................    1,150     1,144,250
    Everest Healthcare Services, Inc.
      Co. Guarantee Notes
      9.75%, 05/01/08..................    1,575     1,575,000
    Fisher Scientific International,
      Inc. Sr. Sub. Notes
      9.00%, 02/01/08..................    2,475     2,475,000
    Hudson Respiratory Care, Inc. Sr.
      Sub. Notes
      9.125%, 04/15/08.................      850       692,750
    Icon Fitness Corp. Sr. Disc. Notes
      Cl-B [STEP]
      14.00%, 11/15/06.................    1,100        16,500
    Tenet Healthcare Corp. Sr. Sub.
      Notes
      8.00%, 01/15/05..................    4,200     4,311,678
      8.625%, 01/15/07.................    3,500     3,657,500
      8.125%, 12/01/08 144A............    4,000     4,150,000
                                                  ------------
                                                    18,022,678
                                                  ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
HOTELS & MOTELS -- 0.2%
    Courtyard by Marriott Sr. Notes
      10.75%, 02/01/08.................  $ 1,100  $  1,138,500
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Continental Global Group, Inc. Sr.
      Notes Cl-B
      11.00%, 04/01/07.................    2,100     1,816,500
    Grove Worldwide LLC Sr. Sub. Notes
      9.25%, 05/01/08..................      875       800,625
    ISG Resources, Inc. Sr. Sub. Notes
      10.00%, 04/15/08.................    1,800     1,791,000
    MMI Products, Inc. Sr. Sub. Notes
      Cl-B
      11.25%, 04/15/07.................    1,600     1,736,000
                                                  ------------
                                                     6,144,125
                                                  ------------
MACHINERY & EQUIPMENT -- 2.9%
    Anchor Lamina, Inc. Sr. Sub. Notes
      9.875%, 02/01/08.................      800       724,000
    Clark Materials Handling Corp. Co.
      Guarantee Sr. Sub. Notes Cl-D
      10.75%, 11/15/06.................    2,625     2,684,062
    Columbus McKinnon Corp. Co.
      Guarantee Notes
      8.50%, 04/01/08..................    1,550     1,457,000
    Fairfield Manufacturing Co. Sr.
      Sub. Notes
      11.375%, 07/01/01................      900       927,000
    Johnstown America Industries, Inc.
      Sr. Sub. Notes Cl-C
      11.75%, 08/15/05.................      700       742,000
    National Equipment Services, Inc.
      Sr. Sub. Notes 144A
      10.00%, 11/30/04.................    2,600     2,587,000
    National Equipment Services, Inc.
      Sr. Sub. Notes Cl-B
      10.00%, 11/30/04.................    1,275     1,268,625
    NationsRent, Inc. Sr. Sub. Notes
      144A
      10.375%, 12/15/08................    3,100     3,084,500
    United Rentals, Inc. Sr. Sub. Notes
      144A
      9.25%, 01/15/09..................    3,600     3,627,000
                                                  ------------
                                                    17,101,187
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    CONMED Corp. Co. Guarantee Sr. Sub.
      Notes
      9.00%, 03/15/08..................    2,450     2,468,375
    Dade International, Inc. Sr. Sub.
      Notes Cl-B
      11.125%, 05/01/06................    2,475     2,864,687
                                                  ------------
                                                     5,333,062
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
METALS & MINING -- 2.0%
    AEI Holding, Inc. Co. Guarantee
      Sub. Notes 144A
      10.50%, 12/15/05.................  $ 1,950  $  1,920,750
    AEI Resources, Inc. Sr. Sub. Notes
      144A
      11.50%, 12/15/06.................    3,375     3,358,125
    Euramax International PLC Sr. Sub.
      Notes
      11.25%, 10/01/06.................    1,375     1,375,000
    Metals USA, Inc. Co. Guarantee Sr.
      Sub. Notes
      8.625%, 02/15/08.................      250       236,250
    Neenah Corp. Sr. Sub Notes 144A
      11.125%, 05/01/07................    1,000     1,032,500
    Neenah Corp. Sr. Sub. Notes Cl-B
      11.125%, 05/01/07................    1,725     1,781,062
    Ryerson Tull, Inc. Notes
      8.50%, 07/15/01..................    1,000     1,054,290
      9.125%, 07/15/06.................      900     1,012,752
                                                  ------------
                                                    11,770,729
                                                  ------------
OFFICE EQUIPMENT -- 0.4%
    United Stationers Supply Co. Sr.
      Sub. Notes
      12.75%, 05/01/05.................    1,169     1,309,280
      8.375%, 04/15/08.................    1,000     1,002,500
                                                  ------------
                                                     2,311,780
                                                  ------------
OIL & GAS -- 3.3%
    Chiles Offshore LLC Corp. Co.
      Guarantee Notes
      10.00%, 05/01/08.................    1,875     1,509,375
    Continental Resource, Inc. Co.
      Guarantee Notes
      10.25%, 08/01/08.................    3,000     2,505,000
    Dailey International, Inc. Co.
      Guarantee Notes Cl-B
      9.50%, 02/15/08..................    3,700     1,739,000
    DI Industries, Inc. Sr. Notes
      8.875%, 07/01/07.................      975       736,125
    Forcenergy, Inc. Sr. Sub. Notes
      9.50%, 11/01/06..................    2,650     2,053,750
      8.50%, 02/15/07..................    1,450     1,080,250
    Houston Exploration Co. Sr. Sub.
      Notes Cl-B
      8.625%, 01/01/08.................    1,000       985,000
    KCS Energy, Inc. Co. Guarantee Sr.
      Sub. Notes
      8.875%, 01/15/08.................    1,700       977,500
    Nuevo Energy Co. Co. Guarantee Sr.
      Sub. Notes Cl-B
      8.875%, 06/01/08.................      625       609,375
    Ocean Energy, Inc. Sr. Sub. Notes
      10.375%, 10/15/05................    1,775     1,837,125
    Ocean Rig Norway ASA Co. Guarantee
      Notes
      10.25%, 06/01/08.................      300       241,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pacalta Resource Ltd. Sr. Notes
      Cl-B
      10.75%, 06/15/04.................  $ 1,050  $    845,250
    Pride Petroleum Services, Inc. Sr.
      Notes
      9.375%, 05/01/07.................    2,500     2,337,500
    Universal Compression Holdings Sr.
      Disc. Notes [STEP]
      11.375%, 02/15/09................      350       194,250
    Universal Compression, Inc. Sr.
      Disc. Notes [STEP]
      9.739%, 02/15/08.................    3,175     1,825,625
                                                  ------------
                                                    19,476,625
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.2%
    S.D. Warren Co. Sr. Sub. Notes
      12.00%, 12/15/04.................    1,300     1,423,500
                                                  ------------
PRINTING & PUBLISHING -- 2.0%
    Affiliated Newspaper Investments,
      Inc. Sr. Disc. Notes [STEP]
      12.733%, 07/01/06................    2,200     2,271,500
    Garden State Newspapers, Inc. Sr.
      Sub. Notes
      12.00%, 07/01/04.................      200       219,000
    Garden State Newspapers, Inc. Sr.
      Sub. Notes Cl-B
      8.75%, 10/01/09..................    2,575     2,587,875
    Hollinger International Publishing
      Co. Co. Guarantee Sr. Sub. Notes
      9.25%, 02/01/06..................      800       844,000
      9.25%, 03/15/07..................    3,450     3,657,000
    K-III Communications Corp. Sr.
      Notes
      8.50%, 02/01/06..................    1,000     1,035,000
    Ziff-Davis, Inc. Sr. Sub. Notes
      8.50%, 05/01/08..................    1,575     1,527,750
                                                  ------------
                                                    12,142,125
                                                  ------------
REAL ESTATE -- 1.6%
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-A
      7.875%, 08/01/05.................      400       399,000
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-B
      7.875%, 08/01/08.................    5,000     4,875,000
    HMH Properties, Inc. Sr. Notes Cl-C
      8.45%, 12/01/08..................    2,500     2,512,500
    Trizec Finance Ltd. Sr. Notes
      10.875%, 10/15/05................    1,457     1,599,058
                                                  ------------
                                                     9,385,558
                                                  ------------
RESTAURANTS -- 0.3%
    Carrols Corp. Sr. Sub. Notes 144A
      9.50%, 12/01/08..................    1,500     1,518,750
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Community Distributors, Inc. Co.
      Guarantee Notes Cl-B
      10.25%, 10/15/04.................    1,000       925,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Leslie's Poolmart, Inc. Sr. Notes
      10.375%, 07/15/04................  $   950  $    983,250
                                                  ------------
                                                     1,908,250
                                                  ------------
TELECOMMUNICATIONS -- 22.1%
    American Cellular Corp. Sr. Notes
      144A
      10.50%, 05/15/08.................    3,150     3,134,250
    Arch Communications, Inc. Sr. Notes
      144A
      12.75%, 07/01/07.................    1,400     1,407,000
    Call-Net Enterprises, Inc. Sr.
      Disc. Notes [STEP]
      8.522%, 08/15/07.................    4,100     2,644,500
      8.522%, 08/15/08.................    3,800     2,251,500
    Centennial Cellular Corp. Sr. Sub.
      Notes 144A
      10.75%, 12/15/08.................    1,900     1,919,000
    Comcast Cellular Holdings Corp. Sr.
      Notes Cl-B
      9.50%, 05/01/07..................    1,975     2,118,188
    e.spire Communications, Inc. Sr.
      Disc. Notes [STEP]
      11.50%, 11/01/05.................    1,700     1,147,500
      13.748%, 04/01/06................    1,400       875,000
    e.spire Communications, Inc. Sr.
      Notes
      13.75%, 07/15/07.................      875       861,875
    Esprit Telecom Group PLC Sr. Notes
      11.50%, 12/15/07.................      750       780,000
    ICG Holdings, Inc. Co. Guarantee
      Sr. Disc. Notes [STEP]
      10.21%, 05/01/06.................    3,550     2,633,674
    ICG Services, Inc. Sr. Disc. Notes
      [STEP]
      9.875%, 05/01/08.................      850       441,346
    Intermedia Communications, Inc. Sr.
      Disc. Notes Cl-B [STEP]
      8.533%, 07/15/07.................    3,075     2,137,125
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.875%, 11/01/07.................    1,000       985,000
      8.60%, 06/01/08..................    1,900     1,814,500
    Intermedia Communications of
      Florida, Inc. Sr. Disc. Notes
      [STEP]
      10.749%, 05/15/06................    4,850     3,819,375
    International CableTel, Inc. Sr.
      Notes Cl-A [STEP]
      10.153%, 04/15/05................    1,050       950,250
    International CableTel, Inc. Sr.
      Notes Cl-B [STEP]
      10.408%, 02/01/06................    5,100     4,258,500
    IXC Communications, Inc. Sr. Sub.
      Notes
      9.00%, 04/15/08..................    3,100     3,119,375
    Level 3 Communications, Inc. Sr.
      Disc. Notes [STEP] 144A
      10.50%, 12/01/08.................    7,800     4,582,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Level 3 Communications, Inc. Sr.
      Notes
      9.125%, 05/01/08.................  $10,700  $ 10,673,250
    McLeodUSA, Inc. Sr. Disc. Notes
      [STEP]
      9.955%, 03/01/07.................    4,275     3,249,000
    McLeodUSA, Inc. Sr. Notes
      9.25%, 07/15/07..................    1,300     1,335,750
      8.375%, 03/15/08.................    1,250     1,262,500
    Metromedia Fiber Network, Inc. Sr.
      Notes 144A
      10.00%, 11/15/08.................    1,200     1,239,000
    MetroNet Communications Corp. Sr.
      Disc. Notes [STEP]
      10.299%, 11/01/07................    1,925     1,260,875
      9.866%, 06/15/08.................    6,050     3,735,875
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................    1,525     1,666,063
      10.625%, 11/01/08 144A...........    1,750     1,863,750
    Millicom International Cellular,
      Inc. Sr. Disc. Notes [STEP]
      11.01%, 06/01/06.................    4,275     3,024,563
    Nextel Communications, Inc. Sr.
      Disc. Notes [STEP]
      10.355%, 09/15/07................    3,975     2,583,750
      10.065%, 02/15/08................   11,800     7,139,000
    Nextel International, Inc. Sr.
      Disc. Notes [STEP]
      12.125%, 04/15/08................    1,750       820,540
    NEXTLINK Communications, Inc. Sr.
      Disc. Notes [STEP]
      10.039%, 04/15/08................    3,000     1,740,000
    NEXTLINK Communications, Inc. Sr.
      Notes
      9.625%, 10/01/07.................    1,250     1,221,875
      9.00%, 03/15/08..................    1,575     1,468,688
    Orange PLC Sr. Notes
      8.00%, 08/01/08..................    2,875     2,889,375
    Paging Network, Inc. Sr. Sub. Notes
      10.00%, 10/15/08.................    3,100     3,007,000
    Pathnet, Inc. Sr. Notes
      12.25%, 04/15/08.................    2,350     1,786,000
    Pegasus Media & Communications,
      Inc. Notes
      12.50%, 07/01/05.................      975     1,077,375
    PSINet, Inc. Sr. Notes 144A
      11.50%, 11/01/08.................    1,500     1,560,000
    PSINet, Inc. Sr. Notes Cl-B
      10.00%, 02/15/05.................    2,400     2,388,000
    Qwest Communications International,
      Inc. Sr. Disc. Notes [STEP]
      8.59%, 10/15/07..................    4,100     3,218,500
    Qwest Communications International,
      Inc. Sr. Disc. Notes Cl-B [STEP]
      8.29%, 02/01/08..................    2,250     1,710,000
    Qwest Communications International,
      Inc. Sr. Notes 144A
      7.50%, 11/01/08..................    1,000     1,050,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Qwest Communications International,
      Inc. Sr. Notes Cl-B
      10.875%, 04/01/07................  $ 1,135  $  1,310,925
    Rogers Cantel, Inc. Sr. Sub. Notes
      8.80%, 10/01/07..................    4,000     4,055,000
    Sitel Corp. Co. Guarantee Sr. Sub.
      Notes
      9.25%, 03/15/06..................    2,800     2,534,000
    Telecommunications Techniques Corp.
      Co. Guarantee Notes
      9.75%, 05/15/08..................    3,750     3,656,250
    Telesystem International Wireless,
      Inc. Sr. Disc. Notes Cl-B [STEP]
      12.344%, 06/30/07................    5,125     2,203,750
    Telesystem International Wireless,
      Inc. Sr. Disc. Notes Cl-C [STEP]
      10.50%, 11/01/07.................      800       296,000
    Teligent, Inc. Sr. Disc. Notes Cl-B
      [STEP]
      11.70%, 03/01/08.................    1,000       495,000
    Teligent, Inc. Sr. Notes
      11.50%, 12/01/07.................    3,250     3,006,250
    Triton Communications LLC Co.
      Guarantee Sub. Notes [STEP]
      11.291%, 05/01/08................    4,850     2,291,625
    UIH Australia Pacific, Inc. Sr.
      Disc. Notes [STEP]
      12.854%, 05/15/06................    3,100     1,581,000
    US Xchange LLC Sr. Notes
      15.00%, 07/01/08.................    1,425     1,499,813
    USA Mobile Communications Holdings,
      Inc. Sr. Notes
      9.50%, 02/01/04..................    1,050       955,500
    Viatel, Inc. Sr. Disc. Notes [STEP]
      11.473%, 04/15/08................      850       484,500
    Viatel, Inc. Sr. Notes
      11.25%, 04/15/08.................    2,525     2,537,625
                                                  ------------
                                                   131,758,425
                                                  ------------
TRANSPORTATION -- 2.2%
    Allied Holdings, Inc. Notes Cl-B
      8.625%, 10/01/07.................    1,400     1,428,000
    Ameritruck Distribution Corp. Sr.
      Sub. Notes Cl-B ++
      12.25%, 11/15/05.................    1,950       126,750
    Gearbulk Holding Ltd. Sr. Notes
      11.25%, 12/01/04.................    1,950     2,067,000
    Johnstown America Industries, Inc.
      Sr. Sub. Notes
      11.75%, 08/15/05.................      600       636,000
    Statia Terminals, Inc. First Mtge.
      Cl-A
      11.75%, 11/15/03.................    1,000     1,005,000
    Stena AB Sr. Notes
      10.50%, 12/15/05.................    3,275     3,397,813
      8.75%, 06/15/07..................    2,175     2,082,563
    Stena Line AB Sr. Notes
      10.625%, 06/01/08................    1,250     1,131,250

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    The Holt Group Sr. Notes 144A
      9.75%, 01/15/06..................  $ 1,350  $    951,750
                                                  ------------
                                                    12,826,126
                                                  ------------
UTILITIES -- 0.8%
    California Energy Co., Inc. Sr.
      Notes
      9.50%, 09/15/06..................    1,000     1,115,000
    El Paso Electric Co. First Mtge.
      Cl-E
      9.40%, 05/01/11..................    1,225     1,391,073
    International Utility Structures,
      Inc. Sr. Sub. Notes
      10.75%, 02/01/08.................      925       864,875
    Niagara Mohawk Power Corp. Sr.
      Disc. Notes Cl-H [STEP]
      8.242%, 07/01/10.................    2,100     1,633,023
                                                  ------------
                                                     5,003,971
                                                  ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $567,361,693)........................            547,220,345
                                                  ------------

                                          SHARES
                                          ------
COMMON STOCK -- 0.0%
BROADCASTING -- 0.0%
    Australis Holdings Warrants*.......     1,000             0
    Diva Systems Corp. Warrants*.......     4,875             0
                                                   ------------
                                                              0
                                                   ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*........................     1,075        16,125
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Hosiery Corp. of America, Inc.*....       300         2,175
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing System, Inc.
      Warrants 144A*...................       875         4,375
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.0%
    ICF Kaiser International, Inc.
      Warrants*........................     1,200             0
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Corp.
      Warrants 144A*...................       250           125
                                                   ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................       300        16,500
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*............................     1,000       150,000
                                                   ------------
TELECOMMUNICATIONS -- 0.0%
    Cellular Communications
      International, Inc. Warrants*....     1,100        68,200
    MetroNet Communications Corp.
      Warrants 144A*...................     1,525        64,294
    Pathnet, Inc. Warrants*............     2,350        23,794
    Pegasus Communications Corp.
      144A*............................     1,128        28,271

                                          SHARES      VALUE
                                          ------      -----
    Pegasus Communications Corp.
      Warrants*........................     1,500        30,750
    Sullivan Broadcasting Holdings*....     2,400             0
    UIH Australia Warrants*............     3,100         3,488
    Wireless One, Inc. Warrants*.......     1,500             0
                                                   ------------
                                                        218,797
                                                   ------------
TOTAL COMMON STOCK (Cost $27,988)......                 408,097
                                                   ------------
PREFERRED STOCK -- 4.0%
BROADCASTING -- 1.6%
    Benedek Communications Corp. 11.50%
      [PIK]............................     1,600     1,288,000
    Capstar Broadcasting Corp. 12.00%
      [PIK]............................     7,335       882,034
    CBS Radio, Inc. Sub. Debs. 11.375%
      [PIK]............................    18,357     2,152,358
    Cumulus Media, Inc. Cl-A 13.75%....     1,292     1,395,360
    Echostar Communications Corp. Cl-B
      12.125% [PIK]....................       667       777,181
    SFX Broadcasting, Inc. Cl-E 12.625%
      [PIK]............................     8,561     1,035,881
    Sinclair Capital 11.625%...........    18,500     1,961,000
                                                   ------------
                                                      9,491,814
                                                   ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A 9.125% [PIK]................    30,000       768,750
                                                   ------------
FOOD -- 0.1%
    Nebco Evans Holding Co.
      11.25% [PIK].....................     7,594       383,497
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    River Holding Corp. Cl-B
      11.50% [PIK].....................     5,300       235,850
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc. $13.00 [PIK] 144A...........       125       113,125
    International Utility Structures,
      Inc. 13.00% [PIK] 144A...........         8           706
                                                   ------------
                                                        113,831
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      $11.25...........................       650       627,250
                                                   ------------
PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc. Cl-D $10.00.........    10,750     1,123,375
    Primedia, Inc. Cl-F $9.20..........    15,000     1,477,500
    Primedia, Inc. Cl-H 8.625%.........    43,100     4,159,150
                                                   ------------
                                                      6,760,025
                                                   ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
TELECOMMUNICATIONS -- 0.7%
    Nextel Communications, Inc.
      13.00% [PIK].....................     1,025  $  1,063,720
    Nextel Communications, Inc. Cl-E
      11.125% [PIK]....................       814       704,110
    Pegasus Communications Corp. Cl-A
      12.75% [PIK].....................     2,154     2,078,610
    Viatel, Inc. Cl-A 10.00% [PIK].....     1,722       190,295
                                                   ------------
                                                      4,036,735
                                                   ------------
UTILITIES -- 0.2%
    El Paso Electric Co. 11.40%
      [PIK]............................    12,892     1,385,890
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $22,786,869).............................    23,803,642
                                                   ------------
REPURCHASE AGREEMENTS -- 2.3%
    Greenwich Capital Markets, Inc.,
      4.50% dated 12/31/98, maturing
      01/04/99, repurchase price
      $13,524,759 (Collateralized by
      U.S. Treasury Bonds, par value
      $8,151,000, market value
      $13,829,955 due 02/15/15)
      (Cost $13,518,000)...............   $13,518  $ 13,518,000
                                                   ------------

                                          SHARES
                                         --------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund.....   316,555       316,555
    Temporary Investment Fund..........   316,555       316,555
                                                   ------------
    (Cost $633,110)....................                 633,110
                                                   ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $604,327,660)............................   585,583,194
OTHER ASSETS LESS LIABILITIES -- 1.7%............    10,096,790
                                                   ------------
NET ASSETS -- 100.0%.............................  $595,679,984
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedule of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year this security amounted to less than 0.1% of net assets.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 14.0% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
U.S. STOCK -- 47.3%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ................     3,800   $    220,400
                                                     ------------
AEROSPACE -- 0.6%
    AlliedSignal, Inc. .................     9,600        425,400
    Boeing Co. .........................    11,768        383,931
    Litton Industries, Inc.*............     1,300         84,825
    Lockheed Martin Corp. ..............     2,800        237,300
    Northrop Grumman Corp. .............     1,100         80,437
    Primex Technologies, Inc. ..........       420         17,850
    Raytheon Co. Cl-A...................       535         27,653
    Raytheon Co. Cl-B...................     5,100        271,575
    United Technologies Corp. ..........     3,600        391,500
                                                     ------------
                                                        1,920,471
                                                     ------------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*.............     2,700        119,475
    AMR Corp.*..........................     3,800        225,625
    Delta Air Lines, Inc. ..............     2,600        135,200
    Southwest Airlines Co. .............     8,750        196,328
                                                     ------------
                                                          676,628
                                                     ------------
AUTOMOBILE MANUFACTURERS -- 0.6%
    Ford Motor Co. .....................    15,600        915,525
    General Motors Corp. ...............     9,900        708,469
    Honda Motor Co. Ltd. [ADR]..........     4,800        320,400
                                                     ------------
                                                        1,944,394
                                                     ------------
AUTOMOTIVE PARTS -- 0.3%
    Arvin Industries, Inc. .............     1,800         75,037
    Dana Corp. .........................     2,880        117,720
    Eaton Corp. ........................     1,600        113,100
    Federal-Mogul Corp. ................     1,900        113,050
    Genuine Parts Co. ..................     5,750        192,266
    Goodyear Tire & Rubber Co. .........     2,400        121,050
    Lear Corp.*.........................     3,100        119,350
    Mark IV Industries, Inc. ...........     4,300         55,900
    Superior Industries International,
      Inc. .............................     1,600         44,500
    TRW, Inc. ..........................     3,400        191,037
                                                     ------------
                                                        1,143,010
                                                     ------------
BEVERAGES -- 1.2%
    Anheuser-Busch Companies, Inc. .....     7,500        492,187
    Cadbury Schweppes PLC [ADR].........     3,473        240,505
    Coca-Cola Co. ......................    30,500      2,039,687
    Coca-Cola Enterprises, Inc. ........    11,300        403,975
    PepsiCo, Inc. ......................    18,600        761,437
                                                     ------------
                                                        3,937,791
                                                     ------------
BROADCASTING -- 0.3%
    CBS Corp. ..........................     9,000        294,750
    Chris-Craft Industries, Inc.*.......     1,379         66,451
    Clear Channel Communications,
      Inc.*.............................     4,400        239,800
    Gannett Co., Inc. ..................     5,200        344,175
                                                     ------------
                                                          945,176
                                                     ------------
BUILDING MATERIALS -- 0.2%
    Armstrong World Industries, Inc. ...       800         48,250
    CalMat Co. .........................     2,600         80,275

                                           SHARES       VALUE
                                           ------       -----
    Clayton Homes, Inc. ................     4,750   $     65,609
    Martin Marietta Materials Corp. ....     1,900        118,156
    Masco Corp. ........................     7,200        207,000
    Modine Manufacturing Co. ...........     1,100         39,875
    Vulcan Materials Co. ...............     1,300        171,031
                                                     ------------
                                                          730,196
                                                     ------------
BUSINESS SERVICES -- 0.1%
    Comdisco, Inc. .....................     5,700         96,187
    Equifax, Inc. ......................     3,700        126,494
    Manpower, Inc. .....................     3,800         95,712
    Navigant International, Inc.*.......       215          1,660
    Nielsen Media Research..............     1,166         20,988
    Olsten Corp. .......................     2,000         14,750
    Robert Half International, Inc.*....     3,150        140,766
                                                     ------------
                                                          496,557
                                                     ------------
CHEMICALS -- 0.8%
    AKZO Nobel NV [ADR].................     2,000         89,250
    Cabot Corp. ........................     3,000         83,812
    Crompton & Knowles Corp. ...........     3,800         78,612
    Dexter Corp. .......................     1,500         47,156
    Dow Chemical Co. ...................     3,600        327,375
    Du Pont, (E.I.) de Nemours & Co. ...    15,100        801,244
    FMC Corp.*..........................     1,600         89,600
    Great Lakes Chemical Corp. .........     2,500        100,000
    Hanna, (M.A.) Co. ..................     3,400         41,862
    IMC Global, Inc. ...................     3,700         79,087
    Lubrizol Corp. .....................     2,200         56,512
    Morton International, Inc. .........     4,500        110,250
    Olin Corp. .........................     2,100         59,456
    PPG Industries, Inc. ...............     3,600        209,700
    Rohm & Haas Co. ....................     4,800        144,600
    Schulman, (A.), Inc. ...............     3,000         68,062
    Solutia, Inc. ......................     5,560        124,405
    Witco Corp. ........................     3,100         49,406
                                                     ------------
                                                        2,560,389
                                                     ------------
CLOTHING & APPAREL -- 0.2%
    Cintas Corp. .......................     3,600        253,575
    Jones Apparel Group, Inc.*..........     5,200        114,725
    Nike, Inc. Cl-B.....................     5,500        223,094
    Springs Industries, Inc. Cl-A.......     2,000         82,875
    Unifi, Inc. ........................     3,200         62,600
                                                     ------------
                                                          736,869
                                                     ------------
COMPUTER HARDWARE -- 1.8%
    Compaq Computer Corp. ..............    19,568        820,633
    Dell Computer Corp.*................    20,800      1,522,300
    EMC Corp.*..........................     7,500        637,500
    Hewlett-Packard Co. ................    13,100        894,894
    International Business Machines
      Corp..............................    11,100      2,050,725
    Quantum Corp.*......................     5,300        112,625
    Seagate Technology, Inc.*...........     4,500        136,125
                                                     ------------
                                                        6,174,802
                                                     ------------
COMPUTER SERVICES & SOFTWARE -- 4.0%
    Adobe Systems, Inc. ................       600         28,050
    America Online, Inc.*...............    14,000      2,026,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Automatic Data Processing, Inc. ....     4,000   $    320,750
    Aztec Technology Partners, Inc.*....       430          1,586
    BMC Software, Inc.*.................     5,700        254,006
    Cadence Design Systems, Inc.*.......     6,000        178,500
    Ceridian Corp.*.....................     2,600        181,512
    Cisco Systems, Inc.*................    19,675      1,826,086
    CompUSA, Inc.*......................     3,500         45,719
    Computer Associates International,
      Inc. .............................     7,362        313,805
    Compuware Corp.*....................     5,700        445,312
    DST Systems, Inc.*..................       900         51,356
    Electronic Arts, Inc.*..............     2,800        157,150
    Electronic Data Systems Corp. ......     6,100        306,525
    First Data Corp. ...................     7,200        228,150
    Fiserv, Inc.*.......................     2,750        141,453
    Informix Corp.*.....................     2,900         28,637
    Keane, Inc.*........................     2,600        103,837
    Microsoft Corp.*....................    30,400      4,216,100
    NCR Corp.*..........................     2,400        100,200
    Network Associates, Inc.*...........     4,650        308,062
    Novell, Inc.*.......................     9,500        172,187
    Oracle Corp.*.......................    15,150        653,344
    Parametric Technology Corp.*........     5,000         81,875
    Paychex, Inc. ......................     5,400        277,762
    Policy Management Systems Corp.*....     1,200         60,600
    Sterling Commerce, Inc.*............     2,200         99,000
    Storage Technology Corp.*...........     3,700        131,581
    Structural Dynamics Research
      Corp.*............................     1,300         25,837
    Sun Microsystems, Inc.*.............     5,900        505,187
    Sungard Data Systems, Inc.*.........     3,200        127,000
    Symantec Corp.*.....................     2,600         56,550
    Synopsys, Inc.*.....................     2,300        124,775
    Tech Data Corp.*....................     1,900         76,475
                                                     ------------
                                                       13,655,469
                                                     ------------
CONGLOMERATES -- 0.8%
    Hanson PLC [ADR]....................       337         13,143
    Minnesota Mining & Manufacturing
      Co. ..............................     5,700        405,412
    Philip Morris Companies, Inc. ......    30,700      1,642,450
    Tomkins PLC [ADR]...................     6,000        120,000
    Tyco International Ltd. ............     7,400        558,237
                                                     ------------
                                                        2,739,242
                                                     ------------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. .........     1,650         55,378
    Jacobs Engineering Group, Inc.*.....     1,700         69,275
                                                     ------------
                                                          124,653
                                                     ------------
CONSUMER PRODUCTS & SERVICES -- 1.5%
    ACNielsen Corp.*....................     2,300         64,975
    Cendant Corp.*......................    12,168        231,952
    Colgate-Palmolive Co. ..............     4,000        371,500
    Corning, Inc. ......................     5,200        234,000
    Cross, (A.T.) Co. Cl-A..............     1,400          7,525
    Eastman Kodak Co. ..................     3,300        237,600
    Fortune Brands, Inc. ...............     4,100        129,662
    Gallaher Group PLC [ADR]............     2,400         65,250
    Gillette Co. .......................    14,300        690,869
    Imperial Tobacco Group PLC [ADR]....       675         14,259
    International Flavors & Fragrances,
      Inc. .............................     3,200        141,400

                                           SHARES       VALUE
                                           ------       -----
    Lancaster Colony Corp. .............     1,550   $     49,794
    National Presto Industries, Inc. ...       800         34,100
    Ogden Corp. ........................     1,600         40,100
    Pittston Brink's Group..............     1,300         41,437
    Premark International, Inc. ........     2,400         83,100
    Procter & Gamble Co. ...............    17,400      1,588,837
    Shaw Industries, Inc. ..............     5,100        123,675
    Sotheby's Holdings, Inc. Cl-A.......     3,400        108,800
    Stewart Enterprises, Inc. ..........     3,700         82,325
    Unilever NV.........................    10,200        845,962
    Whitman Corp. ......................     3,400         86,275
                                                     ------------
                                                        5,273,397
                                                     ------------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ....................     2,700        102,431
    First Brands Corp. .................     1,800         70,987
    Owens-Illinois, Inc.*...............     3,700        113,312
    Sealed Air Corp.*...................     2,400        122,550
    Sonoco Products Co. ................     3,910        115,834
                                                     ------------
                                                          525,114
                                                     ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.6%
    AES Corp.*..........................     4,800        227,400
    Altera Corp.*.......................     6,000        365,250
    American Power Conversion Corp.*....     3,800        184,062
    Analog Devices, Inc.*...............     9,633        302,235
    Applied Materials, Inc.*............     6,600        281,737
    Arrow Electronics, Inc.*............     4,500        120,094
    Diebold, Inc. ......................     2,700         96,356
    Emerson Electric Co. ...............     6,000        375,375
    General Electric Co. ...............    40,200      4,102,912
    Hitachi Ltd. [ADR]..................     2,400        145,050
    Honeywell, Inc. ....................     2,600        195,812
    Hubbell, Inc. Cl-B..................     2,500         95,000
    Koninklijke (Royal) Philips
      Electronics NV [ADR]..............     3,600        243,675
    Linear Technology Corp. ............     2,600        232,862
    Maxim Integrated Products, Inc.*....     4,500        196,594
    Molex, Inc. ........................     5,675        216,359
    Rockwell International Corp. .......     4,100        199,106
    SCI Systems, Inc.*..................     2,200        127,050
    Solectron Corp.*....................     3,600        334,575
    Symbol Technologies, Inc. ..........     1,975        126,277
    Tandy Corp. ........................     1,200         49,425
    Teleflex, Inc. .....................     1,800         82,125
    Teradyne, Inc.*.....................     3,100        131,362
    Texas Instruments, Inc. ............     3,900        333,694
    Varian Associates, Inc. ............     1,900         71,962
                                                     ------------
                                                        8,836,349
                                                     ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. ....................     2,000         49,500
    Callaway Golf Co. ..................     2,200         22,550
    Circus Circus Enterprises, Inc.*....     2,700         30,881
    Disney, (Walt) Co. .................    25,292        758,760
    Harley-Davidson, Inc. ..............     5,300        251,087
    International Game Technology.......     4,600        111,837
    Mattel, Inc. .......................     4,100         93,531
    Mirage Resorts, Inc.*...............     3,800         56,762

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    President Casinos, Inc. Warrants*...       883   $         44
    Time Warner, Inc. ..................    15,200        943,350
    Viacom, Inc. Cl-B*..................     5,800        429,200
                                                     ------------
                                                        2,747,502
                                                     ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Allied Waste Industries, Inc.*......     5,400        127,575
    Browning-Ferris Industries, Inc. ...     4,740        134,794
    Tetra Tech, Inc.*...................     1,875         50,742
    U.S. Filter Corp.*..................     4,200         96,075
    Waste Management, Inc. .............    11,659        543,601
                                                     ------------
                                                          952,787
                                                     ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Australia and New Zealand Banking
      Group Ltd. [ADR]..................     3,600        117,000
    Banco Bilbao Vizcaya [ADR]..........    27,000        432,000
    Banco Frances SA [ADR]..............     5,060        104,995
    Bank of New York Co., Inc. .........     9,400        378,350
    Bank One Corp. .....................    14,834        757,461
    BankAmerica Corp. ..................    19,560      1,176,045
    BankBoston Corp. ...................     4,100        159,644
    Charter One Financial, Inc. ........     4,140        114,885
    Chase Manhattan Corp. ..............    11,112        756,310
    City National Corp. ................     1,800         74,925
    Crestar Financial Corp. ............     3,800        273,600
    Dime Bancorp, Inc. .................     4,100        108,394
    Fifth Third Bancorp.................     4,725        336,952
    First Security Corp. ...............     7,087        165,659
    First Tennessee National Corp. .....     5,400        205,537
    First Union Corp. ..................    12,608        766,724
    Firstar Corp. ......................     3,040        283,480
    Fleet Financial Group, Inc. ........     8,400        375,375
    Golden West Financial Corp. ........       800         73,350
    GreenPoint Financial Corp. .........     3,000        105,375
    Hibernia Corp. Cl-A.................     3,100         53,862
    Huntington Bancshares, Inc. ........     3,960        119,047
    Keycorp.............................     8,000        256,000
    Marshall & Ilsley Corp. ............     3,300        192,844
    Mellon Bank Corp. ..................     4,400        302,500
    Mercantile Bancorporation, Inc. ....     4,100        189,112
    Mercantile Bankshares Corp. ........     3,300        127,050
    Morgan, (J.P.) & Co., Inc. .........     2,600        273,162
    National City Corp. ................     2,160        156,600
    North Fork Bancorporation, Inc. ....     4,400        105,325
    Northern Trust Corp. ...............     3,600        314,325
    Old Kent Financial Corp. ...........     2,600        120,900
    Pacific Century Financial Corp. ....     3,900         95,062
    PNC Bank Corp. NA...................     5,520        298,770
    Regions Financial Corp. ............     2,700        108,844
    Silicon Valley Bancshares*..........     1,400         23,844
    Southtrust Corp. ...................     5,200        192,075
    State Street Boston Corp. ..........     2,900        201,731
    Summit Bancorp......................     4,600        200,962
    TCF Financial Corp. ................     3,800         91,912
    U.S. Bancorp........................    13,659        484,894
    Union Planters Corp. ...............     2,800        126,875
    Wells Fargo & Co. ..................    24,800        990,450

                                           SHARES       VALUE
                                           ------       -----
    Wilmington Trust Corp. .............     1,400   $     86,275
    Zions Bancorp.......................     2,000        124,750
                                                     ------------
                                                       12,003,232
                                                     ------------
FINANCIAL SERVICES -- 2.1%
    AMBAC, Inc. ........................     1,900        114,356
    American Express Co. ...............     5,100        521,475
    Associates First Capital Corp.
      Cl-A..............................    10,528        446,124
    Bear Stearns Companies, Inc. .......     3,715        138,848
    Block, (H&R), Inc. .................     3,700        166,500
    Capital One Financial Corp. ........     1,400        161,000
    Citigroup, Inc. ....................    28,670      1,419,165
    Echelon International Corp.*........       846         18,876
    Edwards, (A.G.), Inc. ..............     2,250         83,812
    Fannie Mae..........................    13,900      1,028,600
    FINOVA Group, Inc. .................     2,500        134,844
    Franklin Resources, Inc. ...........     5,700        182,400
    Freddie Mac.........................    10,600        683,037
    Grupo Financiero Bancomer [ADR]
      144A..............................     1,400          5,775
    Household International, Inc. ......     5,900        233,787
    Merrill Lynch & Co., Inc. ..........     3,900        260,325
    Morgan Stanley, Dean Witter &
      Co. ..............................     7,485        531,435
    Paine Webber Group, Inc. ...........     4,800        185,400
    Schwab, (Charles) Corp. ............     6,975        391,908
    SunAmerica, Inc. ...................     4,200        340,725
    The Dun & Bradstreet Corp. .........     1,500         47,344
    Waddell & Reed Financial, Inc.
      Cl-A..............................       260          6,170
    Waddell & Reed Financial, Inc.
      Cl-B..............................     1,117         25,960
    Washington Mutual, Inc. ............     3,750        143,203
                                                     ------------
                                                        7,271,069
                                                     ------------
FOOD -- 1.4%
    Albertson's, Inc. ..................     4,200        267,487
    American Stores Co. ................     2,800        103,425
    Archer-Daniels-Midland Co. .........    11,321        194,580
    Bestfoods, Inc. ....................     5,500        292,875
    Campbell Soup Co. ..................     6,100        335,500
    ConAgra, Inc. ......................     6,800        214,200
    Dean Foods Corp. ...................       900         36,731
    Diageo PLC [ADR]....................     4,147        191,799
    Dole Food Co. ......................     2,100         63,000
    General Mills, Inc. ................     2,500        194,375
    Heinz, (H.J.) Co. ..................     6,250        353,906
    Hershey Foods Corp. ................     3,200        199,000
    IBP, Inc. ..........................     4,300        125,237
    Interstate Bakeries Corp. ..........     3,000         79,312
    Kellogg Co. ........................     7,500        255,937
    Kroger Co.*.........................     5,400        326,700
    McCormick & Co., Inc. ..............     3,300        111,581
    Ralston Purina Co. .................     6,300        203,962
    Safeway, Inc.*......................     6,060        369,281
    Sara Lee Corp. .....................    12,400        349,525
    Smucker, (J.M.) Co. ................     1,600         39,600
    The Earthgrains Co. ................       592         18,315
    Tyson Foods, Inc. ..................     7,300        155,125
    U.S. Foodservice, Inc.*.............     2,100        102,900
    Universal Corp. ....................     1,800         63,225

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Universal Foods Corp. ..............     2,600   $     71,337
    Wrigley, (Wm., Jr.) Co. ............     1,300        116,431
                                                     ------------
                                                        4,835,346
                                                     ------------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. ..............     6,600        145,200
                                                     ------------
HEALTHCARE SERVICES -- 0.6%
    Amgen, Inc.*........................     4,600        480,987
    Apria Healthcare Group, Inc.*.......     7,500         67,031
    Columbia HCA Healthcare Corp. ......    11,096        274,626
    Concentra Managed Care, Inc.*.......     2,800         29,925
    Foundation Health Systems*..........     5,500         65,656
    Health Management Associates, Inc.
      Cl-A*.............................     5,950        128,669
    Healthsouth Corp.*..................     6,200         95,712
    IMS Health, Inc. ...................     3,500        264,031
    Omnicare, Inc. .....................     2,800         97,300
    Oxford Health Plans, Inc.*..........     1,300         19,337
    PacifiCare Health Systems, Inc.
      Cl-A*.............................       400         29,100
    PacifiCare Health Systems, Inc.
      Cl-B*.............................     1,400        111,300
    Quintiles Transnational Corp.*......     2,300        122,762
    Quorum Health Group, Inc.*..........     3,600         46,575
    Total Renal Care Holdings, Inc.*....     2,700         79,819
    United Healthcare Corp. ............     4,700        202,394
    Vencor, Inc.*.......................     2,200          9,900
    Ventas, Inc.*.......................     2,200         26,812
                                                     ------------
                                                        2,151,936
                                                     ------------
HOTELS & MOTELS -- 0.0%
    Promus Hotel Corp.*.................     2,600         84,175
    Starwood Hotels & Resorts [REIT]....     2,664         60,439
                                                     ------------
                                                          144,614
                                                     ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Harsco Corp. .......................     2,600         79,137
                                                     ------------
INSURANCE -- 1.5%
    Aetna, Inc. ........................     3,302        259,620
    AFLAC, Inc. ........................     8,400        369,600
    Allstate Corp. .....................    10,600        409,425
    American Financial Group, Inc. .....     2,400        105,300
    American General Corp. .............     4,300        335,400
    American International Group,
      Inc. .............................    12,425      1,200,566
    Chubb Corp. ........................     3,300        214,087
    CIGNA Corp. ........................     3,900        301,519
    Conseco, Inc. ......................     5,691        173,931
    General Re Corp. ...................     1,300        320,775
    HSB Group, Inc. ....................     1,650         67,753
    Lincoln National Corp. .............     1,700        139,081
    Loews Corp. ........................     2,100        206,325
    Old Republic International Corp. ...     4,600        103,500
    Progressive Corp. ..................     1,400        237,125
    Provident Companies, Inc. ..........     2,800        116,200
    ReliaStar Financial Corp. ..........     3,000        138,375
    Selective Insurance Group, Inc. ....     4,500         90,562
    Torchmark Corp. ....................     4,600        162,437

                                           SHARES       VALUE
                                           ------       -----
    Transatlantic Holdings, Inc. .......     1,050   $     79,341
    UNUM Corp. .........................     4,200        245,175
                                                     ------------
                                                        5,276,097
                                                     ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. ................       342          6,968
    Rayonier, Inc. .....................     1,600         73,500
                                                     ------------
                                                           80,468
                                                     ------------
MACHINERY & EQUIPMENT -- 0.6%
    AGCO Corp. .........................     2,100         16,537
    Black & Decker Corp. ...............     2,700        151,369
    Caterpillar, Inc. ..................     6,700        308,200
    Danaher Corp. ......................     4,500        244,406
    Deere & Co. ........................     4,000        132,500
    Federal Signal Corp. ...............     2,400         65,700
    Flowserve Corp. ....................     2,900         48,031
    Gencorp, Inc. ......................     2,800         69,825
    Illinois Tool Works, Inc. ..........     4,200        243,600
    Ingersoll-Rand Co. .................     2,700        126,731
    Kennametal, Inc. ...................     1,200         25,500
    Pall Corp. .........................     5,400        136,687
    Precision Castparts Corp. ..........       700         30,975
    Sequa Corp. Cl-A*...................       700         41,912
    Smith International, Inc.*..........     2,000         50,375
    Sundstrand Corp. ...................     2,200        114,125
    Tecumseh Products Co. Cl-A..........     1,400         65,275
    Thermo Electron Corp.*..............     6,300        106,706
    Weatherford International, Inc. ....     2,320         44,950
                                                     ------------
                                                        2,023,404
                                                     ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Abbott Laboratories.................    19,900        975,100
    Allegiance Corp. ...................     3,300        153,862
    Baxter International, Inc. .........     4,800        308,700
    Beckman Coulter, Inc. ..............       900         48,825
    Becton Dickinson & Co. .............     6,800        290,275
    Bergen Brunswig Corp. Cl-A..........     3,800        132,525
    Boston Scientific Corp.*............     8,800        235,950
    Centocor, Inc.*.....................     2,200         99,275
    Forest Laboratories, Inc.*..........     3,400        180,837
    Genzyme Tissue Repair*..............        63            142
    Guidant Corp. ......................     2,600        286,650
    Hillenbrand Industries, Inc. .......     2,200        125,125
    Johnson & Johnson Co. ..............    16,600      1,392,325
    Medtronic, Inc. ....................     5,900        438,075
    Stryker Corp. ......................     3,400        187,212
    Sybron International Corp.*.........     3,700        100,594
                                                     ------------
                                                        4,955,472
                                                     ------------
METALS & MINING -- 0.2%
    Aluminum Co. of America.............     3,900        290,794
    Barrick Gold Corp. .................     8,000        156,000
    Brush Wellman, Inc. ................     2,400         41,850
    Carpenter Technology Corp. .........     2,200         74,663
    Nucor Corp. ........................     2,800        121,100
    Placer Dome, Inc. ..................     9,900        113,850
                                                     ------------
                                                          798,257
                                                     ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
OFFICE EQUIPMENT -- 0.5%
    Herman Miller, Inc. ................     2,800   $     75,250
    Ikon Office Solutions, Inc. ........     2,300         19,694
    Office Depot, Inc.*.................     7,700        284,419
    Pitney Bowes, Inc. .................     4,900        323,706
    Standard Register Co. ..............     1,700         52,594
    Staples, Inc.*......................     7,750        338,578
    Wallace Computer Service, Inc. .....     2,900         76,488
    Xerox Corp. ........................     5,200        613,600
                                                     ------------
                                                        1,784,329
                                                     ------------
OIL & GAS -- 3.2%
    Amerada Hess Corp. .................     4,700        233,825
    Amoco Corp. ........................    11,900        718,463
    Anadarko Petroleum Corp. ...........     2,600         80,275
    Apache Corp. .......................     1,600         40,500
    Atlantic Richfield Co. .............     4,900        319,725
    BJ Services Co.*....................     9,000        140,625
    British Petroleum Co. PLC [ADR].....     3,000        268,875
    Chevron Corp. ......................     7,400        613,738
    El Paso Energy Corp. ...............     3,900        135,769
    ENI Co. SPA [ADR]...................     3,700        250,675
    Ensco International, Inc. ..........     5,500         58,781
    Exxon Corp. ........................    30,200      2,208,375
    Global Marine, Inc.*................     7,000         64,313
    Halliburton Co. ....................     5,800        171,825
    Helmerich & Payne, Inc. ............     1,800         34,875
    Keyspan Corp. ......................     4,500        139,500
    MCN Energy Group, Inc. .............     3,600         68,625
    Mobil Corp. ........................     9,000        784,125
    Murphy Oil Corp. ...................     2,400         99,000
    Nabors Industries, Inc.*............     4,300         58,319
    National Fuel Gas Co. ..............     2,000         90,375
    Noble Affiliates, Inc. .............     2,500         61,563
    Noble Drilling Corp.*...............     3,300         42,694
    Occidental Petroleum Corp. .........     8,900        150,188
    Phillips Petroleum Co. .............     4,000        170,500
    Ranger Oil Ltd.*....................     7,800         34,613
    Repsol SA [ADR].....................     3,000        163,875
    Royal Dutch Petroleum Co. ..........    33,600      1,608,600
    Schlumberger Ltd. ..................     6,700        309,038
    Shell Transport & Trading Co.
      [ADR].............................     6,000        223,125
    Societe Nationale Elf Aquitaine SA
      [ADR].............................     2,000        113,250
    Sonat, Inc. ........................     3,300         89,306
    Texaco, Inc. .......................     6,200        327,825
    Tidewater, Inc. ....................     2,700         62,606
    Tosco Corp. ........................     3,800         98,325
    Total SA [ADR]......................     3,900        194,025
    Transocean Offshore, Inc. ..........     2,800         75,075
    Ultramar Diamond Shamrock Corp. ....     2,800         67,900
    Union Pacific Resources Group,
      Inc. .............................     5,509         49,925
    Unocal Corp. .......................     5,200        151,775
    USX-Marathon Group..................     5,400        162,675
    Valero Energy Corp. ................     2,900         61,625
    Washington Gas Light Co. ...........     2,200         59,675
                                                     ------------
                                                       10,858,766
                                                     ------------

                                           SHARES       VALUE
                                           ------       -----
PAPER & FOREST PRODUCTS -- 0.4%
    Bowater, Inc. ......................     2,200   $     91,163
    Consolidated Papers, Inc. ..........     3,800        104,500
    Fort James Corp. ...................     4,100        164,000
    Georgia Pacific Group...............     1,500         87,844
    Georgia-Pacific Timber Group........     1,500         35,719
    Glatfelter, (P.H.) Co. .............     2,600         32,175
    International Paper Co. ............     5,000        224,063
    Kimberly-Clark Corp. ...............     8,400        457,800
    Wausau-Mosinee Paper Corp. .........     3,700         65,444
    Weyerhaeuser Co. ...................     4,500        228,656
                                                     ------------
                                                        1,491,364
                                                     ------------
PERSONAL SERVICES -- 0.1%
    Service Corp. International.........     5,300        201,731
                                                     ------------
PHARMACEUTICALS -- 3.6%
    American Home Products Corp. .......    16,600        934,788
    Biogen, Inc.*.......................     1,700        141,100
    Bristol-Meyers Squibb Co. ..........    12,300      1,645,894
    Cardinal Health, Inc. ..............     3,975        301,603
    Carter-Wallace, Inc. ...............     3,900         76,538
    Chiron Corp.*.......................     5,500        144,031
    Genzyme Corp.*......................     2,100        104,475
    Genzyme-Molecular Oncology*.........       226            734
    Glaxo Wellcome PLC [ADR]............     4,800        333,600
    ICN Pharmaceuticals, Inc. ..........     1,700         38,463
    Ivax Corp.*.........................     5,700         70,894
    Lilly, (Eli) & Co. .................    12,200      1,084,275
    McKesson Corp. .....................     2,600        205,563
    Merck & Co., Inc. ..................    14,900      2,200,544
    Monsanto Co. .......................     7,600        361,000
    Mylan Laboratories, Inc. ...........     4,000        126,000
    Perrigo Co.*........................     5,300         46,706
    Pfizer, Inc.........................    16,300      2,044,631
    Pharmacia & Upjohn, Inc. ...........     7,500        424,688
    Schering-Plough Corp. ..............    18,800      1,038,700
    Warner-Lambert Co. .................    11,400        857,138
    Watson Pharmaceuticals, Inc.*.......     3,400        213,775
                                                     ------------
                                                       12,395,140
                                                     ------------
PRINTING & PUBLISHING -- 0.3%
    Banta Corp. ........................     2,900         79,388
    Belo, (A.H.) Corp. Cl-A.............     3,400         67,788
    Donnelley, (R.R.) & Sons Co. .......     2,600        113,913
    Lexmark International Group, Inc.
      Cl-A*.............................     2,100        211,050
    McGraw-Hill Co., Inc. ..............     2,900        295,438
    Tribune Co. ........................     2,100        138,600
    Washington Post Co. Cl-B............       400        231,175
    Workflow Management, Inc.*..........       286          1,913
                                                     ------------
                                                        1,139,265
                                                     ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. ............................     5,100        172,125
    Kansas City Southern Industries,
      Inc. .............................     5,400        265,613
    Norfolk Southern Corp. .............     6,000        190,125
    Union Pacific Corp. ................     3,000        135,188
                                                     ------------
                                                          763,051
                                                     ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
RESTAURANTS -- 0.3%
    Brinker International, Inc.*........     7,300   $    210,788
    Cracker Barrel Old Country Store,
      Inc. .............................     2,700         62,944
    Darden Restaurants, Inc. ...........     6,500        117,000
    McDonald's Corp. ...................     8,100        620,663
    Outback Steakhouse, Inc.*...........     2,400         95,700
    Tricon Global Restaurants, Inc.*....     1,480         74,185
                                                     ------------
                                                        1,181,280
                                                     ------------
RETAIL & MERCHANDISING -- 2.5%
    Ann Taylor Stores Corp.* ...........     1,600         63,100
    Barnes & Noble, Inc.* ..............     2,600        110,500
    Bed, Bath & Beyond, Inc.* ..........     5,200        177,450
    Best Buy Co., Inc.* ................     3,500        214,813
    BJ's Wholesale Club, Inc.* .........     2,000         92,625
    Circuit City Stores, Inc. ..........     2,000         99,875
    Costco Companies, Inc.* ............     3,900        281,531
    CVS Corp. ..........................     6,500        357,500
    Dayton-Hudson Corp. ................     7,400        401,450
    Dollar General Corp. ...............     3,515         83,042
    Family Dollar Stores, Inc. .........     5,300        116,600
    Fastenal Co. .......................     2,100         92,400
    Federated Department Stores,
      Inc.*.............................     3,500        152,469
    Gap, Inc. ..........................     8,025        451,406
    General Nutrition Companies,
      Inc.* ............................     3,900         63,375
    Home Depot, Inc. ...................    19,200      1,174,800
    Kohl's Corp.* ......................     5,600        344,050
    Lands' End, Inc.* ..................     3,000         80,813
    May Department Stores Co. ..........     3,900        235,463
    Meyer, (Fred), Inc.* ...............     3,000        180,750
    Micro Warehouse, Inc.* .............     2,600         87,913
    Nordstrom, Inc. ....................     1,900         65,906
    Payless Shoesource, Inc.* ..........     1,572         74,474
    Penney, (J.C.) Co., Inc. ...........     3,500        164,063
    Rite Aid Corp. .....................     2,600        128,863
    Saks, Inc.* ........................     4,400        138,875
    School Specialty, Inc.* ............       238          5,087
    Sears, Roebuck & Co. ...............     4,800        204,000
    Starbucks Corp.* ...................     2,600        145,925
    Tiffany & Co. ......................     2,000        103,750
    TJX Companies, Inc. ................     5,600        162,400
    Toys 'R' Us, Inc.* .................     6,920        116,775
    U.S. Office Products Co. ...........       537          2,089
    Wal-Mart Stores, Inc. ..............    25,900      2,109,231
    Walgreen Co. .......................     7,700        450,931
                                                     ------------
                                                        8,734,294
                                                     ------------
SEMICONDUCTORS -- 1.0%
    Atmel Corp.* .......................     4,600         70,438
    Intel Corp. ........................    21,200      2,513,525
    Motorola, Inc. .....................     8,100        494,606
    Xilinx, Inc.* ......................     4,900        319,113
                                                     ------------
                                                        3,397,682
                                                     ------------
TELECOMMUNICATIONS -- 5.4%
    ADC Telecommunications, Inc.* ......     5,900        205,025
    AirTouch Communications, Inc.* .....     7,200        519,300
    Aliant Communications, Inc. ........     1,800         73,575
    Alltel Corp. .......................     1,702        101,801

                                           SHARES       VALUE
                                           ------       -----
    Ameritech Corp. ....................    14,200   $    899,925
    Ascend Communications, Inc.* .......       825         54,244
    AT&T Corp. .........................    21,400      1,610,350
    Bell Atlantic Corp. ................    18,514      1,051,827
    BellSouth Corp. ....................    22,600      1,127,175
    British Telecommunications PLC
      [ADR] ............................     3,200        485,400
    Century Telephone Enterprises,
      Inc. .............................     4,200        283,500
    Cia de Telecomunicaciones de Chile
      SA [ADR] .........................     1,700         35,169
    Cincinnati Bell, Inc. ..............     4,300        162,594
    Comcast Corp. Cl-A .................     7,000        410,813
    Ericsson, (L.M.) Telephone Co.
      [ADR] ............................     9,600        229,800
    France Telecom SA [ADR] ............     9,700        765,694
    GTE Corp. ..........................    14,100        950,869
    Hong Kong Telecommunications Ltd.
      [ADR] ............................     9,245        162,365
    Leap Wireless International,
      Inc. .............................       400          2,900
    Lucent Technologies, Inc. ..........    15,252      1,677,720
    MCI WorldCom, Inc.* ................    22,797      1,635,685
    MediaOne Group, Inc.* ..............     9,100        427,700
    MetroNet Communications Corp.
      Warrants 144A* ...................       100          4,216
    Nextel Communications, Inc.
      Cl-A* ............................     3,600         85,050
    Nokia Corp. Cl-A [ADR] .............     3,600        433,575
    Northern Telecom Ltd. ..............     8,480        425,060
    Qualcomm, Inc. .....................     2,300        119,169
    SBC Communications, Inc. ...........    27,530      1,476,296
    Sprint Corp. (FON Group) ...........     6,200        521,575
    Sprint Corp. (PCS Group)* ..........     3,100         71,688
    TCA Cable TV, Inc. .................     3,200        114,200
    Tele-Communications, Inc. Cl-A* ....     5,700        315,281
    Telecomunicacoes Brasileiras SA Pfd.
      [ADR] ............................     3,300        239,869
    Telefonica SA [ADR] ................     1,632        220,932
    Telefonos de Mexico SA Cl-L
      [ADR] ............................     1,800         87,638
    Telephone & Data Systems, Inc. .....     2,500        112,344
    Tellabs, Inc.* .....................     2,500        171,406
    U. S. West, Inc. ...................     6,418        414,763
    Vodafone Group PLC [ADR] ...........     3,200        515,600
    Williams Companies, Inc. ...........    10,198        318,050
                                                     ------------
                                                       18,520,143
                                                     ------------
TRANSPORTATION -- 0.1%
    Alexander & Baldwin, Inc. ..........     2,500         58,125
    CNF Transportation, Inc. ...........     2,200         82,638
    CSX Corp. ..........................     3,600        149,400
                                                     ------------
                                                          290,163
                                                     ------------
UTILITIES -- 1.8%
    Allegheny Energy, Inc. .............     4,400        151,800
    American Electric Power Co.,
      Inc. .............................     3,300        155,306
    American Water Works Co., Inc. .....     3,400        114,750
    Baltimore Gas & Electric Co. .......     2,700         83,363
    Calenergy, Inc.* ...................     2,400         83,250
    CMS Energy Corp. ...................     3,400        164,688
    Consolidated Edison, Inc. ..........     3,800        200,925

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Duke Energy Corp....................     6,100   $    390,781
    Edison International Co. ...........     7,800        217,425
    Empresa Nacional de Electridad SA
      [ADR] ............................     2,000         22,750
    Endesa SA [ADR] ....................     7,600        205,200
    Energy East Corp. ..................     3,400        192,100
    Enron Corp. ........................     5,400        308,138
    Entergy Corp. ......................     6,200        192,975
    FirstEnergy Corp. ..................     5,000        162,813
    Florida Progress Corp. .............     3,800        170,288
    FPL Group, Inc. ....................     3,700        228,013
    Idacorp, Inc. ......................     2,600         94,088
    Illinova Corp. .....................     2,700         67,500
    IPALCO Enterprises, Inc. ...........     2,400        133,050
    LG&E Energy Corp. ..................     4,400        124,575
    MidAmerican Energy Co. .............     3,800        102,125
    New Century Energies, Inc. .........     3,895        189,881
    New England Electric System ........     2,600        125,125
    Niagara Mohawk Power Corp.* ........    12,700        204,788
    NIPSCO Industries, Inc. ............     4,600        140,013
    Oklahoma Gas & Electric Co. ........     2,900         84,100
    PG&E Corp. .........................     8,200        258,300
    Pinnacle West Capital Co. ..........     2,300         97,463
    Potomac Electric Power Co. .........     4,900        128,931
    Public Service Co. of New Mexico ...     1,900         38,831
    SCANA Corp. ........................     3,600        116,100
    Southern Co. .......................    12,300        357,469
    Teco Energy, Inc. ..................     4,800        135,300
    Texas Utilities Co. ................     4,900        228,769
    Unicom Corp. .......................     4,200        161,963
    UtiliCorp United, Inc. .............     2,300         84,381
    Wisconsin Energy Corp. .............     3,700        116,319
                                                     ------------
                                                        6,033,636
                                                     ------------
TOTAL U.S. STOCK
  (Cost $102,069,797)...................              162,896,272
                                                     ------------
FOREIGN STOCK -- 7.1%
ADVERTISING -- 0.1%
    Asahi Tsushin -- (JPY) .............     9,000        215,432
                                                     ------------
AEROSPACE -- 0.0%
    Mitsubishi Heavy Industries Ltd. --
      (JPY) ............................    22,000         85,818
                                                     ------------
AIRLINES -- 0.0%
    KLM Royal Dutch Airlines NV --
      (NLG) ............................     3,000         90,799
    Singapore Airlines Ltd. -- (SGD) ...     7,000         51,335
                                                     ------------
                                                          142,134
                                                     ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    MAN AG -- (DEM) ....................     1,000        297,204
                                                     ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY) .........    15,000        341,101
                                                     ------------

                                           SHARES       VALUE
                                           ------       -----
BEVERAGES -- 0.1%
    Lion Nathan Ltd. -- (NZD) ..........    50,000   $    127,574
    Louis Vuitton Moet Hennessy --
      (FRF) ............................       660        130,676
                                                     ------------
                                                          258,250
                                                     ------------
BUILDING MATERIALS -- 0.1%
    Blue Circle Industries
      PLC -- (GBP) .....................    26,513        136,749
    Holderbank Financiere Glarus AG --
      (CHF) ............................       260        307,802
    Malayan Cement BHD -- (MYR)++ ......    30,750          7,758
                                                     ------------
                                                          452,309
                                                     ------------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG) .............     1,600         72,895
    BASF AG -- (DEM) ...................     8,000        305,250
    Bayer AG -- (DEM) ..................     7,600        319,192
    L'Air Liquide -- (FRF) .............     1,642        301,297
    Sumitomo Chemical Co. -- (JPY) .....    26,000        101,421
                                                     ------------
                                                        1,100,055
                                                     ------------
CLOTHING & APPAREL -- 0.2%
    Benetton Group SPA -- (ITL) ........    96,600        195,087
    Christian Dior SA -- (FRF) .........     1,200        132,760
    Kuraray Co. Ltd. -- (JPY) ..........    21,000        232,161
    Yue Yuen Industrial Holdings --
      (HKD) ............................    95,000        180,263
                                                     ------------
                                                          740,271
                                                     ------------
CONGLOMERATES -- 0.2%
    Cycle & Carriage Ltd. -- (SGD) .....    15,000         51,365
    GKN PLC -- (GBP) ...................    12,000        159,227
    Hutchison Whampoa Ltd. -- (HKD) ....    56,000        395,765
    Tomkins PLC -- (GBP) ...............    12,000         56,603
    Valmet Corp. -- (FIM) ..............     4,000         53,720
                                                     ------------
                                                          716,680
                                                     ------------
CONSTRUCTION -- 0.1%
    Compagnie Francaise d'Etudes et de
      Construction Technip -- (FRF) ....     3,300        310,741
    Matsushita Electric Works Ltd. --
      (JPY) ............................    15,000        153,595
                                                     ------------
                                                          464,336
                                                     ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    JUSCO Co. -- (JPY) .................    11,000        222,835
    Kao Corp. -- (JPY) .................    26,000        587,784
    Orkla ASA Cl-A -- (NOK) ............     7,600        113,221
                                                     ------------
                                                          923,840
                                                     ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.4%
    Johnson Electric Holdings Ltd.  --
      (HKD) ............................   187,200        480,866
    Mitsubishi Electric
      Corp. -- (JPY) ...................    27,000         84,976
    Omron Corp. -- (JPY) ...............    24,000        317,031
    Sharp Corp. -- (JPY) ...............     9,000         81,306
    Siemans AG -- (DEM) ................     3,700        243,257
    Sony Corp. -- (JPY) ................     3,000        218,890
                                                     ------------
                                                        1,426,326
                                                     ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
FINANCIAL-BANK & TRUST -- 1.5%
    Abbey National PLC -- (GBP) ........    28,000   $    599,571
    ABN AMRO Holding NV  -- (NLG) ......     8,000        168,383
    Banca Commerciale Italia NA --
      (ITL) ............................    61,000        421,738
    Bank of Scotland -- (GBP) ..........    20,208        241,072
    Bankgesellschaft Berlin
      AG -- (DEM).......................    10,050        164,732
    Barclays PLC -- (GBP) ..............    15,191        327,563
    Deutsche Bank AG -- (DEM) ..........     2,800        165,224
    Developmental Bank of Singapore
      Ltd. -- (SGD) ....................     4,400         39,734
    Dresdner Bank AG  -- (DEM) .........     4,500        188,590
    HSBC Holdings PLC -- (GBP) .........    18,000        488,162
    ING Groep NV -- (NLG) ..............    10,153        619,458
    KBC Bancassurance Holdings NV --
      (BEF) ............................     5,300        419,646
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD) ....................     6,000         40,728
    Svenska Handlesbanken
      Cl-A -- (SEK).....................     7,300        308,012
    Toronto Dominion Bank -- (CAD) .....     4,100        143,612
    UBS AG -- (CHF) ....................     3,481      1,069,533
    Westpac Banking Corp.
      Ltd. -- (AUD).....................    10,000         66,979
                                                     ------------
                                                        5,472,737
                                                     ------------
FINANCIAL SERVICES -- 0.4%
    Holding Di Partecipazioni
      Industriali SPA  -- (ITL) ........    45,000         34,059
    Mediobanca SPA -- (ITL) ............    27,200        378,581
    Societe Generale -- (FRF) ..........     2,572        416,695
    Unidanmark AS Cl-A -- (DKK) ........     4,500        406,562
                                                     ------------
                                                        1,235,897
                                                     ------------
FOOD -- 0.4%
    Cadbury Schweppes PLC  -- (GBP) ....     1,400         23,876
    CSM NV -- (NLG) ....................     2,400        138,629
    Danisco AS -- (DKK) ................     4,000        216,833
    Eridania Beghin-Say SA -- (FRF) ....     1,800        311,600
    Huhtamaki Co. -- (FIM) .............     1,500         57,473
    Nestle SA -- (CHF) .................       380        827,242
                                                     ------------
                                                        1,575,653
                                                     ------------
INSURANCE -- 0.3%
    AXA SA -- (FRF) ....................     4,500        652,523
    CKAG Colonia Konzern AG -- (DEM) ...     1,500        170,217
    Sumitomo Marine & Fire Insurance
      Co.-- (JPY) ......................    30,000        190,431
                                                     ------------
                                                        1,013,171
                                                     ------------
MACHINERY & EQUIPMENT -- 0.1%
    ABB AG -- (CHF) ....................       160        187,553
    SIG Holding AG -- (CHF) ............       280        165,128
                                                     ------------
                                                          352,681
                                                     ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Smith and Nephew PLC -- (GBP) ......    38,000        118,230
    Terumo Corp.  -- (JPY) .............    26,000        613,139
                                                     ------------
                                                          731,369
                                                     ------------

                                           SHARES       VALUE
                                           ------       -----
METALS & MINING -- 0.1%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR) ....................    12,000   $    164,621
    Lonrho Africa PLC -- (GBP) .........     6,498          6,003
    Rio Tinto Ltd. -- (AUD) ............     6,000         71,230
                                                     ------------
                                                          241,854
                                                     ------------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY) ...............     9,000        192,692
    Ricoh Co. Ltd. -- (JPY) ............    13,000        120,092
                                                     ------------
                                                          312,784
                                                     ------------
OIL & GAS -- 0.1%
    Santos Ltd. -- (AUD) ...............    32,000         85,969
    Societe Nationale Elf Aquitaine
      SA -- (FRF) ......................     1,100        127,211
                                                     ------------
                                                          213,180
                                                     ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (CHF) ..................       160        198,037
    Kimberly-Clark de Mexico SA Cl-A --
      (MXP) ............................    10,000         31,750
    Svenska Cellulosa AB
      Cl-B -- (SEK) ....................     3,500         76,429
                                                     ------------
                                                          306,216
                                                     ------------
PHARMACEUTICALS -- 0.5%
    Altana AG -- (DEM) .................     2,100        149,728
    Astra AB Cl-B -- (SEK) .............    14,666        298,548
    Gehe AG -- (DEM) ...................     2,150        144,579
    Novartis AG -- (CHF) ...............       180        353,846
    Novartis AG Bearer -- (CHF) ........       160        314,530
    Takeda Chemical
      Industries -- (JPY)...............    13,000        501,345
                                                     ------------
                                                        1,762,576
                                                     ------------
PRINTING & PUBLISHING -- 0.2%
    Dai Nippon Printing Co.
      Ltd. -- (JPY).....................    12,000        191,708
    Elsevier NV -- (NLG) ...............    12,000        168,170
    Pearson PLC -- (GBP) ...............    11,600        230,251
                                                     ------------
                                                          590,129
                                                     ------------
REAL ESTATE -- 0.1%
    Cheung Kong Holdings
      Ltd. -- (HKD).....................    38,000        273,460
    DBS Land Ltd. -- (SGD) .............    25,000         36,819
                                                     ------------
                                                          310,279
                                                     ------------
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche
      SA -- (FRF) ......................       150        113,292
    Mauri Co. Ltd. -- (JPY) ............     7,000        134,977
    Pinault-Printemps Redoute SA --
      (FRF) ............................     2,100        401,503
    Tesco PLC -- (GBP) .................   101,829        290,139
                                                     ------------
                                                          939,911
                                                     ------------
TELECOMMUNICATIONS -- 0.4%
    Nippon Telegraph & Telephone
      Corp. -- (JPY) ...................       280        216,460
    Telecom Corp. of New Zealand Ltd. --
      (NZD) ............................    22,000         95,879
    Telecom Italia Mobile
      SPA -- (ITL) .....................    75,000        554,918

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    Telecom Italia SPA -- (ITL) ........    41,666   $    356,294
    Telekom Malaysia BHD -- (MYR)++ ....       100            184
                                                     ------------
                                                        1,223,735
                                                     ------------
TRANSPORTATION -- 0.1%
    BAA PLC -- (GBP)....................    17,775        207,463
                                                     ------------
UTILITIES -- 0.2%
    Electrabel SA -- (BEF)..............       720        316,481
    Hong Kong Electric Holdings Ltd. --
      (HKD).............................    30,000         91,003
    Veba AG -- (DEM)....................     6,500        385,195
                                                     ------------
                                                          792,679
                                                     ------------
TOTAL FOREIGN STOCK
  (Cost $18,647,531)....................               24,446,070
                                                     ------------

                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 11.2%
AEROSPACE -- 0.2%
    Boeing Co. Notes
      6.35%, 06/15/03..................  $   120       124,800
    Dyncorp, Inc. Sr. Sub. Notes
      9.50%, 03/01/07..................      300       297,750
    Raytheon Co. Notes
      6.50%, 07/15/05..................      350       361,813
                                                  ------------
                                                       784,363
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Trident Automotive PLC Sr. Sub.
      Notes Cl-B
      10.00%, 12/15/05.................      250       261,875
                                                  ------------
AUTOMOTIVE PARTS -- 0.1%
    Federal Mogul Corp. Notes
      7.75%, 07/01/06..................      300       301,500
    Safelite Glass Corp. Sr. Sub. Notes
      144A
      9.875%, 12/15/06.................      200       186,000
                                                  ------------
                                                       487,500
                                                  ------------
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc. Debs
      7.00%, 12/01/25..................      150       156,938
    Seagram, (J.) & Sons Co.
      Guarantee Notes
      7.60%, 12/15/28..................    1,000     1,007,500
                                                  ------------
                                                     1,164,438
                                                  ------------
BROADCASTING -- 0.2%
    Chancellor Media Corp. LA Sr. Sub.
      Notes Cl-B
      8.125%, 12/15/07.................      350       348,250
    TV Azteca SA de CV Sr. Notes Cl-B
      10.50%, 02/15/07.................      200       168,500


                                           PAR
                                          (000)      VALUE
                                          -----      -----
Young Broadcasting, Inc. Sr. Sub.
      Notes
      10.125%, 02/15/05................      150       157,500
                                                  ------------
                                                       674,250
                                                  ------------
BUILDING MATERIALS -- 0.1%
    American Standard, Inc. Debs.
      9.25%, 12/01/16..................  $    15  $     15,356
    Associated Materials, Inc. Notes
      9.25%, 03/01/08..................      350       347,375
    Koppers Industry, Inc. Co.
      Guarantee Notes
      9.875%, 12/01/07.................       75        73,500
                                                  ------------
                                                       436,231
                                                  ------------
BUSINESS SERVICES -- 0.1%
    Iron Mountain, Inc. Sr. Sub. Notes
      8.75%, 09/30/09..................      125       129,063
    Muzak, Inc. L.P. Notes
      10.00%, 10/01/03.................      225       232,875
                                                  ------------
                                                       361,938
                                                  ------------
CHEMICALS -- 0.3%
    American Pacific Corp. Sr. Notes
      9.25%, 03/01/05..................      300       309,000
    Furon Co. Sr. Sub. Notes
      8.125%, 03/01/08.................      200       199,250
    Scotts Co. Sr. Sub. Notes
      9.875%, 08/01/04.................      100       106,125
    Sovereign Specialty Chemicals Sr.
      Sub. Notes Cl-B
      9.50%, 08/01/07..................      250       248,750
                                                  ------------
                                                       863,125
                                                  ------------
CLOTHING & APPAREL -- 0.3%
    Delta Mills, Inc. Sr. Notes
      9.625%, 09/01/07.................      125       123,125
    Dyersburg Corp. Co. Guarantee Notes
      Cl-B
      9.75%, 09/01/07..................      175       159,250
    Synthetic Industries, Inc. Sr. Sub.
      Notes
      9.25%, 02/15/07..................      250       257,813
    Westpoint Stevens, Inc. Sr. Notes
      7.875%, 06/15/08.................      350       359,625
                                                  ------------
                                                       899,813
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    American Business Information, Inc.
      Sr. Sub. Notes 144A
      9.50%, 06/15/08..................       75        64,500
    Verio, Inc. Sr. Notes
      10.375%, 04/01/05................      150       148,500
                                                  ------------
                                                       213,000
                                                  ------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding, Inc. Sr.
      Notes
      8.625%, 12/01/06.................      150       159,000
                                                  ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CONSUMER PRODUCTS & SERVICES -- 0.6%
    American Safety Razor Co. Sr. Notes
      9.875%, 08/01/05.................  $   150  $    151,313
    Bally Total Fitness Holding Corp.
      Sr. Sub. Notes Cl-B
      9.875%, 10/15/07.................      225       220,500
    Chattem, Inc. Notes
      12.75%, 06/15/04.................      350       391,125
    Doane Pet Care Co. Sr. Sub. Notes
      144A
      9.75%, 05/15/07..................      359       367,975
    Herff Jones, Inc. Sr. Sub. Notes
      11.00%, 08/15/05.................      250       272,500
    Holmes Products Corp. Sr. Sub.
      Notes Cl-B
      9.875%, 11/15/07.................      250       224,688
    Protection One Alarm, Inc. Sr.
      Disc. Notes [STEP]
      13.625%, 06/30/05................      130       146,900
    Protection One Alarm, Inc. Sr. Sub
      Notes
      8.125%, 01/15/09.................      220       221,100
                                                  ------------
                                                     1,996,101
                                                  ------------
CONTAINERS & PACKAGING -- 0.2%
    Container Corp. of America Sr.
      Notes
      9.75%, 04/01/03..................      150       151,688
      11.25%, 05/01/04.................      100       104,000
    Plastic Containers, Inc. Sr. Notes
      Cl-B
      10.00%, 12/15/06.................      250       262,813
    U.S. Can Corp. Sr. Sub. Notes
      10.125%, 10/15/06................      150       158,063
                                                  ------------
                                                       676,564
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
    HCC Industries, Inc. Sr. Sub. Notes
      10.75%, 05/15/07.................      250       241,250
    Viasystems, Inc. Sr. Sub. Notes
      9.75%, 06/01/07..................      125       118,750
                                                  ------------
                                                       360,000
                                                  ------------
ENTERTAINMENT & LEISURE -- 0.5%
    Cinemark USA Inc., Sr. Sub Notes
      Cl-B
      8.50%, 08/01/08..................      350       349,563
    Grand Casinos, Inc. First Mtge.
      10.125%, 12/01/03................      150       163,500
    Rio Hotel & Casino, Inc. Notes
      9.50%, 04/15/07..................      100       109,125
    Rio Hotel & Casino, Inc. Sr. Sub.
      Notes
      10.625%, 07/15/05................      150       163,125
    Six Flags Entertainment Corp. Sr.
      Notes
      8.875%, 04/01/06.................      175       182,000
    Six Flags Theme Parks Corp. Sr.
      Sub. Notes Cl-A [STEP]
      12.25%, 06/15/05.................      150       167,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Time Warner Entertainment Co. Debs
      7.25%, 09/01/08..................  $   500  $    551,250
                                                  ------------
                                                     1,685,813
                                                  ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Sr. Notes Cl-D
      11.75%, 11/15/05.................      125       136,406
                                                  ------------
FARMING & AGRICULTURE -- 0.1%
    Purina Mills, Inc. Sr. Sub. Notes
      9.00%, 03/15/10..................      350       360,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 0.9%
    Aristar, Inc. Sr. Notes
      7.875%, 02/15/99.................      200       200,500
    Banesto Delaware Sub. Notes
      8.25%, 07/28/02..................       50        53,313
    Bank of Nova Scotia Sub. Notes
      6.25%, 09/15/08..................       50        50,563
    BankAmerica Corp. Sub. Notes
      6.85%, 03/01/03..................      150       156,563
    BankUnited Capital Trust Corp. Cl-B
      10.25%, 12/31/26.................      250       253,750
    CoreStates Home Equity Trust Corp.
      Cl-A
      6.65%, 05/15/09..................       45        45,697
    First Federal Financial, Inc. Notes
      11.75%, 10/01/04.................      125       132,500
    Freddie Mac Corp. Debs.
      5.97%, 03/02/01..................    1,500     1,502,009
    MBNA Corp. Sr. Medium Term Notes
      6.15%, 10/01/03..................      450       455,625
    NationsBank Texas Corp. Sr. Notes
      6.75%, 08/15/00..................      150       154,125
    Provident Bank Corp. Sub. Notes
      7.125%, 03/15/03.................      175       184,625
                                                  ------------
                                                     3,189,270
                                                  ------------
FINANCIAL SERVICES -- 1.8%
    Ahmanson, (H.F.) & Co. Sr. Notes
      9.875%, 11/15/99.................      100       103,709
    American Express Master Trust
      7.60%, 08/15/02..................      500       526,888
    Associates Corp. of North America
      Sr. Notes
      7.70%, 03/15/00..................       50        51,375
    Banque Paribas-NY Sub. Notes
      6.875%, 03/01/09.................    1,500     1,507,500
    Chrysler Financial Corp. Notes
      8.46%, 01/19/00..................      200       206,500
    Ciesco L.P. Notes
      7.38%, 04/19/00..................      250       256,250
    Enhance Financial Services Group,
      Inc. Debs.
      6.75%, 03/01/03..................      300       315,375
    Intertek Finance PLC Sr. Sub. Notes
      Cl-B
      10.25%, 11/01/06.................      250       232,500
    Ocwen Capital Corp. Trust I Notes
      10.875%, 08/01/27................      150       124,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Salomon, Inc. Sr. Notes
      6.75%, 02/15/03..................  $   500  $    518,125
    Salomon Smith Barney Holding, Inc.
      Notes
      6.625%, 06/01/00.................      200       202,750
    Simon Debartolo Group, Inc. L.P.
      Notes
      7.00%, 07/15/09..................      525       509,906
    USF&G Capital II Cl-B
      8.47%, 01/10/27..................      500       584,375
    Wells Fargo & Co. Sub. Notes
      6.25%, 04/15/08..................      700       727,125
                                                  ------------
                                                     5,866,878
                                                  ------------
FOOD -- 0.3%
    Archibald Candy Corp. Notes
      10.25%, 07/01/04.................       75        76,125
    B&G Foods, Inc. Notes
      9.625%, 08/01/07.................      350       343,875
    Keebler Corp. Sr. Sub. Notes
      10.75%, 07/01/06.................      250       272,500
    Mrs. Fields Original Cookies Co.
      Sr. Notes
      10.125%, 12/01/04................      100        96,000
    Shoppers Food Warehouse Corp. Notes
      9.75%, 06/15/04..................      100       109,500
                                                  ------------
                                                       898,000
                                                  ------------
HEALTHCARE SERVICES -- 0.0%
    Quest Diagnostic, Inc. Sr. Sub.
      Notes
      10.75%, 12/15/06.................      125       138,594
                                                  ------------
HOTELS & MOTELS -- 0.1%
    Courtyard by Marriott Sr. Notes
      10.75%, 02/01/08.................      150       156,000
    Host Marriott Travel Plaza Corp.
      Sr. Notes Cl-B
      9.50%, 05/15/05..................      150       157,125
                                                  ------------
                                                       313,125
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Apcoa Standard Parking, Inc. Sr.
      Sub. Notes
      9.25%, 03/15/08..................      350       329,000
    Paragon Corp. Holdings, Inc. Co.
      Guarantee Notes Cl-B
      9.625%, 04/01/08.................      175       147,000
                                                  ------------
                                                       476,000
                                                  ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. Notes
      144A
      7.50%, 12/15/23..................      420       438,375
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Hawk Corp. Sr. Notes
      10.25%, 12/01/03.................      200       211,750
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
METALS & MINING -- 0.0%
    Freeport-McMoRan Resource Partners,
      Inc. L.P. Sr. Notes
      7.00%, 02/15/08..................  $   150  $    157,313
                                                  ------------
OIL & GAS -- 0.1%
    Flores & Rucks, Inc. Sr. Sub. Notes
      9.75%, 10/01/06..................       50        51,750
    Pride Petroleum Services, Inc. Sr.
      Notes
      9.375%, 05/01/07.................      250       236,250
    Tenneco, Inc. Notes
      8.20%, 11/15/99..................       55        56,306
      8.075%, 10/01/02.................      150       159,750
                                                  ------------
                                                       504,056
                                                  ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc. Sr. Sub. Notes
      10.875%, 06/01/06................       75        79,875
                                                  ------------
PRINTING & PUBLISHING -- 0.1%
    Sun Media Corp. Sr. Sub Notes
      9.50%, 05/15/07..................      163       180,115
                                                  ------------
REAL ESTATE -- 0.1%
    HMH Properties, Inc. Co. Guarantee
      Sr. Notes Cl-B
      7.875%, 08/01/08.................      350       341,688
                                                  ------------
RESTAURANTS -- 0.0%
    McDonald's Corp. Notes
      6.625%, 09/01/05.................      100       107,625
                                                  ------------
RETAIL & MERCHANDISING -- 0.5%
    Dayton-Hudson Corp. Notes
      5.875%, 11/01/08.................    1,500     1,518,750
    Specialty Retailers, Inc. Co.
      Guarantee Notes Cl-B
      8.50%, 07/15/05..................      250       225,000
    Wal-Mart Stores, Inc. Debs.
      7.25%, 06/01/13..................       85        97,963
                                                  ------------
                                                     1,841,713
                                                  ------------
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor Corp. Sr.
      Sub. Notes
      10.125%, 03/15/07................      125       125,000
                                                  ------------
TELECOMMUNICATIONS -- 2.4%
    Comcast Cable Communication, Inc.
      Notes
      8.125%, 05/01/04.................      400       443,500
    Communication & Power Industries,
      Inc. Sr. Sub. Notes
      12.00%, 08/01/05.................      250       263,125
    Frontiervision Sr. Sub. Notes
      11.00%, 10/15/06.................      150       166,313
    Fundy Cable Ltd., Sr. Notes
      11.00%, 11/15/05.................      150       159,750
    ICG Holding, Inc. [STEP]
      10.621%, 09/15/05................      250       207,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.50%, 01/15/08..................  $   350  $    336,000
    International Wire Group, Inc.
      Notes Cl-B
      11.75%, 06/01/05.................      250       265,625
    L-3 Communications Corp. Sr. Sub.
      Notes Cl-B
      10.375%, 05/01/07................      175       192,500
    Lucent Technologies, Inc. Notes
      6.90%, 07/15/01..................      500       523,125
    Marcus Cable Operating Co. Sr.
      Disc. Notes [STEP]
      11.302%, 08/01/04................      250       250,313
    Mastec, Inc. Sr. Sub. Notes
      7.75%, 02/01/08..................      250       238,750
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................      100       111,500
    Microcell Telecommunications, Inc.
      Notes [STEP]
      11.144%, 06/01/06................      125        95,000
    Nextel Communications, Inc. Sr.
      Disc. Notes [STEP]
      10.098%, 10/31/07................      500       305,000
    NEXTLINK Communications, Inc. Sr.
      Notes
      12.50%, 04/15/06.................      125       136,563
    Pegasus Communications Corp. Sr.
      Notes Cl-B
      9.625%, 10/15/05.................      250       250,000
    Price Communications Corp. Sr.
      Notes 144A
      9.125%, 12/15/06.................      350       362,688
    PSINet, Inc. Sr. Notes Cl-B
      10.00%, 02/15/05.................      150       148,500
    Qwest Communications International,
      Inc. Sr. Disc. Notes [STEP]
      8.30%, 10/15/07..................      350       273,000
    Qwest Communications International,
      Inc. Sr. Notes 144A
      7.50%, 11/01/08..................       75        78,469
    Rogers Cablesystems of America,
      Inc. Sr. Notes Cl-B
      10.00%, 03/15/05.................      125       140,781
    Sitel Corp. Co. Guarantee Sr. Sub.
      Notes
      9.25%, 03/15/06..................      100        80,000
    Sprint Capital Corp. Co. Guarantee
      Notes
      6.125%, 11/15/08.................    1,000     1,023,750

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    United Telecommunications, Inc.
      Debs.
      9.75%, 04/01/00..................  $   250  $    263,750
    WorldCom, Inc. Sr. Notes
      7.75%, 04/01/07..................    1,500     1,689,375
                                                  ------------
                                                     8,004,877
                                                  ------------
TRANSPORTATION -- 0.3%
    Allied Holdings, Inc. Notes Cl-B
      8.625%, 10/01/07.................      250       251,250
    Coach USA, Inc. Notes Cl-B
      9.375%, 07/01/07.................      175       180,250
    Stena AB Sr. Notes
      10.50%, 12/15/05.................      350       356,125
    Union Tank Car Co. Notes
      7.125%, 02/01/07.................      150       164,438
                                                  ------------
                                                       952,063
                                                  ------------
UTILITIES -- 0.9%
    Citizens Utilities Co. Debs.
      8.45%, 09/01/01..................      335       361,381
    Commonwealth Edison Co. Notes
      9.00%, 10/15/99..................      250       256,563
    Energy Corp. of America Sr. Sub.
      Notes Cl-A
      9.50%, 05/15/07..................      250       228,750
    Entergy Louisiana, Inc. First Mtge.
      6.50%, 03/01/08..................    1,000     1,050,000
    Niagara Mohawk Power Corp. Sr.
      Disc. Notes Cl-H [STEP]
      8.539%, 07/01/10.................      400       307,000
    Niagara Mohawk Power Corp. Sr.
      Notes Cl-G
      7.75%, 10/01/08..................      150       162,750
    Northland Cable Television, Inc.
      Sr. Sub. Notes
      10.25%, 11/15/07.................      250       263,750
    Pacific Gas & Electric Co. First
      Mtge.
      6.75%, 12/01/00..................      200       201,250
    Public Service Electric & Gas First
      Mtge.
      7.00%, 09/01/24..................      300       307,875
    Southern California Edison Corp.
      Notes
      6.50%, 06/01/01..................      100       102,875
                                                  ------------
                                                     3,242,194
                                                  ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $38,993,550).........................             39,395,520
                                                  ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 9.1%
    Federal Agricultural Mortgage Corp.
      13.226%, 04/06/03 [ZCB]..........  $ 1,000  $    806,092
                                                  ------------
    Federal Home Loan Mortgage Corp.
      7.50%, 07/15/20..................        1         1,111
                                                  ------------
    Federal National Mortgage Assoc.
      5.352%, 09/25/23 [PO]............    2,579     2,527,501
      7.00%, 04/18/22..................    1,000     1,015,644
      12.50%, 10/15/15.................    3,791     4,280,687
                                                  ------------
                                                     7,823,832
                                                  ------------
    Government National Mortgage Assoc.
      6.00%, 10/15/23-05/15/26.........    2,517     2,497,050
      6.50%, 02/15/24-01/01/29.........    9,343     9,439,531
      7.00%, 09/15/23-02/15/27.........    7,309     7,491,103
      7.50%, 06/15/24-06/15/26.........    1,024     1,056,811
      8.00%, 05/15/16-07/15/26.........      805       835,329
      8.50%, 06/15/16-10/15/26.........    1,264     1,340,343
      9.00%, 07/15/16-05/15/17.........       75        80,252
      9.50%, 10/15/09-01/15/20.........       24        25,494
      10.00%, 11/15/09.................        8         8,344
      10.50%, 08/15/15.................        6         6,841
      11.50%, 06/15/10-09/15/15........      112       126,575
      12.00%, 09/15/13-01/15/14........        3         3,438
                                                  ------------
                                                    22,911,111
                                                  ------------
    Tennessee Valley Authority Notes
      6.875%, 12/15/43.................       40        41,700
      7.25%, 07/15/43..................       20        21,325
                                                  ------------
                                                        63,025
                                                  ------------
    (Cost $29,945,672).................             30,799,079
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 16.7%
    U.S. Treasury Bonds
      5.50%, 08/15/28..................    7,000     7,336,896
      6.00%, 02/15/26..................      100       109,392
      6.625%, 02/15/27.................    3,250     3,838,080
      6.75%, 08/15/26..................    9,325    11,181,254
      6.875%, 08/15/25.................      300       364,511
      7.125%, 02/15/23.................      240       295,434
      7.625%, 02/15/25.................      300       395,409
      11.625%, 11/15/02................      100       123,985
                                                  ------------
                                                    23,644,961
                                                  ------------
    U.S. Treasury Notes
      5.625%, 05/15/01.................   16,375    17,219,792
      5.75%, 08/15/03..................      665       694,746
      5.875%, 11/15/05.................      425       454,230
      6.00%, 06/30/99..................    3,500     3,525,742
      6.125%, 09/30/00-08/15/07........    2,150     2,343,217
      6.25%, 05/31/00-02/15/07.........    2,100     2,302,118
      6.375%, 05/15/99.................    1,950     1,962,462
      6.50%, 10/15/06..................    3,850     4,283,505
      6.75%, 05/31/99..................      460       463,959

                                           PAR
                                          (000)      VALUE
                                          -----      -----
      6.875%, 03/31/00.................  $   250  $    256,644
      7.50%, 02/15/05..................      250       286,379
                                                  ------------
                                                    33,792,794
                                                  ------------
    (Cost $54,043,365).................             57,437,755
                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09..................    1,799     1,799,025
    Government National Mtge. Assoc.
      Series 1998-22 Cl-Za
      6.50%, 09/20/28..................    2,150     2,105,544
                                                  ------------
    (Cost $3,926,409)..................              3,904,569
                                                  ------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)
                                        ---------
FOREIGN BONDS -- 1.7%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%, 08/15/03.................        20          14,660
                                                    ------------
BELGIUM -- 0.0%
    Belgium Kingdom Government
      7.25%, 04/29/04.................     1,550          52,967
                                                    ------------
CANADA -- 0.1%
    Canadian Government
      8.50%, 04/01/02.................       380         274,491
      6.50%, 06/01/04.................       110          77,505
      9.75%, 06/01/21.................        10          10,350
                                                    ------------
                                                         362,346
                                                    ------------
DENMARK -- 0.0%
    Kingdom of Denmark
      7.00%, 12/15/04.................       275          49,816
                                                    ------------
FRANCE -- 0.3%
    French O.A.T
      8.50%, 11/25/02.................     1,406         298,642
      8.25%, 02/27/04.................       264          57,847
      5.50%, 04/25/07.................     3,000         597,206
      8.50%, 04/25/23.................        50          13,861
                                                    ------------
                                                         967,556
                                                    ------------
GERMANY -- 0.3%
    Deutscheland Republic
      8.50%, 08/21/00.................       375         243,888
      8.375%, 05/21/01................       410         274,971
      6.50%, 07/15/03.................       110          74,433
      6.00%, 07/04/07.................       838         578,175
                                                    ------------
                                                       1,171,467
                                                    ------------
ITALY -- 0.1%
    Italian Government
      11.50%, 03/01/03................   275,000         215,728
      8.50%, 08/01/04.................    45,000          33,776
                                                    ------------
                                                         249,504
                                                    ------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
JAPAN -- 0.7%
    European Investment Bank
      4.625%, 02/26/03................    53,000    $    534,480
      3.00%, 09/20/06.................   102,000         975,495
    International Bank Recovery &
      Development Global Bonds
      6.75%, 03/15/00.................    14,000         133,426
    Japanese Government
      4.50%, 06/20/03.................    33,500         337,950
                                                    ------------
                                                       1,981,351
                                                    ------------
NETHERLANDS -- 0.0%
    Netherlands Government
      5.75%, 01/15/04.................       115          67,407
                                                    ------------
SPAIN -- 0.0%
    Spanish Government
      8.00%, 05/30/04.................     6,400          55,189
                                                    ------------
UNITED KINGDOM -- 0.2%
    United Kingdom Treasury
      9.00%, 03/03/00.................        85         147,449
      8.00%, 06/10/03.................        91         172,710
      7.50%, 12/07/06.................       164         327,602
                                                    ------------
                                                         647,761
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $5,170,125)...................                 5,620,024
                                                    ------------
                                           PAR
                                          (000)        VALUE
                                         -------    ------------
COMMERCIAL PAPER -- 7.7%
    ABB Treasury Center+
      4.90%, 02/18/99.................   $ 1,300    $  1,291,507
    Commerzbank U.S. Finance, Inc.
      5.90%, 01/14/99.................     4,045       4,036,382
    Equilon Enterprises LLC
      5.80%, 01/14/99.................     8,000       7,983,244
    Federal Home Loan Banks Disc.
      Notes
      4.50%, 01/04/99.................     3,652       3,650,631
    Island Finance Puerto Rico
      5.55%, 02/05/99.................     5,838       5,806,499
    National Australia Funding
      5.35%, 01/08/99.................     1,000         998,960
    Novartis Finance Corp.+
      5.80%, 01/13/99.................     2,322       2,317,511
                                                    ------------
    (Cost $26,084,734)................                26,084,734
                                                    ------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $278,881,183).................               350,584,023
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9%)....................                (6,386,639)
                                                    ------------
NET ASSETS -- 100.0%..................              $344,197,384
                                                    ============

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 1.0% of net assets.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 42.6%
    Federal Home Loan Mortgage Corp.
      6.00%, 01/14/29 [TBA].........  $   16,200   $   16,002,522
      6.50%, 01/12/29 [TBA].........      52,200       52,583,148
      7.00%, 04/25/19 [IO]..........         133            9,700
      7.681%, 02/01/24 [VR].........       1,256        1,285,443
      8.25%, 08/01/17...............         411          428,396
                                                   --------------
                                                       70,309,209
                                                   --------------
    Federal National Mortgage Assoc.
      5.50%, 01/14/29[TBA]..........      20,000       19,268,750
      6.00%, 07/01/12-12/01/28......      65,451       65,267,193
      6.149%, 10/01/27-06/01/28
        [VR]........................       2,406        2,422,942
      6.25%, 05/25/08 [IO]..........         236           57,004
      6.50%, 06/25/14 [IO]..........         125              775
      6.50%, 01/14/29 [TBA].........      48,500       48,825,920
      6.581%, 11/01/27 [VR].........      24,338       24,977,016
      6.90%, 05/25/23...............         220          224,038
      7.411%, 01/01/24 [VR].........         172          176,987
      7.50%, 04/01/24...............       2,725        2,801,240
      9.40%, 07/25/03...............         150          155,968
                                                   --------------
                                                      164,177,833
                                                   --------------
    Government National Mortgage
      Assoc.
      6.50%, 09/15/23-01/22/29......      28,890       28,903,228
      6.50%, 01/22/29 [TBA].........       8,420        8,505,547
      6.625%, 08/20/23-09/20/24
        [VR]........................      11,532       11,662,183
      6.875%, 03/20/17-03/20/24
        [VR]........................      13,589       13,767,470
      6.875%, 01/20/26-02/20/27.....      27,505       27,904,821
      7.00%, 10/20/23-12/20/25
        [VR]........................       9,930       10,072,868
      7.00%, 11/20/26-12/20/26......      20,395       20,767,389
      7.50%, 12/20/23...............         322          330,464
                                                   --------------
                                                      121,913,970
                                                   --------------
    Student Loan Marketing Assoc.
      Series 1995-1 Cl-A1 [FRN]
      5.327%, 04/25/04..............       6,707        6,639,895
    Student Loan Marketing Assoc.
      Series 1998-2 Cl-A1 [VR]
      5.108%, 04/25/07..............      18,946       18,714,919
                                                   --------------
                                                       25,354,814
                                                   --------------
    (Cost $379,124,724).............                  381,755,826
                                                   --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 17.7%
    Citicorp Mtge. Securities, Inc.
      [VR]
      7.256%, 10/25/22..............         354          354,752
    CMC Securities Corp. III
      Series 1998-1 Cl-A19
      6.75%, 05/25/28...............      36,592       36,647,607
    Collateralized Mtge. Securities
      Corp. [VR]
      7.985%, 05/01/17..............         363          371,350
    Contimortgage Home Equity Loan
      Trust Cl-A2
       5.705%, 10/15/12.............      13,450       13,449,668

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Countrywide Adjustable Rate
       Mtge. [VR]
       7.791%, 03/25/24.............  $      282   $      290,975
       8.236%, 11/25/24.............         224          228,845
    Credit Suisse First Boston, Inc.
       Series 1998-1 Cl-A5
       6.75%, 07/25/28..............       3,500        3,551,439
    First Plus Home Loan Trust
       Series 1998-5 Cl-A3 [VR]
       6.06%, 09/10/11..............      10,000       10,027,850
    MBNA Master Credit Card Trust
       Cl-A [VR]
       4.964%, 01/15/02.............      15,000       14,982,000
    Mortgage Capital Trust VI
       9.50%, 02/01/18..............         146          145,214
    Norwest Asset Securities Corp.
       Series 1996-9 Cl-A4
       8.00%, 01/25/27..............       4,294        4,287,487
    PNC Mtge. Securities Corp.
       Series 1997-3 Cl-2A4
       7.50%, 05/25/27..............      14,736       15,003,663
    PNC Mtge. Securities Corp.
       Series 1998-1 Cl-5A4 [VR]
       7.037%, 02/25/28.............      19,152       19,157,944
    Prudential-Bache Trust
       8.40%, 03/20/21..............       2,245        2,313,344
    Prudential Home Mtge. Securities
       6.50%, 01/25/00..............       3,494        3,509,230
    Residential Funding Mtge.
      Securities
       1998-S30 Cl-A6
       6.50%, 12/25/28..............      32,875       32,582,123
    Rothschild, (L.F.) Mtge. Trust
       9.95%, 08/01/17..............       1,409        1,499,859
                                                   --------------
    (Cost $157,637,364).............                  158,403,350
                                                   --------------
CORPORATE OBLIGATIONS -- 39.0%
AIRLINES -- 1.4%
    American Airlines, Inc. Notes
       10.19%, 05/26/15.............         250          309,292
    United Air Lines, Inc. Notes
       10.36%, 11/13/12.............       6,925        8,682,911
       10.36%, 11/27/12.............         500          626,570
       10.02%, 03/22/14.............       2,000        2,484,040
                                                   --------------
                                                       12,102,813
                                                   --------------
CHEMICALS -- 2.5%
    Imperial Chemical, Inc. Euro
       Medium Term Notes [FRN]
       5.656%, 03/05/99.............      22,000       22,026,884
                                                   --------------
CONGLOMERATES -- 1.3%
    Philip Morris Companies, Inc.
       Notes [VR]
       6.15%, 03/15/00..............      11,600       11,687,000
                                                   --------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
ENTERTAINMENT & LEISURE -- 0.2%
    Time Warner, Inc. Notes
       7.975%, 08/15/04.............  $      262   $      289,182
       8.11%, 08/15/06..............         525          598,500
       8.18%, 08/15/07..............         525          609,000
                                                   --------------
                                                        1,496,682
                                                   --------------
FINANCIAL-BANK & TRUST -- 4.4%
    Citicorp Medium Term Sr. Notes
       [FRN]
       5.65%, 11/30/00..............       6,000        6,017,280
    First of America Bank Notes
       6.00%, 10/01/99..............      13,750       13,835,938
    PNC Bank Corp. NA Notes [FRN]
       5.497%, 06/01/00.............      20,000       19,969,394
                                                   --------------
                                                       39,822,612
                                                   --------------
FINANCIAL SERVICES -- 16.2%
    Avco Financial Services, Inc.
       Medium Term Notes
       5.75%, 01/23/01..............       7,850        7,908,875
    Beneficial Corp. Medium
       Term Notes Cl-H [FRN]
       5.707%, 01/09/02.............      10,000        9,985,697
    Chrysler Financial Corp.
       Medium Term Notes [FRN]
       5.57%, 06/11/01..............       5,000        4,984,950
    Chrysler Financial Corp. Medium
       Term Notes Cl-R [FRN]
       5.707%, 03/06/03.............      20,000       19,886,000
    Chrysler Financial Corp.
       Notes [FRN]
       5.657%, 01/30/02.............      10,000        9,978,699
    Ford Motor Credit Co. Notes
       [FRN]
       5.423%, 09/03/01.............      10,000        9,961,310
    General Motors Acceptance Corp.
       Medium Term Notes
       5.344%, 12/10/01[FRN]........       2,100        2,100,504
       5.55%, 09/15/03..............       3,000        2,992,500
    Goldman Sachs Group Notes
       [FRN] 144A
       5.46%, 11/24/00..............      20,000       19,961,600
    Lehman Brother Holdings Medium
       Term Notes Cl-E [FRN]
       5.801%, 01/18/00.............      10,000        9,986,800
    Merrill Lynch & Co. Inc. Notes
       6.375%, 10/15/08.............      10,000       10,387,500
    Merrill Lynch & Co. Notes [FRN]
       5.268%, 01/23/01.............       2,650        2,636,299
       5.465%, 02/04/03.............      23,000       22,838,540
    New England Educational Loan
       Marketing Assoc. Medium Term
       Notes Cl-B [FRN] 144A
       5.411%, 06/11/01.............      10,000        9,991,800
    Salomon, Inc. Notes [FRN]
       5.64%, 02/15/99..............       2,000        2,000,080
                                                   --------------
                                                      145,601,154
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
FOOD -- 0.7%
    RJR Nabisco, Inc. Notes
       8.625%, 12/01/02.............  $    6,500   $    6,603,740
                                                   --------------
INSURANCE -- 0.6%
    Residential Reinsurance Notes
       [FRN] 144A
       9.435%, 01/04/99.............       5,000        4,975,000
                                                   --------------
RAILROADS -- 0.6%
    Union Pacific Co. Notes
       7.875%, 02/15/02.............       5,000        5,237,500
                                                   --------------
REAL ESTATE -- 0.6%
    Spieker Properties, Inc. L.P.
      Notes
       6.95%, 12/15/02..............       5,000        5,068,750
                                                   --------------
TELECOMMUNICATIONS -- 7.2%
    AT&T Capital Corp. Notes [FRN]
       5.675%, 01/01/99 144A........      10,000        9,999,600
       5.628%, 01/15/99.............      10,000        9,999,000
    Sprint Corp. Notes
       9.50%, 04/01/03..............      22,500       25,846,425
    TCI Communications, Inc.
       Sr. Notes [FRN]
       4.695%, 09/11/00.............      10,000       10,033,900
    WorldCom, Inc. Sr. Notes
       9.375%, 01/15/04.............       8,632        8,942,985
                                                   --------------
                                                       64,821,910
                                                   --------------
UTILITIES -- 3.3%
    CMS Energy Corp. Sr. Notes
       8.125%, 05/15/02.............       5,000        5,262,500
    Connecticut Light & Power Co.
       First Mtge. Cl-C
       7.75%, 06/01/02..............       4,000        4,200,000
    Connecticut Light & Power Co./
       West Massachusetts Electric
       Co. Notes 144A
       8.59%, 06/05/03..............       5,000        5,152,735
    Louisiana Power & Light Corp.
       Notes
       7.74%, 07/01/02..............       6,000        6,120,000
    Petroleos Mexicanos Co.
      Guarantee
       Notes [FRN] 144A
       9.574%, 07/15/05.............      10,000        9,275,000
                                                   --------------
                                                       30,010,235
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $347,846,540)...............                  349,454,280
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 13.0%
    U.S. Treasury Bills
       3.79%, 03/04/99#.............         325          322,667
       3.95%, 03/04/99#.............          40           39,713
       4.03%, 03/04/99#.............         860          853,827
       4.30%, 05/13/99#.............          70           68,863

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
       4.31%, 04/29/99#.............  $      500   $      493,004
       4.31%, 05/27/99#.............       1,470        1,444,424
       4.38%, 03/04/99#.............       1,655        1,643,120
       4.43%, 03/04/99#.............       1,680        1,667,940
                                                   --------------
                                                        6,533,558
                                                   --------------
    U.S. Treasury Bonds
       7.25%, 05/15/16..............       1,000        1,211,761
       8.75%, 05/15/17..............       8,400       11,700,262
       8.875%, 02/15/19.............      21,000       29,908,620
       9.125%, 05/15/18.............      22,900       33,099,408
       9.25%, 02/15/16..............      13,200       18,922,776
                                                   --------------
                                                       94,842,827
                                                   --------------
    U.S. Treasury Inflationary Bonds
       3.625%, 07/15/02.............      15,000       15,258,165
                                                   --------------
    (Cost $116,638,436).............                  116,634,550
                                                   --------------
SOVEREIGN ISSUES -- 2.6%
ARGENTINA -- 0.7%
    Republic of Argentina [BRB, FRB]
       6.188%, 03/31/05.............       8,075        6,298,188
                                                   --------------
BRAZIL -- 0.3%
    Republic of Brazil-IDU
       Cl-A [VR, BRB]
       6.75%, 01/01/01..............       3,075        2,792,484
                                                   --------------
MEXICO -- 1.0%
    United Mexican States Sr.
       Notes [FRN]
       6.571%, 06/27/02.............      10,000        9,016,700
                                                   --------------
PHILIPPINES -- 0.6%
    Bangko Sentral Pilipinas
       8.60%, 06/15/27..............       6,000        5,062,500
                                                   --------------
TOTAL SOVEREIGN ISSUES
  (Cost $25,025,171)................                   23,169,872
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 1.0%
CANADA -- 0.4%
    Canadian Government
       4.25%, 12/01/26..............       5,214        3,477,018
                                                   --------------
NEW ZEALAND -- 0.6%
    New Zealand Government
       10.00%, 03/15/02.............      10,000        6,002,668
                                                   --------------
TOTAL FOREIGN BONDS
  (Cost $9,831,212).................                    9,479,686
                                                   --------------
                                         PAR
                                        (000)          VALUE
                                      ----------   --------------
CERTIFICATES OF DEPOSIT -- 2.2%
    Bank of Tokyo-Mitsubishi
       5.94%, 01/19/99
    (Cost $20,000,000)..............  $   20,000   $   19,996,374
                                                   --------------
COMMERCIAL PAPER -- 0.6%
    National Rural Utility Corp.
       4.88%, 03/23/99..............       1,400        1,384,438
    Procter & Gamble Co.
       4.85%, 02/26/99..............       4,000        3,969,822
                                                   --------------
    (Cost $5,354,450)...............                    5,354,260
                                                   --------------

                                        SHARES
                                      ----------
SHORT-TERM INVESTMENTS -- 1.9%
    Temporary Investment Cash
      Fund..........................   8,319,911        8,319,911
    Temporary Investment Fund.......   8,319,911        8,319,911
                                                   --------------
    (Cost $16,639,822)..............                   16,639,822
                                                   --------------
                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ----------
OPTIONS -- 0.5%
CALL OPTIONS
    2 Year U.S. Treasury Notes,
       Strike Price 97-4.50,
       Expires 01/20/99.............       4,000        1,592,400
    2 Year U.S. Treasury Notes,
       Strike Price 99-30.75,
       Expires 02/19/99.............       4,000          454,800
    3 Year U.S. Treasury Notes,
       Strike Price 97-18,
       Expires 01/15/99.............       3,000        1,195,800
    5 Year U.S. Treasury Notes,
       Strike Price 99-9.25,
       Expires 08/20/99.............       4,000        1,468,400
                                                   --------------
                                                        4,711,400
                                                   --------------
PUT OPTIONS
    5 Year U.S. Treasury Note
       Futures, Strike Price 107,
       Expires 02/20/99.............       4,000            6,250
    5 Year U.S. Treasury Notes,
       Strike Price 90-00,
       Expires 08/20/99.............       8,000            3,200
                                                   --------------
                                                            9,450
TOTAL OPTIONS (Cost $3,381,054).....                    4,720,850
                                                   --------------
TOTAL INVESTMENTS -- 121.1% (Cost
  $1,081,478,773)...................                1,085,608,870
                                                   --------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        NUMBER
                                          OF
                                      CONTRACTS        VALUE
                                      ---------        -----
WRITTEN OPTIONS -- (0.2%)
CALL OPTIONS
    2 Year U.S. Treasury Notes,
       Strike Price 100-16.25,
       Expires 02/19/99.............       4,000   $     (267,600)
    5 Year U.S. Treasury Notes,
       Strike Price 101-8,
       Expires 08/20/99.............       4,000         (966,800)
    30 Year U.S. Treasury Bond
      Futures,
       Strike Price 138,
       Expires 02/20/99.............       1,110          (10,406)
                                                   --------------
                                                       (1,244,806)
                                                   --------------
PUT OPTIONS
    2 Year U.S. Treasury Notes,
       Strike Price 99-19.75,
       Expires 02/19/99.............       8,000           (6,400)
    5 Year U.S. Treasury Notes,
       Strike Price 97-31,
       Expires 08/20/99.............       8,000         (344,000)
    30 Year U.S. Treasury Bond
      Futures,
       Strike Price 120,
       Expires 02/20/99.............         530           (9,109)
    30 Year U.S. Treasury Bond
      Futures,
       Strike Price 122,
       Expires 02/20/99.............         590          (18,438)
                                                   --------------
                                                         (377,947)
                                                   --------------
TOTAL WRITTEN OPTIONS (Cost
  ($638,678)).......................                   (1,622,753)
                                                   --------------
                                         PAR
                                        (000)
                                      ----------
SALE COMMITMENTS -- (2.2%)
    Federal National Mortgage Assoc.
       01/14/29 [TBA]
    (Cost ($20,134,375))............  $   20,000      (20,106,250)
                                                   --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (18.7%).................                 (167,383,099)
                                                   --------------
NET ASSETS -- 100.0%................               $  896,496,768
                                                   ==============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS      UNREALIZED
  MONTH      TYPE          DELIVER         FOR        AT VALUE     DEPRECIATION
--------------------------------------------------------------------------------
02/99        Sell   CAD   5,236,000     $3,397,794   $3,409,720      $11,926
                                        ==========   ==========      =======

# Securities with an aggregate market value of $6,533,558 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT     APPRECIATION
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
U.S. Treasury 30 Year
  Bond..................    03/99            $    200    $    (5,031)
U.S. Treasury 10 Year
  Note..................    03/99             114,900     (1,336,938)
Eurodollar..............    12/99      ECU    172,000       (113,163)
Eurodollar..............    03/00      ECU    172,000        (50,900)
Eurodollar..............    06/00      ECU    172,000        (23,788)
Eurodollar..............    09/00      ECU    191,000         35,975
Eurodollar..............    12/00      ECU     19,000         28,025
Eurodollar..............    03/01      ECU     19,000         30,638
Eurodollar..............    06/01      ECU     19,000         30,163
Eurodollar..............    09/01      ECU    146,000        179,450
                                                         -----------
                                                         $(1,225,569)
                                                         ===========

Interest rate swap agreements outstanding at December 31, 1998:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT     APPRECIATION
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
----------------------------------------------------------------------
Receive variable rate
payments on the six
month LIBOR-BBA floating
rate and pay fixed rate
payments on the then
current Japanese 10 Year
Government Bonds with a
spread of:
  2.295.................    04/08      JPY    580,000      $ 1,651
  2.305.................    04/08      JPY    377,000       (1,685)
                                                           -------
                                                           $   (34)
                                                           =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 6.6% of net assets.

See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 73.2%
AEROSPACE -- 2.1%
    AlliedSignal, Inc. ................  211,700   $  9,380,956
    General Dynamics Corp. ............   62,500      3,664,062
    Northrop Grumman Corp. ............   55,000      4,021,875
                                                   ------------
                                                     17,066,893
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co. ....................  100,000      5,868,750
                                                   ------------
BEVERAGES -- 2.9%
    Anheuser-Busch Companies, Inc. ....  240,000     15,750,000
    Coors, (Adolph) Co. Cl-B ..........  150,000      8,465,625
                                                   ------------
                                                     24,215,625
                                                   ------------
CHEMICALS -- 0.7%
    Agrium, Inc. ......................  250,000      2,171,875
    Lawter International, Inc. ........  100,000      1,162,500
    Olin Corp. ........................   80,000      2,265,000
                                                   ------------
                                                      5,599,375
                                                   ------------
COMPUTER HARDWARE -- 3.6%
    Compaq Computer Corp. .............  200,000      8,387,500
    EMC Corp.*.........................   60,000      5,100,000
    International Business Machines
      Corp. ...........................   90,000     16,627,500
                                                   ------------
                                                     30,115,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.5%
    Edwards, (J.D.) & Co.*.............  250,000      7,093,750
    Microsoft Corp.*...................  100,000     13,868,750
                                                   ------------
                                                     20,962,500
                                                   ------------
CONGLOMERATES -- 1.5%
    Philip Morris Companies, Inc. .....  100,000      5,350,000
    Textron, Inc. .....................   98,900      7,510,219
                                                   ------------
                                                     12,860,219
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.1%
    Colgate-Palmolive Co. .............  100,000      9,287,500
    Gillette Co. ......................  168,000      8,116,500
                                                   ------------
                                                     17,404,000
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.2%
    Altera Corp.*......................  156,700      9,539,112
    Applied Materials, Inc.*...........  295,000     12,592,812
    Emerson Electric Co. ..............  120,000      7,507,500
    General Electric Co. ..............  150,000     15,309,375
    Tandy Corp. .......................  238,100      9,806,744
    Texas Instruments, Inc. ...........  157,000     13,433,312
                                                   ------------
                                                     68,188,855
                                                   ------------
FINANCIAL-BANK & TRUST -- 7.8%
    Bank of New York Co., Inc. ........  400,000     16,100,000
    Charter One Financial, Inc. .......  315,000      8,741,250
    Chase Manhattan Corp. .............  135,000      9,188,438
    Fleet Financial Group, Inc. .......  220,000      9,831,250
    Mellon Bank Corp. .................  140,000      9,625,000
    Summit Bancorp.....................  260,000     11,358,750
                                                   ------------
                                                     64,844,688
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
FOOD -- 3.8%
    General Mills, Inc. ...............  140,000   $ 10,885,000
    Heinz, (H.J.) Co. .................  110,000      6,228,750
    Kellogg Co. .......................  140,000      4,777,500
    Quaker Oats Co. ...................  160,000      9,520,000
                                                   ------------
                                                     31,411,250
                                                   ------------
HOTELS & MOTELS -- 0.7%
    Hilton Hotels Corp. ...............  320,000      6,120,000
                                                   ------------
INSURANCE -- 4.1%
    Allmerica Financial Corp. .........  176,363     10,207,009
    CIGNA Corp. .......................  110,700      8,558,494
    Ohio Casualty Corp. ...............  150,000      6,168,750
    Travelers Property Casualty Corp.
      Cl-A.............................  290,000      8,990,000
                                                   ------------
                                                     33,924,253
                                                   ------------
MACHINERY & EQUIPMENT -- 0.5%
    Sundstrand Corp. ..................   80,000      4,150,000
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Arterial Vascular Engineering,
      Inc.*............................   80,000      4,200,000
    Becton Dickinson & Co. ............  150,000      6,403,125
    Medtronic, Inc. ...................   55,000      4,083,750
                                                   ------------
                                                     14,686,875
                                                   ------------
METALS & MINING -- 0.2%
    Newmont Mining Corp. ..............  100,994      1,824,204
                                                   ------------
OIL & GAS -- 6.1%
    Apache Corp. ......................  200,000      5,062,500
    Atlantic Richfield Co. ............   80,000      5,220,000
    Chevron Corp. .....................   70,000      5,805,625
    Conoco, Inc. Cl-A*.................  300,000      6,262,500
    Exxon Corp. .......................  100,000      7,312,500
    Halliburton Co. ...................  241,000      7,139,625
    Royal Dutch Petroleum Co. .........   60,000      2,872,500
    Union Pacific Resources Group,
      Inc. ............................  121,173      1,098,130
    Unocal Corp. ......................  205,000      5,983,438
    USX-Marathon Group.................  120,000      3,615,000
                                                   ------------
                                                     50,371,818
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Fort James Corp. ..................  150,000      6,000,000
                                                   ------------
PERSONAL SERVICES -- 0.5%
    Galileo International, Inc. .......   99,000      4,306,500
                                                   ------------
PHARMACEUTICALS -- 6.9%
    American Home Products Corp. ......   76,000      4,279,750
    Bristol-Meyers Squibb Co. .........   90,000     12,043,125
    Lilly, (Eli) & Co. ................  120,000     10,665,000
    Merck & Co., Inc. .................  100,000     14,768,750
    Pfizer, Inc. ......................   30,000      3,763,125
    SmithKline Beecham PLC [ADR].......   70,000      4,865,000
    Warner-Lambert Co. ................   90,000      6,766,875
                                                   ------------
                                                     57,151,625
                                                   ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
RAILROADS -- 2.3%
    Kansas City Southern Industries,
      Inc. ............................  296,000   $ 14,559,500
    Norfolk Southern Corp. ............  150,000      4,753,125
                                                   ------------
                                                     19,312,625
                                                   ------------
RETAIL & MERCHANDISING -- 2.6%
    CVS Corp. .........................  112,100      6,165,500
    Dayton-Hudson Corp. ...............  230,600     12,510,050
    Penney, (J.C.) Co., Inc. ..........   70,000      3,281,250
                                                   ------------
                                                     21,956,800
                                                   ------------
SEMICONDUCTORS -- 2.7%
    Intel Corp. .......................   83,500      9,899,969
    Motorola, Inc. ....................  200,000     12,212,500
                                                   ------------
                                                     22,112,469
                                                   ------------
TELECOMMUNICATIONS -- 7.9%
    Ameritech Corp. ...................  100,000      6,337,500
    Bell Atlantic Corp. ...............  200,000     11,362,500
    BellSouth Corp. ...................  120,000      5,985,000
    GTE Corp. .........................  100,000      6,743,750
    MediaOne Group, Inc.*..............  150,000      7,050,000
    SBC Communications, Inc. ..........  180,000      9,652,500
    Sprint Corp. (FON Group)...........   62,700      5,274,638
    Sprint Corp. (PCS Group)*..........   31,350        724,969
    U. S. West, Inc. ..................  190,000     12,278,750
                                                   ------------
                                                     65,409,607
                                                   ------------
UTILITIES -- 0.3%
    Interstate Energy Corp. ...........   88,400      2,850,900
                                                   ------------
TOTAL COMMON STOCK
  (Cost $462,573,794)..................             608,714,831
                                                   ------------
PREFERRED STOCK -- 0.3%
METALS & MINING -- 0.1%
    Kinam Gold, Inc. $3.75 CL-B........   20,000        720,000
TELECOMMUNICATIONS -- 0.2%
    Global Crossing Holdings* 144A.....   16,500      1,617,000
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $2,613,575)....................               2,337,000
                                                   ------------
                                           PAR
                                          (000)
                                          -----
CORPORATE OBLIGATIONS -- 18.9%
BROADCASTING -- 0.8%
    American Radio Systems Co. Co.
      Guarantee Notes
      9.00%, 02/01/06..................  $   130        140,725
    CBS, Inc. Debs.
      8.875%, 06/01/22.................    2,000      2,275,000
    Continental Cablevision, Inc. Sr.
      Debs.
      9.50%, 08/01/13..................    2,000      2,362,500
    Heritage Media Corp. Sr. Sub. Notes
      8.75%, 02/15/06..................    1,500      1,616,250
                                                   ------------
                                                      6,394,475
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
BUILDING MATERIALS -- 0.4%
    USG Corp. Sr. Notes
      8.50%, 08/01/05..................  $ 3,500   $  3,705,625
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Loewen Group, Inc. Co. Guarantee
      Notes
      8.25%, 10/15/03..................    1,750      1,505,000
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    GCI, Inc. Sr. Notes
      9.75%, 08/01/07..................    1,000        985,000
    Grand Casinos, Inc. First Mtge.
      10.125%, 12/01/03................    1,500      1,635,000
                                                   ------------
                                                      2,620,000
                                                   ------------
FINANCIAL SERVICES -- 1.7%
    Aetna Services, Inc. Co. Guarantee
      Notes
      6.97%, 08/15/36..................    1,000      1,056,250
    Associates Corp. of North America
      Sr. Medium Term Notes Cl-E
      7.375%, 06/11/07.................    2,400      2,599,500
    DQU II Funding Corp. Debs.
      8.70%, 06/01/16..................    1,989      2,207,790
    Equitable Companies, Inc. Sr. Notes
      9.00%, 12/15/04..................    4,035      4,700,775
    Lehman Brothers Holdings, Inc. Sr.
      Notes
      8.80%, 03/01/15..................    1,850      2,039,625
    SunAmerica, Inc. Debs.
      8.125%, 04/28/23.................    1,500      1,670,625
                                                   ------------
                                                     14,274,565
                                                   ------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp. Sr. Notes
      7.00%, 09/15/03..................    1,000      1,048,750
                                                   ------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. Sr. Notes
      7.20%, 12/15/09..................    2,000      1,995,000
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Worldwide Fiber, Inc. Sr. Notes
      144A
      12.50%, 12/15/05.................    1,500      1,503,750
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Agco Corp. Sr. Sub. Notes
      8.50%, 03/15/06..................    1,000        960,000
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    U.S. Surgical Corp. Sr. Notes
      7.25%, 03/15/08..................    1,000      1,096,250
                                                   ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
METALS & MINING -- 0.8%
    Glencore Nickel Property Ltd. Co.
      Co. Guarantee Notes
      9.00%, 12/01/14..................  $ 2,000   $  1,630,000
    Haynes International, Inc. Sr.
      Notes
      11.625%, 09/01/04................    1,500      1,398,750
    Inland Steel Co. First Mtge. Cl-R
      7.90%, 01/15/07..................    2,000      2,017,500
    National Steel Corp. First Mtge.
      8.375%, 08/01/06.................    1,500      1,430,625
                                                   ------------
                                                      6,476,875
                                                   ------------
OIL & GAS -- 3.3%
    Atlantic Richfield Co. Debs.
      10.875%, 07/15/05................    3,000      3,885,000
      9.875%, 03/01/16.................    1,505      2,067,494
    Belco Oil & Gas Corp. Sr. Sub.
      Notes Cl-B
      8.875%, 09/15/07.................    1,500      1,372,500
    Canadian Forest Oil Ltd. Co.
      Guarantee Notes
      8.75%, 09/15/07..................    1,500      1,357,500
    Cliffs Drilling Co. Co. Guarantee
      Notes Cl-B
      10.25%, 05/15/03.................    1,900      2,002,125
    Deeptech International, Inc. Sr.
      Notes
      12.00%, 12/15/00.................    1,550      1,685,625
    Gulf Canada Resources Ltd. Sr.
      Notes
      8.35%, 08/01/06..................    1,000        997,500
      8.25%, 03/15/17..................    1,000        931,250
    Navigator Gas Transport Notes 144A
      10.50%, 06/30/07.................    1,000        885,000
    Noram Energy Corp. Sub. Debs. [CVT]
      6.00%, 03/15/12..................    1,929      1,854,251
    Northern Offshore ASA Co. Guarantee
      Notes 144A
      10.00%, 05/15/05.................    1,000        500,000
    Ocean Energy, Inc. Co. Guarantee
      Notes Cl-B
      8.875%, 07/15/07.................    2,000      1,985,000
    Ocean Energy, Inc. Sr. Sub. Notes
      10.375%, 10/15/05................    1,025      1,086,500
    Pacific Gas & Electric Co. First
      Mtge.
      7.25%, 08/01/26..................    4,000      4,260,000
    Sun Co., Inc. Debs.
      9.375%, 06/01/16.................    1,000      1,213,750
    Veritas Holdings Sr. Notes
      9.625%, 12/15/03.................    1,300      1,300,000
                                                   ------------
                                                     27,383,495
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Quno Corp. Sr. Notes
      9.125%, 05/15/05.................    2,150      2,311,250
                                                   ------------
PRINTING & PUBLISHING -- 0.3%
    Affiliated Newspaper Investments,
      Inc. Sr. Disc. Notes [STEP]
      11.305%, 07/01/06................    2,500      2,409,375
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
RETAIL & MERCHANDISING -- 0.3%
    Dayton-Hudson Corp. Notes
      5.875%, 11/01/08.................  $ 2,400   $  2,430,000
                                                   ------------
TELECOMMUNICATIONS -- 5.2%
    360 Communications Co. Notes
      6.65%, 01/15/08..................    2,000      2,117,500
    Cencall Communications Corp. Sr.
      Disc. Notes [STEP]
      10.626%, 01/15/04................    2,000      2,000,000
    Centel Capital Corp. Debs.
      9.00%, 10/15/19..................    2,500      3,175,000
    CF Cable TV, Inc. Sr. Notes
      11.625%, 02/15/05................    2,000      2,207,500
    Echostar Communications Corp. Sr.
      Disc. Notes [STEP]
      10.889%, 06/01/04................    1,400      1,440,250
    Intermedia Communications, Inc. Sr.
      Notes Cl-B
      8.50%, 01/15/08..................    1,000        960,000
    International CableTel, Inc. Sr.
      Notes Cl-A [STEP]
      11.356%, 04/15/05................    3,000      2,692,500
    JCAC, Inc. Sr. Sub. Notes
      10.125%, 06/15/06................    1,000      1,093,750
    Level 3 Communications, Inc. Sr.
      Disc. Notes [STEP] 144A
      10.50%, 12/01/08.................    3,000      1,755,000
    Level 3 Communications, Inc. Sr.
      Notes
      9.125%, 05/01/08.................    1,500      1,492,500
    McLeodUSA, Inc. Sr. Notes 144A
      9.50%, 11/01/08..................    1,000      1,057,500
    MetroNet Communications Corp. Sr.
      Disc. Notes [STEP]
      10.75%, 11/01/07.................    1,750      1,067,500
    MetroNet Communications Corp. Sr.
      Notes
      12.00%, 08/15/07.................    1,500      1,672,500
    Nextlink Communications, Inc. Sr.
      Notes
      9.625%, 10/01/07.................    2,000      1,935,000
    NTL, Inc. Sr. Notes [STEP] 144A
      12.375%, 10/01/08................    2,000      1,265,000
    Qwest Communications International,
      Inc. Sr. Notes 144A
      7.25%, 11/01/08..................    2,000      2,050,000
    RCN Corp. Sr. Disc. Notes [STEP]
      18.217%, 02/15/08................    3,000      1,620,000
    RSL Communications PLC Co.
      Guarantee Notes [STEP]
      10.125%, 03/01/08................    1,000        567,500
    RSL Communications PLC Sr. Notes
      9.125%, 03/01/08.................    1,000        937,500
    Southwestern Bell Telephone Debs.
      5.375%, 06/01/06.................    4,000      3,980,000
    Sprint Capital Corp. Co. Guarantee
      Notes
      6.125%, 11/15/08.................    3,000      3,071,250

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Sprint Spectrum L.P. Sr. Notes
      11.00%, 08/15/06.................  $   950   $  1,102,000
    Tele-Communications, Inc. Debs.
      9.80%, 02/01/12..................    2,000      2,670,000
    Teligent, Inc. Sr. Disc. Notes Cl-B
      [STEP]
      11.50%, 03/01/08.................    2,000        980,000
                                                   ------------
                                                     42,909,750
                                                   ------------
UTILITIES -- 4.6%
    Boston Edison Co. Debs.
      7.80%, 05/15/10..................    1,254      1,446,084
      7.80%, 03/15/23..................    1,640      1,746,600
    Carolina Power & Light First Mtge.
      8.625%, 09/15/21.................    1,000      1,278,780
    Citizens Utilities Co. Debs.
      7.00%, 11/01/25..................    2,500      2,631,250
    Cleveland Electric Illuminating Co.
      First Mtge. Cl-B
      9.50%, 05/15/05..................    3,000      3,311,250
    Coda Energy, Inc. Co. Guarantee
      Notes Cl-B
      10.50%, 04/01/06.................    1,000        985,000
    Commonwealth Edison First Mtge.
      8.25%, 10/01/06..................    2,000      2,287,500
    Connecticut Light & Power Co. First
      Mtge. Cl-D
      7.875%, 10/01/24.................    1,000      1,056,250
    Consumers Energy Co. First Mtge.
      7.375%, 09/15/23.................    2,500      2,528,125
    Detroit Edison Medium Term Notes
      8.30%, 08/01/22..................    1,000      1,083,750
    El Paso Electric Co. First Mtge.
      Cl-C
      8.25%, 02/01/03..................    1,500      1,616,250
    Gulf States Utilities First Mtge.
      8.70%, 04/01/24..................    1,000      1,066,250
    Illinois Power Co. Mtge.
      7.50%, 07/12/25..................    1,900      2,006,875
    Jersey Central Power & Light Co.
      First Mtge.
      7.50%, 05/01/23..................    1,500      1,573,125
    Metropolitan Edison Co. First Mtge.
      Medium Term Notes Cl-B
      8.15%, 01/30/23..................    2,975      3,249,179
    New York State Electric & Gas Corp.
      First Mtge.
      8.30%, 12/15/22..................    1,400      1,501,500
      8.30%, 12/15/22..................      475        512,406

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Niagara Mohawk Power First Mtge.
      9.75%, 11/01/05..................  $ 1,000   $  1,188,750
    PECO Energy First Mtge.
      7.25%, 11/01/24..................    2,000      2,052,500
    Penn Power and Light First Mtge.
      7.875%, 02/01/23.................    1,000      1,091,250
    South Carolina Electric & Gas Co.
      Mtge.
      8.875%, 08/15/21.................    2,000      2,207,500
    Western Massachusetts Electric Co.
      First Mtge. Cl-V
      7.75%, 12/01/02..................    2,000      2,017,750
                                                   ------------
                                                     38,437,924
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $158,972,179)..................             157,462,084
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.4%
    Federal Home Loan Mtge. Corp.
      6.50%, 09/01/11-01/01/12
    (Cost $10,988,111).................   11,235     11,410,656
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 1.1%
    U.S. Treasury Notes
      6.125%, 08/15/07.................    4,000      4,378,960
      5.625%, 05/15/08.................    4,250      4,538,080
                                                   ------------
    (Cost $8,609,129)..................               8,917,040
                                                   ------------
COMMERCIAL PAPER -- 3.2%
    American Express Co.
      5.756%, 01/04/99
    (Cost $26,775,000).................   26,775     26,775,000
                                                   ------------

                                         SHARES
                                         -------
SHORT-TERM INVESTMENTS -- 1.7%
    Temporary Investment Cash Fund.....7,132,946      7,132,946
    Temporary Investment Fund..........7,132,945      7,132,945
                                                   ------------
    (Cost $14,265,891).................              14,265,891
                                                   ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $684,797,679)..................             829,882,502
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..................               1,599,478
                                                   ------------
NET ASSETS -- 100.0%...................            $831,481,980
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.3% of net assets.

See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 82.5%
AEROSPACE -- 0.5%
    REMEC, Inc.*.....................      75,400   $  1,357,200
                                                    ------------
BUSINESS SERVICES -- 3.4%
    Lason, Inc.*.....................      24,575      1,429,958
    Metzler Group, Inc.*.............      43,762      2,130,662
    PAREXEL International Corp.*.....      62,025      1,550,625
    Pegasus Systems, Inc.*...........      45,175      1,626,300
    Personnel Group of America,
      Inc.*..........................     108,300      1,895,250
    ProBusiness Services, Inc.*......      22,950      1,044,225
                                                    ------------
                                                       9,677,020
                                                    ------------
CLOTHING & APPAREL -- 2.2%
    Burlington Coat Factory Warehouse
      Corp. .........................      83,275      1,358,423
    The Men's Warehouse, Inc.*.......      37,860      1,202,055
    The Warnaco Group, Inc. Cl-A.....      46,775      1,181,069
    The Wet Seal, Inc. Cl-A*.........      89,000      2,686,687
                                                    ------------
                                                       6,428,234
                                                    ------------
COMPUTER HARDWARE -- 2.0%
    Insight Enterprises, Inc.*.......     110,605      5,627,029
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 19.8%
    Avant! Corp.*....................      45,975        735,600
    BindView Development Corp.*......      45,775      1,258,812
    Brooktrout Technology, Inc.*.....      38,975        667,447
    CDW Computer Centers, Inc.*......      58,700      5,631,531
    CheckFree Holdings Corp.*........     143,075      3,344,378
    Check Point Software Technologies
      Ltd.*..........................      41,375      1,895,492
    Computron Software, Inc.*........       7,905          7,411
    Documentum, Inc.*................      45,525      2,432,742
    Electronic Arts, Inc.*...........      33,875      1,901,234
    HNC Software, Inc.*..............     131,075      5,300,345
    IMRglobal Corp.*.................      55,400      1,630,837
    Macromedia, Inc.*................      96,675      3,256,739
    Mastech Corp.*...................     100,475      2,876,097
    Microchip Technology, Inc.*......      34,250      1,267,250
    MMC Networks, Inc.*..............      86,225      1,142,481
    Sapient Corp.*...................      39,150      2,192,400
    SIPEX Corp.*.....................      81,325      2,856,541
    Software AG Systems, Inc.*.......     160,200      2,903,625
    Sykes Enterprises, Inc.*.........     131,800      4,019,900
    Transaction Systems Architects,
      Inc.*..........................      38,225      1,911,250
    USWeb Corp.*.....................     198,900      5,245,987
    VERITAS Software Corp.*..........      44,350      2,658,228
    Wind River Systems, Inc.*........      31,000      1,457,000
                                                    ------------
                                                      56,593,327
                                                    ------------
CONSTRUCTION -- 0.9%
    Dycom Industries, Inc.*..........      46,850      2,676,306
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 2.7%
    Action Performance Companies,
      Inc.*..........................      62,825      2,222,434
    Helen of Troy Ltd.*..............     237,800      3,492,687
    Pre-Paid Legal Services, Inc.*...      58,575      1,932,975
                                                    ------------
                                                       7,648,096
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.6%
    Applied Micro Circuits Corp.*....      59,550   $  2,022,839
    Brooks Automation, Inc.*.........     147,325      2,154,628
    Concord EFS, Inc.*...............     105,175      4,456,791
    Sanmina Corp.*...................      43,450      2,715,625
    Sawtek, Inc.*....................     144,175      2,523,063
    SDL, Inc.*.......................      45,525      1,803,928
    Uniphase Corp.*..................      28,625      1,985,859
    Veeco Instruments, Inc.*.........      22,725      1,207,266
                                                    ------------
                                                      18,869,999
                                                    ------------
ENTERTAINMENT & LEISURE -- 4.0%
    Family Golf Centers, Inc.*.......      83,600      1,651,100
    Global Vacation Group, Inc.*.....      87,050        750,806
    Loews Cineplex Entertainment
      Corp.*.........................     236,400      2,393,550
    Premier Parks, Inc.*.............     111,475      3,372,119
    Silverleaf Resorts, Inc.*........     132,025      1,229,483
    Travel Services International,
      Inc.*..........................      63,650      1,941,325
                                                    ------------
                                                      11,338,383
                                                    ------------
ENVIRONMENTAL SERVICES -- 2.4%
    Allied Waste Industries, Inc.*...      81,427      1,923,713
    Eastern Environmental Services,
      Inc.*..........................      28,850        854,681
    KTI, Inc.*.......................      42,050        909,331
    Safety-Kleen Corp................     126,000      1,779,750
    Superior Services, Inc.*.........      75,000      1,504,688
                                                    ------------
                                                       6,972,163
                                                    ------------
EQUIPMENT SERVICES -- 2.7%
    Gemstar International Group
      Ltd.*..........................      92,425      5,291,331
    Rental Service Corp.*............      74,375      1,166,758
    United Rentals, Inc.*............      34,250      1,134,531
                                                    ------------
                                                       7,592,620
                                                    ------------
FOOD -- 1.3%
    American Italian Pasta Co.
      Cl-A*..........................      31,900        841,363
    U.S. Foodservice, Inc.*..........      57,350      2,810,150
                                                    ------------
                                                       3,651,513
                                                    ------------
HEALTHCARE SERVICES -- 6.8%
    Capital Senior Living Corp.*.....     137,450      1,915,709
    Cerner Corp.*....................      74,400      1,990,200
    Concentra Managed Care, Inc.*....     149,925      1,602,323
    Envoy Corp.*.....................      15,250        888,313
    HBO & Co. .......................     129,335      3,710,298
    IDEXX Laboratories, Inc.*........      29,850        803,152
    Medical Manager Corp.*...........      59,975      1,881,716
    NCS Healthcare, Inc. Cl-A*.......      53,000      1,258,750

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Orthodontic Centers of America,
      Inc.*..........................     145,150   $  2,821,353
    Sunrise Assisted Living, Inc.*...      49,100      2,547,063
                                                    ------------
                                                      19,418,877
                                                    ------------
INSURANCE -- 1.6%
    Annuity and Life Re Holdings
      Ltd. ..........................     121,500      3,280,500
    HCC Insurance Holdings, Inc. ....      75,050      1,322,756
                                                    ------------
                                                       4,603,256
                                                    ------------
MACHINERY & EQUIPMENT -- 1.2%
    Advanced Energy Industries,
      Inc.*..........................      69,275      1,731,875
    National Equipment Services,
      Inc.*..........................     152,075      1,748,863
                                                    ------------
                                                       3,480,738
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
    Perclose, Inc.*..................      37,125      1,229,766
                                                    ------------
METALS & MINING -- 0.3%
    IMCO Recycling, Inc. ............      55,350        854,466
                                                    ------------
OFFICE EQUIPMENT -- 2.0%
    Global Imaging Systems, Inc.*....     234,800      5,693,900
                                                    ------------
OIL & GAS -- 0.3%
    Cal Dive International, Inc.*....      40,900        848,675
                                                    ------------
PERSONAL SERVICES -- 0.4%
    Sylvan Learning Systems, Inc.*...      33,900      1,033,950
                                                    ------------
PHARMACEUTICALS -- 8.9%
    Andrx Corp.*.....................      86,300      4,422,875
    Cardinal Health, Inc. ...........      14,284      1,083,799
    Jones Medical Industries,
      Inc. ..........................      86,750      3,166,375
    Kendle International, Inc.*......      40,825        954,284
    King Pharmaceuticals, Inc.*......     260,900      6,816,013
    Medicis Pharmaceutical Corp.
      Cl-A*..........................      53,275      3,176,522
    Watson Pharmaceuticals, Inc.*....      91,625      5,760,922
                                                    ------------
                                                      25,380,790
                                                    ------------
PRINTING & PUBLISHING -- 0.8%
    American Bank Note Holographics,
      Inc.*..........................     139,150      2,435,125
                                                    ------------
REAL ESTATE -- 0.6%
    Fairfield Communities, Inc.*.....     146,174      1,617,050
                                                    ------------
RESTAURANTS -- 1.6%
    CKE Restaurants, Inc. ...........     154,000      4,533,375
                                                    ------------
RETAIL & MERCHANDISING -- 4.8%
    American Eagle Outfitters,
      Inc.*..........................      54,600      3,637,725
    Cash America International,
      Inc. ..........................      80,400      1,221,075

                                         SHARES        VALUE
                                         ------        -----
    Elder-Beerman Stores Corp.*......      62,000   $    716,875
    Linens 'n Things, Inc.*..........      49,700      1,969,363
    Pacific Sunwear of California,
      Inc.*..........................      93,550      1,531,881
    Saks, Inc.*......................      29,125        919,258
    The Sports Authority, Inc.*......     176,500        926,625
    Trans World Entertainment
      Corp.*.........................     150,737      2,873,424
                                                    ------------
                                                      13,796,226
                                                    ------------
SEMICONDUCTORS -- 0.6%
    Vitesse Semiconductor, Inc.*.....      34,799      1,587,704
                                                    ------------
TELECOMMUNICATIONS -- 3.7%
    Allegiance Telecom, Inc.*........     148,125      1,796,016
    Digital Microwave Corp.*.........     287,825      1,969,802
    Terayon Communication Systems,
      Inc.*..........................      61,100      2,260,700
    Viatel, Inc.*....................     206,650      4,727,119
                                                    ------------
                                                      10,753,637
                                                    ------------
TOTAL COMMON STOCK
  (Cost $171,823,331)................                235,699,425
                                                    ------------
FOREIGN STOCK -- 1.0%
BUILDING MATERIALS -- 0.2%
    Hunter Douglas NV -- (NLG) ......      16,012        530,699
                                                    ------------
MACHINERY & EQUIPMENT -- 0.6%
    IHC Caland NV -- (NLG) ..........      39,525      1,642,777
                                                    ------------
RESTAURANTS -- 0.2%
    Wetherspoon, (J.D.)
      PLC -- (GBP)...................     260,165        759,679
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $2,581,316)..................                  2,933,155
                                                    ------------
SHORT-TERM INVESTMENTS -- 9.7%
    Temporary Investment Cash Fund...  13,881,957     13,881,957
    Temporary Investment Fund........  13,881,957     13,881,957
                                                    ------------
    (Cost $27,763,914)...............                 27,763,914
                                                    ------------
TOTAL INVESTMENTS -- 93.2%
  (Cost $202,168,561)................                266,396,494
                                                    ------------
OTHER ASSETS LESS
  LIABILITIES -- 6.8%................                 19,450,387
                                                    ------------
NET ASSETS -- 100.0%.................               $285,846,881
                                                    ============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 95.2%
ARGENTINA -- 0.6%
    Banco de Galicia y Buenos Aires
      SA de CV [ADR] ................      18,273   $    322,057
    Banco Frances SA [ADR] ..........      16,411        340,528
    Telefonica de Argentina SA Cl-B
      [ADR]..........................      26,200        731,962
    YPF SA [ADR].....................      56,307      1,573,077
                                                    ------------
                                                       2,967,624
                                                    ------------
AUSTRALIA -- 2.2%
    Australian Gas Light Co. Ltd. ...      90,795        654,582
    Brambles Industries Ltd. ........      33,000        804,577
    Colonial Ltd. ...................     267,618        919,221
    Commonwealth Bank of Australia...      80,459      1,143,104
    Goodman Fielder Ltd. ............     435,000        440,240
    John Fairfax Holdings Ltd. ......      43,000         88,355
    Lend Lease Corp. Ltd. ...........      40,700        549,204
    National Australia Bank Ltd. ....         820         12,373
    News Corp. Ltd. .................     133,593        883,322
    News Corp. Ltd. Pfd. ............     116,650        710,478
    Publishing & Broadcasting
      Ltd. ..........................     139,300        609,196
    Star City Holdings Ltd.*.........     419,000        370,849
    TABCORP Holdings Ltd. ...........      99,000        607,228
    Telstra Corp. Ltd. ..............     306,838      1,435,986
    Westpac Banking Corp. Ltd. ......     180,148      1,206,615
                                                    ------------
                                                      10,435,330
                                                    ------------
BELGIUM -- 1.9%
    Dexia Belgium (Credit Communal)..       3,940        659,481
    Fortis AG........................       7,146      2,589,828
    KBC Bancassurance Holdings NV....      61,000      4,829,890
    Societe Europeene des Satellites
      [FDR]*.........................       2,600        426,109
    UCB SA...........................         101        623,298
                                                    ------------
                                                       9,128,606
                                                    ------------
BRAZIL -- 1.7%
    Banco Bradesco SA................  62,664,000        347,499
    Banco Bradesco SA Rights*........   2,597,369              0
    Banco Itau SA....................     710,000        346,714
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [ADR]...................      16,260        252,030
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [GDR]...................       5,160         79,980
    Companhia Cervejaria Brahma......     834,000        358,940
    Companhia Cimento Portland
      Itau...........................     865,000        103,811
    Companhia Energetica de Minas
      Geras..........................  14,496,779        267,570
    Companhia Energetica de Minas
      Geras [ADR]....................      16,971        323,070
    Petroleo Brasileiro SA...........   7,401,508        820,892
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................      52,250      3,797,922
    Telecomunicacoes de Sao Paulo
      SA.............................   4,705,207        634,786

                                         SHARES        VALUE
                                         ------        -----
    Telesp Celular SA Pfd. Cl-B*.....   4,494,000   $    197,138
    Uniao de Bancos Brasileiros SA
      [GDR]..........................      18,000        259,875
                                                    ------------
                                                       7,790,227
                                                    ------------
CANADA -- 0.2%
    Alcan Aluminium Ltd. ............      23,310        623,749
    Royal Bank of Canada.............       8,470        420,759
                                                    ------------
                                                       1,044,508
                                                    ------------
CHILE -- 0.1%
    Chilectra SA [ADR] 144A..........      14,905        330,077
    Compania Cervecerias Unidas SA
      [ADR]..........................       7,712        148,456
                                                    ------------
                                                         478,533
                                                    ------------
CHINA -- 0.2%
    Huaneng Power International, Inc.
      [ADR]*.........................      51,000        739,500
                                                    ------------
CZECH REPUBLIC -- 0.0%
    SPT Telecom AS...................      13,600        207,418
                                                    ------------
DENMARK -- 0.4%
    Den Danske Bank..................       6,380        857,102
    Tele Danmark AS..................       2,030        273,990
    Unidanmark AS Cl-A...............       6,110        552,020
                                                    ------------
                                                       1,683,112
                                                    ------------
FINLAND -- 0.7%
    Nokia Oyj Cl-A...................      26,898      3,293,661
                                                    ------------
FRANCE -- 10.9%
    Alcatel..........................      15,212      1,862,691
    AXA SA...........................      27,342      3,964,730
    Carrefour Supermarche SA.........       3,289      2,484,115
    Compagnie de Saint-Gobain........      12,440      1,757,097
    Credit Commercial de France......      17,210      1,598,993
    Dexia France.....................       5,200        801,502
    Dexia France SA..................       5,023        774,220
    Groupe Danone....................       6,230      1,784,458
    Groupe GTM.......................       3,230        335,374
    L'Oreal..........................       1,607      1,162,239
    Lafarge SA.......................       7,843        745,547
    Lapeyre SA.......................       8,065        576,070
    Legrand SA.......................       3,823      1,013,579
    Pathe SA.........................       2,331        650,976
    Pinault-Printemps Redoute SA.....      23,955      4,580,003
    Sanofi SA........................      20,507      3,377,445
    Schneider SA.....................      43,028      2,611,254
    Societe Generale.................       9,236      1,496,342
    Societe Nationale Elf Aquitaine
      SA.............................      13,350      1,543,875
    Societe Television Francaise.....       9,610      1,711,767
    Sodexho SA*......................      18,850      4,218,127
    STMicroelectronics NV*...........      13,270      1,045,254
    Total SA Cl-B....................      36,694      3,718,003
    Vivendi..........................      28,820      7,481,011
                                                    ------------
                                                      51,294,672
                                                    ------------

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
GERMANY -- 7.2%
    Allianz AG ......................       7,230   $  2,691,412
    Bayer AG.........................      39,225      1,647,407
    Bayerische Hypo-Und Vereinsbank
      AG.............................      48,699      3,853,768
    Buderus AG.......................         807        297,988
    Deutsche Bank AG.................      34,924      2,060,816
    Deutsche Telekom AG..............      63,641      2,092,046
    Dresdner Bank AG.................      49,733      2,084,252
    Dresdner Bank AG Warrants*.......      27,736        471,282
    Fielmann AG Pfd. ................       5,723        257,712
    Fresenius AG Pfd. ...............       2,660        558,985
    Gehe AG..........................      55,811      3,753,081
    Hoechst AG.......................      12,980        536,963
    Hornbach Baumarkt AG.............       1,300         46,832
    Hornbach Holdings AG Pfd. .......       5,870        350,680
    Mannesmann AG....................      33,690      3,898,931
    Rhoen-Klinikum AG................       8,250        798,489
    SAP AG...........................       5,970      2,580,816
    SAP AG Pfd. .....................       3,367      1,616,262
    Siemens AG.......................      15,410      1,013,134
    Veba AG..........................      46,244      2,740,455
    Volkswagen AG....................       9,070        734,087
                                                    ------------
                                                      34,085,398
                                                    ------------
HONG KONG -- 1.5%
    Cheung Kong Holdings Ltd. .......      43,000        309,442
    China Light & Power Co. Ltd. ....     139,000        692,576
    China Telecom Ltd. ..............     230,000        397,830
    Hang Seng Bank Ltd. .............      49,000        438,007
    Henderson Land Development Co.
      Ltd. ..........................     169,000        874,775
    Hong Kong Telecommunications
      Ltd. ..........................     345,200        603,775
    HSBC Holdings PLC................      28,800        717,489
    Hutchison Whampoa Ltd. ..........     358,000      2,530,070
    Sun Hung Kai Properties Ltd. ....      41,000        299,018
                                                    ------------
                                                       6,862,982
                                                    ------------
INDIA -- 0.1%
    Mahanagar Telephone Nigam Ltd.
      [GDR]*.........................      44,000        536,800
                                                    ------------
IRELAND -- 0.1%
    CBT Group PLC -- Sponsored
      [ADR]*.........................      36,650        545,169
                                                    ------------
ITALY -- 5.6%
    Assicurazioni Generali...........      50,960      2,132,486
    Banca Commerciale Italia NA......     104,000        719,028
    Banca di Roma*...................     889,000      1,509,619
    Ente Nazionale Idrocarburi SPA...     443,100      2,902,239
    Industrie Natuzzi SPA [ADR]......      15,260        379,593
    Istituto Nazionale delle
      Assicurazioni..................     610,000      1,614,811
    Italgas SPA......................     112,936        612,661
    La Rinascente SPA................      22,800        234,998
    Mediolanum SPA...................     211,720      1,572,916
    San Paolo-IMI SPA................     138,681      2,455,882

                                         SHARES        VALUE
                                         ------        -----
    Telecom Italia Mobile SPA........     544,805   $  4,030,961
    Telecom Italia SPA...............     647,520      5,537,069
    Unicredito Italiano SPA..........     486,996      2,892,927
                                                    ------------
                                                      26,595,190
                                                    ------------
JAPAN -- 16.0%
    Advantest Corp. .................       7,700        488,774
    Alps Electric Co. Ltd. ..........      41,000        754,234
    Amada Co. Ltd. ..................     109,000        528,589
    Canon, Inc. .....................     167,000      3,575,506
    Citizen Watch Co. Ltd. ..........      68,000        409,941
    Dai Nippon Screen Manufacturing
      Co. Ltd. ......................     122,000        305,009
    Daiichi Pharmaceutical Co.
      Ltd. ..........................      87,000      1,472,411
    Daiwa House Industry Co. Ltd. ...     110,000      1,173,174
    DDI Corp. .......................         221        822,897
    Denso Corp. .....................     169,000      3,131,388
    East Japan Railway Co. Ltd. .....         240      1,342,594
    Fanuc Co. .......................      24,800        850,877
    Fujitsu Ltd. ....................      42,000        560,389
    Hitachi Ltd. ....................     206,000      1,278,407
    Honda Motor Co. Ltd. ............      15,000        493,366
    Ito-Yokado Co. Ltd. .............      37,000      2,591,390
    Kao Corp. .......................      93,000      2,102,457
    Kokuyo Co. Ltd. .................      51,000        687,707
    Komatsu Ltd. ....................     116,000        609,841
    Komori Corp. ....................      49,000      1,033,896
    Kuraray Co. Ltd. ................     128,000      1,415,078
    Kyocera Corp. ...................      44,000      2,328,793
    Makita Corp. ....................      73,000        814,803
    Matsushita Electric Industrial
      Co. ...........................     185,000      3,278,600
    Mauri Co. Ltd. ..................     129,000      2,487,442
    Mitsubishi Corp. ................     132,000        760,661
    Mitsubishi Heavy Industries
      Ltd. ..........................     553,000      2,157,157
    Mitsui Fudosan Co. Ltd. .........     269,000      2,039,024
    Murata Manufacturing Co. Ltd. ...      56,000      2,194,392
    NEC Corp. .......................     282,000      2,600,078
    Nippon Telegraph & Telephone
      Corp. .........................       2,260      1,747,145
    Nomura Securities Co. Ltd. ......     186,000      1,624,251
    NTT Mobile Communication Network,
      Inc.*..........................         350      1,442,863
    Pioneer Electronic Corp. ........      36,000        604,805
    Sangetsu Co. Ltd. ...............      11,000        164,810
    Sankyo Co. Ltd. .................     126,000      2,759,125
    Sekisui Chemical Co. Ltd. .......     180,000      1,212,802
    Sekisui House Ltd. ..............     107,000      1,133,589
    Seven-Eleven Japan Co. Ltd. .....      16,000      1,290,819
    Shin-Etsu Chemical Co. Ltd. .....     101,000      2,435,534
    Shiseido Co. Ltd. ...............      73,000        939,709
    Sony Corp. ......................      45,600      3,327,121
    Sumitomo Corp. ..................     223,000      1,087,355
    Sumitomo Electric Industries.....     269,000      3,031,111
    Sumitomo Forestry Co. ...........      73,000        543,633
    TDK Corp. .......................      41,000      3,754,811
    Tokyo Electron Ltd. .............      24,000        912,793
    Tokyo Marine & Fire Insurance
      Co. ...........................      60,000        718,107

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Tokyo Steel Manufacturing........      56,500   $    283,510
    Toppan Printing Co. Ltd..........      99,000      1,211,207
    UNY Co. Ltd. ....................      57,000      1,043,515
                                                    ------------
                                                      75,557,490
                                                    ------------
KOREA -- 0.2%
    Samsung Electronics Co. .........      14,299        959,637
                                                    ------------
MEXICO -- 1.4%
    Cemex SA de CV*..................       2,037          4,470
    Cemex SA de CV [ADR].............      76,090        332,361
    Cemex SA de CV [ADS] 144A*.......      50,068        218,697
    Cemex SA de CV Cl-B..............      67,925        168,272
    Fomento Economico Mexicano SA de
      CV UBD Units*..................     192,820        514,722
    Gruma SA [ADR]...................      24,714        245,595
    Gruma SA Cl-B*...................     114,732        288,289
    Grupo Financiero Bancomer SA Cl-B
      [GDR]*.........................       2,330          8,458
    Grupo Financiero Bancomer SA
      Cl-L*..........................       1,725            241
    Grupo Industrial Maseca SA de CV
      Cl-B...........................     306,095        256,892
    Grupo Modelo SA de CV Cl-C.......     270,024        561,088
    Grupo Televisa SA [GDR]*.........      20,634        509,402
    Kimberly-Clark de Mexico SA
      Cl-A...........................     166,630        529,053
    Panamerican Beverages, Inc.
      Cl-A...........................      31,540        687,966
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      42,014      2,045,557
    TV Azteca SA de CV [ADR]*........      26,200        175,213
                                                    ------------
                                                       6,546,276
                                                    ------------
NETHERLANDS -- 10.6%
    ABN AMRO Holding NV..............      96,736      2,036,092
    AKZO Nobel NV....................      11,408        519,742
    ASM Lithography Holding NV*......      51,340      1,570,290
    CSM NV...........................      36,821      2,126,850
    Elsevier NV......................     236,442      3,313,542
    Fortis Amev NV...................      45,812      3,798,402
    Gucci Group NV NY Reg............      13,205        642,093
    ING Groep NV.....................     117,972      7,197,746
    Koninklijke Ahold NV.............      92,243      3,411,183
    Koninklijke Numico NV............      37,670      1,796,515
    Koninklijke (Royal) Philips
      Electronics NV.................      33,610      2,256,582
    KPN NV...........................      16,029        802,872
    Royal Dutch Petroleum Co. .......      81,474      4,059,221
    TNT Post Group NV................      16,029        516,742
    Unilever NV......................      58,740      5,023,670
    Wolters Kluwer NV................      51,471     11,020,077
                                                    ------------
                                                      50,091,619
                                                    ------------
NEW ZEALAND -- 0.2%
    Telecom Corp. of New Zealand
      Ltd. ..........................     161,000        701,657
    Telecom Corp. of New Zealand Ltd.
      Cl-IR..........................     101,000        221,419
                                                    ------------
                                                         923,076
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
NORWAY -- 1.1%
    Bergesen D.Y. AS Cl-A............       9,560   $    114,187
    Norsk Hydro AS...................      69,020      2,328,219
    Orkla ASA Cl-A...................     179,750      2,677,814
    Saga Petroleum ASA...............      15,160        138,293
                                                    ------------
                                                       5,258,513
                                                    ------------
PERU -- 0.0%
    Telefonica del Peru SA Cl-B......      26,690         33,575
                                                    ------------
PORTUGAL -- 0.5%
    Jeronimo Martins SGPS SA.........      45,757      2,503,240
                                                    ------------
RUSSIA -- 0.0%
    Gazprom [ADR]....................      20,040        169,939
    LUKoil Holding [ADR].............       3,620         59,730
                                                    ------------
                                                         229,669
                                                    ------------
SINGAPORE -- 0.1%
    Singapore Press Holdings Ltd. ...      48,456        528,624
                                                    ------------
SPAIN -- 3.0%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......      45,336      1,175,865
    Banco Bilbao Vizcaya SA..........      56,460        886,600
    Banco Santander SA...............     112,135      2,231,758
    Endesa SA........................      69,492      1,844,079
    Gas Natural SDG SA...............      14,051      1,532,119
    Iberdrola SA.....................      79,173      1,483,537
    Repsol SA........................      17,975        960,332
    Telefonica SA....................      84,508      3,761,926
    Telefonica SA Bonus Rights*......      79,177         70,409
                                                    ------------
                                                      13,946,625
                                                    ------------
SWEDEN -- 3.3%
    ABB AB Cl-A......................      87,930        938,364
    Astra AB Cl-B....................     206,996      4,213,703
    Atlas Copco AB Cl-B..............      46,420      1,007,943
    Electrolux AB Cl-B...............     124,650      2,145,283
    Esselte AB.......................      14,410        236,447
    Granges AB*......................      14,385        207,641
    Hennes & Mauritz AB Cl-B.........      45,890      3,747,953
    Nordbanken Holding Co. AB*.......     383,378      2,459,510
    Sandvik AB Cl-A..................       6,140        106,808
    Sandvik AB Cl-B..................      44,020        760,319
                                                    ------------
                                                      15,823,971
                                                    ------------
SWITZERLAND -- 6.8%
    ABB AG...........................       1,449      1,698,525
    Adecco SA........................       5,950      2,716,203
    Credit Suisse Group..............      12,110      1,895,659
    Nestle SA........................       3,958      8,616,376
    Novartis AG......................       3,359      6,603,154
    Roche Holding AG.................         405      4,942,045
    Swisscom AG*.....................       1,944        813,845
    UBS AG...........................      15,010      4,611,804
                                                    ------------
                                                      31,897,611
                                                    ------------
UNITED KINGDOM -- 18.6%
    Abbey National PLC...............     134,000      2,869,374
    ASDA Group PLC...................     508,450      1,364,118

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    BG PLC...........................     150,597   $    950,267
    British Petroleum Co. PLC........     130,840      1,953,794
    Cable & Wireless PLC.............     304,000      3,737,850
    Cadbury Schweppes PLC............     211,456      3,606,183
    Caradon PLC......................     387,530        657,672
    Centrica PLC*....................     126,210        254,087
    Compass Group PLC................     201,000      2,302,522
    Diageo PLC.......................     582,436      6,628,392
    Electrocomponents PLC............     110,000        737,567
    GKN PLC..........................      43,000        570,562
    Glaxo Wellcome PLC...............     228,000      7,844,933
    Heywood Williams Group PLC.......      32,010        115,571
    Hillsdown Holdings PLC...........      47,580         60,165
    Kingfisher PLC...................     647,900      7,012,278
    Ladbroke Group PLC...............     229,000        920,145
    Laing, (John) PLC Cl-A...........      70,000        288,837
    National Westminster Bank PLC....     606,670     11,698,759
    Rank Group PLC...................     115,120        443,410
    Reed International PLC...........     541,740      4,236,358
    Rio Tinto PLC....................     157,600      1,832,894
    Rolls-Royce PLC..................     139,140        576,441
    Safeway PLC......................     286,660      1,440,383
    Shell Transport & Trading Co.
      PLC............................   1,084,000      6,659,684
    Smith, (David S.) Holdings PLC...     197,900        349,024
    SmithKline Beecham PLC...........     737,240     10,303,672
    Tesco PLC........................     738,000      2,102,765
    Tomkins PLC......................     658,220      3,104,760
    Unilever PLC.....................      97,000      1,087,766
    United News & Media PLC..........     227,470      1,994,521
                                                    ------------
                                                      87,704,754
                                                    ------------
TOTAL INVESTMENTS -- 95.2% (Cost
  $366,902,224)......................                449,693,410
OTHER ASSETS LESS
  LIABILITIES -- 4.8%................                 22,467,245
                                                    ------------
NET ASSETS -- 100.0%.................               $472,160,655
                                                    ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

INDUSTRY
Aerospace............................................   0.1%
Automobile Manufacturers.............................   0.3%
Automotive Parts.....................................   0.8%
Beverages............................................   1.9%
Broadcasting.........................................   0.6%
Building Materials...................................   1.0%
Business Services....................................   0.6%
Chemicals............................................   1.0%
Clothing & Apparel...................................   0.1%
Computer Services & Software.........................   1.8%
Construction.........................................   0.7%
Consumer Products & Services.........................   4.1%
Electronic Components & Equipment....................   7.5%
Entertainment & Leisure..............................   0.6%
Financial -- Bank & Trust............................  14.3%
Financial Services...................................   1.4%
Food.................................................   8.4%
Furniture............................................   0.1%
Healthcare Services..................................   0.2%
Industrial Products..................................   3.5%
Insurance............................................   4.0%
Machinery & Equipment................................   2.3%
Medical Supplies & Equipment.........................   0.1%
Metals & Mining......................................   0.6%
Office Equipment.....................................   1.0%
Oil & Gas............................................   5.9%
Paper & Forest Products..............................   0.2%
Pharmaceuticals......................................  10.0%
Printing & Publishing................................   4.8%
Railroads............................................   0.5%
Real Estate..........................................   1.5%
Retail & Merchandising...............................   3.6%
Telecommunications...................................   9.9%
Transportation.......................................   0.6%
Utilities............................................   1.2%
                                                       ----
TOTAL................................................  95.2%
                                                       ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.1% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ----------   ------------
FOREIGN BONDS -- 93.7%
AUSTRALIA -- 0.9%
    Federal National Mtge. Assoc.
      Global Bonds
      6.375%, 08/15/07...............       2,000   $  1,297,566
                                                    ------------
AUSTRIA -- 2.3%
    Austrian National Government
      5.00%, 01/15/08................      37,000      3,381,703
                                                    ------------
CANADA -- 4.5%
    Canadian Government
      7.00%, 12/01/06................       1,500      1,110,864
      6.00%, 06/01/08................       3,000      2,114,047
      8.00%, 06/01/23................       3,685      3,318,069
    Province of Ontario
      8.25%, 12/01/05................         200        153,873
                                                    ------------
                                                       6,696,853
                                                    ------------
DENMARK -- 4.9%
    Kingdom of Denmark
      7.00%, 11/15/07................      30,000      5,659,808
      6.00%, 11/15/09................       8,600      1,543,834
                                                    ------------
                                                       7,203,642
                                                    ------------
EUROPEAN CURRENCY UNIT -- 7.8%
    Finnish National Government
      5.00%, 04/25/09................       1,600      2,027,959
    French Treasury Bill
      4.50%, 07/12/02................       4,472      5,454,779
    Orange PLC Global Sr. Notes
      7.625%, 08/01/08...............         320        377,642
    Spanish Government
      5.15%, 07/30/09................       2,900      3,619,892
                                                    ------------
                                                      11,480,272
                                                    ------------
FRANCE -- 1.6%
    Caisse Nationale Des Autoroutes
      5.85%, 03/24/13................       6,600      1,360,169
    SunAmerica Institutional Funding
      5.25%, 05/20/09................       5,500      1,053,558
                                                    ------------
                                                       2,413,727
                                                    ------------
GERMANY -- 22.1%
    Bank Nederlandse Gemeenten
      6.25%, 08/10/00................       1,000        627,432
      5.25%, 10/01/01................       2,100      1,320,887
    Colt Telecom Group PLC Sr. Notes
      8.875%, 11/30/07...............         470        289,954
    Federal Republic of Germany
      7.50%, 11/11/04................       2,250      1,625,817
      6.875%, 05/12/05...............       6,400      4,528,648
      6.00%, 01/04/07................      14,100      9,674,744
      6.50%, 07/04/27................       5,300      3,992,057
    Inter-America Development Bank
      7.00%, 06/08/05................       4,500      3,162,864
    KFW International Finance, Inc.
      6.75%, 06/20/05................       4,500      3,134,156

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ----------   ------------
    Minnesota Mining & Manufacturing
      Co.
      5.00%, 10/15/01................         900   $    557,470
    SunAmerica Institutional Funding
      5.125%, 04/15/08...............       2,800      1,789,358
    Tennessee Valley Authority Global
      Bond
      6.375%, 09/18/06...............       3,000      2,067,279
                                                    ------------
                                                      32,770,666
                                                    ------------
GREECE -- 4.4%
    Greek Government
      8.60%, 03/26/08................   1,196,000      4,755,422
      7.50%, 05/20/13................     451,000      1,701,164
                                                    ------------
                                                       6,456,586
                                                    ------------
ITALY--10.9%
    Italian Government
      8.25%, 07/01/01................   3,715,000      2,517,758
      9.00%, 10/01/03................   8,645,000      6,446,162
      8.75%, 07/01/06................   5,115,000      4,040,462
      7.25%, 11/01/26................   3,830,000      3,157,575
                                                    ------------
                                                      16,161,957
                                                    ------------
JAPAN -- 8.4%
    Asian Development Bank
      3.125%, 06/29/05...............     200,000      1,919,384
    Central Bank of Tunisia
      4.95%, 09/27/11................      65,000        478,294
    European Investment Bank
      4.625%, 02/26/03...............      80,000        811,195
      3.00%, 09/20/06................      50,000        479,846
    Export-Import Bank of Japan
      4.375%, 10/01/03...............     360,000      3,638,407
    International Bank Reconstruction
      & Development Global Bond
      4.75%, 12/20/04................     260,000      2,730,024
    Korea Industrial Leasing
      2.20%, 08/07/02................      70,000        533,704
    Republic of Austria
      4.50%, 09/28/05................     170,000      1,791,610
                                                    ------------
                                                      12,382,464
                                                    ------------
NETHERLANDS -- 4.3%
    Netherlands Government
      5.75%, 01/15/04................      10,900      6,388,976
                                                    ------------
NORWAY -- 0.9%
    Norwegian Government
      5.50%, 05/15/09................      10,000      1,331,581
                                                    ------------
POLAND -- 0.7%
    Government of Poland
      12.00%, 10/12/03...............       3,500      1,042,296
                                                    ------------
PORTUGAL -- 0.4%
    European Investment Bank
      5.25%, 03/23/02................     100,000        612,382
                                                    ------------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)         VALUE
                                       ----------   ------------
RUSSIA -- 0.0%
    GKO Pass-Through Notes**
      47.37%, 11/18/98...............       3,700   $     19,745
    GKO Pass-Through Notes++
      33.73%, 03/24/99...............       5,021         26,795
                                                    ------------
                                                          46,540
                                                    ------------
SOUTH AFRICA -- 1.5%
    Republic of South Africa
      12.00%, 02/28/05...............      15,000      2,164,091
                                                    ------------
SPAIN -- 5.1%
    Spanish Government
      6.15%, 01/31/13................     700,000      5,860,446
      6.00%, 01/31/29................     200,000      1,661,571
                                                    ------------
                                                       7,522,017
                                                    ------------
SWEDEN -- 1.7%
    Swedish Government
      5.50%, 04/12/02................      20,000      2,607,422
                                                    ------------
UNITED KINGDOM -- 11.3%
    Alliance & Leicester BLD
      8.75%, 12/07/06................       1,300      2,510,379
    Annington Finance
      7.75%, 10/02/11................         500      1,021,164
    Federal National Mtge. Assoc.
      Global Bond
      6.875%, 06/07/02...............         990      1,732,619
    Halifax Building Society
      8.75%, 07/10/06................         600      1,172,986
    National Power Co. PLC
      8.375%, 08/02/06...............         870      1,646,548
    Republic of Austria
      9.00%, 07/22/04................         660      1,295,776
    Swiss Bank Corp. Jersey
      8.75%, 12/18/25................         230        532,159
    United Kingdom Treasury
      7.50%, 12/07/06................       2,500      4,993,927
      7.25%, 12/07/07................         880      1,770,454
                                                    ------------
                                                      16,676,012
                                                    ------------
TOTAL FOREIGN BONDS
 (Cost $132,251,530).................                138,636,753
                                                    ------------

                                  PAR
                                 (000)       VALUE
                               ---------   ----------
SOVEREIGN ISSUES -- 3.2%
ARGENTINA -- 0.8%
    Republic of Argentina
      Debs. [FRB, BRB]
      6.188%, 03/31/05.......   $  564     $  476,862
    Republic of Argentina Par
      Government Guaranteed
      Bonds [FRB, BRB]
      5.75%, 03/31/23........      575        411,700
    Republic of Argentina
      Unsub. Debs. [FRB, BRB]
      11.375%, 01/30/17......      250        250,625
                                           ----------
                                            1,139,187
                                           ----------
BULGARIA -- 0.7%
    National Republic of
      Bulgaria Debs. [FRN,
      BRB]
      6.688%, 07/28/11.......      355        240,069
      2.50%, 07/28/12........    1,270        727,869
                                           ----------
                                              967,938
                                           ----------
COLOMBIA -- 0.2%
    Colombian National
      Government Global
      Unsub. Debs.
      8.625%, 04/01/08.......      350        297,158
                                           ----------
MEXICO -- 0.1%
    United Mexican States
      [BRB]
      6.25%, 12/31/19........      250        194,525
                                           ----------
NIGERIA -- 0.2%
    Central Bank of Nigeria
      Par Government
      Guaranteed Bonds
      6.25%, 11/15/20........      500        316,250
                                           ----------
POLAND -- 0.7%
    Government of Poland PDI
      [STEP, BRB]
      5.00%, 10/27/14........      725        676,969
    Government of Poland Reg.
      PAR [STEP, BRB]
      3.00%, 10/27/24........      250        168,125
    Poland Communications,
      Inc. Sr. Notes
      9.875%, 11/01/03.......      300        261,000
                                           ----------
                                            1,106,094
                                           ----------
RUSSIA -- 0.3%
    City of Moscow Unsub.
      Debs.++
      9.50%, 05/31/00........      100         36,500
    Russia Interest
      Note -- US [FRN]
      5.969%, 12/15/15.......    1,588        175,705
    Russia Principal Loans
      [FRN]
      3.313%, 12/15/20.......    1,800        117,000
    Russian Government Reg.
      11.00%, 07/24/18.......      375         91,875
                                           ----------
                                              421,080
                                           ----------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                  PAR
                                 (000)       VALUE
                               ---------   ----------
SOUTH AFRICA -- 0.2%
    Ivory Coast [FLIRB]
      2.00%, 03/29/18........   $1,000     $  250,000
                                           ----------
TOTAL SOVEREIGN ISSUES
  (Cost $6,740,230)..........               4,692,232
                                           ----------

                                        SHARES
                                        ------
FOREIGN STOCK -- 0.0%
    Central Bank of Nigeria Warrants*
    (Cost $0).........................   500                0
                                                 ------------
TOTAL INVESTMENTS -- 96.9%
  (Cost $138,991,760).................            143,328,985
OTHER ASSETS LESS
  LIABILITIES -- 3.1%.................              4,644,280
                                                 ------------
NET ASSETS -- 100.0%..................           $147,973,265
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                             IN
SETTLEMENT               CONTRACTS TO     EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE           RECEIVE         FOR        AT VALUE    APPRECIATION
-------------------------------------------------------------------------------
01/99        Buy    JPY  1,085,635,000   $8,950,000   $9,663,356     $713,356
                                         ==========   ==========     ========

                                             IN
SETTLEMENT               CONTRACTS TO     EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE           RECEIVE         FOR        AT VALUE    DEPRECIATION
-------------------------------------------------------------------------------
01/99        Sell   JPY    483,346,030   $4,125,829   $4,302,316     $176,487
                                         ==========   ==========     ========

                                                          IN
SETTLEMENT               CONTRACTS TO                  EXCHANGE     UNREALIZED
  MONTH      TYPE           RECEIVE                      FOR       APPRECIATION
-------------------------------------------------------------------------------
01/99        Buy    DEM      4,734,775          GBP    1,700,000     $ 19,080
01/99        Buy    JPY    440,483,254          CAD    5,540,670      312,711
01/99        Buy    JPY    193,921,601          DEM    2,719,798       91,143
01/99        Buy    JPY    250,426,883          GBP    1,288,069       88,598
01/99        Buy    JPY    250,539,062          ZAR   13,089,250       28,078
                                                                     --------
                                                                     $539,610
                                                                     ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

 * Non-income producing security.

 ++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

** Defaulted security. At the end of the year, this security amounted to less than 0.1% of net assets.

See Notes to Financial Statements.

NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 94.6%
ADVERTISING -- 1.4%
    Outdoor Systems, Inc.* ...........    125,500   $  3,765,000
                                                    ------------
AUTOMOTIVE PARTS -- 2.2%
    Hayes Lemmerz International,
      Inc.* ..........................     91,800      2,771,212
    Tower Automotive, Inc.* ..........    121,100      3,019,931
                                                    ------------
                                                       5,791,143
                                                    ------------
BROADCASTING -- 3.2%
    Capstar Broadcasting Corp.
      Cl-A* ..........................    128,200      2,932,575
    Chancellor Media Corp.* ..........    114,600      5,486,475
                                                    ------------
                                                       8,419,050
                                                    ------------
BUSINESS SERVICES -- 2.2%
    International Network
      Services* ......................     33,000      2,194,500
    Modis Professional Services,
      Inc.* ..........................    159,300      2,309,850
    Robert Half International,
      Inc.* ..........................     25,200      1,126,125
                                                    ------------
                                                       5,630,475
                                                    ------------
CLOTHING & APPAREL -- 1.4%
    Abercrombie & Fitch Co. Cl-A* ....     51,100      3,615,325
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 18.3%
    BMC Software, Inc.* ..............     68,200      3,039,162
    Cadence Design Systems, Inc.* ....     75,500      2,246,125
    Cambridge Technology Partners,
      Inc.* ..........................    116,400      2,575,350
    Citrix Systems, Inc.* ............     62,200      6,037,287
    Compuware Corp.* .................     79,700      6,226,562
    Edwards, (J.D.) & Co.* ...........    134,400      3,813,600
    Infoseek Corp.* ..................     45,600      2,251,500
    Intuit, Inc.* ....................     40,200      2,914,500
    Network Appliance, Inc.* .........     79,900      3,595,500
    Network Associates, Inc.* ........     80,800      5,353,000
    Saville Systems PLC [ADR]* .......    152,000      2,888,000
    Sterling Commerce, Inc.* .........     62,100      2,794,500
    VERITAS Software Corp.* ..........     46,300      2,775,106
    Yahoo! Inc.* .....................      5,400      1,269,337
                                                    ------------
                                                      47,779,529
                                                    ------------
CONSTRUCTION -- 1.0%
    Lennar Corp. .....................    100,900      2,547,725
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    Estee Lauder Companies, Inc.
      Cl-A ...........................     31,400      2,684,700
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.8%
    AES Corp.* .......................     93,000      4,405,875
    Altera Corp.* ....................     59,100      3,597,712
    Sanmina Corp.* ...................     80,000      5,000,000
    SCI Systems, Inc.* ...............     33,500      1,934,625
    Uniphase Corp.* ..................     41,000      2,844,375
                                                    ------------
                                                      17,782,587
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.7%
    Travel Services International,
      Inc.* ..........................     59,300      1,808,650
                                                    ------------
ENVIRONMENTAL SERVICES -- 1.6%
    Republic Services, Inc. Cl-A* ....    230,500      4,249,844
                                                    ------------
FINANCIAL-BANK & TRUST -- 3.9%
    Firstar Corp. ....................     19,400      1,809,050
    GreenPoint Financial Corp. .......     99,500      3,494,937

                                         SHARES        VALUE
                                         ------        -----
    North Fork Bancorporation,
      Inc. ...........................     87,800   $  2,101,713
    State Street Boston Corp. ........     41,100      2,859,019
                                                    ------------
                                                      10,264,719
                                                    ------------
FINANCIAL SERVICES -- 3.1%
    Donaldson, Lufkin & Jenrette,
      Inc. ...........................     47,900      1,963,900
    FINOVA Group, Inc. ...............     76,200      4,110,037
    Nationwide Financial Services,
      Inc. ...........................     41,100      2,124,356
                                                    ------------
                                                       8,198,293
                                                    ------------
FOOD -- 2.2%
    American Italian Pasta Co.
      Cl-A* ..........................     53,600      1,413,700
    Suiza Foods Corp.* ...............     84,200      4,288,938
                                                    ------------
                                                       5,702,638
                                                    ------------
FURNITURE -- 1.2%
    Furniture Brands International,
      Inc.* ..........................    113,900      3,103,775
                                                    ------------
HEALTHCARE SERVICES -- 5.0%
    Alternative Living Services,
      Inc.* ..........................    130,700      4,476,475
    Omnicare, Inc. ...................    132,500      4,604,375
    Quintiles Transnational Corp.* ...     50,400      2,690,100
    Sunrise Assisted Living, Inc.* ...     26,900      1,395,438
                                                    ------------
                                                      13,166,388
                                                    ------------
INSURANCE -- 1.7%
    EXEL Ltd. ........................     35,100      2,632,500
    UNUM Corp. .......................     30,200      1,762,925
                                                    ------------
                                                       4,395,425
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.7%
    Bard, (C.R.), Inc. ...............     67,400      3,336,300
    Safeskin Corp.* ..................    136,800      3,300,300
    STERIS Corp.* ....................    106,200      3,020,063
                                                    ------------
                                                       9,656,663
                                                    ------------
OFFICE EQUIPMENT -- 4.8%
    Herman Miller, Inc. ..............    124,300      3,340,563
    HON INDUSTRIES, Inc. .............     41,600        995,800
    Office Depot, Inc.* ..............     75,400      2,785,088
    Staples, Inc.* ...................    121,400      5,303,663
                                                    ------------
                                                      12,425,114
                                                    ------------
PERSONAL SERVICES -- 1.4%
    Sylvan Learning Systems, Inc.* ...    121,400      3,702,700
                                                    ------------
PHARMACEUTICALS -- 5.9%
    Biogen, Inc.* ....................     49,000      4,067,000
    Cardinal Health, Inc. ............     41,200      3,126,050
    Elan Corp. PLC [ADR]* ............     62,800      4,368,525
    Watson Pharmaceuticals, Inc.* ....     61,100      3,841,663
                                                    ------------
                                                      15,403,238
                                                    ------------
PRINTING & PUBLISHING -- 1.4%
    Valassis Communications, Inc.* ...     73,200      3,778,950
                                                    ------------
RAILROADS -- 1.0%
    Kansas City Southern Industries,
      Inc. ...........................     52,600      2,587,263
                                                    ------------

NEUBERGER&BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RESTAURANTS -- 2.3%
    Brinker International, Inc.* .....     79,000   $  2,281,125
    CKE Restaurants, Inc. ............    128,700      3,788,606
                                                    ------------
                                                       6,069,731
                                                    ------------
SEMICONDUCTORS -- 2.6%
    Level One Communications,
      Inc.* ..........................     65,700      2,332,350
    Micron Technology, Inc.* .........     39,700      2,007,331
    PMC-Sierra, Inc.* ................     37,300      2,354,562
                                                    ------------
                                                       6,694,243
                                                    ------------
RETAIL & MERCHANDISING -- 7.4%
    Amazon.com, Inc.* ................      9,100      2,923,375
    Costco Companies, Inc.* ..........     56,000      4,042,500
    Dollar Tree Stores, Inc.* ........     59,000      2,577,563
    Linens 'n Things, Inc.* ..........    109,600      4,342,900
    TJX Companies, Inc. ..............    189,300      5,489,700
                                                    ------------
                                                      19,376,038
                                                    ------------
TELECOMMUNICATIONS -- 5.9%
    American Tower Corp.* ............     81,900      2,421,169
    Ascend Communications, Inc.* .....     81,700      5,371,775
    ICG Communications, Inc.* ........    108,800      2,339,200
    Intermedia Communications,
      Inc.* ..........................     85,400      1,473,150
    RSL Communications Ltd. Cl-A* ....    133,700      3,944,150
                                                    ------------
                                                      15,549,444
                                                    ------------
TRANSPORTATION -- 1.3%
    Avis Rent A Car, Inc.* ...........    143,900      3,480,581
                                                    ------------
TOTAL COMMON STOCK
  (Cost $214,948,309).................               247,629,231
                                                    ------------
                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
COMMERCIAL PAPER -- 1.2%
    Northern Illinois Gas Co.
      5.90%, 01/08/99.................     $2,000   $  1,997,706
    Novartis Finance Corp.+
      5.45%, 01/12/99.................      1,000        998,335
                                                    ------------
    (Cost $2,996,041).................                 2,996,041
                                                    ------------
                                         SHARES
                                        ---------
SHORT-TERM INVESTMENTS -- 3.2%
    Temporary Investment Cash Fund ...  4,233,509      4,233,509
    Temporary Investment Fund ........  4,233,510      4,233,510
                                                    ------------
    (Cost $8,467,019).................                 8,467,019
                                                    ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $226,411,369).................               259,092,291
OTHER ASSETS LESS
  LIABILITIES -- 1.0%.................                 2,700,022
                                                    ------------
NET ASSETS -- 100.0%..................              $261,792,313
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 87.4%
AUSTRIA -- 0.7%
    KTM-Motorradholding AG...........     11,650   $    784,417
                                                   ------------
BRAZIL -- 0.3%
    Aracruz Celulose SA [ADR]........     51,000        408,000
                                                   ------------
CANADA -- 4.1%
    Cinar Films, Inc. Cl-B*..........    148,025      3,756,134
    Dorel Industries, Inc. Cl-B*.....     70,575      1,139,537
                                                   ------------
                                                      4,895,671
                                                   ------------
DENMARK -- 2.8%
    Kobenhavns Lufthavne AS..........     16,950      2,103,985
    Vestas Wind Systems AS 144A*.....     23,800      1,275,197
                                                   ------------
                                                      3,379,182
                                                   ------------
FINLAND -- 3.3%
    KCI Konecranes International
      PLC............................     33,200      1,508,110
    Raisio Group PLC.................    220,000      2,433,201
                                                   ------------
                                                      3,941,311
                                                   ------------
FRANCE -- 6.3%
    Altran Technologies SA...........     19,050      4,597,092
    Dassault Systemes SA.............     56,550      2,659,445
    Royal Canin SA...................      5,000        313,283
                                                   ------------
                                                      7,569,820
                                                   ------------
GERMANY -- 15.1%
    Douglas Holding AG...............     32,225      1,905,809
    IXOS Software AG*................      5,475      1,232,723
    Marschollek, Lautenschlaeger und
      Partner AG Non-Voting Pfd. ....      7,850      4,477,581
    Porsche AG Pfd. .................      1,700      3,909,290
    Schmalbach Lubeca AG.............     11,235      1,551,497
    Schwarz Pharma AG................     35,200      2,039,483
    Sixt AG..........................     33,675      2,628,458
    Turbon International AG..........     40,275        350,634
                                                   ------------
                                                     18,095,475
                                                   ------------
GREECE -- 0.5%
    Chipita International SA.........     19,625        637,718
                                                   ------------
HONG KONG -- 1.8%
    VTech Holdings Ltd. .............    501,000      2,185,847
                                                   ------------
IRELAND -- 2.1%
    Ryanair Holdings PLC [ADR]*......     66,600      2,514,150
                                                   ------------
ITALY -- 4.0%
    Bulgari SPA......................    372,950      2,227,894
    Gruppo Editoriale L'Espresso
      SPA............................    107,100        941,814
    Industrie Natuzzi SPA [ADR]......     66,150      1,645,481
                                                   ------------
                                                      4,815,189
                                                   ------------
JAPAN -- 5.6%
    Doutor Coffee Co. Ltd. ..........     50,000      1,662,284
    Fuji Soft ABC, Inc. .............     38,500      1,962,603
    Nippon System Development........     57,000      1,768,670
    Ryohin Keikaku Co. Ltd. .........     10,000      1,334,260
                                                   ------------
                                                      6,727,817
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
MALAYSIA -- 0.0%
    KFC Holdings Berhad
      Warrants++*....................     21,333   $      2,672
                                                   ------------
MEXICO -- 0.6%
    Grupo Posadas SA Cl-A*...........  1,875,600        777,572
                                                   ------------
NETHERLANDS -- 5.8%
    Beter Bed Holding NV.............     23,425        817,585
    Brunel International NV..........     35,225        713,258
    Hunter Douglas NV................     46,400      1,537,873
    IHC Caland NV....................     37,700      1,566,924
    Nutreco Holding NV...............     58,450      2,304,774
                                                   ------------
                                                      6,940,414
                                                   ------------
NORWAY -- 1.8%
    Narvesen ASA.....................     16,000        415,816
    Tomra Systems ASA................     51,975      1,705,494
                                                   ------------
                                                      2,121,310
                                                   ------------
SINGAPORE -- 0.6%
    Natsteel Electronics Ltd. .......    284,000        722,927
                                                   ------------
SPAIN -- 5.5%
    Baron de Ley SA*.................     21,600        708,103
    Tele Pizza SA*...................    614,050      5,850,518
                                                   ------------
                                                      6,558,621
                                                   ------------
SWEDEN -- 4.0%
    Haldex AB........................     51,010        516,045
    NetCom Systems AB Cl-B*..........     79,475      3,235,657
    Ortivus AB Cl-B*.................     50,200        365,404
    Semcon AB........................     84,775        700,746
                                                   ------------
                                                      4,817,852
                                                   ------------
SWITZERLAND -- 1.4%
    Kudelski SA*.....................        375      1,037,511
    Logitech International SA........      5,000        604,304
                                                   ------------
                                                      1,641,815
                                                   ------------
UNITED KINGDOM -- 21.1%
    British-Borneo Petroleum
      Syndicate PLC..................    364,423        606,331
    BTG PLC..........................     97,225        566,174
    Capital Radio PLC................    129,650      1,255,450
    Eidos PLC [ADR]*.................     47,175        757,748
    Energis PLC*.....................    178,075      3,985,007
    Filtronic PLC....................     55,325        554,603
    Flextech PLC*....................    195,550      1,974,924
    ICON PLC [ADR]*..................     44,500      1,490,750
    JBA Holdings PLC.................    241,350        742,887
    Misys PLC........................    175,210      1,276,112
    Parity PLC.......................    213,800      2,036,512
    PizzaExpress PLC.................    291,275      3,901,242
    Psion PLC........................    324,275      3,115,798
    Select Appointments Holdings
      PLC............................    184,475      1,893,767
    Wetherspoon, (J.D.) PLC..........    385,875      1,126,750
                                                   ------------
                                                     25,284,055
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $81,909,290).................               104,821,835
                                                   ------------

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
U.S. STOCK -- 2.0%
TELECOMMUNICATIONS
    Global TeleSystems Group, Inc.*
    (Cost $1,649,584)................     43,725   $  2,437,669
                                                   ------------
                                          PAR
                                         (000)
                                         -----
COMMERCIAL PAPER--9.3%
    Ford Motor Credit Co.
      5.95%, 01/04/99................  $   4,634      4,631,702
    General Electric Capital Corp.
      5.00%, 01/05/99................      4,952      4,949,249
    Prudential Funding Corp.
      4.00%, 01/04/99................      1,574      1,573,475
                                                   ------------
    (Cost $11,154,426)...............                11,154,426
                                                   ------------
TOTAL INVESTMENTS -- 98.7%
  (Cost $94,713,300).................               118,413,930
OTHER ASSETS LESS
  LIABILITIES -- 1.3%................                 1,583,089
                                                   ------------
NET ASSETS -- 100.0%.................              $119,997,019
                                                   ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

                      INDUSTRY
                      --------
Aerospace............................................   3.8%
Airlines.............................................   2.1%
Automobile Manufacturers.............................   7.9%
Automotive Parts.....................................   0.4%
Beverages............................................   0.6%
Broadcasting.........................................   2.7%
Business Services....................................   2.8%
Computer Hardware....................................   3.1%
Computer Services & Software.........................  10.4%
Consumer Products & Services.........................   4.1%
Containers & Packaging...............................   1.3%
Electronic Components & Equipment....................   2.5%
Entertainment & Leisure..............................   3.1%
Food.................................................   4.7%
Furniture............................................   1.4%
Hotels & Motels......................................   0.7%
Insurance............................................   3.7%
Machinery & Equipment................................   2.7%
Medical Supplies & Equipment.........................   0.3%
Miscellaneous........................................   0.5%
Office Equipment.....................................   0.3%
Oil & Gas............................................   0.5%
Paper & Forest Products..............................   0.3%
Pharmaceuticals......................................   2.9%
Printing & Publishing................................   0.8%
Restaurants..........................................   9.5%
Retail & Merchandising...............................   6.5%
Telecommunications...................................   6.5%
Transportation.......................................   1.3%
                                                       ----
TOTAL................................................  87.4%
                                                       ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stocks.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year, this security amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 82.2%
BUILDING & REAL ESTATE -- 4.7%
    Archstone Communities Trust
      [REIT]..........................     25,285   $   512,021
    Camden Property Trust.............     26,600       691,600
    Kilroy Realty Corp. ..............     19,000       437,000
    Post Properties, Inc. [REIT]......     20,000       768,750
    United Dominion Realty Trust......     42,000       433,125
    Weeks Corp. ......................     21,000       591,937
                                                    -----------
                                                      3,434,433
                                                    -----------
CHEMICALS -- 3.7%
    Great Lakes Chemical Corp. .......     30,300     1,212,000
    Hercules, Inc. ...................     16,000       438,000
    Octel Corp.*......................     77,375     1,073,578
                                                    -----------
                                                      2,723,578
                                                    -----------
DIVERSIFIED METALS -- 3.9%
    Nucor Corp. ......................     28,500     1,232,625
    Reynolds Metals Co. ..............     31,800     1,675,462
                                                    -----------
                                                      2,908,087
                                                    -----------
DIVERSIFIED RESOURCES -- 4.3%
    Burlington Northern Santa Fe
      Corp. ..........................     29,400       992,250
    IMC Global, Inc. .................     29,300       626,287
    Imperial Holly Corp. .............    120,000       975,000
    Penn Virginia Corp. ..............     25,700       472,237
    Western Water Co.*................     28,000       143,500
                                                    -----------
                                                      3,209,274
                                                    -----------
ENERGY SERVICES -- 5.5%
    BJ Services Co.*..................    160,800     2,512,500
    Halliburton Co. ..................     23,600       699,150
    McDermott International, Inc. ....     35,300       871,469
                                                    -----------
                                                      4,083,119
                                                    -----------
FOREST PRODUCTS -- 6.2%
    Champion International Corp. .....     12,500       506,250
    Domtar, Inc. .....................    248,300     1,458,762
    Fort James Corp. .................     22,100       884,000
    Georgia Pacific Group.............     15,500       907,719
    Kimberly-Clark Corp. .............     15,700       855,650
                                                    -----------
                                                      4,612,381
                                                    -----------
INTEGRATED PETROLEUM -- 20.0%
    Amerada Hess Corp. ...............     52,500     2,611,875
    Atlantic Richfield Co. ...........     12,900       841,725
    British Petroleum Co. PLC [ADR]...     12,600     1,129,275
    Chevron Corp. ....................      7,000       580,562
    Mobil Corp. ......................     37,200     3,241,050
    Petroleo Brasileiro SA [ADR]
      144A............................     28,600       324,301
    Royal Dutch Petroleum Co. ........     50,000     2,393,750
    Societe Nationale Elf Aquitaine SA
      [ADR]...........................     13,000       736,125
    Texaco, Inc. .....................     22,000     1,163,250
    Total SA [ADR]....................     20,000       995,000
    USX-Marathon Group................     26,000       783,250
                                                    -----------
                                                     14,800,163
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
LUMBER & WOOD PRODUCTS -- 0.7%
    MacMillan Bloedel Ltd. ...........     54,000   $   540,000
                                                    -----------
MACHINERY & EQUIPMENT -- 2.9%
    Baker Hughes, Inc. ...............     98,200     1,736,912
    Smith International, Inc.*........     15,800       397,963
                                                    -----------
                                                      2,134,875
                                                    -----------
MISCELLANEOUS ENERGY -- 1.8%
    Niagara Mohawk Power Corp.*.......     83,000     1,338,375
                                                    -----------
NON-FERROUS METALS -- 3.3%
    Inco Ltd. ........................    147,800     1,561,138
    Phelps Dodge Corp. ...............     18,100       920,838
                                                    -----------
                                                      2,481,976
                                                    -----------
OIL & GAS -- 5.5%
    Anadarko Petroleum Corp. .........     12,500       385,938
    Burlington Resources, Inc. .......     21,200       759,225
    Mitchell Energy & Development
      Corp. Cl-B......................     70,800       823,050
    Schlumberger Ltd. ................     20,488       945,009
    Union Pacific Resources Group,
      Inc. ...........................     53,000       480,313
    Unocal Corp. .....................     23,500       685,906
                                                    -----------
                                                      4,079,441
                                                    -----------
PAPER & FOREST PRODUCTS -- 1.9%
    Smurfit-Stone Container Corp.*....     90,600     1,432,613
                                                    -----------
PETROLEUM EXPLORATION & PRODUCTION -- 4.5%
    Barrett Resources Corp.*..........     15,100       362,400
    EEX Corp.*........................     86,766       607,362
    Noble Affiliates, Inc. ...........      2,800        68,950
    Ocean Energy, Inc.*...............     83,880       529,493
    Pioneer Natural Resources Co. ....     46,000       402,500
    Rutherford-Moran Oil Corp.*.......     35,300        99,281
    Santa Fe Energy Resources,
      Inc.*...........................    121,100       893,113
    Triton Energy Ltd.*...............     43,000       341,313
    Triton Energy Ltd. Rights*........      3,096             0
                                                    -----------
                                                      3,304,412
                                                    -----------
PRECIOUS METALS -- 13.3%
    Battle Mountain Gold Co. .........    292,000     1,204,500
    Cambior, Inc. ....................    140,400       693,225
    Dayton Mining Corp.*..............     49,700        12,425
    Getchell Gold Corp.*..............     48,500     1,321,625
    Gold Fields Ltd. [ADR]*...........     61,698       340,863
    Homestake Mining Co. .............    299,120     2,748,165
    Newmont Mining Corp. .............    130,224     2,352,171
    Placer Dome, Inc. ................     48,300       555,450
    TVX Gold, Inc.*...................    330,900       599,756
                                                    -----------
                                                      9,828,180
                                                    -----------
TOTAL COMMON STOCK (Cost
  $74,700,581)........................               60,910,907
                                                    -----------
PREFERRED STOCK -- 1.9%
BUILDING & REAL ESTATE -- 1.5%
    Rouse Co. $3.00 Cl-B..............     25,000     1,084,375
                                                    -----------

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
PRECIOUS METALS -- 0.4%
    Battle Mountain Gold $3.25........      8,900   $   332,638
                                                    -----------
TOTAL PREFERRED STOCK (Cost
  $1,551,602).........................                1,417,013
                                                    -----------
FOREIGN STOCK -- 13.9%
BUILDING & REAL ESTATE -- 1.0%
    Security Capital U.S. Realty --
      (NLG)*..........................     60,000       594,000
    Sun International -- (ZAR)........  1,150,000       189,626
                                                    -----------
                                                        783,626
                                                    -----------
CHEMICALS -- 0.8%
    English China Clays
      PLC -- (GBP)....................    220,000       605,793
                                                    -----------
DIVERSIFIED METALS -- 1.4%
    Rio Tinto PLC -- (GBP)............     87,000     1,011,818
                                                    -----------
DIVERSIFIED RESOURCES -- 0.2%
    Lonrho Africa PLC -- (GBP)........    153,159       141,429
                                                    -----------
FOREST PRODUCTS -- 2.2%
    Macmillan Bloedel Ltd. -- (CAD)...    164,000     1,612,303
                                                    -----------
INDUSTRIAL PRODUCTS -- 0.4%
    Avesta Sheffield AB -- (SEK)......    105,000       295,354
                                                    -----------
NON-FERROUS METALS -- 2.0%
    Bougainville Copper
      Ltd. -- (AUD)*..................  1,496,992       165,275
    WMC Ltd. -- (AUD).................    438,936     1,324,594
                                                    -----------
                                                      1,489,869
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
PETROLEUM EXPLORATION & PRODUCTION --
0.4%
    Northstar Energy
      Corp. -- (CAD)*.................      9,635   $   276,013
                                                    -----------
PRECIOUS METALS -- 5.5%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR)...................     40,139       550,642
    Banro Resource Corp. -- (CAD)*+...     75,000        39,064
    Banro Resource Corp.
      Warrants -- (CAD)*+.............     45,815             0
    Gencor Ltd. -- (ZAR)..............    828,000     1,393,461
    Gold Fields Ltd. -- (ZAR)*........    163,299       902,188
    Goldfields Ltd. -- (AUD)..........    965,000       799,057
    Normandy Mining Ltd. -- (AUD).....    458,658       424,798
                                                    -----------
                                                      4,109,210
                                                    -----------
TOTAL FOREIGN STOCK (Cost
  $14,167,496)........................               10,325,415
                                                    -----------
SHORT-TERM INVESTMENTS -- 1.4%
    Temporary Investment Cash Fund
    (Cost $999,636)...................    999,636       999,636
                                                    -----------
TOTAL INVESTMENTS -- 99.4% (Cost
  $91,419,315)........................               73,652,971
OTHER ASSETS LESS
  LIABILITIES -- 0.6%.................                  472,978
                                                    -----------
NET ASSETS -- 100.0%..................              $74,125,949
                                                    ===========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.9% of net assets.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 66.2%
    Federal Home Loan Mtge. Corp.
      5.80%, 08/15/19...............  $  10,470   $  10,456,913
      6.00%, 01/14/29 [TBA].........     10,700      10,569,567
      6.50%, 01/12/29 [TBA].........     17,600      17,729,184
      8.50%, 01/01/25...............     10,140      10,615,061
      8.75%, 10/01/01...............        794         816,941
                                                  -------------
                                                     50,187,666
                                                  -------------
    Federal National Mtge. Assoc.
      6.298%, 03/01/17 [VR].........      2,245       2,236,225
      6.50%, 01/14/29 [TBA].........     10,000      10,067,200
      6.796%, 05/01/25 [VR].........        888         887,660
      7.50%, 01/25/22-05/01/24......     50,952      52,390,611
      7.521%, 01/01/25 [VR].........        199         201,060
      8.00%, 11/25/23...............      2,792       2,895,734
                                                  -------------
                                                     68,678,490
                                                  -------------
    Government National Mtge. Assoc.
      6.50%, 02/22/27 [TBA].........     50,000      50,461,000
      6.50%, 06/20/28...............     10,000       9,729,800
      6.50%, 01/21/29 [TBA].........     20,000      20,203,200
      6.625%, 07/20/17-07/20/24.....      1,048       1,061,817
      6.875%, 05/20/24-01/20/26.....      6,697       6,796,664
      6.875% 03/20/24 [VR]..........      4,225       4,275,484
      7.00% 01/15/24-11/20/26.......     16,607      16,911,332
                                                  -------------
                                                    109,439,297
                                                  -------------
    Student Loan Marketing Assoc.
      Series 1995-1 Cl-A1 [FRN]
      5.327%, 04/25/04..............      3,353       3,319,948
                                                  -------------
  (Cost $230,377,453)...............                231,625,401
                                                  -------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 6.9%
    First Plus Home Loan Trust
      Series 1998-5 Cl-A3 [VR]
      6.06%, 11/10/11...............      8,000       8,022,280
    Merrill Lynch Mtge. Investors,
      Inc. Cl-B
      7.243%, 06/15/21..............        869         902,497
    Norwest Asset Securities Corp.
      Series 1998-27 Cl-A
      6.25%, 11/25/13...............      3,142       3,107,119
    Residential Accredit Loans, Inc.
      1997-QS8 Cl-A9
      7.375%, 08/25/27..............      2,000       2,031,881
    Resolution Trust Corp. [VR]
      7.19%, 07/25/28...............     10,000       9,991,270
                                                  -------------
  (Cost $24,181,521)................                 24,055,047
                                                  -------------
CORPORATE OBLIGATIONS -- 34.3%
AUTOMOBILE MANUFACTURERS -- 1.4%
    Ford Motor Credit Co.
      5.78%, 03/21/01...............      5,000       5,041,549
                                                  -------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
BUILDING MATERIALS -- 0.9%
    Cemex SA Notes 144A
      8.50%, 08/31/00...............  $   3,000   $   3,015,000
                                                  -------------
CHEMICALS -- 1.4%
    Imperial Chemical, Inc. Euro
      Medium Term Notes [FRN]
      5.656%, 03/05/99..............      5,000       5,006,110
                                                  -------------
CONGLOMERATES -- 0.5%
    Philip Morris Companies, Inc.
      Debs.
      9.25%, 02/15/00...............        500         520,000
    Time Warner, Inc. Pass-Thru
      Trust Certificates 144A
      6.10%, 12/30/01...............      1,250       1,273,438
                                                  -------------
                                                      1,793,438
                                                  -------------
FINANCIAL SERVICES -- 13.4%
    Bear Stearns Co. Medium Term
      Notes Cl-B [FRN]
      6.162%, 02/06/01..............        700         707,910
    General Motors Acceptance Corp.
      Notes
      7.125%, 05/01/01..............      2,000       2,072,500
    Goldman Sachs Group L.P. Notes
      144A
      7.125%, 03/01/03..............      1,000       1,035,000
    Household Finance Co. Medium
      Term Sr. Notes
      7.15%, 06/15/00...............     10,000      10,225,000
    Household Finance Co. Notes
      7.625%, 06/29/99..............     15,000      16,031,250
    Lehman Brothers Holding Sr.
      Medium Term Notes Cl-E
      8.15%, 05/15/00...............      1,200       1,235,940
    Nationsbank Corp. Sub. Notes
      8.625%, 11/15/03..............      1,000       1,147,500
    New England Educational Loan
      Marketing Assoc. Medium Term
      Notes Cl-B [FRN] 144A
      5.756%, 03/11/99..............      5,000       4,995,900
    Presidential Life Corp. Sr.
      Notes
      9.50%, 12/15/00...............      8,000       8,180,000
    Salomon, Inc. Sr. Notes
      7.50%, 02/01/03...............      1,000       1,062,500
                                                  -------------
                                                     46,693,500
                                                  -------------
FOOD -- 3.7%
    RJR Nabisco, Inc. Medium Term
      Notes
      7.625%, 09/15/03..............      5,000       4,872,400
    RJR Nabisco, Inc. Notes
      8.625%, 12/01/02..............      8,000       8,127,680
                                                  -------------
                                                     13,000,080
                                                  -------------

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
OIL & GAS -- 1.2%
    Gulf Canada Resources Ltd.
      Yankee Sr. Sub. Debs.
      9.25%, 01/15/04...............  $   3,000   $   3,075,000
    Occidental Petroleum Corp. Sr.
      Notes
      6.40%, 04/01/03...............      1,000       1,015,000
                                                  -------------
                                                      4,090,000
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.4%
    International Paper Co. Notes
      6.125%, 11/01/03..............      1,500       1,500,000
                                                  -------------
TELECOMMUNICATIONS -- 3.7%
    AT&T Capital Corp. Notes [FRN]
      144A
      6.05%, 01/01/99...............      8,000       7,999,680
    TCI Communications, Inc. Sr.
      Notes [FRN]
      5.945%, 09/11/00..............      5,000       5,016,950
                                                  -------------
                                                     13,016,630
                                                  -------------
UTILITIES -- 7.7%
    Cleveland Electric Illuminating
      Co. Notes
      7.625%, 08/01/02..............      2,100       2,174,529
    Connecticut Light & Power Co.
      First Mtge.
      7.25%, 07/01/99...............      4,482       4,487,737
      7.875%, 06/01/01..............      2,000       2,090,000
    Detroit Edison Co. Medium Term
      Notes
      6.75%, 03/17/03...............      5,000       5,212,500
    Niagara Mohawk Power Corp. Sr.
      Notes
      7.00%, 10/01/00...............      3,665       3,715,394
    Texas Utilities Co. Debs.
      6.62%, 07/01/01...............      4,136       4,214,705
    United Illuminating Co. Notes
      6.25%, 12/15/02...............      5,000       5,018,750
                                                  -------------
                                                     26,913,615
                                                  -------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $119,636,534).....................                120,069,922
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 3.0%
    U.S. Treasury Bills
      4.55%, 02/04/99#..............        170         169,317
      4.10%, 03/04/99#..............        100          99,282
                                                  -------------
                                                        268,599
                                                  -------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02..............     10,000      10,172,110
                                                  -------------
  (Cost $10,371,058)................                 10,440,709
                                                  -------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
SOVEREIGN ISSUES -- 3.0%
ARGENTINA -- 2.1%
    Republic of Argentina [FRB, BRB]
      6.188%, 03/31/05..............  $   3,666   $   2,859,480
      9.165%, 04/10/05..............      4,000       3,610,000
    Republic of Argentina Bote 10
      [FRN, PIK]
      5.313%, 04/01/00..............      1,220         969,685
                                                  -------------
                                                      7,439,165
                                                  -------------
BRAZIL -- 0.6%
    Republic of Brazil-IDU Cl-A [VR,
      BRB]
      6.75%, 01/01/01...............      2,177       1,977,079
                                                  -------------
CANADA -- 0.3%
    Hydro-Quebec Government
      Guaranteed Notes
      9.00%, 03/07/01...............      1,000       1,069,900
                                                  -------------
TOTAL SOVEREIGN ISSUES (Cost
  $11,294,802)......................                 10,486,144
                                                  -------------
                                      PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                                        (000)
                                      ---------
FOREIGN BONDS -- 1.5%
NEW ZEALAND
    New Zealand Government
      10.00%, 03/15/02
      (Cost $5,339,391).............      8,900       5,342,374
                                                  -------------

                                         PAR
                                        (000)
                                        -----
CERTIFICATES OF DEPOSIT -- 2.9%
    Bank of Tokyo-Mitsubishi
      5.94%, 01/19/99
      (Cost $10,000,000)............  $  10,000       9,998,187
                                                  -------------
COMMERCIAL PAPER -- 13.3%
    Ameritech Corp.
      5.66%, 01/15/99...............      3,400       3,392,516
    Ford Motor Credit Co.
      5.51%, 01/22/99...............     10,000       9,967,858
    General Electric Capital Corp.
      5.65%, 01/14/99...............     16,000      15,967,356
    General Motors Acceptance Corp.
      5.50%, 01/29/99...............     13,000      12,944,389
    Procter & Gamble Co.
      4.85%, 02/26/99...............      4,200       4,168,313
                                                  -------------
    (Cost $46,440,432)..............                 46,440,432
                                                  -------------

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 1.2%
    Temporary Investment Cash
      Fund..........................  2,154,618   $   2,154,618
    Temporary Investment Fund.......  2,154,618       2,154,618
                                                  -------------
    (Cost $4,309,236)...............                  4,309,236
                                                  -------------
TOTAL INVESTMENTS -- 132.3% (Cost
  $461,950,427).....................                462,767,452
                                                  -------------

                                     NUMBER OF
                                     CONTRACTS
                                     ---------
WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    30 Year U.S. Treasury Bond
      Futures, Strike Price 138,
      Expires 02/20/99.............         34          (3,188)
                                                 -------------
PUT OPTIONS
    30 Year U.S. Treasury Bond
      Futures, Strike Price 120,
      Expires 02/20/99.............         20          (3,437)
    30 Year U.S. Treasury Bond
      Futures, Strike Price 122,
      Expires 02/20/99.............         22          (6,875)
                                                 -------------
                                                       (10,312)
                                                 -------------
TOTAL WRITTEN OPTIONS
  (Cost ($13,948)).................                    (13,500)
                                                 -------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (32.3%)................               (113,046,717)
                                                 -------------
NET ASSETS -- 100.0%...............              $ 349,707,235
                                                 =============

# Securities with an aggregate market value of $268,599 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                          NOTIONAL     UNREALIZED
                       EXPIRATION          AMOUNT     APPRECIATION
     DESCRIPTION         MONTH             (000)     (DEPRECIATION)
-------------------------------------------------------------------
Euro Dollar..........    12/99      ECU    75,000       $(68,175)
Euro Dollar..........    03/00      ECU    75,000        (24,962)
Euro Dollar..........    06/00      ECU    75,000         (9,187)
Euro Dollar..........    09/00      ECU    75,000          4,988
Euro Dollar..........    09/01      ECU   100,000         27,500
                                                        --------
                                                        $(69,836)
                                                        ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 5.2% of net assets.

See Notes to Financial Statements.

AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 74.6%
BUSINESS SERVICES -- 2.0%
    Robert Half International,
      Inc.*........................    131,800   $    5,889,812
                                                 --------------
COMPUTER HARDWARE -- 3.2%
    Dell Computer Corp.*...........    132,000        9,660,750
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 12.7%
    3Com Corp.*....................    100,700        4,512,619
    CompUSA, Inc.*.................    198,152        2,588,360
    Electronic Arts, Inc.*.........     61,100        3,429,237
    Ingram Micro, Inc. Cl-A*.......    101,000        3,522,375
    National Data Corp.............    135,400        6,592,287
    Oracle Corp.*..................    119,700        5,162,062
    Synopsys, Inc.*................     77,400        4,198,950
    Tech Data Corp.*...............    104,900        4,222,225
    Visio Corp.*...................    106,300        3,886,594
                                                 --------------
                                                     38,114,709
                                                 --------------
ELECTRONIC COMPONENTS &
EQUIPMENT -- 5.9%
    Advanced Micro Devices,
      Inc.*........................    612,000       17,709,750
                                                 --------------
ENTERTAINMENT & LEISURE -- 2.2%
    Time Warner, Inc. .............    107,800        6,690,337
                                                 --------------
FINANCIAL-BANK & TRUST -- 3.2%
    Chase Manhattan Corp. .........     61,400        4,179,037
    MBNA Corp. ....................    224,500        5,598,469
                                                 --------------
                                                      9,777,506
                                                 --------------
FINANCIAL SERVICES -- 10.3%
    Donaldson, Lufkin & Jenrette,
      Inc. ........................    101,900        4,177,900
    Household International,
      Inc. ........................    170,300        6,748,137
    Merrill Lynch & Co., Inc. .....    139,676        9,323,373
    Morgan Stanley, Dean Witter &
      Co. .........................     87,400        6,205,400
    Schwab, (Charles) Corp. .......     76,800        4,315,200
                                                 --------------
                                                     30,770,010
                                                 --------------
FOOD -- 0.9%
    Safeway, Inc.*.................     46,000        2,803,125
                                                 --------------
HEALTHCARE SERVICES -- 4.1%
    Humana, Inc.*..................    316,000        5,628,750
    Omnicare, Inc. ................    193,600        6,727,600
                                                 --------------
                                                     12,356,350
                                                 --------------
INSURANCE -- 1.4%
    Aetna, Inc. ...................     40,900        3,215,763
    CMAC Investment Corp. .........     21,300          978,469
                                                 --------------
                                                      4,194,232
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
OFFICE EQUIPMENT -- 4.5%
    Office Depot, Inc.*............    138,900   $    5,130,619
    Staples, Inc.*.................    195,550        8,543,091
                                                 --------------
                                                     13,673,710
                                                 --------------
PHARMACEUTICALS -- 7.6%
    Lilly, (Eli) & Co. ............     93,100        8,274,263
    Merck & Co., Inc. .............     48,700        7,192,381
    Pfizer, Inc. ..................     57,500        7,212,656
                                                 --------------
                                                     22,679,300
                                                 --------------
RAILROADS -- 1.3%
    Kansas City Southern
      Industries, Inc. ............     80,900        3,979,269
                                                 --------------
RETAIL & MERCHANDISING -- 9.8%
    Bed, Bath & Beyond, Inc.*......    211,580        7,220,168
    Costco Companies, Inc.*........    103,000        7,435,313
    Rite Aid Corp. ................     59,800        2,963,838
    Wal-Mart Stores, Inc. .........     55,500        4,519,781
    Walgreen Co. ..................    126,900        7,431,581
                                                 --------------
                                                     29,570,681
                                                 --------------
SEMICONDUCTORS -- 0.5%
    Intel Corp. ...................     13,600        1,612,450
                                                 --------------
TELECOMMUNICATIONS -- 4.4%
    AirTouch Communications,
      Inc.* .......................     67,200        4,846,800
    Comcast Corp. Cl-A.............     84,900        4,982,569
    MCI WorldCom, Inc.*............     46,000        3,300,500
                                                 --------------
                                                     13,129,869
                                                 --------------
TRANSPORTATION -- 0.6%
    CNF Transportation, Inc. ......     49,600        1,863,100
                                                 --------------
TOTAL COMMON STOCK
  (Cost $188,906,303)..............                 224,474,960
                                                 --------------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash
      Fund.........................    253,878          253,878
    Temporary Investment Fund......    253,877          253,877
                                                 --------------
    (Cost $507,755)................                     507,755
                                                 --------------
TOTAL INVESTMENTS -- 74.8%
  (Cost $189,414,058)..............                 224,982,715
OTHER ASSETS LESS
  LIABILITIES -- 25.2%.............                  75,941,439
                                                 --------------
NET ASSETS -- 100.0%...............              $  300,924,154
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 88.5%
ARGENTINA -- 0.2%
    Telecom Argentina Stet SA Cl-B
      [ADR]..........................     10,025   $    275,687
    Telefonica de Argentina SA Cl-B
      [ADR]..........................     38,015      1,062,044
                                                   ------------
                                                      1,337,731
                                                   ------------
AUSTRALIA -- 0.3%
    Cable & Wireless Optus Ltd.
      144A*..........................    903,551      1,900,918
                                                   ------------
AUSTRIA -- 0.1%
    Bank Austria AG..................     15,114        768,981
                                                   ------------
BRAZIL -- 0.5%
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................     39,495      2,870,793
                                                   ------------
CANADA -- 0.5%
    Newcourt Credit Group, Inc. .....     89,330      3,120,967
                                                   ------------
DENMARK -- 0.4%
    Kapital Holding..................      2,213        109,531
    Ratin AS Cl-B....................      7,076      1,500,955
    SAS Danmark AS...................      6,676         75,526
    Unidanmark AS Cl-A...............      5,663        511,635
                                                   ------------
                                                      2,197,647
                                                   ------------
FINLAND -- 5.1%
    Nokia Corp. Cl-A [ADR]...........    116,055     13,977,374
    Nokia Oyj Cl-A...................     68,342      8,368,480
    Raisio Group PLC.................     68,982        762,941
    Sampo Insurance Co. Ltd. Cl-A....     83,293      3,183,147
    Sonera Group Oyj 144A*...........     94,238      1,675,081
    Tieto Corp. Cl-B.................     60,405      2,708,108
                                                   ------------
                                                     30,675,131
                                                   ------------
FRANCE -- 11.6%
    Alcatel..........................      1,326        162,367
    Alcatel SA [ADR].................     24,430        597,008
    Atos SA*.........................      4,932      1,179,581
    Cap Gemini SA....................     41,241      6,622,469
    Cap Gemini SA 144A...............      1,719        276,037
    Carrefour Supermarche SA.........      3,484      2,631,394
    Equant NV*.......................     15,694      1,092,622
    Groupe Danone....................     15,700      4,496,949
    Lagardere S.C.A. ................     44,644      1,898,126
    Renault SA.......................    114,704      5,154,073
    Rhone-Poulenc Cl-A...............    161,600      8,320,100
    Sanofi SA........................     18,111      2,982,830
    Suez Lyonnaise des Eaux..........     53,558     11,006,888
    Synthelabo.......................      4,402        932,251
    Valeo SA.........................     13,011      1,025,785
    Valeo SA 144A....................     40,239      3,172,435
    Vivendi..........................     72,124     18,721,735
                                                   ------------
                                                     70,272,650
                                                   ------------
GERMANY -- 10.8%
    Bayerische Hypo-Und Vereinsbank
      AG.............................     11,091        877,680
    DaimlerChrysler AG*..............     59,037      5,866,410

                                        SHARES        VALUE
                                        ------        -----
    Deutsche Pfandbrief &
      Hypothekenbank AG..............     69,203   $  6,066,356
    Ergo Versicherungs Gruppe AG.....      2,933        483,398
    Hoechst AG.......................    164,336      6,798,327
    Mannesmann AG....................    182,285     21,095,774
    Marschollek, Lautenschlaeger und
      Partner AG Non-Voting Pfd......      5,292      3,018,517
    Merck KGaA.......................     25,425      1,144,913
    Metro AG.........................     43,065      3,387,239
    MobilCom AG......................      9,379      2,984,575
    Muenchener Rueckversicherung AG
      Warrants*......................        146          6,837
    Porsche AG Pfd. .................      4,058      9,331,704
    SAP AG Pfd. .....................      5,247      2,518,719
    Schering AG......................     11,447      1,439,879
    Veba AG..........................     11,989        710,477
                                                   ------------
                                                     65,730,805
                                                   ------------
GREECE -- 0.3%
    Panafon SA 144A*.................     13,861        371,222
    STET Hellas Telecommunications SA
      [ADR]*.........................     41,525      1,344,372
                                                   ------------
                                                      1,715,594
                                                   ------------
HONG KONG -- 0.5%
    China Telecom Ltd. ..............  1,769,000      3,059,835
                                                   ------------
IRELAND -- 1.9%
    Elan Corp. PLC [ADR]*............    167,775     11,670,848
                                                   ------------
ITALY -- 4.7%
    Banca Commerciale Italia NA......    409,187      2,829,009
    Banca di Roma*...................  2,357,523      4,003,332
    Telecom Italia Mobile SPA........  1,584,056     11,720,281
    Telecom Italia SPA...............    973,562      8,325,118
    Unicredito Italiano SPA..........    240,571      1,429,076
                                                   ------------
                                                     28,306,816
                                                   ------------
JAPAN -- 10.6%
    Bridgestone Corp.................     17,000        386,581
    Fujitsu Ltd......................    176,300      2,352,300
    Honda Motor Co. Ltd..............     55,000      1,809,008
    Ito-Yokado Co. Ltd...............     32,000      2,241,202
    Kao Corp.........................    719,000     16,254,478
    Kirin Brewery Co. Ltd............    333,000      4,251,192
    Nippon Telegraph & Telephone
      Corp...........................      1,990      1,538,415
    NTT Data Corp....................        290      1,442,331
    NTT Mobile Communication Network,
      Inc............................      4,890     20,158,851
    Rohm Co. Ltd.....................      5,000        458,347
    Sony Corp........................     58,800      4,290,235
    Takeda Chemical Industries.......    232,000      8,947,077
                                                   ------------
                                                     64,130,017
                                                   ------------
KOREA -- 0.4%
    SK Telecom Co. Ltd. [ADR]........    234,541      2,389,389
                                                   ------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
MEXICO -- 0.3%
    Coca-Cola Femsa SA [ADR].........     34,220   $    453,415
    Grupo Televisa SA [GDR]*.........     56,670      1,399,041
                                                   ------------
                                                      1,852,456
                                                   ------------
NETHERLANDS -- 7.5%
    AEGON NV.........................     12,368      1,519,745
    AKZO Nobel NV....................     35,563      1,620,230
    Equant NV NY Reg*................     30,620      2,076,419
    Getronics NV.....................    109,617      5,432,165
    Koninklijke Ahold NV.............    260,020      9,615,643
    Koninklijke Ahrend Groep NV......     20,173        461,148
    Koninklijke (Royal) Philips
      Electronics NV.................     44,873      3,012,782
    Koninklijke (Royal) Philips
      Electronics NV [ADR]...........     43,694      2,957,538
    Simac Techniek NV................     22,565        571,138
    Unilever NV......................     34,510      2,951,427
    Wolters Kluwer NV................     72,661     15,556,912
                                                   ------------
                                                     45,775,147
                                                   ------------
NORWAY -- 0.3%
    Den Norske Bank ASA..............     90,773        313,349
    Elektronisk Databehandling ASA...    354,721        884,619
    NCL Holdings ASA*................    245,404        579,789
    SAS Norge ASA Cl-B...............     16,809        141,201
                                                   ------------
                                                      1,918,958
                                                   ------------
PORTUGAL -- 0.6%
    Cimentos de Portugal SA..........     22,436        716,209
    Portugal Telecom SA..............     69,965      3,207,966
                                                   ------------
                                                      3,924,175
                                                   ------------
SPAIN -- 3.0%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......     88,120      2,285,539
    Banco Bilbao Vizcaya SA..........    143,075      2,246,728
    Banco Central Hispanoamericano
      SA.............................     96,306      1,145,276
    Prosegur, CIA de Seguridad SA....    145,088      1,694,674
    Tele Pizza SA*...................    180,645      1,721,141
    Telefonica SA....................    169,516      7,549,129
    Telefonica SA [ADR]..............     10,878      1,472,650
    Telefonica SA Bonus Rights*......    169,516        150,743
                                                   ------------
                                                     18,265,880
                                                   ------------
SWEDEN -- 5.1%
    Assa Abloy AB Cl-B...............    142,787      5,460,953
    Astra AB Cl-A....................    160,666      3,280,500
    Electrolux AB Cl-B...............    318,252      5,477,260
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................     45,056      1,078,528
    Ericsson, (L.M.) Telephone Co.
      Cl-B...........................      2,050         48,812
    Ortivus AB Cl-B*.................      2,329         16,953
    Pharmacia & Upjohn, Inc..........      6,729        376,899
    SAS Sverige AB...................     26,039        239,331
    Securitas AB.....................    873,512     13,578,677
    Skandinaviska Enskilda Banken....     96,797      1,021,048
    Volvo AB Cl-B....................     27,057        620,884
                                                   ------------
                                                     31,199,845
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
SWITZERLAND -- 9.9%
    Adecco SA........................     19,682   $  8,984,924
    Ares-Serono Group................         48         76,046
    Baloise Holding Ltd. ............        432        448,205
    Julius Baer Holdings AG Cl-B.....        214        711,266
    Kuoni Reisen AG..................      1,092      4,333,081
    Novartis AG......................      8,938     17,570,405
    Roche Holding AG.................        719      8,773,655
    Schweizerische
      Lebensversicherungs-Und
      Rentenanstalt..................        890        660,949
    Swisscom AG*.....................     18,916      7,919,081
    UBS AG...........................     17,317      5,320,626
    Zurich Allied AG.................      7,483      5,540,824
                                                   ------------
                                                     60,339,062
                                                   ------------
UNITED KINGDOM -- 13.9%
    Amvescap PLC.....................    234,278      1,817,415
    Capita Group PLC.................    311,277      2,876,967
    COLT Telecom Group PLC*..........    600,247      8,953,321
    Compass Group PLC................    587,306      6,727,787
    Diageo PLC.......................    225,725      2,568,855
    Electrocomponents PLC............     27,832        186,618
    Energis PLC*.....................    267,092      5,977,052
    Glaxo Wellcome PLC...............    151,972      5,228,992
    Hays PLC.........................    655,849      5,756,124
    JBA Holdings PLC.................     48,156        148,227
    Lloyds TSB Group PLC.............    347,196      4,939,064
    Logica PLC.......................    674,925      5,867,400
    Misys PLC........................    241,286      1,757,366
    Orange PLC*......................     18,296        212,631
    Rentokil Initial PLC.............  1,480,067     11,155,356
    Select Appointments Holdings
      PLC............................     10,662        109,453
    Select Appointments Holdings PLC
      [ADR]..........................     74,175      1,594,762
    SEMA Group PLC...................    165,808      1,630,410
    Siebe PLC........................    666,154      2,626,799
    SmithKline Beecham PLC...........     76,161      1,064,427
    SmithKline Beecham PLC [ADR].....     59,475      4,133,512
    Tomkins PLC......................    286,977      1,353,643
    Vodafone Group PLC...............    179,587      2,916,276
    Williams PLC.....................    802,641      4,557,197
    WPP Group PLC....................      7,509         45,695
                                                   ------------
                                                     84,205,349
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $448,527,859)................               537,628,994
                                                   ------------
U.S. STOCK -- 2.3%
AUTOMOBILE MANUFACTURERS -- 0.4%
    DaimlerChrysler AG*..............     27,124      2,605,599
                                                   ------------
CHEMICALS -- 0.0%
    Solutia, Inc. ...................         29            650
                                                   ------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
ENTERTAINMENT & LEISURE -- 0.1%
    Fox Entertainment Group, Inc.
      Cl-A*..........................     16,820   $    423,654
                                                   ------------
FINANCIAL SERVICES -- 0.0%
    Romanian Investment Fund**.......        163         79,462
                                                   ------------
PHARMACEUTICALS -- 1.2%
    Bristol-Meyers Squibb Co. .......      2,600        347,913
    Pharmacia & Upjohn, Inc. ........    127,815      7,237,524
                                                   ------------
                                                      7,585,437
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    Cellular Communications
      International, Inc.*...........     50,360      3,424,480
                                                   ------------
TOTAL U.S. STOCK
  (Cost $11,348,637).................                14,119,282
                                                   ------------

                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
6.6%
    Federal Home Loan Bank Disc. Notes
      5.01%, 01/13/99.................  $20,000    19,966,043
                                                 ------------
    Federal Home Loan Mtge. Corp.
      Disc. Notes 4.74%, 01/22/99.....   20,000    19,943,808
                                                 ------------
    (Cost $39,911,300)................             39,909,851
                                                 ------------
COMMERCIAL PAPER -- 2.6%
    Household Finance Corp. 5.25%,
      01/04/99
    (Cost $15,793,088)................   15,800    15,793,088
                                                 ------------
TOTAL INVESTMENTS -- 100.0% (Cost
  $515,580,884).......................            607,451,215
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- 0.0%................               (244,933)
                                                 ------------
NET ASSETS -- 100.0%..................           $607,206,282
                                                 ============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN
SETTLEMENT                 CONTRACTS     EXCHANGE    CONTRACTS     UNREALIZED
MONTH        TYPE         TO RECEIVE       FOR        AT VALUE    APPRECIATION
------------------------------------------------------------------------------
01/99        Buy    DEM       401,570   $  239,677   $  241,154     $  1,477
01/99        Buy    FRF       616,649      110,088      110,403          315
01/99        Buy    ITL   749,639,812      451,188      454,761        3,573
01/99        Buy    JPY    31,545,485      273,989      279,860        5,871
04/99        Buy    JPY   520,000,000    4,535,147    4,670,523      135,376
                                        ----------   ----------     --------
                                        $5,610,089   $5,756,701     $146,612
                                        ==========   ==========     ========

                                              IN                         UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS      APPRECIATION
MONTH       TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------
01/99
            Sell   ATS         351,090   $     29,669   $     29,966    $      (297)
04/99
            Sell   CHF       4,200,000      3,048,009      3,088,394        (40,385)
03/99
            Sell   CHF       2,400,000      1,771,218      1,762,607          8,611
01/99
            Sell   DEM      59,700,000     35,283,960     35,880,318       (596,358)
01/99
            Sell   FRF         118,256         21,119         21,172            (53)
04/99
            Sell   GBP      15,770,000     26,471,249     26,163,418        307,831
05/99
            Sell   GBP       9,730,000     15,996,743     16,137,576       (140,833)
02/99
            Sell   JPY   2,780,000,000     23,971,389     24,787,715       (816,326)
05/99
            Sell   JPY     600,000,000      5,080,440      5,420,000       (339,560)
01/99
            Sell   JPY      20,643,826        179,303        183,144         (3,841)
04/99
            Sell   JPY   2,190,000,000     18,761,210     19,684,503       (923,293)
01/99
            Sell   NLG      35,300,000     18,700,948     18,800,663        (99,715)
04/99
            Sell   SEK      33,300,000      4,149,838      4,136,600         13,238
05/99
            Sell   SEK      13,000,000      1,668,485      1,616,895         51,590
                                         ------------   ------------    -----------
                                         $155,133,580   $157,712,971    $(2,579,391)
                                         ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

                      INDUSTRY
                      --------
Airlines.............................................   0.1%
Automobile Manufacturers.............................   4.2%
Automotive Parts.....................................   0.8%
Beverages............................................   0.8%
Broadcasting.........................................   0.2%
Building Materials...................................   0.1%
Business Services....................................   3.5%
Chemicals............................................   2.8%
Computer Services & Software.........................   6.8%
Conglomerates........................................   0.2%
Consumer Products & Services.........................   8.8%
Electronic Components & Equipment....................   2.3%
Entertainment & Leisure..............................   0.8%
Environmental Services...............................   5.2%
Farming & Agriculture................................   0.1%
Financial -- Bank & Trust............................   5.6%
Financial Services...................................   1.8%
Food.................................................   2.7%
Furniture............................................   0.1%
Industrial Products..................................   4.2%
Insurance............................................   1.5%
Medical Supplies & Equipment.........................   0.5%
Metals & Mining......................................   0.9%
Office Equipment.....................................   1.6%
Pharmaceuticals......................................  10.7%
Printing & Publishing................................   2.6%
Restaurants..........................................   0.3%
Retail & Merchandising...............................   0.6%
Telecommunications...................................  18.6%
Utilities............................................   0.1%
                                                       ----
TOTAL................................................  88.5%
                                                       ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 95.4%
AEROSPACE -- 0.8%
    Raytheon Co. Cl-A.................   21,140   $  1,092,674
    Raytheon Co. Cl-B.................    6,700        356,775
                                                  ------------
                                                     1,449,449
                                                  ------------
AIRLINES -- 0.8%
    Southwest Airlines Co.............   64,990      1,458,213
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 2.2%
    Ford Motor Co.....................   37,320      2,190,217
    General Motors Corp...............   27,235      1,949,005
                                                  ------------
                                                     4,139,222
                                                  ------------
AUTOMOTIVE PARTS -- 0.7%
    Dana Corp.........................   10,111        413,287
    Goodyear Tire & Rubber Co.........   19,785        997,906
                                                  ------------
                                                     1,411,193
                                                  ------------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies, Inc.....   29,895      1,961,859
                                                  ------------
CHEMICALS -- 2.0%
    Du Pont, (E.I.) de Nemours &
      Co..............................   41,300      2,191,481
    Eastman Chemical Co...............   21,438        959,350
    Witco Corp........................   35,890        571,997
                                                  ------------
                                                     3,722,828
                                                  ------------
COMPUTER HARDWARE -- 3.3%
    Compaq Computer Corp..............   60,385      2,532,396
    International Business Machines
      Corp............................   19,715      3,642,346
                                                  ------------
                                                     6,174,742
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
    NCR Corp.*........................    1,500         62,625
    Sun Microsystems, Inc.*...........    6,350        543,719
                                                  ------------
                                                       606,344
                                                  ------------
CONGLOMERATES -- 2.7%
    Minnesota Mining & Manufacturing
      Co..............................   23,403      1,664,538
    Philip Morris Companies, Inc......   65,084      3,481,994
                                                  ------------
                                                     5,146,532
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.1%
    Clorox Co.........................   14,400      1,682,100
    Colgate-Palmolive Co..............   12,700      1,179,512
    Eastman Kodak Co..................   21,675      1,560,600
    Hasbro, Inc.......................   45,100      1,629,237
    Whitman Corp......................   67,265      1,706,849
                                                  ------------
                                                     7,758,298
                                                  ------------
CONTAINERS & PACKAGING -- 0.9%
    Owens-Illinois, Inc.*.............   58,610      1,794,931
                                                  ------------
ELECTRONIC COMPONENTS &
EQUIPMENT -- 4.3%
    Emerson Electric Co...............   24,030      1,503,377
    General Electric Co...............   29,495      3,010,333
    Rockwell International Corp.......   11,950        580,322
    Texas Instruments, Inc............   36,525      3,125,170
                                                  ------------
                                                     8,219,202
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
ENVIRONMENTAL SERVICES -- 0.6%
    Waste Management, Inc.............   24,670   $  1,150,239
                                                  ------------
FINANCIAL-BANK & TRUST -- 11.5%
    Bank One Corp.....................   49,939      2,550,010
    BankAmerica Corp..................   62,363      3,749,575
    BankBoston Corp...................   46,080      1,794,240
    Chase Manhattan Corp..............   30,450      2,072,503
    First Union Corp..................   20,280      1,233,277
    Fleet Financial Group, Inc........   32,150      1,436,703
    Mercantile Bancorporation, Inc....   23,872      1,101,096
    Morgan, (J.P.) & Co., Inc.........   20,213      2,123,628
    National City Corp................   20,270      1,469,575
    PNC Bank Corp. NA.................   28,269      1,530,060
    Summit Bancorp....................   13,400        585,412
    Wells Fargo & Co..................   54,450      2,174,597
                                                  ------------
                                                    21,820,676
                                                  ------------
FINANCIAL SERVICES -- 6.3%
    American Express Co...............   11,200      1,145,200
    Citigroup, Inc....................   75,595      3,741,952
    Fannie Mae........................   30,020      2,221,480
    Lehman Brothers Holdings, Inc.....   42,655      1,879,486
    Merrill Lynch & Co., Inc..........   23,025      1,536,919
    Washington Mutual, Inc............   36,160      1,380,860
                                                  ------------
                                                    11,905,897
                                                  ------------
FOOD -- 3.1%
    General Mills, Inc................   17,465      1,357,904
    Heinz, (H.J.) Co..................   24,700      1,398,637
    Nabisco Holdings Corp. Cl-A.......   11,900        493,850
    Quaker Oats Co....................   22,200      1,320,900
    Sara Lee Corp.....................   43,616      1,229,426
                                                  ------------
                                                     5,800,717
                                                  ------------
INSURANCE -- 5.0%
    Aetna, Inc........................   13,630      1,071,659
    Allstate Corp.....................   36,900      1,425,263
    American General Corp.............   32,300      2,519,400
    AON Corp..........................   22,329      1,236,468
    CIGNA Corp........................   30,620      2,367,309
    The Equitable Companies, Inc......   14,600        844,975
                                                  ------------
                                                     9,465,074
                                                  ------------
MACHINERY & EQUIPMENT -- 0.7%
    Deere & Co........................   39,565      1,310,591
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Baxter International, Inc.........   36,900      2,373,131
    Johnson & Johnson Co..............   20,310      1,703,501
                                                  ------------
                                                     4,076,632
                                                  ------------
OFFICE EQUIPMENT -- 2.4%
    Pitney Bowes, Inc.................    9,100        601,169
    Xerox Corp........................   33,285      3,927,630
                                                  ------------
                                                     4,528,799
                                                  ------------
OIL & GAS -- 9.3%
    Atlantic Richfield Co.............   35,911      2,343,193
    British Petroleum Co. PLC [ADR]...   18,665      1,672,851
    Chevron Corp......................   27,765      2,302,760

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Conoco, Inc. Cl-A*................   39,500   $    824,563
    Exxon Corp........................   38,591      2,821,967
    Halliburton Co....................   34,395      1,018,952
    Kerr-McGee Corp...................   32,820      1,255,365
    Mobil Corp........................   22,024      1,918,841
    Sonat, Inc........................   45,990      1,244,604
    Texaco, Inc.......................   24,675      1,304,691
    Tosco Corp........................   37,935        981,568
                                                  ------------
                                                    17,689,355
                                                  ------------
PAPER & FOREST PRODUCTS -- 1.2%
    Boise Cascade Corp................   47,045      1,458,395
    Kimberly-Clark Corp...............   13,645        743,653
                                                  ------------
                                                     2,202,048
                                                  ------------
PHARMACEUTICALS -- 7.4%
    American Home Products Corp.......   53,715      3,024,826
    Bristol-Meyers Squibb Co..........   23,000      3,077,688
    Merck & Co., Inc..................   25,400      3,751,263
    Pharmacia & Upjohn, Inc...........   75,760      4,289,910
                                                  ------------
                                                    14,143,687
                                                  ------------
PRINTING & PUBLISHING -- 1.4%
    McGraw-Hill Co., Inc..............   10,400      1,059,500
    Times Mirror Co. Cl-A.............   27,540      1,542,240
                                                  ------------
                                                     2,601,740
                                                  ------------
RAILROADS -- 0.7%
    Burlington Northern Santa Fe
      Corp............................   39,913      1,347,064
                                                  ------------
RESTAURANTS -- 0.7%
    McDonald's Corp...................   18,255      1,398,789
                                                  ------------
RETAIL & MERCHANDISING -- 3.0%
    Federated Department Stores,
      Inc.*...........................   22,600        984,513
    Kmart Corp.*......................   88,455      1,354,467
    Penney, (J.C.) Co., Inc...........   23,435      1,098,516
    Sears, Roebuck & Co...............   33,400      1,419,500
    Toys 'R' Us, Inc.*................   49,345        832,697
                                                  ------------
                                                     5,689,693
                                                  ------------
SEMICONDUCTORS -- 2.5%
    Intel Corp........................   21,715      2,574,585
    Motorola, Inc.....................   35,200      2,149,400
                                                  ------------
                                                     4,723,985
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
TELECOMMUNICATIONS -- 9.4%
    Alltel Corp.......................   23,395   $  1,399,313
    Ameritech Corp....................   16,740      1,060,898
    AT&T Corp.........................   47,200      3,551,800
    GTE Corp..........................   38,195      2,575,775
    MediaOne Group, Inc.*.............   37,935      1,782,945
    SBC Communications, Inc...........   53,600      2,874,300
    Sprint Corp. (FON Group)..........   21,580      1,815,418
    U. S. West, Inc...................   42,500      2,746,563
                                                  ------------
                                                    17,807,012
                                                  ------------
UTILITIES -- 5.0%
    Consolidated Edison, Inc..........   32,765      1,732,449
    Dominion Resources, Inc...........   30,755      1,437,796
    Duke Energy Corp..................   23,980      1,536,219
    Edison International Co...........   46,370      1,292,564
    Enron Corp........................    8,660        494,161
    Entergy Corp......................   52,160      1,623,480
    Texas Utilities Co................   31,520      1,471,590
                                                  ------------
                                                     9,588,259
                                                  ------------
TOTAL COMMON STOCK
  (Cost $168,810,432).................             181,093,070
                                                  ------------

                                          PAR
                                         (000)
                                        -------
REPURCHASE AGREEMENTS -- 4.0%
Merrill Lynch Pierce Fenner & Co.,
  Inc., 4.80% dated 12/31/98, maturing
  01/04/99, repurchase price
  $7,607,055 (Collateralized by U.S.
  Treasury Notes, par value
  $7,635,000, market value $7,765,630,
  due 12/31/00)
  (Cost $7,603,000)...................   $7,603      7,603,000
                                                  ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $176,413,432).................             188,696,070
OTHER ASSETS LESS
  LIABILITIES -- 0.6%.................               1,174,764
                                                  ------------
NET ASSETS -- 100.0%..................            $189,870,834
                                                  ============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
COMMON STOCK --57.8%
ADVERTISING -- 0.6%
    Outdoor Systems, Inc.*..............   18,600    $   558,000
                                                     -----------
BEVERAGES -- 1.0%
    Coca-Cola Co. ......................    8,300        555,062
    Coca-Cola Enterprises, Inc. ........   11,000        393,250
                                                     -----------
                                                         948,312
                                                     -----------
BROADCASTING -- 0.6%
    Clear Channel Communications,
      Inc.*.............................    9,100        495,950
                                                     -----------
COMPUTER HARDWARE -- 4.3%
    Dell Computer Corp.*................   10,200        746,512
    EMC Corp.*..........................   19,000      1,615,000
    International Business Machines
      Corp. ............................    8,300      1,533,425
                                                     -----------
                                                       3,894,937
                                                     -----------
COMPUTER SERVICES & SOFTWARE -- 7.8%
    America Online, Inc.*...............   21,600      3,126,600
    Cisco Systems, Inc.*................   11,750      1,090,547
    Compuware Corp.*....................    3,800        296,875
    Microsoft Corp.*....................   18,700      2,593,456
                                                     -----------
                                                       7,107,478
                                                     -----------
CONGLOMERATES -- 2.2%
    Philip Morris Companies, Inc. ......   18,900      1,011,150
    Tyco International Ltd. ............   12,900        973,144
                                                     -----------
                                                       1,984,294
                                                     -----------
CONSUMER PRODUCTS & SERVICES -- 1.4%
    Gillette Co. .......................    8,300        400,994
    Procter & Gamble Co. ...............    9,700        885,731
                                                     -----------
                                                       1,286,725
                                                     -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.4%
    General Electric Co. ...............   21,800      2,224,962
                                                     -----------
ENTERTAINMENT & LEISURE -- 2.8%
    Time Warner, Inc. ..................   25,600      1,588,800
    Viacom, Inc. Cl-B*..................   12,500        925,000
                                                     -----------
                                                       2,513,800
                                                     -----------
ENVIRONMENTAL SERVICES -- 0.5%
    Waste Management, Inc. .............    9,000        419,625
                                                     -----------
FINANCIAL-BANK & TRUST -- 1.4%
    Chase Manhattan Corp. ..............   18,800      1,279,575
                                                     -----------
FINANCIAL SERVICES -- 2.7%
    American Express Co. ...............    3,100        316,975
    CIT Group, Inc. Cl-A................    9,600        305,400
    Fannie Mae..........................   22,200      1,642,800
    SunAmerica, Inc. ...................    2,500        202,812
                                                     -----------
                                                       2,467,987
                                                     -----------
FOOD -- 0.9%
    Safeway, Inc.*......................   14,000        853,125
                                                     -----------
INSURANCE -- 1.6%
    American International Group,
      Inc. .............................   14,600      1,410,725
                                                     -----------
MEDICAL SUPPLIES & EQUIPMENT -- 3.9%
    Guidant Corp. ......................    3,500        385,875
    Johnson & Johnson Co. ..............   19,600      1,643,950

                                           SHARES       VALUE
                                           ------       -----
    Medtronic, Inc. ....................   20,700    $ 1,536,975
                                                     -----------
                                                       3,566,800
                                                     -----------
PHARMACEUTICALS -- 9.4%
    Bristol-Meyers Squibb Co. ..........   15,400      2,060,712
    Cardinal Health, Inc. ..............   19,350      1,468,181
    Merck & Co., Inc. ..................    8,400      1,240,575
    Pfizer, Inc. .......................   14,800      1,856,475
    Schering-Plough Corp. ..............   17,600        972,400
    Warner-Lambert Co. .................   12,300        924,806
                                                     -----------
                                                       8,523,149
                                                     -----------
PRINTING & PUBLISHING -- 0.7%
    McGraw-Hill Co., Inc. ..............    6,300        641,813
                                                     -----------
RETAIL & MERCHANDISING -- 3.8%
    Costco Companies, Inc.*.............    8,100        584,719
    CVS Corp. ..........................   10,000        550,000
    Home Depot, Inc. ...................   10,500        642,469
    Wal-Mart Stores, Inc. ..............   20,600      1,677,613
                                                     -----------
                                                       3,454,801
                                                     -----------
SEMICONDUCTORS -- 2.3%
    Intel Corp. ........................   17,800      2,110,412
                                                     -----------
TELECOMMUNICATIONS -- 7.5%
    Bell Atlantic Corp. ................   15,500        880,594
    BellSouth Corp. ....................   10,600        528,675
    MCI WorldCom, Inc.*.................   30,200      2,166,850
    SBC Communications, Inc. ...........   15,500        831,188
    Tele-Communications, Inc. Cl-A*.....   43,957      2,431,372
                                                     -----------
                                                       6,838,679
                                                     -----------
TOTAL COMMON STOCK
  (Cost $40,733,331)....................              52,581,149
                                                     -----------

                                           PAR
                                          (000)
                                          ------
CORPORATE OBLIGATIONS -- 3.9%
AEROSPACE -- 0.2%
    Lockheed Martin Corp. Notes
      7.25%, 05/15/06...................  $  200      216,500
                                                  -----------
BUSINESS SERVICES -- 0.2%
    Comdisco, Inc. Notes
      6.50%, 04/30/99...................     200      200,500
                                                  -----------
FINANCIAL-BANK & TRUST -- 0.5%
    First Bank System Sub. Notes
      7.625%, 05/01/05..................     100      110,375
    NationsBank Corp. Sr. Notes
      6.125%, 07/15/04..................     300      307,500
                                                  -----------
                                                      417,875
                                                  -----------
FINANCIAL SERVICES -- 0.9%
    Associates Corp. Sr. Notes
      6.25%, 11/01/08...................     300      312,375
    Ford Motor Credit Corp. Sr. Notes
      6.55%, 09/10/02...................     215      221,988
    General Motors Acceptance Corp.
      Notes
      7.125%, 05/01/03..................     100      105,750

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          ------  -----------
    Sears, Roebuck Acceptance Corp.
      Notes
      6.00%, 03/20/03...................  $  100  $   101,750
    Toyota Motor Credit Corp. Notes
      5.625%, 11/13/03..................     100      101,125
                                                  -----------
                                                      842,988
                                                  -----------
FOOD -- 0.2%
    Kroger Co. Notes
      6.80%, 12/15/18...................     200      200,750
                                                  -----------
OIL & GAS -- 0.2%
    Enron Corp. Notes
      6.625%, 11/15/05..................     150      153,188
                                                  -----------
PHARMACEUTICALS -- 0.2%
    Monsanto Co. Debs. 144A
      6.60%, 12/01/28...................     200      200,750
                                                  -----------
RETAIL & MERCHANDISING -- 0.5%
    Saks, Inc. Co. Guarantee Notes
      7.25%, 12/01/04...................     200      201,000
    Sears, Roebuck & Co. Notes
      6.25%, 01/15/04...................     200      205,250
                                                  -----------
                                                      406,250
                                                  -----------
TELECOMMUNICATIONS -- 0.6%
    Cable & Wire Communications Notes
      6.625%, 03/06/05..................     200      201,500
    Cincinnati Bell Telephone Co. Co.
      Guarantee Notes
      6.30%, 12/01/28...................     100      100,875
    WorldCom, Inc. Notes
      7.55%, 04/01/04...................     100      108,375
    WorldCom, Inc. Sr. Notes
      6.40%, 08/15/05...................     100      103,750
                                                  -----------
                                                      514,500
                                                  -----------
UTILITIES -- 0.4%
    Cinergy Corp. Notes 144A
      6.53%, 12/16/08...................     200      199,500
    Georgia Power Co. Sr. Notes Cl-C
      5.50%, 12/01/05...................     200      200,750
                                                  -----------
                                                      400,250
                                                  -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,477,737).....................            3,553,551
                                                  -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.5%
    Federal Home Loan Bank Disc. Notes
      4.30%, 01/04/99...................   4,619    4,617,345
      5.705%, 03/19/03..................     500      511,664
                                                  -----------
                                                    5,129,009
                                                  -----------
    Federal National Mtge. Assoc. 6.23%,
      07/21/08..........................     200      204,374
      7.00%, 03/01/28...................     868      886,588
      7.50%, 03/01/27-07/01/27..........     486      499,905
                                                  -----------
                                                    1,590,867
                                                  -----------

                                           PAR
                                          (000)      VALUE
                                          ------  -----------
    Government National Mtge. Assoc.
      6.00%, 04/15/28-05/15/28..........  $  593  $   588,237
      6.50%, 03/15/28-04/15/28..........   1,664    1,683,225
      7.00%, 12/15/27...................     287      293,653
      8.00%, 03/15/27...................     117      122,028
      8.75%, 01/15/27-04/15/27..........     164      174,401
                                                  -----------
                                                    2,861,544
                                                  -----------
    (Cost $9,514,562)...................            9,581,420
                                                  -----------
U.S. TREASURY OBLIGATIONS -- 18.1%
    U.S. Treasury Bonds
      8.75%, 05/15/17...................   1,000    1,392,888
      6.125%, 11/15/27..................   1,150    1,285,686
                                                  -----------
                                                    2,678,574
                                                  -----------
    U.S. Treasury Notes
      7.75%, 11/30/99...................   2,750    2,825,652
      5.50%, 03/31/00...................   1,800    1,818,898
      6.625%, 07/31/01..................     900      943,938
      5.75%, 08/15/03...................   3,500    3,656,555
      6.625%, 05/15/07..................   3,900    4,396,642
      4.75%, 11/15/08...................     100      100,778
                                                  -----------
                                                   13,742,463
                                                  -----------
    (Cost $16,073,472)..................           16,421,037
                                                  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
    Amresco Residential Securities Mtge.
      Loan Trust Series 1998-2 Cl-A4
      6.44%, 04/25/27...................     400      405,194
    Case Equipment Loan Trust Series
      1998-B Cl-A4 5.92%, 10/15/05......     300      304,364
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12...................     300      305,483
    Comed Transitional Funding Trust
      Series 1998-1 Cl-A6 5.63%,
      06/03/06..........................     100      100,700
    First Union-Lehman Brothers
      Commercial Mtge. Series 1998-C2
      Cl-A1 6.28%, 06/18/07.............     291      298,344
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1 6.25%, 07/15/07....     193      197,765
    Nationslink Funding Corp. Series
      1998-2 Cl-A1 6.00%, 11/20/07......     199      201,173
                                                  -----------
    (Cost $1,785,906)...................            1,813,023
                                                  -----------

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                         ---------      -----
FOREIGN BONDS -- 5.9%
CANADA -- 0.3%
    British Columbia Government
      5.375%, 10/29/08.................       100    $    99,936
    Canadian Government
      6.00%, 06/01/08..................       300        211,405
                                                     -----------
                                                         311,341
                                                     -----------
DENMARK -- 0.3%
    Kingdom of Denmark
      8.00%, 03/15/06..................     1,150        222,832
                                                     -----------
GERMANY -- 3.4%
    Deutscheland Republic
      6.00%, 09/15/03..................     2,600      1,739,036
      4.75%, 07/04/28..................       550        328,180
    Federal Republic of Germany
      6.00%, 07/04/07..................     1,500      1,035,352
                                                     -----------
                                                       3,102,568
                                                     -----------
JAPAN -- 0.9%
    Japanese Government
      2.90%, 12/20/05..................    85,000        814,457
                                                     -----------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                         ---------      -----
UNITED KINGDOM -- 1.0%
    United Kingdom Treasury
      7.50%, 12/07/06..................       175    $   349,575
      9.00%, 08/06/12..................       250        605,003
                                                     -----------
                                                         954,578
                                                     -----------
TOTAL FOREIGN BONDS (Cost
  $5,258,608)..........................                5,405,776
                                                     -----------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....     4,403          4,403
    Temporary Investment Fund..........     4,403          4,403
                                                     -----------
    (Cost $8,806)......................                    8,806
                                                     -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $76,852,422)...................               89,364,762
OTHER ASSETS LESS
  LIABILITIES -- 1.8%..................                1,677,889
                                                     -----------
NET ASSETS -- 100.0%...................              $91,042,651
                                                     ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
FOREIGN STOCK -- 91.8%
AUSTRALIA -- 2.1%
    AMP Ltd. 144A*.................     58,230   $      738,429
    Australia & New Zealand Banking
      Group Ltd....................     33,000          216,173
    Brambles Industries Ltd........     10,000          243,811
    Cable & Wireless Optus Ltd.*...    223,826          470,892
                                                 --------------
                                                      1,669,305
                                                 --------------
BELGIUM -- 1.2%
    Fortis AG......................      1,000          362,416
    UCB SA.........................         87          536,900
                                                 --------------
                                                        899,316
                                                 --------------
BRAZIL -- 0.6%
    Centrais Eletricas Brasileiras
      SA...........................  4,920,000           93,660
    Companhia de Saneamento Basico
      do Estado de Sao Paulo.......  1,487,000          105,845
    Embratel Participacoes SA
      Pfd. ........................  5,700,000           75,484
    Petroleo Brasileiro SA.........    687,000           76,194
    Telesp Participacoes SA
      Pfd.*........................  6,200,000          139,580
                                                 --------------
                                                        490,763
                                                 --------------
CANADA -- 2.4%
    Bombardier, Inc. Cl-B..........     38,300          537,368
    Newcourt Credit Group, Inc.
      144A.........................     14,070          495,584
    Teleglobe, Inc.................     22,250          807,608
                                                 --------------
                                                      1,840,560
                                                 --------------
DENMARK -- 1.5%
    Tele Danmark AS................      8,500        1,147,250
                                                 --------------
FINLAND -- 2.1%
    Nokia Corp. Cl-A [ADR].........      9,700        1,168,244
    Sampo Insurance Co. Ltd.
      Cl-A.........................      7,200          275,157
    Sonera Group Oyj*..............      9,958          177,004
                                                 --------------
                                                      1,620,405
                                                 --------------
FRANCE -- 13.0%
    Accor SA.......................        650          140,798
    Altran Technologies SA.........      2,120          511,592
    Atos SA*.......................      1,700          406,587
    AXA SA.........................     10,163        1,473,687
    Cap Gemini SA..................      5,638          905,349
    Carrefour Supermarche SA.......        700          528,696
    Groupe Danone..................      3,400          973,862
    Pinault-Printemps Redoute SA...      7,000        1,338,343
    Sidel SA.......................      2,900          246,079
    Societe Generale...............      4,200          680,450
    Societe Nationale Elf Aquitaine
      SA...........................      3,300          381,632
    Societe Television Francaise...      1,350          240,467
    STMicroelectronics NV NY Reg*..      4,500          351,281
    Vivendi........................      7,400        1,920,870
                                                 --------------
                                                     10,099,693
                                                 --------------
GERMANY -- 8.9%
    Allianz AG.....................      1,394          518,925
    Bayerische Hypo-Und Vereinsbank
      AG...........................      4,000          316,538

                                      SHARES         VALUE
                                      ------         -----
    Berliner Kraft-Und Licht
      (Bewag)-
      Aktiengesellschaft...........      9,200   $      243,047
    DaimlerChrysler AG*............      9,200          914,189
    Deutsche Pfandbrief &
      Hypothekenbank AG............      9,700          850,305
    Douglas Holding AG.............      9,000          532,266
    Gehe AG........................      3,000          201,739
    Mannesmann AG..................     15,090        1,746,360
    Metro AG.......................      5,640          443,609
    Volkswagen AG..................     11,883          961,759
    Wella AG.......................        200          168,116
                                                 --------------
                                                      6,896,853
                                                 --------------
GREECE -- 0.3%
    Hellenic Telecommunication
      Organization SA..............     10,133          269,559
                                                 --------------
HONG KONG -- 0.3%
    Cheung Kong Holdings Ltd.......     27,400          197,179
                                                 --------------
IRELAND -- 1.2%
    Bank of Ireland................     35,600          782,450
    Kerry Group PLC................     13,000          155,549
                                                 --------------
                                                        937,999
                                                 --------------
ITALY -- 5.6%
    Assicurazioni Generali.........     18,000          753,233
    Banca di Roma*.................    187,800          318,905
    Banco Intesa SPA...............    102,000          613,339
    Mediaset SPA...................     28,000          227,547
    Mediolanum SPA.................     47,000          349,174
    Mondadori, (Arnoldo) Editore
      SPA..........................     42,300          560,531
    Telecom Italia Mobile SPA......    130,300          614,797
    Telecom Italia SPA.............    106,700          912,412
                                                 --------------
                                                      4,349,938
                                                 --------------
JAPAN -- 9.3%
    Daiwa House Industry Co.
      Ltd. ........................     24,000          255,965
    Eisai Co. Ltd. ................      8,000          156,033
    Fuji Heavy Industries Ltd......     43,000          215,388
    Fujikura Ltd...................     27,000          145,058
    Fujitsu Ltd....................     45,000          600,417
    Honda Motor Co. Ltd............      6,000          197,346
    Kao Corp. .....................     40,000          904,283
    Kirin Brewery Co. Ltd. ........     34,000          434,056
    Murata Manufacturing Co.
      Ltd..........................      6,000          235,113
    Nikon Corp. ...................     22,000          214,545
    Nippon Telegraph & Telephone
      Corp.........................        340          262,845
    NTT Data Corp..................         95          472,488
    NTT Mobile Communication
      Network, Inc. ...............         60          247,348
    Olympus Optical Co. Ltd........     14,000          161,228
    Sony Corp......................      5,400          394,001
    Takeda Chemical Industries.....     22,000          848,430

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    Terumo Corp. ..................     23,000   $      542,392
    The Bank of Tokyo-Mitsubishi
      Ltd..........................     14,000          145,217
    Tokyo Electron Ltd.............     15,000          570,496
    Toppan Forms Co. Ltd...........     12,000          213,836
                                                 --------------
                                                      7,216,485
                                                 --------------
KOREA -- 0.6%
    Samsung Electronics Co.........      4,600          308,716
    SK Telecom Co. Ltd. [ADR]......     12,669          129,065
                                                 --------------
                                                        437,781
                                                 --------------
NETHERLANDS -- 8.9%
    Assurantieconcern Stad
      Rotterdam NV.................      7,440          673,960
    Cap Gemini NV..................      6,600          460,710
    Equant NV NY Reg*..............      5,400          366,188
    Getronics NV...................     13,700          678,915
    Heineken NV....................     12,000          722,556
    ING Groep NV...................     16,615        1,013,720
    Koninklijke Ahold NV...........     24,975          923,585
    Stork NV.......................      1,500           34,289
    Unilever NV....................     11,400          945,488
    VNU NV.........................     15,500          584,759
    Wolters Kluwer NV..............      2,250          481,731
                                                 --------------
                                                      6,885,901
                                                 --------------
NEW ZEALAND -- 0.2%
    Telecom Corp. of New Zealand
      Ltd..........................     42,000          183,041
                                                 --------------
POLAND -- 0.2%
    Elektrim Spolka Akcyjna SA.....     13,453          145,648
                                                 --------------
PORTUGAL -- 1.5%
    Banco Espirito Santo e
      Comercial de Lisboa SA.......      7,157          222,138
    Brisa-Auto Estradas de Portugal
      SA...........................      6,300          370,855
    Telecel-Comunicacaoes Pessoais
      SA...........................      2,898          592,409
                                                 --------------
                                                      1,185,402
                                                 --------------
SINGAPORE -- 0.9%
    City Developments Ltd..........     44,000          190,671
    Singapore Press Holdings
      Ltd. ........................     32,200          351,281
    Singapore Technologies
      Engineering Ltd..............    203,000          189,471
                                                 --------------
                                                        731,423
                                                 --------------
SPAIN -- 2.2%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.....     21,600          560,232
    Tele Pizza SA*.................     20,310          193,509
    Telefonica SA..................     21,900          975,282
    Telefonica SA Bonus Rights*....     21,900           19,475
                                                 --------------
                                                      1,748,498
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
SWEDEN -- 2.7%
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................      6,800   $      162,775
    Europolitan Holdings AB........      4,600          451,173
    Hennes & Mauritz AB Cl-B.......     13,600        1,110,746
    NetCom Systems AB Cl-B*........      9,735          396,340
                                                 --------------
                                                      2,121,034
                                                 --------------
SWITZERLAND -- 7.9%
    Credit Suisse Group............        700          109,576
    Julius Baer Holdings AG Cl-B...        369        1,226,436
    Nestle SA......................        344          748,871
    Novartis AG....................        910        1,788,887
    Roche Holding AG...............         28          341,672
    Schweizerische
      Rueckversicherungs-
      Gesellschaft.................         88          229,438
    Swisscom AG*...................      1,600          669,831
    UBS AG.........................      3,360        1,032,356
                                                 --------------
                                                      6,147,067
                                                 --------------
UNITED KINGDOM -- 18.2%
    Amvescap PLC...................     77,900          604,311
    BBA Group PLC..................     52,000          324,010
    British Aerospace PLC..........     29,300          248,379
    British Telecommunications
      PLC..........................     52,000          783,422
    Cable & Wireless Communications
      PLC*.........................    105,251          961,396
    Capita Group PLC...............     23,500          217,198
    CMG PLC........................     10,600          268,955
    COLT Telecom Group PLC*........     64,073          955,717
    Compass Group PLC..............     25,600          293,257
    CRH PLC........................     17,000          289,353
    Diageo PLC.....................     53,000          603,165
    Dixons Group PLC...............     25,000          351,688
    Energis PLC*...................     37,900          848,136
    Glaxo Wellcome PLC.............     14,000          481,706
    Hays PLC.......................     22,800          200,107
    Imperial Tobacco Group PLC.....     38,700          414,668
    Lloyds TSB Group PLC...........     59,500          846,422
    Logica PLC.....................     42,500          369,470
    Misys PLC......................     61,700          449,381
    Orange PLC*....................     38,400          446,274
    Provident Financial PLC*.......     11,868          174,759
    Rentokil Initial PLC...........     42,000          316,557
    Siebe PLC......................     62,000          244,480
    Somerfield PLC.................     59,500          396,482
    Stagecoach Holdings PLC........    107,000          425,931
    Standard Chartered PLC.........     51,000          591,010
    Vodafone Group PLC.............     62,400        1,013,301
    WPP Group PLC..................     62,100          377,903
    Zeneca Group PLC...............     14,300          622,649
                                                 --------------
                                                     14,120,087
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $63,183,633)...............                  71,341,187
                                                 --------------


TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
U.S. STOCK -- 1.6%
CLOTHING & APPAREL -- 0.1%
    Tommy Hilfiger, Corp.*.........      1,000   $       60,000
                                                 --------------
TELECOMMUNICATIONS -- 1.5%
    AirTouch Communications,
      Inc.*........................      6,400          461,600
    Global TeleSystems Group,
      Inc.*........................      8,200          457,150
    Northern Telecom Ltd. .........      6,000          300,750
                                                 --------------
                                                      1,219,500
                                                 --------------
TOTAL U.S. STOCK
  (Cost $1,042,094)................                   1,279,500
                                                 --------------
                                        PAR
                                       (000)
                                       -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 9.2%
    Federal Home Loan Bank Disc.
      Notes 4.30%, 01/04/99........  $   7,166        7,163,432
                                                 --------------
    (Cost $7,163,432)
TOTAL INVESTMENTS -- 102.6% (Cost
  $71,389,159).....................                  79,784,119
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.6%)...........                  (2,051,487)
                                                 --------------
NET ASSETS -- 100.0%...............              $   77,732,632
                                                 ==============

Foreign currency exchange contracts outstanding at December 31, 1998:

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          RECEIVE         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
01/99        Buy    AUD      170,233    $  104,395   $  104,419       $    24
01/99        Buy    BEL   12,076,950       349,095      351,360         2,265
01/99        Buy    DEM      332,706       198,157      199,799         1,642
01/99        Buy    FRF      983,282       175,226      176,044           818
01/99        Buy    GBP      206,424       347,756      346,666        (1,090)
01/99        Buy    ITL  262,843,058       158,786      159,432           646
01/99        Buy    JPY    8,396,714        73,101       74,503         1,402
01/99        Buy    NLG      194,052       102,926      103,394           468
01/99        Buy    NZD      366,869       191,718      193,793         2,075
01/99        Buy    SEK      415,928        51,537       51,341          (196)
                                        ----------   ----------       -------
                                        $1,752,697   $1,760,751       $ 8,054
                                        ==========   ==========       =======

                                            IN                      UNREALIZED
SETTLEMENT               CONTRACTS TO    EXCHANGE    CONTRACTS     APPRECIATION
  MONTH      TYPE          DELIVER         FOR        AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
01/99        Sell   CHF      827,158    $ 604,891    $ 604,268       $    623
01/99        Sell   DEM    1,121,494      668,666      674,112         (5,446)
01/99        Sell   FRF    5,706,444    1,015,147    1,021,668         (6,521)
01/99        Sell   GBP      936,524    1,567,622    1,556,376         11,246
01/99        Sell   JPY  173,036,337    1,499,941    1,539,728        (39,787)
01/99        Sell   NLG    1,209,558      639,657      644,154         (4,497)
01/99        Sell   SEK    1,745,566      215,151      216,145           (994)
                                        ----------   ----------      --------
                                        $6,211,075   $6,256,451      $(45,376)
                                        ==========   ==========      ========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1998. Percentages are based on net assets.

INDUSTRY
--------
Advertising..........................................   0.5%
Aerospace............................................   0.7%
Automobile Manufacturers.............................   2.9%
Beverages............................................   2.3%
Broadcasting.........................................   0.6%
Building Materials...................................   1.0%
Business Services....................................   1.9%
Clothing & Apparel...................................   0.1%
Computer Services & Software.........................   5.8%
Conglomerates........................................   0.2%
Construction.........................................   0.5%
Consumer Products & Services.........................   1.9%
Electronic Components & Equipment....................   3.4%
Environmental Services...............................   0.4%
Financial -- Bank & Trust............................  12.3%
Financial Services...................................   1.6%
Food.................................................   4.0%
Hotels & Motels......................................   1.4%
Industrial Products..................................   3.0%
Insurance............................................   6.9%
Machinery & Equipment................................   2.6%
Medical Supplies & Equipment.........................   0.7%
Oil & Gas............................................   0.6%
Personal Services....................................   1.4%
Pharmaceuticals......................................   6.4%
Printing & Publishing................................   2.8%
Real Estate..........................................   0.3%
Retail & Merchandising...............................   5.1%
Telecommunications...................................  19.7%
Transportation.......................................   0.8%
                                                       ----
TOTAL................................................  91.8%
                                                       ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.6% of net assets.

See Notes to Financial Statements.

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 94.6%
AIRLINES -- 1.3%
    Midwest Express Holdings,
      Inc.*........................    150,000   $    3,946,875
                                                 --------------
AUTOMOTIVE PARTS -- 2.4%
    Myers Industries, Inc. ........    120,000        3,435,000
    OEA, Inc. .....................    225,000        2,657,813
    TBC Corp.*.....................    188,000        1,339,500
                                                 --------------
                                                      7,432,313
                                                 --------------
BUILDING MATERIALS -- 10.2%
    Cameron Ashley Building
      Products, Inc.*..............    200,000        2,612,500
    Giant Cement Holding, Inc.*....     80,000        1,980,000
    Gibraltar Steel Corp.*.........    120,000        2,730,000
    Holophane Corp.*...............    120,000        3,082,500
    Juno Lighting, Inc. ...........    150,000        3,506,250
    Lone Star Technologies,
      Inc.*........................    160,000        1,620,000
    Modine Manufacturing Co. ......    120,000        4,350,000
    Republic Group, Inc. ..........    180,000        3,611,250
    Skyline Corp. .................     70,000        2,275,000
    Synthetic Industries, Inc.*....    180,000        3,015,000
    Thomas Industries, Inc. .......    110,000        2,158,750
                                                 --------------
                                                     30,941,250
                                                 --------------
BUSINESS SERVICES -- 1.5%
    Grey Advertising, Inc..........      8,000        2,912,000
    The IT Group, Inc.*............    150,430        1,673,534
                                                 --------------
                                                      4,585,534
                                                 --------------
CHEMICALS -- 2.6%
    Furon Co.......................    230,000        3,924,375
    Schulman, (A.), Inc. ..........    120,000        2,722,500
    TETRA Technologies, Inc.*......    125,000        1,367,187
                                                 --------------
                                                      8,014,062
                                                 --------------
CLOTHING & APPAREL -- 1.7%
    Dan River, Inc. Cl-A*..........    200,000        2,350,000
    Unitog Co. ....................    100,000        2,875,000
                                                 --------------
                                                      5,225,000
                                                 --------------
COMPUTER HARDWARE -- 0.9%
    Analogic Corp. ................     75,000        2,821,875
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 1.7%
    Analysts International
      Corp. .......................    160,000        3,080,000
    SPSS, Inc.*....................    109,355        2,064,076
                                                 --------------
                                                      5,144,076
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 1.1%
    American Safety Razor Co.*.....    200,000        2,400,000
    Culp, Inc. ....................    140,000        1,102,500
                                                 --------------
                                                      3,502,500
                                                 --------------
CONTAINERS & PACKAGING -- 4.3%
    AptarGroup, Inc. ..............    120,000        3,367,500
    First Brands Corp. ............     60,000        2,366,250
    Ivex Packaging Corp.*..........    180,000        4,185,000
    Shorewood Packaging Corp.*.....    150,000        3,075,000
                                                 --------------
                                                     12,993,750
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.0%
    Electro Rental Corp.*..........    300,000   $    4,837,500
    Franklin Electric Co., Inc. ...     40,000        2,700,000
    Landauer, Inc. ................     75,000        2,428,125
    Littelfuse, Inc.*..............    200,000        3,850,000
    Methode Electronics, Inc.
      Cl-A.........................    250,000        3,906,250
    Nichols Research Corp.*........    130,000        2,713,750
    Optical Coating Laboratory,
      Inc. ........................    140,000        3,640,000
    Pioneer-Standard Electronics,
      Inc. ........................    130,000        1,218,750
    Scotsman Industries, Inc. .....    100,000        2,056,250
                                                 --------------
                                                     27,350,625
                                                 --------------
ENVIRONMENTAL SERVICES -- 0.9%
    Newpark Resources, Inc.*.......    325,000        2,214,062
    Waterlink, Inc.*...............    150,000          543,750
                                                 --------------
                                                      2,757,812
                                                 --------------
EQUIPMENT SERVICES -- 2.8%
    Cort Business Services
      Corp.*.......................    140,000        3,395,000
    Rival Co. .....................     87,000        1,169,062
    Unifirst Corp. ................    110,000        2,509,375
    VWR Scientific Products,
      Inc.*........................     80,000        1,390,000
                                                 --------------
                                                      8,463,437
                                                 --------------
FINANCIAL-BANK & TRUST -- 3.3%
    Community First Bankshares,
      Inc. ........................    150,000        3,159,375
    First Republic Bank*...........    120,000        3,007,500
    Silicon Valley Bancshares*.....    180,000        3,065,625
    Sirrom Capital Corp............    160,000          790,000
                                                 --------------
                                                     10,022,500
                                                 --------------
FINANCIAL SERVICES -- 3.6%
    Allied Capital Corp............    225,000        3,895,313
    AMRESCO, Inc.*.................    150,000        1,312,500
    First Financial Fund**.........    200,000        1,762,500
    McGrath Rentcorp...............    120,000        2,640,000
    Medallion Financial Corp.......    100,000        1,431,250
                                                 --------------
                                                     11,041,563
                                                 --------------
FOOD -- 0.5%
    Richfood Holdings, Inc.........     66,400        1,377,800
                                                 --------------
INSURANCE -- 6.9%
    FBL Financial Group, Inc.
      Cl-A.........................    116,800        2,832,400
    Harleysville Group, Inc........     46,000        1,187,375
    Markel Corp.*..................     18,000        3,258,000
    Medical Assurance, Inc.*.......    110,000        3,636,875
    Poe & Brown, Inc...............    160,000        5,590,000
    Presidential Life Corp.........    140,000        2,782,500
    PXRE Corp. ....................     70,000        1,754,375
                                                 --------------
                                                     21,041,525
                                                 --------------
LUMBER & WOOD PRODUCTS -- 0.5%
    Deltic Timber Corp.............     80,000        1,630,000
                                                 --------------
MACHINERY & EQUIPMENT -- 3.8%
    Alamo Group, Inc...............     71,200          814,350
    Carbo Ceramics, Inc............    110,000        1,925,000
    Smith, (A.O.) Corp. ...........    150,000        3,684,375

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    TransTechnology Corp. .........    140,000   $    2,905,000
    Woodward Governor Co...........    105,000        2,323,125
                                                 --------------
                                                     11,651,850
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Lunar Corp.*...................    140,000        1,330,000
    Owens & Minor, Inc.............    250,000        3,937,500
                                                 --------------
                                                      5,267,500
                                                 --------------
METALS & MINING -- 2.3%
    Cambior, Inc. .................     90,000          444,375
    Dayton Mining Corp.*...........    140,000           35,000
    Golden Star Resources Ltd.*....    120,000          127,500
    Homestake Mining Co. ..........    185,000        1,699,688
    Layne Christensen Co.*.........    120,000          885,000
    Material Sciences Corp.*.......    150,000        1,275,000
    Penn Virginia Corp. ...........    130,000        2,388,750
                                                 --------------
                                                      6,855,313
                                                 --------------
OFFICE EQUIPMENT -- 3.9%
    Aaron Rents, Inc. Cl-A.........     50,000          746,875
    Aaron Rents, Inc. Cl-B.........    150,000        2,268,750
    CompX International, Inc.*.....    200,000        5,275,000
    IDEX Corp......................    140,000        3,430,000
                                                 --------------
                                                     11,720,625
                                                 --------------
OIL & GAS -- 2.1%
    Chieftain International,
      Inc.*........................    200,000        2,875,000
    Cross Timbers Oil Co...........    250,000        1,875,000
    Devon Energy Corp..............     50,000        1,534,375
                                                 --------------
                                                      6,284,375
                                                 --------------
PAPER & FOREST PRODUCTS -- 1.4%
    CSS Industries, Inc.*..........     62,900        1,906,656
    Wausau-Mosinee Paper Corp......    140,000        2,476,250
                                                 --------------
                                                      4,382,906
                                                 --------------
PERSONAL SERVICES -- 1.8%
    Matthews International Corp.
      Cl-A.........................    170,000        5,355,000
                                                 --------------
PHARMACEUTICALS -- 1.0%
    Coulter Pharmaceutical,
      Inc.*........................    100,000        3,000,000
                                                 --------------
REAL ESTATE -- 5.3%
    Apartment Investment &
      Management Co. Cl-A [REIT]...     40,000        1,487,500
    Glenborough Realty Trust, Inc.
      [REIT].......................    175,000        3,565,625
    Innkeepers USA Trust [REIT]....    150,000        1,771,875
    Meridian Industrial Trust, Inc.
      [REIT].......................    150,000        3,525,000
    National Health Investors, Inc.
      [REIT].......................     50,000        1,234,375
    Post Properties, Inc. [REIT]...     24,600          945,563
    Sun Communities, Inc. [REIT]...    100,000        3,481,250
                                                 --------------
                                                     16,011,188
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
RESTAURANTS -- 3.5%
    Consolidated Products, Inc.*...    225,000   $    4,640,625
    Ruby Tuesday, Inc. ............    280,000        5,950,000
                                                 --------------
                                                     10,590,625
                                                 --------------
RETAIL & MERCHANDISING -- 4.6%
    Bon-Ton Stores, Inc.*..........    200,000        1,525,000
    Casey's General Stores,
      Inc. ........................    200,000        2,606,250
    CompuCom Systems, Inc.*........    450,000        1,575,000
    Fred's, Inc. ..................    148,300        2,224,500
    Hancock Fabrics, Inc. .........    200,000        1,675,000
    Jo-Ann Stores, Inc. Cl-B*......    130,000        1,803,750
    Stein Mart, Inc.*..............    375,000        2,613,281
                                                 --------------
                                                     14,022,781
                                                 --------------
TELECOMMUNICATIONS -- 2.8%
    Aliant Communications, Inc. ...    160,000        6,540,000
    Mosaix, Inc.*..................    250,000        1,937,500
                                                 --------------
                                                      8,477,500
                                                 --------------
TRANSPORTATION -- 1.5%
    Hub Group, Inc. Cl-A...........     20,000          387,500
    Landstar Systems, Inc.*........    100,000        4,075,000
                                                 --------------
                                                      4,462,500
                                                 --------------
UTILITIES -- 3.7%
    Black Hills Corp. .............    110,000        2,901,250
    Cleco Corp. ...................    100,000        3,431,250
    United Water Resources,
      Inc. ........................    200,000        4,787,500
                                                 --------------
                                                     11,120,000
                                                 --------------
TOTAL COMMON STOCK
(Cost $308,427,948)....................             287,494,660
                                                 --------------
PREFERRED STOCK -- 0.2%
    Cross Timbers Oil Co. $1.5625
      Cl-A
    (Cost $1,188,022)..............     33,000          715,687
                                                 --------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 4.5%
    MetLife Funding Corp.
      5.26%, 01/15/99..............  $   3,025        3,018,812
    Schering-Plough Corp.
      5.30%, 01/15/99..............      5,000        4,989,694
    Sysco Corp.+
      5.10%, 01/04/99..............      5,747        5,744,558
                                                 --------------
    (Cost $13,753,064).............                  13,753,064
                                                 --------------

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                    SHARES           VALUE
                                 ------------    --------------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund
    (Cost $308,957)................    308,957   $      308,957
                                                 --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $323,677,991)..............                 302,272,368
OTHER ASSETS LESS
  LIABILITIES -- 0.6%..............                   1,800,052
                                                 --------------
NET ASSETS -- 100.0%...............              $  304,072,420
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 0.7% of net assets.

See Notes to Financial Statements.

MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 88.5%
AEROSPACE -- 0.6%
    Gulfstream Aerospace Corp.*.......   73,027   $  3,888,688
                                                  ------------
AIRLINES -- 4.3%
    Delta Air Lines, Inc..............  211,026     10,973,352
    UAL Corp.*........................  246,250     14,698,047
                                                  ------------
                                                    25,671,399
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 6.0%
    Ford Motor Co.....................  343,878     20,181,340
    General Motors Corp...............  220,706     15,794,273
                                                  ------------
                                                    35,975,613
                                                  ------------
BEVERAGES -- 5.5%
    Anheuser-Busch Companies, Inc.....  275,010     18,047,531
    Coca-Cola Enterprises, Inc........  415,317     14,847,583
                                                  ------------
                                                    32,895,114
                                                  ------------
COMPUTER HARDWARE -- 15.5%
    Dell Computer Corp.*..............  416,879     30,510,332
    EMC Corp.*........................  453,755     38,569,175
    International Business Machines
      Corp............................  127,145     23,490,039
                                                  ------------
                                                    92,569,546
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 7.5%
    Cisco Systems, Inc.*..............  180,680     16,769,363
    Microsoft Corp.*..................  202,885     28,137,613
                                                  ------------
                                                    44,906,976
                                                  ------------
CONSTRUCTION -- 0.6%
    M.D.C. Holdings, Inc..............  165,770      3,543,334
                                                  ------------
ELECTRONIC COMPONENTS &
EQUIPMENT -- 0.8%
    General Electric Co...............   47,067      4,803,776
                                                  ------------
ENTERTAINMENT & LEISURE -- 4.5%
    Time Warner, Inc..................  431,748     26,795,360
                                                  ------------
EQUIPMENT SERVICES -- 2.6%
    Hertz Corp. Cl-A..................  336,435     15,349,847
                                                  ------------
FINANCIAL-BANK & TRUST -- 3.8%
    Chase Manhattan Corp..............  121,576      8,274,766
    Northern Trust Corp...............  137,336     11,991,150
    U.S. Bancorp......................   59,937      2,127,764
                                                  ------------
                                                    22,393,680
                                                  ------------
FINANCIAL SERVICES -- 10.7%
    Associates First Capital Corp.
      Cl-A............................  221,612      9,390,808
    Citigroup, Inc....................  423,134     20,945,133
    Fannie Mae........................  227,106     16,805,844
    Freddie Mac.......................  252,371     16,262,156
                                                  ------------
                                                    63,403,941
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
HEALTHCARE SERVICES -- 1.9%
    IMS Health, Inc...................  152,431   $ 11,499,014
                                                  ------------
HOTELS & MOTELS -- 0.3%
    Four Seasons Hotels, Inc..........   61,432      1,796,886
                                                  ------------
INSURANCE -- 0.3%
    Progressive Corp..................    9,571      1,621,088
                                                  ------------
PHARMACEUTICALS -- 8.0%
    Pfizer, Inc.......................  190,725     23,924,067
    Schering-Plough Corp..............  188,696     10,425,454
    Warner-Lambert Co.................  175,781     13,216,534
                                                  ------------
                                                    47,566,055
                                                  ------------
PRINTING & PUBLISHING -- 1.5%
    Houghton Mifflin Co...............  184,176      8,702,316
                                                  ------------
RESTAURANTS -- 3.1%
    McDonald's Corp...................  237,382     18,189,396
                                                  ------------
RETAIL & MERCHANDISING -- 1.8%
    Home Depot, Inc...................  172,267     10,540,587
                                                  ------------
SEMICONDUCTORS -- 2.6%
    Intel Corp........................  129,817     15,391,428
                                                  ------------
TELECOMMUNICATIONS -- 6.6%
    AT&T Corp.........................  152,941     11,508,810
    Lucent Technologies, Inc..........  118,486     13,033,460
    MediaOne Group, Inc.*.............  308,598     14,504,106
                                                  ------------
                                                    39,046,376
                                                  ------------
TOTAL COMMON STOCK
  (Cost $439,554,439).................             526,550,420
                                                  ------------
                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 14.3%
    Federal Home Loan Mtge. Corp.
      4.50%, 01/04/99
    (Cost $84,968,125)................  $85,000     84,968,125
                                                  ------------
                                         SHARES
                                        -------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund....  465,088        465,088
    Temporary Investment Fund.........  465,089        465,089
                                                  ------------
    (Cost $930,177)...................                 930,177
                                                  ------------
TOTAL INVESTMENTS -- 102.9%
  (Cost $525,452,741).................             612,448,722
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.9%)....................             (17,482,550)
                                                  ------------
NET ASSETS -- 100.0%..................            $594,966,172
                                                  ============

--------------------------------------------------------------------------------
* Non-income producing security.

See Notes to Financial Statements.

COHEN & STEERS REALTY PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 94.0%
APARTMENT/RESIDENTIAL -- 13.6%
    Apartment Investment &
      Management Co. Cl-A [REIT]...     40,100   $    1,491,219
    Archstone Communities Trust
      [REIT].......................     37,000          749,250
    Avalonbay Communities, Inc.
      [REIT].......................     37,439        1,282,286
    Essex Property Trust, Inc.
      [REIT].......................     25,200          749,700
    Smith, (Charles E.) Residential
      Realty, Inc. ................      6,900          221,662
                                                 --------------
                                                      4,494,117
                                                 --------------
COMMUNITY CENTER -- 7.8%
    Developers Diversified Realty
      Corp. [REIT].................     53,300          946,075
    Kimco Realty Corp. [REIT]......     31,300        1,242,219
    Pan Pacific Retail Properties,
      Inc. [REIT]..................     19,600          390,775
                                                 --------------
                                                      2,579,069
                                                 --------------
DIVERSIFIED -- 10.1%
    LNR Property Corp. ............     36,900          735,694
    Reckson Services Industries,
      Inc.*........................     12,432           51,282
    Vornado Operating Inc.*........      3,395           27,372
    Vornado Realty Trust [REIT]....     67,900        2,291,625
    Brookfield Properties Corp.....     18,400          225,217
                                                 --------------
                                                      3,331,190
                                                 --------------
HEALTH CARE -- 3.3%
    American Retirement Corp.*.....     23,600          370,225
    Healthcare Realty Trust, Inc.
      [REIT].......................     18,300          408,319
    Nationwide Health Properties,
      Inc. ........................     14,700          316,969
                                                 --------------
                                                      1,095,513
                                                 --------------
HOTELS & MOTELS -- 9.8%
    Host Marriott Corp. [REIT].....     34,400          475,150
    Marriott International, Inc.
      Cl-A.........................     27,700          803,300
    Starwood Hotels & Resorts
      [REIT].......................     83,200        1,887,600
    Crestline Capital Corp.
      [REIT]*......................      3,440           50,310
                                                 --------------
                                                      3,216,360
                                                 --------------
INDUSTRIAL -- 6.0%
    CenterPoint Properties Corp.
      [REIT].......................      4,200          142,012
    First Industrial Realty Trust,
      Inc. [REIT]..................     33,200          890,175
    Prologis Trust [REIT]..........     45,600          946,200
                                                 --------------
                                                      1,978,387
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
OFFICE -- 23.6%
    Arden Realty, Inc. [REIT]......     63,400   $    1,470,087
    Cousins Properties, Inc.
      [REIT].......................     13,900          448,275
    Crescent Real Estate Equities
      Co. [REIT]...................     51,300        1,179,900
    Equity Office Properties Trust
      [REIT].......................     15,700          376,800
    Highwoods Properties, Inc.
      [REIT].......................     61,000        1,570,750
    Mack-Cali Realty Corp.
      [REIT].......................     71,100        2,195,212
    SL Green Realty Corp. [REIT]...     26,100          564,412
                                                 --------------
                                                      7,805,436
                                                 --------------
OFFICE-INDUSTRIAL -- 7.6%
    Reckson Associates Realty Corp.
      [REIT].......................     37,400          829,812
    Spieker Properties, Inc.
      [REIT].......................     37,800        1,308,825
    Trinet Corporate Realty Trust,
      Inc. [REIT]..................     13,600          363,800
                                                 --------------
                                                      2,502,437
                                                 --------------
REGIONAL MALL -- 10.3%
    General Growth Properties
      [REIT].......................     27,400        1,037,775
    JP Realty, Inc. [REIT].........      8,700          170,738
    Simon Property Group, Inc.
      [REIT].......................     30,100          857,850
    The Macerich Co.[REIT].........     28,300          725,188
    The Rouse Co. .................     22,700          624,250
                                                 --------------
                                                      3,415,801
                                                 --------------
SELF STORAGE -- 1.9%
    Public Storage, Inc. [REIT]....     23,400          633,263
                                                 --------------
TOTAL COMMON STOCK
  (Cost $35,648,702)...............                  31,051,573
                                                 --------------
SHORT-TERM INVESTMENTS -- 6.1%
    Temporary Investment Cash
      Fund.........................    999,643          999,643
    Temporary Investment Fund......    999,642          999,642
                                                 --------------
    (Cost $1,999,285)..............                   1,999,285
                                                 --------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $37,647,987)...............                  33,050,858
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%).................                     (25,641)
                                                 --------------
NET ASSETS -- 100.0%...............              $   33,025,217
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 92.8%
AEROSPACE -- 1.5%
    AAR Corp. .....................     11,000   $      262,625
    DONCASTERS PLC [ADR]*..........     22,500          364,219
                                                 --------------
                                                        626,844
                                                 --------------
AUTOMOBILE MANUFACTURERS -- 3.2%
    Oshkosh Truck Corp. ...........     40,000        1,325,000
                                                 --------------
BUILDING MATERIALS -- 7.1%
    CalMat Co. ....................     30,900          954,037
    Gradall Industries, Inc.*......      7,300          104,937
    Hughes Supply, Inc. ...........     24,900          728,325
    Simpson Manufacturing Co.,
      Inc.*........................     23,100          864,806
    Southdown, Inc. ...............      5,564          329,319
                                                 --------------
                                                      2,981,424
                                                 --------------
BUSINESS SERVICES -- 1.6%
    Aviation Sales Co.*............      5,000          203,125
    Baker, (Michael) Corp.*........     40,000          390,000
    Right Management Consultants,
      Inc.*........................      6,800          100,300
                                                 --------------
                                                        693,425
                                                 --------------
CLOTHING & APPAREL -- 10.2%
    Garan, Inc. ...................     23,100          649,688
    Gerber Childrenswear, Inc.*....     65,000          564,687
    North Face, Inc.*..............     82,000        1,066,000
    Phillips-Van Heusen Corp. .....     50,000          359,375
    Stride Rite Corp. .............    185,000        1,618,750
                                                 --------------
                                                      4,258,500
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 2.3%
    Artesyn Technologies, Inc.*....     12,000          168,000
    Inso Corp.*....................     19,000          475,000
    Security Dynamics Technologies,
      Inc.*........................     13,000          299,000
                                                 --------------
                                                        942,000
                                                 --------------
CONGLOMERATES -- 0.4%
    Ruddick Corp. .................      7,000          161,000
                                                 --------------
CONSTRUCTION -- 0.8%
    Kaufman & Broad Home Corp. ....      9,000          258,750
    Newmark Homes Corp.*...........     11,700           81,900
                                                 --------------
                                                        340,650
                                                 --------------
CONTAINERS & PACKAGING -- 1.8%
    BWAY Corp.*....................     23,300          350,956
    Ivex Packaging Corp.*..........     16,000          372,000
    Tuscarora, Inc. ...............      1,700           22,737
                                                 --------------
                                                        745,693
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 26.4%
    American Precision Industries,
      Inc.*........................     10,300          106,219
    Anadigics, Inc.*...............     19,000          217,313
    Control Devices, Inc. .........     21,000          336,000
    Electro Scientific Industries,
      Inc. ........................      4,400          199,375

                                      SHARES         VALUE
                                      ------         -----
    Electronics for Imaging,
      Inc.*........................     78,200   $    3,142,663
    General Cable Corp. ...........     23,000          471,500
    GenRad, Inc.*..................     35,000          551,250
    Methode Electronics, Inc.
      Cl-A.........................     65,000        1,015,625
    Microsemi Corp.*...............     32,200          354,200
    Moog, Inc. Cl-A*...............     32,000        1,252,000
    Plexus Corp.*..................      4,500          152,437
    Rogers Corp.*..................     57,900        1,729,763
    The DII Group, Inc.*...........     37,000          862,562
    Unitrode Corp.*................     25,000          437,500
    Zebra Technologies Corp.*......      7,400          212,750
                                                 --------------
                                                     11,041,156
                                                 --------------
ENVIRONMENTAL SERVICES -- 1.0%
    Newpark Resources, Inc.*.......     60,000          408,750
                                                 --------------
FOOD -- 2.9%
    Dreyer's Grand Ice Cream,
      Inc. ........................     44,000          665,500
    Midwest Grain Products,
      Inc.*........................      9,300          126,713
    Sanderson Farms, Inc. .........     26,200          402,825
                                                 --------------
                                                      1,195,038
                                                 --------------
HEALTHCARE SERVICES -- 2.9%
    Sierra Health Services,
      Inc.*........................     58,000        1,221,625
                                                 --------------
INDUSTRIAL PRODUCTS -- 1.4%
    Blount International, Inc.
      Cl-A.........................      9,000          224,437
    Oregon Steel Mills, Inc. ......     32,000          380,000
                                                 --------------
                                                        604,437
                                                 --------------
INSURANCE -- 0.7%
    Chartwell Re Corp. ............     12,400          294,500
                                                 --------------
MACHINERY & EQUIPMENT -- 6.5%
    BEI Technologies, Inc. ........     33,300          312,188
    CLARCOR, Inc. .................     23,000          460,000
    CUNO, Inc.*....................      9,000          146,250
    Kollmorgen Corp. ..............     36,100          550,525
    Milacron, Inc. ................     42,700          821,975
    SPS Technologies, Inc.*........      7,500          424,688
                                                 --------------
                                                      2,715,626
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.7%
    ADAC Laboratories, Inc.*.......     12,000          239,625
    Arrow International, Inc. .....     43,000        1,349,125
    Gliatech, Inc.*................     11,900          357,000
    ICU Medical, Inc.*.............     14,800          325,600
    Invacare Corp. ................      8,000          192,000
    Mentor Corp. ..................     15,000          351,563
                                                 --------------
                                                      2,814,913
                                                 --------------
METALS & MINING -- 1.4%
    Hawk Corp. Cl-A*...............      6,500           54,438
    IMCO Recycling, Inc. ..........     27,800          429,163
    Wolverine Tube, Inc.*..........      5,000          105,000
                                                 --------------
                                                        588,601
                                                 --------------

LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
OIL & GAS -- 1.9%
    Basin Exploration, Inc.*.......        600   $        7,538
    Meridian Resource Corp.*.......    110,000          350,625
    Oceaneering International,
      Inc.*........................     20,000          300,000
    Patterson Energy, Inc.*........     24,000           97,500
    Range Resources Corp. .........     12,383           42,567
                                                 --------------
                                                        798,230
                                                 --------------
PRINTING & PUBLISHING -- 3.0%
    Scholastic Corp.*..............     23,000        1,233,375
                                                 --------------
RETAIL & MERCHANDISING -- 3.0%
    Elder-Beerman Stores Corp.*....     57,600          666,000
    K2, Inc. ......................     11,000          113,438
    Pacific Sunwear of California,
      Inc.*........................     30,000          491,250
                                                 --------------
                                                      1,270,688
                                                 --------------
TELECOMMUNICATIONS -- 2.3%
    CommScope, Inc.*...............     57,000          958,313
                                                 --------------
TRANSPORTATION -- 3.8%
    Air Express International
      Corp. .......................     40,000          870,000
    Airnet Systems, Inc.*..........     15,400          221,375
    Offshore Logistics, Inc.*......     15,000          178,125

                                      SHARES         VALUE
                                      ------         -----
    Smithway Motor Express Corp.
      Cl-A*........................     30,000   $      225,000
    Varlen Corp. ..................      3,300           76,106
                                                 --------------
                                                      1,570,606
                                                 --------------
TOTAL COMMON STOCK
  (Cost $38,260,523)...............                  38,790,392
                                                 --------------
SHORT-TERM INVESTMENTS -- 9.3%
    Temporary Investment Cash
      Fund.........................  1,937,052        1,937,052
    Temporary Investment Fund......  1,937,052        1,937,052
                                                 --------------
    (Cost $3,874,104)..............                   3,874,104
                                                 --------------
TOTAL INVESTMENTS -- 102.1%
  (Cost $42,134,627)...............                  42,664,496
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.1%).................                    (876,201)
                                                 --------------
NET ASSETS -- 100.0%...............              $   41,788,295
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 81.6%
ADVERTISING -- 0.1%
    Interpublic Group of Companies,
      Inc. ..........................      2,500   $    199,375
    Omnicom Group, Inc. .............      2,400        139,200
                                                   ------------
                                                        338,575
                                                   ------------
AEROSPACE -- 1.0%
    AlliedSignal, Inc. ..............     12,500        553,906
    Boeing Co. ......................      6,900        225,112
    General Dynamics Corp. ..........      7,700        451,412
    Lockheed Martin Corp. ...........      3,500        296,625
    Raytheon Co. Cl-B................      5,900        314,175
    United Technologies Corp. .......      9,500      1,033,125
                                                   ------------
                                                      2,874,355
                                                   ------------
AIRLINES -- 0.4%
    AMR Corp.*.......................      5,400        320,625
    Delta Air Lines, Inc. ...........      8,900        462,800
    Southwest Airlines Co. ..........      6,200        139,112
    US Airways Group, Inc.*..........      3,600        187,200
                                                   ------------
                                                      1,109,737
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.2%
    Ford Motor Co. ..................     34,600      2,030,587
    General Motors Corp. ............     20,200      1,445,562
                                                   ------------
                                                      3,476,149
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    Autozone, Inc.*..................      6,800        223,975
    Dana Corp. ......................      2,900        118,537
    Eaton Corp. .....................        600         42,412
    Genuine Parts Co. ...............      1,800         60,187
    Goodyear Tire & Rubber Co. ......      3,100        156,356
    TRW, Inc. .......................      1,900        106,756
                                                   ------------
                                                        708,223
                                                   ------------
BEVERAGES -- 2.4%
    Anheuser-Busch Companies,
      Inc. ..........................      9,400        616,875
    Brown-Forman Corp. Cl-B..........        100          7,569
    Coca-Cola Co. ...................     56,900      3,805,187
    Coca-Cola Enterprises, Inc. .....     17,200        614,900
    PepsiCo, Inc. ...................     45,600      1,866,750
                                                   ------------
                                                      6,911,281
                                                   ------------
BROADCASTING -- 0.4%
    CBS Corp. .......................     17,900        586,225
    Gannett Co., Inc. ...............      4,800        317,700
    King World Productions, Inc.*....      4,300        126,581
                                                   ------------
                                                      1,030,506
                                                   ------------
BUILDING MATERIALS -- 0.4%
    Armstrong World Industries,
      Inc. ..........................      7,600        458,375
    CalMat Co. ......................     13,900        429,162
    Masco Corp. .....................      6,700        192,625
                                                   ------------
                                                      1,080,162
                                                   ------------
BUSINESS SERVICES -- 0.2%
    Avery Dennison Corp. ............        800         36,050
    Crane Co. .......................        100          3,019

                                        SHARES        VALUE
                                        ------        -----
    Deluxe Corp. ....................      6,600   $    241,312
    Ecolab, Inc. ....................        300         10,856
    EG & G, Inc. ....................     10,500        292,031
    Equifax, Inc. ...................      2,500         85,469
    Harris Corp. ....................        200          7,325
                                                   ------------
                                                        676,062
                                                   ------------
CHEMICALS -- 1.2%
    Air Products & Chemicals,
      Inc. ..........................      3,800        152,000
    Dow Chemical Co. ................      8,300        754,781
    Du Pont, (E.I.) de Nemours &
      Co. ...........................     34,400      1,825,350
    Eastman Chemical Co. ............      9,500        425,125
    PPG Industries, Inc. ............      3,600        209,700
    Rohm & Haas Co. .................      1,500         45,187
    Union Carbide Corp. .............      1,000         42,500
                                                   ------------
                                                      3,454,643
                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Abercrombie & Fitch Co. Cl-A*....        500         35,375
    Fruit of the Loom, Inc. Cl-A.....      3,300         45,581
    Limited, Inc. ...................      3,900        113,587
    Nike, Inc. Cl-B..................      3,100        125,744
    Springs Industries, Inc. Cl-A....      8,600        356,362
    VF Corp. ........................        500         23,437
                                                   ------------
                                                        700,086
                                                   ------------
COMPUTER HARDWARE -- 4.0%
    Apple Computer, Inc.*............      4,800        196,500
    Compaq Computer Corp. ...........     36,900      1,547,494
    Dell Computer Corp.*.............     31,700      2,320,044
    EMC Corp.*.......................     12,200      1,037,000
    Gateway 2000, Inc.*..............      5,100        261,056
    Hewlett-Packard Co. .............     22,700      1,550,694
    International Business Machines
      Corp. .........................     24,300      4,489,425
    Seagate Technology, Inc.*........      7,400        223,850
                                                   ------------
                                                     11,626,063
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 7.0%
    3Com Corp.*......................     11,000        492,937
    America Online, Inc.*............     12,200      1,765,950
    Automatic Data Processing,
      Inc. ..........................      5,600        449,050
    BMC Software, Inc.*..............      5,900        262,919
    Boole & Babbage, Inc.*...........      1,000         29,437
    Cabletron Systems, Inc.*.........     10,500         87,937
    Ceridian Corp.*..................      2,600        181,512
    Cisco Systems, Inc.*.............     38,800      3,601,125
    Compuware Corp.*.................      4,800        375,000
    Data General Corp.*..............      6,600        108,487
    Electronic Data Systems Corp. ...     19,500        979,875
    Microsoft Corp.*.................     62,300      8,640,231
    Novell, Inc.*....................     12,500        226,562
    Oracle Corp.*....................     25,900      1,116,937
    Paychex, Inc. ...................      9,800        504,087
    PeopleSoft, Inc.*................      8,800        166,650

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Silicon Graphics, Inc.*..........     13,600   $    175,100
    Sun Microsystems, Inc.*..........     10,400        890,500
    Unisys Corp.*....................      7,500        258,281
                                                   ------------
                                                     20,312,577
                                                   ------------
CONGLOMERATES -- 2.5%
    ITT Industries, Inc. ............     13,200        524,700
    Johnson Controls, Inc. ..........        300         17,700
    Minnesota Mining & Manufacturing
      Co. ...........................      8,100        576,112
    Philip Morris Companies, Inc. ...     63,900      3,418,650
    Tenneco, Inc. ...................     13,500        459,844
    Textron, Inc. ...................      8,400        637,875
    The Seagram Co. Ltd. ............     22,000        836,000
    Tyco International Ltd. .........      8,320        627,640
                                                   ------------
                                                      7,098,521
                                                   ------------
CONSTRUCTION -- 0.3%
    Centex Corp. ....................     10,300        464,144
    Pulte Corp. .....................     12,000        333,750
                                                   ------------
                                                        797,894
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.2%
    Allergan, Inc. ..................        300         19,425
    Bausch & Lomb, Inc. .............        200         12,000
    Cendant Corp.*...................     25,400        484,187
    Clorox Co. ......................        800         93,450
    Colgate-Palmolive Co. ...........      5,600        520,100
    Eastman Kodak Co. ...............     13,700        986,400
    Fortune Brands, Inc. ............      2,600         82,225
    Gillette Co. ....................     10,900        526,606
    Hasbro, Inc. ....................        500         18,062
    International Flavors &
      Fragrances, Inc. ..............        600         26,512
    Jostens, Inc. ...................     14,300        374,481
    Maytag Corp. ....................     10,300        641,175
    Procter & Gamble Co. ............     30,200      2,757,637
    Raychem Corp. ...................        200          6,462
    RJR Nabisco Holdings Corp. ......      6,200        184,062
    Rubbermaid, Inc. ................     16,700        525,006
    Sherwin-Williams Co. ............        900         26,437
    Tupperware Corp. ................     21,300        350,119
    Unilever NV......................     13,600      1,127,950
    UST, Inc. .......................     17,000        592,875
    Whirlpool Corp. .................        300         16,612
                                                   ------------
                                                      9,371,783
                                                   ------------
CONTAINERS & PACKAGING -- 0.1%
    Crown Cork & Seal Co., Inc. .....        900         27,731
    First Brands Corp. ..............      2,300         90,706
    Owens-Illinois, Inc.*............      7,000        214,375
                                                   ------------
                                                        332,812
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Advanced Micro Devices, Inc.*....     17,800        515,087
    AES Corp.*.......................      5,800        274,775
    AMP, Inc. .......................      6,100        317,581
    Emerson Electric Co. ............      8,600        538,037

                                        SHARES        VALUE
                                        ------        -----
    General Electric Co. ............     76,500   $  7,807,781
    Honeywell, Inc. .................      1,900        143,094
    Parker-Hannifin Corp. ...........        700         22,925
    Rockwell International Corp. ....      3,300        160,256
    Tandy Corp. .....................        600         24,712
    Tektronix, Inc. .................        100          3,006
    Texas Instruments, Inc. .........      8,700        744,394
    The Perkin-Elmer Corp. ..........        100          9,756
                                                   ------------
                                                     10,561,404
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.2%
    Carnival Corp. ..................     13,700        657,600
    Disney, (Walt) Co. ..............     27,100        813,000
    Time Warner, Inc. ...............     25,200      1,563,975
    Viacom, Inc. Cl-B*...............      7,400        547,600
                                                   ------------
                                                      3,582,175
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Browning-Ferris Industries,
      Inc. ..........................      1,700         48,344
    Waste Management, Inc. ..........     10,900        508,212
                                                   ------------
                                                        556,556
                                                   ------------
FARMING & AGRICULTURE -- 0.0%
    Delta and Pine Land Co. .........      2,200         81,400
    Pioneer Hi-Bred International,
      Inc. ..........................      1,800         48,600
                                                   ------------
                                                        130,000
                                                   ------------
FINANCIAL-BANK & TRUST -- 5.2%
    Bank of New York Co., Inc. ......     16,700        672,175
    Bank One Corp. ..................     27,100      1,383,794
    BankAmerica Corp. ...............     46,600      2,801,825
    BB&T Corp. ......................      5,000        201,562
    Chase Manhattan Corp. ...........     18,200      1,238,737
    Comerica, Inc. ..................      3,100        211,381
    Countrywide Credit Industries,
      Inc. ..........................        500         25,094
    Crestar Financial Corp. .........      2,000        144,000
    Fifth Third Bancorp..............      5,800        413,612
    Firstar Corp. ...................      5,400        503,550
    First Union Corp. ...............     21,600      1,313,550
    Fleet Financial Group, Inc. .....     10,600        473,687
    Golden West Financial Corp. .....      5,600        513,450
    Huntington Bancshares, Inc. .....      1,900         57,119
    Keycorp..........................      9,300        297,600
    Mainstreet Financial Corp. ......        600         27,862
    MBNA Corp. ......................     16,200        403,987
    Mellon Bank Corp. ...............      5,600        385,000
    Morgan, (J.P.) & Co., Inc. ......      6,700        703,919
    National City Corp. .............      7,300        529,250
    Northern Trust Corp. ............      1,600        139,700
    PNC Bank Corp. NA................      6,500        351,812
    Regions Financial Corp. .........      4,100        165,281
    Republic New York Corp. .........        800         36,450
    State Street Boston Corp. .......      3,200        222,600
    Suntrust Banks, Inc. ............      2,500        191,250
    Wachovia Corp. ..................      3,500        306,031
    Wells Fargo & Co. ...............     36,700      1,465,706
                                                   ------------
                                                     15,179,984
                                                   ------------

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FINANCIAL SERVICES -- 3.5%
    American Express Co. ............     14,100   $  1,441,725
    Associates First Capital Corp.
      Cl-A...........................     15,600        661,050
    Bear Stearns Companies, Inc. ....        900         33,637
    Block, (H&R), Inc. ..............        500         22,500
    Capital One Financial Corp. .....        600         69,000
    Citigroup, Inc. .................     51,600      2,554,200
    Fannie Mae.......................     22,700      1,679,800
    Freddie Mac......................     14,200        915,012
    Lehman Brothers Holdings,
      Inc. ..........................      1,200         52,875
    Morgan Stanley, Dean Witter &
      Co. ...........................     12,000        852,000
    Providian Financial Corp. .......      1,650        123,750
    Schwab, (Charles) Corp. .........      7,050        396,122
    SunAmerica, Inc. ................     16,100      1,306,112
    The Dun & Bradstreet Corp. ......      2,600         82,062
                                                   ------------
                                                     10,189,845
                                                   ------------
FOOD -- 1.6%
    Albertson's, Inc. ...............      4,100        261,119
    American Stores Co. .............      2,700         99,731
    Bestfoods, Inc. .................      5,400        287,550
    Campbell Soup Co. ...............      8,500        467,500
    General Mills, Inc. .............      3,100        241,025
    Great Atlantic & Pacific TeaCo.,
      Inc. ..........................     12,700        376,237
    Heinz, (H.J.) Co. ...............      6,600        373,725
    Hershey Foods Corp. .............      2,000        124,375
    Kroger Co.*......................      5,000        302,500
    Quaker Oats Co. .................      2,600        154,700
    Safeway, Inc.*...................     10,500        639,844
    Sara Lee Corp. ..................     17,600        496,100
    Supervalu, Inc. .................     13,700        383,600
    Sysco Corp. .....................      5,800        159,137
    Vlasic Foods International,
      Inc. ..........................        600         14,287
    Wrigley, (Wm., Jr.) Co. .........      1,800        161,212
                                                   ------------
                                                      4,542,642
                                                   ------------
FURNITURE -- 0.0%
    Newell Co. ......................        800         33,000
                                                   ------------
HEALTHCARE SERVICES -- 0.2%
    HCR Manor Care, Inc.*............      4,300        126,312
    Humana, Inc.*....................      5,700        101,531
    IMS Health, Inc. ................      3,000        226,312
    Tenet Healthcare Corp.*..........     10,200        267,750
                                                   ------------
                                                        721,905
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Harrah's Entertainment, Inc.*....      5,700         89,419
    Marriott International, Inc.
      Cl-A...........................      2,500         72,500
                                                   ------------
                                                        161,919
                                                   ------------
INSURANCE -- 1.8%
    Allstate Corp. ..................     16,600        641,175
    American General Corp. ..........      4,300        335,400
    American International Group,
      Inc. ..........................     18,400      1,777,900
    AON Corp. .......................      3,400        188,275
    Chubb Corp. .....................      2,200        142,725
    CIGNA Corp. .....................      3,900        301,519

                                        SHARES        VALUE
                                        ------        -----
    Cincinnati Financial Corp. ......      2,600   $     95,225
    Jefferson-Pilot Corp. ...........      1,900        142,500
    Lincoln National Corp. ..........      1,800        147,262
    Loews Corp. .....................      2,300        225,975
    Marsh & McLennan Companies,
      Inc. ..........................      5,400        315,563
    MGIC Investment Corp. ...........      1,100         43,794
    Progressive Corp. ...............      1,500        254,063
    Provident Companies, Inc. .......      1,700         70,550
    Safeco Corp. ....................        400         17,175
    The Hartford Financial Services
      Group, Inc. ...................      4,800        263,400
    Torchmark Corp. .................        200          7,063
    Transamerica Corp. ..............        800         92,400
    UNUM Corp. ......................        850         49,619
                                                   ------------
                                                      5,111,583
                                                   ------------
MACHINERY & EQUIPMENT -- 0.7%
    Black & Decker Corp. ............      1,500         84,094
    Case Corp. ......................        400          8,725
    Caterpillar, Inc. ...............     14,600        671,600
    Cooper Industries, Inc. .........      1,200         57,225
    Danaher Corp. ...................        600         32,588
    Harnischfeger Industries,
      Inc. ..........................        200          2,038
    Illinois Tool Works, Inc. .......      4,600        266,800
    Ingersoll-Rand Co. ..............      2,400        112,650
    Paccar, Inc. ....................      9,300        382,463
    Stanley Works, Inc. .............        400         11,100
    The Timken Company...............     11,000        207,625
    Thermo Electron Corp.*...........      9,200        155,825
    W.W. Grainger, Inc...............        500         20,813
                                                   ------------
                                                      2,013,546
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
    Abbott Laboratories..............     33,600      1,646,400
    Bard, (C.R.), Inc. ..............        100          4,950
    Baxter International, Inc. ......      6,200        398,738
    Becton Dickinson & Co. ..........      4,400        187,825
    Biomet, Inc. ....................        700         28,175
    Boston Scientific Corp.*.........     25,500        683,719
    Guidant Corp. ...................      2,700        297,675
    Johnson & Johnson Co. ...........     30,500      2,558,188
    Mallinckrodt, Inc. ..............     11,000        338,938
    Medtronic, Inc. .................      7,200        534,600
    Sofamor Danek Group, Inc.*.......      1,300        158,275
    St. Jude Medical, Inc.*..........      5,700        157,819
                                                   ------------
                                                      6,995,302
                                                   ------------
METALS & MINING -- 0.6%
    Alcan Aluminium Ltd. ............      1,800         48,713
    Allegheny Teledyne, Inc. ........        800         16,350
    Aluminum Co. of America..........     10,400        775,450
    Barrick Gold Corp. ..............      6,500        126,750
    Bethlehem Steel Corp.*...........     16,100        134,838
    Homestake Mining Co. ............        800          7,350
    Inco Ltd. .......................        300          3,169
    Nucor Corp. .....................        400         17,300

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Phelps Dodge Corp. ..............        800   $     40,700
    Placer Dome, Inc. ...............        100          1,150
    Reynolds Metals Co. .............      1,100         57,956
    Worthington Industries, Inc. ....     29,500        368,750
                                                   ------------
                                                      1,598,476
                                                   ------------
OFFICE EQUIPMENT -- 0.6%
    Moore Corp. Ltd. ................     26,900        295,900
    Pitney Bowes, Inc. ..............      5,100        336,919
    Staples, Inc.*...................      9,000        393,188
    Xerox Corp. .....................      6,700        790,600
                                                   ------------
                                                      1,816,607
                                                   ------------
OIL & GAS -- 5.7%
    Amerada Hess Corp. ..............        800         39,800
    Amoco Corp. .....................      7,600        458,850
    Anadarko Petroleum Corp. ........      1,800         55,575
    Ashland, Inc. ...................     10,900        527,288
    Atlantic Richfield Co. ..........     12,500        815,625
    Burlington Resources, Inc. ......        800         28,650
    Chevron Corp. ...................     20,900      1,733,394
    Coastal Corp. ...................     12,800        447,200
    Columbia Gas System, Inc. .......        400         23,100
    Consolidated Natural Gas Co. ....        100          5,400
    Eastern Enterprises..............      8,700        380,625
    Exxon Corp. .....................     62,400      4,563,000
    Halliburton Co. .................      1,100         32,588
    Kerr-McGee Corp. ................      2,900        110,925
    Mobil Corp. .....................     17,100      1,489,838
    Nicor, Inc. .....................        400         16,900
    Occidental Petroleum Corp. ......     16,700        281,813
    Oneok, Inc. .....................      8,700        314,288
    Oryx Energy Co.*.................     17,400        233,813
    Phillips Petroleum Co. ..........     16,700        711,838
    Rowan Companies, Inc.*...........      7,800         78,000
    Royal Dutch Petroleum Co. .......     48,400      2,317,150
    Schlumberger Ltd. ...............     10,200        470,475
    Sonat, Inc. .....................        300          8,119
    Texaco, Inc. ....................     20,400      1,078,650
    Unocal Corp. ....................      4,100        119,669
    USX-Marathon Group...............      5,100        153,638
                                                   ------------
                                                     16,496,211
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.1%
    Boise Cascade Corp. .............     14,600        452,600
    Georgia Pacific Group............        300         17,569
    International Paper Co. .........     17,300        775,256
    Kimberly-Clark Corp. ............     10,600        577,700
    Potlatch Corp. ..................      9,300        342,938
    Temple-Inland, Inc. .............        600         35,588
    Union Camp Corp. ................      4,600        310,500
    Westvaco Corp. ..................        800         21,450
    Weyerhaeuser Co. ................      3,900        198,169
    Willamette Industries, Inc. .....     14,400        482,400
                                                   ------------
                                                      3,214,170
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PHARMACEUTICALS -- 7.0%
    ALZA Corp.*......................      3,400   $    177,650
    American Home Products Corp. ....     29,000      1,633,063
    Amgen, Inc. .....................      6,600        690,112
    Bristol-Meyers Squibb Co. .......     22,700      3,037,544
    Cardinal Health, Inc. ...........      3,700        280,738
    Lilly, (Eli) & Co. ..............     24,800      2,204,100
    Merck & Co., Inc. ...............     27,600      4,076,175
    Monsanto Co. ....................     11,500        546,250
    Pfizer, Inc. ....................     29,800      3,738,038
    Pharmacia & Upjohn, Inc. ........      9,800        554,925
    Schering-Plough Corp. ...........     31,900      1,762,475
    Warner-Lambert Co. ..............     18,000      1,353,375
                                                   ------------
                                                     19,364,333
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Dow Jones & Co., Inc. ...........        300         14,438
    Knight-Ridder, Inc. .............      8,800        449,900
    McGraw-Hill Co., Inc. ...........      1,900        193,563
    New York Times Co. Cl-A..........      1,500         52,031
    Donnelley, (R.R.) & Sons Co. ....     13,600        595,850
    Times Mirror Co. Cl-A............        300         16,800
    Tribune Co. .....................      2,200        145,200
                                                   ------------
                                                      1,467,782
                                                   ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp...........................      8,800        297,000
    Norfolk Southern Corp. ..........      5,200        164,775
                                                   ------------
                                                        461,775
                                                   ------------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. ........      1,100         19,800
    McDonald's Corp. ................     14,400      1,103,400
    Tricon Global Restaurants,
      Inc.*..........................      4,700        235,588
                                                   ------------
                                                      1,358,788
                                                   ------------
RETAIL & MERCHANDISING -- 4.4%
    Avon Products, Inc. .............      2,500        110,625
    Circuit City Stores, Inc. .......        200          9,988
    Costco Companies, Inc.*..........      6,400        462,000
    CVS Corp. .......................      8,500        467,500
    Dayton-Hudson Corp. .............      7,800        423,150
    Dollar General Corp. ............      1,400         33,075
    Federated Department Stores,
      Inc.*..........................      6,600        287,513
    Gap, Inc. .......................     12,900        725,625
    Harcourt General, Inc. ..........     11,200        595,700
    Home Depot, Inc. ................     32,600      1,994,713
    Kmart Corp.*.....................     16,300        249,594
    Kohl's Corp.*....................      5,100        313,331
    Lowe's Companies, Inc. ..........      7,300        373,669
    May Department Stores Co. .......      4,200        253,575
    Meyer, (Fred), Inc.*.............      7,500        451,875
    Nordstrom, Inc. .................        900         31,219
    Penney, (J.C.) Co., Inc. ........     11,500        539,063
    Rite Aid Corp. ..................      4,500        223,031
    Sears, Roebuck & Co. ............      7,300        310,250
    TJX Companies, Inc. .............      5,800        168,200

BANKERS TRUST ENHANCED 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Wal-Mart Stores, Inc. ...........     51,900   $  4,226,606
    Walgreen Co. ....................      9,600        562,200
                                                   ------------
                                                     12,812,502
                                                   ------------
SEMICONDUCTORS -- 1.8%
    Intel Corp. .....................     38,600      4,576,513
    Micron Technology, Inc.*.........      8,300        419,669
    Motorola, Inc. ..................      3,500        213,719
                                                   ------------
                                                      5,209,901
                                                   ------------
TELECOMMUNICATIONS -- 10.0%
    AirTouch Communications, Inc.*...     15,100      1,089,088
    Aliant Communications, Inc. .....        300         12,263
    Alltel Corp. ....................      5,500        328,969
    Ameritech Corp. .................     22,700      1,438,613
    Ascend Communications, Inc.*.....     12,700        835,025
    AT&T Corp. ......................     26,600      2,001,650
    Bell Atlantic Corp. .............     36,600      2,079,338
    BellSouth Corp. .................     43,800      2,184,525
    Cellular Communications
      International, Inc.*...........      1,000         68,000
    Comcast Corp. Cl-A...............     16,500        968,344
    General Instrument Corp.*........      5,800        196,838
    GTE Corp. .......................     19,500      1,315,031
    Lucent Technologies, Inc.........     29,900      3,289,000
    MCI WorldCom, Inc.*..............     43,600      3,128,300
    MediaOne Group, Inc.*............     17,000        799,000
    Northern Telecom Ltd. ...........     14,700        736,838
    SBC Communications, Inc. ........     45,700      2,450,663
    Sprint Corp. (FON Group).........     14,200      1,194,575
    Sprint Corp. (PCS Group)*........     38,100        881,063
    Tele-Communications, Inc.
      Cl-A*..........................     42,300      2,339,719
    Tellabs, Inc.*...................      6,400        438,800
    U. S. West, Inc. ................     15,100        975,838
    Williams Companies, Inc. ........      7,700        240,144
                                                   ------------
                                                     28,991,624
                                                   ------------
TRANSPORTATION -- 0.4%
    FDX Corp.*.......................     10,100        898,900
    Laidlaw, Inc. ...................      1,500         15,094
    Navistar International Corp.*....      3,300         94,050
    Ryder Systems, Inc. .............     12,400        322,400
                                                   ------------
                                                      1,330,444
                                                   ------------
UTILITIES -- 3.4%
    Ameren Corp.*....................        900         38,419
    American Electric Power Co.,
      Inc. ..........................     13,900        654,169
    Carolina Power & Light Co. ......      7,300        343,556
    Central & South West Corp. ......      2,700         74,081
    Cinergy Corp. ...................        400         13,750
    Consolidated Edison, Inc. .......      9,000        475,875
    Dominion Resources, Inc. ........      2,800        130,900
    DTE Energy Co. ..................      7,400        317,275

                                        SHARES        VALUE
                                        ------        -----
    Duke Energy Corp. ...............     12,900   $    826,406
    Edison International Co. ........     18,700        521,263
    Enron Corp. .....................      5,600        319,550
    Entergy Corp. ...................     11,600        361,050
    FirstEnergy Corp. ...............     14,800        481,925
    FPL Group, Inc. .................      3,700        228,013
    GPU, Inc. .......................      7,100        313,731
    Houston Industries, Inc. ........     15,900        510,788
    New Century Energies, Inc. ......      9,400        458,250
    Niagara Mohawk Power Corp.*......     22,500        362,813
    PECO Energy Co. .................     14,300        595,238
    PG&E Corp. ......................     19,700        620,550
    Public Service Enterprise Group,
      Inc. ..........................      3,500        140,000
    Sempra Energy*...................     12,200        309,575
    Southern Co. ....................     22,700        659,719
    Texas Utilities Co. .............     13,800        644,288
    Unicom Corp. ....................      9,600        370,200
                                                   ------------
                                                      9,771,384
                                                   ------------
TOTAL COMMON STOCK
  (Cost $210,284,088)................               236,263,399
                                                   ------------

                                         PAR
                                        (000)
                                        ------
U.S. TREASURY OBLIGATIONS -- 1.0%
    U.S. Treasury Bills
      4.30%, 02/04/99#................  $   25          24,899
      4.34%, 02/04/99#................      70          69,719
      4.39%, 02/04/99#................   1,325       1,319,674
      4.41%, 02/04/99#................     680         677,267
      4.45%, 02/04/99#................     800         796,785
                                                --------------
    (Cost $2,887,925).................               2,888,344
                                                --------------

                                      SHARES
                                      ------
SHORT-TERM INVESTMENTS -- 10.0%
    Temporary Investment Cash
      Fund........................  14,479,385       14,479,386
    Temporary Investment Fund.....  14,479,385       14,479,385
                                                 --------------
    (Cost $28,958,771)............                   28,958,771
                                                 --------------
TOTAL INVESTMENTS -- 92.6%
  (Cost $242,130,784).............                  268,110,514
OTHER ASSETS LESS
  LIABILITIES -- 7.4%.............                   21,440,905
                                                 --------------
NET ASSETS -- 100.0%..............               $  289,551,419
                                                 ==============

# Securities with an aggregate market value of $2,888,344 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/99         171       $2,633,894

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

STEIN ROE VENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 84.4%
ADVERTISING -- 3.6%
    ADVO, Inc.*....................      1,800   $       47,475
    Catalina Marketing Corp.*......      2,700          184,612
    HA-LO Industries, Inc.*........      2,500           94,062
                                                 --------------
                                                        326,149
                                                 --------------
AEROSPACE -- 1.7%
    Alliant Techsystems, Inc.*.....      1,000           82,437
    Orbital Sciences Corp.*........      1,600           70,800
                                                 --------------
                                                        153,237
                                                 --------------
AIRLINES -- 0.5%
    COMAIR Holdings, Inc. .........      1,300           43,875
                                                 --------------
AUTOMOTIVE PARTS -- 0.4%
    O'Reilly Automotive, Inc.*.....        800           37,800
                                                 --------------
BEVERAGES -- 0.6%
    Canandaigua Brands, Inc.
      Cl-A*........................        900           52,031
                                                 --------------
BROADCASTING -- 1.3%
    Metro Networks, Inc.*..........      2,700          115,088
                                                 --------------
BUSINESS SERVICES -- 6.1%
    Acxiom Corp.*..................      1,800           55,800
    American Management Systems,
      Inc.*........................      2,100           84,000
    Comdisco, Inc. ................      2,100           35,437
    Interim Services, Inc.*........      6,300          147,262
    Iron Mountain, Inc.*...........      1,000           36,062
    Metamor Worldwide, Inc.*.......      4,500          112,500
    Metzler Group, Inc.*...........      1,000           48,687
    PAREXEL International Corp.*...      1,100           27,500
                                                 --------------
                                                        547,248
                                                 --------------
CLOTHING & APPAREL -- 3.7%
    Columbia Sportswear Co.*.......      9,100          153,562
    G & K Services, Inc. Cl-A......        900           47,925
    K-Swiss, Inc. .................      2,100           56,437
    The Men's Wearhouse, Inc.*.....      2,500           79,375
                                                 --------------
                                                        337,299
                                                 --------------
COMPUTER HARDWARE -- 1.2%
    Jack Henry & Associates,
      Inc..........................      1,100           54,725
    Xircom, Inc.*..................      1,500           51,000
                                                 --------------
                                                        105,725
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 12.6%
    Barra, Inc.*...................      4,500          106,312
    HNC Software, Inc.*............        800           32,350
    Hyperion Solutions Corp.*......      1,800           32,400
    Inktomi Corp. *................        200           25,875
    Inter-Tel, Inc.................      2,900           67,787
    Kronos, Inc.*..................      1,400           62,038
    Mercury Interactive Corp.*.....      1,700          107,525
    National Computer Systems,
      Inc..........................      8,000          296,000
    National Instruments Corp.*....      1,000           34,125
    Paychex, Inc...................        800           41,150
    Sapient Corp.*.................        600           33,600
    SPSS, Inc.*....................      2,300           43,413

                                      SHARES         VALUE
                                      ------         -----
    Transaction Systems Architects,
      Inc.*........................      1,200   $       60,000
    VERITAS Software Corp.*........        500           29,969
    Verity, Inc.*..................      1,800           47,700
    Whittman-Hart, Inc.*...........      3,800          104,975
                                                 --------------
                                                      1,125,219
                                                 --------------
CONSTRUCTION -- 1.5%
    Champion Enterprises, Inc.*....      2,100           57,488
    D.R. Horton, Inc...............      3,400           78,200
                                                 --------------
                                                        135,688
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 5.4%
    DeVry, Inc.*...................      3,800          116,375
    Mohawk Industries, Inc.*.......      1,600           67,300
    Nu Skin Asia Pacific, Inc.*....      8,400          198,450
    U.S.A. Floral Products,
      Inc.*........................      8,500           97,750
                                                 --------------
                                                        479,875
                                                 --------------
CONTAINERS & PACKAGING -- 0.7%
    AptarGroup, Inc. ..............      2,200           61,738
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.7%
    Burr-Brown Corp.*..............      1,100           25,781
    C-Cube Microsystems, Inc.*.....      2,400           65,100
    CTS Corp. .....................      1,500           65,250
    Dionex Corp.*..................      1,100           40,288
    Etec Systems, Inc.*............        700           28,000
    Gentex Corp.*..................      3,600           72,000
    Sanmina Corp.*.................      1,100           68,750
    Uniphase Corp.*................        800           55,500
                                                 --------------
                                                        420,669
                                                 --------------
ENTERTAINMENT & LEISURE -- 0.5%
    Polaris Industries, Inc. ......      1,100           43,106
                                                 --------------
FARMING & AGRICULTURE -- 0.5%
    The Scotts Co.*................      1,200           46,125
                                                 --------------
FINANCIAL-BANK & TRUST -- 3.8%
    Centura Banks, Inc. ...........      1,100           81,813
    Commerce Bancorp, Inc. ........      1,200           63,000
    Cullen/Frost Bankers, Inc. ....      1,600           87,800
    National Bankcorp of Alaska,
      Inc. ........................      3,200          108,000
                                                 --------------
                                                        340,613
                                                 --------------
FINANCIAL SERVICES -- 3.1%
    Heller Financial, Inc. ........      1,700           49,938
    Jefferies Group, Inc. .........      1,800           89,325
    SEI Investments Co. ...........        800           79,500
    The BISYS Group, Inc.*.........      1,100           56,787
                                                 --------------
                                                        275,550
                                                 --------------
FOOD -- 2.1%
    Smithfield Foods, Inc.*........      2,000           67,750
    The Earthgrains Co. ...........      1,900           58,781
    Whole Foods Market, Inc.*......      1,200           58,050
                                                 --------------
                                                        184,581
                                                 --------------
FURNITURE -- 0.6%
    Ethan Allen Interiors, Inc. ...      1,200           49,200
                                                 --------------

STEIN ROE VENTURE PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
HEALTHCARE SERVICES -- 2.7%
    IDEXX Laboratories, Inc.*......      2,200   $       59,194
    Orthodontic Centers of America,
      Inc.*........................      3,000           58,313
    Pediatrix Medical Group,
      Inc.*........................      1,100           65,931
    Renal Care Group, Inc. *.......      2,100           60,506
                                                 --------------
                                                        243,944
                                                 --------------
INSURANCE -- 2.0%
    Express Scripts, Inc. Cl-A*....      1,500          100,688
    Mutual Risk Management,
      Ltd. ........................      1,900           74,338
                                                 --------------
                                                        175,026
                                                 --------------
MACHINERY & EQUIPMENT -- 1.1%
    Applied Power, Inc. ...........      1,100           41,525
    SPS Technologies, Inc.*........      1,000           56,625
                                                 --------------
                                                         98,150
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.8%
    Biomatrix, Inc.*...............      1,300           75,725
    Schein, (Henry), Inc.*.........      1,200           53,700
    The Liposome Co., Inc.*........      2,100           32,419
    Uroquest Medical Corp.*........        800              800
    Xomed Surgical Products,
      Inc.*........................      5,400          172,800
                                                 --------------
                                                        335,444
                                                 --------------
METALS & MINING -- 1.1%
    Stillwater Mining Co.*.........      2,300           94,300
                                                 --------------
OIL & GAS -- 1.3%
    Barrett Resources Corp.*.......      2,800           67,200
    Petroleum Geo-Services*........      3,000           47,250
                                                 --------------
                                                        114,450
                                                 --------------
PHARMACEUTICALS -- 2.0%
    Alpharma, Inc. Cl-A............      1,200           42,375
    Barr Laboratories, Inc.*.......      1,400           67,200
    MedImmune, Inc.*...............        700           69,606
                                                 --------------
                                                        179,181
                                                 --------------
PRINTING & PUBLISHING -- 0.8%
    Consolidated Graphics, Inc.*...      1,100           74,319
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
RAILROADS -- 0.5%
    MotivePower Industries,
      Inc.*........................      1,400   $       45,063
                                                 --------------
RESTAURANTS -- 3.3%
    CEC Entertainment, Inc.*.......      1,200           33,300
    CKE Restaurants, Inc. .........      1,760           51,810
    Ruby Tuesday, Inc. ............      2,600           55,250
    The Cheesecake Factory,
      Inc.*........................      1,800           53,381
    Triarc Companies, Inc.*........      6,300          100,800
                                                 --------------
                                                        294,541
                                                 --------------
RETAIL & MERCHANDISING -- 9.1%
    Brightpoint, Inc.*.............      4,100           56,375
    Fastenal Co. ..................      3,100          136,400
    Just For Feet, Inc.*...........      3,300           57,338
    Linens 'n Things, Inc.*........      2,300           91,139
    Regis Corp. ...................      8,200          328,000
    School Specialty, Inc.*........      2,400           51,300
    Williams-Sonoma, Inc.*.........      2,400           96,750
                                                 --------------
                                                        817,302
                                                 --------------
SEMICONDUCTORS -- 2.1%
    Novellus Systems, Inc.*........      1,200           59,400
    Vitesse Semiconductor, Inc.*...      2,900          132,313
                                                 --------------
                                                        191,713
                                                 --------------
TOTAL COMMON STOCK
  (Cost $6,471,567)................                   7,544,249
                                                 --------------
SHORT-TERM INVESTMENTS -- 9.6%
    Temporary Investment Cash
      Fund.........................    426,857          426,857
    Temporary Investment Fund......    426,856          426,856
                                                 --------------
    (Cost $853,713)................                     853,713
                                                 --------------
TOTAL INVESTMENTS -- 94.0%
(Cost $7,325,280)..................                   8,397,962
OTHER ASSETS LESS
  LIABILITIES -- 6.0%..............                     531,998
                                                 --------------
NET ASSETS -- 100.0%...............              $    8,929,960
                                                 ==============

--------------------------------------------------------------------------------

* Non-income producing security.

See Notes to Financial Statements.

                      [This page intentionally left blank]

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
ADS-American Depositary Shares
BRB-Brady Bond
CVT-Convertible Security
FLIRB-Floating Interest Rate Bond
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
PO-Principal Only
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1998.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Austrian Schilling
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF -Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ECU-Europe/European Currency Unit
ESP-Spain/Spanish Peseta
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
GRD-Greece/Greek Drachma
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
PTE-Portugal/Portuguese Escudo
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    -----------------------------------------------------------------------------
                                                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NEUBERGER&
                                                     AST PUTNAM     LORD ABBETT                  AST        BERMAN
                                                    INTERNATIONAL   GROWTH AND      JANCAP      MONEY      MID-CAP     AST PUTNAM
                                                       EQUITY         INCOME        GROWTH      MARKET      VALUE       BALANCED
                                                    -------------   -----------   ----------   --------   ----------   ----------
ASSETS
   Investments in securities at value (A).........    $497,797      $1,175,017    $3,250,854   $964,747    $270,510     $405,688
   Cash...........................................       1,765              --             9         38       7,473           32
   Foreign currency(B)............................          --              --            --         --          --        3,635
   Unrealized appreciation on foreign currency
     exchange contracts...........................         702              --           592         --          --           28
   Unrealized appreciation on interest rate swap
     agreements...................................          --              --            --         --          --           --
   Receivable for:
     Securities sold..............................       1,060           1,064            --         --       1,087        2,009
     Dividends and interest.......................       1,404           2,100         1,943      7,084         566        1,781
     Fund shares sold.............................       1,649           6,066         3,773         --         861           --
     Futures variation margin.....................          --              --            --         --          --          190
   Other assets...................................         100              10            22         10           2            4
                                                      --------      ----------    ----------   --------    --------     --------
       TOTAL ASSETS...............................     504,477       1,184,257     3,257,193    971,879     280,499      413,367
                                                      --------      ----------    ----------   --------    --------     --------
LIABILITIES
   Cash overdraft.................................          --             102            --         --          --           --
   Unrealized depreciation on foreign currency
     exchange contracts...........................       4,203              --            --         --          --          170
   Written options outstanding, at value..........          --              --            --         --          --           --
   Sale Commitments, at value.....................          --              --            --         --          --           --
   Payable for:
     Securities purchased.........................       2,217           1,701            --         --       8,371        3,123
     Fund shares redeemed.........................          --              --            --         --          --          413
     Futures variation margin.....................          --              --            --         --          --           27
     Advisory fees................................         226             384         1,204         99         112          142
     Shareholder servicing fees...................          40              97           249         82          22           34
     Accrued dividends............................          --              --            --      3,896          --           --
     Accrued expenses and other liabilities.......         330              64            82         69          26          123
                                                      --------      ----------    ----------   --------    --------     --------
       TOTAL LIABILITIES..........................       7,016           2,348         1,535      4,146       8,531        4,032
                                                      --------      ----------    ----------   --------    --------     --------
NET ASSETS........................................    $497,461      $1,181,909    $3,255,658   $967,733    $271,968     $409,335
                                                      ========      ==========    ==========   ========    ========     ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share)...........    $     22      $       55    $       88   $    968    $     21     $     29
Additional paid-in capital........................     380,368         904,447     1,691,879    966,659     245,642      333,350
Undistributed net investment income (loss)........      (5,753)         13,889         1,221         --       3,943        9,572
Accumulated net realized gain (loss) on
 investments......................................      46,128          63,840       126,850        106       7,599       31,787
Accumulated net unrealized appreciation
 (depreciation) on investments....................      76,696         199,678     1,435,620         --      14,763       34,597
                                                      --------      ----------    ----------   --------    --------     --------
NET ASSETS........................................    $497,461      $1,181,909    $3,255,658   $967,733    $271,968     $409,335
                                                      ========      ==========    ==========   ========    ========     ========
Shares of common stock outstanding................      21,939          54,517        87,979    967,626      20,661       28,971
Net asset value, offering and redemption price per
 share............................................    $  22.67      $    21.68    $    37.00   $   1.00    $  13.16     $  14.13
                                                      ========      ==========    ==========   ========    ========     ========
(A) Investments at cost...........................    $417,636      $  975,339    $1,815,826   $964,747    $255,747     $372,165
(B) Foreign currency at cost......................    $     --      $       --    $       --   $     --    $     --     $  3,622
                                                      ========      ==========    ==========   ========    ========     ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

 -----------------------------------------------------------------------------------------------------------
                                                  PORTFOLIO
 -----------------------------------------------------------------------------------------------------------
               T. ROWE       PIMCO                                   T. ROWE         T. ROWE      NEUBERGER&
                PRICE        TOTAL      INVESCO      FOUNDERS         PRICE           PRICE         BERMAN
 FEDERATED      ASSET        RETURN      EQUITY      CAPITAL      INTERNATIONAL   INTERNATIONAL    MID-CAP
 HIGH YIELD   ALLOCATION      BOND       INCOME    APPRECIATION      EQUITY           BOND          GROWTH
 ----------   ----------   ----------   --------   ------------   -------------   -------------   ----------
               $350,584    $1,085,609   $829,883     $266,397       $449,693        $143,329       $259,092
  $585,583
                     --            --         4        18,670         16,584           1,156              3
        --
                     --         1,609        --            --          1,921             371             --
        --
                     --            --        --            --             --           1,253             --
        --
                     --            --        --            --             --              --             --
        --
                    157        22,528        --            --             20              --          1,095
       699
                  2,414         8,707     3,582            19            708           3,791             70
    10,047
                     --            --     1,216           948          3,527              --          3,493
     1,750
                     --            49        --            --             --              --             --
        --
                      3             8         7             3              5               1              2
         5
               --------    ----------   --------     --------       --------        --------       --------
  --------
                353,158     1,118,510   834,692       286,037        472,458         149,901        263,755
   598,084
               --------    ----------   --------     --------       --------        --------       --------
  --------
                      4         2,808        --            --             --              --             --
       633
                     --            12        --            --             --             176             --
        --
                     --         1,623        --            --             --              --             --
        --
                     --        20,106        --            --             --              --             --
        --
                  8,259       196,489     2,840            --             --              --          1,822
     1,529
                    545           466        --            --             --           1,586             --
        --
                     --           174        --            --             --              --             --
        --
                     82           206       256           133            194              52             88
       146
                     28            76        68            22             39              13             20
        51
                     --            --        --            --             --              --             --
        --
                     43            53        46            35             64             101             33
        45
               --------    ----------   --------     --------       --------        --------       --------
  --------
                  8,961       222,013     3,210           190            297           1,928          1,963
     2,404
               --------    ----------   --------     --------       --------        --------       --------
  --------
               $344,197    $  896,497   $831,482     $285,847       $472,161        $147,973       $261,792
  $595,680
               ========    ==========   ========     ========       ========        ========       ========
  ========
               $     19    $       75   $    48      $     16       $     35        $     13       $     15
  $     47
                264,982       823,419   646,891       228,913        366,358         131,426        211,117
   564,048
                  7,313        37,428    15,393        (1,352)           721          11,850           (717)
    46,298
                    171        33,587    24,065        (5,958)        22,227            (762)        18,696
     4,032
                 71,712         1,988   145,085        64,228         82,820           5,446         32,681
   (18,745)
               --------    ----------   --------     --------       --------        --------       --------
  --------
               $344,197    $  896,497   $831,482     $285,847       $472,161        $147,973       $261,792
  $595,680
               ========    ==========   ========     ========       ========        ========       ========
  ========
                 19,697        74,584    47,512        16,232         35,262          12,913         15,168
    47,080
               $  17.47    $    12.02   $ 17.50      $  17.61       $  13.39        $  11.46       $  17.26
  $  12.65
               ========    ==========   ========     ========       ========        ========       ========
  ========
               $278,881    $1,060,706   $684,798     $202,169       $366,902        $138,992       $226,411
  $604,328
               ========    ==========   ========     ========       ========        ========       ========
  ========
               $     --    $    1,611   $    --      $     --       $  1,914        $    371       $     --
  $     --
               ========    ==========   ========     ========       ========        ========       ========
  ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           ----------------------------------------------------------------------
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                       T. ROWE     PIMCO         AST                   AST PUTNAM
                                                                        PRICE     LIMITED    OPPENHEIMER   AST JANUS     VALUE
                                                           FOUNDERS    NATURAL    MATURITY    LARGE-CAP    OVERSEAS     GROWTH &
                                                           PASSPORT   RESOURCES     BOND       GROWTH       GROWTH       INCOME
                                                           --------   ---------   --------   -----------   ---------   ----------
ASSETS
   Investments in securities at value (A)...............   $118,413   $ 73,653    $462,767    $224,983     $607,451     $188,696
   Cash.................................................       110           1        638            3          815            1
   Foreign currency(B)..................................        --          --    --.....           --            1           --
   Unrealized appreciation on foreign currency exchange
     contracts..........................................        --          --    --.....           --          527           --
   Unrealized appreciation on interest rate swap
     agreements.........................................        --          --         --           --           --           --
   Receivable for:
     Securities sold....................................        --          --     51,834      101,993          231           70
     Dividends and interest.............................        51         154      3,971           91          435          347
     Fund shares sold...................................     1,650         384         --          892        3,021          888
     Futures variation margin...........................        --          --    --.....           --           --           --
   Other assets.........................................         1           1    3......            2            4            2
                                                           --------   --------    --------    --------     --------     --------
       TOTAL ASSETS.....................................   120,225      74,193    519,213...   327,964      612,485      190,004
                                                           --------   --------    --------    --------     --------     --------
LIABILITIES
   Cash overdraft.......................................        --          --         --           --           --           --
   Unrealized depreciation on foreign currency exchange
     contracts..........................................        --          --         --           --        2,960           --
   Written options outstanding, at value................        --          --    13.....           --           --           --
   Sale Commitments, at value...........................        --          --         --           --           --           --
   Payable for:
     Securities purchased...............................       110          --    168,225       26,840        1,775           --
     Fund shares redeemed...............................        --          --      1,109           --           --           --
     Futures variation margin...........................        --          --         13           --           --           --
     Advisory fees......................................        58          32         83          142          297           58
     Shareholder servicing fees.........................        10           6         29           24           94           28
     Accrued dividends..................................        --          --         --           --           --           --
     Accrued expenses and other liabilities.............        50          29    34.....           34          153           47
                                                           --------   --------    --------    --------     --------     --------
       TOTAL LIABILITIES................................       228          67    169,506...    27,040        5,279          133
                                                           --------   --------    --------    --------     --------     --------
NET ASSETS..............................................   $119,997   $ 74,126    $349,707...  $300,924    $607,206     $189,871
                                                           ========   ========    ========    ========     ========     ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share).............................   $     9    $      6    $    32     $     19     $     44     $     14
Additional paid-in capital..............................    98,992      82,240    330,616      232,983      544,338      167,144
Undistributed net investment income (loss)..............       691       1,137     18,176       (1,873)         591        1,630
Accumulated net realized gain (loss) on investments.....    (3,395)      8,509    89.....       34,226      (27,223)       8,800
Accumulated net unrealized appreciation (depreciation)
 on investments.........................................    23,700     (17,766)   794....       35,569       89,456       12,283
                                                           --------   --------    --------    --------     --------     --------
NET ASSETS..............................................   $119,997   $ 74,126    $349,707...  $300,924    $607,206     $189,871
                                                           ========   ========    ========    ========     ========     ========
Shares of common stock outstanding......................     9,204       6,191     31,549       18,722       44,196       14,096
Net asset value, offering and redemption price per
 share..................................................   $ 13.04    $  11.97    $11.08..    $  16.07     $  13.74     $  13.47
                                                           ========   ========    ========    ========     ========     ========
(A) Investments at cost.................................   $94,713    $ 91,419    $461,936...  $189,414    $515,581     $176,413
                                                           ========   ========    ========    ========     ========     ========
(B) Foreign currency at cost............................   $    --    $     --    $    --     $     --     $      1     $     --
                                                           ========   ========    ========    ========     ========     ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

  -----------------------------------------------------------------------------------------------
                                             PORTFOLIO
  -----------------------------------------------------------------------------------------------
  TWENTIETH     TWENTIETH       T. ROWE                            LORD      BANKERS
   CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    ABBETT      TRUST
  STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS    SMALL CAP   ENHANCED   STEIN ROE
  BALANCED       GROWTH          VALUE       GROWTH    REALTY      VALUE       500       VENTURE
  ---------   -------------   -----------   --------   -------   ---------   --------   ---------
   $89,364       $79,784       $302,272     $612,449   $33,051    $42,664    $268,110    $ 8,398
         2           123             --            1       --          --     22,229         476
        --            --             --           --       --          --         --          --
        --            21             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        --           464             --       16,602       --         192      1,208           9
       428           113            977           52      221          19        358           4
     1,305            --          2,796        3,594      113         387        587         103
        --            --             --           --       --          --        145          --
         1            --              3            4        9          --          2          --
   -------       -------       --------     --------   -------    -------    --------    -------
    91,100        80,505        306,048      632,702   33,394      43,262    292,639       8,990
   -------       -------       --------     --------   -------    -------    --------    -------
        --            --            309           --       --           3         --          --
        --            59             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        --         2,072          1,483       37,432      342       1,441      2,996          48
        --           542             --           --       --          --         --          --
        --            --             --           --       --          --         --          --
        34            44            127          215       16          16         37           5
         7             6             25           46        5           3         23           1
        --            --             --           --       --          --         --          --
        16            49             32           43        6          11         32           6
   -------       -------       --------     --------   -------    -------    --------    -------
        57         2,772          1,976       37,736      369       1,474      3,088          60
   -------       -------       --------     --------   -------    -------    --------    -------
   $91,043       $77,733       $304,072     $594,966   $33,025    $41,788    $289,551    $ 8,930
   =======       =======       ========     ========   =======    =======    ========    =======
   $     7       $     6       $     27     $     42   $    4     $     4    $    23     $     1
    77,783        71,368        323,482      513,710   37,210      43,838    255,589       9,613
       901           (99)         2,516          429    1,087         (45)     1,358         (31)
      (162)       (1,899)          (547)      (6,211)    (679)     (2,539)     3,968      (1,726)
    12,514         8,357        (21,406)      86,996   (4,597)        530     28,613       1,073
   -------       -------       --------     --------   -------    -------    --------    -------
   $91,043       $77,733       $304,072     $594,966   $33,025    $41,788    $289,551    $ 8,930
   =======       =======       ========     ========   =======    =======    ========    =======
     6,664         5,690         26,586       41,898    3,929       4,181     22,658       1,089
   $ 13.66       $ 13.66       $  11.44     $  14.20   $ 8.41     $  9.99    $ 12.78     $  8.20
   =======       =======       ========     ========   =======    =======    ========    =======
   $76,852       $71,389       $323,678     $525,453   $37,648    $42,134    $242,131    $ 7,325
   =======       =======       ========     ========   =======    =======    ========    =======
   $    --       $    --       $     --     $     --   $   --     $    --    $    --     $    --
   =======       =======       ========     ========   =======    =======    ========    =======

  -----------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            AST                                             NEUBERGER&
                                                          PUTNAM       LORD ABBETT                  AST       BERMAN       AST
                                                       INTERNATIONAL   GROWTH AND      JANCAP      MONEY     MID-CAP      PUTNAM
                                                          EQUITY         INCOME        GROWTH     MARKET      VALUE      BALANCED
                                                       -------------   -----------   ----------   -------   ----------   --------
INVESTMENT INCOME
   Interest..........................................     $   755       $  1,798     $   15,077   $52,052    $    660    $10,027
   Dividends.........................................       7,839         21,690          9,734        --       5,358      3,730
                                                          -------       --------     ----------   -------    --------    -------
       Total Investment Income.......................       8,594         23,488         24,811    52,052       6,018     13,757
                                                          -------       --------     ----------   -------    --------    -------
EXPENSES
   Investment advisory fees..........................       4,131          7,905         18,935     4,657       1,715      2,860
   Shareholder servicing fees........................         473          1,054          2,104       931         209        387
   Administration and accounting fees................         340            460            565       433         203        312
   Custodian fees....................................         335            120            199        80          40        225
   Professional fees.................................          18             41             82        36           8         16
   Trustees' fees....................................           8             18             35        15           4          7
   Insurance expenses................................           5             11             22        10           2          4
   Miscellaneous expenses............................          11             17             29        13           7         73
                                                          -------       --------     ----------   -------    --------    -------
       Total Expenses................................       5,321          9,626         21,971     6,175       2,188      3,884
       Less: Advisory fee waivers and expense
         reimbursements..............................          --            (27)          (552)     (587)         --         --
                                                          -------       --------     ----------   -------    --------    -------
       Net Expenses..................................       5,321          9,599         21,419     5,588       2,188      3,884
                                                          -------       --------     ----------   -------    --------    -------
Net Investment Income (Loss).........................       3,273         13,889          3,392    46,464       3,830      9,873
                                                          -------       --------     ----------   -------    --------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities....................................      38,462         64,048        129,467       106       7,804     24,929
       Foreign currency transactions.................      (2,580)            --         (4,322)       --          --        131
       Futures contracts.............................          --             --             --        --          --      6,475
       Interest rate swaps...........................          --             --             --        --          --         --
       Option contracts..............................          --             --             --        --          --         --
                                                          -------       --------     ----------   -------    --------    -------
   Net realized gain (loss)..........................      35,882         64,048        125,145       106       7,804     31,535
                                                          -------       --------     ----------   -------    --------    -------
 Net change in unrealized appreciation (depreciation)
   on:
       Securities....................................      43,958         47,175      1,054,833        --     (11,166)     3,477
       Futures contracts.............................          --             --             --        --          --      1,492
       Written option contracts......................          --             --             --        --          --         --
       Interest rate swaps...........................          --             --             --        --          --         --
       Translation of assets and liabilities
         denominated in foreign currencies...........      (1,493)            --            516        --          --        (31)
                                                          -------       --------     ----------   -------    --------    -------
   Net change in unrealized appreciation
     (depreciation)..................................      42,465         47,175      1,055,349        --     (11,166)     4,938
                                                          -------       --------     ----------   -------    --------    -------
   Net gain (loss) on investments....................      78,347        111,223      1,180,494       106      (3,362)    36,473
                                                          -------       --------     ----------   -------    --------    -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations.................................     $81,620       $125,112     $1,183,886   $46,570    $    468    $46,346
                                                          =======       ========     ==========   =======    ========    =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
--------------------------------------------------------------------------------------------------------
                            PIMCO                                T. ROWE         T. ROWE      NEUBERGER&
               T. ROWE      TOTAL    INVESCO     FOUNDERS         PRICE           PRICE         BERMAN
FEDERATED    PRICE ASSET   RETURN    EQUITY      CAPITAL      INTERNATIONAL   INTERNATIONAL    MID-CAP
HIGH YIELD   ALLOCATION     BOND     INCOME    APPRECIATION      EQUITY           BOND          GROWTH
----------   -----------   -------   -------   ------------   -------------   -------------   ----------
 $ 50,155      $ 7,923     $44,550   $13,716     $ 1,227         $   723         $ 8,291       $   924
    1,247        2,246          6     8,295          271           7,885              --           615
 --------      -------     -------   -------     -------         -------         -------       -------
   51,402       10,169     44,556    22,011        1,498           8,608           8,291         1,539
 --------      -------     -------   -------     -------         -------         -------       -------
    4,021        2,281      4,772     5,341        2,288           4,652           1,126         1,782
      536          268        734       712          254             465             141           210
      357          241        402       397          232             338             141           204
       60           48        125        77           50             275             130            40
       24           11         29        28           10              18               5             8
        9            4         12        12            4               8               2             3
        5            3          8         7            2               4               2             2
       92           68         26        20           10              52              22             7
 --------      -------     -------   -------     -------         -------         -------       -------
    5,104        2,924      6,108     6,594        2,850           5,812           1,569         2,256
       --           --         --        --           --              --              --            --
 --------      -------     -------   -------     -------         -------         -------       -------
    5,104        2,924      6,108     6,594        2,850           5,812           1,569         2,256
 --------      -------     -------   -------     -------         -------         -------       -------
   46,298        7,245     38,448    15,417       (1,352)          2,796           6,722          (717)
 --------      -------     -------   -------     -------         -------         -------       -------
    4,047          191      6,872    24,041       (5,945)         22,769           5,062        19,756
       --           23        630        --            3             486            (533)           --
       --           --     24,536        --           --              --              --            --
       --           --        579        --           --              --              --            --
       --           --      1,239        --           --              --              --            --
 --------      -------     -------   -------     -------         -------         -------       -------
    4,047          214     33,856    24,041       (5,942)         23,255           4,529        19,756
 --------      -------     -------   -------     -------         -------         -------       -------
  (38,540)      38,780     (1,962)   50,324       21,943          39,848           6,940        28,800
       --           --     (2,193)       --           --              --              --            --
       --           --       (356)       --           --              --              --            --
       --           --       (188)       --           --              --              --            --
       --           10     (1,619)       --           --              52           1,116            --
 --------      -------     -------   -------     -------         -------         -------       -------
  (38,540)      38,790     (6,318)   50,324       21,943          39,900           8,056        28,800
 --------      -------     -------   -------     -------         -------         -------       -------
  (34,493)      39,004     27,538    74,365       16,001          63,155          12,585        48,556
 --------      -------     -------   -------     -------         -------         -------       -------
   11,805
 $             $46,249     $65,986   $89,782     $14,649         $65,951         $19,307       $47,839
 ========      =======     =======   =======     =======         =======         =======       =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
(AMOUNTS IN THOUSANDS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  PIMCO         AST         AST
                                                                    T. ROWE      LIMITED    OPPENHEIMER    JANUS      AST PUTNAM
                                                      FOUNDERS   PRICE NATURAL   MATURITY    LARGE-CAP    OVERSEAS   VALUE GROWTH
                                                      PASSPORT     RESOURCES       BOND       GROWTH       GROWTH      & INCOME
                                                      --------   -------------   --------   -----------   --------   ------------
INVESTMENT INCOME
   Interest.........................................  $ 1,108      $    144      $20,801      $   175     $  2,850     $   290
   Dividends........................................      867         2,073           --        1,232        4,064       2,892
                                                      -------      --------      -------      -------     --------     -------
       Total Investment Income......................    1,975         2,217       20,801        1,407        6,914       3,182
                                                      -------      --------      -------      -------     --------     -------
EXPENSES
   Investment advisory fees.........................    1,219           869        2,060        2,694        4,345       1,165
   Shareholder servicing fees.......................      122            97          317          269          434         155
   Administration and accounting fees...............      122            97          270          242          321         155
   Custodian fees...................................      100            40           50           50          350          60
   Professional fees................................        5             4           13           11           16           6
   Trustees' fees...................................        2             1            5            4            7           3
   Insurance expenses...............................        1             1            3            3            5           2
   Miscellaneous expenses...........................       11            10           20            7           32           6
                                                      -------      --------      -------      -------     --------     -------
       Total Expenses...............................    1,582         1,119        2,738        3,280        5,510       1,552
       Less: Advisory fee waivers and expense
         reimbursements.............................       --            --           --           --           --          --
                                                      -------      --------      -------      -------     --------     -------
       Net Expenses.................................    1,582         1,119        2,738        3,280        5,510       1,552
                                                      -------      --------      -------      -------     --------     -------
Net Investment Income (Loss)........................      393         1,098       18,063       (1,873)       1,404       1,630
                                                      -------      --------      -------      -------     --------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...................................      239         8,557          916       38,928      (17,292)      8,830
       Foreign currency transactions................     (168)          (24)          (2)          --       (8,144)         --
       Futures contracts............................       --            --          108           --           --          --
       Interest rate swaps..........................       --            --           94           --           --          --
       Option contracts.............................       --            --           --           --           --          --
                                                      -------      --------      -------      -------     --------     -------
   Net realized gain (loss).........................       71         8,533        1,116       38,928      (25,436)      8,830
                                                      -------      --------      -------      -------     --------     -------
 Net change in unrealized appreciation
   (depreciation) on:
       Securities...................................   12,477       (20,469)      (1,294)      27,050       78,096       6,641
       Futures contracts............................       --            --          (75)          --           --          --
       Written option contracts.....................       --            --           --           --           --          --
       Interest rate swaps..........................       --            --          (30)          --           --          --
       Translation of assets and liabilities
         denominated in foreign currencies..........        7            --         (395)          --       (2,276)         --
                                                      -------      --------      -------      -------     --------     -------
   Net change in unrealized appreciation
     (depreciation).................................   12,484       (20,469)      (1,794)      27,050       75,820       6,641
                                                      -------      --------      -------      -------     --------     -------
   Net gain (loss) on investments...................   12,555       (11,936)        (678)      65,978       50,384      15,471
                                                      -------      --------      -------      -------     --------     -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................  $12,948      $(10,838)     $17,385      $64,105     $ 51,788     $17,101
                                                      =======      ========      =======      =======     ========     =======

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1998.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
---------------------------------------------------------------------------------------------------
TWENTIETH     TWENTIETH       T. ROWE                                         BANKERS
 CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    LORD ABBETT    TRUST
STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS      SMALL CAP    ENHANCED   STEIN ROE
BALANCED       GROWTH          VALUE      GROWTH    REALTY(1)    VALUE(1)      500(1)    VENTURE(1)
---------   -------------   -----------   -------   ---------   -----------   --------   ----------
 $ 1,261       $   225       $  1,279     $1,639     $    67      $    82     $   555     $    17
     196           764          4,234      1,792       1,301          150       1,823          10
 -------       -------       --------     -------    -------      -------     -------     -------
   1,457           989          5,513      3,431       1,368          232       2,378          27
 -------       -------       --------     -------    -------      -------     -------     -------
     432           563          2,424      2,446         217          201         765          41
      51            56            269        272          22           21         128           4
      63            85            242        222          26           26          62          25
      24           200             40         40          12           24         110          15
       2             2             11          9           1            1           5          --
       1             1              4          4          --           --           2          --
       1             1              3          3          --           --           1          --
       4            22              7          6           3            4          21           2
 -------       -------       --------     -------    -------      -------     -------     -------
     578           930          3,000      3,002         281          277       1,094          87
      18            --             --         --          --           --         (74)        (29)
 -------       -------       --------     -------    -------      -------     -------     -------
     596           930          3,000      3,002         281          277       1,020          58
 -------       -------       --------     -------    -------      -------     -------     -------
     861            59          2,513        429       1,087          (45)      1,358         (31)
 -------       -------       --------     -------    -------      -------     -------     -------
     151        (1,148)         1,425     (7,239)       (679)      (2,539)      2,467      (1,726)
      94          (270)            --        (29)         --           --          --          --
      --            --         (1,970)        --          --           --       1,501          --
      --            --             --         --          --           --          --          --
      --            --             --      1,057          --           --          --          --
 -------       -------       --------     -------    -------      -------     -------     -------
     245        (1,418)          (545)    (6,211)       (679)      (2,539)      3,968      (1,726)
 -------       -------       --------     -------    -------      -------     -------     -------
  10,681         7,024        (38,214)    86,973      (4,597)         530      28,613       1,073
      --            --             --         --          --           --          --          --
      --            --             --         --          --           --          --          --
      --            --             --         --          --           --          --          --
       3          (132)            --         --          --           --          --          --
 -------       -------       --------     -------    -------      -------     -------     -------
  10,684         6,892        (38,214)    86,973      (4,597)         530      28,613       1,073
 -------       -------       --------     -------    -------      -------     -------     -------
  10,929         5,474        (38,759)    80,762      (5,276)      (2,009)     32,581        (653)
 -------       -------       --------     -------    -------      -------     -------     -------
  11,790
 $             $ 5,533       $(36,246)    $81,191    $(4,189)     $(2,054)    $33,939     $  (684)
 =======       =======       ========     =======    =======      =======     =======     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                           -------------------------------------------------------
                                                                                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                  AST PUTNAM                    LORD ABBETT
                                                             INTERNATIONAL EQUITY            GROWTH AND INCOME
                                                           ------------------------      -------------------------
                                                             1998           1997            1998            1997
                                                           ---------      ---------      -----------      --------
FROM OPERATIONS
    Net investment income (loss).......................    $   3,273      $   3,398      $    13,889      $ 11,541
    Net realized gain (loss) on investments............       35,882         49,254           64,048        50,708
    Net change in unrealized appreciation
      (depreciation) on investments....................       42,465         10,077           47,175        81,537
                                                           ---------      ---------      -----------      --------
      Net Increase (Decrease) in Net Assets from
         Operations....................................       81,620         62,729          125,112       143,786
                                                           ---------      ---------      -----------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income...........................................      (13,084)        (5,413)         (11,541)       (7,379)
    Distributions to shareholders from capital gains...      (38,174)       (17,443)         (50,708)      (13,267)
                                                           ---------      ---------      -----------      --------
      Total Dividends and Distributions to
         Shareholders..................................      (51,258)       (22,856)         (62,249)      (20,646)
                                                           ---------      ---------      -----------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..........................      185,700        125,193          270,381       426,438
    Net asset value of shares issued in reinvestment of
      dividends and distributions......................       51,257         22,856           62,249        20,647
    Cost of shares redeemed............................     (182,128)      (121,863)        (150,570)     (163,736)
                                                           ---------      ---------      -----------      --------
      Increase (Decrease) in Net Assets from Capital
         Share Transactions............................       54,829         26,186          182,060       283,349
                                                           ---------      ---------      -----------      --------
         Total Increase (Decrease) in Net Assets.......       85,191         66,059          244,923       406,489
NET ASSETS
    Beginning of Period................................      412,270        346,211          936,986       530,497
                                                           ---------      ---------      -----------      --------
    End of Period......................................    $ 497,461      $ 412,270      $ 1,181,909      $936,986
                                                           =========      =========      ===========      ========
SHARES ISSUED AND REDEEMED
    Shares sold........................................        8,691          6,183           13,210        22,448
    Shares issued in reinvestment of dividends and
      distributions....................................        2,483          1,229            3,057         1,185
    Shares redeemed....................................       (8,600)        (6,057)          (7,400)       (8,879)
                                                           ---------      ---------      -----------      --------
      Net Increase (Decrease) in Shares Outstanding....        2,574          1,355            8,867        14,754
                                                           =========      =========      ===========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------
                                           PORTFOLIO
------------------------------------------------------------------------------------------------
                                                        NEUBERGER&BERMAN
     JANCAP GROWTH            AST MONEY MARKET           MID-CAP VALUE       AST PUTNAM BALANCED
-----------------------   -------------------------   --------------------   -------------------
   1998         1997         1998          1997         1998        1997       1998       1997
----------   ----------   -----------   -----------   ---------   --------   --------   --------
$    3,392   $    3,000   $    46,464   $    33,089   $   3,830   $  4,517   $  9,873   $  8,977
   125,145       84,851           106            61       7,804     16,140     31,535     22,004
 1,055,349      199,524            --            --     (11,166)    13,829      4,938     21,963
----------   ----------   -----------   -----------   ---------   --------   --------   --------
 1,183,886      287,375        46,570        33,150         468     34,486     46,346     52,944
----------   ----------   -----------   -----------   ---------   --------   --------   --------
    (5,171)      (2,524)      (46,464)      (33,089)     (4,404)    (3,604)    (9,278)    (6,615)
   (82,896)     (42,072)          (61)          (80)    (16,269)    (5,148)   (21,696)   (30,342)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
   (88,067)     (44,596)      (46,525)      (33,169)    (20,673)    (8,752)   (30,974)   (36,957)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
 1,505,748      862,306     3,991,163     2,492,066     190,527     90,589     35,841     42,308
    88,067       44,596        45,987        31,988      20,673      8,752     30,974     36,957
  (945,578)    (530,403)   (3,829,350)   (2,313,617)   (120,170)   (47,070)   (30,443)   (24,140)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
   648,237      376,499       207,800       210,437      91,030     52,271     36,372     55,125
----------   ----------   -----------   -----------   ---------   --------   --------   --------
 1,744,056      619,278       207,845       210,418      70,825     78,005     51,744     71,112
 1,511,602      892,324       759,888       549,470     201,143    123,138    357,591    286,479
----------   ----------   -----------   -----------   ---------   --------   --------   --------
$3,255,658   $1,511,602   $   967,733   $   759,888   $ 271,968   $201,143   $409,335   $357,591
==========   ==========   ===========   ===========   =========   ========   ========   ========
    53,163       40,825     3,991,163     2,492,065      14,882      6,689      2,666      3,259
     3,601        2,311        45,987        31,988       1,531        711      2,361      3,095
   (34,087)     (25,329)   (3,829,350)   (2,313,617)     (9,030)    (3,718)    (2,282)    (1,850)
----------   ----------   -----------   -----------   ---------   --------   --------   --------
    22,677       17,807       207,800       210,436       7,383      3,682      2,745      4,504
==========   ==========   ===========   ===========   =========   ========   ========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                              ---------------------------------------------------
                                                                                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                                                               T. ROWE PRICE
                                                               FEDERATED HIGH YIELD           ASSET ALLOCATION
                                                              -----------------------      ----------------------
                                                                1998           1997          1998          1997
                                                              ---------      --------      --------      --------
FROM OPERATIONS
    Net investment income (loss)..........................    $  46,298      $ 27,616      $  7,245      $  4,904
    Net realized gain (loss) on investments...............        4,047         1,491           214           889
    Net change in unrealized appreciation (depreciation)
      on investments......................................      (38,540)       10,886        38,790        21,216
                                                              ---------      --------      --------      --------
      Net Increase (Decrease) in Net Assets from
         Operations.......................................       11,805        39,993        46,249        27,009
                                                              ---------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income..............................................      (27,616)      (10,610)       (4,836)       (2,585)
    Distributions to shareholders from capital gains......       (1,507)       (1,263)         (930)       (2,403)
                                                              ---------      --------      --------      --------
      Total Dividends and Distributions to Shareholders...      (29,123)      (11,873)       (5,766)       (4,988)
                                                              ---------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.............................      347,227       269,597       103,937        74,080
    Net asset value of shares issued in reinvestment of
      dividends and distributions.........................       29,123        11,874         5,767         4,987
    Cost of shares redeemed...............................     (197,772)      (80,433)      (19,065)       (8,162)
                                                              ---------      --------      --------      --------
      Increase (Decrease) in Net Assets from Capital Share
         Transactions.....................................      178,578       201,038        90,639        70,905
                                                              ---------      --------      --------      --------
         Total Increase (Decrease) in Net Assets..........      161,260       229,158       131,122        92,926
NET ASSETS
    Beginning of Period...................................      434,420       205,262       213,075       120,149
                                                              ---------      --------      --------      --------
    End of Period.........................................    $ 595,680      $434,420      $344,197      $213,075
                                                              =========      ========      ========      ========
SHARES ISSUED AND REDEEMED
    Shares sold...........................................       27,343        21,771         6,425         5,224
    Shares issued in reinvestment of dividends and
      distributions.......................................        2,302         1,000           371           377
    Shares redeemed.......................................      (15,704)       (6,550)       (1,181)         (570)
                                                              ---------      --------      --------      --------
      Net Increase (Decrease) in Shares Outstanding.......       13,941        16,221         5,615         5,031
                                                              =========      ========      ========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------
                                             PORTFOLIO
----------------------------------------------------------------------------------------------------
       PIMCO                                                                       T. ROWE PRICE
 TOTAL RETURN BOND     INVESCO EQUITY INCOME   FOUNDERS CAPITAL APPRECIATION   INTERNATIONAL EQUITY
--------------------   ---------------------   -----------------------------   ---------------------
  1998        1997       1998        1997          1998            1997          1998        1997
---------   --------   ---------   ---------   -------------   -------------   ---------   ---------
$  38,448   $ 25,494   $  15,417   $  12,069     $  (1,352)      $    (777)    $   2,796   $   3,120
   33,856     16,378      24,041      30,597        (5,942)         13,327        23,255       8,904
   (6,318)     3,629      50,324      52,553        21,943           4,903        39,900      (3,621)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
   65,986     45,501      89,782      95,219        14,649          17,453        65,951       8,403
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  (26,514)   (15,321)    (12,093)     (7,141)           --              --        (5,390)     (2,360)
  (12,394)        --     (30,573)     (9,950)      (12,821)             --        (8,769)     (2,682)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  (38,908)   (15,321)    (42,666)    (17,091)      (12,821)             --       (14,159)     (5,042)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  443,436    239,491     341,838     325,090       112,086         159,953       376,940     303,075
   38,909     15,321      42,666      17,091        12,821              --        14,158       5,042
 (185,026)   (72,902)   (202,243)   (166,884)     (119,146)       (119,216)     (435,185)   (249,581)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  297,319    181,910     182,261     175,297         5,761          40,737       (44,087)     58,536
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
  324,397    212,090     229,377     253,425         7,589          58,190         7,705      61,897
  572,100    360,010     602,105     348,680       278,258         220,068       464,456     402,559
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
$ 896,497   $572,100   $ 831,482   $ 602,105     $ 285,847       $ 278,258     $ 472,161   $ 464,456
=========   ========   =========   =========     =========       =========     =========   =========
   38,021     21,382      20,510      21,367         7,069           9,416        29,768      24,350
    3,502      1,429       2,613       1,227           706              --         1,115         419
  (15,740)    (6,415)    (12,079)    (11,049)       (7,164)         (6,897)      (34,036)    (19,694)
---------   --------   ---------   ---------     ---------       ---------     ---------   ---------
   25,783     16,396      11,044      11,545           611           2,519        (3,153)      5,075
=========   ========   =========   =========     =========       =========     =========   =========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                             ----------------------------------------------------
                                                                                  PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                                 T. ROWE PRICE               NEUBERGER&BERMAN
                                                               INTERNATIONAL BOND             MID-CAP GROWTH
                                                             ----------------------      ------------------------
                                                               1998          1997          1998           1997
                                                             --------      --------      ---------      ---------
FROM OPERATIONS
    Net investment income (loss).........................    $  6,722      $  5,568      $    (717)     $     122
    Net realized gain (loss) on investments..............       4,529        (4,845)        19,756         33,536
    Net change in unrealized appreciation (depreciation)
      on investments.....................................       8,056        (3,925)        28,800        (11,415)
                                                             --------      --------      ---------      ---------
      Net Increase (Decrease) in Net Assets from
         Operations......................................      19,307        (3,202)        47,839         22,243
                                                             --------      --------      ---------      ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.............................................        (440)       (1,563)          (122)          (223)
    Distributions to shareholders from capital gains.....      (1,035)       (2,503)       (34,532)        (1,347)
                                                             --------      --------      ---------      ---------
      Total Dividends and Distributions to
         Shareholders....................................      (1,475)       (4,066)       (34,654)        (1,570)
                                                             --------      --------      ---------      ---------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold............................      34,101        57,168        183,164        210,696
    Net asset value of shares issued in reinvestment of
      dividends and distributions........................       1,475         4,066         34,654          1,570
    Cost of shares redeemed..............................     (35,843)      (21,793)      (154,261)      (184,136)
                                                             --------      --------      ---------      ---------
      Increase (Decrease) in Net Assets from Capital
         Share Transactions..............................        (267)       39,441         63,557         28,130
                                                             --------      --------      ---------      ---------
         Total Increase (Decrease) in Net Assets.........      17,565        32,173         76,742         48,803
NET ASSETS
    Beginning of Period..................................     130,408        98,235        185,050        136,247
                                                             --------      --------      ---------      ---------
    End of Period........................................    $147,973      $130,408      $ 261,792      $ 185,050
                                                             ========      ========      =========      =========
SHARES ISSUED AND REDEEMED
    Shares sold..........................................       3,207         5,634         11,663         13,595
    Shares issued in reinvestment of dividends and
      distributions......................................         144           405          2,141            109
    Shares redeemed......................................      (3,340)       (2,152)        (9,777)       (12,032)
                                                             --------      --------      ---------      ---------
      Net Increase (Decrease) in Shares Outstanding......          11         3,887          4,027          1,672
                                                             ========      ========      =========      =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------------------------------------------
                                       PORTFOLIO
----------------------------------------------------------------------------------------
                          T. ROWE PRICE         PIMCO LIMITED         AST OPPENHEIMER
 FOUNDERS PASSPORT      NATURAL RESOURCES       MATURITY BOND         LARGE-CAP GROWTH
--------------------   -------------------   --------------------   --------------------
  1998        1997       1998       1997       1998        1997       1998        1997
---------   --------   --------   --------   ---------   --------   ---------   --------
$     393   $    547   $  1,098   $  1,072   $  18,063   $ 14,491   $  (1,873)  $   (890)
       71     (3,437)     8,533      6,263       1,116        427      38,928     (4,645)
   12,484      5,943    (20,469)    (5,032)     (1,794)     3,612      27,050      5,704
---------   --------   --------   --------   ---------   --------   ---------   --------
   12,948      3,053    (10,838)     2,303      17,385     18,530      64,105        169
---------   --------   --------   --------   ---------   --------   ---------   --------
     (249)      (805)    (1,033)      (417)    (14,378)    10,857          --         --
       --       (129)    (6,254)    (2,073)         --         --          --         --
---------   --------   --------   --------   ---------   --------   ---------   --------
     (249)      (934)    (7,287)    (2,490)    (14,378)   (10,857)         --         --
---------   --------   --------   --------   ---------   --------   ---------   --------
  111,816     74,511     23,994     63,364     169,835    141,511     115,467    265,275
      249        933      7,287      2,489      14,379     10,857          --         --
 (122,705)   (77,268)   (50,984)   (42,246)   (126,156)   (80,412)   (114,296)   (78,586)
---------   --------   --------   --------   ---------   --------   ---------   --------
  (10,640)    (1,824)   (19,703)    23,607      58,058     71,956       1,171    186,689
---------   --------   --------   --------   ---------   --------   ---------   --------
    2,059        295    (37,828)    23,420      61,065     79,629      65,276    186,858
  117,938    117,643    111,954     88,534     288,642    209,013     235,648     48,790
---------   --------   --------   --------   ---------   --------   ---------   --------
$ 119,997   $117,938   $ 74,126   $111,954   $ 349,707   $288,642   $ 300,924   $235,648
=========   ========   ========   ========   =========   ========   =========   ========
    8,699      6,247      1,743      4,198      15,604     13,311       8,359     20,523
       20         78        527        172       1,360      1,049          --         --
   (9,531)    (6,422)    (3,762)    (2,804)    (11,604)    (7,504)     (8,303)    (6,296)
---------   --------   --------   --------   ---------   --------   ---------   --------
     (812)       (97)    (1,492)     1,566       5,360      6,856          56     14,227
=========   ========   ========   ========   =========   ========   =========   ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                             -------------------------------------------------------
                                                                                    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                                AST PUTNAM VALUE
                                                             AST JANUS OVERSEAS GROWTH           GROWTH & INCOME
                                                             --------------------------      -----------------------
                                                                1998          1997(1)          1998         1997(1)
                                                             ----------      ----------      ---------      --------
FROM OPERATIONS
    Net investment income (loss).........................     $  1,404        $    452       $   1,630      $    686
    Net realized gain (loss) on investments..............      (25,436)         (1,787)          8,830         1,862
    Net change in unrealized appreciation (depreciation)
      on investments.....................................       75,820          13,636           6,641         5,642
                                                              --------        --------       ---------      --------
      Net Increase (Decrease) in Net Assets from
         Operations......................................       51,788          12,301          17,101         8,190
                                                              --------        --------       ---------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.............................................       (1,265)             --            (686)           --
    Distributions to shareholders from capital gains.....           --              --          (1,892)           --
                                                              --------        --------       ---------      --------
      Total Dividends and Distributions to
         Shareholders....................................       (1,265)             --          (2,578)           --
                                                              --------        --------       ---------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold............................      627,893         295,567          79,616       121,563
    Net asset value of shares issued in reinvestment of
      dividends and distributions........................        1,265              --           2,578            --
    Cost of shares redeemed..............................     (328,180)        (52,163)        (24,284)      (12,315)
                                                              --------        --------       ---------      --------
      Increase (Decrease) in Net Assets from Capital
         Share Transactions..............................      300,978         243,404          57,910       109,248
                                                              --------        --------       ---------      --------
         Total Increase (Decrease) in Net Assets.........      351,501         255,705          72,433       117,438
NET ASSETS
    Beginning of Period..................................      255,705              --         117,438            --
                                                              --------        --------       ---------      --------
    End of Period........................................     $607,206        $255,705       $ 189,871      $117,438
                                                              ========        ========       =========      ========
SHARES ISSUED AND REDEEMED
    Shares sold..........................................       47,356          25,962           6,243        10,693
    Shares issued in reinvestment of dividends and
      distributions......................................           98              --             202            --
    Shares redeemed......................................      (24,800)         (4,420)         (1,954)       (1,088)
                                                              --------        --------       ---------      --------
      Net Increase (Decrease) in Shares Outstanding......       22,654          21,542           4,491         9,605
                                                              ========        ========       =========      ========

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1997.
(2) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------
                                         PORTFOLIO
-------------------------------------------------------------------------------------------
 TWENTIETH CENTURY      TWENTIETH CENTURY     T. ROWE PRICE SMALL
STRATEGIC BALANCED    INTERNATIONAL GROWTH       COMPANY VALUE      MARSICO CAPITAL GROWTH
-------------------   ---------------------   -------------------   -----------------------
  1998     1997(1)      1998       1997(1)      1998     1997(1)       1998        1997(2)
--------   --------   ---------   ---------   --------   --------   -----------   ---------
$   861    $   273    $     59    $    (92)   $  2,513   $    949    $     429     $     6
    245       (407)     (1,418)       (481)       (545)     1,023       (6,211)         --
 10,684      1,830       6,892       1,465     (38,214)    16,808       86,973          23
-------    -------    --------    --------    --------   --------    ---------     -------
 11,790      1,696       5,533         892     (36,246)    18,780       81,191          29
-------    -------    --------    --------    --------   --------    ---------     -------
   (233)        --         (66)         --        (946)        --           (6)         --
     --         --          --          --      (1,025)        --           --          --
-------    -------    --------    --------    --------   --------    ---------     -------
   (233)        --         (66)         --      (1,971)        --           (6)         --
-------    -------    --------    --------    --------   --------    ---------     -------
 56,082     29,464      91,526      48,070     223,838    210,455      609,599       9,665
    233         --          66          --       1,971         --            6          --
 (5,776)    (2,213)    (52,451)    (15,837)    (83,416)   (29,339)    (103,123)     (2,395)
-------    -------    --------    --------    --------   --------    ---------     -------
 50,539     27,251      39,141      32,233     142,393    181,116      506,482       7,270
-------    -------    --------    --------    --------   --------    ---------     -------
 62,096     28,947      44,608      33,125     104,176    199,896      587,667       7,299
 28,947         --      33,125          --     199,896         --        7,299          --
-------    -------    --------    --------    --------   --------    ---------     -------
$91,043    $28,947    $ 77,733    $ 33,125    $304,072   $199,896    $ 594,966     $ 7,299
=======    =======    ========    ========    ========   ========    =========     =======
  4,561      2,754       6,818       4,258      17,995     17,898       49,747         966
     20         --           5          --         146         --            1          --
   (469)      (202)     (4,008)     (1,383)     (7,075)    (2,378)      (8,577)       (239)
-------    -------    --------    --------    --------   --------    ---------     -------
  4,112      2,552       2,815       2,875      11,066     15,520       41,171         727
=======    =======    ========    ========    ========   ========    =========     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------
                                                                                    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                          COHEN &           LORD ABBETT        BANKERS TRUST      STEIN ROE
                                                       STEERS REALTY      SMALL CAP VALUE      ENHANCED 500        VENTURE
                                                       -------------      ---------------      -------------      ---------
                                                          1998(3)             1998(3)             1998(3)          1998(3)
                                                       -------------      ---------------      -------------      ---------
FROM OPERATIONS
    Net investment income (loss)...................       $ 1,087            $    (45)           $   1,358         $   (31)
    Net realized gain (loss) on investments........          (679)             (2,539)               3,968          (1,726)
    Net change in unrealized appreciation
      (depreciation) on investments................        (4,597)                530               28,613           1,073
                                                          -------            --------            ---------         -------
      Net Increase (Decrease) in Net Assets from
         Operations................................        (4,189)             (2,054)              33,939            (684)
                                                          -------            --------            ---------         -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.......................................            --                  --                   --              --
    Distributions to shareholders from capital
      gains........................................            --                  --                   --              --
                                                          -------            --------            ---------         -------
         Total Dividends and Distributions to
           Shareholders............................            --                  --                   --              --
                                                          -------            --------            ---------         -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold......................        43,323              55,415              399,894          11,360
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions................................            --                  --                   --              --
    Cost of shares redeemed........................        (6,109)            (11,573)            (144,282)         (1,746)
                                                          -------            --------            ---------         -------
    Increase (Decrease) in Net Assets from Capital
      Share Transactions...........................        37,214              43,842              255,612           9,614
                                                          -------            --------            ---------         -------
      Total Increase (Decrease) in Net Assets......        33,025              41,788              289,551           8,930
NET ASSETS
    Beginning of Period............................            --                  --                   --              --
                                                          -------            --------            ---------         -------
    End of Period..................................       $33,025            $ 41,788            $ 289,551         $ 8,930
                                                          =======            ========            =========         =======
SHARES ISSUED AND REDEEMED
    Shares sold....................................         4,659               5,384               35,658           1,309
    Shares issued in reinvestment of dividends and
      distributions................................            --                  --                   --              --
    Shares redeemed................................          (730)             (1,203)             (13,000)           (220)
                                                          -------            --------            ---------         -------
      Net Increase (Decrease) in Shares
         Outstanding...............................         3,929               4,181               22,658           1,089
                                                          =======            ========            =========         =======

--------------------------------------------------------------------------------
(3) Commenced operations on January 2, 1998.

See Notes to Financial Statement.

                      [This page intentionally left blank]

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                            INCREASE (DECREASE) FROM
                                                             INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                     --------------------------------------   -------------------------------------
                                         NET ASSET      NET
                              YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                             ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
       PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
------------------------  ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST Putnam                    1998        $21.29      $  0.20       $  3.81       $  4.01      $  (0.67)   $  (1.96)    $  (2.63)
  International Equity        1997         19.22         0.36          2.96          3.32         (0.30)      (0.95)       (1.25)
                              1996         18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)
                              1995         17.61         0.14          1.44          1.58            --       (0.99)       (0.99)
                              1994         17.34         0.10          0.36          0.46         (0.03)      (0.16)       (0.19)
Lord Abbett                   1998        $20.53      $  0.25       $  2.23       $  2.48      $  (0.25)   $  (1.08)    $  (1.33)
  Growth and Income           1997         17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)
                              1996         14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)
                              1995         12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)
                              1994         12.06         0.20          0.06          0.26         (0.12)      (0.20)       (0.32)
JanCap Growth                 1998        $23.15      $  0.04       $ 15.10       $ 15.14      $  (0.08)   $  (1.21)    $  (1.29)
                              1997         18.79         0.06          5.16          5.22         (0.05)      (0.81)       (0.86)
                              1996         15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)
                              1995         11.22         0.06          4.18          4.24         (0.06)         --        (0.06)
                              1994         11.78         0.06         (0.59)        (0.53)        (0.03)         --        (0.03)
AST Money Market              1998        $ 1.00      $0.0502       $0.0002       $0.0504      $(0.0502)   $(0.0002)    $(0.0504)
                              1997          1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)
                              1996          1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)
                              1995          1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)
                              1994          1.00       0.0367        0.0002        0.0369       (0.0367)    (0.0002)     (0.0369)
Neuberger&Berman              1998        $15.15      $  0.21       $ (0.52)      $ (0.31)     $  (0.36)   $  (1.32)    $  (1.68)
  Mid-Cap Value               1997         12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)
                              1996         11.94         0.36          0.97          1.33         (0.44)         --        (0.44)
                              1995          9.87         0.40          2.09          2.49         (0.42)         --        (0.42)
                              1994         10.79         0.46         (1.20)        (0.74)        (0.16)      (0.02)       (0.18)
AST Putnam Balanced           1998        $13.64      $  0.34       $  1.31       $  1.65      $  (0.35)   $  (0.81)    $  (1.16)
                              1997         13.19         0.33          1.85          2.18         (0.31)      (1.42)       (1.73)
                              1996         12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)
                              1995         10.49         0.26          2.06          2.32         (0.28)         --        (0.28)
                              1994         10.57         0.27         (0.26)         0.01         (0.07)      (0.02)       (0.09)
Federated High Yield          1998        $13.11      $  0.91       $ (0.57)      $  0.34      $  (0.76)   $  (0.04)    $  (0.80)
                              1997         12.13         0.75          0.83          1.58         (0.54)      (0.06)       (0.60)
                              1996         11.14         0.56          0.90          1.46         (0.47)         --        (0.47)
                              1995          9.69         0.38          1.46          1.84         (0.39)         --        (0.39)
                              1994(2)      10.00         0.55         (0.86)        (0.31)           --          --           --

------------------------  ---------

                          NET ASSET
                            VALUE
                             END
       PORTFOLIO          OF PERIOD
------------------------  ---------
AST Putnam                 $22.67
  International Equity      21.29
                            19.22
                            18.20
                            17.61
Lord Abbett                $21.68
  Growth and Income         20.53
                            17.17
                            14.98
                            12.00
JanCap Growth              $37.00
                            23.15
                            18.79
                            15.40
                            11.22
AST Money Market           $ 1.00
                             1.00
                             1.00
                             1.00
                             1.00
Neuberger&Berman           $13.16
  Mid-Cap Value             15.15
                            12.83
                            11.94
                             9.87
AST Putnam Balanced        $14.13
                            13.64
                            13.19
                            12.53
                            10.49
Federated High Yield       $12.65
                            13.11
                            12.13
                            11.14
                             9.69

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on January 4, 1994.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                RATIO OF EXPENSES           RATIOS OF NET INVESTMENT INCOME
            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    ----------------------------------   --------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    ------   -------------   ---------   --------------   ---------------   --------------   ---------------
     20.10%   $  497,461       117%           1.13%            1.13%             0.69%            0.69%
     18.15%      412,270       116%           1.15%            1.15%             1.04%            1.04%
      9.65%      346,211       124%           1.16%            1.26%             0.88%            0.78%
     10.00%      268,056        59%           1.17%            1.27%             0.88%            0.78%
      2.64%      238,050        49%           1.22%            1.32%             0.55%            0.46%
     12.48%   $1,181,909        78%           0.91%            0.91%             1.32%            1.31%
     23.92%      936,986        41%           0.93%            0.93%             1.60%            1.60%
     18.56%      530,497        43%           0.97%            0.97%             1.92%            1.92%
     28.91%      288,749        50%           0.99%            0.99%             2.50%            2.50%
      2.22%       92,050        60%           1.06%            1.06%             2.45%            2.45%
     68.26%   $3,255,658        42%           1.02%            1.04%             0.16%            0.13%
     28.66%    1,511,563        94%           1.07%            1.08%             0.24%            0.23%
     28.36%      892,324        79%           1.10%            1.10%             0.25%            0.25%
     37.98%      431,321       113%           1.12%            1.12%             0.51%            0.51%
     (4.51%)     245,645        94%           1.18%            1.18%             0.62%            0.62%
      5.14%   $  967,733        N/A           0.60%            0.66%             4.99%            4.93%
      5.18%      759,888        N/A           0.60%            0.69%             5.06%            4.98%
      5.08%      549,470        N/A           0.60%            0.71%             4.87%            4.76%
      5.05%      344,225        N/A           0.60%            0.72%             5.38%            5.26%
      3.75%      288,588        N/A           0.64%            0.76%             3.90%            3.78%
     (2.33%)  $  271,968       208%           1.05%            1.05%             1.83%            1.83%
     26.42%      201,143        91%           0.90%            0.90%             3.34%            3.34%
     11.53%      123,138        81%           0.93%            0.93%             3.14%            3.14%
     26.13%      107,399        71%           0.93%            0.93%             4.58%            4.58%
     (6.95%)      71,205        54%           0.99%            0.99%             5.11%            5.11%
     12.86%   $  409,335       139%           1.00%            1.00%             2.55%            2.55%
     18.28%      357,591       170%           1.03%            1.03%             2.81%            2.81%
     11.23%      286,479       276%           0.94%            0.94%             2.66%            2.66%
     22.60%      255,206       161%           0.94%            0.94%             3.28%            3.28%
      0.09%      145,624        87%           0.99%            0.99%             3.08%            3.08%
      2.61%   $  595,680        36%           0.95%            0.95%             8.64%            8.64%
     13.59%      434,420        28%           0.98%            0.98%             8.83%            8.83%
     13.58%      205,262        43%           1.03%            1.03%             8.02%            8.02%
     19.57%       83,692        30%           1.11%            1.11%             8.72%            8.72%
     (3.10%)      21,308        41%           1.15%(1)         1.34%(1)          9.06%(1)         8.87%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
T. Rowe Price                  1998        $15.13       $ 0.35        $ 2.38        $ 2.73
  Asset Allocation             1997         13.27         0.33          2.03          2.36
                               1996         12.01         0.27          1.28          1.55
                               1995          9.94         0.26          2.02          2.28
                               1994(2)      10.00         0.21         (0.27)        (0.06)
PIMCO Total                    1998        $11.72       $ 0.49        $ 0.56        $ 1.05
  Return Bond                  1997         11.11         0.48          0.58          1.06
                               1996         11.34         0.46         (0.10)         0.36
                               1995          9.75         0.25          1.55          1.80
                               1994(2)      10.00         0.26         (0.51)        (0.25)
INVESCO Equity Income          1998        $16.51       $ 0.31        $ 1.81        $ 2.12
                               1997         13.99         0.31          2.84          3.15
                               1996         12.50         0.27          1.79          2.06
                               1995          9.75         0.25          2.65          2.90
                               1994(2)      10.00         0.16         (0.41)        (0.25)
Founders Capital               1998        $17.81       $(0.08)       $ 0.73        $ 0.65
Appreciation                   1997         16.80        (0.05)         1.06          1.01
                               1996         14.25        (0.03)         2.85          2.82
                               1995         10.84        (0.04)         3.54          3.50
                               1994(2)      10.00         0.11          0.73          0.84
T. Rowe Price                  1998        $12.09       $ 0.08        $ 1.59        $ 1.67
  International Equity         1997         12.07         0.09          0.08          0.17
                               1996         10.65         0.06          1.44          1.50
                               1995          9.62         0.07          0.99          1.06
                               1994(2)      10.00         0.02         (0.40)        (0.38)
T. Rowe Price                  1998        $10.11       $ 0.52        $ 0.94        $ 1.46
  International Bond           1997         10.90         0.20         (0.57)        (0.37)
                               1996         10.60         0.23          0.38          0.61
                               1995          9.68         0.31          0.75          1.06
                               1994(3)      10.00         0.27         (0.59)        (0.32)

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
T. Rowe Price                $(0.33)     $(0.06)      $(0.39)       $17.47
  Asset Allocation            (0.26)      (0.24)       (0.50)        15.13
                              (0.25)      (0.04)       (0.29)        13.27
                              (0.21)         --        (0.21)        12.01
                                 --          --           --          9.94
PIMCO Total                  $(0.51)     $(0.24)      $(0.75)       $12.02
  Return Bond                 (0.45)         --        (0.45)        11.72
                              (0.28)      (0.31)       (0.59)        11.11
                              (0.21)         --        (0.21)        11.34
                                 --          --           --          9.75
INVESCO Equity Income        $(0.32)     $(0.81)      $(1.13)       $17.50
                              (0.26)      (0.37)       (0.63)        16.51
                              (0.24)      (0.33)       (0.57)        13.99
                              (0.15)         --        (0.15)        12.50
                                 --          --           --          9.75
Founders Capital             $   --      $(0.85)      $(0.85)       $17.61
Appreciation                     --          --           --         17.81
                                 --       (0.27)       (0.27)        16.80
                              (0.09)         --        (0.09)        14.25
                                 --          --           --         10.84
T. Rowe Price                $(0.14)     $(0.23)      $(0.37)       $13.39
  International Equity        (0.07)      (0.08)       (0.15)        12.09
                              (0.08)         --        (0.08)        12.07
                              (0.01)      (0.02)       (0.03)        10.65
                                 --          --           --          9.62
T. Rowe Price                $(0.03)     $(0.08)      $(0.11)       $11.46
  International Bond          (0.16)      (0.26)       (0.42)        10.11
                              (0.14)      (0.17)       (0.31)        10.90
                              (0.14)         --        (0.14)        10.60
                                 --          --           --          9.68

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on January 4, 1994.
(3) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                RATIO OF EXPENSES           RATIOS OF NET INVESTMENT INCOME
            SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
    ----------------------------------   --------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    ------   -------------   ---------   --------------   ---------------   --------------   ---------------
    18.36%     $344,197          8%           1.09%            1.09%             2.70%             2.70%
    18.40%      213,075         10%           1.13%            1.13%             2.95%             2.95%
    13.14%      120,149         31%           1.20%            1.20%             3.02%             3.02%
    23.36%       59,399         18%           1.25%            1.29%             3.53%             3.49%
    (0.60%)      23,463         32%           1.25%(1)         1.47%(1)          3.64%(1)          3.42%(1)
     9.46%     $896,497        231%           0.83%            0.83%             5.24%             5.24%
     9.87%      572,100        320%           0.86%            0.86%             5.56%             5.56%
     3.42%      360,010        403%           0.89%            0.89%             5.38%             5.38%
    18.78%      225,335        124%           0.89%            0.89%             5.95%             5.95%
    (2.50%)      46,493        139%           1.02%(1)         1.02%(1)          5.57%(1)          5.57%(1)
    13.34%     $831,482         67%           0.93%            0.93%             2.17%             2.17%
    23.33%      602,105         73%           0.95%            0.95%             2.54%             2.54%
    17.09%      348,680         58%           0.98%            0.98%             2.83%             2.83%
    30.07%      176,716         89%           0.98%            0.98%             3.34%             3.34%
    (2.50%)      65,201         63%           1.14%(1)         1.14%(1)          3.41%(1)          3.41%(1)
     3.49%     $285,847        100%           1.12%            1.12%            (0.53%)           (0.53%)
     6.01%      278,258         77%           1.13%            1.13%            (0.32%)           (0.32%)
    20.05%      220,068         69%           1.16%            1.16%            (0.38%)           (0.38%)
    32.56%       90,460         68%           1.22%            1.22%            (0.28%)           (0.28%)
     8.40%       28,559        198%           1.30%(1)         1.55%(1)          2.59%(1)          2.34%(1)
    14.03%     $472,161         32%           1.25%            1.25%             0.60%             0.60%
     1.36%      464,456         19%           1.26%            1.26%             0.71%             0.71%
    14.17%      402,559         11%           1.30%            1.30%             0.84%             0.84%
    11.09%      195,667         17%           1.33%            1.33%             1.03%             1.03%
    (3.80%)     108,751         16%           1.75%(1)         1.77%(1)          0.45%(1)          0.43%(1)
    14.72%     $147,973        136%           1.11%            1.11%             4.78%             4.78%
    (3.42%)     130,408        173%           1.11%            1.11%             4.73%             4.73%
     5.98%       98,235        241%           1.21%            1.21%             5.02%             5.02%
    11.10%       45,602        325%           1.53%            1.53%             6.17%             6.17%
    (3.20%)      15,218        163%           1.68%(1)         1.68%(1)          7.03%(1)          7.03%(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
Neuberger&Berman               1998        $16.61       $(0.05)       $ 3.31        $ 3.26
  Mid-Cap Growth               1997         14.39         0.01          2.36          2.37
                               1996         12.40         0.01          2.01          2.02
                               1995          9.97         0.04          2.40          2.44
                               1994(4)      10.00         0.01         (0.04)        (0.03)
Founders Passport              1998        $11.78       $ 0.05        $ 1.24        $ 1.29
                               1997         11.63         0.03          0.21          0.24
                               1996         10.33         0.09          1.24          1.33
                               1995(5)      10.00         0.03          0.30          0.33
T. Rowe Price                  1998        $14.57       $ 0.19        $(1.78)       $(1.59)
  Natural Resources            1997         14.47         0.14          0.35          0.49
                               1996         11.11         0.05          3.35          3.40
                               1995(5)      10.00         0.04          1.07          1.11
PIMCO Limited                  1998        $11.02       $ 0.56        $ 0.03        $ 0.59
  Maturity Bond                1997         10.81         0.55          0.22          0.77
                               1996         10.47         0.56         (0.15)         0.41
                               1995(5)      10.00         0.05          0.42          0.47
AST Oppenheimer                1998        $12.62       $(0.10)       $ 3.55        $ 3.45
  Large-Cap Growth             1997         10.99        (0.05)         1.68          1.63
                               1996(6)      10.00        (0.01)         1.00          0.99
AST Janus Overseas             1998        $11.87       $ 0.04        $ 1.88        $ 1.92
  Growth                       1997(7)      10.00         0.02          1.85          1.87
AST Putnam Value               1998        $12.23       $ 0.11        $ 1.38        $ 1.49
  Growth & Income              1997(7)      10.00         0.07          2.16          2.23
Twentieth Century              1998        $11.34       $ 0.11        $ 2.29        $ 2.40
  Strategic Balanced           1997(7)      10.00         0.11          1.23          1.34
Twentieth Century              1998        $11.52       $ 0.03        $ 2.12        $ 2.15
  International Growth         1997(7)      10.00        (0.03)         1.55          1.52
T. Rowe Price Small            1998        $12.88       $ 0.09        $(1.42)       $(1.33)
  Company Value                1997(7)      10.00         0.06          2.82          2.88

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
Neuberger&Berman             $(0.01)     $(2.60)      $(2.61)       $17.26
  Mid-Cap Growth              (0.02)      (0.13)       (0.15)        16.61
                              (0.03)         --        (0.03)        14.39
                              (0.01)         --        (0.01)        12.40
                                 --          --           --          9.97
Founders Passport            $(0.03)     $   --       $(0.03)       $13.04
                              (0.08)      (0.01)       (0.09)        11.78
                              (0.03)         --        (0.03)        11.63
                                 --          --           --         10.33
T. Rowe Price                $(0.14)     $(0.87)      $(1.01)       $11.97
  Natural Resources           (0.07)      (0.32)       (0.39)        14.57
                              (0.02)      (0.02)       (0.04)        14.47
                                 --          --           --         11.11
PIMCO Limited                $(0.53)     $   --       $(0.53)       $11.08
  Maturity Bond               (0.56)         --        (0.56)        11.02
                              (0.05)      (0.02)       (0.07)        10.81
                                 --          --           --         10.47
AST Oppenheimer              $   --      $   --       $   --        $16.07
  Large-Cap Growth               --          --           --         12.62
                                 --          --           --         10.99
AST Janus Overseas           $(0.05)     $   --       $(0.05)       $13.74
  Growth                         --          --           --         11.87
AST Putnam Value             $(0.07)     $(0.18)      $(0.25)       $13.47
  Growth & Income                --          --           --         12.23
Twentieth Century            $(0.08)     $   --       $(0.08)       $13.66
  Strategic Balanced             --          --           --         11.34
Twentieth Century            $(0.01)     $   --       $(0.01)       $13.66
  International Growth           --          --           --         11.52
T. Rowe Price Small          $(0.05)     $(0.06)      $(0.11)       $11.44
  Company Value                  --          --           --         12.88

--------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on October 20, 1994.
(5) Commenced operations on May 2, 1995.
(6) Commenced operations on May 2, 1996.
(7) Commenced operations on January 2, 1997.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
           SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
---------------------------------------   --------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------   -------------   ---------   --------------   ---------------   --------------   ---------------
     20.65%     $261,792        228%          1.07%             1.07%            (0.34%)          (0.34%)
     16.68%      185,050        305%          0.99%             0.99%             0.07%            0.07%
     16.34%      136,247        156%          1.01%             1.01%             0.24%            0.24%
     24.42%       45,979         84%          1.17%             1.17%             0.70%            0.70%
     (0.30%)       3,030          5%          1.25%(1)          1.70%(1)          1.41%(1)         0.97%(1)
     10.92%     $119,997         46%          1.30%             1.30%             0.32%            0.32%
      2.03%      117,938         73%          1.35%             1.35%             0.43%            0.43%
     12.91%      117,643        133%          1.36%             1.36%             1.25%            1.25%
      3.30%       28,455          4%          1.46%(1)          1.46%(1)          0.94%(1)         0.94%(1)
    (11.83%)    $ 74,126         55%          1.16%             1.16%             1.14%            1.14%
      3.39%      111,954         44%          1.16%             1.16%             0.98%            0.98%
     30.74%       88,534         31%          1.30%             1.30%             1.08%            1.08%
     11.10%        9,262          2%          1.35%(1)          1.80%(1)          1.28%(1)         0.83%(1)
      5.72%     $349,707        263%          0.86%             0.86%             5.70%            5.70%
      7.46%      288,642         54%          0.88%             0.88%             5.71%            5.71%
      3.90%      209,013        247%          0.89%             0.89%             5.69%            5.69%
      4.70%      161,940        205%          0.89%(1)          0.89%(1)          4.87%(1)         4.87%(1)
     27.34%     $300,924        252%          1.22%             1.22%            (0.70%)          (0.70%)
     14.83%      235,648        219%          1.23%             1.23%            (0.59%)          (0.59%)
      9.90%       48,790         77%          1.33%(1)          1.33%(1)         (0.56%)(1)       (0.56%)(1)
     16.22%     $607,206         97%          1.27%             1.27%             0.32%            0.32%
     18.70%      255,705         94%          1.35%(1)          1.35%(1)          0.36%(1)         0.36%(1)
     12.27%     $189,871         87%          1.00%             1.00%             1.05%            1.05%
     22.30%      117,438         81%          1.23%(1)          1.23%(1)          1.24%(1)         1.24%(1)
     21.29%     $ 91,043         95%          1.16%             1.13%             1.68%            1.71%
     13.40%       28,947         76%          1.25%(1)          1.35%(1)          2.02%(1)         1.92%(1)
     18.68%     $ 77,733        220%          1.65%             1.65%             0.10%            0.10%
     15.10%       33,125        171%          1.75%(1)          1.75%(1)         (0.58%)(1)       (0.58%)(1)
    (10.53%)    $304,072         10%          1.11%             1.11%             0.93%            0.93%
     28.80%      199,896          7%          1.16%(1)          1.16%(1)          1.20%(1)         1.20%(1)
-------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
Marsico Capital Growth         1998        $10.03       $ 0.00        $ 4.17        $ 4.17
                               1997(8)      10.00         0.01          0.02          0.03
Cohen & Steers Realty          1998(9)     $10.00       $ 0.28        $(1.87)       $(1.59)
Lord Abbett Small Cap
  Value                        1998(9)     $10.00       $(0.01)       $   --        $(0.01)
Bankers Trust Enhanced
  500                          1998(9)     $10.00       $ 0.06        $ 2.72        $ 2.78
Stein Roe Venture              1998(9)     $10.00       $(0.03)       $(1.77)       $(1.80)

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
Marsico Capital Growth       $  --       $  --         $  --        $14.20
                                --          --            --         10.03
Cohen & Steers Realty        $  --       $  --         $  --        $ 8.41
Lord Abbett Small Cap
  Value                      $  --       $  --         $  --        $ 9.99
Bankers Trust Enhanced
  500                        $  --       $  --         $  --        $12.78
Stein Roe Venture            $  --       $  --         $  --        $ 8.20

--------------------------------------------------------------------------------
(1) Annualized.
(8) Commenced operations on December 22, 1997.
(9) Commenced operations on January 2, 1998.

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES          RATIOS OF NET INVESTMENT INCOME
           SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
---------------------------------------   --------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY   AFTER ADVISORY   BEFORE ADVISORY
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER        FEE WAIVER       FEE WAIVER
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE      AND EXPENSE       AND EXPENSE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT     REIMBURSEMENT
    -------   -------------   ---------   --------------   ---------------   --------------   ---------------
     41.59%     $594,966        213%           1.11%             1.11%             0.16%            0.16%
      0.30%        7,299          --           1.00%(1)          1.00%(1)          3.62%(1)         3.62%(1)
    (16.00%)    $ 33,025         18%           1.30%(1)          1.30%(1)          5.02%(1)         5.02%(1)
     (0.10%)    $ 41,788         58%           1.31%(1)          1.31%(1)         (0.21%)(1)       (0.21%)(1)
     27.90%     $289,551        162%           0.80%(1)          0.86%(1)          1.07%(1)         1.01%(1)
    (18.00%)    $  8,930        141%           1.35%(1)          2.04%(1)         (0.71%)(1)       (1.39%)(1)

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 1998, issued 28 classes of shares of beneficial interest: AST Putnam International Equity Portfolio ("Putnam International Equity"), Lord Abbett Growth and Income Portfolio ("Growth and Income"), JanCap Growth Portfolio ("Growth"), AST Money Market Portfolio ("Money Market"), Neuberger&Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST Putnam Balanced Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("Total Return Bond"), INVESCO Equity Income Portfolio ("Equity Income"), Founders Capital Appreciation Portfolio ("Capital Appreciation"), T. Rowe Price International Equity Portfolio ("T. Rowe International Equity"), T. Rowe Price International Bond Portfolio ("International Bond"), Neuberger&Berman Mid-Cap Growth Portfolio ("Mid-Cap Growth"), Founders Passport Portfolio ("Passport"), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Oppenheimer Large-Cap Growth Portfolio ("Large-Cap Growth") (formerly, Robertson Stephens Value + Growth Portfolio), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST Putnam Value Growth & Income Portfolio ("Value Growth & Income"), Twentieth Century Strategic Balanced Portfolio ("Strategic Balanced"), Twentieth Century International Growth Portfolio ("International Growth"), T. Rowe Price Small Company Value Portfolio ("Small Company Value"), Marsico Capital Growth Portfolio ("Capital Growth"), Cohen & Steers Realty Portfolio ("Realty"), Lord Abbett Small Cap Value Portfolio ("Small Cap Value"), Bankers Trust Enhanced 500 Portfolio ("Enhanced 500"), and Stein Roe Venture Portfolio ("Venture") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount

--------------------------------------------------------------------------------

or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of December 31, 1998, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

--------------------------------------------------------------------------------

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

--------------------------------------------------------------------------------

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Putnam Investment Management, Inc. for Putnam International Equity, Balanced, and Value Growth & Income; Lord Abbett & Co. for Growth and Income and Small Cap Value; Janus Capital Corporation for Growth and Overseas Growth; J. P. Morgan Investment Management Inc. for Money Market; Federated Investment Counseling for High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Founders Asset Management, Inc. for Capital Appreciation and Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe International Equity and International Bond; Neuberger Berman Management Incorporated for Mid-Cap Value and Mid-Cap Growth; OppenheimerFunds, Inc. for Large-Cap Growth; American Century Investment Management, Inc. for Strategic Balanced and International Growth; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Bankers Trust Company for Enhanced 500; and Stein Roe & Farnham Incorporated for Venture.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,
 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, .90%, 1.00%, .75%, .85%, 1.00%,
 .90%, .90%, 1.00%, .95%, .60%, and .95% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Capital Appreciation, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Enhanced 500, and Venture Portfolios, respectively. The fees for Putnam International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Mid-Cap Growth and Large-Cap Growth are

--------------------------------------------------------------------------------

at the rate of .85% for average daily net assets in excess of $1 billion, and for Balanced are at the rate of .70% for average daily net assets in excess of $300 million. During the year ended December 31, 1998, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio, .05% from its fee for the Growth Portfolio on average daily net assets in excess of $1 billion, and, since February 11, 1998, .05% from its fee for the Growth and Income Portfolio on average daily net assets in excess of $1 billion.

The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .65%, .75%, .40%, .45%, .60%, .60%, .30%, .35%, .65%, .45%,
 .50%, .70%, .60%, .45%, .60%, .50%, .17%, and .50% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Capital Appreciation, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Enhanced 500, and Venture Portfolios, respectively. The Sub-advisors for the Growth, Money Market, and T. Rowe International Equity Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond, Capital Growth, Small Cap Value, and Venture, are reduced for Portfolio net assets in excess of specified levels.

On April 29, 1998, the shareholders of the Federated Utility Income and Berger Capital Growth Portfolios approved new Investment Management and Sub-Advisory Agreements, effective May 1, 1998. Under the new Sub-Advisory Agreements, Neuberger Berman Management Incorporated became Sub-advisor to both Portfolios. Effective May 1, 1998, the names of the Portfolios were changed from Federated Utility Income Portfolio to Neuberger&Berman Mid-Cap Value Portfolio and from Berger Capital Growth Portfolio to Neuberger&Berman Mid-Cap Growth Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to Federated Utility Income Portfolio and Berger Associates, Inc. served as Sub-advisor to Berger Capital Growth Portfolio. Prior to May 1, 1998, the Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of .75% for both the Federated Utility Income and Berger Capital Growth Portfolios. The fees for Federated Utility Income Portfolio were reduced to .60% for average daily net assets in excess of $50 million. The Investment Manager paid each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .50% and .55% of the average daily net assets of the Federated Utility Income and Berger Capital Growth Portfolios, respectively. The annual rates of the fees paid by the Investment Manager to the Sub-advisors of each Portfolio were reduced for Portfolio net assets in excess of specified levels.

On December 30, 1998, the shareholders of Robertson Stephens Value + Growth Portfolio approved a new Sub-Advisory Agreement, effective December 31, 1998. Under the new Agreement, OppenheimerFunds, Inc. became Sub-advisor to the Portfolio and the name of the Portfolio was changed to AST Oppenheimer Large-Cap Growth Portfolio. Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor to the Portfolio. Prior to December 31, 1998, the Investment Manager received a fee, computed daily and paid monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio. The Investment Manager paid the Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .60% of the average daily net assets of

--------------------------------------------------------------------------------

the Portfolio. The annual rate of the fees paid by the Investment Manager to the Sub-advisor was reduced for Portfolio net assets in excess of specified levels.

On December 30, 1998, the shareholders of Founders Capital Appreciation Portfolio approved a new Sub-Advisory Agreement, effective January 1, 1999. Under the new Agreement, Janus Capital Corporation becomes Sub-advisor to the Portfolio and the name of the Portfolio changes to AST Janus Small-Cap Growth Portfolio. In addition, the Investment Manager pays the Sub-advisor a fee, computed daily and payable monthly, based on an annual rate of .50% of the average daily net assets of the Portfolio. The annual rate of the fees payable by the Investment Manager to the Sub-advisor are reduced for Portfolio net assets in excess of specified levels.

By the terms of the Investment Management Agreement, during the year ended December 31, 1998, the Investment Manager reimbursed Money Market in the amount of $121,415 to prevent its expenses from exceeding an annual rate of .60% of average daily net assets. In addition, the Investment Manager voluntarily reimbursed Enhanced 500 and Venture in the amount of $73,723 and $29,462, respectively. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio within the two-year period following such payments. During the year ended December 31, 1998, Strategic Balanced paid $18,200 as reimbursement to the Investment Manager.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

--------------------------------------------------------------------------------

Capital Loss Carryforwards

At December 31, 1998, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                        EXPIRATION DECEMBER 31,
                                                                 -------------------------------------
                                                    AMOUNT         2004         2005          2006
                                                  -----------    --------    ----------    -----------
Capital Appreciation..........................    $ 5,945,483    $     --    $       --    $ 5,945,483
Passport......................................      2,860,101          --     2,860,101             --
Limited Maturity Bond.........................        132,375     132,375            --             --
Overseas Growth...............................     18,489,428          --     2,020,791     16,468,637
Small Company Value...........................        504,463          --            --        504,463
Realty........................................        569,675          --            --        569,675
Small Cap Value...............................      2,512,177          --            --      2,512,177
Venture.......................................      1,708,208          --            --      1,708,208

--------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the period ended December 31, 1998, were as follows ($ in thousands):

                                                    U.S. GOVERNMENT SECURITIES       OTHER SECURITIES
                                                    --------------------------    ----------------------
                                                     PURCHASES        SALES       PURCHASES      SALES
                                                    -----------    -----------    ----------    --------
Putnam International Equity.......................  $       --     $       --     $  557,527    $536,094
Growth and Income.................................          --             --        904,339     796,940
Growth............................................          --             --      1,224,439     806,918
Mid-Cap Value.....................................          --             --        490,083     410,478
Balanced..........................................     205,819        191,365        293,887     278,794
High Yield........................................         180          4,077        369,858     177,783
Asset Allocation..................................      27,418             15         73,223      21,043
Total Return Bond.................................   1,727,784      1,398,739        493,110     189,256
Equity Income.....................................      31,132         28,260        578,910     423,472
Capital Appreciation..............................          --             --        239,729     253,679
T. Rowe International Equity......................          --             --        141,748     190,552
International Bond................................          --             --        177,652     182,606
Mid-Cap Growth....................................          --             --        472,876     452,168
Passport..........................................          --             --         47,895      47,292
Natural Resources.................................          --             --         49,054      70,009
Limited Maturity Bond.............................   1,032,600        872,726         78,923      47,061
Large-Cap Growth..................................          --             --        654,342     724,885
Overseas Growth...................................          --             --        626,216     369,641
Value Growth & Income.............................          --             --        184,829     128,629
Strategic Balanced................................      22,299          9,151         71,401      36,836
International Growth..............................          --             --        151,802     114,448
Small Company Value...............................          --             --        156,086      22,689
Capital Growth....................................          --             --        965,238     524,606
Realty............................................          --             --         39,868       3,540
Small Cap Value...................................          --             --         52,056      11,257
Enhanced 500......................................          --             --        383,585     174,756
Venture...........................................          --             --         13,722       5,393

--------------------------------------------------------------------------------

At December 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                                                     NET
                                                                   GROSS           GROSS          UNREALIZED
                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                  ----------    ------------    ------------    --------------
Putnam International Equity.....................  $  419,909     $   90,721       $(12,833)       $   77,888
Growth and Income...............................     977,333        225,412        (27,728)          197,684
Growth..........................................   1,816,704      1,455,500        (21,350)        1,434,150
Money Market....................................     964,747             --             --                --
Mid-Cap Value...................................     256,655         25,438        (11,583)           13,855
Balanced........................................     372,822         45,373        (12,507)           32,866
High Yield......................................     604,370         11,963        (30,750)          (18,787)
Asset Allocation................................     278,883         77,403         (5,702)           71,701
Total Return Bond...............................   1,060,706          8,704         (5,530)            3,174
Equity Income...................................     684,798        163,592        (18,507)          145,085
Capital Appreciation............................     202,169         73,985         (9,757)           64,228
T. Rowe International Equity....................     368,525        113,429        (32,261)           81,168
International Bond..............................     139,015          7,974         (3,660)            4,314
Mid-Cap Growth..................................     227,266         42,957        (11,131)           31,826
Passport........................................      94,752         31,522         (7,861)           23,661
Natural Resources...............................      91,487          4,070        (21,904)          (17,834)
Limited Maturity Bond...........................     461,936          2,468         (1,650)              818
Large-Cap Value.................................     189,483         38,737         (3,237)           35,500
Overseas Growth.................................     516,547        106,462        (15,558)           90,904
Value Growth & Income...........................     176,759         22,798        (10,861)           11,937
Strategic Balanced..............................      77,062         12,452           (150)           12,302
International Growth............................      73,467          7,909         (1,592)            6,317
Small Company Value.............................     323,678         30,359        (51,765)          (21,406)
Capital Growth..................................     532,112         84,374         (4,037)           80,337
Realty..........................................      37,710            227         (4,886)           (4,659)
Small Cap Value.................................      42,160          4,543         (4,039)              504
Enhanced 500....................................     244,749         28,494         (5,133)           23,361
Venture.........................................       7,343          1,201           (146)            1,055

--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 1998, were as follows:

                                       TOTAL RETURN BOND     LIMITED MATURITY BOND       CAPITAL GROWTH
                                     ---------------------   ---------------------   -----------------------
                                     NUMBER OF               NUMBER OF               NUMBER OF
                                     CONTRACTS    PREMIUM    CONTRACTS    PREMIUM    CONTRACTS     PREMIUM
                                     ---------   ---------   ----------   --------   ---------   -----------
Balance at beginning of year.......       --     $      --       --            --        --               --
Written............................   35,730       782,014       76       $13,948       695      $ 2,028,983
Expired............................   (9,500)     (143,336)      --            --        --               --
Exercised..........................       --            --       --            --        --               --
Closed.............................       --            --       --            --      (695)      (2,028,983)
                                      ------     ---------       --       -------      ----      -----------
Balance at end of year.............   26,230     $ 638,678       76       $13,948        --      $        --
                                      ======     =========       ==       =======      ====      ===========

At December 31, 1998, Total Return Bond and Limited Maturity Bond had sufficient cash and/or securities at least equal to the value of written options.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AST Putnam International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Neuberger&Berman Mid-Cap Value Portfolio (formerly Federated Utility Income Portfolio), AST Putnam Balanced Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Neuberger&Berman Mid-Cap Growth Portfolio (formerly Berger Capital Growth Portfolio), Founders Passport Portfolio, T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, AST Oppenheimer Large-Cap Growth Portfolio (formerly Robertson Stephens Value + Growth Portfolio), AST Janus Overseas Growth Portfolio, AST Putnam Value Growth and Income Portfolio, Twentieth Century Strategic Balanced Portfolio, Twentieth Century International Growth Portfolio, T. Rowe Price Small Company Value Portfolio, Marsico Capital Growth Portfolio, Cohen & Steers Realty Portfolio, Lord Abbett Small Cap Value Portfolio, Bankers Trust Enhanced 500 Portfolio, and Stein Roe Venture Portfolio (collectively, the "Portfolios") of American Skandia Trust ("the Trust") as of December 31, 1998, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 11, 1999

                                   APPENDIX B

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

                 Description of Certain Commercial Paper Ratings

Moody's

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.


PART C.      OTHER INFORMATION

ITEM 23.          Exhibits


         xii      (a).     (1)      Amended and Restated Declaration of Trust of Registrant.


         vi       (b).     By-laws of Registrant.

         vi       (c).     Articles III and VI of the Registrant's  Declaration of Trust and Article 11 of the Registrant's
                           By-laws.

         vi       (d).     (1)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Lord Abbett Growth and Income Portfolio.

         vi                (2)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST JanCap Growth Portfolio.

         vi                (3)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Money Market.

         vi                (4)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Federated High Yield Portfolio.

         vi                (5)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         vi                (6)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST T. Rowe Price International Equity Portfolio.

         vi                (7)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST INVESCO Equity Income Portfolio.

         vi                (8)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST PIMCO Total Return Portfolio.

         vi                (9)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for AST T. Rowe Price Natural Resources Portfolio.

         vi                (10)     Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for AST PIMCO Limited Maturity Bond Portfolio.

         i                 (11)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST T. Rowe Price International Bond Portfolio.

         ii                (12)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Overseas Growth Portfolio.

         ii                (13)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST T. Rowe Price Small Company Value Portfolio.

         ii                (14)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Founders Passport Portfolio.

         ii                (15)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century International Growth Portfolio.

         ii                (16)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century Strategic Balanced Portfolio.

         x                 (17)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century Income & Growth Portfolio.

         x                 (18)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST AIM International Equity Portfolio.

         x                 (19)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST AIM Balanced Portfolio.

         v                 (20)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Lord Abbett Small Cap Value Portfolio.

         v                 (21)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Cohen & Steers Realty Portfolio.

         v                 (22)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Bankers Trust Enhanced 500 Portfolio.

         v                 (23)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Marsico Capital Growth Portfolio.

         vii               (24)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

         vii               (25)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

         ix                (26)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Small-Cap Growth Portfolio.

         ix                (27)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Oppenheimer Large-Cap Growth Portfolio.

         ix                (28)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Kemper Small-Cap Growth Portfolio.


         xii               (29)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Global Equity Portfolio.

         xii               (30)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Growth Portfolio.

         xii               (31)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Growth with Income Portfolio.

                           (32)     Investment   Management   Agreement  between Registrant and American  Skandia  Investment
                                    Services,  Incorporated  for the  AST  Alger All-Cap Growth Portfolio.

         vii               (33)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and Lord,
                                    Abbett & Co. for the AST Lord Abbett Growth and Income Portfolio.

         vi                (34)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Janus Capital Corporation for the AST JanCap Growth Portfolio.

         vi                (35)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and J.P.
                                    Morgan Investment Management Inc. for the AST Money Market Portfolio.

         vi                (36)     Sub-advisory   Agreement  between  American  Skandia  Investment  Services,   Inc.  and
                                    Federated Investment Counseling for the AST Federated High Yield Portfolio.

         vii               (37)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and T. Rowe
                                    Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         vi                (38)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and Rowe
                                    Price-Fleming  International,  Inc.  for the AST T.  Rowe  Price  International  Equity
                                    Portfolio.

         vi                (39)     Sub-advisory  Agreement between American Skandia  Investment  Services Inc. and Pacific
                                    Investment Management Company for the AST PIMCO Total Return Portfolio.

         vi                (40)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and T. Rowe
                                    Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio.

         vi                (41)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and Pacific
                                    Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio.

         i                 (42)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Rowe  Price-Fleming  International,  Inc. for the AST T. Rowe Price  International Bond
                                    Portfolio.

         ii                (43)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation for the AST Janus Overseas Growth Portfolio.

         ii                (44)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    T. Rowe Price Associates, Inc. for the AST T. Rowe Price Small Company Value Portfolio.

         vii               (45)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Founders Asset Management LLC for the AST Founders Passport Portfolio.

         ii                (46)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Investors  Research  Corporation  for the AST  American  Century  International  Growth
                                    Portfolio.

         ii                (47)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Investors  Research  Corporation  for  the  AST  American  Century  Strategic  Balanced
                                    Portfolio.

         x                 (48)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American  Century  Investment  Management,  Inc. for the AST American  Century Income &
                                    Growth Portfolio.

         x                 (49)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    A I M Capital Management, Inc. for the AST AIM International Equity Portfolio.

         x                 (50)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    A I M Capital Management, Inc. for the AST AIM Balanced Portfolio.

         iv                (51)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    INVESCO Trust Company for the AST INVESCO Equity Income Portfolio.

         viii              (52)     Amendment to Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                    Incorporated,  INVESCO Trust Company and INVESCO Funds Group,  Inc. for the AST INVESCO
                                    Equity Income Portfolio.

         v                 (53)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Lord, Abbett & Co. for the AST Lord Abbett Small Cap Value Portfolio.

         v                 (54)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio.

         xi                (55)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Bankers Trust Company for the AST Bankers Trust Enhanced 500 Portfolio.

         x                 (56)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio.

         vii               (57)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Neuberger&Berman  Management,  Incorporated  for the AST Neuberger Berman Mid-Cap Value
                                    Portfolio.

         vii               (58)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Neuberger&Berman  Management,  Incorporated for the AST Neuberger Berman Mid-Cap Growth
                                    Portfolio.

         ix                (59)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation for the AST Janus Small-Cap Growth Portfolio.

         ix                (60)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    OppenheimerFunds, Inc. for the AST Oppenheimer Large-Cap Growth Portfolio.

         ix                (61)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Scudder Kemper Investments, Inc. for the AST Kemper Small-Cap Growth Portfolio.

         xii               (62)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST Global Equity Portfolio.

         xii               (63)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST Growth Portfolio.

         xii               (64)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST Growth with Income Portfolio.

                           (65)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Fred Alger Management, Inc. for the AST Alger All-Cap Growth Portfolio.


         vi       (e).     (1)      Sales Agreement between Registrant and American Skandia Life Assurance Corporation.

         ii                (2)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  (f).     None.

         viii     (g).     (1)      Amended and Restated  Custody  Agreement  between  Registrant  and Morgan Stanley Trust
                                    Company.

         viii              (2)      Foreign Custody Manager Delegation Amendment

         vi                (3)      Amended Custodian Agreement between Registrant and Provident National Bank.

         viii              (4)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.

         vi                (5)      Amended  Transfer  Agency  Agreement   between   Registrant  and  Provident   Financial
                                    Processing Corporation.

         vi       (h).     (1)      Amended Administration  Agreement between Registrant and Provident Financial Processing
                                    Corporation.

         iii               (2)      Service Agreement between American Skandia Investment Services, Incorporated and
                  Kemper Investors Life Insurance Company.

         xi       (i).     Consent of Counsel for the Registrant.

                  (j).     Independent Auditors' Consent.

                  (k).     None.

         vi       (l).     Certificate re:  initial $100,000 capital.

                  (m)      None.

                  (n).     Financial Data Schedules.

                  (o).     None.
--------------------------

i Filed as an Exhibit to Post-Effective Amendment No. 18 to Registration Statement, which Amendment was filed via EDGAR on April 30, 1996, and is incorporated herein by reference.

ii Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

iii Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

iv Filed as an Exhibit to Post-Effective Amendment No. 23 to Registration Statement, which Amendment was filed via EDGAR on October 7, 1997, and is incorporated herein by reference.

v Filed as an Exhibit to Post-Effective Amendment No. 24 to Registration Statement, which Amendment was filed via EDGAR on December 19, 1997, and is incorporated herein by reference.

vi Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

vii Filed as an Exhibit to Post-Effective Amendment No. 26 to Registration Statement, which Amendment was filed via EDGAR on May 1, 1998, and is incorporated herein by reference.

viii Filed as an Exhibit to Post-Effective Amendment No. 27 to Registration Statement, which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.

ix Filed as an Exhibit to Post-Effective Amendment No. 28 to Registration Statement, which Amendment was filed via EDGAR on December 28, 1998, and is incorporated herein by reference.

x Filed as an Exhibit to Post-Effective Amendment No. 30 to Registration Statement, which Amendment was filed via EDGAR on April 28, 1999, and is incorporated herein by reference.

xi Filed as an Exhibit to Post-Effective Amendment No. 31 to Registration Statement, which Amendment was filed via EDGAR on August 4, 1999, and is incorporated herein by reference.


xii Filed as an Exhibit to Post-Effective Amendment No. 32 to Registration Statement, which Amendment was filed via EDGAR on October 15, 1999, and is incorporated herein by reference.



ITEM 24. Persons Controlled By or Under Common Control with Registrant

         Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by American Skandia Life Assurance Corporation. See Registrant's Statement of Additional Information under "Organization and Management of the Trust" and "Other Information."

ITEM 25. Indemnification

         Section 5.2 of the Registrant's Amended and Restated Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgement of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

         With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant's Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

         With respect to the Sub-Advisors' indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager's indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 (Section 9 in the case of the Sub-Advisory
Agreement for the AST JanCap Growth Portfolio) of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser

         American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut 06484, serves as the investment manager to the Registrant. Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission on September 1, 1999, April 9 1999, April 7, 1998, August 13, 1997, April 11, 1997, October 22, 1996, March 22, 1996
and April 11, 1995 and is incorporated herein by reference.

ITEM 27. Principal Underwriter

         Registrant's shares are presently offered exclusively as an investment medium for life insurance companies writing both variable annuity and variable life insurance policies. Pursuant to an exemptive order of the Commission, Registrant may also sell its shares directly to the Skandia Qualified Plan and other qualified plans. If Registrant sells its shares to other qualified plans, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Commission and the National Association of Securities Dealers. It is an affiliate of ASISI and American Skandia Life Assurance Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         The following individuals, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484, are the current officers and/or directors of ASM, Inc.:

Jan R. Carendi                                         Chairman, Chief Executive Officer & Director
Gordon C. Boronow                                      Deputy Chief Executive Officer & Director
Wade A. Dokken                                         President, Deputy Chief Executive Officer & Director
Thomas M. Mazzaferro                                   Executive Vice President, Chief Financial Officer & Director
Anders O. Soderstrom                                   Executive Vice President
Patricia J. Abram                                      Senior Vice President and National Sales Manager, Variable Life
Kimberly A. Bradshaw                                   Vice President & National Accounts Manager/Qualified Plans
Robert Brinkman                                        Senior Vice President & National Sales Manager
Y.K. Chan                                              Senior Vice President & Chief Information Officer
Lucinda C. Ciccarello                                  Vice President, Mutual Funds
Ian Kennedy                                            Senior Vice President, Customer Service
T. Richard Kennedy                                     General Counsel
Lawrence Kudlow                                        Senior Vice President & Chief Economist
N. David Kuperstock                                    Vice President, Product Development & Director
McCann, Eileen S.                                      Vice President, Key Accounts Marketing
David R. Monroe                                        Senior Vice President, Treasurer & Corporate Controller
Michael A. Murray                                      Vice President and National Sales  Manager/American  Skandia Advisor Funds,
                                                       Inc.
Brian O'Connor                                         Vice President & National Sales Manager, Internal Wholesaling
M. Patricia Paez                                       Director
Kathleen A. Pritchard                                  Vice President and National Key Accounts/Financial Institutions
Hayward L. Sawyer                                      Executive Vice President, National Sales Manager & Director
Leslie S. Sutherland                                   Vice President & National Key Accounts Manager
Amanda C. Sutyak                                       Vice President
Christian Thwaites                                     Senior Vice President, National Marketing Director
Bayard F. Tracy                                        Senior Vice President, National Sales Manager & Director
Mary Toumpas                                           Vice President & Compliance Director
Deborah G. Ullman                                      Senior Vice  President,  Chief  Operating  Officer,  Finance  and  Business
                                                       Operations & Director
M. Priscilla Pannell                                   Corporate Secretary
Kathleen A. Chapman                                    Assistant Corporate Secretary

     Of the above, the following individuals are also officers and/or directors of Registrant: Jan R. Carendi (President, Principal Executive Officer & Trustee) and Gordon C. Boronow (Vice President).

ITEM 28. Location of Accounts and Records

         Records regarding the Registrant's securities holdings are maintained at Registrant's Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201. Certain records with respect to the Registrant's securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant's corporate records are maintained at its offices at One Corporate Drive, Shelton, Connecticut 06484. The Registrant's financial and interestholder ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. Management Services

         None.

ITEM 30. Undertakings

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 19th day of October, 1999.

                                                   By: /s/ Eric C. Freed
                                                       Eric C. Freed
                                                       Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                       Date


/s/ Jan R. Carendi*                         President (Principal                        10/19/99
Jan R. Carendi                              Executive Officer)
                                            and Trustee

/s/ Eric C. Freed                           Secretary                                   10/19/99
Eric C. Freed

/s/ Richard G. Davy, Jr.                    Treasurer (Chief                            10/19/99
Richard G. Davy, Jr.                        Financial and Accounting
                                            Officer)

/s/ David E. A. Carson*                     Trustee                                     10/19/99
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     10/19/99
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     10/19/99
Thomas M. O'Brien

/s/ F. Don Schwartz*                        Trustee                                     10/19/99
F. Don Schwartz

                                            *By:  /s/ Eric C. Freed
                                                  Eric C. Freed

     *Pursuant to Powers of Attorney previously filed with Post-Effective Amendment No. 22 to the Registration Statement, as filed with the Commission on April 30, 1997.

                                                       Registration No. 33-24962










                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    EXHIBITS
                   FILED WITH POST-EFFECTIVE AMENDMENT NO. 33
                                  TO FORM N-1A



                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 AND
                         INVESTMENT COMPANY ACT OF 1940


                             AMERICAN SKANDIA TRUST

                                    Exhibits

                                Table of Contents

                  Exhibit Number                     Description

                  (d)(32)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American Skandia Investment  Services,  Incorporated for the AST Alger
                                                     All-Cap Growth Portfolio.

                  (d)(65)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated  and  Fred  Alger  Management,  Inc.  for the  AST  Alger
                                                     All-Cap Growth Portfolio.

                  (j)                                Independent Auditor's Consent.
